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ZYLA FINANCIAL EXHIBITS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ZYLA LIFE SCIENCES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 20, 2020

ASSERTIO LETTER TO STOCKHOLDERS
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

        Assertio Therapeutics, Inc. ("Assertio Therapeutics" or "Assertio") entered into an Agreement and Plan of Merger dated as of March 16, 2020, which is referred to in this Joint Proxy Statement/Prospectus as the "Merger Agreement," with Zyla Life Sciences ("Zyla") and certain wholly-owned subsidiaries of Assertio formed to effectuate the Merger Agreement. Pursuant to the Merger Agreement and through a series of transactions described in this Joint Proxy Statement/Prospectus and referred to as the "Merger," Zyla and Assertio will become wholly-owned subsidiaries of Assertio Holdings, Inc. ("Assertio Holdings"), with Assertio Holdings assuming Assertio's listing on the Nasdaq Stock Market. The Merger Agreement is attached as Annex A to this Joint Proxy Statement/Prospectus and is incorporated into this Joint Proxy Statement/Prospectus by reference. This Joint Proxy Statement/Prospectus describes the Merger Agreement, the Merger and the transactions related to the Merger in detail and provides information concerning the annual meeting of Assertio stockholders (the "Assertio Annual Meeting").

        At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock, $0.001 par value per share, of Zyla ("Zyla Common Stock") will be converted into the right to receive 2.5 shares of common stock, $0.0001 par value per share, of Assertio Holdings ("Assertio Holdings Common Stock"). The exact amount of stock consideration to be received in the Merger in exchange for shares of Zyla Common Stock cannot be determined until the Effective Time. See "The Agreement and Plan of Merger—Consideration in the Merger" in Chapter I of this Joint Proxy Statement/Prospectus on page 161.

        Assertio's board of directors has unanimously approved the Merger Agreement, the Merger and the issuance of shares of Assertio Holdings Common Stock in the Merger. The issuance of shares of Assertio Holdings Common Stock in the Merger requires the approval of a majority of the outstanding shares of common stock, $0.0001 par value per share, of Assertio ("Assertio Common Stock") present at the Assertio Annual Meeting and entitled to vote on the matter (Assertio Proposal 1 in this Joint Proxy Statement/Prospectus). Assertio stockholders will vote at the Assertio Annual Meeting on May 19, 2020, at 1:00 p.m., Central Time. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, Assertio's board of directors has determined that the Assertio Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health of Assertio stockholders, Assertio's board of directors and the Assertio management team.

        Assertio stockholders or their proxyholder will be able to attqend the Assertio Annual Meeting online, vote and submit questions by visiting https://www.cstproxy.com/assertiotx/2020 and using a control number assigned by Continental Stock Transfer. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed Joint Proxy Statement/Prospectus.

        Before casting your vote, please take the time to review carefully this Joint Proxy Statement/Prospectus, including the section entitled "Risk Factors" in Chapter I of this Joint Proxy Statement/Prospectus beginning on page 34. Your vote is very important regardless of the number of shares you hold. Our board of directors recommends that you vote "FOR" the approval of the issuance of shares of Assertio Holdings Common Stock in the Merger.

Arthur J. Higgins President and Chief Executive Officer Assertio Therapeutics, Inc.

        Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved the securities to be issued under this Joint Proxy Statement/Prospectus or determined if this Joint Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

        This Joint Proxy Statement/Prospectus is dated April 20, 2020 and is first being mailed to Assertio stockholders and Zyla stockholders on or about April 20, 2020.

ASSERTIO THERAPEUTICS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only—https://www.cstproxy.com/assertiotx/2020
To Be Held on May 19, 2020
1:00 p.m. Central Time

To the stockholders of Assertio Therapeutics, Inc.:

        Notice is hereby given that the Annual Meeting of Stockholders of Assertio Therapeutics, Inc., a Delaware corporation ("Assertio"), will be held at on May 19, 2020 at 1:00 p.m., Central Time (the "Assertio Annual Meeting"). In light of ongoing developments related to coronavirus (COVID-19), and the related protocols that federal, state and local governments have implemented, Assertio's board of directors has determined that the Assertio Annual Meeting will be a virtual meeting conducted exclusively via live webcast. Assertio's board of directors believes that this is the right choice for Assertio and Assertio's stockholders at this time, as it permits stockholders to attend and participate in the Assertio Annual Meeting while safeguarding the health of Assertio stockholders, Assertio's board of directors and the Assertio management team. We are committed to ensuring that Assertio stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You can attend the meeting by visiting https://www.cstproxy.com/assertiotx/2020 where you will be able to listen to the meeting live, submit questions and vote online. To participate in the virtual meeting, you will need the 16-digit control number assigned by Continental Stock Transfer included on your proxy card or voting instruction form. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed Joint Proxy Statement/Prospectus.

        The meeting webcast will begin promptly at 1:00 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m., Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Assertio Annual Meeting please call (917) 262-2373 for assistance. For additional information on how you can attend and participate in the virtual Assertio Annual Meeting, please see the instructions beginning on page 206 of the attached Joint Proxy Statement/Prospectus. Because the Assertio Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

        Assertio is holding the meeting for the following purposes, as more fully described in the accompanying Joint Proxy Statement/Prospectus:

  1.
  To approve the issuance of shares of common stock, $0.0001 par value per share, of Assertio Holdings, Inc. ("Assertio Holdings Common Stock") in connection with the Merger with Zyla Life Sciences, as described in greater detail in Chapter I of this Joint Proxy Statement/Prospectus.

  2.
  To elect the nine directors of Assertio named in the attached Joint Proxy Statement/Prospectus to serve until the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

  3.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2014 Omnibus Incentive Plan, a copy of which is attached as Annex G to this Joint Proxy Statement/Prospectus. If the proposal to issue stock in connection with the Merger (Proposal 1) is not approved, the proposal to increase the number of shares available under Assertio's Amended and Restated 2014 Omnibus Incentive Plan will be automatically withdrawn.

  4.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2004 Employee Stock Purchase Plan, a copy of which is attached as Annex H to this Joint Proxy Statement/Prospectus.

  5.
  To approve an amendment to Assertio's certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-4.

  6.
  To approve, on an advisory basis, the compensation of Assertio's named executive officers.

  7.
  To approve, on an advisory basis, Merger-related executive compensation arrangements.

  8.
  To ratify the appointment of Ernst & Young LLP as Assertio's independent registered public accounting firm for the fiscal year ending December 31, 2020.

  9.
  To approve the adjournment from time to time of the Assertio Annual Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the proposal to issue stock in connection with the Merger (Proposal 1) at the time of the Assertio Annual Meeting or any adjournment or postponement thereof.

  10.
  To transact such other business as may properly come before the Assertio Annual Meeting and any adjournments or postponements thereof.

        Each of the foregoing items of business is more fully described in the Joint Proxy Statement/Prospectus which is attached to and made part of this notice and which you are urged to read carefully. This Joint Proxy Statement/Prospectus and Assertio's Annual Report on Form 10-K for fiscal year ended December 31, 2019 will be available electronically at https://www.cstproxy.com/assertiotx/2020.

        We cannot complete the Merger described in this Joint Proxy Statement/Prospectus unless the proposal to approve the issuance of shares of Assertio Holdings Common Stock is approved by a majority of the outstanding shares of common stock, $0.0001 par value per share, of Assertio present and entitled to vote on the proposal at the Assertio Annual Meeting. The other proposals require the vote specified under "Chapter II—Information About the Assertio Annual Meeting and Proposals" beginning on page 206 of this Joint Proxy Statement/Prospectus.

        Only stockholders of record at the close of business on April 15, 2020 will be entitled to notice of, and to attend (online) and vote at, the Assertio Annual Meeting or any adjournments or postponements thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available for inspection at Assertio's headquarters for at least 10 days prior to the Assertio Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Assertio Annual Meeting to Be Held on
May 19, 2020 at 1:00 p.m. Central Time

The proxy statement and annual report to stockholders
are available at https://www.cstproxy.com/assertiotx/2020.

By Order of the Board of Directors

Arthur J. Higgins President and Chief Executive Officer

Lake Forest, Illinois
April 20, 2020

You are cordially invited to attend and participate in the virtual Assertio Annual Meeting. Whether or not you expect to attend the virtual meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the virtual Assertio Annual Meeting by visiting the virtual meeting website at https://www.cstproxy.com/assertiotx/2020 where stockholders may vote and submit questions during the meeting. To participate in the virtual meeting, you will need the 16-digit control number assigned by Continental Stock Transfer included on your proxy card or voting instruction form. Your broker, bank or nominee cannot vote your shares for any proposals deemed "non-routine" unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, Assertio highly encourages you to instruct them regarding how to vote your shares.

ZYLA LETTER TO STOCKHOLDERS

PROPOSED MERGER

YOUR VOTE IS VERY IMPORTANT

To the Stockholders of Zyla Life Sciences:

        On March 16, 2020, Zyla Life Sciences, or Zyla, entered into an Agreement and Plan of Merger, referred to as the "Merger Agreement", with, among others, Assertio Therapeutics, Inc., or Assertio. Pursuant to the Merger Agreement and through a series of transactions described in this Joint Proxy Statement/Prospectus and referred to as the "Merger", Zyla and Assertio will become wholly-owned subsidiaries of Assertio Holdings, Inc., or Assertio Holdings, with Assertio Holdings assuming Assertio's listing on the Nasdaq Stock Market.

        We believe the Merger will be a transformational combination resulting in a combined company with a leading portfolio of branded NSAIDs with significant cost and revenue synergies and the platform, profitability and financial strength to both grow its existing portfolio and acquire additional complementary assets. After careful consideration, Zyla's board of directors approved the Merger by vote of all directors voting (Messrs. Smith and Holmes having recused themselves from consideration of the Merger).

        At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock, $0.001 par value per share, of Zyla, or the Zyla Common Stock, will be converted into the right to receive 2.5 shares of common stock, $0.0001 par value per share of Assertio Holdings for such share of Zyla Common Stock. See "The Agreement and Plan of Merger—Consideration in the Merger" in Chapter I of this Joint Proxy Statement/Prospectus on page 161.

        We are holding a special meeting of stockholders, or the "Zyla Special Meeting," in order to obtain the stockholder approval necessary to complete the Merger and related matters. At the Zyla Special Meeting, which will be held on May 19, 2020 at 10:00 a.m., Eastern Time, virtually at http://www.envisionreports.com/ZCOR, unless postponed or adjourned to a later date, we will ask Zyla's stockholders to, among other things, approve the Merger Agreement.

        Zyla's board of directors determined that the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) are fair to and in the best interests of Zyla and its stockholders and recommends that Zyla's stockholders vote (i) "FOR" the proposal to adopt the Merger Agreement, (ii) "FOR" the proposal to approve the adjournment from time to time of the Zyla Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Zyla Special Meeting or any adjournment or postponement thereof and (iii) "FOR" the proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla to its named executive officers in connection with the Merger.

        More information about Zyla, Assertio and the proposed transactions are contained in this Joint Proxy Statement/Prospectus. Zyla and Assertio urge you to read this Joint Proxy Statement/Prospectus carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE 34.

        We are excited about the opportunities the Merger brings to Zyla stockholders, and thank you for your consideration and continued support.

Todd N. Smith President and Chief Executive Officer Zyla Life Sciences

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

        This Joint Proxy Statement/Prospectus is dated April 20, 2020, and is first being mailed to Zyla and Assertio stockholders on or about April 20, 2020.

ZYLA NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

600 Lee Road, Suite 100
Wayne, PA 19087

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
Online Meeting Only—No Physical Meeting Location
To Be Held on May 19, 2020

Dear Stockholder of Zyla Life Sciences:

        On behalf of the board of directors of Zyla Life Sciences, a Delaware corporation (referred to as "Zyla"), Zyla is pleased to deliver this Joint Proxy Statement/Prospectus for the proposed Merger (referred to as the "Merger"), pursuant to which Zebra Merger Sub, Inc., a Delaware corporation (referred to as "Merger Sub") and a wholly-owned subsidiary of Assertio Holdings, Inc., a Delaware corporation (formerly named Alligator Zebra Holdings, Inc., "Assertio Holdings"), will merge with and into Zyla, with Zyla continuing as the surviving company and as a wholly-owned subsidiary of Assertio Holdings. Prior to the consummation of the Merger, Assertio Therapeutics, Inc., a Delaware corporation (referred to as "Assertio") intends to effect a reorganization merger (referred to as the "Assertio Reorganization") pursuant to which Assertio will become a wholly-owned subsidiary of Assertio Holdings and Assertio Holdings will assume Assertio's listing on the Nasdaq Stock Market.

        The virtual Zyla special stockholder meeting in connection with the Merger (the "Zyla Special Meeting") will be held on May 19, 2020 at 10:00 a.m., Eastern Time. The virtual Zyla Special Meeting can be accessed by visiting http://www.envisionreports.com/ZCOR, where you will be able to listen to the meeting live, submit questions and vote online. If you plan to participate in the virtual Zyla Special Meeting, please see the instructions beginning on page 206 of this Joint Proxy Statement/Prospectus. There will be no physical location for stockholders to attend. Stockholders may only participate online by logging in at http://www.envisionreports.com/ZCOR. Zyla believes that a virtual special meeting provides greater access to those who may want to join and therefore has chosen this over an in-person meeting.

        At the Zyla Special Meeting, you will be asked to consider and vote upon the following proposals:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 16, 2020 (as it may be amended from time to time, referred to as the "Merger Agreement"), by and among Zyla, Assertio, Assertio Holdings, Merger Sub and Alligator Merger Sub, Inc., a Delaware corporation, a copy of which is attached as Annex A to this Joint Proxy Statement/Prospectus, which is referred to as the "Merger Agreement Proposal";

  2.
  To consider and vote on a proposal to approve the adjournment from time to time of the Zyla Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Zyla Special Meeting or any adjournment or postponement thereof, which is referred to as the "Zyla Adjournment Proposal"; and

  3.
  To consider and vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla to its named executive officers in connection with the Merger which is referred to in this notice as the "Zyla Compensation Advisory Proposal".

        Zyla's board of directors has fixed April 15, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Zyla Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of common stock of Zyla, $0.001 par value per share ("Zyla Common Stock") at the close of business on the record date are entitled to notice of, and to vote at, the Zyla Special Meeting. At the close of business on the record date, Zyla had 9,591,957 shares of Zyla Common Stock outstanding and entitled to vote.

        Zyla's board of directors determined that the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) are fair to and in the best interests of Zyla and its stockholders and recommends that Zyla's stockholders vote (i) "FOR" the Merger Agreement Proposal, (ii) "FOR" the Zyla Adjournment Proposal and (iii) "FOR" the Zyla Compensation Advisory Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholders' Meeting to Be Held on
May 19, 2020 at 10:00 a.m., Eastern Time

The proxy statement is
available at http://www.envisionreports.com/ZCOR.

By Order of the Board of Directors,

Megan Timmins Senior Vice President, General Counsel & Secretary

Wayne, Pennsylvania
April 20, 2020

You are cordially invited to join the virtual meeting. Whether or not you expect to join the meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the virtual meeting via the virtual meeting website http://www.envisionreports.com/ZCOR, where stockholders may vote and submit questions during the meeting. Instructions on how to join and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.envisionreports.com/ZCOR. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote during the meeting, you must obtain a proxy issued in your name from that record holder. Your broker, bank or nominee cannot vote your shares for any proposals deemed "non-routine" unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, Zyla highly encourages you to instruct them regarding how to vote your shares.

SUMMARY COMPENSATION TABLE	235
GRANTS OF PLAN-BASED AWARDS	236
DESCRIPTION OF PLAN-BASED AWARDS	236
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	237
OPTION EXERCISES AND STOCK VESTED	238
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	238
DIRECTOR COMPENSATION	241
CEO PAY RATIO	243
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	244
AUDIT RELATED MATTERS	245
Audit Committee Report	245
Fees Paid to Independent Registered Public Accounting Firm	245
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	246
ASSERTIO PROPOSALS	247
ASSERTIO PROPOSAL 1—APPROVAL OF THE ISSUANCE OF SHARES IN THE MERGER	247
ASSERTIO PROPOSAL 2—ELECTION OF DIRECTORS	248
ASSERTIO PROPOSAL 3—APPROVAL TO INCREASING IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN	249
ASSERTIO PROPOSAL 4—APPROVAL TO INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2004 EMPLOYEE STOCK PURCHASE PLAN	260
ASSERTIO PROPOSAL 5—THE REVERSE STOCK SPLIT PROPOSAL	264
ASSERTIO PROPOSAL 6—ADVISORY VOTE APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	272
ASSERTIO PROPOSAL 7—ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS	273
ASSERTIO PROPOSAL 8—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	274
ASSERTIO PROPOSAL 9—ADJOURNMENT OF THE ASSERTIO ANNUAL MEETING	275
OTHER MATTERS	276
CHAPTER III—INFORMATION ABOUT THE ZYLA SPECIAL MEETING AND OTHER PROPOSALS	278
THE ZYLA SPECIAL MEETING	278
Date and Time	278
Purpose	278
Recommendation of Zyla's board of directors of Directors	278
Zyla Record Date; Outstanding Shares; Stockholders Entitled to Vote	279
Quorum	279
Required Vote	279
Stock Ownership of and Voting by Zyla Directors and Executive Officers	280
Voting of Shares	280
Revocability of Proxies; Changing Your Vote	282
Solicitation of Proxies; Expenses of Solicitation	282
Householding	283
Adjournment	283
Other Information	284
Assistance	284
ZYLA BUSINESS, PROPERTIES AND LEGAL PROCEEDINGS	285
Overview	285
Strategy	285
Market Opportunity for Non-Steroidal Anti-Inflammatory Drugs (NSAIDs)	286
Zyla's Products	286

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

        This Joint Proxy Statement/Prospectus is being provided to each of the stockholders of Assertio Therapeutics, Inc. ("Assertio Therapeutics" or "Assertio") and Zyla Life Sciences ("Zyla") in connection with a proposed merger of the two companies (the "Merger"). Both companies require stockholder approval to proceed with the proposed Merger, as described in greater detail in this Joint Proxy Statement/Prospectus. Assertio stockholders will vote on Merger-related proposals at their 2020 Annual Meeting of Stockholders (the "Assertio Annual Meeting"), whereas Zyla is calling a special meeting of its stockholders (the "Zyla Special Meeting") to obtain its required approval.

        The Agreement and Plan of Merger, dated as of March 16, 2020, by and among Assertio, Zyla, Assertio Holdings, Inc. (formerly known as Alligator Zebra Holdings, Inc., "Assertio Holdings") and other parties party thereto (the "Merger Agreement") and the proposed Merger are described in further detail in "Chapter I—The Merger." In accordance with the terms of the Merger Agreement, and preceding the consummation of the Merger, Assertio Therapeutics will implement a holding company reorganization in accordance with applicable law (the "Assertio Reorganization"). As a result of the Assertio Reorganization, Assertio Therapeutics will become a wholly-owned subsidiary of Assertio Holdings, and Assertio Holdings will assume Assertio Therapeutics' listing on The Nasdaq Stock Market LLC ("Nasdaq") at which time holders of shares of common stock of Assertio Therapeutics, par value $0.0001 per share ("Assertio Therapeutics Common Stock"), will have their shares automatically converted one-for-one into shares of common stock of Assertio Holdings, par value $0.0001 per share ("Assertio Holdings Common Stock"). Zebra Merger Sub, Inc. ("Merger Sub"), a subsidiary of Assertio Holdings, Inc., will then merge with and into Zyla with Zyla surviving the Merger, such that following the Merger, immediately following the effective time of the Merger (the "Effective Time"), Assertio Therapeutics and Zyla will be wholly-owned subsidiaries of Assertio Holdings. Immediately following the Merger, Assertio may be merged with and into a newly-formed Delaware limited liability company and a direct, wholly-owned subsidiary of Assertio Holdings with the limited liability company surviving (the "Assertio Therapeutics LLC Conversion") and Zyla may be merged with and into a newly-formed Delaware limited liability company that is a direct, wholly-owned subsidiary of Assertio Holdings, with the limited liability company surviving (the "Zyla LLC Conversion").

        As used herein, the terms "Assertio" and "Assertio Common Stock" mean Assertio Therapeutics, Inc. and Assertio Therapeutics Common Stock, respectively, prior to the Assertio Reorganization and Assertio Holdings, Inc. and Assertio Holdings Common Stock, respectively, following the Assertio Reorganization. This Joint Proxy Statement/Prospectus may at times also, when appropriate in context, refer specifically to "Assertio Therapeutics" or "Assertio Holdings" and "Assertio Therapeutics Common Stock" and "Assertio Holdings Common Stock." The term "Assertio Annual Meeting" refers to Assertio's 2020 Annual Meeting.

        This Joint Proxy Statement/Prospectus is organized into three chapters:

Chapter I The Merger:	Provides summary and detailed information about the Merger Agreement and the proposed Merger, including the issuance of shares of Assertio Common Stock in the Merger. Zyla stockholders will consider and vote upon a proposal to adopt the Merger Agreement at the Zyla Special Meeting. Assertio stockholders will consider and vote upon a proposal to approve the issuance of shares of Assertio Holdings Common Stock to Zyla in connection with the Merger at the Assertio Annual Meeting.
Chapter II Information About the Assertio Annual Meeting and Proposals:
Provides information about the Assertio Annual Meeting, the matters that Assertio stockholders will vote on at the Assertio Annual Meeting, including the issuance of shares of Assertio Holdings Common Stock in the Merger, the election of directors, a reverse stock split proposal, say-on-pay proposals, the ratification of Assertio's independent auditor, an amendment to Assertio's Amended and Restated 2014 Omnibus Incentive Plan and an amendment to the Assertio Amended and Restated Employee Stock Purchase Plan, copies of which are attached as Annex G and Annex H, respectively, to this Joint Proxy Statement/Prospectus. Chapter II also discusses how Assertio stockholders may vote or grant a proxy and the vote required to adopt each proposal to be presented. Zyla stockholders will not vote on these matters.
Chapter III Information About the Zyla Special Meeting and Proposals:
Provides information about the Zyla Special Meeting and the matters that Zyla stockholders will vote on at the Zyla Special Meeting, including the adoption of the Merger Agreement. Chapter III also discusses how Zyla stockholders may vote or grant a proxy and the vote required to adopt each proposal to be presented. Assertio stockholders will not vote on these matters.

        This Joint Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy any securities, or the solicitation of a proxy or a written consent, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this Joint Proxy Statement/Prospectus regarding Assertio Therapeutics and Assertio Holdings has been provided by Assertio and information contained in this Joint Proxy Statement/Prospectus regarding Zyla has been provided by Zyla.

YOU SHOULD READ THIS JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY
BEFORE YOU VOTE YOUR SHARES.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        This Joint Proxy Statement/Prospectus incorporates by reference important business and financial information about Assertio that is not included in or delivered with this Joint Proxy Statement/Prospectus, which is available without charge from the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. See "Incorporation of Certain Information by Reference" on page 4. Copies of documents related to Assertio may also be obtained without charge from the Internet at www.assertiotx.com, under the "Investors" section, by contacting Assertio Therapeutics, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations, or by calling (224) 419-7106. If you wish to obtain any of these documents from Assertio you should make your request no later than May 12, 2020 to ensure timely delivery.

        Copies of documents related to Zyla, including Zyla's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, ownership reports for insiders and any amendments to these reports filed with or furnished to the SEC are available free of charge on the SEC's website at www.sec.gov. These documents may also be obtained without charge under the "Investor Relations" section of Zyla's Internet website at www.zyla.com as soon as reasonably practicable after filing with the SEC, by contacting Zyla at Zyla Life Sciences, Attn: Secretary, 600 Lee Road, Suite 100, Wayne, PA 19087 or by calling (610) 833-4200.

        Assertio has appointed Innisfree M&A Incorporated as proxy solicitor for the Joint Proxy Statement/Prospectus solicitation. Any questions about the Merger, requests for additional copies of documents or assistance voting your shares may be directed to Innisfree M&A Incorporated by telephone toll-free at (877) 717-3930 (banks and brokers may call collect at (212) 750-5833.

 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        Assertio files annual, quarterly and current reports, proxy statements and other information with the SEC. Assertio's SEC filings are available to the public from commercial retrieval services and are available at the Internet website maintained by the SEC at www.sec.gov. The filings are also available on Assertio's website at http://www.assertiotx.com. The information contained in Assertio's website does not constitute a part of this Joint Proxy Statement/Prospectus.

        Assertio is "incorporating by reference" into this Joint Proxy Statement/Prospectus the information in certain documents that Assertio previously filed with the SEC, which means that Assertio can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Joint Proxy Statement/Prospectus. Any reports filed by Assertio on or after the date of this Joint Proxy Statement/Prospectus supersede any information contained, or incorporated by reference, herein. Assertio incorporates by reference in this Joint Proxy Statement/Prospectus the documents listed below and any filings on or after the date hereof that Assertio makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K. The future filings with the SEC made by Assertio will automatically update and supersede any inconsistent information in this Joint Proxy Statement/Prospectus and any earlier dated incorporated document.

  •
  Assertio's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on March 10, 2020; and

  •
  Assertio's Current Reports on Form 8-K filed on January 13, 2020, January 16, 2020, February 7, 2020, February 13, 2020, February 20, 2020, and March 17, 2020.

        This Joint Proxy Statement/Prospectus does not incorporate by reference any documents or portions thereof or exhibits thereto specifically listed above that are deemed furnished and not filed with the SEC.

        You may also request a copy of any or all of the documents referred to above that have been or will be incorporated by reference into this Joint Proxy Statement/Prospectus (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost, by writing to Assertio at 100 South Saunders Road, Suite 300, Lake Forest, Illinois, 60045, and Assertio's telephone number is (224) 419-7106.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND STOCKHOLDER MEETINGS

General Questions and Answers for Assertio Stockholders and Zyla Stockholders

Q:
What are the proposed Transactions?

A:
Assertio, certain of Assertio Therapeutics' subsidiaries, and Zyla entered into the Merger Agreement, which is attached to this Joint Proxy Statement/Prospectus as Annex A. The Merger Agreement provides for a business combination of Assertio Therapeutics and Zyla by means of a two-step merger process. As a result of the transactions contemplated by the Merger Agreement, Assertio Therapeutics' and Zyla's respective businesses will be owned by a new holding company, which we refer to as "Assertio Holdings" or the "combined company." We sometimes refer to the Merger and the other transactions contemplated by the Merger Agreement, taken as a whole, as the "transactions."

  In the first merger, a subsidiary of Assertio Holdings formed specifically for the purpose of effectuating the transactions will merge with and into Assertio Therapeutics. Assertio Therapeutics will be the surviving company in this merger and will become a wholly-owned subsidiary of Assertio Holdings. We refer to this first merger as the "Assertio Reorganization." Following consummation of the Assertio Reorganization, Assertio Therapeutics may be merged with and into a newly-formed Delaware limited liability company that is a direct wholly-owned subsidiary of Assertio Holdings with the limited liability company surviving (the "Assertio LLC Conversion").

  In the second merger, which will occur simultaneously or promptly following the Assertio Reorganization, a second subsidiary of Assertio Holdings, also formed specifically for the purpose of effectuating the transactions, will merge with and into Zyla. Zyla will be the surviving company in this merger and will become a wholly owned subsidiary of Assertio Holdings. We refer to this merger as the "Merger." Following the consummation of the Merger, Zyla may be merged with and into a newly-formed Delaware limited liability company that is a direct wholly-owned subsidiary of Assertio Holdings, with the limited liability company surviving (the "Zyla LLC Conversion").

  Upon completion of the Assertio Reorganization, Assertio Holdings will assume Assertio's listing on Nasdaq under Assertio Therapeutics' current ticker symbol, "ASRT." At the Effective Time, we expect that the former Assertio Therapeutics stockholders will hold approximately 68%, and that former Zyla stockholders will hold approximately 32% of the outstanding shares of Assertio Holdings Common Stock, calculated on a fully-diluted basis (treasury-stock method), immediately following the completion of the transactions.

Q:
Why is the Merger and the issuance of shares of Assertio Holdings Common Stock in the Merger being proposed?

A:
After careful consideration, Assertio Therapeutics' board of directors and Zyla's board of directors each determined that it is advisable and in the best interests of the Assertio Therapeutics stockholders and Zyla stockholders, respectively, to enter into the Merger Agreement and consummate the Merger and the other transactions contemplated thereby. Therefore, after such consideration, each of Assertio Therapeutics' board of directors and Zyla's board of directors approved the Merger Agreement and declared that the transactions are in the best interests of the Assertio Therapeutics stockholders and Zyla stockholders, respectively. In reaching their respective decisions, each board of directors consulted with its management, as well as its legal and financial advisors, and considered its fiduciary obligations, due diligence matters and the terms of the Merger Agreement. Each of Assertio's and Zyla's management believes that:

•
combining Assertio Therapeutics with Zyla is expected to establish the largest portfolio of branded NSAIDs in the United States, significantly enhancing the competitive position of the combined company by providing increased scale and broader commercial reach, and provide opportunities to expand into new therapeutic areas;

  •
  the combined company will have a stronger financial position than either Assertio Therapeutics or Zyla on a stand-alone basis, with attractive pro forma revenues, 2020 non-GAAP adjusted EBITDA margin expected to be greater than 25% and anticipated 2020 debt to EBITDA leverage of two times; and

  •
  the Merger of Zyla with Assertio is expected to provide potential synergies of at least $40 million annually resulting from the transaction, and the anticipated increase in salesforce productivity from complementary call points of Assertio Therapeutics and Zyla.

  See "The Merger—Assertio's Reasons for the Merger and the Share Issuance" beginning on page 98 and "The Merger—Zyla's Reasons for the Merger" beginning on page 100.

Q:
What will happen if the Merger is completed?

A:
If the Merger is completed, Assertio Holdings will acquire Zyla through the merger of Merger Sub, a wholly-owned subsidiary of Assertio Holdings, with and into Zyla. Zyla will be the surviving corporation in the Merger. After the Merger, Zyla will continue as a wholly-owned subsidiary of Assertio Holdings. Following the consummation of the Merger, Zyla may be merged with and into a newly-formed Delaware limited liability company that is a direct, wholly-owned subsidiary of Assertio Holdings, with the limited liability company surviving, and Assertio Therapeutics may be merged with and into a newly-formed Delaware limited liability company that is a direct, wholly-owned subsidiary of Assertio Holdings, with the limited liability company surviving.

Q:
When will the Merger be completed?

A:
The Merger will be completed when the conditions described below under "The Agreement and Plan of Merger—Conditions to the Merger" are satisfied or waived, as permitted by the Merger Agreement and applicable law, and the related certificate of merger has been filed with the Secretary of State of the State of Delaware. Assertio and Zyla currently expect that the Merger can be completed by mid-2020. There can be no guarantee, however, as to when all conditions to the Merger will be satisfied and the completion of the Merger will occur, if at all. See "Risk Factors—Risks Relating to the Merger" beginning on page 34.

Q:
Who will be the directors of Assertio Holdings following the Merger?

A:
Upon the completion of the Merger, Assertio Holdings is expected to have a board of directors of nine directors, comprised of (a) Arthur Higgins, as the non-executive chairman of the board of directors, and Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree, David E. Wheadon, each as an Assertio designee, and (b) Todd N. Smith, Timothy P. Walbert, as the lead independent director of the board of directors, and Andrea Heslin Smiley, each as a Zyla designee. The aforementioned board of directors will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq.

Q:
Who will be the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of Assertio Holdings following the Merger?

A:
Upon completion of the Merger, it is expected that Todd N. Smith will be Chief Executive Officer of Assertio Holdings, with Daniel A. Peisert as its Chief Financial Officer and Mark Strobeck as its Chief Operating Officer.

 Questions and Answers for Assertio Stockholders

IMPORTANT INFORMATION FOR ASSERTIO STOCKHOLDERS
THAT PLAN TO ATTEND THE ASSERTIO ANNUAL MEETING ONLINE

Stockholders of record of Assertio's Common Stock at the close of business on April 15, 2020 can join the Assertio Annual Meeting by visiting https://www.cstproxy.com/assertiotx/2020, where stockholders may vote and submit questions during the meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to have the 16-digit control number assigned to them by Continental Stock Transfer and follow the applicable instructions enclosed in this Joint Proxy Statement/Prospectus. The virtual meeting will begin promptly at 1:00 p.m. Central Time on May 19, 2020.

Q:
Why am I receiving these materials?

A:
Assertio has made these materials available to you in connection with Assertio's solicitation of proxies for use at the Assertio Annual Meeting to be held on May 19, 2020 at 1:00 p.m. Central Time, and at any adjournments or postponements thereof. Assertio invites you to attend the Assertio Annual Meeting online and requests that you vote on the proposals described in this Joint Proxy Statement/Prospectus.

Q:
How do I attend the virtual Assertio Annual Meeting?

A:
The Assertio Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 1:00 p.m. Central Time. You will be able to attend the Assertio Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to https://www.cstproxy.com/assertiotx/2020 and entering your 16-digit control number, which is included on the proxy card or voting instruction form that you received. Because the Assertio Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

  In light of the rapidly changing developments related to coronavirus (COVID-19), Assertio is pleased to offer its stockholders a completely virtual Assertio Annual Meeting, which provides worldwide access and communication, while protecting the health and safety of Assertio stockholders, directors, management and other stakeholders. Assertio is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Assertio will try to answer as many stockholder-submitted questions as time permits that comply with the Assertio Annual Meeting rules of conduct. However, Assertio reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, Assertio will group such questions together and provide a single response to avoid repetition.

Q:
Do I need to register to attend the Assertio Annual Meeting?

A:
Yes. Pre-registration at https://www.cstproxy.com/assertiotx/2020 is recommended but is not required in order to attend.

  Any stockholder wishing to attend the virtual annual meeting should register for the meeting before it begins. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership Assertio Common Stock:

  •
  If your shares are registered in your name with Assertio's transfer agent and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/assertiotx/2020, enter the control number you received on your proxy card or notice of the meeting and click on the "Click here to preregister for the online meeting" link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

  •
  Beneficial Stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual meeting. After contacting Continental a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five (5) business days prior to the meeting date.

Q:
Do I have the option to call in to the Assertio Annual Meeting instead of attending the live webcast?

  Yes. Assertio's stockholders will also have the option to call in to the virtual meeting and listen by telephone by calling:

  Optional telephone access (listen-only):
  Within the U.S. and Canada: +1 866-894-0536 (toll-free)
  Outside of the U.S. and Canada: +1 312-780-0854 (standard rates apply)

  Passcode for telephone access:
  25749471#

Q:
How do I submit questions for the Virtual Annual Meeting?

A:
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able submit questions before and during the meeting through the virtual meeting portal by typing in the "Submit a question" box. You can also submit any questions by emailing the company at corpgov@assertiotx.com.

Q:
Who do I contact if I am encountering difficulties attending the meeting online?

A:
If you encounter any difficulties during the check-in process or during the meeting, please call (917) 262-2373, and a technician will be ready to assist you.

Q:
What items will be voted on at the Assertio Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

1.
To approve the issuance of shares of Assertio Holdings Common Stock in connection with the Merger with Zyla, as described in greater detail in Chapter I of this Joint Proxy Statement/Prospectus.

2.
To elect the nine directors of Assertio named in this Joint Proxy Statement/Prospectus to serve until the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, including in connection with the closing of the Merger.

  3.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2014 Omnibus Incentive Plan, a copy of which is attached as Annex G to this Joint Proxy Statement/Prospectus. If the proposal to issue stock in connection with the Merger (Proposal 1) is not approved, the proposal to increase the number of shares available under Assertio's Amended and Restated 2014 Omnibus Incentive Plan will be automatically withdrawn.

  4.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2004 Employee Stock Purchase Plan, a copy of which is attached as Annex H to this Joint Proxy Statement/Prospectus.

  5.
  To approve an amendment to Assertio's certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-4.

  6.
  To approve, on an advisory basis, the compensation of Assertio's named executive officers.

  7.
  To approve, on an advisory basis, Merger-related executive compensation arrangements.

  8.
  To ratify the appointment of Ernst & Young LLP as Assertio's independent registered public accounting firm for the fiscal year ended December 31, 2020.

  9.
  To approve the adjournment from time to time of the Assertio Annual Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the proposal to issue stock in connection with the Merger (Proposal 1) at the time of the Assertio Annual Meeting or any adjournment or postponement thereof.

  10.
  To transact such other business as may properly come before the Assertio Annual Meeting and any adjournments or postponements thereof.

Q:
What are the Assertio board of director's voting recommendations?

A:
The Assertio board of directors recommends that you vote "FOR" each of the proposals and each director nominee.

Q:
How will I be affected by the Assertio Reorganization, the Merger and related share issuance?

A:
Under the Merger Agreement, the Assertio Reorganization will occur shortly prior to the Merger. After the Assertio Reorganization, each share of Assertio Therapeutics Common Stock will automatically be converted into one share of Assertio Holdings Common Stock. Assertio Holdings Common Stock will be listed on Nasdaq under Assertio Therapeutics' current ticker symbol, "ASRT." You will have the same number of shares of Assertio Holdings Common Stock as shares of Assertio Common Stock that you had immediately prior to the Assertio Reorganization. However, because Assertio Holdings will be issuing new shares of Assertio Holdings Common Stock to Zyla stockholders in the Merger, each outstanding share of Assertio Holdings Common Stock immediately prior to the Merger will represent a smaller percentage of the aggregate number of shares of Assertio Holdings Common Stock issued and outstanding after the Merger. For United States federal income tax purposes, it is intended that either (i) each of the Assertio Reorganization (together with the Assertio LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code, or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code. Assuming that each of the transactions so qualify, Assertio stockholders who exchange their Assertio Common Stock solely for shares of Assertio Holdings Common Stock pursuant to such transactions, in each case, will not recognize gain or loss for U.S. federal income tax purposes, other than gain or loss attributable to the receipt of cash in lieu of fractional shares of Assertio Holdings common stock. Tax matters are very complicated, and the tax consequences of the Merger to a particular Assertio stockholder will depend on such stockholder's circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the Merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws. For more information, please see the section titled "Material U.S. Federal Income Tax Consequences of the Mergers."

Q:
What rights will I have as an Assertio Holdings stockholder following the completion of the Assertio Reorganization?

A:
Assertio Therapeutics and Assertio Holdings are both Delaware corporations, and, as part of the Assertio Reorganization, Assertio Holdings will be adopting substantially the same forms of Certificate of Incorporation and Bylaws of Assertio Therapeutics. Consequently, as a stockholder of Assertio Holdings following the completion of the Merger, you will have the same rights as an Assertio Holdings stockholder as you currently do as an Assertio Therapeutics stockholder.

Q:
What should I do now in order to vote on the proposals to be voted on at the Assertio Annual Meeting?

A:
After carefully reading and considering the information contained in this Joint Proxy Statement/Prospectus, please mark, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the Assertio Annual Meeting. You may also cast your vote by attending the virtual Assertio Annual Meeting or by voting your shares via the Internet or by telephone by following the instructions on the back of your proxy card.

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of Assertio Common Stock at the close of business on April 15, 2020 (the "Record Date") are entitled to attend (virtually) and to vote at the Assertio Annual Meeting. Each share is entitled to one vote on each matter presented at the Assertio Annual Meeting. Assertio stockholders do not have cumulative voting rights. As of the Record Date, there were 81,344,829 shares of common stock outstanding.

  To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Assertio Annual Meeting in person. Assertio stockholders of record may vote online at the Assertio Annual Meeting by following the instructions available on the meeting website during the meeting or by mail, using the paper proxy card. All proxy cards received by Assertio that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted "FOR" each of the nominees to the Assertio board of directors listed on the proxy card under Proposal 2 and "FOR" Proposals 1, 3, 4, 5, 6, 7, 8, 9 and such other business as may come up. Beneficial owners may vote by telephone or online if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in "street name" and you wish to vote at the Assertio Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Assertio Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record. If your shares are registered directly in your name with Assertio's transfer agent, you are considered the stockholder of record with respect to those shares, and Assertio sent the proxy materials directly to you.

  Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Assertio Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Assertio Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Attn: Legal, Assertio at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045 or (b) attending the virtual Assertio Annual Meeting and voting online. Attendance online at the Assertio Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

Q:
What happens if other matters are raised at the Assertio Annual Meeting?

A:
Assertio is not aware, as of the date hereof, of any matters to be voted upon at the Assertio Annual Meeting other than those stated in this Joint Proxy Statement/Prospectus and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Assertio Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Q:
What constitutes a quorum?

A:
A majority of the outstanding shares of Assertio's Common Stock as of the Record Date, present in person or by proxy and entitled to vote at the Assertio Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Assertio Annual Meeting will be determined as follows:

•
For the election of directors in Proposal 2, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

•
For the approval of an amendment to Assertio's certificate of incorporation in Proposal 5, the proposal must receive the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date; and

•
For the approval of Proposals 1, 3, 4, 6, 7, 8, 9 and such other business as may come up, each proposal must receive the affirmative vote of a majority of the shares of Assertio's Common Stock, present online or by proxy and entitled to vote at the Assertio Annual Meeting.

Q:
What vote of Assertio stockholders is required to approve the share issuance?

A:
The issuance of shares of Assertio Holdings Common Stock in the Merger requires the approval by a majority of the outstanding shares of Assertio Common Stock present and entitled to vote on the share issuance proposal at the Assertio Annual Meeting. This stockholder vote is required under the rules of Nasdaq because the aggregate number of shares of Assertio Holdings Common Stock to be issued to Zyla stockholders in the Merger will exceed 20% of the total number of shares of Assertio Holdings Common Stock issued and outstanding immediately prior to the completion of the Merger.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares. Abstentions occur when a stockholder who is present at the meeting, either in person on the meeting website or by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors because broker non-votes and abstentions are not counted as votes cast for purposes of this proposal. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Assertio Annual Meeting because abstentions are considered shares entitled to vote on these proposals. Broker non-votes will have no effect on such matters because they are not considered shares entitled to vote on these proposals. In order to minimize the number of broker non-votes, Assertio encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Joint Proxy Statement/Prospectus.

Q:
What will happen if I abstain from voting on the share issuance proposal?

A:
Assuming the presence of a quorum for purposes of voting on the proposal to approve the issuance of shares of Assertio Holdings Common Stock in the Merger, an abstention will have the same effect as a vote against the proposal.

Q:
Do I have appraisal rights?

A:
No. Assertio stockholders will not have appraisal rights under Delaware law as a result of the Merger.

Q:
Where can I find the voting results of the Assertio Annual Meeting?

A:
The preliminary voting results will be announced at the Assertio Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which Assertio is required to file with the SEC on or before the fourth business day following the Assertio Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The Assertio proxy card accompanying this Joint Proxy Statement/Prospectus is solicited by the Assertio board of directors. Assertio will pay all of the costs of soliciting proxies for the Assertio Annual Meeting. In addition to solicitation by mail, officers, directors and employees of Assertio may solicit proxies personally, or by telephone, without receiving additional compensation. Assertio has retained Innisfree M&A Incorporated (Innisfree), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Assertio Annual Meeting. Assertio will pay Innisfree customary fees in connection with such engagement, which Assertio expects will be approximately $50,000 plus reasonable expenses. Assertio, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

Q:
Who should I contact if I have questions?

A:
If you have any questions about this Joint Proxy Statement/Prospectus, the Merger Agreement, the Merger or the issuance of shares of Assertio Holdings Common Stock in the Merger or if you need additional copies of this Joint Proxy Statement/Prospectus or the enclosed proxy card, you should contact the Secretary of Assertio at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045. Additionally, any questions about the Merger, requests for additional copies of documents, or assistance voting your shares may be directed to Innisfree M&A Incorporated by telephone toll-free at 1-877-717-3930 (banks and brokers may call collect at 1-212-750-5833).

 Questions and Answers for Zyla Stockholders

IMPORTANT INFORMATION FOR ZYLA STOCKHOLDERS
THAT PLAN TO ATTEND THE VIRTUAL ZYLA SPECIAL MEETING ONLINE

Any stockholder can join the virtual Zyla Special Meeting by visiting http://www.envisionreports.com/ZCOR, where stockholders may vote and submit questions during the meeting. Please have your 15-Digit Control Number to join the virtual Zyla Special Meeting. The virtual meeting will begin promptly at 10:00 a.m., Eastern Time on May 19, 2020.

Q:
What are Zyla stockholders being asked to consider and vote on?

A:
Zyla stockholders are being asked to consider and vote on the following three proposals:

•
to consider and vote on a proposal to adopt the Merger Agreement, which is referred to as the "Merger Agreement Proposal";

•
to consider and vote on a proposal to approve the adjournment from time to time of the Zyla Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal at the time of the Zyla Special Meeting or any adjournment or postponement thereof, which is referred to as the "Zyla Adjournment Proposal"; and

•
to consider and vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla to its named executive officers in connection with the Merger which is referred to in this notice as the "Zyla Compensation Advisory Proposal".

  The adoption of the Merger Agreement by Zyla stockholders is a condition to the obligations of Zyla and Assertio to complete the Merger. Neither the approval of the Zyla Adjournment Proposal nor the Zyla Compensation Advisory Proposal is a condition to the obligations of Zyla or Assertio to complete the Merger.

Q:
Does Zyla's board of directors recommend that the Zyla stockholders approve the Merger Agreement Proposal?

A:
Yes. Zyla's board of directors determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (together with the Zyla LLC Conversion, if any), are advisable, fair to and in the best interests of Zyla and its stockholders and recommends that Zyla stockholders vote "FOR" the Merger Agreement Proposal. See "Zyla Proposal 1: Adoption of the Merger Agreement" in this Joint Proxy Statement/Prospectus.

Q:
Does Zyla's board of directors recommend that the Zyla stockholders adopt the Zyla Adjournment Proposal?

A:
Yes. Zyla's board of directors recommends that Zyla stockholders vote "FOR" the Zyla Adjournment Proposal. See "Zyla Proposal 2: Adjournment of the Zyla Special Meeting" in this Joint Proxy Statement/Prospectus.

Q:
What is the Zyla Compensation Advisory Proposal and why am I being asked to vote on it?

A:
The SEC has adopted rules that require Zyla to seek an advisory (non-binding) vote on compensation that is tied to or based on completion of the Merger and that will or may be paid or provided by Zyla to its named executive officers in connection with the Merger.

Q:
Does Zyla's board of directors recommend that Zyla stockholders approve, on an advisory (non-binding) basis, the Zyla Compensation Advisory Proposal?

A:
Yes. Zyla's board of directors recommends that Zyla stockholders vote "FOR" the Zyla Compensation Advisory Proposal. See "Zyla Proposal 3: Advisory Vote On Merger-Related Executive Compensation Arrangements" in this Joint Proxy Statement/Prospectus.

Q:
What happens if the Zyla Compensation Advisory Proposal is not approved?

A:
Approval of the Zyla compensation advisory proposal is not a condition to the obligations of Zyla or Assertio to complete the Merger. The vote is an advisory vote and is not binding on Zyla, the surviving company or Assertio. If the Merger is completed, the Merger-related compensation may be paid to Zyla's named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Zyla stockholders fail to approve the Zyla compensation advisory proposal.

Q:
What Zyla stockholder vote is required for the approval of each proposal at the Zyla Special Meeting?

A:
The following are the vote requirements for the proposals at the Zyla Special Meeting:

•
Adoption of the Merger Agreement:  The affirmative vote of the holders of a majority of the outstanding shares of common stock of Zyla, $0.001 par value per share (the "Zyla Common Stock") entitled to vote on this proposal. A Zyla stockholder's abstention from voting, the failure of a Zyla stockholder who holds their shares in "street name" through a broker, bank or other nominee to give voting instructions to that broker, bank or other nominee, or any other failure of a Zyla stockholder to vote, will have the same effect as a vote "AGAINST" this proposal.

•
Approval of the Zyla Adjournment Proposal (if necessary):

    Quorum Not Present:    If a quorum is not present at the Zyla Special Meeting, the affirmative vote of holders of a majority of the shares of Zyla Common Stock present online or represented by proxy at the Zyla Special Meeting. A Zyla stockholder's abstention from voting on the Zyla Adjournment Proposal will have the same effect as a vote "AGAINST" this proposal. The failure of a Zyla stockholder who holds his or her shares in "street name" through a broker, bank or other nominee to give voting instructions to that broker, bank or other nominee, or any other failure of a Zyla stockholder to vote, will have no effect on the approval of this proposal.

    Quorum Present:    If a quorum is present at the Zyla Special Meeting, the affirmative vote of the holders of a majority of the votes cast online or by proxy at the Zyla Special Meeting. A Zyla stockholder's abstention from voting on the Zyla Adjournment Proposal will have no effect on the approval of the proposal if a quorum is present. The failure of a Zyla stockholder who holds his, her or its shares in "street name" through a broker, bank or other nominee to give voting instructions to that broker, bank or other nominee, or any other failure of a Zyla stockholder to vote, will have no effect on the approval of this proposal.

  •
  Approval of the Zyla Compensation Advisory Proposal:  The affirmative vote of the holders of a majority of the votes cast online or by proxy at the Zyla Special Meeting. Accordingly, a Zyla stockholder's abstention from voting will have no effect on the approval of this proposal. The failure of a Zyla stockholder who holds his, her or its shares in "street name" through a broker, bank or other nominee to give voting instructions to that broker, bank or other nominee, or any other failure of a Zyla stockholder to vote, will have no effect on the approval of this proposal except to the extent it results in there being insufficient shares present at the Zyla Special Meeting to establish a quorum.

Q:
How many votes must be present to hold the virtual Zyla Special Meeting?

A:
A quorum of Zyla stockholders is necessary to hold a valid special meeting. A quorum will be present if Zyla stockholders holding at least a majority of the outstanding Zyla shares entitled to vote are present at the Zyla Special Meeting online or represented by proxy. On the Zyla record date, there were 9,591,957 Zyla shares outstanding and entitled to vote. Thus, the holders of at least 4,795,979 Zyla shares must be present online or represented by proxy at the Zyla Special Meeting to achieve a quorum.

  Your Zyla shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the holders of a majority of votes entitled to be cast by the Zyla stockholders entitled to vote at the meeting and present at the meeting online or represented by proxy may adjourn the meeting to another date.

Q:
Who can vote at the Zyla Special Meeting?

A:
Only Zyla stockholders of record at the close of business on April 15, 2020 will be entitled to vote at the Zyla Special Meeting. On the Zyla record date, there were 9,591,957 shares of Zyla Common Stock outstanding and entitled to vote.

•
Zyla Stockholder of Record: Shares Registered in Your Name:

    If on April 15, 2020, your shares of Zyla Common Stock were registered directly in your name with Zyla's transfer agent, Computershare, then you are a stockholder of record of Zyla. As a stockholder of record of Zyla, you may vote online at the Zyla Special Meeting or vote by proxy. Whether or not you plan to join the Zyla Special Meeting, Zyla urges you to fill out and return the enclosed Zyla proxy card to ensure your vote is counted.

  •
  Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent:

    If on April 15, 2020, your shares of Zyla Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Zyla Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the Zyla shares in your account. You are also invited to join the Zyla Special Meeting. However, since you are not the Zyla stockholder of record, you may not vote your shares online at the meeting unless you request and obtain a valid proxy from your broker or other agent. As a beneficial owner, you may view the proxy materials at http://www.edocumentview.com/ZCOR.

Q:
How can I join and participate in the virtual Zyla Special Meeting?

A:
The virtual Zyla Special Meeting will be held on May 19, 2020 at 10:00 a.m., Eastern Time. Information on how to vote at the Zyla Special Meeting is discussed below.

•
To participate in the virtual Zyla Special Meeting visit http://www.envisionreports.com/ZCOR; the virtual meeting will begin promptly at 10:00 a.m., Eastern Time on May 19, 2020.

•
Enter your 15-digit control number, if applicable, as indicated.

•
Zyla stockholders may submit questions during the meeting.

Q:
How can I vote my shares online at the virtual Zyla Special Meeting?

A:
If you are a Zyla stockholder of record, you may join the Zyla Special Meeting and vote via the virtual meeting website, http://www.envisionreports.com/ZCOR, where Zyla stockholders may vote and submit questions during the meeting. Please have your 15-Digit Control Number to join the Zyla Special Meeting. Instructions on how to join and participate via the Internet are posted at http://www.envisionreports.com/ZCOR.

Q:
What are "broker non-votes"?

A:
Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. To the extent that the proposals at the Zyla Special Meeting are considered to be not routine matters, your broker will not be able to exercise its discretion to vote uninstructed shares on any such proposals presented at the Zyla Special Meeting.

Q:
How many votes do I have?

A:
On each matter to be voted upon, you have one vote for each share of Zyla Common Stock you owned as of April 15, 2020.

Q:
How do I vote?

A:
The procedures for voting are as follows:

  Stockholder of Record: Shares Registered in Your Name

  If you are a stockholder of record, you may vote online at the virtual Zyla Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet, or vote by proxy using a proxy card. Whether or not you plan to join the virtual Zyla Special Meeting, Zyla urges you to vote by proxy to ensure your vote is counted. You may still join the virtual Zyla Special Meeting and vote online, even if you have already voted by proxy.

  •
  Online:  To vote online, join and vote at the virtual Zyla Special Meeting.

  •
  By Mail:  To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed, completed and dated proxy card to Zyla before the Zyla Special Meeting, Zyla will vote your shares as you direct.

  •
  By Telephone:  To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. Have your proxy available when you call. You will be asked to provide the Zyla number and control number from the notice. Your telephone vote must be received by the time the polls close at the Zyla Special Meeting on May 19, 2020 to be counted.

  •
  Via the Internet:  To vote through the Internet, go to http://www.envisionreports.com/ZCOR and follow the on-screen instructions. Your Internet vote must be received by the time the polls close at the Zyla Special Meeting on May 19, 2020 to be counted.

  Beneficial Owner: Shares Registered in the Name Bank or Other Agent

  If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from Zyla. Simply follow the voting instructions in that notice to ensure that your vote is counted. To vote online at the virtual Zyla Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q:
What happens if I do not vote?

A:
Stockholder of Record: Shares Registered in Your Name

  If you are a stockholder of record and do not vote by duly signing, completing and returning your proxy card, by telephone, or online at the Zyla Special Meeting, your shares may or may not be voted.

  Beneficial Owner: Shares Registered in the Name Bank or Other Agent

        See "What are broker non-votes?" above.

Q:
If I return a blank proxy, how will my shares be voted at the Zyla Special Meeting?

A:
If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as Zyla's board of directors recommends, which is:

•
"FOR" the Merger Agreement Proposal;

•
"FOR" the Zyla Adjournment Proposal; and

•
"FOR" the Zyla Compensation Advisory Proposal.

  If you do not give instructions to your broker, see "What are broker non-votes?" above.

Q:
Can I change my vote after submitting my proxy?

A:
Yes. You can revoke your proxy at any time before the final vote at the meeting.

  Stockholder of Record: Shares Registered in Your Name

  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date;

  •
  You may grant a subsequent proxy by telephone or through the Internet;

  •
  You may send a timely written notice that you are revoking your proxy to the Secretary at Zyla Life Sciences, 600 Lee Road, Suite 100, Wayne, PA 19087; or

  •
  You may join the virtual Zyla Special Meeting and vote online. Simply joining the meeting will not, by itself, revoke your proxy.

        Your most current proxy card or telephone or Internet proxy is the one that is counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

  If your shares are held by your broker, bank or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.

Q:
How can I submit a question for the Zyla Special Meeting?

  If you want to submit a question during the Zyla Special Meeting, you may do so at http://www.envisionreports.com/ZCOR, entering your 15-digital control number, and following the on-screen instructions.

Q:
What happens if I sell my shares of Zyla Common Stock after the record date but before the Zyla Special Meeting?

A:
The record date for the Zyla Special Meeting (the close of business on April 15, 2020) is earlier than the date of the Zyla Special Meeting and earlier than the date that the Merger is expected to be completed. If you sell or otherwise transfer your shares of Zyla Common Stock after the record date but before the date of the Zyla Special Meeting, you will, unless the transferee obtains a proxy from you, retain your right to vote at the Zyla Special Meeting. However, you will not have the right to receive the Merger Consideration to be received by Zyla stockholders in the Merger. In order to receive the Merger Consideration, you must hold your shares immediately prior to completion of the Merger.

Q:
Are Zyla stockholders entitled to appraisal rights?

A:
Yes. Zyla stockholders who do not vote in favor of the adoption of the Merger Agreement are entitled to exercise appraisal rights under the Delaware General Corporation Law, which is referred to in this Joint Proxy Statement/Prospectus as the DGCL, in connection with the Merger if they take certain actions and meet certain conditions. For additional information, see the section entitled "Appraisal Rights or Dissenters' Rights of Zyla Stockholders" beginning on page 151 of this Joint Proxy Statement/Prospectus and the full text of Section 262, attached as Annex F to this Joint Proxy Statement/Prospectus. Because of the complexity of the DGCL relating to appraisal rights, if you wish to exercise your appraisal rights, Zyla encourages you to seek the advice of legal counsel. Failure to strictly comply with Section 262 may result in the loss of the right of appraisal.

  Zyla stockholders considering seeking appraisal should be aware that the "fair value" of their shares of Zyla Common Stock as determined by the Delaware Court of Chancery under Section 262 could be greater than, the same as or less than the Merger Consideration.

Q:
Who is the inspector of the election for the Zyla Special Meeting?

A:
A representative of Computershare will serve as the independent inspector of election for the Zyla Special Meeting.

Q:
Will a proxy solicitor be used for the Zyla Special Meeting?

A:
No.

Q:
How can I find out the results of the voting at the Zyla Special Meeting?

A:
Preliminary voting results will be announced at the Zyla Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that Zyla expects to file within four business days after the Zyla Special Meeting. If final voting results are not available to Zyla in time to file a Current Report on Form 8-K within four business days after the meeting, Zyla intends to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:
Who is paying for this proxy solicitation?

A:
Zyla and Assertio will share equally the costs of printing and filing this Joint Proxy Statement/Prospectus and proxy cards. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Zyla Common Stock and Assertio Common Stock for the forwarding of solicitation materials to the respective beneficial owners. Zyla and Assertio will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. Assertio will pay Innisfree customary fees in connection with the engagement of Innisfree as proxy solicitor for its Annual Meeting, which Assertio expects will be approximately $50,000 plus reasonable expenses.

Q:
Should I send in my Zyla share certificates now?

A:
No. Zyla stockholders should not send in their share certificates at this time. After completion of the Merger, Assertio's exchange agent will send you a letter of transmittal and instructions for exchanging your shares of Zyla Common Stock for the Merger Consideration. The shares of Assertio Holdings' Common Stock you receive in the Merger will be issued in book-entry form and, unless otherwise requested, physical certificates will not be issued. See "The Agreement and Plan of Merger—Procedures for Exchange of Certificates; Fractional Shares; Dividends and Distributions" beginning on page 162 of this Joint Proxy Statement/Prospectus.

Q:
What are the intended U.S. federal income tax consequences of the Merger to Zyla United States stockholders?

A:
For U.S. federal income tax purposes, it is intended that either (i) each of the Assertio Reorganization (together with the Assertio LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the "Code") or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code. Assuming that each of the transactions so qualify, Zyla stockholders who exchange their shares of Zyla Common Stock solely for shares of Assertio Holdings Common Stock pursuant to such transactions will not recognize gain or loss for U.S. federal income tax purposes, other than gain or loss attributable to the receipt of cash in lieu of fractional shares of Assertio Holdings Common Stock. Neither Assertio nor Zyla have sought, nor do they intend to seek, any ruling from the Internal Revenue Service (the "IRS") or opinion of counsel with respect to the qualification of the Assertio Reorganization or the Merger (together with the Zyla LLC Conversion, if any) as a reorganization within the meaning of Section 368(a) of the Code or as part of a transaction governed by Section 351 of the Code, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. If the Assertio Reorganization or the Merger (together with the Zyla LLC Conversion, if any) do not so qualify, receipt of shares of Assertio Holdings Common Stock in exchange for shares of Assertio Common Stock or Zyla Common Stock in the Assertio Reorganization and the Merger would constitute a taxable exchange for U.S. federal income tax purposes and the corresponding tax consequences of the transactions could materially differ from those described here.

  Tax matters are very complicated, and the tax consequences of the transactions to a particular Zyla stockholder will depend on such stockholder's circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the transactions to you, including the applicability and effect of federal, state, local and foreign income and other tax laws. For more information, please see the section titled "Material U.S. Federal Income Tax Consequences of the Merger."

Q:
Do persons involved in the Merger have interests that may conflict with mine as a Zyla stockholder?

A:
Some officers and directors of Zyla benefit from arrangements that provide them with interests in the Merger that are different from stockholders of Zyla generally, including, among others, service as an officer or director of the combined company following the closing of the Merger, the acceleration of equity award vesting, and continued indemnification. See "Interests of Zyla's Directors and Officers in the Merger" on page 138 for more information.

Q:
When are stockholder proposals and director nominations due for Zyla's next annual meeting?

A:
Stockholder proposals intended to be presented at the 2020 Annual Meeting of Zyla Stockholders must be received by Zyla no later than July 11, 2020 to be considered for inclusion in its annual meeting proxy statement. Upon receipt of any such proposal, Zyla will determine whether or not to include the proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. Stockholders who wish to submit a proposal not intended to be included in Zyla's annual meeting proxy statement but to be presented at next year's annual meeting, or who propose to nominate a candidate for election as a director at that meeting, are required by Zyla's bylaws to provide notice of such proposal or nomination no later than the close of business on October 17, 2020, but no earlier than the close of business on September 17, 2020, to be considered for a vote at next year's annual meeting. Any proposal, nomination or notice must contain the information required by our bylaws and be delivered to Zyla's principal executive offices at Zyla Life Sciences, c/o Secretary, 600 Lee Road, Suite 100, Wayne, PA 19087.

Q:
If I am a stockholder of Zyla, who can help answer my questions?

A:
If you have questions about the Zyla Special Meeting or would like additional copies of this Joint Proxy Statement/Prospectus, you should contact Zyla's Secretary at 600 Lee Road, Suite 100, Wayne, PA 19087. Additionally, any questions about the Merger, requests for additional copies of documents, or assistance voting your shares may be directed to Innisfree M&A Incorporated by telephone toll-free at (877) 717-3930 (banks and brokers may call collect at (212) 750-5833.

 CHAPTER I—THE MERGER

SUMMARY

        This summary does not contain all of the information that may be important to Assertio stockholders and Zyla stockholders and is qualified in its entirety by reference to the information contained elsewhere, or incorporated by reference, in this Joint Proxy Statement/Prospectus. Assertio stockholders and Zyla stockholders are urged to read the entire Joint Proxy Statement/Prospectus, including the information set forth in the section entitled "Risk Factors" beginning on page 34, and the attached annexes. See also "Where You can Find Additional Information" beginning on page 3.

The Transactions

The Holding Company Reorganization

        Pursuant to the terms of the Merger Agreement, Assertio will implement the Assertio Reorganization pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "DGCL"). Section 251(g) of the DGCL provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. As a result of the Assertio Reorganization, Assertio Holdings will own all outstanding capital stock of Assertio Therapeutics.

        Assertio Holdings was incorporated in Delaware as a wholly-owned subsidiary of Assertio Therapeutics in order to effectuate the Assertio Reorganization. Pursuant to the Assertio Reorganization, Assertio Merger Sub, a wholly-owned subsidiary of Assertio Holdings formed for the Assertio Reorganization, will merge with and into Assertio Therapeutics, with Assertio Therapeutics surviving as a direct, wholly-owned subsidiary of Assertio Holdings. Each share of each class of Assertio Therapeutics Common Stock issued and outstanding immediately prior to the Assertio Reorganization will automatically convert into an equivalent corresponding share of Assertio Holdings Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Assertio Therapeutics Common Stock being converted. Accordingly, Assertio stockholders immediately prior to the consummation of the Assertio Reorganization will become stockholders of Assertio Holdings.

        The conversion of stock will occur automatically without an exchange of stock certificates. After the Assertio Reorganization, unless exchanged, stock certificates that previously represented shares of a class of Assertio stock will represent the same number of shares of the corresponding class of Assertio Holdings stock. Following the consummation of the Assertio Reorganization, Shares of Assertio Holdings Common Stock are expected to continue to trade on Nasdaq on an uninterrupted basis under the symbol "ASRT". Immediately after consummation of the Assertio Reorganization, Assertio Holdings will have, on a consolidated basis, the same assets, businesses and operations as Assertio Therapeutics immediately prior to the consummation of the Assertio Reorganization. The certificate of incorporation and bylaws of Assertio Holdings will be substantively identical to the certificate of incorporation and bylaws of Assertio Therapeutics, respectively.

        After the Assertio Reorganization, the operations of Assertio Therapeutics will be conducted on an arms'-length basis, with a separate board of directors of Assertio Therapeutics approving the terms of any related-party transactions to be entered into with Assertio Holdings, Zyla or any other entity within the corporate structure.

        As a result of the Assertio Reorganization, Assertio Holdings will become the successor issuer to Assertio Therapeutics, Inc. pursuant to 12g-3(a) of the Exchange Act and, as a result, Assertio Holdings Common Stock will be deemed registered under Section 12(b) of the Exchange Act.

The Acquisition of Zyla

        The terms of the Merger Agreement provide that, unless otherwise specified in the Merger Agreement, at the effective time (the "Effective Time"), Zebra Merger Sub Inc., a direct, wholly-owned subsidiary of Assertio Holdings, will merge with and into Zyla, with Zyla as the surviving entity, and each issued and outstanding share of Zyla Common Stock will be canceled and automatically converted into the right to receive as merger consideration (the "Merger Consideration") 2.5 shares (the "Exchange Ratio") of Assertio Holdings Common Stock. The current holders of Zyla Common Stock will hold in the aggregate approximately 32% of the issued and outstanding capital stock of Assertio Holdings Common Stock immediately after the Merger, on a fully diluted basis (treasury-stock method).

        At the Effective Time, in each case, subject to certain adjustments in accordance with the Exchange Ratio and other terms set forth in the Merger Agreement (i) each Zyla stock option, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be cancelled at the Effective Time in exchange for an option to purchase shares of Assertio Holdings Common Stock on the same terms and conditions as were applicable to such Zyla stock option as of immediately prior to the Effective Time (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof provided under such option), (ii) each Zyla time-based restricted stock unit, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be cancelled at the Effective Time in exchange for shares of fully-vested Assertio Holdings Common Stock, (iii) each Zyla performance-based restricted stock unit, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be cancelled at the Effective Time in exchange for shares of fully-vested Assertio Holdings Common Stock, and (iv) each Zyla warrant to purchase shares of Zyla Common Stock that is issued and outstanding immediately prior to the Effective Time will be cancelled at the Effective Time in exchange for a warrant to purchase shares of Assertio Holdings Common Stock on the same terms and conditions as were applicable to such Zyla warrant as of immediately prior to the Effective Time.

        The terms of the Merger Agreement provide that, at the Effective Time, Assertio Holdings will assume the obligations of Zyla under the Indenture (in such capacity, the "Issuer"), and Assertio and the other subsidiaries of Assertio Holdings (other than Depo DR) will become guarantors of Zyla's 13% Senior Secured Notes due 2024 (the "Zyla Secured Notes"). See the section entitled "Supplemental Indenture" beginning on page 178 for more information.

Information About Assertio and Zyla

Brief Description of the Business of Assertio

        Assertio Therapeutics, Inc. is a leading diversified, specialty pharmaceutical company focused on distinctive products that offer enhanced therapeutic options for patients in need, while maintaining the highest ethical standards in all business practices. Assertio's current specialty pharmaceuticals business includes CAMBIA®(diclofenac potassium for oral solution), a non-steroidal anti-inflammatory drug for the acute treatment of migraine attacks, acquired by Assertio in December 2013, and Zipsor® (diclofenac potassium liquid filled capsules), a non-steroidal anti-inflammatory drug for the treatment of mild to moderate acute pain, acquired by Assertio in June 2012, both of which are marketed in the United States (U.S.).

        In 2017, Assertio announced that it was in the process of transforming into a leading diversified, specialty pharmaceutical company with a goal of rapidly deleveraging its balance sheet, growing its core business, and opportunistically building for the future via business development. Assertio has completed the following transactions to advance toward achieving its stated goals:

  •
  On December 4, 2017, Assertio announced a commercialization agreement with Collegium Pharmaceutical, Inc. ("Collegium"), pursuant to which Assertio granted Collegium the right to commercialize the NUCYNTA franchise of products in the U.S. (the "Commercialization Agreement"). Pursuant to the Commercialization Agreement, Collegium assumed all commercialization responsibilities for the NUCYNTA franchise effective January 9, 2018, including sales and marketing, and Assertio received royalty on all NUCYNTA revenues based on certain net sales thresholds.

  •
  On August 13, 2019, Assertio entered into separate, privately negotiated exchange agreements (the "Exchange Agreements") with a limited number of holders of Assertio's 2.50% Convertible Notes due 2021 (the "2021 Notes"). Pursuant to the Exchange Agreements, Assertio exchanged approximately $200 million aggregate principal amount of Exchanged Notes for a combination of (a) its new 5.00% Convertible Senior Notes due August 15, 2024 (the "2024 Notes"), (b) a cash payment plus accrued but unpaid interest on the Exchanged Notes, and (c) an agreed number of shares of Assertio Common Stock.

  •
  On December 12, 2019, Assertio announced it entered into an agreement with Golf Acquiror LLC, an affiliate to Alvogen, Inc. ("Alvogen"), a global privately held pharmaceutical company, under which Alvogen acquired and assumed all responsibilities associated with the product Gralise® (gabapentin). Under the terms of the agreement, Alvogen is expected to pay Assertio a total value of $127.5 million. This included $75.0 million in cash at closing on January 10, 2020, and the balance payable as 75% of Alvogen's first $70.0 million of Gralise net sales after the closing. Alvogen also paid Assertio for certain inventories relating to Gralise.

  •
  On February 6, 2020, Assertio announced it entered into a definitive agreement with Collegium pursuant to which Collegium acquired the NUCYNTA franchise of products from Assertio, and assumed certain contracts, liabilities and obligations of Assertio relating to the NUCYNTA products, including those related to manufacturing and supply, post-market commitments and clinical development costs. Under the terms of the agreement, Collegium paid Assertio $375.0 million in cash at closing on February 13, 2020, less royalties paid to Assertio in 2020. Collegium also paid Assertio for certain inventories relating to the products.

  •
  On February 13, 2020, Assertio repaid in full its outstanding aggregate principal amount of senior secured notes (the "Senior Notes") pursuant to a Note Purchase Agreement dated March 12, 2015 (the "Note Purchase Agreement") and all subsequent amendments to the Note Purchase Agreement.

  •
  On February 19, 2020, Assertio announced it entered into separate, privately negotiated agreements with a limited number of holders of Assertio's 2021 Notes and 2024 Notes to repurchase approximately $188.0 million aggregate principal amount of the outstanding 2021 Notes and 2024 Notes.

  •
  On March 11, 2020, Assertio launched tender offers to repurchase any and all outstanding 2021 Notes and 2024 Notes for cash. On April 8, 2020, this tender offer closed, after which approximately $335,000 of the 2021 Notes and $0 of the 2024 Notes remained outstanding.

        As a result of the transformational impact of these transactions, Assertio has positioned itself to actively pursue business development, strategic partnerships, and investment opportunities to build and grow for the future. Additional information concerning Assertio is included in the reports that Assertio periodically files with the SEC. See "Incorporation of Certain Information by Reference."

Brief Description of the Business of Zyla

        Zyla is a commercial-stage life science company committed to bringing differentiated products to patients and healthcare providers ("HCPs"). Zyla is focused on marketing its portfolio of medicines used both in and outside of the hospital by orthopedic surgeons, gynecologists, neurologists, internists, gastroenterologists, physiatrists, rheumatologists and podiatrists. Zyla's six commercially available products include: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), INDOCIN® (indomethacin) suppositories, VIVLODEX® (meloxicam), INDOCIN oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only. VIVLODEX and ZORVOLEX are SOLUMATRIX® Technology non-steroidal anti-inflammatory products. In November 2019, Zyla divested assets related to TIVORBEX® (indomethacin), which was a SoluMatrix product, to a third party, although Zyla continues to supply TIVORBEX tablets to that third party. In January 2020, Zyla divested TIVORBEX to a third party and amended the terms of the license agreement with iCeutica, as discussed further under "Zyla Business, Properties and Legal Proceedings—Intellectual Property". To leverage its commercial infrastructure and augment its current product portfolio, Zyla continually seeks to acquire additional late-stage product candidates or approved products to develop and/or commercialize.

        On January 31, 2019, Zyla completed the acquisition of five marketed non-narcotic, nonsteroidal anti-inflammatory drug ("NSAID") products (the "Iroko Acquisition") from Iroko Pharmaceuticals, Inc. (together with its subsidiaries, "Iroko"). To facilitate this transaction and reorganize its capital structure, in January 2019, Zyla completed proceedings under Chapter 11 of the United States Bankruptcy Code in the District of Delaware. In exchange for the products, Iroko received among other consideration, $45.0 million in principal amount of Zyla's Secured Notes and shares of Zyla Common Stock and warrants to purchase common stock of the reorganized company representing in the aggregate approximately 49% of outstanding Zyla Common Stock at issuance, subject to dilution for shares of Zyla Common Stock issued pursuant to Zyla's stock-based incentive compensation plan. Pursuant to the Chapter 11 plan of reorganization, holders of Zyla's then outstanding convertible notes received shares of common stock of the reorganized company, and holders of Zyla's then outstanding senior secured notes received in the aggregate of $20.0 million in cash, $50.0 million in principal amount of Zyla Secured Notes, as well as shares of Zyla Common Stock and warrants to purchase common stock of the reorganized company representing, in the aggregate, approximately 19.38% of outstanding Zyla Common Stock at issuance, subject to dilution for shares of Zyla Common Stock issued pursuant to Zyla's stock-based incentive compensation plan.

Mailing Address and Telephone Number of Assertio, Assertio Holdings and Zyla

The mailing address and telephone number for Assertio and Assertio Holdings, Inc. are:

Assertio Holdings, Inc.
100 South Sanders Rd. Suite 300
Lake Forest, IL 60045
(224) 419-7106

The mailing address and phone number for Zyla Life Sciences are:

Zyla Life Sciences
600 Lee Road, Suite 100
Wayne, PA 19087
(610) 833-4200

After the Merger, the corporate headquarters of Assertio Holdings will be located at the corporate headquarters of Assertio in Lake Forest, Illinois.

Governmental and Regulatory Matters

        Assertio and Zyla have determined that no material filings, including any filings under the Hart-Scott-Rodino Antitrust Improvement Act, are required to be made with any governmental entities in connection with the transactions. See the section entitled "Governmental and Regulatory Matters" beginning on page 155 for a description of the obligations of each Party under the Merger Agreement with respect to governmental consents and approvals.

Appraisal Rights

        Under the DGCL, holders of Zyla Common Stock will be entitled to appraisal rights in connection with the Merger. See the section entitled "Appraisal Rights and Dissenters' Rights of Zyla Stockholders" for more information regarding appraisal rights to which holders of Zyla Common Stock will be entitled. Assertio stockholders will not have appraisal rights under Delaware law as a result of the Merger.

Risk Factors

        In deciding how to vote your shares of Assertio Common Stock or Zyla Common Stock, you should read carefully this entire Joint Proxy Statement/Prospectus, including the documents incorporated by reference herein and the annexes and exhibits hereto, and in particular, you should read the "Risk Factors" section of this Joint Proxy Statement/Prospectus. See also the section entitled "Where You Can Find More Information."

Material U.S. Federal Income Tax Consequences of the Merger (See page 157)

        It is intended that either (i) each of the Assertio Reorganization (together with the Assertio LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) qualify as a reorganization within the meaning of Section 368(a), or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code. Please carefully review the information set forth in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 157 for a discussion of the material U.S. federal income tax consequences of the mergers. Please consult your own tax advisors as to the specific U.S. federal, state or local or foreign income or other tax consequences to you of the mergers.

The Stockholder Meetings

The Assertio Annual Meeting:

        The Assertio Annual Meeting will be held on May 19, 2020 at 1:00 p.m., Central Time virtually at https://www.cstproxy.com/assertiotx/2020, unless postponed or adjourned to a later date. The issuance of shares of Assertio Holdings Common Stock in the Merger requires the approval of a majority of the outstanding shares of Assertio Common Stock present and entitled to vote on the Assertio share issuance proposal at the Assertio Annual Meeting (Assertio Proposal 1). For more information, please see "Questions and Answers About the Proposals and Stockholder Meetings" beginning on page 5 of this Joint Proxy Statement/Prospectus and "Chapter II—Information About the Assertio Annual Meeting and Other Proposals" beginning on page 206. At the close of business on April 15, 2020, Assertio's director and executive officers and their affiliates beneficially owned and had the right to vote in the aggregate shares of Assertio Common Stock at the Assertio Annual Meeting, which represent approximately 1.2% of the shares of Assertio Common Stock entitled to vote at the Assertio Annual Meeting.

The Zyla Special Meeting:

        Zyla is holding a special meeting of stockholders in order to obtain the stockholder approval necessary to complete the Merger and related matters. The Zyla Special Meeting will be held on May 19, 2020, at 10:00 a.m., Eastern Time virtually at http://www.envisionreports.com/ZCOR, unless postponed or adjourned to a later date. For more information, please see "Questions and Answers About the Proposals and Stockholder Meetings" beginning on page 5 of this Joint Proxy Statement/Prospectus and "Chapter III—Information About the Zyla Special Meeting and Other Proposals" beginning on page 278. At the close of business on April 15, 2020, Zyla's directors and executive officers and their affiliates beneficially owned and had the right to vote in the aggregate 180,743 shares Zyla Common Stock at the Zyla Special Meeting, which represent approximately 1.9% of the shares of Zyla Common Stock entitled to vote at the Zyla Special Meeting.

Board Recommendations

The Assertio board of directors' recommendation

        The Assertio board of directors has unanimously approved entering into the Merger Agreement and recommends the approval of the issuance of shares of Assertio Holdings Common Stock in the Merger by the Assertio stockholders.

Zyla's board of directors' recommendation

        Zyla's board of directors has determined and believes that the Merger and the Merger Agreement are advisable and in the best interests of Zyla and its stockholders, and has approved the Merger Agreement and recommends that the Zyla stockholders vote to adopt the Merger Agreement.

IT IS VERY IMPORTANT THAT ALL ASSERTIO STOCKHOLDERS AND ALL ZYLA STOCKHOLDERS VOTE THEIR SHARES, SO PLEASE PROMPTLY COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

 SUMMARY FINANCIAL INFORMATION

Summary Historical Consolidated Financial Information of Assertio

        The following summary historical consolidated financial data is derived from the section titled "Selected Financial Data" contained in Assertio's Annual Report on Form 10-K for the year ended December 31, 2019 that Assertio filed with the SEC on March 10, 2020, which is incorporated by reference into this Joint Proxy Statement/Prospectus. The information set forth below is only a summary that should be read together with the historical audited consolidated financial statements of Assertio and the related notes, as well as the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in Assertio's Annual Report on Form 10-K for the year ended December 31, 2019. See "Where You Can Find Additional Information" beginning on page 3 of this Joint Proxy Statement/Prospectus. Assertio's historical results are not necessarily indicative of the future results of Assertio or the combined company.

	Year Ended December 31,
	2019	2018	2017	2016	2015
Consolidated Statements of Operations Data:
Revenues:
Product sales, net	$108,806	$129,966	$379,880	$455,066	$341,750
Commercialization Agreement and other revenue(1)	118,614	155,743	—	—	—
Royalties and milestones	2,084	26,061	844	831	985

Total revenues	229,504	311,770	380,724	455,897	342,735
Total costs and expenses(2)	423,932	268,111	422,904	431,388	393,135

(Loss) income from operations	(194,428)	43,659	(42,180)	24,509	(50,400)

Net (loss) income before income taxes	(222,484)	37,975	(103,925)	(64,502)	(123,237)

Income tax benefit (expense)	5,283	(1,067)	1,429	(24,218)	47,499

Net (loss) income	$(217,201)	$36,908	$(102,496)	$(88,720)	$(75,738)

Basic net (loss) income per share	$(3.07)	$0.58	$(1.63)	$(1.45)	$(1.26)
Diluted net (loss) income per share	$(3.07)	$0.57	$(1.63)	$(1.45)	$(1.26)
Shares used in computing basic net (loss) income per share	70,716	63,794	62,702	61,297	60,117
Shares used in computing diluted net (loss) income per share	70,716	64,208	62,702	61,297	60,117

	December 31,
	2019	2018	2017	2016	2015
Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term investments(3)	$42,107	$110,949	$128,089	$177,420	$209,768
Total assets	527,170	932,866	1,038,617	1,225,337	1,357,249
Total current liabilities(4)	184,553	246,036	310,580	227,242	219,632
Contingent consideration liability, non-current	168	1,038	1,457	10,247	11,653
Senior Notes(3)	76,443	158,309	274,720	466,051	563,012
Convertible Notes(5)	194,815	287,798	269,510	252,725	237,313
Other long-term liabilities	13,233	19,350	12,842	18,284	10,584
Accumulated (deficit) earnings	(399,801)	(182,600)	(219,508)	(116,744)	(28,024)
Total shareholders' equity	57,958	220,335	169,508	250,788	315,055

(1)
Effective January 8, 2018, Assertio entered into a Commercialization Agreement to sub-license NUCYNTA, which resulted in income from variable royalty revenues, net revenue from the amortization of certain contract assets and liabilities, and variable consideration revenue for the reimbursement of certain shared costs.

(2)
At December 31, 2019 Assertio recognized an impairment loss of $189.8 million on its NUCYNTA intangible.

(3)
Assertio made principal payments of $120.0 million and $82.5 million in 2019 and 2018, respectively. Assertio prepaid $114.4 million and $105.0 million of its Senior Notes, including prepayment premiums of $4.4 million and $5.0 million in 2017 and 2016, respectively.

(4)
The increase in current liabilities as of December 31, 2017, is primarily due to the reclassification of principal payments due on Zyla's Senior Notes in 2018.

(5)
In August 2019 Assertio exchanged $200.0 million aggregate principal amount of the Convertible Senior Notes due March 1, 2021 for a combination of (a) its new $120.0 million aggregate principal amount of 5.00% Convertible Senior Notes due August 15, 2024, (b) an aggregate cash payment of $30.0 million, and (c) an aggregate of 15.8 million shares of Assertio's common stock.

Summary Historical Consolidated Financial Information of Zyla

        The summary financial data of Zyla set forth below is derived from Zyla's audited consolidated financial statements and may not be indicative of future operating results. The following summary consolidated financial data of Zyla should be read in conjunction with Zyla's "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus. References to "Successor" or "Successor Company" relate to the financial position and results of operations of reorganized Zyla subsequent to January 31, 2019. References to "Predecessor" or "Predecessor Company" relate to the financial position and results of operations of Zyla prior to, and including, January 31, 2019. The summary financial data in this section is not intended to replace

Zyla's Consolidated Financial Statements and the related notes. Zyla's historical results are not necessarily indicative of Zyla's future results.

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
			Year ended December 31, 2018

(in thousands)
Revenue
Net product sales	$79,527	$1,775	$30,353

Total revenue	79,527	1,775	30,353
Costs and Expenses
Cost of sales (excluding amortization of product rights)	40,553	554	7,447
Amortization of product rights	12,823	171	2,107
General and administrative	22,321	5,413	24,079
Sales and marketing	32,536	2,773	33,730
Research and development	22	186	3,536
Restructuring & other charges	1,920	799	17,043
Change in fair value of contingent consideration payable	4,983	—	—

Total costs and expenses	115,158	9,896	87,942

Loss from operations	(35,631)	(8,121)	(57,589)
Other (income) expense:
Change in fair value of warrant and derivative liability	—	—	(12,292)
Interest expense, net	13,353	(52)	41,280
Other gain	(3,337)	(140)	(144)
Loss (gain) on foreign currency exchange	—	—	(1)

Total other (income) expense	10,016	(192)	28,843

Reorganization items	993	(115,169)	9,022

Net (loss) income	$(46,640)	$107,240	$(95,454)

	Successor	Predecessor
	As of December 31,
(in thousands)	2019	2018
Consolidated Balance Sheet Data:
Cash and cash equivalents	$11,965	$35,323
Total assets	230,387	61,933
Total liabilities not subject to compromise	187,996	33,705
Liabilities subject to compromise	—	139,588
Accumulated deficit	(46,640)	(388,853)
Total stockholders' (deficit) equity	42,391	(111,360)

Summary Unaudited Pro Forma Condensed Combined Financial Information

        The following summary unaudited pro forma condensed combined financial data gives effect to the Merger of Assertio and Zyla, and were prepared using the provisions of Accounting Standards Codification ("ASC") Topic 805, "Business Combinations" ("ASC 805") under U.S. generally accepted accounting principles ("US GAAP"), and the regulations of the SEC. Assertio will be deemed the acquirer in the Merger for accounting purposes and the assets and liabilities of Zyla will be recorded by Assertio at their respective fair values as of the date the Merger is consummated. The selected unaudited pro forma condensed combined balance sheet data as of December 31, 2019 gives a preliminary effect to the Merger as if it had occurred on December 31, 2019. The selected unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2019 gives effect to the Merger as if it had occurred on January 1, 2019.

        The summary unaudited pro forma condensed combined financial data, which is preliminary in nature, has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information of the combined company appearing elsewhere in this Joint Proxy Statement/Prospectus and the accompanying notes to the unaudited pro forma condensed combined financial information. In addition, the unaudited pro forma condensed combined financial information was based on, and should be read in conjunction with, the historical consolidated financial statements and related notes of each of Assertio and Zyla for the applicable periods, which have been incorporated in this Joint Proxy Statement/Prospectus by reference. For more information, see "Where You Can Find Additional Information" beginning on page 3 of this Joint Proxy Statement/Prospectus and "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 180.

        The summary unaudited pro forma condensed combined financial data has been presented in accordance with SEC Regulation S-X Article 11 for illustrative purposes only and is not necessarily indicative of what the combined company's financial position or results of operations actually would have been had the merger been consummated as of the dates indicated. In addition, the summary unaudited pro forma condensed combined financial data does not purport to project the future financial position or operating results of the combined company. Also, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the preliminary fair values of assets acquired and liabilities assumed reflected in the summary unaudited pro forma condensed combined financial data is subject to adjustment and may vary significantly from the fair values that will be recorded upon consummation of the merger (in thousands, except share data).

As of and for the Year Ended December 31, 2019
Pro Forma Condensed Combined Statement of Operations Data
Total revenues	$129,068
Loss from operations	(127,036)
Net (loss) income	(45,983)
Basic net loss per share	(0.42)
Diluted net loss per share	(0.42)
Pro Forma Condensed Combined Balance Sheet Data
Total assets	$431,379
Total liabilities	340,076
Shareholders' equity attributable to Assertio and Zyla	91,303

Comparative Historical and Unaudited Condensed Combined Pro Forma Per Share Information

        The following table sets forth selected historical per share information of Assertio and Zyla and selected unaudited pro forma condensed combined per share information after giving effect to the Merger.

        Historical per share data of Assertio for the year ended December 31, 2019 was derived from Assertio's historical financial statements for the respective period. Historical per share data of Zyla for the year ended December 31, 2019 was derived from Zyla's historical financial statements for the respective period. This information should be read together with the consolidated financial statements and related notes of Zyla that are included in this Joint Proxy Statement/Prospectus and the consolidated financial statements and related notes of Assertio that are incorporated into this Joint Proxy Statement/Prospectus by reference. See "Where You Can Find Additional Information" beginning on page 3 of this Joint Proxy Statement/Prospectus.

        Unaudited pro forma condensed combined per share data for the year ended December 31, 2019 was derived and should be read in conjunction with the unaudited pro forma condensed combined financial data included under "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 180. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the combined company's operating results or financial position had the Merger occurred on January 1, 2019. The Equivalent Pro Forma- Zyla combined per share amounts reflect the 2.5-for-one share exchange ratio to be effected upon consummation of the Merger.

	Year Ended December 31, 2019	Eleven Months Ended December 31, 2019	One Month Ended January 31, 2019
Historical- Assertio:
Net book value per share	$0.72
Net loss per common share:
Basic	$(3.07)
Diluted	$(3.07)
Historical- Zyla Successor:
Net book value per share		$4.49
Net loss per common share:
Basic		$(3.25)
Diluted		$(3.25)
Historical- Zyla Predecessor:
Net book value per share			$9.29
Net income per common share:
Basic			$1.90
Diluted			$1.90
Equivalent Pro Forma- Zyla:
Net book value per share	$1.91
Net loss per common share:
Basic	$(1.05)
Diluted	$(1.05)
Pro Forma Combined:
Net book value per share	$0.76
Net loss per common share:
Basic	$(0.42)
Diluted	$(0.42)

 COMPARATIVE STOCK PRICE DATA AND DIVIDENDS

Comparison of Assertio and Zyla Stock Prices

        Shares of Assertio Common Stock are listed on Nasdaq under the symbol "ASRT." Zyla Common Stock trades on the OTCQX under the symbol "ZCOR." The following table sets forth the closing price per share of Assertio Common Stock and the latest trading price of Zyla Common Stock as of March 16, 2020, the last full trading day prior to the public announcement of the Merger, and April 16, 2020, the latest practicable trading date prior to the date of this Joint Proxy Statement/Prospectus. The table also shows the implied value of the merger consideration for each share of Zyla Common Stock as of the same two dates. This implied value was calculated by multiplying the closing price per share of Assertio Common Stock on the relevant date by the Exchange Ratio of 2.5.

	Assertio Common Stock	Zyla Common Stock	Implied Per Share Value of Merger Consideration
March 16, 2020	$0.75	$1.35	$1.875
April 16, 2020	$0.889	$1.85	$2.2225

        The market prices of Assertio Common Stock and Zyla Common Stock have fluctuated since the dates set forth above and will continue to fluctuate between the date of this Joint Proxy Statement/Prospecuts, the date of the Assertio Annual Meeting, the date of the Zyla Special Meeting and the date the Merger is completed. No assurance can be given concerning the market prices of Assertio Common Stock or Zyla Common Stock before completion of the Merger or Assertio Holdings Common Stock after completion of the Merger.

        The Exchange Ratio is fixed and will not be adjusted to reflect changes in the stock price of either company prior to the closing of the Merger. Because the Exchange Ratio is fixed, changes in the market price of Assertio Common Stock prior to the Merger will affect the value of the Merger Consideration that Zyla stockholders will receive. Such market price (and therefore the implied value of the Merger Consideration) could be greater than, less than or the same as shown in the table above. Accordingly, Zyla stockholders are advised to obtain current market quotations for Assertio Common Stock and Zyla Common Stock in deciding whether to vote for adoption of the Merger Agreement.

        Neither Assertio nor Zyla have historically paid any dividends to their respective stockholders.

RISK FACTORS

        Investing in Assertio or Zyla securities involves a high degree of risk. You should carefully consider the risks described below, together with the other information contained in this Joint Proxy Statement/Prospectus, including any financial statements and the related notes appearing in this Joint Proxy Statement/Prospectus, before making any investment decisions. Zyla and Assertio cannot assure you that any of the events discussed in the risk factors below will not occur. These risks could have a material and adverse impact on the companies' respective business, results of operations, financial condition and cash flows.

Risks Relating to the Merger

The transactions are subject to conditions, including certain conditions that may not be satisfied or completed on a timely basis, if at all.

        Completion of the transactions is subject to certain closing conditions that make the completion and timing of the transactions uncertain. The conditions include, among others, obtaining the requisite approvals by the stockholders of Assertio Therapeutics for the issuance of shares and by the stockholders of Zyla for the adoption of the Merger Agreement and the Merger, as described in this Joint Proxy Statement/Prospectus, the absence of any court order or governmental law preventing the consummation of the transactions, and the listing of such shares on Nasdaq. See "The Agreement and Plan of Merger—Conditions to the Merger" beginning on page 174.

Failure to complete the Merger may result in Zyla paying Assertio Therapeutics a termination fee or either Zyla or Assertio Therapeutics may be required to reimburse the other party for their expenses, which could harm the common stock price and future business and operations of each company.

        If the Merger is not completed, each of Zyla and Assertio Therapeutics is subject to the following risks:

  •
  upon termination of the Merger Agreement, Zyla may be required to pay Assertio Therapeutics a termination fee of $3.4 million under certain circumstances, or either Zyla or Assertio Therapeutics pay be required reimburse the other party for their expenses up to a maximum of $1.75 million; and

  •
  the parties will have incurred significant expenses related to the Merger, such as legal, accounting and financial advisory fees, which must be paid even if the Merger is not completed.

        In addition, if the Merger Agreement is terminated and the board of directors of Assertio Therapeutics or Zyla determines to seek another business combination, there can be no assurance that either Assertio Therapeutics or Zyla will be able to find a partner willing to provide equivalent or more attractive consideration than the consideration to be provided by each party in the Merger or any partner at all.

Assertio and Zyla may not be able to obtain the requisite third-party consents to consummate the Merger

        Although the parties have agreed in the Merger Agreement to use their commercially reasonable efforts to obtain the requisite approvals and consents, there can be no assurance that these approvals and consents will be obtained, and these approvals and consents may be obtained later than anticipated. In addition, the parties' respective obligations to obtain the requisite consents and approvals from regulatory authorities are subject to certain limitations.

Assertio Holdings will assume Zyla's indebtedness at the Effective Time of the Merger, which could adversely affect its cash flows and business.

        Assertio's outstanding indebtedness as of March 31, 2020 was approximately $77 million and $76.7 million of this indebtedness was redeemed in Assertio's tender offer, which closed on April 8, 2020.

Giving effect to the Merger and the assumption by Assertio Holdings of Zyla's obligations under the existing Zyla Secured Notes, as well as the tender offer, Assertio Holdings' pro forma total debt outstanding as of March 31, 2020 would have been approximately $108.3 million. As a result of this increase in debt, demands on Assertio Holdings' cash resources will increase after the consummation of the Merger. The combined company will have a financial position than either Assertio Therapeutics or Zyla on a stand-alone basis; however, the increased levels of debt could, among other things:

  •
  require Assertio Holdings to dedicate a substantial portion of its cash flow from operations to payments on its debt, thereby reducing funds available for working capital, capital expenditures, dividends, acquisitions and other purposes;

  •
  increase Assertio Holdings' vulnerability to, and limit flexibility in planning for, adverse economic and industry conditions;

  •
  create competitive disadvantages compared to other companies with lower debt levels; and

  •
  limit Assertio Holdings' ability to apply proceeds from an offering or asset sale to purposes other than the repayment of debt.

Zyla stockholders may face risks relating to Assertio's potential opioid litigation liability.

        Assertio Therapeutics, along with other opioid manufacturers and, often, distributors, has been named in lawsuits related to the manufacturing, distribution, marketing and promotion of opioids. In addition, Assertio Therapeutics has also received various subpoenas and requests for information related to the distribution, marketing and sale of its opioid products. Moreover, Assertio's primary product liability insurer has sought a declaratory judgment that opioid litigation claims noticed by Assertio are not covered by its policies with such insurer. If any of these legal proceedings, inquiries or investigations were to result in an adverse outcome, the impact could have a material adverse effect on Assertio Therapeutics' competitive position, business, financial condition, results of operations and cash flows after the Merger and could negatively impact the stock price of Assertio Holdings Common Stock. Zyla stockholders are not currently exposed to significant product liability claims at Zyla; however, as a result of the Merger, as stockholders of Assertio Holdings, an adverse outcome or outcomes in any of these legal proceedings, inquiries or investigations could have a material adverse effect on the value of their holdings of Assertio Holdings Common Stock.

        Assertio's inability to obtain or maintain adequate insurance coverage at an acceptable cost could prevent or inhibit the commercialization of the combined company's products. Defending a lawsuit could be costly and significantly divert management's attention from conducting the combined company's business. If third parties were to bring successful product liability or other claims, or series of claims, against us for uninsured liabilities, or in excess of Assertio's insured liability limits, the combined company's business, results of operations and financial condition could be adversely affected.

Successful integration of the businesses of Assertio Holdings and Zyla is not assured.

        If the Merger is completed, Zyla and Assertio Therapeutics will become wholly-owned subsidiaries of Assertio Holdings. An important consideration for the Merger is the anticipated synergies arising from the combination of the two companies. However, integrating and coordinating the operations and personnel of Assertio Therapeutics and Zyla will be complex and time consuming due to operational and personnel-related challenges, the locations of their corporate headquarters, the current functions of their sales forces and distributions, which will be restructured following the completion of the transactions, and the size and complexity of each organization. This process will be time consuming and expensive and may disrupt the business of either or both of the companies and may not result in the full benefits expected by Assertio Holdings. The difficulties, costs and delays that could be encountered include:

  •
  unanticipated issues in integrating information, communications and other systems, and internal controls over accounting and financial reporting;

  •
  integrating Assertio Therapeutics' and Zyla's sales forces and existing businesses;

  •
  preserving significant business relationships;

  •
  quality system integration;

  •
  consolidating corporate and administrative functions;

  •
  conforming standards, controls, procedures and policies, business cultures and compensation structures between Assertio Therapeutics and Zyla;

  •
  difficulties attracting and retaining key personnel;

  •
  loss of customers; and

  •
  unanticipated incompatibility of purchasing, logistics, marketing and administration methods.

        The management of Assertio Holdings will have to dedicate substantial effort to integrating the businesses of Assertio Therapeutics and Zyla during the integration process. These efforts could divert management's focus and resources from Assertio Holdings' company initiatives or strategic opportunities. If Assertio Holdings is unable to integrate Assertio Therapeutics' and Zyla's organizations, procedures and operations in a timely and efficient manner, or at all, the anticipated benefits, synergies and cost savings of the transactions may not be realized fully, or at all, or may take longer to realize than expected, and the value of Assertio Holdings' common stock may be affected adversely. Simultaneously, the management of Assertio Holdings will need to operate its subsidiaries in such a way to maintain corporate integrity and independence in order to avoid alter ego liability and piercing the corporate veil. An inability to realize the full extent of the anticipated benefits of the transactions while maintaining corporate integrity, as well as any delays or adjustments or unplanned events encountered in the integration process, could also have an adverse effect upon the revenues, level of expenses and operating results of Assertio Holdings.

Uncertainties associated with the transactions may cause employees to leave Assertio Therapeutics, Zyla or Assertio Holdings and may otherwise affect the future business and operations of Assertio Holdings.

        Assertio Holdings' success after completion of the transactions will depend in part upon its ability to retain key employees of Assertio Therapeutics and Zyla. Prior to and following the transactions, current and prospective employees of Assertio Therapeutics and Zyla may experience uncertainty about their future roles with Assertio Therapeutics and Zyla and choose to pursue other opportunities, which could have an adverse effect on Assertio Therapeutics, Zyla and Assertio Holdings. If key employees depart, the integration of the two companies may be more difficult and Assertio Holdings' business following the transactions could be adversely affected.

Assertio Holdings' results of operations and financial condition following the transactions may materially differ from the pro forma information and the unaudited prospective financial information presented in this Joint Proxy Statement/Prospectus.

        The unaudited pro forma condensed combined financial information in this Joint Proxy Statement/Prospectus is presented for illustrative purposes only and is not necessarily indicative of what Assertio Holdings' actual results of operations and financial condition would have been had the transactions been completed on the dates indicated. The unaudited pro forma condensed combined financial information reflects adjustments, which are based upon preliminary estimates, to record the Zyla identifiable assets to be acquired and liabilities to be assumed at fair value, and the resulting goodwill to be recognized. The purchase price allocation reflected is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets acquired and liabilities assumed in the transactions. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this document. The unaudited pro forma condensed combined financial information is also based on a number of other estimates and assumptions, including the related fees and expenses.

        The unaudited prospective financial information prepared by each of Assertio Therapeutics and Zyla in this Joint Proxy Statement/Prospectus was prepared for each such company's internal purposes and is presented in this Joint Proxy Statement/Prospectus because such forecasts were furnished to the Assertio Therapeutics board of directors, Zyla's board of directors and their respective financial advisors. The unaudited prospective financial information is based on numerous variables and assumptions that are inherently uncertain and are beyond the control of each company's management team, including assumptions with respect to macro-economic trends, interest rates and anticipated growth rates, and is not necessarily indicative of what each company's actual results of operations or financial condition would be on the dates indicated. The assumptions used in preparing these forecasts may not prove to be accurate and other factors may affect Assertio Holdings' actual results and financial condition after the completion of the transactions, which may cause Assertio Holdings' actual results and financial condition to differ materially from the estimates contained in the unaudited prospective financial information prepared by Assertio Therapeutics and Zyla.

Financial projections regarding Assertio and Zyla may not prove accurate.

        In connection with the Merger, Assertio and Zyla prepared and considered internal financial forecasts for Assertio and Zyla. These financial projections are based on several assumptions, including regarding future operating cash flows, expenditures and income of Assertio and Zyla. These financial projections were not prepared with a view to public disclosure, are subject to significant economic, competitive, industry and other uncertainties and may not be achieved in full, within projected time frames or at all. The failure of Assertio or Zyla to achieve projected results could have a material adverse effect on the price of the Assertio Holdings Common Stock and Assertio Holding's financial position.

Assertio Therapeutics and Zyla will incur significant transaction and Merger-related integration costs in connection with the transactions.

        Assertio Therapeutics and Zyla expect to pay significant transaction costs in connection with the transactions. These transaction costs include, but are not limited to, investment banking, legal and accounting fees and expenses, expenses associated with the supplemental indenture in connection with the transaction, printing expenses, mailing expenses and other related charges. A significant portion of the transaction costs will be incurred regardless of whether the transactions are consummated. Assertio Therapeutics and Zyla will each generally pay their own costs and expenses in connection with the transactions. Assertio Holdings may also incur costs associated with integrating the operations of the two companies, and these costs could be significant and could have an adverse effect on Assertio Holdings' future operating results if the anticipated cost savings from the transactions are not achieved. Although Assertio Therapeutics and Zyla currently expect that the realization of other efficiencies related to the integration of the two businesses should allow Assertio Holdings to offset incremental expenses over time, the net benefit may not be achieved in the near term, or at all.

While the transactions are pending, Assertio Therapeutics and Zyla will be subject to business uncertainties, as well as contractual restrictions under the Merger Agreement that could have an adverse effect on the businesses of Assertio Therapeutics and Zyla.

        Uncertainty about the effect of the transactions on Assertio Therapeutics and Zyla employees and their business relationships may have an adverse effect on Assertio Therapeutics and Zyla and, consequently, on Assertio Holdings following the consummation of the transactions. These uncertainties could impair the ability of Assertio Therapeutics and Zyla to retain and motivate key personnel until and after the consummation of the transactions and could cause third parties who deal with Assertio Therapeutics and Zyla to seek to change existing business relationships with them. If key employees depart or if third parties seek to change business relationships with Assertio Therapeutics or Zyla, Assertio Holdings' business following the consummation of the transactions could be adversely affected. In addition, the Merger Agreement restricts Zyla, without Assertio Therapeutics' consent and subject to certain exceptions, and Assertio Therapeutics, without Zyla's consent and subject to certain exceptions, from making certain future acquisitions and taking other specified actions until the transactions are completed or the Merger Agreement terminates. The Merger Agreement also obligates Assertio Therapeutics and Zyla to generally operate their businesses in the ordinary course, consistent with past practice until the earlier of the consummation of the transactions or the termination of the Merger Agreement. These restrictions may prevent Assertio Therapeutics or Zyla from pursuing otherwise attractive business opportunities that may arise prior to completion of the transactions or termination of the Merger Agreement, or Assertio Therapeutics and Zyla from making changes to their respective businesses outside of the ordinary course, consistent with past practice.

The Merger Agreement contains provisions that restrict Assertio Therapeutics' and Zyla's ability to pursue alternatives to the transactions.

        Under the Merger Agreement, both Assertio Therapeutics and Zyla are restricted from soliciting, initiating, endorsing, encouraging, or knowingly facilitating or negotiating, or furnishing information with regard to, any inquiry, proposal or offer for an alternative acquisition or business combination transaction from any person. These provisions could discourage a third party that may have an interest in acquiring all or a significant part of Assertio Therapeutics or Zyla from considering or proposing an alternative acquisition or business combination transaction with such company, even if such third party were prepared to pay consideration with a higher value than the value of the transactions.

Some of Assertio Therapeutics' directors and executive officers may have interests in the transactions that are different from the interests of the stockholders of Assertio Therapeutics generally.

        Some of Assertio Therapeutics' directors and executive officers may have interests in the transactions that are different from, or are in addition to, the interests of the stockholders of Assertio Therapeutics. These interests include their designation as directors or executive officers of Assertio Holdings and the assumption by Assertio Holdings of any stock options or equity awards following the consummation of the transactions. See "The Merger—Interests of Assertio's Directors and Officers in the Merger" beginning on page 135.

Some of Zyla's directors and executive officers may have interests in the transactions that are different from the interests of the stockholders of Zyla generally.

        Some of Zyla's directors and executive officers may have interests in the transactions that are different from, or are in addition to, the interests of the stockholders of Zyla. These interests include their designation as directors or executive officers of Assertio Holdings, the accelerated vesting and settlement of their respective restricted stock units and the assumption by Assertio Holdings of their stock options following the consummation of the transactions. See "The Merger—Interests of Zyla's Directors and Officers in the Merger" beginning on page 138.

Assertio Therapeutics stockholders and Zyla stockholders will have a reduced ownership and voting interest after completion of the transactions in Assertio Holdings and will exercise less influence over its management.

        Assertio Therapeutics stockholders and Zyla stockholders currently have the right to vote in the election of the members of the respective boards of directors and on other matters affecting the respective companies. Upon the completion of the transactions, each Assertio Therapeutics stockholder and Zyla stockholder will become a stockholder of Assertio Holdings with a percentage ownership of Assertio Holdings that is smaller than the stockholder's percentage ownership of Assertio Therapeutics or Zyla, respectively, immediately prior to the transactions. It is currently expected that upon completion of the Merger, Assertio Therapeutics' former stockholders will beneficially own approximately 68%, and former Zyla's stockholders will beneficially own approximately 32%, of the outstanding shares of common stock of Assertio Holdings, calculated on a fully-diluted basis (treasury-stock method). Because of this, Assertio Therapeutics' and Zyla voting stockholders on a percentage vote basis will have less influence on the management and policies of Assertio Holdings than they now have on the management and policies of each respective company.

Assertio stockholders and Zyla stockholders cannot be sure of the market price of Assertio Holdings Common Stock they will receive.

        Pursuant to the Assertio Reorganization, each share of Assertio Therapeutics common stock will be converted into one share of Assertio Holdings Common Stock and, pursuant to the Merger, each share of Zyla Common Stock will be converted into the right to receive 2.5 shares of Assertio Holdings Common Stock. Assertio Holdings Common Stock is not currently listed on a national securities exchange and does not trade publicly, although Assertio Holdings intends to apply to list its common stock on Nasdaq, effective no later than the Effective Date of the Merger. No assurance can be provided as to the value at which shares of Assertio Holdings Common Stock will publicly trade. In addition, after completion of the transactions, the trading price of shares of Assertio Holdings Common Stock will be dependent on a number of conditions, including changes in the businesses, operations, results and prospects of the combined company, general market and economic conditions, governmental actions, regulatory considerations, legal proceedings and developments or other factors. A number of these factors and conditions are beyond the control of Assertio Holdings, Assertio Therapeutics and Zyla.

The market price of Assertio Holdings Common Stock after the Merger may be affected by factors different from those currently affecting the market price of Assertio Therapeutics common stock.

        Assertio's and Zyla's respective businesses differ in some respects. As such, there is a risk that various factors, conditions and developments that would not affect each of their independent results of operations (including the share price of Assertio Therapeutics) could negatively affect the price of Assertio Holdings Common Stock. See "Risks Relating to Assertio Holding's Operations After the Consummation of the Merger" for a summary of some of the key factors that might affect Assertio Holdings and the prices at which shares of Assertio Holdings Common Stock may trade from time to time.

The consideration to be received by Zyla stockholders is fixed and will not be adjusted for changes affecting Assertio Therapeutics, including the trading price of Assertio Therapeutics common stock, or Zyla and, as such, the Assertio Holdings Common Stock issuable in the Merger may have a greater or lesser value than at the time the Merger Agreement was signed.

        Under the Merger Agreement, all Zyla Common Stock will be converted into the right to receive 2.5 shares of Assertio Holdings Common Stock. This means that the consideration under the Merger Agreement is fixed and will not be adjusted prior to completion of the transactions, including for changes in the businesses, operations, results and prospects of Assertio Therapeutics or Zyla. Such changes may affect the value of the Assertio Holdings Common Stock that Zyla stockholders will receive upon completion of the Merger. Market assessments of the benefits of the Merger and general and industry-specific market and economic conditions, including the recent worldwide pandemic of the novel strain of coronavirus (COVID-19) may also have an effect on the market prices of Assertio Holdings Common Stock.

        Therefore, if, before the completion of the Merger, the market price of the Assertio Therapeutics common stock declines from the market price on the date of the Merger Agreement, then Zyla stockholders could receive Assertio Holdings Common Stock with substantially lower value than the parties had negotiated for in the establishment of the exchange ratio. Similarly, if, before the completion of the Merger, the market price of Assertio Therapeutics common stock increases from the market price on the date of the Merger Agreement, then Zyla stockholders could receive Assertio Holdings Common Stock with substantially higher value than the parties had negotiated for in the establishment of the exchange ratio. The Merger Agreement does not include a price-based termination right. Because the exchange ratio does not adjust as a result of changes in the market value of Assertio Therapeutics common stock, for each percentage point that the market value of Assertio Therapeutics common stock rises or declines from the date of the Merger Agreement, there is a corresponding one percentage point rise or decline in the value of the Assertio Holdings Common Stock issued to Zyla stockholders (assuming no adjustment to the exchange ratio relating to indemnification).

The fairness opinions delivered by MTS Securities and Stifel, respectively, to Zyla's and Assertio Therapeutics' respective boards of directors prior to the entry into the Merger Agreement do not reflect changes in circumstances that may have occurred since the dates of the opinions.

        The respective boards of directors of Zyla and Assertio Therapeutics have not obtained updated fairness opinions either as of the date of this Joint Proxy Statement/Prospectus or as of any other date subsequent to the dates of such opinions from MTS Securities, LLC ("MTS Securities"), which is Zyla's financial advisor, or from Stifel, Nicolaus & Company, Incorporated ("Stifel"), which is Assertio Therapeutics' financial advisor. Changes in circumstances, including in the operations and prospects of Zyla or Assertio Therapeutics, stock prices, general market and economic conditions and other factors, some or all of which may be beyond the control of Zyla and Assertio Therapeutics, including the recent worldwide pandemic of COVID-19 that has caused higher than normal volatility in the financial markets generally, are not reflected in such opinions. The opinions do not speak as of any date other than the dates of those opinions.

In connection with the transactions, Zyla, Assertio Therapeutics and/or Assertio Holdings may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Zyla, Assertio Therapeutics and/or Assertio Holdings.

        Although Zyla and Assertio Therapeutics have conducted due diligence in connection with the transactions, they cannot assure you that this diligence revealed all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Zyla's and Assertio's control will not later arise. Even if Zyla's and Assertio Therapeutics' due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Zyla's and Assertio's preliminary risk analysis. Further, as a result of the transactions, purchase accounting, and the proposed operation of the combined company going forward, Zyla, Assertio Therapeutics, and/or Assertio Holdings may be required to take write-offs or write-downs, restructuring and impairment or other charges. As a result, Zyla, Assertio Therapeutics and/or Assertio Holdings may be forced to write-down or write-off assets, restructure its operations, or incur impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Zyla, Assertio Therapeutics and/or Assertio Holdings.

Failure to complete the transactions may negatively impact the share price of Assertio Therapeutics and Zyla and the future business and financial results of each of Assertio Therapeutics and Zyla.

        The Merger Agreement provides that either Assertio Therapeutics or Zyla may terminate the Merger Agreement if the transactions are not consummated on or before September 12, 2020.

        If the transactions are not completed on a timely basis, Assertio's and Zyla's ongoing businesses may be adversely affected. If the transactions are not completed at all, Assertio Therapeutics and Zyla will be subject to a number of risks, including the following:

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  being required to pay costs and expenses relating to the transactions, such as legal, accounting, financial advisory and printing fees;

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  time and resources committed by each company's management to matters relating to the transactions could otherwise have been devoted to pursuing other beneficial opportunities; and

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  in the case of Zyla, it may experience a critical cash shortfall and may need to draw down on its revolving credit facility for cash to operate its business.

        If the transactions are not completed, the price of Assertio Therapeutics common stock and Zyla Common Stock may decline to the extent that the current market price reflects a market assumption that the transactions will be completed and that the related benefits will be realized, or a market perception that the transactions were not consummated due to an adverse change in the business of Assertio Therapeutics or Zyla.

The COVID-19 outbreak may adversely affect the ability to timely consummate the Merger.

        COVID-19 and the various precautionary measures taken by many governmental authorities around the world in order to limit its spread have had a severe effect on global markets and the global economy. The extent to which the coronavirus impacts Assertio's and Zyla's respective business operations will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the nature and extent of governmental actions taken to contain it or treat its impact, among others. COVID-19 and official actions in response to it have made it more challenging for Assertio and Zyla and relevant third parties to adequately staff Assertio's business and operations, including Assertio's accounting and financial operations, and may cause delay in Assertio's ability to obtain the relevant approvals and third-party consents for the consummation of the Merger.

        The foregoing factors could also have an adverse effect on the market price of Assertio Common Stock or the value of Assertio's other outstanding securities.

The merger may have adverse tax consequences.

        Each of Zyla and Assertio intends that either (i) each of the Assertio Reorganization (together with the Assertio LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) will qualify as a reorganization within the meaning of Section 368(a) of the Code, or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code. See "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 157. If the transactions were to fail to so qualify, then each holder of Zyla common stock generally would recognize gain or loss, as applicable, equal to the difference between (1) the sum of the fair market value of the shares of Assertio Holdings Common Stock received by such U.S. holder in the merger and the amount of cash received for fractional shares by such U.S. holder in the Merger and (2) its adjusted tax basis in the shares of Zyla common stock surrendered in exchange therefor. The consequences of the Merger to any particular shareholder will depend on that shareholder's particular situation. We strongly urge you to consult your own tax advisor to determine the particular tax consequences of the merger to you.

Risks Relating to Assertio Holding's Operations After the Consummation of the Merger

Upon completion of the Merger, each of Assertio Therapeutics and Zyla will become a wholly-owned subsidiary of Assertio Holdings. Accordingly, the risks specific to the businesses of Assertio and Zyla will affect the combined business of Assertio Holdings.

        You should read and consider the risk factors described in Part I, Item 1A of Assertio's Annual Report on Form 10-K for the fiscal year ending December 31, 2019, which is filed by Assertio with the SEC and incorporated by reference into this document. See "Where You Can Find Additional Information" beginning on page 3. Risks related to Zyla's business are discussed below.

The COVID-19 pandemic has been affecting Assertio's business and operations and may continue to affect these operations for a sustained period.

        The ongoing COVID-19 pandemic has required Assertio's sales representatives to work from home and has prevented them from the usual practice of calling on physicians and healthcare providers in a healthcare setting. Additionally, while shelter-in-place orders remain in effect, Assertio would expect fewer patients to visit physicians for conditions treated by Assertio's products, as well as fewer elective surgeries and fewer visits to pharmacies to have prescriptions filled. As a result, Assertio expects to see a negative impact in product sales during the peak of the pandemic, which is expected to be in the second quarter of 2020, although the degree of this impact is not currently estimable.

        As the shelter-in-place orders are lifted and our employees are permitted to return to their normal job functions, the longer term impact of the pandemic on Assertio's business is also unknown. The potential economic impact brought by the pandemic is difficult to assess or predict, and the impact of the pandemic on the global financial markets may reduce Assertio's ability to access capital, which could negatively impact Assertio's liquidity. The ultimate impact of the pandemic is highly uncertain and subject to change. Assertio does not yet know the full extent of potential delays or impacts on its business, financing or on healthcare systems or the global economy as a whole. However, these effects could have a material impact on Assertio's liquidity, capital resources, operations and business and those of the third parties on which it relies, including suppliers and distributors.

Additional Risks Relating to Assertio

        Assertio is, and following completion of the Merger will continue to be, subject to the risks described in Part I, Item 1A "Risk Factors" in Assertio Therapeutics' Annual Report on Form 10-K for the year ended December 31, 2019. See "Incorporation of Certain Information by Reference" on page 4.

Additional Risks Relating to Zyla

Risks Related to Zyla's Operating History, Financial Position and Capital Requirements

Zyla has incurred significant losses since its inception and has restructured through a bankruptcy proceeding, from which it emerged in January 2019.

        Zyla restructured its business through the bankruptcy process, which concluded in the first quarter of 2019. Zyla does not have a long history as a commercial company; therefore, it is difficult to assess how it will respond to competitive, economic or other challenges to its business. Zyla is a commercial-stage life sciences company focused on developing and marketing six commercially available products: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), INDOCIN® (indomethacin) suppositories, VIVLODEX® (meloxicam), INDOCIN® oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only. Zyla's limited commercialization experience and limited number of marketed products make it difficult to evaluate its current business and predict future prospects. If Zyla's assumptions regarding the risks and uncertainties it faces, which Zyla uses in its business planning, are incorrect or change due to circumstances in its business or its markets, or if

Zyla does not address these risks successfully, its business could suffer and its operating and financial results could differ materially from its expectations.

        Zyla had a net loss of $46.6 million for the period February 1, 2019 through December 31, 2019, net income of $107.2 million for the period January 1, 2019 through January 31, 2019 and a net loss of $95.5 million for the year ended December 31, 2018. Net revenues, which represented product sales, were $79.5 million for the period February 1, 2019 through December 31, 2019, $1.8 million for the period January 1, 2019 through January 31, 2019 and $30.4 million for the year ended December 31, 2018. As of December 31, 2019, Zyla had an accumulated deficit of $46.6 million. Zyla expects to incur significant expenses and operating losses for the foreseeable future as it incurs considerable commercialization expenses in an effort to continue to grow its sales, marketing and distribution infrastructure for its commercial products in the United States.

        Zyla may incur losses and cash flow constraints for the foreseeable future. Zyla's cash flow constraints are compounded by its significant debt burden and may be significantly impacted as a result of the ramifications of COVID-19 (as defined below). Zyla's ability to generate sufficient net revenues from its products, any other products that Zyla may in-license or acquire, and any product candidates that it may develop and partner, will depend on numerous factors described in the following risk factors and elsewhere in this Joint Proxy Statement/Prospectus. Zyla expects that its gross margin may fluctuate from period to period as a result of changes in product mix sold, potentially by the introduction of new products by Zyla or its competitors (including generics), manufacturing efficiencies related to its products, payor reimbursement and rebates and a variety of other factors. Even if Zyla achieves profitability in the future, it may not be able to sustain profitability in subsequent periods. Zyla's prior losses and expected future losses have had and will continue to have an adverse effect on its stockholders' deficit and working capital.

Zyla's long-term liquidity requirements and the adequacy of its capital resources are difficult to predict.

        Zyla faces uncertainty regarding the adequacy of its liquidity and capital resources and have limited access to additional financing. Zyla's liquidity, including its ability to meet its ongoing operational obligations, is dependent upon, among other things, its ability to maintain adequate cash on hand and its ability to generate positive net cash flows from operations. If Zyla is unable to generate positive net cash flows, its financial condition will suffer.

        Zyla has a $20.0 million senior secured revolving credit facility (the "Revolving Credit Facility"), as permitted under the indenture for the Zyla Secured Notes and has drawn $5.0 million on that revolving credit facility as of December 31, 2019. Zyla's liquidity needs may exceed the remaining amount available under its revolving credit facility and Zyla may not be able to secure additional financing on favorable terms or at all. In addition, incurrence of any additional indebtedness would increase Zyla's debt repayment burden. The indenture for the Zyla Secured Notes provides that Zyla must maintain a minimum level of consolidated liquidity, based on unrestricted cash on hand and availability under any revolving credit facility, equal to the greater of the quotient of the outstanding principal amount of the Zyla Secured Notes divided by 9.5 and $7.5 million.

Zyla currently generates limited revenue from the sale of products and may never become profitable.

        From inception through December 31, 2019, Zyla has generated $158.8 in net product revenue from its approved products, SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), INDOCIN® (indomethacin) suppositories, VIVLODEX® (meloxicam), INDOCIN® oral suspension, OXAYDO® (oxycodone HCI, USP) tablets for oral use only—CII, TIVORBEX (sold November 2019) and ARYMO ER (discontinued in September 2018) and has generated $22.6 million in total revenue from feasibility and collaboration agreements. Zyla's ability to generate additional revenue and become profitable depends upon its ability to expand the marketing of its approved products and commercialize its product candidates, or other product candidates that Zyla may in-license or acquire in the future.

        Further, even if Zyla were able to partner its product candidates and/or it decides to seek and is able to successfully achieve regulatory approval for them, Zyla does not know when any of these products would generate revenue, if at all. Zyla's ability to generate net revenue from its products or any partnered product candidates also depends on additional factors, including its ability to:

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  Successfully obtain and maintain all regulatory filings and labels for its products;

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  complete and submit NDAs to the FDA and obtain regulatory approval for indications for which there is a commercial market;

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  appropriately address generic entry into the markets for its products;

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  set a commercially viable price for its products;

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  obtain and maintain coverage and adequate reimbursement from third-party payors, including government payors;

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  address limitations in its marketing ability as a result of the claims that it is permitted to include in the label for its products;

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  further penetrate the market for existing products and ultimately increase sales for its products relative to its competition;

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  find suitable partners to help it market, sell and distribute its products, including in other markets and maintain its current partnerships;

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  maintain its intellectual property rights and defend its intellectual property rights from any challenges;

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  obtain commercial quantities of its products at acceptable cost levels;

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  maintain the quality of its products such that they are not subject to a product withdrawal;

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  continue to develop and/or reconfigure a commercial organization capable of sales, marketing and distribution for the products Zyla intends to sell in the markets in which it has retained commercialization rights;

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  detail its products in person directly to healthcare providers;

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  successfully satisfy any FDA post-marketing requirements for its products, including studies and clinical trials that have been required for other IR opioid analgesics;

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  successfully complete any necessary clinical studies and human abuse liability studies;

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  find suitable partners to help it develop and seek regulatory approval for its product candidates; and

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  complete and submit applications to, and obtain regulatory approval from, foreign regulatory authorities.

        In addition, Zyla's commercial infrastructure is costly. To manage operations effectively, Zyla needs to continue to improve its operational and management controls, reporting and information technology systems and financial internal control procedures. If Zyla is unable to manage its operations effectively, it may be difficult for it to execute its business strategy and its operating results and business could suffer.

        Even if Zyla is able to significantly increase net revenues from the sale of its products, it may not become profitable and may need to obtain additional funding to continue operations. If Zyla fails to become profitable or is unable to sustain profitability on a continuing basis, it may be unable to continue its operations at planned levels, need to license or abandon one or more of its products and/or be forced to reduce its operations.

Zyla's current significant indebtedness and any future debt obligations expose it to risks that could adversely affect its business, operating results and financial condition.

        Upon Zyla's emergence from bankruptcy on January 31, 2019, Zyla completed its debt restructuring and issued $95.0 million in Zyla Secured Notes. In addition, in March 2019, Zyla put in place the Revolving Credit Facility.

        Interest on the Zyla Secured Notes accrues at a rate of 13% per annum and is payable semi-annually in arrears on May 1 and November 1 of each year. Beginning April 2020, on each such payment date, Zyla will also pay an installment of principal on the Zyla Secured Notes in an amount equal to 15% of the aggregate net sales of OXAYDO, SPRIX Nasal Spray, ARYMO ER, Egalet-002, ZORVOLEX, VIVLODEX, INDOCIN suppositories and oral suspension for the two consecutive fiscal quarterly periods most recently ended, less the amount of interest paid on the Zyla Secured Notes on that payment date.

        Advances under the Revolving Credit Facility bear interest at Zyla's option at either the LIBOR rate (which is subject to a floor of 2%) plus 5%, or a base rate plus 4%. The Revolving Credit Facility is scheduled to mature in March 2022.

        Zyla's ability to make payments on the Zyla Secured Notes and the Revolving Credit Facility depends on its ability to generate cash in the future. Zyla cannot assure you that its business will be able to generate sufficient cash flow from operations or that future borrowings or other financings will be available in an amount sufficient to enable it to service its indebtedness and fund its other liquidity needs.

        The indebtedness under the Zyla Secured Notes and under the Revolving Credit Facility is secured by substantially all of Zyla's assets, including its intellectual property. As a result, a default under the Zyla Secured Notes indenture or the Revolving Credit Facility could result in the loss of some or all of Zyla's assets and intellectual property, which would have a material adverse effect on its business and results of operations. The terms of the agreements governing any of Zyla's future indebtedness may have similar or additional limitations and restrictions.

        This level of debt could have important consequences to you as an investor in Zyla's securities. For example, it could:

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  reduce the amount of funds available to fund working capital, capital expenditures and other general corporate purposes;

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  increase Zyla's vulnerability to both general and industry-specific adverse economic conditions;

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  limit Zyla's ability to engage in acquisitions or other business development activities;

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  make Zyla a less attractive opportunity for other companies seeking to acquire Zyla or its products;

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  limit Zyla's flexibility in planning for and executing the further development, approval and marketing of its products or product candidates, if successfully partnered;

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  place Zyla at a competitive disadvantage compared to any of its competitors that are less leveraged than Zyla is; and

  •
  limit Zyla's ability to obtain additional funds.

        In addition, as the magnitude of Zyla's principal and interest payments on the Zyla Secured Notes may be proportionate to the net revenues generated by its products, the nature of the Zyla Secured

Notes will reduce the amount of cash flow from net product sales that is available for other corporate purposes.

Zyla's debt payments require a significant amount of cash, and Zyla may not have sufficient cash flow from its business to pay its substantial debt.

        Zyla's ability to make scheduled payments of the principal of, to pay interest on or to refinance its indebtedness, including the Zyla Secured Notes and the Revolving Credit Facility, depends on its future performance, which is subject to economic, financial, competitive and other factors (including global pandemics) beyond its control. Zyla's business may not generate cash flow from operations in the future sufficient to service its debt and make necessary capital expenditures. If Zyla is unable to generate such cash flow, it may be required to adopt one or more alternatives, such as selling assets, restructuring its debt again or obtaining additional equity capital on terms that may be onerous or highly dilutive. Zyla's ability to refinance its indebtedness will depend on the capital markets and its financial condition at such time. Zyla may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default on its debt obligations. Further, the indenture governing the Zyla Secured Notes and the Revolving Credit Facility each contain cross-default provisions which could be triggered in the event of a default under other material indebtedness, which would adversely impact its cash flow and financial condition.

Zyla relies on available borrowings under the Revolving Credit Facility for cash to operate its business, which subjects it to market and counterparty risks, some of which are beyond its control.

        In addition to cash Zyla generates from its business, its principal existing sources of cash are borrowings available under the Revolving Credit Facility. If Zyla's access to such financing was unavailable or reduced, due to the liquidity requirements under the Revolving Credit Facility or otherwise, or if such financing were to become significantly more expensive for any reason, Zyla may not be able to fund daily operations, which would cause material harm to its business or could affect its ability to operate its business. In addition, if certain of Zyla's lenders experience difficulties that render them unable to fund future draws on the Revolving Credit Facility, Zyla may not be able to access all or a portion of these funds, which could have similar adverse consequences.

The report of Zyla's independent registered public accounting firm contains explanatory language that substantial doubt exists about its ability to continue as a going concern.

        The report of Zyla's independent registered public accounting firm on its consolidated financial statements for the years ended December 31, 2019 and 2018 includes explanatory language that indicates substantial doubt about Zyla's ability to continue as a going concern. If Zyla is unable to continue as a going concern, it might have to liquidate its assets and the values it receives for its assets in liquidation or dissolution could be significantly lower than the values reflected in its consolidated financial statements. The inclusion of a going concern explanatory paragraph by Zyla's auditors, and its potential inability to continue as a going concern may materially adversely affect the value of its equity and its ability to raise new capital or to enter into critical contractual relations with third parties.

        Zyla's consolidated financial statements included in this Joint Proxy Statement/Prospectus do not include any adjustments that might be necessary should Zyla be unable to continue as a going concern. If the going concern basis were not appropriate for these consolidated financial statements, adjustments would be necessary in the carrying value of assets and liabilities, the reported expenses and the balance sheet classifications used.

Zyla may require additional capital to fund its planned operations, which may not be available on acceptable terms or at all.

        Zyla has used substantial amounts of cash since inception to fund its operations and it expects to continue to spend significantly to commercialize its products, as well as to potentially acquire new products.

        Zyla cannot be certain that additional funding will be available on acceptable terms, or at all. If Zyla is unable to raise additional capital in sufficient amounts or on acceptable terms, it may have to significantly delay, scale back or discontinue the commercialization of one or more of its products or delay its ability to acquire or license new products or product candidates. Zyla also could fail to complete its post-marketing requirements, fail to maintain its regulatory approvals or its intellectual property or be required to further curtail its operations, including by discontinuing the sale of one or more of its products.

        Zyla's future funding requirements, both near and long-term, will depend on many factors, including, but not limited to:

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  increasing sales of its current products;

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  any generic entry into one or more of the markets for its products;

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  the timing and amount of revenue from sales of its products;

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  the size and cost of its commercial infrastructure;

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  its ability to maintain coverage and adequate reimbursements from third-party payors and to gain inclusion on applicable formularies;

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  complying with and completing FDA post-marketing requirements for its products and PREA commitment for SPRIX Nasal Spray and certain SoluMatrix products;

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  the initiation, progress, timing, costs and results of clinical trials for its products and any future products Zyla may in-license or acquire;

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  the number and characteristics of products, any partnered product candidates, and any products that Zyla in-licenses or acquires;

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  its ability to maintain regulatory approvals by the FDA and comparable foreign regulatory authorities once obtained;

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  its ability to maintain the quality of its products such that they do not become subject to product withdrawals;

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  the cost and timing of completion of commercial-scale outsourced manufacturing activities for any products Zyla develops, in-licenses or acquires;

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  its ability to achieve milestones under any license or collaboration agreement that it has entered or may enter into in the future;

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  its ability to maintain coverage and adequate reimbursements from third-party payors and to gain inclusion on applicable formularies;

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  costs and timing of completion of any outsourced commercial manufacturing supply arrangements that it may establish;

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  the outcome, timing and cost of regulatory approvals by the FDA and comparable foreign regulatory authorities, including the potential for the FDA or comparable foreign regulatory authorities to require that Zyla perform more studies than those that it currently expects;

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  its ability to obtain API through the allocation process handled by the DEA;

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  the cost of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights;

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  its ability to maintain the quality of its products;

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  the effect of competing technological and market developments, including pressure on the opioid market and the expected decline in the prescribing of opioids; and

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  costs associated with any third-party litigation.

Despite Zyla's current debt levels, it may still incur additional debt or take other actions which would intensify the risks discussed above.

        Zyla's existing debt places significant limitation on its ability to incur additional indebtedness. Despite its current consolidated debt levels, Zyla and its subsidiaries may be able to incur certain additional debt in the future, subject to the restrictions contained in its debt instruments, some of which may be secured debt. In certain situations, the terms of the indenture governing the Zyla Secured Notes and the terms of the Revolving Credit Facility permit Zyla to incur additional debt, secure existing or future debt, recapitalize its debt or take a number of other actions that could have the effect of diminishing its ability to make payments on its existing debt when due. The indenture governing the Zyla Secured Notes and the Revolving Credit Facility each restrict Zyla's ability to incur certain additional indebtedness, including certain secured indebtedness, subject to certain exceptions, but if the Zyla Secured Notes and the Revolving Credit Facility mature or are repaid, Zyla may not be subject to such restrictions under the terms of any subsequent indebtedness.

Raising additional capital may cause dilution to Zyla's existing stockholders, restrict its operations or require Zyla to relinquish rights to its technologies, products or product candidates.

        Zyla may seek additional capital through a combination of private equity offerings, debt financings, receivables or royalty financings, strategic partnerships and alliances and licensing arrangements. To the extent that Zyla raises additional capital through the sale of equity or convertible debt securities, the ownership interests of its existing stockholders will be diluted, and the terms may include liquidation or other preferences that adversely affect the rights of its existing stockholders. Debt, receivables and royalty financings may be coupled with an equity component, such as warrants to purchase stock, which could also result in dilution of its existing stockholders' ownership. The incurrence of additional indebtedness would result in increased fixed payment obligations and could also result in certain additional restrictive covenants, such as limitations on Zyla's ability to incur additional debt, limitations on its ability to acquire or license intellectual property rights and other operating restrictions that could adversely impact Zyla's ability to conduct its business and may result in liens being placed on its assets and intellectual property. If Zyla were to default on such indebtedness, it could lose such assets and intellectual property. If Zyla is unable to raise additional funds through equity or debt financing when needed, it may be required to delay, limit, reduce or terminate its commercialization efforts, otherwise significantly curtail operations or grant rights to develop and market its technologies that it would otherwise prefer to develop and market itself. If Zyla raises additional funds through strategic partnerships and alliances and licensing arrangements with third parties, it may have to relinquish valuable rights to its product candidates, or grant licenses on unfavorable terms.

Zyla's indebtedness may be subject to interest rate risks.

        Both the Zyla Secured Notes and the Revolving Credit Facility have interest rates based in whole or in part on LIBOR. There is currently uncertainty around whether LIBOR will continue to exist after 2021. If LIBOR ceases to exist, Zyla may need to amend the indenture governing the Zyla Secured Notes and the Revolving Credit Facility and it cannot predict what alternative index would be negotiated with its counterparties. As a result, Zyla's interest expense could increase and its available cash flows may be adversely affected. Additionally, uncertainty as to the nature of a potential discontinuance, modification, alternative reference rate or other reforms may materially affect the trading market for the Zyla Secured Notes.

A terrorism attack, other geopolitical crisis, or widespread outbreak of an illness or other health issue, such as the COVID-19 outbreak, or the perception of their effects, could negatively affect various aspects of Zyla's business, including its workforce and supply chain, which could have a material adverse effect on its financial condition, results of operation or cash flows.

        Zyla's operations are susceptible to global events, including acts or threats of war or terrorism, international conflicts, political instability, and natural disasters. The occurrence of any of these events could have an adverse effect on Zyla's business results and financial condition.

        Zyla is also susceptible to a widespread outbreak of an illness or other health issue, such as the ongoing COVID-19 outbreak. Outbreaks of epidemic, pandemic, or contagious diseases, such as the COVID-19 virus or, historically, the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome, or the H1N1 virus, could divert medical resources and priorities towards the treatment of that disease. An outbreak of a contagious disease could also negatively disrupt Zyla's business. Business disruptions could include disruptions or restrictions to Zyla's workforce, including Zyla's ability to educate HCPs in person regarding its products, any restrictions on or decline in the use of its products due to the recommendations relating to the treatment of such disease, on its ability to travel or to distribute its products, as well as temporary closures of its facilities or the facilities of its suppliers and their contract manufacturers (and the resulting impact on production or its products), and a reduction in business hours. For example, the ongoing COVID-19 outbreak has required Zyla's sales representatives to work from home and has prevented them from the usual practice of calling on physicians and healthcare providers in person in a healthcare setting. Any disruption of Zyla's suppliers and contract manufacturers or its customers would likely adversely impact its cash flow, sales and operating results. Alternate sources may not be available or may result in delays in shipments to Zyla from its suppliers and subsequently to Zyla's customers. Moreover, if Zyla's customers' businesses are similarly affected or if non-essential medical procedures are delayed, HCPs may not write prescriptions for Zyla's products and/or Zyla's customers might delay or reduce purchases from Zyla. In particular, the ongoing COVID-19 outbreak has caused elective surgeries to be cancelled or postponed and Zyla expects this to impact sales of certain Zyla products that are prescribed for pain management following surgery. If Zyla's operations are curtailed, it may need to seek alternate sources of supply for services and staff, which may be more expensive. In addition, a significant outbreak of epidemic, pandemic, or contagious diseases in the human population could result in a widespread health crisis that could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could affect demand for Zyla's products, the value of its Common Stock and Zyla's liquidity and access to capital. The extent to which COVID-19 impacts Zyla's operations or those of its third-party partners will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. While Zyla carries insurance for certain business interruption events, it does not carry sufficient business interruption insurance to compensate for all losses that may occur during significant business interruptions. Any losses or damages Zyla incurs could have a material adverse effect on its financial results and its ability to conduct business as expected.

Risks Related to the Commercialization of Zyla's Products

Zyla's future prospects are dependent on the success of its products, and Zyla may not be able to successfully commercialize these products. Failure to do so would adversely impact its financial condition and prospects.

        A substantial portion of Zyla's resources are focused on the commercialization of its products, SPRIX Nasal Spray, INDOCIN Suppositories and Oral Suspension, ZORVOLEX, VIVLODEX and OXAYDO. Zyla's ability to generate significant product revenues and to achieve commercial success in the near term will initially depend in large part on its ability to successfully commercialize these products in the United States. If Zyla fails to successfully commercialize its current and future products, it may be unable to generate sufficient revenues to sustain and grow its business, and its liquidity, financial condition and results of operations will be adversely affected.

Zyla faces intense competition, including from generic products. If Zyla's competitors market or develop generic versions of its products or alternative treatments that are marketed more effectively than its products or are demonstrated to be safer or more effective than its products, Zyla's commercial opportunities will be reduced or eliminated.

        Zyla's products compete against numerous branded and generic products already being marketed and potentially those that are or will be in development. Many of these competitive products are offered in the United States by large, well-capitalized companies. The NSAID market is highly competitive and Zyla faces competition from branded, generic and over-the-counter products. Zyla cannot be sure that it will be able to sufficiently distinguish SPRIX or its SoluMatrix products to enable them to generate significant revenue.

        If the FDA or other applicable regulatory authorities approve generic products that compete with any of Zyla's products, it could reduce its sales of those products. Once an NDA, including a Section 505(b)(2) application, is approved, the product covered thereby becomes a "listed drug" which can, in turn, be cited by potential competitors in support of approval of an ANDA. The Federal Food, Drug and Cosmetic Act (the "FFDCA"), FDA regulations and other applicable regulations and policies provide incentives to manufacturers to create modified, non-infringing versions of a drug to facilitate the approval of an ANDA or other application for generic substitutes. Depending on the product, these manufacturers might only be required to conduct a relatively inexpensive study to show that their product has the same active ingredient(s), dosage form, strength, route of administration, and conditions of use, or labeling, as Zyla's product and that the generic product is absorbed in the body at the same rate and to the same extent as, or is bioequivalent to, Zyla's products. Generic equivalents may be significantly less costly than Zyla's to bring to market and companies that produce generic equivalents are often able to offer their products at lower prices. Thus, after the introduction of a generic competitor, a significant percentage of the sales of any branded product are typically lost to the generic product. Accordingly, competition from generic equivalents to Zyla's products would substantially limit Zyla's ability to generate revenues and therefore obtain a return on the investments Zyla has made in its products and product candidates. For example, the patent for SPRIX Nasal Spray expired in December 2018 and INDOCIN currently has no patent protection. Zyla cannot be certain what impact generic products would have on its revenues from SPRIX Nasal Spray or INDOCIN, or its operating results generally. Prior to Zyla's purchase of products from Iroko, Iroko settled patent infringement litigation with Lupin, which settlement will allow Lupin to launch a generic form of ZORVOLEX prior to the expiration of the patents covering ZORVOLEX, no later than the second half 2023. In addition, iCeutica and Iroko sued Lupin and Novitium, each over its ANDA for a generic version of VIVLODEX. The settlements in those cases involved granting certain generic entry rights to the other parties.

        Zyla's competitors may also develop branded products, devices or technologies that are more effective, better tolerated, subject to fewer or less severe side effects, more useful, more widely-prescribed or accepted, or less costly than Zyla's. For each product Zyla commercializes, sales and marketing efficiency are likely to be significant competitive factors. While Zyla has its own internal salesforce, which markets its products in the United States, there can be no assurance that Zyla can maintain these capabilities in a manner that will be cost efficient and competitive with the sales and marketing efforts of its competitors, especially since some or all of those competitors could expend greater economic resources than Zyla does and/or employ third-party sales and marketing channels.

If physicians and patients do not accept and prescribe/use Zyla's products, Zyla will not achieve sufficient product revenues and its business will suffer.

        If Zyla's products do not achieve coverage by third-party payors and/or broad market acceptance by physicians and patients, the commercial success of those products and revenues that Zyla generates from those products will be limited. Acceptance and use of Zyla's products will depend on a number of factors including:

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  the timing of market introduction of competitive products;

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  any exclusivity rights a competitor's products may have;

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  the results of any required post-marketing studies following any product approval to support the continued use of any abuse-discouraging claims for OXAYDO;

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  approved indications, warnings and precautions language that may be less desirable than anticipated;

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  perceptions by members of the healthcare community, including physicians, about the safety and efficacy of its products and, in particular, the efficacy of its abuse discouraging technology in reducing potential risks of unintended use;

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  published studies demonstrating the cost effectiveness of its products relative to competing products;

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  the potential and perceived advantages of its products and product candidates over alternative treatments;

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  availability of coverage and adequate reimbursement for its products from government and third-party payors;

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  any negative publicity related to Zyla's or its competitors' products that include the same active ingredient as its products;

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  the prevalence and severity of adverse side effects, including limitations or warnings contained in a product's FDA approved product labeling;

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  legislative, regulatory or administrative enforcement actions against opioid manufacturers;

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  any quality issue that may arise in the manufacturing or distribution of its products;

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  effectiveness of marketing and distribution efforts by Zyla and other licensees and distributors; and

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  the steps that prescribers and dispensers of must take, since Zyla's products are controlled substances, as well as the perceived risks based upon their controlled substance status.

        Because Zyla expects to rely on sales generated by its products to achieve profitability in the future, the failure of its products to achieve market acceptance would harm its business prospects.

Zyla's products are and may become subject to unfavorable pricing regulations or healthcare reform initiatives, which could harm its business.

        Recent events have resulted in increased public and governmental scrutiny of the cost of drugs, especially in connection with price increases following companies' acquisitions of the rights to certain drug products. In particular, in January 2019, the House Committee on Oversight and Reform launched one of the most wide-ranging investigations in decades into the prescription drug industry's pricing practices. The Oversight Committee sent letters to twelve drug companies seeking detailed information and documents about the companies' pricing practices. The letters seek information and communications on price increases, investments in R&D, and corporate strategies to preserve market share and pricing power. The House Oversight Committee has and will continue to hold hearings on the matter as well. While Zyla did not receive a letter, the letters and planned hearings demonstrate the continued focus of the U.S. Congress on drug pricing. Zyla's revenue and future profitability could be negatively affected if these inquiries were to result in legislative or regulatory proposals that limit its ability to independently manage the prices of its products.

        Further, there has been heightened governmental scrutiny in the United States of pharmaceutical pricing practices in light of the rising cost of prescription drugs. Legislation has been introduced in the U.S. Congress and several state legislatures that allows price controls in various circumstances, requires enhanced transparency in how pricing is established, caps or penalizes price inflation beyond certain parameters and ties pricing to federal supply schedules, among other initiatives. Such scrutiny has resulted in several recent congressional inquiries and proposed and enacted federal and state legislation designed to, among other things, bring more transparency to product pricing, review the relationship between pricing and manufacturer patient programs, and reform government program reimbursement methodologies for products. The current administration has indicated that reducing the price of prescription drugs will be a priority of the administration. If healthcare policies or reforms intended to curb healthcare costs are adopted, or if Zyla experiences negative publicity with respect to pricing of its products or the pricing of pharmaceutical drugs generally, the prices that Zyla charges for its products may be limited.

        At the federal level, the current administration's budget proposal for fiscal year 2019 contains further drug price control measures that could be enacted during the 2019 budget process or in other future legislation, including, for example, measures to permit Medicare Part D plans to negotiate the price of certain drugs under Medicare Part B, to allow some states to negotiate drug prices under Medicaid and to eliminate cost sharing for generic drugs for low-income patients. In addition, the current administration released a "Blueprint" to lower drug prices through proposals to increase manufacturer competition, increase the negotiating power of certain federal healthcare programs, incentivize manufacturers to lower the list price of their products and reduce the out-of-pocket costs of drug products paid by consumers. HHS has begun the process of soliciting feedback on some of these measures and, at the same time, is implementing others under its existing authority. Although proposals like these will require authorization through additional legislation to become effective, Congress and the current administration have each indicated that it will continue to seek new legislative and/or administrative measures to control drug costs.

        At the state level, legislatures have increasingly passed legislation and implemented regulations designed to control pharmaceutical and biological product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost disclosure and transparency measures, and, in some cases, designed to encourage importation from other countries and bulk purchasing. Legally mandated price controls on payment amounts by third-party payors or other restrictions could harm Zyla's business, results of operations, financial condition and prospects. For example, California recently enacted a law restricting manufacturers from paying co-pays for branded products if an AB-rated generic equivalent is available. While this law does not currently impact Zyla's products, California's law could spur other states to adopt similar legislation, even legislation that is more restrictive. If Zyla is unsuccessful with its co-pay initiatives, it would be at a competitive disadvantage in terms of pricing versus preferred branded and generic competitors. Any such law could adversely impact the utilization of Zyla's products and harm its commercial prospects. In addition, regional healthcare authorities and individual hospitals are increasingly using bidding procedures to determine what pharmaceutical products and which suppliers will be included in their prescription drug and other healthcare programs. This could reduce the ultimate demand for Zyla's products or put pressure on its product pricing, which could negatively affect its business, results of operations, financial condition and prospects.

        These actions may put downward pressure on pharmaceutical pricing and increase Zyla's regulatory burdens and operating costs. Zyla's revenue and future profitability could be negatively affected if these inquiries were to result in legislative or regulatory proposals that limit its ability to increase the prices of its products.

Recently enacted and future legislation may increase the difficulty and cost for Zyla to commercialize its products, reduce the prices Zyla is able to obtain for its products, and hinder or prevent commercial success.

        Before Zyla can market and sell products in a particular jurisdiction, Zyla must obtain necessary regulatory approvals (from the FDA in the United States and from similar foreign regulatory agencies in other jurisdictions) and in some jurisdictions, reimbursement authorization. There are no guarantees that either Zyla or its commercialization partners will obtain any additional regulatory approvals for its products. Even if Zyla is able to obtain and maintain all of the necessary regulatory approvals, it may never generate significant revenues from any commercial sales of its products.

        Legislative and regulatory proposals have been made to expand post-approval requirements and restrict sales and promotional activities for pharmaceutical products. Zyla cannot be sure whether additional legislative changes will be enacted, or whether the FDA regulations, guidance or interpretations will be changed, or what the impact of such changes may be. In addition, increased scrutiny by the U.S. Congress of the FDA's approval process may significantly delay or prevent approval of any of Zyla's applications, as well as subject Zyla to more stringent product labeling and post-marketing testing and other requirements. Indeed, in the United States and some foreign jurisdictions there have already been some proposed and final legislative and regulatory actions regarding the healthcare system that could prevent or delay marketing approval of Zyla's product candidates, if successfully partnered, or otherwise restrict post-approval activities to the detriment of Zyla's profitability.

        In addition, outside of the United States, some countries require approval of the sale price of a drug before it can be marketed. In many countries, the pricing review period begins after marketing or product licensing approval is granted. In some foreign markets, prescription pharmaceutical pricing remains subject to continuing governmental control even after initial approval is granted. As a result, Zyla or its collaborator might obtain marketing approval for a product in a particular country, but then be subject to price regulations that delay its commercial launch of the product, possibly for lengthy time periods, which could negatively impact the revenues Zyla is able to generate from the sale of the product in that particular country. Adverse pricing limitations may hinder Zyla's ability to recoup its investment in one or more of its products.

        For example, in March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (collectively, the "Affordable Care Act") was enacted in the United States. Among the provisions of the Affordable Care Act of importance to Zyla's potential product candidates, the Affordable Care Act: establishes an annual, nondeductible fee on any entity that manufactures or imports specified branded prescription drugs and biologic agents; extends manufacturers' Medicaid rebate liability to covered drugs dispensed to individuals who are enrolled in Medicaid-managed care organizations; expands eligibility criteria for Medicaid programs; expands the entities eligible for discounts under the Public Health program; increases the statutory minimum rebates a manufacturer must pay under the Medicaid Drug Rebate Program; creates a new Medicare Part D coverage gap discount program; establishes a new Patient-Centered Outcomes Research Institute to oversee, identify priorities in and conduct comparative clinical effectiveness research, along with funding for such research; and establishes a Center for Medicare Innovation at CMS to test innovative payment and service delivery models to lower Medicare and Medicaid spending.

        There have been judicial and political challenges to certain aspects of the Affordable Care Act. For example, since January 2017, President Trump has signed two executive orders and other directives designed to delay, circumvent, or loosen certain requirements of the Affordable Care Act. Concurrently, Congress has considered legislation that would repeal or repeal and replace all or part of the Affordable Care Act. While there have been repeated calls and attempts to repeal the Affordable Care Act, the Affordable Care Act, among other things, imposes a significant annual fee on companies that manufacture or import branded prescription drug products. It also contains substantial new provisions intended to, among other things, broaden access to health insurance, reduce or constrain the growth of health care spending, enhance remedies against healthcare fraud and abuse, add new transparency requirements for the healthcare and health insurance industries, impose new taxes and fees on pharmaceutical manufacturers, modify the definition of "average manufacturer price" for Medicaid reporting purposes thus affecting manufacturers' Medicaid drug rebates payable to states and impose additional health policy reforms, any of which could negatively impact Zyla's business. A significant number of provisions are not yet, or have only recently become, effective, but the Affordable Care Act is likely to continue the downward pressure on pharmaceutical pricing, especially under the Medicare program, and may also increase Zyla's regulatory burdens and operating costs.

        Congress has not passed comprehensive repeal legislation, but two bills affecting the implementation of certain taxes under the Affordable Care Act have been signed into law. The Tax Cuts and Jobs Act of 2017 (the "Tax Act") includes a provision repealing, effective January 1, 2019, the tax-based shared responsibility payment imposed by the Affordable Care Act on certain individuals who fail to maintain qualifying health coverage for all or part of a year that is commonly referred to as the "individual mandate." On January 22, 2018, President Trump signed a continuing resolution on appropriations for fiscal year 2018 that delayed the implementation of certain Affordable Care Act-mandated fees, including the so-called "Cadillac" tax on certain high cost employer-sponsored insurance plans, the annual fee imposed on certain health insurance providers based on market share. The Bipartisan Budget Act of 2018 (the "BBA"), among other things, amends the Affordable Care Act, effective January 1, 2019, to close the coverage gap in most Medicare drug plans, commonly referred to as the "donut hole," by increasing from 50 percent to 70 percent the point-of-sale discount that is owed by pharmaceutical manufacturers who participate in Medicare Part D. Additionally, in July 2018, CMS published a final rule permitting further collections and payments to and from certain Affordable Care Act qualified health plans and health insurance issuers under the Affordable Care Act risk adjustment program in response to the outcome of federal district court litigation regarding the method CMS uses to determine this risk adjustment. On December 14, 2018, a U.S. District Court Judge in the Northern District of Texas, or Texas District Court Judge, ruled that the individual mandate is a critical and inseverable feature of the Affordable Care Act, and therefore, because it was repealed as part of the Tax Act, the remaining provisions of the Affordable Care Act are invalid as well. While the Texas District Court Judge, as well as the current Administration and CMS, have stated that the ruling will have no immediate effect, it is unclear how this decision, subsequent appeals, and other efforts to repeal and replace the Affordable Care Act will impact the Affordable Care Act and Zyla's business.

        There have also been legislative changes proposed and adopted since the Affordable Care Act was enacted. On August 2, 2011, the Budget Control Act of 2011 was signed into law, which, among other things, resulted in reductions to Medicare payments to providers of 2% per fiscal year, which went into effect on April 1, 2013 and, due to subsequent legislative amendments to the statute, including the BBA, will remain in effect through 2027 unless additional Congressional action is taken. On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law, which, among other things, reduced Medicare payments to several providers, including hospitals, and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. These new laws may result in additional reductions in Medicare and other healthcare funding, which could impose additional financial pressure on Zyla's customers, which could in turn diminish demand for Zyla's products or result in pricing pressure on Zyla.

        In addition, on February 27, 2018, a bipartisan group of senators introduced Senate Bill 2456 (S.2456). S.2456 is characterized as "CARA 2.0," in reference to the Comprehensive Addiction and Recovery Act of 2016. CARA 2.0 would limit initial prescriptions for opioids to three days, while exempting initial prescriptions for chronic care, cancer care, hospice or end of life care, and palliative care. CARA 2.0 would also increase civil and criminal penalties for opioid manufacturers that fail to report suspicious orders for opioids or fail to maintain effective controls against diversion of opioids. The bill would increase civil fines from $10,000 to $100,000, and if a manufacturer fails to maintain effective controls or report suspicious orders with knowledge or willful disregard, the bill would double criminal penalties from $250,000 to $500,000. If this bill were signed into law, it could adversely affect Zyla's ability to successfully commercialize OXAYDO. In addition, in 2017 several states, including Indiana, Louisiana, and Utah, enacted laws that further limit or restrict opioid prescriptions.

        In October 2018, President Trump signed the Substance Use Disorder Prevention That Promotes Opioid Recovery and Treatment for Patients and Communities ("SUPPORT") Act. Among other things, this legislation provides funding for research and development of non-addictive painkillers that could potentially compete with Zyla's products. It also clarifies FDA's authority to require that certain opioids be dispensed in packaging that limits their abuse potential, makes changes to Medicare and Medicaid in an effort to limit over-prescription of opioid painkillers, and increases penalties against manufacturers and distributors related to the over-prescription of opioids, including the failure to report suspicious orders and keep accurate records. Shortly after the bill was signed, the FDA issued a statement discussing the steps it planned to take based on the authority it was granted under the SUPPORT Act. Some of those steps, including requiring certain packaging, such as unit dose blister packs, for opioids and other drugs that pose a risk of abuse or overdose and requiring that opioids be dispensed with a mail-back pouch or other safe disposal option would increase Zyla's costs related to OXAYDO. The ultimate effect of this legislation is currently not known but could potentially have a material adverse effect on Zyla's business.

        In April 2018, New York enacted a statute called the Opioid Stewardship Act (the "Stewardship Act") that, among other things, requires certain sellers and distributors of certain opioids in the state of New York to make annual payments of $100 million, in the aggregate, to a newly-created fund, with each party's share determined in proportion to its share of opioid sales in New York (based on morphine milligram equivalents). While the effect of this legislation remains uncertain, and it has already been challenged as an unconstitutional law, Zyla may be required to make payments to the fund and take additional actions to comply with the Stewardship Act. Compliance with the Stewardship Act, or similar requirements that could be enacted by other jurisdictions, could have an adverse effect on Zyla's business, results of operations, financial condition and cash flows.

        Zyla expects that the Affordable Care Act, these new laws and other healthcare reform measures that may be adopted in the future may result in additional reductions in Medicare and other healthcare funding, more rigorous coverage criteria, new payment methodologies and additional downward pressure on the price that Zyla receives for any approved product. Any reduction in reimbursement from Medicare or other government programs may result in a similar reduction in payments from private payors. The implementation of cost containment measures or other healthcare reforms may prevent Zyla from being able to generate revenue, attain profitability or commercialize Zyla's product candidates, if approved.

Coverage and reimbursement may not be available, or reimbursement may be available at only limited levels, for Zyla's products, which could make it difficult for Zyla to sell its products profitably.

        Zyla's ability to successfully commercialize its products, including any products it may in-license or acquire, will also depend in part on the extent to which coverage and adequate reimbursement for these products and related treatments will be available from government health administration authorities, private health insurers, pharmacy benefit managers ("PBM") and other organizations. Government authorities and third-party payors, such as private health insurers and health maintenance organizations, determine which medications they will cover and establish reimbursement levels. A primary trend in the United States healthcare industry and elsewhere is cost-containment. Government authorities and other third-party payors have attempted to control costs by limiting coverage and the amount of reimbursement for particular medications. There also may be additional pressure by payors, healthcare providers, state governments, federal regulators and Congress, to use generic drugs that contain the active ingredients found in Zyla's products or any other products that Zyla may in-license or acquire.

        Increasingly, third-party payors are requiring that drug companies provide them with predetermined discounts from list prices and are challenging the prices charged for medical products. For example, in late 2017, Zyla was notified by CVS Caremark, a PBM, that SPRIX Nasal Spray would no longer be on its formulary for a majority of its commercial covered lives beginning January 1, 2018, which had an adverse effect on Zyla's revenues. Zyla cannot be sure that coverage and reimbursement will be available for its products, or any product that Zyla commercializes, or that Zyla will obtain such coverage and reimbursement in a timely fashion. Assuming Zyla obtains or maintains coverage for a given product, the resulting reimbursement payment rates might not be adequate or may require co-payments that patients find unacceptably high, which could negatively impact Zyla's profit margin on its products. Patients are unlikely to use Zyla's products unless coverage is provided, and reimbursement is adequate to cover a significant portion of the cost of Zyla's products. Coverage and reimbursement dynamics may impact the demand for, or the price of, any of Zyla's products. If coverage and reimbursement are not available or reimbursement is available only to limited levels, Zyla may not be able to successfully commercialize its products. In addition, if Zyla seeks coverage for one or more of its products, it may be required to submit bids that include its entire product portfolio for coverage consideration. Such a requirement may result in a demand for, and agreement to, higher rebates on one or more of Zyla's products than would occur if each were bid in isolation.

        There may be significant delays in obtaining coverage, reimbursement and eligibility. Neither coverage nor reimbursement implies that any drug will be paid for in any instance or paid for at a rate that covers Zyla's costs, including research, development, manufacture, sale and distribution. Interim reimbursement levels for new drugs, if applicable, may also not be sufficient to cover Zyla's costs and may only be temporary. Reimbursement rates may vary according to the use of the drug and the clinical setting in which it is used, may be based on reimbursement levels already set for lower cost drugs and may be incorporated into existing payments for other services. Net prices for drugs may be reduced by mandatory discounts or rebates required by government healthcare programs or private third-party payors and by any future relaxation of laws that presently restrict imports of drugs from countries where they may be sold at lower prices than in the United States. Private third-party payors often rely upon Medicare coverage policy and payment limitations in setting their own reimbursement policies. Zyla's inability to promptly obtain coverage and profitable reimbursement rates from both government-funded and private payors for its products could hamper its ability to generate widespread prescription demand and would have a material adverse effect on its operating results, its ability to raise capital and its overall financial condition.

Zyla's limited history of commercial operations makes evaluating its business and future prospects difficult and may increase the risk of any investment in Zyla.

        Zyla has six products approved in the United States, including SPRIX Nasal Spray and OXAYDO, which Zyla acquired and licensed in January 2015, and ZORVOLEX, VIVLODEX, and INDOCIN suppositories and oral suspension, which Zyla acquired from Iroko in the first quarter of 2019. However, Zyla has a limited history of marketing these products. To date, sales of Zyla's marketed products, while growing, have not been significant, particularly as compared to the costs associated with the commercial infrastructure Zyla has created and the commercialization efforts it has undertaken. Zyla faces considerable risks and difficulties as a company with limited commercial operating history. Zyla's limited commercial operating history, including its limited history commercializing its approved products, makes it particularly difficult for Zyla to predict its future operating results and appropriately budget for its expenses. In addition, if Zyla's newly elected Chief Executive Officer, Todd Smith, is not able, in a timely manner, to develop, implement and execute successful business strategies and plans to maintain and increase Zyla's product revenues, its business, financial condition and results of operations will be materially and adversely affected. Changes in Zyla's business strategies and plans may also cause disruption in its operations. While Mr. Smith has significant industry-related experience, it may also take time for him to become fully integrated with Zyla's existing management team. If Zyla does not successfully address these risks, its business, prospects, operating results and financial condition will be materially and adversely harmed. In the event that actual results differ from Zyla's estimates or Zyla adjusts its estimates in future periods, its operating results and financial position could be materially affected.

Zyla is a relatively small company with limited sales and marketing capabilities and, if Zyla is unable to effectively utilize its sales and marketing resources or enter into strategic alliances with collaborators, it may not be successful in commercializing its products or any products that it may in-license or acquire.

        Zyla has limited sales, marketing, market access and distribution capabilities compared to some of its competitors. Zyla cannot guarantee that it will be successful in marketing its products or any products that it may in-license or acquire in the United States. Factors that may inhibit Zyla's efforts to commercialize its product candidates in the United States include:

  •
  its inability to recruit and retain adequate numbers of effective sales and marketing personnel;

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  the inability of sales personnel to obtain access to or persuade adequate numbers of physicians to prescribe its products over its competitors' products;

  •
  the lack of complementary products to be offered by sales personnel, which may put Zyla at a competitive disadvantage relative to companies with more extensive product lines; and

  •
  Zyla's inability to secure formulary coverage that provides broad product access.

        If Zyla is not successful in effectively deploying its limited sales and marketing capabilities or if it does not successfully enter into appropriate collaboration arrangements, Zyla will have difficulty commercializing its products or any products that Zyla may in-license or acquire. Outside the United States, where Zyla intends to commercialize its products by entering into agreements with third-party collaborators, it may have limited or no control over the sales, marketing and distribution activities of these third parties, in which case its future revenues would depend heavily on the success of the efforts of these third parties. In addition, Zyla may be unable to secure agreements with third parties outside the United States.

If Zyla is unable to recruit, retain and effectively train qualified sales personnel, its performance could suffer.

        While Zyla competes with other pharmaceutical and biotechnology companies, many of those companies are larger or have more resources to recruit, hire, train and retain qualified sales personnel.

In addition, as a company that has recently emerged from bankruptcy, Zyla faces challenges recruiting due to concerns about its financial situation. Personnel may also depart for a variety of reasons relating to its Merger with Assertio, including perceived uncertainty as to the effect of the Merger on their employment, and this uncertainty may impact Zyla's ability to attract qualified replacement candidates. If Zyla is not successful in continuing to recruit and retain sales personnel, it may not be successful in commercializing its products or any products that it may in-license or acquire. Further, Zyla will need to provide its salesforce with quality training, support, guidance and oversight, including with respect to compliance with applicable law, in order for them to be credible and effective. If Zyla fails to perform these commercial functions, its products may not achieve their maximum commercial potential or any significant level of success at all, which could have a material adverse effect on its financial condition, stock value and operations. The deterioration or loss of Zyla's salesforce would materially and adversely impact its ability to generate sales revenue, which would hurt its results of operations.

Zyla's products may be associated with undesirable adverse reactions or result in significant negative consequences.

        Undesirable adverse reactions associated with Zyla's products could cause Zyla, its IRBs, clinical trial sites or regulatory authorities to interrupt, delay or halt clinical trials and could result in a restrictive product label or the delay, denial or withdrawal of regulatory approval by the FDA or foreign regulatory authorities. In addition, undesirable side effects can result in the withdrawal of entire classes of drugs.

        If Zyla or others identify undesirable adverse events associated with any of its products a number of potentially significant negative consequences could result, including:

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  Zyla may have to significantly alter its promotional campaigns or activities or it may be forced to suspend marketing of the product entirely;

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  regulatory authorities may withdraw their approvals of the product or impose restrictions on its distribution;

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  regulatory authorities may require additional warnings or contraindications in the product label that could diminish the usage or otherwise limit the commercial success of the product;

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  Zyla may be required to conduct additional post-marketing studies;

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  Zyla could be sued and held liable for harm caused to patients; and

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  Zyla's reputation may suffer.

        Any of these events could prevent Zyla from achieving or maintaining market acceptance of its products and its business, financial condition and results of operations may be adversely affected.

If Zyla fails to obtain the necessary regulatory approvals, or if such approvals are limited, it will not be able to fully commercialize its products and its financial performance could suffer.

        Zyla has and will submit supplemental applications to the FDA for its products. The FDA may not approve supplemental applications Zyla makes to make changes to its products, add dosage strengths or strengthen the labels for its products with additional labeling claims, which Zyla believes are necessary or desirable for the successful commercialization of its products and product candidates. The FDA could also decide that any approval would require Zyla to perform additional clinical studies, which could be costly.

        Further, later discovery of previously unknown problems or adverse events could result in additional regulatory restrictions, including withdrawal of products if the benefits of such products do not outweigh the risks. The FDA may also require Zyla to perform lengthy Phase 4 post-approval clinical efficacy or safety trials. These trials could be very expensive. The FDA may also require Zyla to amend its labels based on outcomes of ongoing Phase 4 commitments for OXAYDO. Addressing these regulatory issues, if any, may impact the commercial availability of these products, which could have an adverse effect on Zyla's financial performance.

Zyla may not be able to obtain three-year FDA regulatory exclusivity for certain aspects of its products and, if partnered and approved, its product candidates.

        Under certain circumstances, the FDA provides periods of regulatory exclusivity following its approval of an NDA, which provide the holder of an approved NDA limited protection from new competition in the marketplace for the innovation represented by its approved drug. Three-year exclusivity is available to the holder of an NDA, including a 505(b)(2) NDA, for a particular condition of approval, or change to a marketed product, such as a new formulation or new labeling information for a previously approved product, if one or more new clinical trials, other than bioavailability or bioequivalence trials, were essential to the approval of the application and were conducted or sponsored by the applicant.

        There is a risk that the FDA may take the view that the studies that Zyla is conducting are not clinical trials, other than bioavailability and bioequivalence studies, that are essential to approval and therefore do not support three-year exclusivity. Further, the FDA may decide that any exclusivity is limited (such as to a particular formulation) and does not block approval of subsequent applications for competing products that differ in certain respects from Zyla's product. Finally, to the extent that the basis for exclusivity is not clear, the FDA may determine to defer a decision until it receives an application which necessitates a decision.

        If Zyla does obtain three years of exclusivity, such exclusivity will not block any potential competitors from the market. Competitors may be able to obtain approval for similar products with a different mechanism, such as with abuse-deterrent products.

Many states and municipalities, a Native American Tribe and individual consumers have brought lawsuits against manufacturers, pharmacies and distributors of opioids, seeking damages for the costs associated with drug abuse and dependency. Zyla may be brought into actions in the future, which could divert its attention and resources and have an adverse impact on its operations and financial condition.

        Several state attorneys general, including Missouri, Ohio, New Hampshire, Arkansas and others, have sued opioid manufacturers, distributors and pharmacies alleging that such parties made false and misleading statements in the promotion of opioids or fueled opioid addition by selling large quantities of opioids in certain areas, resulting in high incidences of opioid overdoses and deaths. The plaintiffs in these cases are seeking to recover costs associated with drug dependency, overdose and death resulting from opioid use. These cases generally involve Zyla's larger competitors and largely relate to time periods prior to the time that Zyla first began commercializing OXAYDO, its abuse discouraging IR oxycodone, in 2015. However, Zyla was a defendant in Arkansas' opioid litigation when Arkansas sued all manufacturers who sold opioids in Arkansas and the Philadelphia Electrical Workers Union Health plan opioid litigation. While Zyla was voluntarily dismissed from the Arkansas litigation and plaintiffs' have filed a stipulation to dismiss Zyla from the Philadelphia Electrical Workers Union Health plan opioid litigation (which has not been granted because the case is stayed), Zyla could be brought into actions in the future if potential plaintiffs view its promotion of opioids as fueling the social problems with opioids.

        The U.S. Congress has also investigated opioid manufacturers. In March 2017, the U.S. Senate began investigating the role that manufacturers may have played in the opioid addiction problem in the United States. The Senate requested internal documents from five of Zyla's large competitors relating to the marketing tactics for opioids and what, if anything, those manufacturers knew about the dangers of those drugs. While the investigation did not result in serious ramifications against the investigated manufacturers, the House or Senate may determine to open similar investigations in the future. If Zyla was involved in those investigations, such investigations could negatively impact its reputation and potentially raise its profile with other governmental agencies.

        Litigation involving governmental entities or class actions and governmental investigations are expensive and time consuming. If Zyla were to be sued again or investigated over its commercialization of opioids, such an action could divert its attention and resources and have an adverse impact on its operations and financial condition.

If product liability lawsuits are brought against Zyla, it may incur substantial liabilities and may be required to limit commercialization of its products.

        Zyla faces an inherent risk of product liability as a result of the commercial sales of its products and any clinical testing of its product candidates. For example, Zyla may be sued if any of its products or product candidates allegedly causes injury or is found to be otherwise unsuitable during clinical testing, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts. If Zyla cannot successfully defend itself against product liability claims, it may incur substantial liabilities or be required to limit commercialization of its product candidates. Even a successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

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  injury to Zyla's reputation;

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  decreased demand for Zyla's products;

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  initiation of investigations by regulators;

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  costs to defend the related litigation;

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  a diversion of management's time and Zyla's resources;

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  substantial monetary awards to trial participants or patients;

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  product recalls, withdrawals or labeling, marketing or promotional restrictions;

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  loss of revenue;

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  exhaustion of any available insurance and Zyla's capital resources;

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  the inability to commercialize Zyla's products;

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  withdrawal of clinical trial participants; and

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  a decline in the value of Zyla Common Stock.

        Zyla's inability to obtain and retain sufficient product liability insurance at an acceptable cost to protect against potential product liability claims could prevent or inhibit the commercialization of products it develops. Zyla currently carries product liability insurance covering its commercial product sales in the amount of approximately $10 million in the aggregate. Although Zyla maintains such insurance, any claim that may be brought against it could result in a court judgment or settlement in an amount that is not covered, in whole or in part, by its insurance or that is in excess of the limits of its insurance coverage. Zyla will have to pay any amounts awarded by a court or negotiated in a settlement that exceed its coverage limitations or that are not covered by its insurance, and it may not have, or be able to obtain, sufficient capital to pay such amounts.

Social issues around the abuse of opioids, including law enforcement concerns over diversion of opioids, and regulatory efforts to combat abuse, could decrease the potential market for OXAYDO.

        Media stories regarding prescription drug abuse and the diversion of opioids and other controlled substances are commonplace. Law enforcement, legislatures, and regulatory agencies may apply policies that seek to limit the availability of opioids or remove opioids from the market entirely. Such efforts may inhibit Zyla's ability to commercialize OXAYDO. Aggressive enforcement and unfavorable publicity regarding, for example, the use or misuse of opioid drugs, the limitations or unintended consequences of abuse-resistant formulations, the ability of drug abusers to discover previously unknown ways to abuse opioid drugs; public inquiries and investigations into prescription drug abuse, litigation or regulatory activity relating to sales, marketing, distribution (including with respect to high prescribers or pharmacy dispensers of opioids), or storage of Zyla's drug products could harm its reputation. In addition, payments to doctors to participate in speaker programs or payments to industry groups could reflect negatively on Zyla. Such negative publicity could reduce the potential size of the market for OXAYDO and decrease the revenues and royalties Zyla is able to generate from its sale. Similarly, to the extent opioid abuse becomes less prevalent or a less urgent public health issue, regulators and third-party payors may not be willing to pay a premium for abuse-discouraging formulations of opioids.

        Many state legislatures are considering various bills intended to reduce opioid abuse, for example by establishing prescription drug monitoring programs and mandating prescriber education. Further, the FDA is requiring boxed warnings on IR opioids and REMS programs highlighting the risk of misuse, abuse, addiction, overdose and death. In March 2017, President Trump announced the creation of a commission, through the Office of National Drug Control Policy ("ONDCP"), to make recommendations to the president on how to best combat opioid addiction and abuse. In August 2017, the commission issued a preliminary report calling on President Trump to officially declare the crisis of opioid abuse a national emergency. On October 26, 2017, President Trump declared the opioid crisis a "national public health emergency." The commission's final report was released in early November 2017.

        Efforts by the FDA and other regulatory bodies to combat abuse of opioids may negatively impact the market for OXAYDO. In February 2016, the FDA released an action plan to address the opioid abuse epidemic and reassess the FDA's approach to opioid medications. The plan identifies the FDA's focus on implementing policies to reverse the opioid abuse epidemic, while maintaining access to effective treatments. The actions set forth in the FDA's plan include strengthening post-marketing study requirements to evaluate the benefit of long-term opioid use, changing the REMS requirements to provide additional funding for physician education courses, releasing a draft guidance setting forth approval standards for generic abuse-deterrent opioid formulations, and seeking input from the FDA's Science Board to broaden the understanding of the public risks of opioid abuse. In November 2017, FDA issued a final guidance addressing approval standards for generic abuse-deterrent opioid formulations, which included recommendations about the types of studies that companies should conduct to demonstrate that the generic drug is no less abuse-deterrent than its brand-name counterpart.

        The FDA's plan is part of a broader initiative led by the HHS to address opioid-related overdose, death, and dependence. The HHS initiative's focus is on improving physician's use of opioids through education and resources to address opioid over-prescribing, increasing use and development of improved delivery systems for naloxone—which can reverse overdose from both prescription opioids and heroin, in an effort to reduce overdose-related deaths—and expanding the use of Medication-Assisted Treatment, which couples counseling and behavioral therapies with medication to address substance abuse. As part of this initiative, the CDC has launched a state grant program to offer state health departments resources to assist with abuse prevention efforts, including efforts to track opioid prescribing through state-run electronic databases.

        In March 2016, as part of the HHS initiative, the CDC released a Guideline for Prescribing Opioids for Chronic Pain. The guideline is intended to assist primary care providers treating adults for chronic pain in outpatient settings. The guideline provides recommendations to improve communications between doctors and patients about the risks and benefits of opioid therapy for chronic pain, improve the safety and effectiveness of pain treatment, and reduce the risks associated with long-term opioid therapy. The guideline states that no treatment recommendations about the use of abuse-deterrent opioids can be made at this time. Many of these changes could require Zyla to expend additional resources on commercializing OXAYDO to meet additional requirements. Advancements in the development and approval of generic abuse-deterrent opioids could also compete with and potentially impact physician use of OXAYDO and Zyla's product candidates, if successfully partnered, and cause them to be less commercially successful.

        In July 2017, the Pharmaceutical Care Management Association, a trade association representing PBMs, wrote a letter to the commissioner of the FDA in which it expressed support for, among other things, the CDC guidelines and a seven-day limit on the supply of opioids for acute pain. In addition, states, including the Commonwealths of Massachusetts and Virginia and the States of New York, Ohio, Arizona, Maine, New Hampshire, Vermont, Rhode Island, Colorado, Wisconsin, Alabama, South Carolina, Washington and New Jersey, have either recently enacted, intend to enact, or have pending legislation or regulations designed to, among other things, limit the duration and quantity of initial prescriptions of IR forms of opiates and mandate the use by prescribers of prescription drug databases and mandate prescriber education.

        Establishing and maintaining strong controls for controlled drug distribution requires a deliberate and continuing commitment of money, resources, and effort. Many of the recent changes—continuing efforts toward more control, and other litigation decisions and settlement actions—could cause Zyla to expend additional resources in developing and commercializing OXAYDO and its product candidates, if successfully partnered, to meet additional requirements. Advancements in development and approval of generic abuse-deterrent opioids could also compete with and potentially impact physician use of OXAYDO and cause it to be less commercially successful.

Guidelines and recommendations published by various organizations can reduce the use of OXAYDO.

        Government agencies promulgate regulations and guidelines directly applicable to Zyla and to its products. Third party payors, professional societies, practice management groups, private health and science foundations and organizations involved in various diseases from time to time may also publish guidelines or recommendations to the healthcare and patient communities. Recommendations of government agencies or these other groups or organizations may relate to such matters as usage, dosage, route of administration and use of concomitant therapies. For example, some governmental and large third-party payors have begun to institute limits on the number of days' worth of opioid medication a patient can receive for the patient's first opioid prescription. Recommendations or guidelines suggesting the reduced use of Zyla's products or the use of competitive or alternative products as the standard of care to be followed by patients and HCPs could result in decreased use of Zyla's products.

Risks Related to Zyla's Business and Strategy

Due to Zyla's bankruptcy and cash position, it may have difficulty negotiating favorable terms with its vendors, which could negatively impact its business.

        Zyla restructured its finances through the bankruptcy process, from which it emerged in January 2019. Since that time, Zyla has had cash flow challenges. Zyla cannot assure you of its ability to negotiate favorable terms from vendors and suppliers, hedging counterparties and others and to attract and retain customers. The failure to obtain such favorable terms and retain customers could adversely affect Zyla's financial performance as key vendors and suppliers could terminate their relationships with

Zyla or require financial assurances, enhanced performance, accelerated payment schedules or prepayment. The occurrence of one or more of these could have a material adverse effect on Zyla's operations, financial condition and results of operations.

Zyla may engage in future acquisitions or business development activities that could disrupt its business or cause it to recognize accounting charges in its financial statements.

        Zyla may, in the future, make acquisitions of, or investments in, companies or products that it believes have products or capabilities that are a strategic or commercial fit with its products and business or otherwise offer it opportunities, including in-licensing technologies. In connection with these acquisitions or investments, Zyla may:

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  pay too much for the product or business;

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  issue stock that would dilute its stockholder's percentage of ownership;

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  incur debt and assume liabilities; and

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  incur amortization expenses related to intangible assets or incur large and immediate write-offs.

        Zyla also may be unable to find suitable acquisition candidates and it may not be able to complete acquisitions on favorable terms, if at all. In addition, Zyla currently has limited capital resources and a significant amount of outstanding debt, the governing documents of which restrict its ability to make certain capital expenditures, each of which could limit its ability to engage in otherwise attractive acquisition or in-license transactions.

        If Zyla does complete an acquisition, it cannot assure you that such acquisition will ultimately strengthen its competitive position or that it will not be viewed negatively by customers, financial markets or investors. Further, future acquisitions could also pose numerous additional risks to Zyla's operations, including:

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  problems integrating the purchased business, products or technologies;

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  increases to its expenses;

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  the failure to have discovered undisclosed liabilities of the acquired asset or company;

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  diversion of management's attention from their day-to-day responsibilities;

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  entrance into markets in which Zyla has limited or no prior experience; and

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  potential loss of key employees, particularly those of the acquired entity.

        Zyla may not be able to successfully complete one or more acquisitions or effectively integrate the operations, products or personnel gained through any such acquisition.

Zyla faces substantial competition, which may result in others commercializing products more successfully than it does.

        Zyla faces and will continue to face competition from other companies in the pharmaceutical, medical devices and drug delivery industries. Zyla's products compete with currently marketed oral opioids, transdermal opioids, local anesthetic patches, stimulants and implantable and external infusion pumps that can be used for infusion of opioids and local anesthetics, non-narcotic analgesics, local and topical analgesics and antiarthritics. Products of these types are marketed or in development by Collegium Pharmaceuticals, Daichii, Assertio, Horizon Pharma, Boehringer Ingelheim, Pfizer, Almatica Pharma, Novartis and others. Some of these companies and many others are applying significant resources and expertise to the challenges of drug delivery, and several are focusing or may focus on drug delivery to the intended site of action. Some of these current and potential future competitors may be addressing the same therapeutic areas or indications as Zyla. Many of Zyla's competitors have substantially more marketing, manufacturing, financial, technical, human and managerial, and research and development resources than Zyla does, and have more institutional experience than Zyla.

        Competitors have developed or are in the process of developing technologies that are, or in the future may be, the basis for competitive products. Some of these products may have an entirely different approach or means of accomplishing similar therapeutic effects than Zyla's products. Zyla's competitors may develop products that are safer, more effective or less costly than Zyla's products and, therefore, present a serious competitive threat to its product offerings.

        The widespread acceptance of currently available therapies with which Zyla's products compete may limit market acceptance of Zyla's products. Oral medication, transdermal drug delivery systems, such as drug patches, injectable products and implantable drug delivery devices are currently available treatments for chronic and post-operative pain, are widely accepted in the medical community and have a long history of use. These treatments will compete with Zyla's products and the established use of these competitive products may limit the potential for Zyla's products to receive widespread acceptance.

The use of legal and regulatory strategies by competitors with innovator products, including the filing of citizen petitions, may increase Zyla's costs associated with the marketing of its products, significantly reduce the profit potential of its products, or, if successfully partnered, delay or prevent the introduction or approval of its product candidates.

        Companies with innovator drugs often pursue strategies that may serve to prevent or delay competition from alternatives to their innovator products. These strategies include, but are not limited to:

  •
  filing "citizen petitions" with the FDA that may delay competition by causing delays of Zyla's product approvals;

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  seeking to establish regulatory and legal obstacles that would make it more difficult to demonstrate a product's bioequivalence or "sameness" to the related innovator product;

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  filing suits for patent infringement that automatically delay FDA approval of Section 505(b)(2) products;

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  obtaining extensions of market exclusivity by conducting clinical trials of innovator drugs in pediatric populations or by other methods;

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  persuading the FDA to withdraw the approval of innovator drugs for which the patents are about to expire, thus allowing the innovator company to develop and launch new patented products serving as substitutes for the withdrawn products;

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  seeking to obtain new patents on drugs for which patent protection is about to expire; and

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  initiating legislative and administrative efforts in various states to limit the substitution of innovator products by pharmacies.

        These strategies could delay, reduce or eliminate Zyla's entry into the market and its ability to generate revenues associated with its products and, if partnered, its product candidates.

Zyla's business operations may subject it to numerous commercial disputes, claims, lawsuits and/or investigations.

        Operating in the pharmaceutical industry, particularly the commercialization of pharmaceutical products, involves numerous commercial relationships, complex contractual arrangements, uncertain intellectual property rights, potential product liability and other aspects that create heightened risks of disputes, claims, lawsuits and investigations. In particular, Zyla may face claims related to the safety of its products, intellectual property matters, employment matters, tax matters, commercial disputes, competition, sales and marketing practices, environmental matters, personal injury, insurance coverage and acquisition or divestiture-related matters. Further, pharmaceutical companies have used the Lanham Act, a private right of action that enables a party to sue a competitor for a false or misleading description or representation of fact that misrepresents the nature, characteristics, qualities, or geographic origin of the competitor's goods, services or commercial activities. Any commercial dispute, claim, lawsuit or investigation may divert Zyla's management's attention away from its business, Zyla may incur significant expenses in addressing or defending any commercial dispute, claim or lawsuit or responding to any investigation, and Zyla may be required to pay damage awards or settlements or become subject to equitable remedies that could adversely affect its operations and financial results.

Zyla's future success depends on its ability to retain its key personnel.

        Zyla is highly dependent upon the services of its key personnel, including its chief executive officer, Todd Smith, and its chief operating officer, Mark Strobeck. Although Zyla has entered into employment agreements with each of them, these agreements are at-will and do not prevent them from terminating their employment with Zyla at any time. Zyla does not maintain "key person" insurance for any of its executives or other employees. The loss of the services of Mr. Smith or Dr. Strobeck could impede the achievement of its corporate objectives.

If Zyla is unable to protect its information systems against service interruption, misappropriation of data or other failures, accidents or breaches of security, its operations could be disrupted, its reputation may be damaged, and its business and operations would suffer.

        Zyla's business is dependent on critical and interdependent information technology (IT) systems, including Internet-based systems, to support business processes as well as internal and external communications. Despite the implementation of security measures, Zyla's internal computer systems, and those of third parties on which it relies, are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. If such an event were to occur and cause interruptions in Zyla's operations, it could result in a material disruption of any clinical trials, its commercial activities and business operations, in addition to possibly requiring substantial expenditures of resources to remedy. For example, the loss of clinical trial data from completed or ongoing or planned clinical trials could result in delays in Zyla's regulatory approval efforts and significantly increase its costs to recover or reproduce the data. To the extent that any disruption or security breach were to result in a loss of or damage to Zyla's data or applications, or inappropriate disclosure of confidential or proprietary information, Zyla could incur liability, including enforcement actions by U.S. states, the U.S. federal government or foreign governments, liability or sanctions under data privacy laws that protect personally identifiable information, regulatory penalties, other legal proceedings such as but not limited to private litigation, the incurrence of significant remediation costs, disruptions to Zyla's development programs, business operations and collaborations, diversion of management efforts and damage to its reputation, which could harm its business and operations. Data security breaches could also result in loss of financial data or damage to the integrity of that data. In addition, the increased use of social media by Zyla's employees and contractors could result in inadvertent disclosure of sensitive data or personal information, including but not limited to, confidential information, trade secrets and other intellectual property. Because of the rapidly moving nature of technology and the increasing sophistication of cybersecurity threats, Zyla's measures to prevent, respond to and minimize such risks may be unsuccessful.

        Further, Zyla's reliance on information systems and other technology also gives rise to cybersecurity risks, including security breach, espionage, system disruption, theft and inadvertent release of information. Zyla regularly makes investments to upgrade, enhance or replace these systems, as well as leverage new technologies to support its growth strategies. Any delays or difficulties in transitioning to new systems or integrating them with current systems or the failure to implement Zyla's initiatives in an orderly and timely fashion could result in additional investment of time and resources, which could impair its ability to improve existing operations and support future growth, and ultimately have a material adverse effect on its business.

Changes in tax laws and regulations may impact Zyla's effective tax rate, which could adversely affect its business, financial condition and operating results.

        Changes in tax laws in any of the jurisdictions in which Zyla operates, or adverse outcomes from tax audits that Zyla may be subject to in any of the jurisdictions in which Zyla operates, could result in an unfavorable change in its effective tax rate. Any unfavorable effective tax rate change could adversely affect Zyla's business, financial condition and operating results.

        The Tax Act, which was enacted on December 22, 2017, contains various provisions that, if changed, could impact Zyla's future tax position. For example, the U.S. corporate tax rate was reduced to 21%, the Alternative Minimum Tax was repealed, and Net Operating Losses ("NOLs") generated beginning in 2018 may be carried forward indefinitely but limited to 80% of taxable income for utilization. As of December 31, 2019, Zyla had U.S. federal and state net operating losses of approximately $130.3 million and $155.0 million, respectively. If any of these, or other Tax Act provisions, were changed in the future, Zyla's effective tax rate could be negatively impacted. In addition, interest deductions and certain performance-based compensation deductions could be limited in the future. Zyla also continues to evaluate (i) the potential impacts of the U.S. taxation of its controlled foreign corporation and (ii) the potential impacts of the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") enacted on March 27, 2020 which, for example, provides some relief from the limitations on the utilization of the NOLs and interest deductions described above.

        On an ongoing basis, Zyla assesses the impact of various U.S. federal and state legislative proposals that could result in a material increase to its U.S federal or state taxes. Zyla cannot predict whether any specific legislation will be enacted or the terms of any such legislation. However, if such proposals were to be enacted, or if modifications were to be made to certain existing regulations, the consequences could have a material adverse impact on Zyla, including increasing Zyla's tax burden, increasing the cost of tax compliance or otherwise adversely affecting its financial position, results of operations and cash flows.

The pre-Merger net operating loss carryforwards and certain other tax attributes of Zyla may be subject to limitations. The pre-Merger net operating loss carryforwards and certain other tax attributes of Zyla and the combined organization may also be subject to limitations as a result of ownership changes resulting from the Merger.

        In general, a corporation that undergoes an "ownership change," as defined in Section 382 of the Code, is subject to limitations on its ability to utilize its pre-change net operating loss carryforwards to offset future taxable income. In general, an ownership change occurs if the aggregate stock ownership of certain stockholders, generally stockholders beneficially owning five percent or more of a corporation's common stock, applying certain look-through and aggregation rules, increases by more than 50 percentage points over such stockholders' lowest percentage ownership during the testing period, generally three years. Zyla experienced ownership changes in the past and the closing of the Merger may result in an additional ownership change for Zyla, which could result in limitations on the use of its federal and state net operating loss carryforwards of approximately $130.3 million and $155.0 million, respectively. Certain of the combined organization's net operating loss carryforwards and certain other tax attributes are subject to limitation as a result of ownership changes in the past. Consequently, even if the combined organization achieves profitability, it may not be able to utilize a material portion of Assertio's, Zyla's or Assertio Holdings' net operating loss carryforwards and certain other tax attributes, which could have a material adverse effect on cash flow and results of operations. Additionally, at the state level, there may be periods during which the use of net operating loss carryforwards is suspended or otherwise limited, which could accelerate or permanently increase state taxes owed by Assertio Holdings.

Risks Related to Zyla's Compliance with Governmental Regulations

Zyla's products are subject to ongoing regulatory requirements, and it may face regulatory enforcement action if it does not comply with the requirements.

        Manufacturers of drug products and their facilities are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with cGMP and other regulations. If Zyla, or a regulatory agency, discovers problems with a product which were previously unknown—such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product—the manufacturing facility or Zyla, including requiring recall or withdrawal of the product from the market or suspension of manufacturing. If Zyla, its products, or the manufacturing facilities for its products fail to comply with applicable regulatory requirements, a regulatory agency may:

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  issue adverse inspectional observations;

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  issue warning letters or untitled letters;

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  mandate modifications to promotional materials or require Zyla to provide corrective information to healthcare practitioners;

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  require Zyla to enter into a Corporate Integrity Agreement ("CIA") or Consent Decree, which can include the imposition of various fines, reimbursements for inspection costs and penalties for noncompliance, and require due dates for specific actions; a CIA would require three to five years of ongoing auditing and monitoring internally and through an Independent Review Organization, which is expensive and time consuming;

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  seek an injunction, impose civil penalties or monetary fines or pursue criminal prosecution, require disgorgement, consider exclusion from participation in Medicare, Medicaid and other federal healthcare programs and require curtailment or restructuring of Zyla's operations;

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  suspend, withdraw, or limit regulatory approval;

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  suspend any ongoing clinical trials;

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  refuse to approve or cause a delay of pending applications or supplements to applications filed by Zyla;

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  deny or reduce quota allotments for the raw material for commercial production of Zyla's controlled substance products;

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  suspend or impose restrictions on operations, including costly new manufacturing requirements;

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  seize or detain products, refuse to permit the import or export of products, or require Zyla to initiate a product recall; or

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  refuse to allow Zyla to enter into government contracts.

        Any government investigation of alleged violations of law could require Zyla to expend significant time and resources in response and could generate negative publicity. The occurrence of any event or penalty described above may inhibit Zyla's ability to commercialize its products and generate revenue.

        In addition, the FDA may impose significant restrictions on the approved indicated uses for which the product may be marketed or on the conditions of approval. For example, a product's approval may contain requirements for potentially costly post-approval studies and surveillance, including Phase 4 clinical trials, to monitor the safety and efficacy of the product. Zyla currently has Phase 4 study requirements for OXAYDO. Zyla is also subject to ongoing FDA obligations and continued regulatory review with respect to the manufacturing, processing, labeling, packaging, distribution, adverse event reporting, storage, advertising, promotion and recordkeeping for its product. These requirements include submission of safety and other post-marketing information and reports, registration, as well as continued compliance with cGMPs and with GCPs and good laboratory practices, which are regulations and guidelines enforced by the FDA for all of Zyla's products in clinical and pre-clinical development, and for any clinical trials that Zyla conducts post-approval. To the extent that a product is approved for sale in other countries, Zyla may be subject to similar restrictions and requirements imposed by laws and government regulators in those countries.

        Additionally, Zyla's product labeling, advertising and promotion are subject to regulatory requirements and continuing regulatory review. The FDA strictly regulates the promotional claims that may be made about prescription drug products. In particular, a drug product may not be promoted for uses that are not approved by the FDA as reflected in the product's approved labeling, although the FDA does not regulate the prescribing practices of physicians. The FDA and other agencies actively enforce the laws and regulations prohibiting the promotion of off-label uses, and a company that is found to have improperly promoted off-label uses may be subject to significant liability, including substantial monetary penalties and criminal prosecution.

Zyla's current and future relationships with healthcare professionals, principal investigators, consultants, customers, and third-party payors in the United States and beyond, may be subject—directly or indirectly—to applicable anti-kickback, fraud and abuse, transparency, health information privacy and security, and other healthcare laws and regulations, which may expose Zyla to legal risks and monetary penalties.

        Healthcare providers, physicians and third-party payors in the United States and elsewhere play a primary role in the recommendation, purchase and/or prescription of any medical products. Zyla's current and future arrangements with healthcare professionals, principal investigators, consultants, third-party payors and customers may expose it to broadly applicable fraud and abuse and other healthcare laws and regulations, including, without limitation, the federal Anti-Kickback Statute and the federal False Claims Act, that may constrain the business or financial arrangements and relationships through which Zyla markets, sells and distributes any product candidates for which Zyla may obtain marketing approval. In addition, Zyla is subject to state and federal physician payment transparency laws and may be subject to patient privacy and security regulation by the federal government and by the U.S. states and foreign jurisdictions in which Zyla conducts its business. Restrictions under applicable federal, state and foreign healthcare laws and regulations may affect Zyla's ability to operate, including:

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  the Federal anti-kickback statute, which prohibits, among other things, knowingly and willfully soliciting, offering, receiving or providing remuneration, directly or indirectly, in cash or in kind, to induce or reward either the referral of an individual for, or the purchase, order or recommendation of, any good or service, for which payment may be made under federal and state healthcare programs such as Medicare and Medicaid;

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  the federal civil and criminal laws and civil monetary penalty laws, including the False Claims Act, which impose criminal and civil penalties, including through civil whistleblower or qui tam actions, against individuals or entities for knowingly presenting, or causing to be presented, to the federal government, including the Medicare and Medicaid programs, claims for payment that are false or fraudulent or making a false statement to avoid, decrease or conceal an obligation to pay money to the federal government—including erroneous pricing information on which mandatory rebates, discounts and reimbursement amounts are based—or, in the case of the civil False Claims Act, for violations of the Anti-Kickback Statute in connection with a claim for payment or for conduct constituting reckless disregard for the truth;

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  the FCPA, which prohibits U.S. firms and individuals from paying bribes to foreign officials in furtherance of a business deal and against the foreign official's duties and specifies required accounting transparency guidelines;

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  state and foreign anti-kickback and false claims laws, which may apply to sales or marketing arrangements and claims involving healthcare items or services reimbursed by nongovernmental payors, including private insurers;

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  HIPAA, which imposes criminal and civil liability for executing a scheme to defraud any healthcare benefit program or making false statements relating to healthcare matters;

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  HIPAA, as amended by HITECH and its implementing regulations, which also imposes obligations on certain covered entity healthcare providers, health plans, and healthcare clearinghouses, as well as their business associates that perform certain services involving the use or disclosure of individually identifiable health information, including mandatory contractual terms, with respect to safeguarding the privacy, security and transmission of individually identifiable health information;

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  laws that require pharmaceutical companies to comply with the pharmaceutical industry's voluntary compliance guidelines and the relevant compliance guidance promulgated by the federal government or otherwise restrict payments that may be made to healthcare providers;

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  federal laws requiring certain drug manufacturers to regularly report information related to payments and other transfers of value made to physicians and other healthcare providers, as well as ownership or investment interests held by physicians and their immediate family members, including under the federal Open Payments program, as well as other state and foreign laws regulating marketing activities;

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  federal government price reporting laws, which require Zyla to calculate and report complex pricing metrics to government programs, where such reported prices may be used in the calculation of reimbursement and/or discounts on Zyla's products and may subject Zyla to potentially significant discounts on its products, increased infrastructure costs, potential liability for the failure to report such prices in an accurate and timely manner and potentially limit its ability to offer certain marketplace discounts;

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  the Prescription Drug Marketing Act ("PDMA") of 1987 and the Prescription Drug Amendments of 1992, which govern the storage, handling, and distribution of prescription drug samples, prohibit the sale, purchase, or trade (including offer to sell, purchase or trade) prescription drug samples and impose various requirements upon manufacturers, including but not limited to, proper storage of samples, documentation of request and receipt of samples, validation of requesting practitioner, periodic inventory and reconciliation of samples, notification to the FDA of loss or theft of samples, and procedures for auditing sampling activity. Zyla began its sampling program with the Iroko Acquisition. If Zyla or one of its sales representatives were to violate the PDMA or similar state laws, such a violation could result in severe implications for both Zyla and the individual involved; and

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  state and foreign laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and often are not preempted by HIPAA, thus complicating compliance efforts. These laws may affect Zyla's sales, marketing, and other promotional activities by imposing administrative and compliance burdens on Zyla.

        Efforts to ensure that Zyla's business arrangements with third parties will comply with applicable healthcare laws and regulations will involve substantial costs. If any of the physicians or other healthcare providers or entities with whom Zyla expects to do business is found not to be in compliance with applicable laws, that person or entity may be subject to criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs, and it is possible that governmental authorities will conclude that Zyla's business practices may not comply with current or future statutes, regulations or case law interpreting applicable fraud and abuse or other healthcare laws and regulations. If Zyla's operations are found to be in violation of any of these laws or any other governmental regulations that may apply to it, Zyla may be subject to significant civil, criminal and administrative penalties, damages, fines, imprisonment, disgorgement exclusion from participation in government funded healthcare programs, such as Medicare and Medicaid, and the curtailment or restructuring of its operations.

Failure to comply with ongoing governmental regulations for marketing Zyla's products could inhibit its ability to generate revenues from their sale and could also expose Zyla to claims or other sanctions.

        Advertising and promotion of Zyla's products is heavily scrutinized by the FDA, the U.S. Department of Justice, the HHS Office of the Inspector General, state attorneys general, members of Congress, competitors, and the public. Violations, such as unintended promotion of Zyla's products for unapproved or off-label uses, are subject to trade complaints, enforcement letters, inquiries and investigations, and civil and criminal sanctions by the FDA. In addition, advertising and promotion of any product candidate that obtains approval outside of the United States will be heavily scrutinized by comparable foreign regulatory authorities.

        In the United States, engaging in impermissible promotion of Zyla's products can also subject Zyla to false claims litigation under federal and state statutes, which can lead to civil and criminal penalties and fines and agreements that materially restrict the manner in which Zyla promotes or distributes its drug products. These false claims statutes include the federal False Claims Act, which allows any individual to bring a lawsuit against a pharmaceutical company on behalf of the federal government alleging submission of false or fraudulent claims, or causing the presentation of allegedly false or fraudulent claims, for payment by a federal program such as Medicare or Medicaid. If the government prevails in the lawsuit, the individual will share in any fines or settlement funds. Since 2004, False Claims Act lawsuits against pharmaceutical companies have increased significantly in volume and breadth, leading to several substantial civil and criminal settlements based on certain sales practices promoting off-label drug uses. This growth in litigation has increased the risk that a pharmaceutical company will have to defend a false claim action, pay settlement fines or restitution, agree to comply with burdensome reporting and compliance obligations, and potentially be excluded from Medicare, Medicaid and other federal and state healthcare programs.

        If Zyla does not lawfully promote its products, even if unlawful promotion is inadvertent, Zyla may become subject to government investigations, inquiries and/or litigation and, if Zyla is not successful in defending against such actions, those actions could compromise its ability to become profitable, and it may become subject to significant liability. The federal government has levied large civil and criminal fines against companies for alleged off-label use and has affirmatively enjoined several companies from engaging in off-label promotion. The FDA has also requested that companies enter into consent decrees or permanent injunctions under which specified promotional conduct is changed or curtailed. If Zyla cannot successfully manage the promotion of its products, it could become subject to significant liability, which could materially adversely affect its business and financial condition.

        In addition, later discovery of previously unknown problems with a product, manufacturer or facility, or Zyla's failure to update regulatory files, may result in marketing-related restrictions. Any of the following or other similar events, if they were to occur, could delay, limit, or preclude Zyla from further developing, marketing or realizing the full commercial potential of its products:

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  failure to obtain or maintain requisite governmental approvals for intended product uses;

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  failure to obtain or maintain approvals of labeling with abuse deterrent claims; or

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  FDA-required product withdrawals or warnings arising from identification of serious and unanticipated adverse side effects in Zyla's product candidates.

Zyla's employees, principal investigators, CROs, CMOs and other third-party manufacturers, distributors, independent contractors, consultants, collaborators, pharmacy networks or vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements.

        Zyla is exposed to the risk of fraud or other misconduct by its employees, principal investigators, CROs, single contract manufacturers ("CMOs") and other third-party manufacturers, independent contractors, consultants, collaborators, distributors, pharmacy networks or vendors. Misconduct by any of these parties could include intentional reckless and/or negligent conduct or failures to:

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  comply with FDA, DEA or similar regulations of comparable foreign regulatory authorities;

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  provide accurate information to the FDA or comparable foreign regulatory authorities;

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  comply with manufacturing standards Zyla has established;

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  comply with federal and state healthcare laws and regulations, including the anti-kickback statute and similar laws and regulations, established and enforced by comparable foreign regulatory authorities;

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  report financial information or data accurately; or

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  disclose unauthorized activities to Zyla.

        In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive and assistance programs and other business arrangements. Misconduct by these parties could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to Zyla's reputation. Zyla has adopted a Code of Conduct, but it is not always possible to identify and deter misconduct, and the precautions Zyla takes to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting Zyla from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. If any such actions are instituted against Zyla, and Zyla is not successful in defending itself or asserting its rights, those actions could have a significant impact on its business and results of operations, including the imposition of significant fines or other sanctions.

OXAYDO is subject to mandatory REMS programs, which could increase the cost, burden and liability associated with the commercialization of OXAYDO.

        OXAYDO is subject to the Opioid Analgesic REMS requirement. The REMS includes a Medication Guide that is dispensed with each prescription, physician training based on FDA-identified learning objectives, audits to ensure that the FDA's learning objectives are addressed in the physician trainings, letters to prescribing physicians, professional organizations and state licensing entities alerting each to the REMS, and the establishment of a call center to provide more information about the REMS. There may be increased cost, administrative burden and potential liability associated with the marketing and sale of products subject to the REMS requirement, which could reduce or remove the commercial benefits to Zyla from the sale of these products and product candidates.

OXAYDO contains a controlled substance, the manufacture, use, sale, importation, exportation and distribution of which are subject to regulation by state, federal and foreign law enforcement and other regulatory agencies.

        OXAYDO contains a controlled substance which is subject to state, federal and foreign laws and regulations regarding its manufacture, use, sale, importation, exportation and distribution. OXAYDO contains an active ingredient that is classified as a controlled substance under the CSA and regulations of the DEA. A number of states also independently regulate these drugs as controlled substances. Chemical compounds are classified by the DEA as Schedule I, II, III, IV or V substances, with Schedule I substances considered to present the highest risk of substance abuse and Schedule V substances the lowest risk. For OXAYDO, Zyla and its suppliers, manufacturers, contractors, customers and distributors are required to obtain and maintain applicable registrations from state, federal and foreign law enforcement and regulatory agencies and comply with state, federal and foreign laws and regulations regarding the manufacture, use, sale, importation, exportation and distribution of controlled substances. For example, all Schedule II drug prescriptions must be signed by a physician, physically presented to a pharmacist and may not be refilled without a new prescription. Furthermore, the amount of Schedule II substances that can be obtained for clinical trials and commercial distribution is limited by the CSA and DEA regulations. Zyla may not be able to obtain sufficient quantities of these controlled substances to meet the commercial demand of its products.

        In addition, controlled substances are also subject to regulations governing manufacturing, labeling, packaging, testing, dispensing, production and procurement quotas, recordkeeping, reporting, handling, shipment and disposal. These regulations increase the personnel needs and the expense associated with development and commercialization of product candidates that include controlled substances. Failure to obtain and maintain required registrations or to comply with any applicable regulations could delay or preclude Zyla from developing and commercializing its product candidates that contain controlled substances and subject it to enforcement action. The DEA may seek civil penalties, refuse to renew necessary registrations or initiate proceedings to revoke those registrations. Because of their restrictive nature, these regulations could limit commercialization of Zyla's products and product candidates containing controlled substances.

If Zyla fails to comply with environmental, health and safety laws and regulations, it could become subject to fines or penalties or incur significant costs.

        In connection with Zyla's manufacture of materials and research and development activities, Zyla is subject to federal, state and local laws, rules, regulations and policies governing the use, generation, manufacture, storage, air emission, effluent discharge, handling and disposal of certain materials, biological specimens and wastes. Although Zyla believes that it has complied with the applicable laws, regulations and policies in all material respects and has not been required to correct any material noncompliance, it may be required to incur significant costs to comply with environmental and health and safety regulations in the future. Current or future laws and regulations may impair Zyla's research, development or production efforts. Failure to comply with these laws and regulations also may result in substantial fines, penalties or other sanctions.

        Zyla's research and development involved the use, generation and disposal of hazardous materials, including chemicals, solvents, agents and biohazardous materials. Although Zyla believes that its safety procedures for storing, handling and disposing of such materials comply with the standards prescribed by state and federal regulations, it cannot completely eliminate the risk of accidental contamination or injury from these materials. Zyla contracted with third parties to dispose of these substances that it generated, and it relies on these third parties to properly dispose of these substances in compliance with applicable laws and regulations. If these third parties did not properly dispose of these substances in compliance with applicable laws and regulations, Zyla may be subject to legal action by governmental agencies or private parties for improper disposal of these substances. The costs of defending such actions and the potential liability resulting from such actions are often very large. In the event Zyla is subject to such legal action or it otherwise fails to comply with applicable laws and regulations governing the use, generation and disposal of hazardous materials and chemicals, it could be held liable for any damages that result, and any such liability could exceed its resources.

        Although Zyla maintains workers' compensation insurance to cover costs and expenses it may incur due to injuries to its employees resulting from the use of hazardous materials, this insurance may not provide adequate coverage against potential liabilities. Zyla does not maintain insurance for environmental liability or toxic tort claims that may be asserted against it in connection with its storage or disposal of biological, hazardous or radioactive materials.

Risks Related to Zyla's Dependence on Third Parties

Due to the fact that Zyla currently relies on sole suppliers to manufacture the active pharmaceutical ingredients of its products, and a sole supplier for each of its products, any production problems with its suppliers could adversely affect its business.

        Zyla has relied upon supply agreements with third parties for the manufacture and supply of the bulk active pharmaceutical ingredients used in its commercial products. Zyla presently depends upon a sole supplier for API for each of its products. Zyla also relies on a sole manufacturer for each of its products. Although Zyla has identified alternate sources for these supplies, it would be time-consuming and costly to qualify these sources. If Zyla's suppliers were to terminate these arrangements or fail to meet Zyla's supply needs, Zyla could face disruptions in the distribution and sale of its products. Zyla currently does not have secondary sources for its products, other than Vivlodex and Zorvolex.

If third-party manufacturers of Zyla's products fail to devote sufficient time and resources to Zyla's concerns, or if their performance is substandard, Zyla may be unable to continue to commercialize its products, and its costs may be higher than expected and could harm its business.

        Zyla has no manufacturing facilities and has limited experience in drug development and commercial manufacturing. Zyla lacks the resources and expertise to formulate, manufacture or test the technical performance of its product candidates. As discussed above, Zyla currently relies on a limited number of experienced personnel and CMOs to manufacture SPRIX Nasal Spray, OXAYDO, ZORVOLEX, VIVLODEX, INDOCIN suppositories and oral suspension. Zyla's reliance on a limited number of vendors and manufacturers exposes it to the following risks, any of which could interrupt commercialization of its products, delay its clinical trials, result in higher costs, or deprive Zyla of potential product revenues:

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  CMOs, their sub-contractors or other third parties Zyla relies on, may encounter difficulties in achieving the volume of production needed to satisfy clinical needs or commercial demand, may experience technical issues that impact quality or compliance with applicable and strictly enforced regulations governing the manufacture of pharmaceutical products, and may experience shortages of qualified personnel to adequately staff production operations.

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  Zyla's CMOs could default on or, under certain circumstances, terminate their agreements or purchase orders with Zyla to provide clinical supplies or meet Zyla's requirements for commercialization of its products.

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  For OXAYDO, the use of alternate CMOs may be difficult because the number of potential CMOs that have the necessary governmental licenses to produce narcotic products is limited. In addition, the FDA and the DEA must approve any alternative manufacturer of Zyla's products before Zyla may use the alternative manufacturer to produce its products.

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  It may be difficult or impossible for Zyla to find a replacement CMO on acceptable terms quickly, or at all. Zyla's CMOs and vendors may not perform as agreed or may not remain in the contract manufacturing business for the time required to successfully produce, store and distribute Zyla's products.

        The FDA and other regulatory authorities require that Zyla's products be manufactured according to cGMP and similar foreign standards. Any failure by Zyla's CMOs to comply with cGMP, including any failure to deliver sufficient quantities of products in a timely manner, could be the basis for the FDA to issue a warning or untitled letter, withdraw approvals for products, or take other regulatory or legal action, including recall or seizure, total or partial suspension of production, suspension of ongoing clinical trials, refusal to approve pending applications or supplemental applications, detention of product, refusal to permit the import or export of products, injunction, imposing civil penalties, or pursuing criminal prosecution.

        Zyla's utilization of CMOs could also result in lack of visibility throughout its supply chain, which could result in shortages in the supply of its products or, conversely, the build-up of more inventory than Zyla requires. Failures or difficulties faced at any level of Zyla's supply chain could materially adversely affect its business and delay or impede the development and commercialization of any of its products or product candidates and could have a material adverse effect on its business, results of operations, financial condition and prospects.

Due to the fact that Zyla relies on third parties to carry out aspects of its commercial strategic objectives, if such third parties do not perform as Zyla needs them to, Zyla may have difficulty successfully commercializing its products and its financial performance may suffer.

        Zyla relies on third-party partners and vendors, including its distributors, to help commercialize its products as part of its business strategy. If these relationships do not yield the results that Zyla expects, or if the performance of these third parties is substandard, Zyla may not be able to successfully implement its strategy and achieve its expected financial results. Because Zyla has limited control over third parties, other than through the provisions of its contracts with third parties, its ability to pivot if performance falls short is limited.

INDOCIN suppositories are a product manufactured by the CMO using Zyla's trademark. If the CMO decided not to manufacture the product for Zyla, allow Zyla to manufacture under its regulatory approval, or manufacture the product itself, Zyla's financial condition would suffer.

        The CMO that manufactures INDOCIN suppositories owns the regulatory approval for the product and manufactures it under that regulatory approval using the INDOCIN trademark that Zyla owns. The price that the CMO charges Zyla for the product is fixed for the term of the contract (unless otherwise agreed to by the parties), but could be subject to significant increase once the contract term ends. In addition, while Zyla does have a five-year contract with that CMO to manufacture INDOCIN suppositories, the manufacturer could decide, after the contract expires, to manufacture the product itself without the use of the INDOCIN trademark. In addition, the agreement could be terminated for material breach and in other limited circumstances. If the cost to manufacture INDOCIN suppositories increases or the CMO decided to sell indomethacin suppositories itself that it manufactures under its own regulatory approval or the agreement with the CMO was terminated, Zyla's business could suffer.

Zyla may seek collaborations with third parties to market and commercialize its products, including outside of the United States, who may fail to effectively and compliantly market Zyla's products and suffer reputational harm.

        Zyla has and may continue to rely on third-party collaborators to assist with marketing Zyla's products, including outside of the United States. For example, in the past, Zyla has had co-promotion arrangements in place in the United States with other pharmaceutical companies to promote SPRIX Nasal Spray to their own targets in women's healthcare and dentistry. In addition, Zyla has assumed agreements with pharmaceutical companies in various international markets to market ZORVOLEX and VIVLODEX that Zyla supplies. Zyla currently possesses limited resources and may not be successful in establishing additional collaborations or co-promotion arrangements on acceptable terms, if at all. Zyla also faces competition in its search for collaborators and co-promotion partners. By entering into strategic collaborations or similar arrangements, Zyla will rely on third parties for financial resources and for commercialization, sales and marketing and regulatory expertise. Zyla's collaborators may fail to market its products in a legally compliant manner, which could subject Zyla to regulatory risk and reputational harm. Any failure of Zyla's third-party collaborators to successfully market and commercialize Zyla's products and product candidates in a legally-compliant manner both in and outside of the United States would diminish Zyla's revenues and could harm Zyla's reputation.

Risks Related to the Iroko Acquisition

Zyla faces possible successor liability due to its acquisition of assets from Iroko.

        Zyla may face potential successor liability for liabilities of Iroko. Although Zyla endeavored to structure the Iroko Acquisition to minimize exposure to unassumed liabilities, it is possible that under common law, certain statutes or otherwise, creditors of Iroko and its subsidiaries could attempt to assert that Zyla has successor liability for obligations of Iroko. Such liabilities may arise in a number of circumstances, including those where: a creditor or other security holder of Iroko did not receive proper notice of, or appropriate consideration from, the Iroko Acquisition or any pre-or post-acquisition transactions undertaken by Iroko in contemplation thereof or in connection therewith; the damage giving rise to an Iroko creditor's claim did not manifest itself in time for the creditor to file the creditor's claim; or fraud on the part of Iroko, its creditors or any of its other constituencies. For example, Zyla was sued as Iroko's successor in interest by Iroko's former landlord for damages related to Iroko's unpaid rent. While the suit was ultimately settled by Iroko's affiliates, as Zyla's indemnitor, Zyla may face similar lawsuits in the future.

        If Zyla is determined to be subject to such liabilities, satisfaction of or attempted satisfaction of such liabilities could materially adversely affect Zyla's business, financial condition and results of operations. Even if any such claim was unsuccessful, the defense of such claim could be costly.

Zyla is relying upon the creditworthiness of Iroko affiliates, which are indemnifying Zyla for certain liabilities excluded from the Iroko Acquisition. To the extent Iroko affiliates are unable to satisfy their obligations to Zyla, Zyla bears the risk of these excluded liabilities.

        Under and in connection with the asset purchase agreement entered in connection with the Iroko Acquisition (the "Iroko Acquisition Agreement"), Iroko and its affiliates agreed to indemnify Zyla and Zyla's affiliates from any and all claims and losses actually suffered or incurred by Zyla or Zyla's affiliates arising out of or relating to the breach of Iroko's representations, warranties or covenants contained in the Iroko Acquisition Agreement, as well as other losses arising out of certain assets and liabilities retained by Iroko as provided in the Iroko Acquisition Agreement. Iroko has since been dissolved and Zyla relies on Iroko's affiliates to fulfill Iroko's indemnification obligations. Except for fraud, Iroko's indemnification obligations are subject to certain limitations as provided in the Iroko Acquisition Agreement.

        To the extent Iroko's affiliates are unable to satisfy their indemnification obligations to Zyla, Zyla may bear the risk of incurring liabilities excluded from the Iroko Acquisition, which could materially adversely affect Zyla's financial condition, results of operations or cash flows.

Risks Related to Zyla's Intellectual Property

The patents and patent applications associated with two of Zyla's products (and one which has been sublicensed and sold to another party) are licensed from iCeutica. If iCeutica terminates the license or fails to maintain or enforce the underlying patents, Zyla's competitive position and market share will be harmed.

        Zyla has licensed the patents and patent applications associated with two of its current products, ZORVOLEX and VIVLODEX, including the technology that is used to manufacture these products, from iCeutica. Zyla divested TIVORBEX, which is also the subject of that license. iCeutica may not successfully prosecute certain patent applications under which Zyla has licenses and which are material to Zyla's business. Even if patents are issued from these applications, iCeutica may fail to maintain these patents, may decide not to pursue litigation against third-party infringers, may fail to prove infringement, or may fail to defend against counterclaims of patent invalidity or unenforceability. Under the license agreement, Zyla is required to use commercially reasonable diligence efforts to commercialize, market and sell its licensed NSAIDs. If Zyla fails to use such efforts as to any NSAID, iCeutica may terminate its license to that NSAID. If iCeutica were to attempt to terminate the license agreement for this or any other reason, that could remove Zyla's ability to market its products covered by the license agreement. In addition, if iCeutica or any other licensor Zyla has in the future were to enter bankruptcy, there is a risk that the license iCeutica or such licensor has granted to Zyla could be terminated or modified in a manner adverse to Zyla. If Zyla's license agreement with iCeutica is terminated for any reason, Zyla would be required to cease the commercialization of its products that are subject to such agreement, which would have a material adverse effect on its business. If the underlying patents and patent applications fail to provide the intended market exclusivity, competitors would have the freedom to seek regulatory approval of, and to market, products similar to Zyla's, which could have a material adverse impact on Zyla's business.

If Zyla is unable to obtain or maintain intellectual property rights for its technology and products, it may lose valuable assets or experience reduced market share.

        Zyla depends on its ability to protect its proprietary technology. Zyla relies on patent and trademark laws, trade secrets and know-how, and confidentiality, licensing and other agreements with employees and third parties, all of which offer only limited protection. Zyla's success depends in large part on its ability to obtain and maintain patent protection in the United States and other countries with respect to its proprietary technology and products, including product candidates.

        The steps Zyla has taken to protect its proprietary rights may not be adequate to preclude misappropriation of its proprietary information or infringement of its intellectual property rights, both inside and outside the United States. The rights already granted under any of Zyla's currently issued patents and those that may be granted from pending patent applications may not provide Zyla with the proprietary protection or competitive advantages Zyla is seeking. Further, given the amount of time required for the development, testing and regulatory review of new product candidates, patents protecting such product candidates might expire before or shortly after such product candidates are commercialized. If Zyla is unable to obtain and maintain patent protection for its technology and products, or if the scope of the patent protection obtained is not sufficient, Zyla's competitors could develop and commercialize technology and products identical, similar or superior to Zyla's, and Zyla's ability to successfully commercialize its technology and products may be adversely affected.

        With respect to patent rights, Zyla's patent applications may not issue into patents, and any issued patents may not provide protection against competitive technologies, may be held invalid or unenforceable if challenged or may be interpreted in a manner that does not adequately protect Zyla's technology or products. Even if Zyla's patent applications issue into patents, they may not issue in a form that will provide Zyla with any meaningful protection, prevent competitors from competing with Zyla, or otherwise provide Zyla with any competitive advantage. The examination process may require

Zyla to narrow the claims in its patent applications, which may limit the scope of patent protection that may be obtained. Zyla's competitors may design around or otherwise circumvent patents issued to Zyla or licensed by Zyla.

        The patent prosecution process is expensive and time-consuming, and Zyla may not be able to file and prosecute all necessary or desirable patent applications at a reasonable cost or in a timely manner. The United States Patent and Trademark Office ("USPTO") and various foreign governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other similar provisions during the patent application process. In addition, periodic maintenance fees on issued patents are required to be paid to the USPTO and foreign patent agencies in several stages over the lifetime of the patents. While an inadvertent lapse can in many cases be cured by payment of a late fee or by other means in accordance with the applicable rules, there are situations in which noncompliance can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. Non-compliance events that could result in abandonment or lapse of a patent or patent application include, but are not limited to, failure to respond to official actions within prescribed time limits, non-payment of fees and failure to properly legalize and submit formal documents.

        It is also possible that Zyla will fail to identify patentable aspects of inventions made in the course of its development and commercialization activities before it is too late to obtain patent protection on them. Further, publications of discoveries in the scientific literature often lag behind the actual discoveries, and patent applications in the United States and other jurisdictions typically are not published until 18 months after filing or, in some cases, not at all. Therefore, Zyla cannot be certain that it was the first to make the inventions claimed in its owned or licensed patents or pending patent applications, or that it was the first to file for patent protection of such inventions. As a result, the issuance, scope, validity, enforceability and commercial value of its patent rights are highly uncertain.

        Recent patent reform legislation could increase the uncertainties and costs associated with the prosecution of Zyla's patent applications and the enforcement or defense of Zyla's issued patents. The Leahy-Smith America Invents Act ("Leahy-Smith Act") which was signed into law on September 16, 2011, made significant changes to U.S. patent law, including provisions that affect the way patent applications are prosecuted and litigated. Many of the substantive changes to patent law associated with the Leahy-Smith Act and, in particular, the "first to file" provisions described below, became effective on March 16, 2013. The Leahy-Smith Act and its implementation could increase the uncertainties and costs surrounding the prosecution of Zyla's patent applications and the enforcement or defense of its issued patents.

        Pursuant to the Leahy-Smith Act, the United States transitioned to a "first to file" system in which, assuming that other requirements for patentability are met, the first inventor to file a patent application will be entitled to the patent on an invention regardless of whether a third party was the first to invent the claimed invention. The Leahy-Smith Act also includes a number of significant changes that affect the way patent applications will be prosecuted and also may affect patent litigation. These include allowing third-party submission of prior art to the USPTO during patent prosecution and additional procedures to attack the validity of a patent by USPTO-administered post-grant proceedings, including post-grant review, inter partes review, and derivation proceedings. An adverse determination based on any such submission or proceeding before the USPTO or opposition before a foreign patent agency could reduce the scope of, or invalidate, Zyla's patent rights, which could adversely affect Zyla's competitive position with respect to third parties.

        Because the issuance of a patent is not conclusive as to its inventorship, scope, validity or enforceability, issued patents that Zyla owns or has licensed from third parties may be challenged in the courts or patent offices in the United States and abroad. Such challenges may result in the loss of patent protection, the narrowing of claims in such patents, or the invalidity or unenforceability of such patents, which could limit Zyla's ability to stop others from using or commercializing similar or identical technology and products or limit the duration of the patent protection for Zyla's technology and products.

If third parties claim that Zyla's technology or products infringe their intellectual property, this could result in costly litigation and potentially limit Zyla's ability to commercialize its products.

        There is a substantial amount of litigation, both within and outside the United States, involving patent and other intellectual property rights in the pharmaceutical industry. Zyla may, from time to time, be notified of claims that Zyla is infringing upon patents, trademarks, copyrights, or other intellectual property rights owned by third parties, and Zyla cannot provide assurances that other companies will not, in the future, pursue such infringement claims against Zyla or any third-party proprietary technologies Zyla has licensed.

        Zyla's commercial success depends in part upon its ability to develop product candidates and commercialize future products without infringing the intellectual property rights of others. Zyla's products and current or future product candidates, or any uses of them, may now or in the future infringe third-party patents or other intellectual property rights. This is due in part to the considerable uncertainty within the pharmaceutical industry about the validity, scope and enforceability of many issued patents in the United States and elsewhere in the world and, to date, there is no consistency regarding the breadth of claims allowed in pharmaceutical patents. Zyla cannot currently determine the ultimate scope and validity of patents which may be granted to third parties in the future or which patents might be asserted to be infringed by the manufacture, use and sale of its products. In part as a result of this uncertainty, there has been, and Zyla expects that there may continue to be, significant litigation in the pharmaceutical industry regarding patents and other intellectual property rights.

        Third parties may assert infringement claims against Zyla, or other parties Zyla has agreed to indemnify, based on existing patents or patents that may be granted in the future. Zyla is aware of third-party patents and patent applications related to oxycodone drugs and formulations, including those listed in the FDA's Orange Book for oxycodone products. Since patent applications are published after a certain period of time after filing, and because applications can take several years to issue, there may be currently pending third-party patent applications that are unknown to Zyla, which may later result in issued patents. Because of the inevitable uncertainty in intellectual property litigation, any litigation could result in an adverse decision, even if the case against Zyla was weak or flawed.

        If Zyla is found to infringe a third party's intellectual property rights, or if a third party that Zyla was licensing technologies from was found to infringe upon a patent or other intellectual property rights of another third party, Zyla could be required to obtain a license from such third party to continue developing and commercializing Zyla's products and technology. However, Zyla may not be able to obtain any required license on commercially reasonable terms or at all. Even if Zyla is able to obtain a license, it may be non-exclusive, thereby giving Zyla's competitors access to the same technologies licensed to Zyla. In addition, in any such proceeding or litigation, Zyla could be found liable for monetary damages, including treble damages and attorneys' fees, if Zyla is found to have willfully infringed a patent. A finding of infringement could prevent Zyla from commercializing its technology or product candidates, or reengineer or rebrand its product candidates, if feasible, or force Zyla to cease some of its business operations.

        In connection with any NDA that Zyla files under Section 505(b)(2) of the FFDCA for any of its product candidates that it successfully partners, Zyla will also be required to notify the patent holder that it has certified to the FDA that any patents listed for the reference label drug in the FDA's Orange Book publication are invalid, unenforceable or will not be infringed by the manufacture, use or sale of its drug. If the patent holder files a patent infringement lawsuit against Zyla within 45 days of its receipt of notice of its certification, the FDA is automatically prevented from approving Zyla's

Section 505(b)(2) NDA until the earliest of 30 months, expiration of the patent, settlement of the lawsuit or a court decision in the infringement case that is favorable to Zyla. Accordingly, Zyla may invest significant time and expense in the development of its product candidates only to be subject to significant delay and patent litigation before its product candidates may be commercialized. There is always a risk that someone may bring an infringement claim against Zyla. Even if Zyla is found not to infringe, or a plaintiff's patent claims are found invalid or unenforceable, defending any such infringement claim would be expensive and time-consuming, and would delay launch of any of Zyla's product candidates that Zyla successfully partners and distract management from their normal responsibilities.

        Competitors may sue Zyla as a way of delaying the introduction of its products. Any litigation, including any interference or derivation proceedings to determine priority of inventions, oppositions or other post-grant review proceedings to patents in the United States or in countries outside the United States, or litigation against Zyla's partners may be costly and time-consuming and could harm Zyla's business. Zyla expects that litigation may be necessary in some instances to determine the validity and scope of its proprietary rights. Litigation may be necessary in other instances to determine the validity, scope or non-infringement of certain patent rights claimed by third parties to be pertinent to the manufacture, use or sale of Zyla's products. Ultimately, the outcome of such litigation could compromise the validity and scope of Zyla's patent or other proprietary rights or hinder its ability to manufacture and market its products.

Zyla has been, and in the future may be, forced to litigate to enforce or defend its intellectual property, and/or the intellectual property rights of its licensors, which could be expensive, time consuming and unsuccessful, and result in the loss of valuable assets.

        Zyla has been, and may in the future be, forced to litigate to enforce or defend its intellectual property rights against infringement and unauthorized use by competitors, and to protect its trade secrets. In so doing, Zyla may place its intellectual property at risk of being invalidated, unenforceable, or limited or narrowed in scope. For example, Zyla sued a competitor who sent it a Paragraph IV certification related to its now discontinued product, ARYMO ER. Zyla ultimately dismissed the suit when it discontinued ARYMO ER.

        Further, an adverse result in any litigation or defense proceedings may place pending applications at risk of non-issuance. In addition, if any licensor fails to enforce or defend their intellectual property rights, this may adversely affect Zyla's ability to develop and commercialize its product candidates and prevent competitors from making, using, and selling competing products. Any such litigation, even if resolved in Zyla's favor, could cause Zyla to incur significant expenses, and distract its technical or management personnel from their normal responsibilities. Any such litigation or proceedings could substantially increase Zyla's operating losses and reduce the resources available for development activities or any future sales, marketing or distribution activities. Zyla may not have sufficient financial or other resources to adequately conduct the litigation or proceedings. Many of Zyla's current and potential competitors have the ability to dedicate substantially greater resources to defend their intellectual property rights than Zyla can. Accordingly, despite Zyla's efforts, it may not be able to prevent third parties from infringing upon or misappropriating its intellectual property. Litigation could result in substantial costs and diversion of management resources, which could harm Zyla's business and financial results. Further, protecting against the unauthorized use of Zyla's patented technology, trademarks and other intellectual property rights is expensive, difficult and may in some cases not be possible. In some cases, it may be difficult or impossible to detect third-party infringement or misappropriation of Zyla's intellectual property rights, even in relation to issued patent claims, and proving any such infringement may be even more difficult.

        Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of Zyla's confidential information could be compromised by disclosure during litigation. In addition, there could be public announcements of the results of hearings, motions or other interim proceedings or developments that could negatively impact Zyla's reputation.

If Zyla breaches any of the agreements under which Zyla licenses rights to products or technology from others, Zyla could lose license rights that are material to its business or be subject to claims by its licensors.

        Zyla licenses rights to ZORVOLEX, VIVLODEX and TIVORBEX (which Zyla has divested and sublicensed to another party) from iCeutica, to OXAYDO from Acura and to SPRIX Nasal Spray from Recordati, and Zyla may enter into additional licenses in the future for products and technology that may be important to its business. Under Zyla's agreement with iCeutica, Zyla is subject to commercialization, royalty, patent prosecution and maintenance obligations. Under Zyla's agreement with Acura, Zyla is subject to, and under future license agreements Zyla may be subject to, a range of commercialization and development, sublicensing, royalty, patent prosecution and maintenance, insurance and other obligations. Under Zyla's agreement with Recordati, which was assigned to Zyla as part of Zyla's acquisition of SPRIX Nasal Spray from Luitpold, Zyla was obligated to use best commercial efforts to market and sell SPRIX Nasal Spray and Zyla pays a royalty to Recordati in connection with the SPRIX Nasal Spray license. Any failure by Zyla to comply with any of these obligations or any other breach by Zyla of its license agreements could give the licensor the right to terminate the license in whole, terminate the exclusive nature of the license or bring a claim against Zyla for damages. Any such termination or claim, particularly relating to Zyla's agreement with respect to OXAYDO, could have a material adverse effect on Zyla's financial condition, results of operations, liquidity or business. Even if Zyla contests any such termination or claim and is ultimately successful, such dispute could lead to delays in the development or commercialization of products and result in time consuming and expensive litigation or arbitration. In addition, on termination Zyla may be required to license to the licensor any related intellectual property that Zyla developed.

Zyla may be subject to claims by third parties of ownership of what Zyla regards as its own intellectual property or obligations to make compensatory payments to employees.

        While it is Zyla's policy to require its employees and contractors who may be involved in the development of intellectual property to execute agreements assigning such intellectual property to Zyla, Zyla may be unsuccessful in executing or obtaining such an agreement with each party who, in fact, develops intellectual property that Zyla regards as its own. In addition, they may breach the assignment agreements or such agreements may not be self-executing, and Zyla may be forced to bring claims against third parties, or defend claims third parties may bring against it, to determine the ownership of what Zyla regards as its intellectual property. If Zyla fails in prosecuting or defending any such claims, in addition to paying monetary damages, it may lose valuable intellectual property rights or personnel.

If Zyla is unable to protect the confidentiality of its trade secrets, its business and competitive position would be harmed.

        Zyla relies on trade secrets to protect its proprietary know-how, technology and other proprietary information, where it does not believe patent protection is appropriate or obtainable, to maintain its competitive position. However, trade secrets are difficult to protect. Zyla relies, in part, on non-disclosure and confidentiality agreements that Zyla enters into with parties who have access to them, such as Zyla's employees, corporate collaborators, outside scientific collaborators, contract manufacturers, consultants, advisors and other third parties. Despite these efforts, any of these parties may breach the agreements and disclose Zyla's proprietary information, including its trade secrets, and Zyla may not be able to obtain adequate remedies for such breaches. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time consuming, and the outcome is unpredictable. In addition, some courts both within and outside the United States may be less willing or unwilling to protect trade secrets. If any of Zyla's trade secrets were to be lawfully obtained or independently developed by a competitor, Zyla would have no right to prevent such competitor, or those to whom they communicate them, from using that technology or information to compete with it. If any of Zyla's trade secrets were to be disclosed or independently developed, Zyla's competitive position would be harmed.

Zyla may not be able to protect its intellectual property rights throughout the world.

        Zyla relies upon a combination of patents, trade secret protection (i.e., know-how), and confidentiality agreements to protect the intellectual property of its products, including its product candidates. The strength of patents in the pharmaceutical field involves complex legal and scientific questions and can be uncertain. Where appropriate, Zyla seeks patent protection for certain aspects of its products and technology. Filing, prosecuting and defending patents on all of Zyla's products throughout the world would be prohibitively expensive. Competitors may use Zyla's technologies in jurisdictions where Zyla has not obtained patent protection to develop and sell its own products and, further, may export otherwise infringing products to territories where Zyla has patent protection but enforcement is not as strong as that in the United States. These products may compete with Zyla's products in jurisdictions where Zyla does not have any issued patents, or its patent claims or other intellectual property rights may not be effective or sufficient to prevent them from so competing.

        The patent position of pharmaceutical companies generally is highly uncertain, involves complex legal and factual questions and has in recent years been the subject of much litigation. Changes in either the patent laws or interpretation of the patent laws in the United States and other countries may diminish the value of Zyla's patents or narrow the scope of its patent protection. The laws of foreign countries may not protect Zyla's rights to the same extent as the laws of the United States, and these foreign laws may also be subject to change.

        Many companies have encountered significant problems in protecting and defending intellectual property rights in foreign jurisdictions. The legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents and other intellectual property protection, particularly those relating to pharmaceuticals, which could make it difficult for Zyla to stop the infringement of its patents or the marketing of competing products in violation of its proprietary rights generally. Proceedings to enforce Zyla's patent rights in foreign jurisdictions could result in substantial cost and divert Zyla's efforts and attention from other aspects of its business.

Zyla may be subject to claims that its employees have wrongfully used or disclosed alleged trade secrets of their former employers.

        Many of Zyla's employees, including its senior management, were previously employed at other biotechnology or pharmaceutical companies, including Zyla's competitors or potential competitors. These employees typically executed proprietary rights, nondisclosure and noncompetition agreements in connection with their previous employment. Although Zyla tries to ensure that its employees do not use the proprietary information or know-how of others in their work for Zyla, Zyla may be subject to claims that it or these employees have used or disclosed intellectual property, including trade secrets or other proprietary information, of any such employee's former employer. Zyla is not aware of any threatened or pending claims related to these matters, but in the future litigation may be necessary to defend against such claims. If Zyla fails in defending any such claims, in addition to paying monetary damages, Zyla may lose valuable intellectual property rights or personnel. Even if Zyla is successful in defending against such claims, litigation could result in substantial costs and be a distraction to management.

Zyla may need to license intellectual property from third parties, and such licenses may not be available or may not be available on commercially reasonable terms.

        A third party may hold intellectual property, including patent rights, which is important or necessary to the development of Zyla's product candidates. It may be necessary for Zyla to use the patented or proprietary technology of a third party to commercialize its own technology or product candidates, in which case Zyla would be required to obtain a license from such third party. A license to such intellectual property may not be available or may not be available on commercially reasonable terms.

Risks Related to Zyla's International Operations

Zyla is exposed to risks related to its international operations and failure to manage these risks may adversely affect its operating results and financial condition.

        Zyla, through its distribution partners, sell its products outside the United States. Therefore, Zyla is subject to risks associated with having worldwide operations. These international operations require management attention and financial resources. International operations are subject to inherent risks and Zyla's future results could be adversely affected by a number of factors, including:

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  its ability to manufacture the finished product and transport it to locations outside the United States;

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  the time and resources required for the oversight of the distribution arrangements in foreign countries, some of which are in the developing world;

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  requirements or preferences for domestic products or solutions, which could reduce demand for its solutions;

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  differing existing or future regulatory and certification requirements, including with regard to pricing;

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  management communication and integration problems related to entering new markets with different languages, cultures and political systems;

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  greater difficulty in collecting accounts receivable and longer collection periods;

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  difficulties in enforcing contracts, including due to the distribution partner going out of business;

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  the uncertainty of protection for intellectual property rights in some countries;

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  potentially adverse tax consequences, including regulatory requirements regarding its ability to repatriate profits to the United States;

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  tariffs and trade barriers, export regulations and other regulatory and contractual limitations on its ability to sell its solutions in certain non-U.S. markets; and

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  political and economic instability and terrorism.

        If Zyla does not successfully manage these and other factors, its international distribution arrangements could suffer.

Failure to comply with the FCPA and similar laws associated with Zyla's activities outside the United States could subject Zyla to penalties and other adverse consequences.

        A portion of Zyla's revenue is or will be derived from jurisdictions outside of the United States due to its international distribution arrangements. Zyla faces significant risks if it or its distributors fail to comply with the FCPA and other laws that prohibit improper payments or offers of payment to non-U.S. governments and their officials and political parties by Zyla and other business entities for the purpose of obtaining or retaining business. In many non-U.S. countries, particularly in countries with developing economies, some of which represent markets for Zyla through Zyla's distribution arrangements, it may be a local custom that businesses operating in such countries engage in business practices that are prohibited by the FCPA or other laws and regulations. Although Zyla has implemented a company policy requiring its employees and consultants to comply with the FCPA and similar laws, such policy may not be effective at preventing all potential FCPA or other violations. Although Zyla's agreements with its distributors and resellers clearly state its expectations for its distributors' and resellers' compliance with U.S. laws and provide Zyla with various remedies upon any non-compliance, including the ability to terminate the agreement, Zyla also cannot guarantee its distributors' and resellers' compliance with U.S. laws, including the FCPA. Therefore, there can be no assurance that none of Zyla's employees and agents, or those companies to which Zyla outsources certain of its business operations, will take actions in violation of Zyla's policies or of applicable laws, for which Zyla may be ultimately held responsible. As a result of Zyla's focus on managing its growth, its development of infrastructure designed to identify FCPA matters and monitor compliance is at an early stage. Any violation of the FCPA and related policies could result in severe criminal or civil sanctions, which could have a material and adverse effect on Zyla's reputation, business, operating results and financial condition.

Non-U.S. governments tend to impose strict price controls that may adversely affect Zyla's future profitability.

        In most non-U.S. countries, prescription drug pricing and/or reimbursement is subject to governmental control. In those countries that impose price controls, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, Zyla's distribution partners may be required to conduct a clinical trial that compares the cost-effectiveness of its product candidate to other available therapies. If reimbursement of the products sold by Zyla's distribution partners is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, or if there is competition from lower priced cross-border sales, Zyla's profitability with regard to those international distribution arrangements will be negatively affected.

Risks Related to the Clinical Development and Regulatory Approval of Zyla's Products and Product Candidates

The regulatory approval processes of the FDA and comparable foreign regulatory authorities can be lengthy, time-consuming and inherently unpredictable; and if Zyla is ultimately unable to obtain regulatory approval for supplemental applications it may file for its products or applications for its product candidates that it is able to partner, its business will be substantially harmed.

        The time required to obtain approval by the FDA and comparable foreign regulatory authorities is unpredictable. Any sNDA for Zyla's products could fail to receive regulatory approval from the FDA or a comparable foreign regulatory authority if there is a disagreement with or disapproval of the design or implementation of Zyla's clinical trials; if there is a failure to demonstrate that the product sufficiently deters a particular route of abuse, if any clinical trials fail to meet the level of statistical significance required for approval; or if there are changes in the approval policies or regulations that render Zyla's clinical data insufficient to support the submission and filing of a sNDA or to obtain regulatory approval, among other events.

        The FDA or a comparable foreign regulatory authority may require more information, including additional preclinical or clinical data to support approval, which may delay or prevent approval and Zyla's commercialization plans, or cause Zyla to abandon the development program. Even if Zyla obtains regulatory approval, its products or any partnered product candidates may be approved for fewer or more limited indications than Zyla requests, such approval may be contingent on the performance of costly post-marketing clinical trials, or Zyla may not be allowed to include the labeling claims necessary or desirable for the successful commercialization of such product candidate. Any FDA determination that Zyla's NDA or sNDA submission is incomplete or insufficient for filing results in the FDA refusing to file the NDA or sNDA. A refusal to file by the FDA requires Zyla to expend additional time and resources to revise and resubmit its NDA or sNDA. There is no guarantee that any revised or resubmitted NDA or sNDA filing Zyla makes will be accepted by the FDA.

        In addition, under the Pediatric Research Equity Act, or PREA, certain NDAs or sNDAs must contain data to assess the safety and effectiveness of the product candidate for the claimed indications in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product candidate is safe and effective. The FDA may grant deferrals for submission of data or full or partial waivers. Zyla filed an sNDA for SPRIX Nasal Spray in December 2015, based on pediatric data initially generated and submitted by former sponsors. Zyla received a refusal to file notice from the FDA on February 25, 2016. The FDA indicated that the filing review represents a preliminary review of the application and is not indicative of deficiencies that would be identified if the FDA performed a complete review. In addition, the FDA denied Iroko's request to be excused from its PREA requirements after Iroko submitted an application.

        The FDA approval process for product candidates typically takes many years following the commencement of preclinical studies and clinical trials and depends upon numerous factors, including the substantial discretion of the regulatory authorities. In addition, approval policies, regulations, or the type and amount of clinical data necessary to gain approval varies among jurisdictions and may change during the course of a product candidate's clinical development. It is possible that none of Zyla's existing product candidates or any future product candidates Zyla may in-license, acquire or develop will ever obtain regulatory approval. It is also possible that Zyla may re-evaluate the path of a particular product or product candidate at different points in the approval and post-approval process, and decide, in some cases, to discontinue development of a product candidate or take a product off the market. For example, in September 2018, Zyla discontinued the manufacture, distribution and promotion of ARYMO ER after it became clear that the costs associated with the product exceeded the revenues it generated.

        Zyla's product candidates, if partnered, could fail to receive regulatory approval from the FDA or a comparable foreign regulatory authority for many reasons, including:

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  disagreement with or disapproval of the design or implementation of Zyla's clinical trials;

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  failure to demonstrate that a product candidate is safe and effective for its proposed indication;

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  failure to sufficiently deter abuse;

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  failure of clinical trials to meet the level of statistical significance required for approval;

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  failure to demonstrate that a product candidate's clinical and other benefits outweigh its safety risks;

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  a negative interpretation of the data from Zyla's preclinical studies or clinical trials;

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  deficiencies in the manufacturing processes or failure of third-party manufacturing facilities with whom Zyla contracts for clinical and commercial supplies to pass inspection; or

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  insufficient data collected from clinical trials of Zyla's product candidates or changes in the approval policies or regulations that render Zyla's preclinical and clinical data insufficient to support the submission and filing of an NDA or to obtain regulatory approval.

        In addition, if Zyla's product candidate produces undesirable side effects or safety issues, the FDA may require the establishment of a REMS, or a comparable foreign regulatory authority may require the establishment of a similar strategy that may, for instance, restrict distribution of Zyla's products and impose burdensome implementation requirements on Zyla. For example, OXAYDO is subject to

REMS or other post-marketing requirements, such as lengthy and costly post-marketing studies. Any of the foregoing scenarios could materially harm the commercial prospects for Zyla's products and product candidates.

        To market and sell Zyla's products outside of the United States, Zyla must obtain separate marketing approvals and comply with numerous and various regulatory requirements and regimes, which can involve additional testing, may take substantially longer than the FDA approval process, and still generally include all of the risks associated with obtaining FDA approval. In addition, in many countries outside the United States, it is required that the product be approved for reimbursement before the product can be approved for sale in that country. FDA approval does not ensure approval by regulatory authorities in other countries or jurisdictions, approval by one regulatory authority outside the United States does not ensure approval by regulatory authorities in other countries or jurisdictions or by the FDA, and Zyla may not obtain any regulatory approvals on a timely basis, if at all. Zyla may not be able to file for marketing approvals and may not receive necessary approvals to commercialize its products in any market.

Conducting clinical trials for Zyla's products and product candidates and any commercial sales of its products may expose Zyla to expensive product liability claims, and Zyla may not be able to maintain product liability insurance on reasonable terms or at all.

        The commercial use of Zyla's products and clinical use of Zyla's products and product candidates expose Zyla to the risk of product liability claims. This risk exists even if a product is approved for commercial sale by the FDA and manufactured in facilities licensed and regulated by the FDA, such as the case with Zyla's products, or an applicable foreign regulatory authority.

        Zyla currently carries product liability insurance with coverage up to approximately $10 million. Zyla may face product liability claims for its products and product candidates, regardless of FDA approval for commercial manufacturing and sale. Product liability claims may be brought against Zyla by consumers, pharmaceutical companies, subjects enrolled in Zyla's clinical trials, patients, healthcare providers or others using, administering or selling Zyla's products. If Zyla cannot successfully defend itself against claims that its products or product candidates caused injuries, it could incur substantial liabilities. Zyla may not be able to obtain insurance coverage at a reasonable cost or in an amount adequate to satisfy any liability that may arise. Regardless of merit or eventual outcome, liability claims may result in:

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  decreased demand for Zyla's products;

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  injury to Zyla's reputation and significant negative media attention;

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  withdrawal of clinical trial participants;

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  significant costs to defend the related litigation;

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  substantial monetary awards to trial subjects or patients;

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  loss of revenue;

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  diversion of management and scientific resources from Zyla's business operations;

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  product recall or withdrawal from the market;

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  termination of clinical trial sites or entire trial programs;

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  the inability to commercialize any products that Zyla may develop; and

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  an increase in product liability insurance premiums or an inability to maintain product liability insurance coverage.

        Zyla's inability to obtain sufficient product liability insurance at an acceptable cost to protect against potential product liability claims could prevent or inhibit the commercialization of its products or product candidates. Any agreements Zyla may enter into in the future with collaborators in connection with the development or commercialization of Zyla's product candidates may entitle Zyla to indemnification against product liability losses, but such indemnification may not be available or adequate should any claim arise.

Risks Related to Zyla's Product Candidates

If Zyla does not find suitable partners to assist with the development and regulatory submissions for its product candidates, it may not be able to further develop or seek or obtain regulatory approval for Egalet-002 and its other product candidates and it may not realize any return on its investment in those assets.

        Although Zyla has completed its phase 3 studies for Egalet-002, Zyla determined to delay indefinitely its previously-announced anticipated 2019 filing date for the Egalet-002 NDA, unless Zyla finds a partner to share the cost. Zyla has also ceased, for the time being, the research and development of Egalet-003, an AD stimulant, and Egalet-004, an AD, ER hydrocodone, which were developed using Zyla's Guardian Technology. Zyla would rely on partners to help develop and seek regulatory approval for those product candidates as well. If Zyla is unable to find suitable partners, it may not be able to seek regulatory approval for Egalet-002 or perform additional necessary preclinical or clinical studies for its other product candidates.

        Even if Zyla were able to find partners or collaborators to help it further develop and/or seek regulatory approval for its product candidates, it may not successfully complete preclinical or clinical studies necessary to obtain FDA approval. Success in preclinical studies and early clinical trials does not ensure that later clinical trials will generate adequate data to demonstrate the efficacy and safety of an investigational drug. Further, a key element of Zyla's strategy with regard to any product candidate that Zyla is able to partner is to seek FDA approval for its product candidates through the Section 505(b)(2) regulatory pathway. Section 505(b)(2) permits the filing of an NDA where at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference. Such reliance is typically predicated on a showing of bioequivalence or comparable bioavailability to an approved drug. If the FDA did not allow Zyla to pursue the Section 505(b)(2) approval pathway for Zyla's product candidates, or if Zyla could not demonstrate bioequivalence or appropriate bioavailability of its product candidates at a statistically significant level, it would need to conduct additional clinical trials, provide additional data and information, meet additional standards for regulatory approval or completely abandon further clinical development due to financial constraints. Even if Zyla's product candidates were approved under Section 505(b)(2), the approval may be subject to limitations on the indicated uses for which the products may be marketed or to other conditions of approval or may contain requirements for costly post-marketing testing and surveillance to monitor the safety or efficacy of the products. In addition, submission of an NDA under Section 505(b)(2) could subject Zyla to litigation, as Zyla would also be required to notify the reference drug NDA holder and patent holders that it has certified to the FDA that any patents listed for the approved drug, also known as a reference listed drug, in the FDA's Orange Book publication are invalid, unenforceable or will not be infringed by the manufacture, use or sale of Zyla's drug. Finally, Zyla's dependence on a partner or collaborator to help it further develop and seek approval for its product candidates could reduce its revenues from its products or could lengthen the time for Zyla to generate cash flows from the sale of any of its product candidates if such products were approved by the FDA.

        As a result of all of the challenges in seeking approval and commercializing any approved product candidate, even with the assistance of a partner or collaborator, Zyla may not realize any return on the investments it has made in its product candidates or its Guardian Technology.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements and assumptions in this Joint Proxy Statement/Prospectus and in the documents attached or incorporated by reference in this Joint Proxy Statement/Prospectus contain or are based on "forward-looking" information and involve risks and uncertainties. Assertio Holdings, Assertio Therapeutics, and Zyla believe that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those that may predict, forecast, indicate or imply future results, performance or achievements. Such forward-looking information also includes, among other things, statements as to the expected benefits of the Merger to Assertio Therapeutics stockholders and Zyla stockholders, statements as to the impact of the proposed Merger on revenues and earnings, and other statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities, plans and objectives of management and other matters. These statements are subject to numerous assumptions and uncertainties, many of which are outside of Assertio Holdings', Assertio Therapeutics', and Zyla's control and involve risks and uncertainties that could cause actual results to differ materially from the results contained in the forward-looking statements. These include completion of the Merger, governmental regulatory processes and assumptions with respect to future revenues, expected operating performance and cash flows.

        Actual outcomes are dependent upon many factors. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, among others, the "Risk Factors" set forth above as well as the following factors:

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  the possibility that the companies will be unable to fully realize the benefits they anticipate from the Merger;

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  the possibility that the Merger may not occur;

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  the combined company's continued ability to execute its business strategy;

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  changes in general economic conditions, both domestically and abroad;

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  the effect of various litigation that arise from time to time in the ordinary course of business;

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  changes in the banking and capital markets, which can affect the cost of financing activities;

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  the impact of weather and the occurrence of natural disasters such as fires, floods and other catastrophic events and natural disasters;

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  public health crises, pandemics, epidemics or outbreaks of a contagious disease, such as the recent outbreak of Coronavirus (or COVID-19);

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  acts of war or terrorist activities; and

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  other economic, political and technological risks and uncertainties.

        Words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Joint Proxy Statement/Prospectus, and in the case of documents incorporated by reference, as of the date of those documents. Assertio Holdings, Assertio Therapeutics, and Zyla operate in an unpredictable and competitive environment. It is not possible to predict all risk factors or estimate the impact of these factors. Accordingly, stockholders should not place undue reliance on the forward-looking statements as a prediction of future results. None of Assertio Holdings, Assertio Therapeutics, or Zyla undertakes any obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Joint Proxy Statement/Prospectus or to reflect the occurrence of unanticipated events, except as required by law.

 THE MERGER

        The discussion in this Joint Proxy Statement/Prospectus of the Merger, including the issuance of shares of Assertio Holdings Common Stock in the Merger, and the Merger Agreement is subject to, and is qualified in its entirety by reference to, the principal terms of the Agreement and Plan of Merger dated as of March 16, 2020, as amended, among Assertio Holdings, Assertio Therapeutics, Inc. and Zyla, a copy of which is attached to this Joint Proxy Statement/Prospectus as Annex A and is incorporated into this Joint Proxy Statement/Prospectus by reference. The Merger Agreement has been included as an annex hereto to provide investors with information regarding its terms. However, it is not intended to provide any other factual information about Assertio or Zyla, or their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement as of the specific dates therein, were made solely for the benefit of the respective contracting parties to those agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the respective parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties set forth in the Merger Agreement may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact.

General Description

        Assertio Therapeutics entered into the Merger Agreement with Zyla and certain wholly-owned subsidiaries of Assertio formed to effectuate the Merger Agreement. Pursuant to the Merger Agreement and through a series of transactions described in this Joint Proxy Statement/Prospectus, including the Assertio Reorganization, and subject to the conditions set forth in the Merger Agreement, Assertio will become a wholly-owned subsidiary of Assertio Holdings prior to the Effective Time and Zyla will become a wholly-owned subsidiary of Assertio Holdings at the Effective Time, with Assertio Holdings assuming Assertio's listing on Nasdaq. See "The Agreement and Plan of Merger" beginning on page 161 of this Joint Proxy Statement/Prospectus.

Merger Consideration

        At the Effective Time, each issued and outstanding share of Zyla Common Stock will be canceled and automatically converted into the right to receive as Merger Consideration 2.5 shares of Assertio Holdings Common Stock. On a pro forma basis, the current holders of Zyla Common Stock will have rights to receive in the aggregate approximately 32% of the outstanding shares of common stock of Assertio Holdings, calculated on a fully-diluted basis (treasury-stock method), immediately after the Merger. See "The Agreement and Plan of Merger—Consideration in the Merger" beginning on page 161 of this Joint Proxy Statement/Prospectus.

Background of the Merger

        The following discussion provides certain background information relating to Assertio and Zyla preceding their interactions up through the execution and delivery of the Merger Agreement.

Assertio Background

        In March 2017, Assertio entered into a Cooperation and Support Agreement with Starboard Value LP and certain of its affiliates, pursuant to which certain changes were made to the composition of the Assertio Board and senior management team, including the appointment of Arthur J. Higgins as Assertio's Chief Executive Officer. With guidance from the new management team and the Assertio

Board, Assertio announced that it was in the process of transforming into a leading diversified, specialty pharmaceutical company with a goal of rapidly deleveraging its balance sheet, growing its core business, and opportunistically building for the future. Following this strategic shift, Assertio completed a number of transactions to advance these goals, commencing with the entry into a Commercialization Agreement in December 2017 with Collegium, pursuant to which Assertio granted Collegium rights to commercialize the product NUCYNTA, while retaining ownership of certain NUCYNTA-related assets and rights. In consideration for the rights granted to Collegium, Assertio received an upfront payment and was entitled to receive royalties on Collegium's sales of NUCYNTA. Through December 31, 2019, Assertio received a total of $267.0 million from Collegium under the Commercialization Agreement.

        Assertio restructured its balance sheet, with a debt exchange in August 2019, pursuant to which Assertio exchanged approximately $200.0 million aggregate principal amount of the 2021 Notes for a combination of cash, common stock and the 2024 Notes. In December 2019, Assertio raised additional capital through the sale of its rights to the product Gralise (gabapentin) in consideration for $75.0 million, plus up to $52.5 million of royalties. The proceeds from the Collegium Commercialization Agreement and the Gralise sale were used to pay down indebtedness and fund working capital.

        Most recently, Assertio sold its remaining NUCYNTA assets to Collegium in February 2020 for $375.0 million, less certain royalties paid to Assertio. The proceeds from this asset sale retired the remaining balance outstanding under Assertio's secured loan with Deerfield Partners, L.P. and certain of its affiliates, with the remaining proceeds to be used to repurchase up to the entire remaining balance outstanding under the 2021 Notes and 2024 Notes (together, the "Convertible Notes"). As of April 15, 2020, there was approximately $335,000 of outstanding principal under the Convertible Notes.

        As a result of these activities, Assertio moved away from the commercialization of and dependence on opioid products and significantly deleveraged its balance sheet. However, after completion of these transactions, Assertio's remaining revenues did not support the cost structure and in order to achieve profitability, the Assertio Board and management team concluded that it would need to increase revenue through the acquisition or in-licensing of additional commercial products. Given Assertio's limited cash resources and desire to deleverage the company, Assertio further concluded that it would be best if these acquisitions could be completed using the issuance of capital stock as consideration. Assertio's previous experience was that it was challenging and time consuming to acquire or license products that would meaningfully grow revenues without using a significant cash component and therefore the focus turned to strategic combinations. During the period from March 2017 through February 2020, Assertio and its financial advisors screened and considered over 200 potential business development partners or opportunities and engaged in preliminary discussions with 64 companies. Despite this broad outreach, none of these inquiries besides those with Zyla and another candidate ("Company B") progressed beyond preliminary discussions because of perceived risks regarding Assertio's outstanding opioid-related litigation and related governmental investigations and/or the historical level of Assertio's outstanding debt.

Zyla Background

        Zyla's board of directors and Zyla's senior management regularly review Zyla's operating and strategic plans in an effort to enhance stockholder value. This review involves, among other things, discussions of opportunities and risks associated with Zyla's products, financial condition and market, as well as consideration of strategic alternatives and options available to Zyla.

        On August 14, 2019, Zyla's board of directors held an in-person meeting, including certain members of Zyla's senior management, to discuss Zyla's business strategy and outlook. Members of Zyla's senior management discussed with Zyla's board of directors challenges to the business that remained after Zyla's emergence from the bankruptcy reorganization earlier that year. Management noted that Zyla had a significant sales force and commercial infrastructure that could be harnessed to sell additional complementary products if Zyla could obtain them, and that obtaining new products would be especially important given near and longer-term challenges with maintaining and growing revenue from Zyla's existing products presented by potential generic competition. They also discussed the liquidity constraints imposed on the company in supporting its commercial organization while continuing to service Zyla's substantial indebtedness. They noted that given the existing liquidity pressure, acquiring additional products would require a capital raise, which would result in significant dilution to existing stockholders. Following discussion, Zyla's board of directors formed an ad hoc committee of directors composed of Timothy Walbert, chairman of Zyla's board of directors, Todd Holmes, Joseph McInnis and Gary Phillips to analyze the contribution of certain of Zyla's products and review and evaluate potential strategies for the business, including business development.

        The ad hoc committee met in the coming weeks, and on September 18, 2019, in light of the challenges discussed at the August 14 meeting, determined to recommend to Zyla's board of directors the creation of a transactions committee as a committee of convenience to assess strategic alternatives, including, among other things, possible strategic combinations, acquisitions and divestitures, and in-licensing of products, as well as continuing as a stand-alone company.

        At its regularly scheduled meeting on September 19, 2019, Zyla's board of directors formed a transactions committee (the "Transactions Committee") consisting of Messrs. Walbert and McInnis and Dr. Phillips to review strategic alternatives and develop recommendations for the full Zyla board of directors. The Transactions Committee was authorized to solicit and respond to proposals regarding strategic alternatives and to retain and determine the compensation of financial advisors, legal counsel and other professionals to assist the committee.

        Also at the September 19 meeting, Zyla's board of directors received a presentation from MTS Health Partners, LP (together with its affiliates, including MTS Securities, "MTS"), which provided its preliminary view of strategic alternatives, including, among others, a possible business combination, product acquisition, significant financing or recapitalization and continuing as a stand-alone company. MTS described potential benefits and risks of each such alternative. MTS also discussed the potential for asset divestitures or a winding down of the company. Following its presentation, MTS recommended a targeted outreach to potential acquirors and merger parties with logical synergies and that, concurrently with the outreach, Zyla continue to explore potential sources of equity capital on acceptable terms as a source of liquidity for its business. Zyla's board of directors discussed the threat of generic competition to certain of Zyla's products as well as the risks associated with a diligence process in which generic manufacturers could access Zyla's sensitive information and the need to limit that access. Zyla's board of directors also expressed a preference to explore transactions that would complement Zyla's commercial infrastructure.

        The Transactions Committee held its first meeting on September 19, 2019, after Zyla's board of directors meeting. At the committee meeting, the Transactions Committee discussed the MTS' presentation. The committee noted MTS' deep experience in the pharmaceutical industry with merger and acquisition transactions and the positive experience that certain of the directors previously had with MTS. The committee members also discussed their interactions with MTS in other circumstances and determined that none gave rise to any actual or potential conflicts of interest. After deliberation, the Transactions Committee determined to engage MTS to assist in the committee's review of strategic alternatives.

        On October 7, 2019, the Transactions Committee entered into two engagement letters with MTS, one relating to the provision of financial advisory services in connection with the committee's assessment of strategic alternatives, and the other relating to advising with respect to a potential business combination transaction, including with respect to the sale of the entire company.

        In the following weeks, at the direction of the Transactions Committee, MTS identified a preliminary list of 85 companies that might be viable candidates for a potential business combination with Zyla, including U.S. and non-U.S. public and private companies focused on pain relief treatments, conditions affecting the central nervous system and providing hospital-based treatments. Members of Zyla's senior management, with the assistance of MTS, then narrowed that list to 37 companies based on various criteria, including financing risk, product portfolio, experience and expertise of the management and scientific teams, potential for the combined company to list with the Nasdaq Stock Market LLC and operate as a public company, experience in branded versus generic pharmaceuticals, and ability to fund ongoing operations for the combined company.

        Between October 1, 2019 and December 20, 2019, MTS contacted the 37 companies regarding their respective interest in a potential transaction and, of those parties, 16 were sent Zyla's form of confidential disclosure agreement ("CDA"). Zyla entered into CDAs with four of those parties. The other 33 parties declined further discussions or did not respond. Zyla provided publicly available information to each of these four parties, but did not provide any confidential diligence information. During this period and throughout December 2019, MTS provided weekly updates on the outreach process to Zyla's senior management, who shared the updates with the Transactions Committee.

Assertio and Zyla Interactions

        During this period and in parallel to Zyla's outreach process, Zyla entered into a mutual CDA with Assertio on October 28, 2019 and representatives of Zyla's senior management held discussions with members of Assertio's senior management regarding a possible acquisition of one of Zyla's product technology platforms. These discussions continued until early December.

        At Zyla's board of directors December 4, 2019 regular meeting, a member of Zyla's senior management provided an overview of the outreach process, and the independent directors of Zyla's board of directors discussed the outreach process in executive session. Zyla's board of directors discussed the anticipated near-term cash constraints on the business as a factor in evaluating a potential strategic transaction.

        On December 9, 2019, Mr. Smith had a meeting with Mr. Higgins at which they discussed a range of potential business opportunities for the two companies. They discussed the possibility of a merger, although they acknowledged that the parties' respective indebtedness would be potentially prohibitive of a business combination.

        Later that day, Mr. Higgins contacted Mr. Smith and expressed a verbal interest in exploring a merger between the two companies. Mr. Higgins shared that Assertio was in negotiations for a transaction (the NUCYNTA Sale, as defined below) that could lead to Assertio retiring its indebtedness, which Mr. Higgins believed increased the potential of such a merger.

        On January 8, 2020, Mr. Smith again met with Mr. Higgins to discuss a possible transaction, including, among other things, high-level terms and possible next steps.

        On January 10, 2020, Mr. Higgins sent an e-mail to Mr. Smith setting forth a nonbinding proposal for a business combination between Assertio and Zyla. In the e-mail, Mr. Higgins expressed Assertio's interest in a 100% stock-for-stock merger in which Assertio would acquire 100% of Zyla for $36.25 million in Assertio Common Stock, which represented a 10% premium to Zyla's stock price of $2.32 as of January 9, 2020. The proposal also specified that the pro forma board of directors of the combined company would mirror the equity ownership split between Assertio stockholders and former Zyla stockholders. The proposal contained certain other elements, including (1) a rollover of the indebtedness under the Zyla Secured Notes into the combined company with proposed amendments designed to provide the combined company with additional flexibility to incur indebtedness and to operate and grow the combined businesses and (2) a request that key Zyla stockholders as well as members of both companies' management and boards of directors enter into voting and support agreements in favor of the transaction as well as six-month lock-up agreements that would take effect at the effective time of the transaction. In addition, the non-binding proposal contemplated the creation of a holding company above existing Assertio and the creation of a merger subsidiary under the holding company into which Zyla would merge at closing, the result of which would have Zyla operating as a sister company to Assertio. In consideration of the expenditure of resources on both sides, Assertio also requested a 20-day exclusivity period to effect the transaction. Mr. Smith forwarded the proposal to the Transactions Committee.

        On January 13, 2020, Messrs. Higgins and Peisert of Assertio discussed the terms of Assertio's non-binding proposal with Mr. Smith and Dr. Strobeck at the 2020 J.P. Morgan Healthcare Conference in San Francisco, California.

        Also on January 13, 2020, the Transactions Committee held a telephonic meeting to discuss Assertio's proposal, which members of Zyla's senior management, a representative of MTS, and a representative of Dechert LLP ("Dechert"), counsel to Zyla, attended. The MTS representative described the elements of the proposal and provided a preliminary financial analysis of the proposed transaction. Following discussion of the proposal, the committee authorized management to continue discussions with Assertio regarding the proposal. The committee requested MTS to refine its analysis of the proposal based upon further diligence and directed MTS and management to develop a counterproposal that could be shared with the full Zyla board of directors for consideration, including through confidential discussions with holders of the Zyla Secured Notes regarding possible amendments.

        Beginning in early January and over the course of the next couple of months, Zyla and Assertio and their respective advisors, MTS, Stifel, Assertio's financial advisor, Dechert and Gibson, Dunn & Crutcher LLP ("Gibson Dunn") and other counsel to Assertio, held conversations and exchanged due diligence information concerning the proposed transaction, including through online data rooms.

        During the week of January 13, 2020, Zyla's senior management held calls with three of the companies that had previously executed CDAs with Zyla during the outreach process and continued to express interest in a possible transaction. In the course of these discussions, each of these three companies expressed interest in a strategic direction different than Zyla desired to pursue. Accordingly, Zyla prioritized the proposed business combination with Assertio as the most viable available opportunity to enhance value for Zyla's stockholders. The fourth company ultimately declined to continue in discussions with Zyla.

        On January 20, 2020, as a follow-up to its proposal, Assertio sent to Zyla a proposed form of exclusivity agreement.

        On January 20, 2020, Zyla's board of directors held a telephonic meeting to consider the proposal from Assertio and to discuss a counterproposal that had been developed by Zyla's senior management with the assistance of MTS. Members of Zyla senior management and representatives of MTS and Dechert attended the meeting. Members of Zyla senior management updated Zyla's board of directors on Zyla's due diligence of Assertio, including, among other things, potential risks regarding Assertio's outstanding opioid-related litigation and related governmental investigations. They noted that diligence was ongoing. Mr. Smith described potential benefits of the transaction to Zyla's stockholders, including anticipated synergies of the proposed transaction as well as management's view as to Zyla's prospects as a standalone company, including as to the threat of generic competition to certain of its products. Representatives of MTS provided an update on the status of the review of strategic alternatives and the outreach process. They also described the elements of the counterproposal for Assertio. In this context, Zyla's board of directors considered the potential benefits of the proposed transaction, including increased salesforce productivity, operational synergies, portfolio diversification and improved financial position, and risks of the proposed transaction, including the potential opioid litigation exposure

Assertio was facing. They also noted that Assertio was in negotiations with a third party for the sale of its NUCYNTA franchise of products (the "NUCYNTA Sale"), which sale was expected to yield cash proceeds that could be used to pay down both Assertio's and Zyla's indebtedness and fund ongoing operations of a combined company. After extensive discussion, Zyla's board of directors determined that it needed additional information concerning Assertio's projected cash balance and its remaining products in order to more fully evaluate a counterproposal. Zyla's board of directors directed MTS and management to obtain this additional information from Assertio and report back to Zyla's board of directors.

        On January 22, 2020, Zyla's board of directors held a telephonic meeting to review the results of Zyla's additional due diligence of Assertio and the counterproposal. Members of Zyla senior management and representatives of MTS and Dechert attended the meeting. A representative of MTS reviewed the elements of the counterproposal as updated following the January 20, 2020 board meeting and presented a financial analysis of the proposal. Representatives of MTS also discussed diligence information that it had received from Assertio, including an estimated cash balance following the NUCYNTA Sale. After a thorough discussion, Zyla's board of directors directed MTS to submit a counterproposal to Assertio reflecting a 30% premium to Zyla's January 9, 2020 closing stock price of $2.32 and including a composition of the board of directors of the combined company consisting of three directors designated by Zyla, three directors designated by Assertio and the chief executive officer of the combined company (Mr. Smith) acting as the seventh director. Zyla's board of directors authorized Zyla management, with the assistance of MTS, to continue to negotiate the proposal, including seeking a period of mutual exclusivity in which to negotiate the transaction. Following the meeting, Zyla sent the counterproposal to Assertio.

        On January 31, 2020, Mr. Smith met with Mr. Higgins to discuss Zyla's counterproposal and the rationale. Later that day, Zyla's board of directors met telephonically and received an update from Mr. Smith on those discussions.

        On February 4, 2020, the Assertio Board held a regularly scheduled meeting, with representatives of Stifel and Gibson Dunn participating by invitation via teleconference. At that meeting, the Assertio board of directors, with Stifel's assistance, discussed (1) Assertio's strategic rationale for the proposed combination (i.e., to create an "at-scale" specialty pharmaceutical company poised for success), (2) a summary of the financial terms of the offers and counteroffers to date, (3) illustrative pro forma considerations including a pro forma profile of the combined company and (4) a situation overview of Zyla, including its product portfolio, capitalization, debt, stakeholders and recent trading history. Following discussion, the Assertio Board authorized Assertio's management, with the assistance of Stifel, to continue negotiating the terms of a potential transaction with Zyla and MTS.

        On February 10, 2020, Assertio submitted a non-binding indication of interest to Zyla for a stock-for-stock merger, which provided for, among other things, (1) a purchase price of approximately $2.78 per share of Zyla Common Stock, representing a 20% premium to Zyla's January 9, 2020 closing stock price of $2.32 and an equity value of $41.8 million, (2) the rollover of indebtedness under Zyla's existing Zyla Secured Notes with proposed amendments to the underlying indenture, (3) the payoff of Zyla's revolving credit facility and $4.5 million promissory note issued to Iroko, and (3) a pro forma composition of the board of directors of the combined company consisting of three directors designated by Zyla, including Mr. Smith as the chief executive officer of the combined company, and six directors designated by Assertio, including Mr. Higgins as the chairman of the board of directors. The indication of interest requested that Zyla agree to a 30-day period of exclusivity, and required that the directors and key members of management of both parties and certain key stockholders of Zyla enter into voting and support agreements in favor of the proposed transaction and agree to six-month lock-up agreements. The indication of interest also noted that Assertio's proposal was subject to, among other things, Assertio's satisfactory completion of due diligence.

        Commencing February 10, 2020, members of Zyla's senior management reached out to certain holders of its Zyla Secured Notes to solicit their interest in executing confidentiality agreements and obtaining more information about the potential merger. Each of these holders executed confidentiality agreements with Zyla, and Zyla's senior management briefed representatives of these holders on the potential transaction with Assertio, including the amendments to the terms of the Zyla Secured Notes sought by Assertio, and sought the holders' concurrence in the merits of the transaction and willingness to agree to such amendments.

        On February 17, 2020, the Assertio Board met via teleconference, with senior members of Assertio's management and representatives of Stifel and Gibson Dunn participating by invitation, to discuss the status of negotiations with Zyla. The Assertio board of directors, with the assistance of Stifel and Gibson Dunn, discussed (1) certain of Assertio's strategic and tactical considerations following the recent divestiture of Gralise and the NUCYNTA Sale, (2) efforts to date to identify potential interested targets and the challenges related to Assertio's pending opioid-related litigation, governmental investigations and related matters and potential risks relating to these contingencies and (3) that Zyla and Company B were the only two companies that had expressed interest in pursuing a strategic transaction with Assertio. Stifel also discussed with the Assertio Board the general financial terms of a potential transaction with Zyla, including certain illustrative pro forma considerations. Following discussion among the directors, the Assertio Board authorized Assertio's management to continue discussions with Zyla.

        Also on February 17, 2020, Zyla's board of directors met telephonically to discuss Assertio's non-binding indication of interest. Members of Zyla senior management and representatives of MTS and Dechert also attended the meeting. Representatives of Dechert provided an overview of its due diligence findings to date related to Assertio's pending opioid-related litigation, governmental investigations and related matters. Representatives of Dechert also described Assertio's proposed structure for the transaction as well as potential benefits and risks related to the proposed structure and alternative structures. MTS then provided its view as to the relative valuation of Zyla reflected in Assertio's proposal. Members of Zyla's senior management then proposed a counterproposal that accepted most of the elements of Assertio's proposal but increased the proposed purchase price to $43.61 million in Assertio Common Stock, representing a 25% premium to Zyla's January 9, 2020 closing stock price of $2.32 and a 32% pro forma ownership in the combined company (fully-diluted basis, treasury-stock method), and revised the proposed amendments to the Zyla Secured Notes based on preliminary feedback received from certain holders of the Zyla Secured Notes. Following discussion, Zyla's board of directors authorized Zyla's management to submit the counterproposal to Assertio and enter into a mutual 30-day period of exclusivity to negotiate a transaction. Later that day, Zyla submitted the counterproposal to Assertio.

        On February 24, 2020, the Assertio Board met via teleconference, with senior members of Assertio's management and representatives of Stifel and Gibson Dunn participating by invitation. A representative of Stifel updated the Assertio Board on the status of negotiations with Zyla. Stifel next discussed an illustrative pro forma preliminary valuation of a combined company for an acquisition of Zyla, including sensitivity analysis based on potential synergies expected by Assertio management. Following discussion, the Assertio Board authorized Assertio management to submit a signed non-binding indication of interest to Zyla.

        Also on February 24, 2020, Assertio submitted a revised non-binding indication of interest to Zyla. The indication of interest reflected the terms of Zyla's counterproposal with only a modification to the proposed amendments to the Zyla Secured Notes. Zyla's management sent the revised indication of interest to Zyla's board of directors for consideration.

        On February 25, 2020, Zyla's board of directors agreed by written consent to authorize Mr. Smith to execute Assertio's latest non-binding indication of interest on behalf of Zyla, and Mr. Smith did so.

        On March 3, 2020, Assertio proposed fixing the exchange ratio at 2.4 shares of Assertio Common Stock for each share of Zyla Common Stock, which, based on fully diluted shares then outstanding of Assertio and Zyla, would provide Zyla stockholders with approximately 31% pro forma ownership in the combined company.

        On March 4, 2020, Zyla's board of directors held a regularly scheduled meeting. At that meeting, a representative of Dechert discussed the fiduciary duties of the directors as they related to the proposed transaction with Assertio. Representatives of MTS provided an analysis of the hypothetical alternatives to a transaction with Assertio, including Zyla remaining a standalone company, the acquisition of a business unit of another company and a product acquisition. Zyla's board of directors discussed the proposed exchange ratio and, based on refinements to each of Assertio's and Zyla's fully-diluted capitalization, Zyla's board of directors determined to request an exchange ratio of 2.5 shares of Assertio Common Stock, which, based on fully diluted shares (treasury-stock method) then outstanding of Assertio and Zyla, would provide Zyla stockholders with approximately a 32% aggregate ownership interest in the combined company. Zyla's board of directors discussed Zyla's year-to-date financial performance and 2020 forecast, including the potential for a cash shortfall in the second quarter, unless it utilized its revolving credit facility, before recovering later in the year.

        On March 5, 2020, the parties agreed to a fixed exchange ratio of 2.5 shares of Assertio Common Stock for every share of Zyla stock to be acquired in the merger, provided there were no significant changes to the terms of the proposed amendments to the indenture governing the Zyla Secured Notes.

        Also on March 5, 2020, Gibson Dunn sent to Dechert an initial draft of the merger agreement for the proposed transaction for its review.

        On March 6, 2020, Zyla sent to Assertio a draft form of supplemental indenture reflecting proposed amendments to the indenture governing the Zyla Secured Notes (the "First Supplemental Indenture").

        On the morning of March 6, 2020, representatives of Zyla, Assertio, Dechert and Gibson Dunn held a conference call to discuss timing and process for negotiation of the merger agreement and related documentation. Similar calls continued periodically through March 16, 2020.

        On March 10, 2020, Dechert sent Gibson Dunn a revised draft of the merger agreement. Separately, representatives of Dechert contacted Gibson Dunn to discuss the scope of stockholders that would be subject to voting and support agreements.

        On March 11, 2020, representatives of Gibson Dunn and Dechert held a conference call to discuss key issues under the draft merger agreement. Among other things, Gibson Dunn and Dechert discussed the scope of voting capital stock that would be covered by the requested voting and support agreements.

        On March 11, 2020, Zyla's board of directors held a special telephonic meeting at which representatives of Zyla senior management and Dechert were in attendance. Members of Zyla's senior management updated Zyla's board of directors on the progress made with Assertio since March 3, 2020. In addition, representatives of Dechert discussed with Zyla's board of directors the due diligence relating to Assertio's pending opioid-related litigation, governmental investigations and related matters and potential risks relating to these contingencies.

        On March 12, 2020, Gibson Dunn sent to Dechert a revised draft of the merger agreement.

        Also on March 12, 2020, Zyla sent to the representatives of the holders of the Zyla Secured Notes a draft of the First Supplemental Indenture, which reflected comments from Gibson Dunn and Assertio.

        Also on March 12, 2020, the Assertio Board met via teleconference, with senior members of Assertio's management and representatives of Stifel and Gibson Dunn participating by invitation. A representative of Gibson Dunn reviewed (1) the material terms of the merger agreement and the First Supplemental Indenture and (2) the fiduciary duties of the Assertio Board and the legal standards applicable to the Assertio Board's consideration of the proposed combination with Zyla. The Assertio Board then discussed their duties with Gibson Dunn. Stifel also discussed with Assertio's board of directors its preliminary financial analyses of the merger consideration to be paid by Assertio Holdings in the potential transaction.

        Later on March 12, 2020, Zyla's board of directors met via teleconference at which members of Zyla senior management and certain Zyla employees and representatives of MTS, Dechert and Global Patent Group, Zyla's patent counsel, were present. Zyla's board of directors received updates and a review of various matters relevant to the proposed business combination with Assertio. Zyla's board of directors heard from members of senior management and employees with respect to key issues identified during the due diligence process. Representatives of Dechert provided a summary of the key terms of the proposed merger agreement, including (1) the termination fee and reimbursement that would be payable by Zyla in the event the merger agreement were terminated in the event of a change of Zyla's board of directors' recommendation with respect to the transaction or if Zyla's stockholders failed to adopt the merger agreement and (2) the status of the voting and support agreements. MTS was then excused from the meeting, and representatives of Dechert reviewed the fiduciary duties of Zyla's board of directors and the legal standards applicable to Zyla's board of directors' consideration of the proposed combination with Assertio. Zyla's board of directors then discussed their duties with Dechert. During the discussion, Zyla's board of directors acknowledged that Mr. Smith, with a proposed continuing role as the chief executive officer of the combined company, and Todd Holmes, as a principal at CRG, Zyla's largest stockholder and holder of Zyla Secured Notes, might be considered to have interests in a transaction with Assertio that differed from that of other stockholders.

        During the period from March 13, 2020 through the morning of March 16, 2020, Zyla, together with representatives of Dechert and MTS, exchanged drafts and mark-ups and continued to negotiate telephonically with Assertio, together with representatives of Gibson Dunn and Stifel, the terms of the draft merger agreement. The parties reached a consensus that the aggregate percentage of Zyla's shares of common stock covered under voting and support agreements would ratchet back to 35% in the event of a change of Zyla's board of directors' recommendation. The parties also discussed other principal issues including, among other things, the termination fee amount and reimbursement provisions, the parameters of the non-solicitation provisions regarding alternative transaction proposals, the restrictions on the ability of Zyla's board of directors to change or withdraw its recommendation of the adoption of the merger agreement, circumstances under which either party could terminate the draft merger agreement, and the scope of persons who would be subject to voting and support agreements and lock-up agreements.

        Also during the period of March 13, 2020 through March 16, 2020, the parties and their advisors exchanged drafts and negotiated the final terms of the Merger Agreement as well as the ancillary agreements, including the voting and support agreements and the First Supplemental Indenture.

        On the evening of March 15, 2020, Zyla's board of directors convened telephonically at which members of Zyla senior management and representatives of MTS and Dechert were present. MTS reviewed its financial analysis of the potential transaction and the potential standalone value of Zyla. MTS compared the proposed transaction to other recent transactions and discussed its analysis as to the fairness, from a financial point of view, to the holders of Zyla Common Stock, of the stock consideration to be delivered pursuant to the proposed merger agreement. There was a thorough discussion of Zyla's standalone prospects, the potential risks and benefits of executing a strategic transaction in the current economic environment and challenges related to COVID-19, the strategic fit of the two companies, and the significant strategic advantages of a combination with Assertio. Zyla's board of directors reviewed the developments in the negotiations with Assertio, including the terms of the draft merger agreement and the changes to the document since the last meeting of Zyla's board of directors. Among the changes discussed was the inclusion of a minimum cash condition for Assertio. Following a lengthy and detailed discussion, Zyla's board of directors instructed the members of Zyla's senior management and representatives of Dechert and MTS to finalize remaining issues with respect to terms and conditions of the merger agreement. Zyla's board of directors determined to adjourn the meeting until the morning of March 16, 2020 to allow for the negotiations on this issue and issues under the form of First Supplemental Indenture to progress. Following the adjournment of the meeting, Zyla and its advisors contacted Assertio and Gibson Dunn to continue to negotiate the merger agreement and related documents.

        On the morning of March 16, 2020, Zyla's board of directors reconvened the special meeting, at which members of Zyla's senior management and representatives of Dechert and MTS attended. Zyla's board of directors reviewed discussions with Assertio and Gibson Dunn regarding the terms and conditions of the merger agreement. Dechert noted that the minimum cash condition was still subject to negotiation between the parties. MTS delivered to Zyla's board of directors an oral opinion that the merger consideration was fair, from a financial point of view, to the holders of Zyla Common Stock (other than dissenting shares and shares of stock held in Zyla's treasury or by Assertio) and indicated that, subject to review of definitive documentation, it expected that it would be able to confirm such oral opinion in writing. MTS' opinion is more fully described below under the caption "—Opinion of Zyla's Financial Advisor" and the full text of the written opinion of MTS, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Annex C hereto. Following discussion, Zyla's board of directors authorized the appropriate officers of Zyla to continue to negotiate the minimum cash condition within certain parameters prescribed by Zyla's board of directors. Conditioned upon resolution of the minimum cash condition as instructed by Zyla's board of directors, Zyla's board of directors, with Messrs. Smith and Holmes abstaining due to their interests previously disclosed to Zyla's board of directors (1) approved and declared advisable the proposed merger agreement, the Merger and the other transactions contemplated by the merger agreement, (2) declared that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the Merger, on the terms and subject to the conditions set forth therein, are in the best interests of the stockholders of Zyla and (3) approved the First Supplemental Indenture.

        Also on the morning of March 16, 2020, the Assertio Board met via teleconference, with senior members of Assertio's management and representatives of Stifel and Gibson Dunn participating by invitation. A representative of Gibson Dunn reviewed (1) the material terms of the merger agreement, the First Supplemental Indenture and Mr. Higgins' transition agreement and (2) the fiduciary duties of the Assertio Board and the legal standards applicable to the Assertio Board's consideration of the proposed combination with Zyla. The Assertio Board then discussed their duties with Gibson Dunn. Stifel then reviewed their financial analyses of the aggregate Merger Consideration to be paid by Assertio Holdings pursuant to the Merger Agreement, and delivered to the Assertio Board its oral opinion, subsequently confirmed by delivery of its written opinion, dated March 16, 2020, that, as of the date of its opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken, and the qualifications set forth in its opinion, the aggregate merger consideration to be paid by Assertio Holdings to holders of Zyla Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to Assertio. Stifel's opinion is more fully described below under the caption "—Opinion of Assertio's Financial Advisor" and the full text of the written opinion of Stifel, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, in attached as Annex B hereto. Following discussion, the Assertio Board (1) approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, (2) declared that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth therein, are in the best interests of the stockholders of Assertio and (3) approved the First Supplemental Indenture, the voting and support agreements and Mr. Higgins' transition agreement.

        Later on March 16, 2020, Zyla and Assertio and their respective legal advisors reached consensus on a minimum cash closing condition of $25 million. Zyla's board of directors met to consider the proposed final form of the merger agreement that included the proposed revised minimum closing condition. Following careful consideration of the proposed merger agreement as revised and the transactions contemplated by those agreements, with Messrs. Smith and Holmes abstaining due to their interests previously disclosed to Zyla's board of directors, Zyla's board of directors: (1) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (2) declared that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, on the terms and subject to the conditions set forth therein, are in the best interests of the stockholders of Zyla. With Messrs. Smith and Holmes abstaining, Zyla's board of directors resolved to recommend that Zyla's stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

        After Zyla received executed consents from the holders of the Zyla Secured Notes and Assertio received executed voting and support agreements from CRG and other significant Zyla stockholders and related documentation, Zyla and Assertio, along with relevant subsidiaries of Assertio, executed and delivered the Merger Agreement. The terms of the Merger Agreement are more fully described in the section entitled "The Agreement and Plan of Merger" beginning on page 161.

        Following the close of trading on Nasdaq on March 16, 2020, Assertio and Zyla issued a joint press release publicly announcing the parties' entry into the Merger Agreement.

Assertio's Reasons for the Merger and the Share Issuance

        In reaching its decision to approve entering into the Merger Agreement and recommending the approval of the issuance of shares of Assertio Holdings Common Stock in the Merger by the Assertio stockholders, the Assertio board of directors consulted with management and Assertio's financial and legal advisors and considered a variety of factors with respect to the Merger, including the following (which are not in any relative order of importance):

Positive considerations:

  •
  the Assertio board of directors' review of the business, operations, financial condition, earnings and prospects of both Assertio and Zyla and consensus that the terms of the Merger Agreement are fair to, and in the best interest of, Assertio;

  •
  the Assertio board of directors' belief that combining Assertio with Zyla would establish the largest portfolio of branded NSAIDs in the United States, significantly enhancing the competitive position of the combined company by providing increased scale and broader commercial reach, and providing opportunities to expand into new therapeutic areas;

  •
  the Assertio board of directors' consideration of the potential synergies of at least $40 million annually resulting from the transaction (in addition to Assertio's previously announced $15 million in annual acceleration of cost savings initiatives), and the anticipated increase in salesforce productivity from complementary call points of Assertio and Zyla;

  •
  the Assertio board of directors' expectation that the combined company will have a stronger financial position than Assertio on a stand-alone basis, with attractive pro forma revenues, 2020 non-GAAP adjusted EBITDA margin expected to be greater than 25% and anticipated 2020 debt to EBITDA leverage of two times;

  •
  the Assertio board of directors' belief that the changes made to Zyla's debt will provide the combined company with sufficient operating flexibility;

  •
  the Assertio board of directors' consideration of the financial analyses made by Stifel with respect to the consideration to be paid in the Merger and the Merger and Stifel Opinion to the Assertio board of directors that, as of the date of the Stifel Opinion and based upon and subject to the assumptions made, matters considered and limits of review undertaken by Stifel, the aggregate number of shares of Assertio Holdings Common Stock to be issued by Assertio Holdings in the Merger upon the conversion of outstanding shares of Zyla Common Stock pursuant to the Merger was fair, from a financial point of view, to Assertio;

  •
  the Assertio board of directors' belief, following the recent divestitures of Gralise and the NUCYNTA franchise of products, that the Merger will "right size" the company and mitigate against risks as a stand-alone company;

  •
  the Assertio board of directors' view that the Merger will better position Assertio to benefit from specialty pharmaceutical market conditions, including opportunities for additional company and product acquisitions;

  •
  the fact that, upon completion of the transactions, the nine person board of directors of Assertio Holdings will include six directors designated by Assertio, thereby allowing the combined company to benefit from the experience of Assertio's current directors, and the proposed Zyla director nominees who have significant pharmaceutical industry experience;

  •
  the support of the transactions by certain Zyla stockholders who have entered into the voting and support agreement, pursuant to which, among other things, such Zyla stockholders representing approximately 54% of the total number of shares of Zyla common stock (which may be limited to 35% in certain circumstances) have granted to Assertio (and its designee) irrevocable proxies to vote their shares of Zyla common stock in favor of the Merger and against any Acquisition Proposals (as defined in the Merger Agreement);

  •
  the Assertio board of directors' consideration of the structure of the transaction as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, or a transaction governed by Section 351 of the Internal Revenue Code, as discussed under the "—Material U.S. Federal Income Tax Consequences of the Mergers"; and

  •
  the scope and results of Assertio's due diligence investigation of Zyla, which included a review of historical financial results and projections, existing agreements and legal and other matters.

Negative considerations:

  •
  the Assertio board of directors' consideration of the possibility that the Merger might not be consummated;

  •
  the Assertio board of directors' consideration of the challenges inherent in the combination of two business enterprises, including the risk that the potential benefits and synergies sought in the transactions will not be realized or will not be realized within the expected time period and the other risks and uncertainties that could adversely affect the combined company's operating results;

  •
  the Assertio board of directors' consideration of the potential for diversion of management focus and the possible effects of the announcement and pendency of the transactions on customers and business relationships;

  •
  the Assertio board of directors' consideration of the changes in management, including that Arthur Higgins would not continue to serve as the Chief Executive Officer of the combined company after the Merger;

  •
  the Assertio board of directors' consideration of the complexities and administrative burden and costs associated with the transactions, including the need to observe and respect the corporate separateness of Assertio Therapeutics and Zyla as subsidiaries of Assertio Holdings after the closing of the Merger;

  •
  the Assertio board of directors' consideration of the risk that because the exchange ratio related to the consideration to be paid to Zyla stockholders is fixed, the aggregate value of the consideration to be paid by Assertio could increase between the signing of the Merger Agreement and the closing if Assertio's stock price increases;

  •
  the Assertio board of directors' consideration of the fact that Assertio shareholders will have a smaller ongoing equity participation in the combined company (and, as a result, a smaller opportunity to participate in any future earnings or growth of the combined company and future appreciation in the value of Assertio Common Stock following the Merger) than they have currently;

  •
  the possibility of non-consummation of the transactions and the potential consequences of non-consummation, including the potential negative impact on Assertio, its business and the trading price of shares of Assertio's common stock;

  •
  the risk that Assertio and Zyla might not meet their respective financial projections;

  •
  certain terms of the transaction agreements, including the restrictions on the conduct of Assertio's business until the consummation of the transactions (or the termination of the Merger Agreement), which may delay or prevent Assertio from undertaking business opportunities that may arise or negatively affect Assertio's ability to operate its business;

  •
  the Assertio board of directors' consideration that the assumption of Zyla's debt could reduce Assertio's financial flexibility;

  •
  the Assertio board of directors' consideration of the risks associated with Zyla's commercialization of the opioid Oxaydo; and

  •
  the Assertio board of directors' consideration of other risks to which the Merger and Assertio's and Zyla's respective businesses are subject, as described above under "Risk Factors."

        The foregoing discussion of the factors considered by the Assertio board of directors in making its decision is not exhaustive, but includes all the material factors considered by the Assertio board of directors. In view of the variety of material factors considered in connection with its evaluation of the Merger, the Assertio board of directors did not find it practicable to, and did not, quantify or otherwise assign relative or specific weight to any of these factors, and individual directors may have given different weight to different factors. Rather, the Assertio board of directors made its determination based on the totality of the information presented to it.

        The above explanation of the Assertio board of directors' considerations relating to the Merger is forward-looking in nature. This information should be read in light of the factors discussed above under "Cautionary Statement Regarding Forward-Looking Statements."

Zyla's Reasons for the Merger

        In the course of its evaluation of the Merger and the Merger Agreement, Zyla's board of directors held numerous meetings, consulted with Zyla's senior management, legal counsel and financial advisors, and reviewed and assessed a significant amount of information and, in reaching its decision to approve the Merger and the other transactions contemplated by the Merger Agreement, Zyla's board of directors considered a number of factors (which are not in any relative order of importance) and a substantial amount of information, including the following:

  •
  Relative Liquidity Available to Assertio.  Zyla's limited cash reserves and the risks of not having sufficient cash flow to continue to service its substantial outstanding indebtedness compared to Assertio's substantial cash liquidity, including Assertio's cash balance of approximately $40.0 million as of December 31, 2019, which carried the potential for the combined company to pay off and service outstanding indebtedness as well as invest in future growth for the benefit of stockholders;

  •
  Need for Additional Revenue Generating Products.  The potential for revenue from Assertio's products to supplement potentially declining revenue from certain of Zyla's existing products due to the increasing generic competition as well as diversifying the risk of Zyla's existing portfolio of products;

  •
  Premium to Trading Price of Zyla Common Stock.  Holders of Zyla Common Stock will be entitled to receive 2.5 shares of Assertio Holdings Common Stock for each share of Zyla Common Stock they own immediately prior to the Effective Time. The Exchange Ratio represented an equity value of $2.31 per share of Zyla Common Stock, based on the Assertio volume weighted average share price over the last 10 trading days prior to the signing of the Merger Agreement, which was a premium of approximately 71% to Zyla Common Stock closing price of $1.35 per share on March 12, 2020;

  •
  Increased Liquidity in Assertio Holdings Stock.  The currently limited trading market in Zyla Common Stock and the increased liquidity that may be available to Zyla's stockholders through receipt of the shares of Assertio Holdings Common Stock that will be traded on Nasdaq, as well as the ability to access institutional investors who may otherwise be unable to invest in an OTC-traded company;

  •
  Participation in Potential Upside.  The consideration in the Merger will consist entirely of shares of Assertio Holdings Common Stock. Zyla stockholders will own approximately 32% of the outstanding Assertio Holdings Common Stock calculated on a fully-diluted basis (treasury-stock method) following the completion of the Merger and will have an opportunity to participate in any future earnings and the growth of the combined company, including potential synergies, and any future appreciation in the value of Assertio Holdings Common Stock following the Merger;

  •
  Synergy Potential.  The synergy potential of the combined company, in particular with respect to sales and marketing, with expected synergies of approximately $40.0 million annually, as estimated by Assertio's and Zyla's management, creates a more profitable business and the potential for upside for Zyla's Stockholders;

  •
  Familiarity with Zyla's and Assertio's Businesses and Financial Condition.  Zyla's board of directors' knowledge of Zyla's business, financial condition, results of operations and prospects, as well as its knowledge of Assertio's business, financial condition, results of operations and prospects, taking into account the results of Zyla's due diligence review of Assertio. Zyla's board of directors also considered its knowledge of the current and prospective market environment in which Zyla and Assertio operate;

  •
  Consideration of Alternatives.  Zyla's board of directors' review of strategic alternatives and opportunities available to Zyla, including the risks and benefits of continuing to operate as an independent public company in its current configuration, pursuing acquisitions or licensing transactions as an independent public company and pursuing alternative strategic transactions, including the discussions that Zyla's management, Zyla's representatives and Zyla's board of directors had in 2019 with other potential strategic transaction candidates;

  •
  Negotiations with Assertio.  The benefits that Zyla and its advisors were able to obtain during its negotiations with Assertio, including an increase in Assertio's offer price per share from the beginning of the process to the end of the negotiations and generally improving the contract terms relating to transaction certainty. Zyla's board of directors believed that there was no assurance that a more favorable strategic opportunity would arise later or through any alternative transaction, and the terms and consideration reflected in the Merger Agreement was the best transaction that could be obtained by Zyla stockholders from Assertio at the time;

  •
  Financial Projections.  The financial projections prepared by Zyla's senior management for Zyla as a standalone company through 2024 and the financial projections prepared by Assertio management for Assertio as a standalone company through 2024, in each case, as summarized under "The Merger—Certain Unaudited Projections of Assertio" and "The Merger—Certain Unaudited Projections of Zyla" beginning on page 106 and 109, respectively;

  •
  Financial Advisor Opinion.  The financial presentation of MTS and its opinion to Zyla's board of directors to the effect that, as of the date of its opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Zyla's opinion, the Exchange Ratio was fair, from a financial point of view, to the holders of Zyla Common Stock, as more fully described under the caption "The Merger—Opinion of Zyla Financial Advisor" beginning on page 123;

  •
  Terms of the Merger Agreement.  Zyla's board of directors reviewed and considered the terms of the Merger Agreement, including the parties' respective representations, warranties and covenants, and the conditions to their respective obligations to consummate the Merger. See the section titled "The Agreement and Plan of Merger" beginning on page 161 for a detailed discussion of the terms and conditions of the Merger Agreement. In particular, Zyla's board of directors considered the following:

  •
  Merger Consideration.    The fixed exchange ratio of 2.5 shares of Assertio Holdings Common Stock for each share of Zyla Common Stock, by its nature, would not adjust upwards to compensate for declines, or downwards to compensate for increases, in Assertio's stock price prior to completion of the Merger;

  •
  Conditions to Closing of the Merger; Support Agreements.    The limited number and nature of the conditions to the parties' obligations to complete the Merger and the belief of Zyla's board of directors of the likelihood of satisfying such conditions in light of the parties' obligations to use reasonable best efforts to consummate and make effective, and to satisfy the conditions to, the transactions contemplated by the Merger Agreement and the likelihood that the Merger Agreement will be adopted by holders of Zyla Common Stock due to the fact that registered holders of the outstanding shares of Zyla Common Stock as of the date of the Merger Agreement entered into support agreements obligating them to vote the respective percentages of the shares of Zyla Common Stock set forth in the agreements in favor of adoption of the Merger Agreement at the Zyla Special Meeting, which covered approximately 54% of the outstanding shares of Zyla Common Stock as of March 16, 2020;

  •
  Ability to Change Recommendation to Zyla Stockholders.    Zyla's board of directors considered the provisions in the Merger Agreement that provide for the ability of Zyla's board of directors to withdraw or modify its recommendation that holders of Zyla Common Stock adopt the Merger Agreement:

  •
  following the receipt of an alternative acquisition proposal that Zyla's board of directors determines in good faith (after consultation with its outside counsel and its financial advisor) constitutes or would be reasonably likely to lead to a superior proposal (as defined in the section entitled "The Agreement and Plan of Merger—Restrictions on Zyla's Solicitations of Acquisition Proposals" beginning on page 170), subject to certain restrictions imposed by the Merger Agreement, including that Zyla's board of directors shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would reasonably be expected to constitute a breach by Zyla's board of directors of its fiduciary duties to the stockholders of Zyla under applicable law and that Assertio shall have been given an opportunity to match the superior proposal; or

      •
      in response to an intervening event (as defined in the section entitled "The Agreement and Plan of Merger—Restrictions on Zyla's Solicitations of Acquisition Proposals" beginning on page 170), subject to certain restrictions imposed by the Merger Agreement, including that Zyla's board of directors shall have determined in good faith (after consultation with its outside counsel) that the failure to take such action would constitute a breach by Zyla's board of directors of its fiduciary duties to the stockholders of Zyla under applicable law and provided Assertio with prior notice of its intention to take such action;

    •
    In addition, Zyla's board of directors considered the provisions of each of the support agreements (other than the support agreement with CRG) that provide that the support agreement will terminate if Zyla's board of directors changes its recommendation in connection with Zyla's board of directors' determination that an intervening event has occurred or with respect to a superior proposal;

    •
    Anticipated Tax Treatment.    For U.S. federal income tax purposes, it is intended that either (i) each of the Assertio Reorganization (together with Assertio LLC Conversion, if any) and Merger (together with the Zyla LLC Conversion, if any) qualifies as a reorganization within the meaning of Section 368(a) of the Code or (ii) the Merger, together with the Assertio Reorganization and the Zyla LLC Conversion, if any, qualifies as part of a transaction governed by Section 351(a) of the Code;

  •
  Termination Fee Payable by Zyla.  Zyla's board of directors considered that, in its view, the $3.4 million termination fee that could become payable by Zyla pursuant to the Merger Agreement was reasonable, would likely not deter alternative acquisition proposals and would likely not be required to be paid unless Zyla's board of directors entered into an agreement providing for a transaction that would be more favorable to the Zyla stockholders than the transactions contemplated by the Merger Agreement;

  •
  Zyla Expense Reimbursement If Assertio Stockholders Do Not Approve the Merger.  If the Merger Agreement is terminated by Assertio or Zyla as a result of Assertio's failure to obtain the requisite Assertio stockholder approval, then Assertio would be required to reimburse Zyla's reasonable, documented out-of-pocket expenses incurred on the transaction up to $1.75 million as further discussed under "The Agreement and Plan of Merger—Fees and Expenses Payable If the Merger Agreement Is Terminated" beginning on page 176;

  •
  Registered Shares.  Shares of Assertio Holdings to be issued to Zyla stockholders will be registered on a Form S-4 registration statement and will become freely tradeable; and

  •
  Availability of Appraisal Rights for Zyla Stockholders.  Holders of Zyla Common Stock who comply with the required procedures under the DGCL would be allowed to seek appraisal of the fair value of their shares of Zyla Common Stock as determined by the Delaware Court of Chancery, as further discussed under "Appraisal Rights and Dissenters' Rights of Zyla Stockholders" on page 151.

        In the course of its deliberations, Zyla's board of directors also considered a variety of risks and other countervailing factors related to the Merger, including:

  •
  the fact that the Exchange Ratio is fixed and will not be adjusted on the closing date based on the relative market values of shares of Zyla Common Stock or Assertio Holdings Common Stock, which means that the market value of the Merger Consideration or the premium received by Zyla stockholders could decrease prior to the Effective Time;

  •
  the fact that Zyla stockholders will be sharing participation of Zyla's upside with Assertio stockholders as part of the combined company;

  •
  the fact that forecasts of future results of operations and synergies are estimates based on assumptions that may not be realized within the expected time frame or at all;

  •
  the fact that Zyla stockholders would be subject to future financial, business and operational risks associated with the combined company if they retained the shares of Assertio Holdings Common Stock they receive as Merger Consideration following the Effective Time, including risks related to the implementation of the combined company's business plan and strategy, the combined company's ability to realize the anticipated benefits of the Merger on the timeline expected, or at all, litigation and contingent liabilities of Assertio (including the opioid-related investigations and litigation) that may adversely impact the combined company and its businesses, and the integration of Zyla's business with Assertio's business in an efficient and cost effective manner. Zyla's board of directors considered that the failure of any of these activities to be completed successfully may decrease the actual benefits of the Merger to the extent Zyla stockholders retain the shares of Assertio Holdings Common Stock received as Merger Consideration following the closing of the Merger;

  •
  the possible volatility, at least in the short term, of the trading price of Zyla Common Stock resulting from the announcement of the Merger;

  •
  the risk of the coronavirus pandemic making it more difficult for Assertio and Zyla to consummate the Merger, including increased difficulty in obtaining sufficient votes for the recommended proposals and other logistical challenges;

  •
  the potential effect of the Merger on Zyla's business and relationships with employees, suppliers, and other business partners;

  •
  the terms of the Merger Agreement, including covenants relating to (i) the two companies' conduct of their respective businesses during the period between the signing of the Merger Agreement and the completion of the Merger, including the requirement that the two companies' conduct business only in the ordinary course, subject to specific exceptions and (ii) the restrictions on Zyla's ability to solicit alternative transaction proposals;

  •
  the fact that Zyla may become obligated to pay Assertio a termination fee of $3.4 million in certain circumstances as further discussed under "The Agreement and Plan of Merger—Fees and Expenses Payable If the Merger Agreement Is Terminated," which could potentially deter a potential acquirer from proposing an alternative transaction that may provide value to Zyla stockholders superior to that of the proposed Merger;

  •
  the potential for litigation relating to the proposed Merger and the associated costs, burden and inconvenience involved in defending those proceedings;

  •
  the substantial expenses to be incurred in connection with the Merger, including the substantial costs of integrating the businesses of Zyla and Assertio, as well as the transaction expenses arising from the Merger;

  •
  the risk that the Merger might not be consummated in a timely manner or at all and the potential adverse effect of the public announcement of the Merger or of the delay or failure to complete the Merger on the reputation of Zyla;

  •
  the risk to the business of Zyla, operations and financial results in the event that the Merger is not consummated; and

  •
  various other risks associated with the combined company and the Merger, including those described in the sections titled "Risk Factors" and "Cautionary Statement Concerning Forward-Looking Statements."

        Zyla's board of directors also was apprised of certain interests in the Merger of Zyla's directors and executive officers that may be different from, or in addition to, the interests of Zyla's stockholders generally as discussed in "The Merger—Interests of Zyla's Directors and Officers in the Merger." beginning on page 138.

        The foregoing information and factors considered by Zyla's board of directors are not intended to be exhaustive but are believed to include all of the material factors considered by Zyla's board of directors. In view of the wide variety of factors considered in connection with its evaluation of the Merger and the complexity of these matters, Zyla's board of directors did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, individual members of Zyla's board of directors may have given different weight to different factors. Zyla's board of directors conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, the Zyla management team and the legal and financial advisors of Zyla, and considered the factors overall to be favorable to, and to support, its determination.

        This explanation of Zyla's board of directors' reasons for recommending the adoption of the Merger Agreement and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section titled "Cautionary Statement Regarding Forward-Looking Statements."

Certain Unaudited Projections of Assertio

        Assertio's management had prepared base case projections regarding Assertio's future operations for the calendar years 2020 through 2024 (the "Assertio Base Case Projections"). In connection with the proposed merger, Assertio prepared two additional sets of projections: (i) the Zyla projections provided by Zyla management and adjusted by Assertio management (the "Assertio Management-Adjusted Zyla Projections"), and (ii) pro forma projections regarding Assertio and Zyla's combined future operations for the calendar years 2021 through 2024 based on the Assertio Base Case Projections and the Assertio Management-Adjusted Zyla Projections (the "Assertio Pro Forma Projections", together with the Assertio Base Case Projections, and the Assertio Management-Adjusted Zyla Projections, the "Assertio Management Projections").

        The financial information concerning Assertio's forecast set forth below is included in this joint proxy statement/prospectus only because it was made available by Assertio's management either (1) to the Assertio Board for the purpose of evaluating the merger, (2) to Assertio's financial advisor, Stifel, for its use and reliance in connection with its financial analyses and opinion to the Assertio Board as described in the section "Opinion of Assertio's Financial Advisor" and (3) to Zyla and its advisors in connection with their review of Assertio, and such information may not be appropriate for other purposes.

        At their respective times of preparation, the Assertio Management Projections were preliminary estimates and did not reflect Assertio's normal quarterly or annual review procedures. There was not any assurance (and there remains no assurance) that the actual final results of the relevant periods would not differ from the estimates of the Assertio Management Projections, and any such differences could be material. While presented with numerical specificity, the Assertio Management Projections reflect numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Assertio's and Zyla's businesses, all of which are inherently subjective, uncertain and difficult to predict and many of which are beyond Assertio's control. As such, the Assertio Management Projections constitute forward-looking information and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted, including risks and uncertainties relating to Assertio's and Zyla's businesses (including their ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the Covid-19 pandemic, general business and economic conditions, the merger, the business of the combined company, and other factors described in this Joint Proxy Statement/Prospectus. Please see the sections entitled "Special Note Regarding Forward-Looking Statements" and "Risk Factors". The Assertio Management Projections also reflect numerous variables, expectations and assumptions available at the time that they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Assertio Management Projections.

        There can be no assurance that the projected results will be realized or that actual results will not be significantly different than projected. Assertio's ability to forecast its results has been limited and, accordingly, the inclusion of a summary of the Assertio Management Projections in this Joint Proxy Statement/Prospectus should not be regarded as an indication that any of Assertio, Zyla or their respective officers, directors, employees, affiliates, advisors or representatives considered the Assertio Management Projections to be necessarily achievable or predictive of any actual future events, and the Assertio Management Projections should not be relied upon as such nor should the information contained in the Assertio Management Projections be considered appropriate for other purposes. None of Assertio, Zyla or their respective officers, directors, employees, affiliates, advisors or representatives can give you any assurance that actual results will not differ materially from the Assertio Management Projections, and Assertio does not undertake any obligation to update or otherwise revise or reconcile the Assertio Management Projections to reflect circumstances existing after the date the Assertio Management Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be inappropriate. Since the forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. None of Assertio or its officers, directors, employees, affiliates, advisors, or representatives has made or makes any representation to any shareholder or other person regarding Assertio's or Zyla's ultimate performance compared to the information contained in the Assertio Management Projections or that the forecasted results will be achieved. Assertio has made no representation to Zyla, in the merger agreement or otherwise, concerning the Assertio Management Projections.

        The Assertio Management Projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the merger, or any events related to COVID-19. The Assertio Management Projections do not take into account the effect of any failure to occur of the merger and should not be viewed in that context.

        The Assertio Management Projections were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles or the published guidelines of the SEC regarding forecasts for preparation and presentation of prospective financial information but, in the view of Assertio's management, were prepared on a reasonable basis. The Assertio Management Projections were prepared by, and are the responsibility of, Assertio's management. Neither Assertio's independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the following Assertio Management Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Assertio Management Projections. This information is not factual and should not be relied upon as being necessarily indicative of actual future results, and readers of this document are urged not to place undue reliance on the prospective financial information set forth below. The report of Ernst & Young LLP incorporated by reference in this Joint Proxy Statement/Prospectus relates to Assertio's previously issued financial statements. It does not extend to the Assertio Management Projections and should not be read to do so.

        The inclusion of the Assertio Management Projections is not deemed an admission or representation by Assertio that the Assertio Management Projections are viewed by Assertio as material information of Assertio. The Assertio Management Projections are not included in this proxy statement/prospectus in order to induce any Assertio shareholder to approve the Assertio merger proposal.

        In light of the foregoing factors and uncertainties inherent in financial projections, shareholders are cautioned not to place undue reliance, if any, on the Assertio Management Projections.

        ASSERTIO DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ASSERTIO MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE INAPPROPRIATE, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS.

        The Assertio Management Projections include certain non-GAAP financial measures, including EBIT. Non-GAAP financial measures should not be considered in isolation from, or a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Assertio management in preparing the Assertio Management Projections may not be comparable to similarly titled amounts used by other companies. Assertio has not provided a reconciliation of GAAP financial measures to non-GAAP financial measures, due to the uncertainty and variability of the nature and amount of future charges and costs. Accordingly, such a reconciliation is not available without unreasonable effort.

        Subject to the foregoing qualifications, the following is a selected summary of the Assertio Management Projections:

Assertio Management Base Case Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$60	$51	$48	$40	$44
Gross Profit(2)	$55	$47	$43	$36	$39
EBIT(3)	$(40)	$(26)	$(14)	$(14)	$(6)

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization, restructuring and stock-based compensation.

Assertio Management-Adjusted Zyla Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$89	$104	$104	$94	$92
Gross Profit(2)	$73	$87	$86	$72	$69
EBIT(3)	$(5)	$8	$7	$(0)	$(2)

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization, restructuring and stock-based compensation.

Assertio Pro Forma Projections

(in millions)	2021E	2022E	2023E	2024E
Net Revenue(1)	$162	$159	$141	$143
Gross Profit(2)	$139	$135	$115	$115
EBIT(3)	$5	$11	$9	$14

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization, restructuring and stock-based compensation.

 Certain Unaudited Projections of Zyla

        Zyla historically has publicly made available its management objectives for the current fiscal year, but has been cautious of issuing management objectives or making forecasts or projections for longer periods given the unpredictability of the underlying assumptions and estimates and lack of long-term visibility. Zyla's management had prepared projections regarding Zyla's future operations for the calendar years 2020 through 2023 (the "Zyla Original Case Projections"). In connection with the proposed merger, Zyla Management, with the assistance of MTS, prepared four additional sets of projections: (i) the Zyla Original Case Projections extended through 2024 and assuming generic competition starting in 2022 (the "Zyla Base Case Projections"), (ii) the Zyla Original Case Projections extended through 2024 but assuming generic competition starting in 2024 (the "Zyla Optimistic Case Projections"), (iii) the Assertio projections provided by Assertio management and adjusted by Zyla management (the "Zyla Management-Adjusted Assertio Projections"), and (iv) pro forma projections regarding Zyla and Assertio's combined future operations for the calendar years 2020 through 2024 based on the Zyla Base Case Projections and the Zyla Management-Adjusted Assertio Projections (the "Zyla Pro Forma Projections", together with the Zyla Original Case Projections, the Zyla Optimistic Case Projections and the Zyla Management-Adjusted Assertio Projections, the "Zyla Management Projections").

        The financial information concerning Zyla's forecast set forth below is included in this joint proxy statement/prospectus only because it was made available by Zyla's management either (1) to Zyla's board of directors for the purpose of evaluating the merger, or (2) to Zyla's financial advisor, MTS, for its use and reliance in connection with its financial analyses and opinion to Zyla's board of directors as described in the section "Opinion of Zyla's Financial Advisor" or (3) to Assertio and its advisors in connection with their review of Zyla, and such information may not be appropriate for other purposes.

        At their respective times of preparation, the Zyla Management Projections were preliminary estimates and did not reflect Zyla's normal quarterly or annual review procedures. There was not any assurance (and there remains no assurance) that the actual final results of the relevant periods would not differ from the estimates of the Zyla Management Projections, and any such differences could be material. While presented with numerical specificity, the Zyla Management Projections reflect numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Zyla's business, all of which are inherently subjective, uncertain and difficult to predict and many of which are beyond Zyla's control. As such, the Zyla Management Projections constitute forward-looking information and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted, including risks and uncertainties relating to Zyla's business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the COVID-19 pandemic, general business and economic conditions, the merger, the business of the combined company, and other factors described in this Joint Proxy Statement/Prospectus. Please see the sections entitled "Special Note Regarding Forward-Looking Statements" and "Risk Factors". The Zyla Management Projections also reflect numerous variables, expectations and assumptions available at the time that they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Zyla Management Projections.

        There can be no assurance that the projected results will be realized or that actual results will not be significantly different than projected. Zyla's ability to forecast its results has been limited and, accordingly, the inclusion of a summary of the Zyla Management Projections in this Joint Proxy Statement/Prospectus should not be regarded as an indication that any of Zyla, Assertio or their respective officers, directors, employees, affiliates, advisors or representatives considered the Zyla Management Projections to be necessarily achievable or predictive of any actual future events, and the Zyla Management Projections should not be relied upon as such nor should the information contained in the Zyla Management Projections be considered appropriate for other purposes. None of Zyla, Assertio or their respective officers, directors, employees, affiliates, advisors or representatives can give you any assurance that actual results will not differ materially from the Zyla Management Projections, and Zyla does not undertake any obligation to update or otherwise revise or reconcile the Zyla Management Projections to reflect circumstances existing after the date the Zyla Management Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be inappropriate. Since the forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. None of Zyla or its officers, directors, employees, affiliates, advisors, or representatives has made or makes any representation to any shareholder or other person regarding Zyla's ultimate performance compared to the information contained in the Zyla Management Projections or that the forecasted results will be achieved. Zyla has made no representation to Assertio, in the Merger Agreement or otherwise, concerning the Zyla Management Projections.

        The Zyla Management Projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the merger, or any events related to COVID-19. The Zyla Management Projections do not take into account the effect of any failure of the merger to occur and should not be viewed in that context.

        The Zyla Management Projections were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles or the published guidelines of the SEC regarding forecasts for preparation and presentation of prospective financial information but, in the view of Zyla's management, were prepared on a reasonable basis. The Zyla Management Projections were prepared by, and are the responsibility of, Zyla's management. Neither Zyla's independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the following Zyla Management Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Zyla Management Projections. This information is not factual and should not be relied upon as being necessarily indicative of actual future results, and readers of this document are urged not to place undue reliance on the prospective financial information set forth below. The report of Ernst & Young LLP included in this Joint Proxy Statement/Prospectus relates to Zyla's previously issued financial statements. It does not extend to the Zyla Management Projections and should not be read to do so.

        The inclusion of the Zyla Management Projections is not deemed an admission or representation by Zyla that the Zyla Management Projections are viewed by Zyla as material information of Zyla or Assertio. The Zyla Management Projections are not included in this proxy statement/prospectus in order to induce any Zyla shareholder to approve the Merger Proposal.

        In light of the foregoing factors and uncertainties inherent in financial projections, shareholders are cautioned not to place undue reliance, if any, on the Zyla Management Projections.

        ZYLA DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ZYLA MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE INAPPROPRIATE, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS.

        The Zyla Management Projections include certain non-GAAP financial measures, including EBIT, NOPAT and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Zyla management in preparing the Zyla Management

Projections may not be comparable to similarly titled amounts used by other companies. Zyla has not provided a reconciliation of GAAP financial measures to non-GAAP financial measures, due to the uncertainty and variability of the nature and amount of future charges and costs. Accordingly, such a reconciliation is not available without unreasonable effort.

        Subject to the foregoing qualifications, the following is a selected summary of the Zyla Management Projections:

Zyla Management Original Case Projections

(in millions)	2020E	2021E	2022E	2023E
Gross Revenue	$224	$224	$249	$277
Net Revenue(1)	$109	$149	$166	$184
Operating Income(2)	$16	$53	$67	$81
Net Income(3)	$4	$38	$54	$70

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Operating income consists of net revenue less cost of goods sold, general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization and stock-based compensation.

(3)
Net income consists of operating income less interest expenses plus proceeds from asset divestitures.

Zyla Management Base Case Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$109	$127	$119	$133	$101
Gross Profit(2)	$93	$112	$106	$119	$90
EBIT(3)	$16	$34	$26	$37	$4
NOPAT(4)	$16	$32	$23	$31	$4
Unlevered Free Cash Flow(5)	$3	$41	$34	$45	$18

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization and stock-based compensation.

(4)
NOPAT consists of EBIT less taxes.

(5)
Unlevered free cash flow consists of NOPAT plus depreciation & amortization and proceeds from asset divestitures, less Indocin royalty expenses and changes in working capital.

Zyla Management Optimistic Case Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$109	$149	$166	$184	$73
Gross Profit(2)	$93	$130	$147	$164	$63
EBIT(3)	$16	$53	$67	$81	$4
NOPAT(4)	$16	$47	$57	$69	$4
Unlevered Free Cash Flow(5)	$3	$55	$62	$73	$19

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization and stock-based compensation

(4)
NOPAT consists of EBIT less taxes.

(5)
Unlevered free cash flow consists of NOPAT plus depreciation & amortization and proceeds from asset divestitures, less Indocin royalty expenses and changes in working capital.

Zyla Management-Adjusted Assertio Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$57	$61	$54	$56	$62
Gross Profit(2)	$52	$56	$49	$50	$55
EBIT(3)	$(14)	$(8)	$(5)	$(4)	$(0)
NOPAT(4)	$(14)	$(8)	$(5)	$(4)	$(0)
Unlevered Free Cash Flow(5)	$18	$13	$(3)	$(4)	$(0)

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization and stock-based compensation.

(4)
NOPAT consists of EBIT less taxes.

(5)
Unlevered free cash flow consists of NOPAT plus depreciation & amortization and Gralise payments received, less changes in working capital.

Zyla Pro Forma Projections

(in millions)	2020E	2021E	2022E	2023E	2024E
Net Revenue(1)	$166	$188	$174	$189	$163
Gross Profit(2)	$145	$168	$155	$169	$145
EBIT(3)	$25	$69	$67	$79	$51
NOPAT(4)	$24	$66	$56	$62	$41
Unlevered Free Cash Flow(5)	$43	$94	$66	$77	$54

(1)
Net revenue consists of gross revenue less pricing adjustments.

(2)
Gross Profit consists of net revenue less cost of goods sold.

(3)
EBIT consists of gross profit less general & administrative expenses, sales & marketing expenses, research & development expenses, depreciation & amortization and stock-based compensation.

(4)
NOPAT consists of EBIT less income taxes.

(5)
Unlevered free cash flow consists of NOPAT plus depreciation & amortization, proceeds from asset divestitures and Gralise payments received, less Indocin royalty expenses and changes in working capital.

Opinion of Assertio's Financial Advisor

        Assertio engaged Stifel to act as its financial advisor in connection with the Merger. On March 16, 2020, Stifel delivered to the Assertio Board its oral opinion, subsequently confirmed in writing by delivery of a written opinion dated March 16, 2020 (the "Stifel Opinion"), that, as of that date and based upon and subject to the various limitations, matters, qualifications and assumptions set forth therein, the aggregate number of shares of Assertio Holdings Common Stock to be issued by Assertio Holdings in the Merger upon the conversion of outstanding shares of Zyla Common Stock to holders of shares of Zyla Common Stock pursuant to the Merger Agreement was fair to Assertio, from a financial point of view.

        Assertio did not impose any limitations on Stifel with respect to the investigations made or procedures followed in rendering the Stifel Opinion. In selecting Stifel, the Assertio Board considered, among other things, the fact that Stifel is a reputable investment banking firm with substantial experience advising companies in the healthcare and specialty pharmaceutical sectors and in providing strategic advisory services in general. Stifel, as part of its investment banking business, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of business, Stifel and its clients may transact in the equity securities of Assertio and Zyla and may at any time hold a long or short position in such securities.

        The full text of the written Stifel Opinion that Stifel delivered to the Assertio Board is attached to this Joint Proxy/Prospectus as Annex B and is incorporated into this document by reference. The summary of the Stifel Opinion set forth in this Registration Statement is qualified in its entirety by reference to the full text of the Stifel Opinion. Assertio stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and limits of the review undertaken by Stifel in connection with the Stifel Opinion.

        The Stifel Opinion was for the information of, and directed to, the Assertio Board for its information and assistance in connection with its consideration of the financial terms of the Merger. The Stifel Opinion did not constitute a recommendation to the Assertio Board or any other person as to how the Assertio Board or any other person should vote or otherwise act with respect to the Merger or any other matter, or to any stockholder of Assertio Therapeutics, Assertio Holdings or Zyla as to how any such stockholder should vote or act with respect to the Merger or any other matter, or whether or not any stockholder of Assertio, Assertio Holdings or Zyla should enter into a voting, stockholders' or affiliates' agreement with respect to the Merger or exercise any dissenters', appraisal or similar rights that may be available to such stockholder. In addition, the Stifel Opinion did not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to Assertio or Assertio Holdings and did not address the underlying business decision of the Assertio Board, Assertio Therapeutics or Assertio Holdings to proceed with or effect the Merger.

        In connection with the Stifel Opinion, Stifel, among other things:

  •
  reviewed the financial terms contained in a draft dated March 15, 2020 of the Merger Agreement;

  •
  reviewed certain publicly available financial and other information for Assertio and Zyla, respectively, and certain other relevant financial and operating data of Assertio and Zyla furnished to Stifel by the management of Assertio and Zyla, respectively, and utilized per the instruction of Assertio;

  •
  reviewed and analyzed certain relevant historical financial and operating data concerning Assertio and Zyla furnished to Stifel by the management of Assertio and Zyla, respectively, and utilized per the instruction of Assertio;

  •
  reviewed and analyzed certain internal financial analyses, financial projections, reports and other information concerning Assertio and Zyla prepared by the management of Assertio, including projections for each of Assertio and Zyla provided by the management of Assertio (the "Assertio Projections" and the "Zyla Projections," respectively), and utilized per instruction of Assertio;

  •
  reviewed pro forma projections for Assertio and Zyla giving effect to the Merger (the "Pro Forma Projections"), provided to Stifel by the management of Assertio, and utilized per instruction of Assertio;

  •
  discussed with certain members of the management of Assertio the historical and current business operations, financial condition and prospects of Assertio and Zyla and such other matters as Stifel deemed relevant;

  •
  reviewed and analyzed certain operating results of Assertio and Zyla as compared to the operating results and the reported price and trading histories of certain publicly traded companies that Stifel deemed relevant;

  •
  reviewed and analyzed certain financial terms of the Merger as compared to the financial terms of certain selected business combinations that Stifel deemed relevant for Zyla;

  •
  reviewed and analyzed, based on the Assertio Projections and the Zyla Projections, the cash flows generated by Assertio and Zyla on stand-alone bases to determine the respective present values of those discounted cash flows;

  •
  reviewed certain pro forma financial effects of the Merger;

  •
  considered the results of Assertio's efforts and Stifel's efforts, at the direction of Assertio, to explore certain strategic and financial alternatives potentially involving selected third parties with respect to a transaction involving Assertio and its assets; and

  •
  reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as Stifel deemed relevant for purposes of Stifel's

    Opinion. In addition, Stifel took into account Stifel's assessment of general economic, market and financial conditions and Stifel's experience in other transactions, as well as Stifel's experience in securities valuations and Stifel's general knowledge of the industry in which Assertio and Zyla operate.

        In conducting its review and rendering the Stifel Opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of Assertio or Zyla, or that was otherwise reviewed by Stifel, and Stifel did not assume any responsibility for independently verifying any of such information. With respect to the financial forecasts and projections supplied to Stifel by Assertio (including, without limitation, the Assertio Projections (which Assertio Projections include, without limitation, projections with respect to payments to be received by Assertio pursuant to its prior sale of its Gralise product), the Zyla Projections and the Pro Forma Projections), Stifel assumed, at the direction of Assertio, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Assertio as to the future operating and financial performance of Assertio and Zyla, as applicable, and that they provided a reasonable basis upon which Stifel could form its Opinion. Without limiting the generality of the foregoing, Stifel relied upon and assumed, at the direction of Assertio, the accuracy and completeness of the stand-alone balance sheet as at March 31, 2020, of each of Assertio and Zyla, in each case as provided to Stifel by management of Assertio, including, without limitation, that all of the outstanding convertible notes of Assertio will be repurchased by Assertio prior to such date. All such forecasts and projections were not prepared with the expectation of public disclosure. All such forecasted and projected financial information was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such forecasted and projected financial information. Stifel relied on this forecasted and projected information without independent verification or analyses and did not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel expressed no opinion as to the Assertio Projections, the Zyla Projections, the Pro Forma Projections or any other estimates, forecasts or projections or the assumptions on which they were made. Stifel also relied upon and assumed, without independent verification, at the direction of Assertio, the value of Assertio's investment in NES Therapeutics, Inc. and the valuation of Assertio's warrant to acquire shares of the common stock of Collegium Pharmaceutical, Inc., in each case as provided by Assertio management.

        Stifel also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Assertio or Zyla since the date of the last financial statements of each company made available to Stifel. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of either Assertio's or Zyla's assets or liabilities, nor was Stifel furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumed no responsibility for their accuracy.

        Stifel assumed, with the Assertio Board's consent, that there were no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger would be satisfied and not waived. In addition, Stifel assumed that the Agreement would not differ materially from the draft Stifel reviewed. Stifel also assumed that the Merger would be consummated substantially on the terms and conditions described in the Agreement and by the management of Assertio, without any waiver of material terms or conditions by Assertio or any other party and without any anti-dilution or other adjustment to the Merger Consideration, that obtaining any necessary regulatory or other approvals or satisfying any other conditions for consummation of the Merger would not have an adverse effect on Assertio, Zyla or the Merger and that the Assertio Reorganization and the Zyla Indenture Amendment would be consummated on the terms described to Stifel by the management of Assertio. Stifel assumed that the Merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange, and all other applicable federal, state and foreign statutes, rules and regulations. Stifel further assumed that Assertio has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Assertio, the Merger and the Agreement.

        Stifel's Opinion was limited to whether, as of the date of the Opinion, the Merger Consideration to be issued by Assertio Holdings in the Merger pursuant to the Agreement was fair to Assertio, from a financial point of view, and did not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on Assertio Therapeutics, Assertio Holdings or Zyla or their stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Without limiting the generality of the foregoing (including without limitation Stifel's assumptions regarding the consummation of the Assertio Reorganization and the Zyla Indenture Amendment), Stifel's opinion does not address any terms, aspects or implications of the Assertio Reorganization or the Zyla Indenture Amendment. Stifel's Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Assertio Board or Assertio; (ii) the legal, financial reporting, tax, accounting or regulatory consequences of the Assertio Reorganization or the Merger on Assertio Therapeutics, Assertio Holdings or the holders of Assertio Therapeutics' or Assertio Holdings' capital stock, including, without limitation, whether or not the Merger will qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code or as a transaction qualifying for nonrecognition of gain and loss under Section 351(a) of the Internal Revenue Code; (iii) the fairness of the amount or nature of any compensation to any of Assertio Therapeutics' or Assertio Holdings' officers, directors or employees, or class of such persons, relative to the compensation to the holders of Assertio Therapeutics' or Assertio Holdings' securities; or (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of Assertio Therapeutics' or Assertio Holdings, or any class of securities of any other party to any transaction contemplated by the Merger Agreement. Furthermore, Stifel does not express any opinion herein as to the prices, trading range or volume at which Assertio's or Zyla's securities will trade following public announcement of the Merger or at which Assertio Holdings' securities will trade following consummation of the Merger.

        Stifel's Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to Stifel by or on behalf of Assertio or its advisors, or information otherwise reviewed by Stifel as of, the date of its Opinion. It is understood that subsequent developments may affect the conclusion reached in its Opinion and that Stifel does not have any obligation to update, revise or reaffirm its Opinion. Further, as the Assertio Board is aware, the credit, financial and stock markets have been experiencing unusual volatility and Stifel expresses no opinion or view as to any potential effects of such volatility on Assertio Therapeutics, Assertio Holdings, Zyla or the Merger.

        Stifel is not a legal, tax, regulatory or bankruptcy advisor. Stifel has not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the various federal banking agencies, the SEC, or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Stifel's Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of Assertio Therapeutics, Assertio Holdings or Zyla. The Stifel Opinion was approved by Stifel's fairness opinion committee.

        In accordance with customary investment banking practice, Stifel employed generally accepted valuation methods and financial analyses in reaching the Stifel Opinion. The following is a brief summary of the material financial analyses performed by Stifel in arriving at the Stifel Opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Stifel, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The summary text describing each financial analysis does not constitute a complete description of Stifel's financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with the Stifel Opinion. Rather, Stifel made its determination as to the fairness, from a financial point of view, to Assertio of the Merger Consideration to be issued by Assertio Holdings in the Merger pursuant to the Agreement on the basis of its experience and professional judgment after considering the results of all of the analyses performed.

        Except as otherwise noted, the information utilized by Stifel in its analyses, to the extent based on market data, was based on market data as it existed on or before March 13, 2020 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

        Stifel was informed by Assertio management that the Exchange Ratio in the Merger will result in holders of Zyla Common Stock owning approximately 32% of the shares of Assertio Holdings Common Stock outstanding immediately after the closing of the Merger, calculated on a fully diluted basis (treasury-stock method).

        In connection with the Stifel Opinion, Stifel conducted an analysis of the ratios of the pre-Merger stand-alone equity value of Assertio relative to the pre-Merger stand-alone equity value of Zyla, in each case as implied by valuation analyses conducted by Stifel and described below. In conducting its analysis, Stifel used three primary methodologies: selected publicly traded companies analysis, selected precedent transactions analysis and discounted cash flow (referred to as DCF) analysis.

  Selected Publicly Traded Companies Analysis.

  Assertio:

        Stifel reviewed certain publicly available financial information for eleven publicly traded specialty pharmaceutical companies whose value is driven primarily by one or a limited number of commercial products in the same therapeutic category launched prior to 18 months prior to March 13, 2020, marketed primarily in the U.S. with a sales force and with no or limited pipeline. The analysis only included companies with $20 million to $250 million in projected 2019, 2020 and 2021 sales and with less than $35 million in projected research and development expenses in 2020, as obtained from publicly available sources, which are largely confined to drug delivery or reformulation of existing molecules, and excluded companies selling OTC, generic and biodefense drugs. The selected publicly traded companies used in Stifel's analysis of Assertio were:

  •
  Acorda Therapeutics, Inc.

  •
  Adamas Pharmaceuticals, Inc.

  •
  Adamis Pharmaceuticals Corporation

  •
  Alimera Sciences, Inc.

  •
  Aquestive Therapeutics, Inc.

  •
  BioDelivery Sciences International, Inc.

  •
  Cumberland Pharmaceuticals Inc.

  •
  Neos Therapeutics, Inc.

  •
  OptiNose, Inc.

  •
  VIVUS, Inc.

  •
  Zyla

        For each of the selected publicly traded companies, Stifel calculated an enterprise value (calculated as equity value based on closing stock prices on March 13, 2020, plus total debt less cash and equivalents, as obtained from publicly available sources). Stifel then calculated the implied projected revenue multiples for each of these companies (calculated as enterprise value divided by projected revenue for each of 2020, 2021, 2022 and 2023, as obtained from publicly available sources). The median and mean multiples for the selected publicly traded companies implied by this analysis are set forth in the following table:

	2020	2021	2022	2023
Median	1.54x	1.07x	0.73x	0.57x
Mean	1.60x	1.21x	0.98x	0.68x
        Stifel then applied these revenue multiples to the corresponding annual Assertio projected revenue statistics for 2020, 2021, 2022 and 2023 (as provided in the Assertio Projections, and calculated by multiplying each statistic by the corresponding median and mean revenue multiples of the selected publicly traded companies) to determine a range of implied enterprise values for Assertio. Based on these implied enterprise value ranges, Stifel calculated a range of implied equity values for Assertio (calculated as enterprise value plus cash and equivalents less total debt). Stifel then added to these equity values the following three values, in each case at the direction of Assertio (collectively, the "Assertio Adjustments"): (i) the net present value of estimated future royalty payments associated with Assertio's sale of Gralise, provided by Assertio management and discounted at a discount rate range of 14.0%–16.0% ($40.1–$40.6 million); (ii) the Black-Scholes value of a certain warrant to acquire shares of Collegium Pharmaceutical ($2.9 million); and (iii) the value of Assertio's investment in NES Therapeutics, a privately held company, which was provided by Assertio management ($6.8 million). The resultant implied equity value range for Assertio is set forth in the table below:

	Low	High
Assertio Implied Equity Value	$133.4 million	$186.5 million

  Zyla:

        Stifel reviewed certain publicly available financial information for eleven publicly traded specialty pharmaceutical companies whose value is driven primarily by one or a limited number of commercial products in the same therapeutic category launched prior to 18 months prior to March 13, 2020, marketed primarily in the U.S. with a sales force and with no or a limited pipeline. The analysis only included companies with $20 million to $250 million in projected 2019, 2020 and 2021 sales and with less than $35 million in projected research and development expenses in 2020, as obtained from publicly available sources, which are largely confined to drug delivery or reformulation of existing molecules, and excluded companies selling OTC, generic and biodefense drugs. The selected publicly traded companies used in Stifel's analysis of Zyla were:

  •
  Acorda Therapeutics, Inc.

  •
  Adamas Pharmaceuticals, Inc.

  •
  Adamis Pharmaceuticals Corporation

  •
  Alimera Sciences, Inc.

  •
  Aquestive Therapeutics, Inc.

  •
  Assertio Therapeutics, Inc.

  •
  BioDelivery Sciences International, Inc.

  •
  Cumberland Pharmaceuticals Inc.

  •
  Neos Therapeutics, Inc.

  •
  OptiNose, Inc.

  •
  VIVUS, Inc.

        For each of the selected companies, Stifel calculated an enterprise value (calculated as equity value based on closing stock prices on March 13, 2020, plus total debt less cash and equivalents, as obtained from publicly available sources). Stifel then calculated the implied projected revenue multiples for each of these companies (calculated as enterprise value divided by projected revenue for each of 2020, 2021, 2022 and 2023, as obtained from publicly available sources). The median and mean revenue multiples for the selected publicly traded companies implied by this analysis are set forth in the following table:

	2020	2021	2022	2023
Median	1.54x	1.07x	0.73x	0.57x
Mean	1.60x	1.21x	0.98x	0.68x

        Stifel then applied these revenue multiples to the corresponding annual Zyla projected revenue statistics for 2020, 2021, 2022 and 2023 (as provided in the Zyla Projections, and calculated by multiplying each statistic by the corresponding median and mean revenue multiples of the selected publicly traded companies) to determine a range of implied enterprise values for Zyla. Based on the low and high of these enterprise value ranges, Stifel calculated a range of implied equity values for Zyla (calculated as enterprise value plus cash and equivalents less total debt), which range is set forth in the table below:

	Low	High
Zyla Implied Equity Value	$14.6 million	$44.9 million

  Relative:

        Based on these analyses, Stifel compared the low value of the Zyla implied equity value range to the high value of the Assertio implied equity value range, and the high value of the Zyla implied equity value range to the low value of the Assertio implied equity value range. This analysis yielded a range of implied ownership percentages for Zyla, as set forth in the following table:

	Low	High
Zyla Implied Ownership Percentage	7.3%	25.2%

        Stifel selected the publicly traded companies used in the analysis of Assertio and Zyla on the basis of various factors, including the size of the companies, the current phase of the companies' life cycles and the similarity of the lines of business, although, as noted above, no company used in this analysis is identical to either Assertio or Zyla. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics of the selected companies and other factors.

  Selected Precedent Transactions Analysis.

  Zyla:

        Stifel reviewed certain publicly available information for 21 business combinations announced subsequent to January 1, 2012, involving specialty pharmaceutical companies with less than $250 million in LTM, TY and TY+1 revenue, as obtained from publicly available sources. The analysis only included target companies whose value was driven primarily by one or a limited number of commercial products in the same therapeutic category launched prior to 18 months prior to transaction announcement, marketed primarily in the U.S. with a sales force and with no or limited pipeline, and excluded transactions involving OTC, generic, non-oncology orphan and biodefense drugs. The selected precedent transactions are set forth in the table below:

Selected Precedent Transactions

Date	Target	Acquiror
1/17/2019	Spectrum Pharmaceuticals' Marketed Portfolio	Acrotech Biopharma L.L.C.
8/28/2018	Adapt Pharma	Emergent BioSolutions
8/3/2018	Allergan's US Medical Dermatology Portfolio	Almirall
4/23/2018	Orexigen Therapeutics	Nalpropion Pharmaceuticals, Inc.
1/30/2017	Mallinckrodt Intrathecal Therapy Business	Piramal Enterprises Limited
5/23/2016	XenoPort, Inc.	Arbor Pharmaceuticals, LLC
5/9/2016	The Medicines Company, Non-Core Cardiovascular Assets	Chiesi Farmaceutici S.p.A.
12/18/2015	The Medicines Company, Hematology Business	Mallinckrodt plc
12/16/2015	Takeda Pharmaceutical Company, Respiratory Business	AstraZeneca
2/11/2014	Cadence Pharmaceuticals Inc.	Mallinckrodt plc
2/3/2014	PreCision Dermatology	Valeant
12/17/2013	Aqua Pharmaceuticals	Almirall S.A.
9/16/2013	Cornerstone Therapeutics	Chiesi Farmaceutici S.p.A.
4/29/2013	Actient Pharmaceuticals	Auxilium Pharmaceuticals
11/8/2012	DUSA Pharmaceuticals	Sun Pharmaceutical
9/24/2012	CNS Therapeutics	Mallinckrodt (Covidien)
9/6/2012	Jazz Pharmaceuticals' Women's Health Business	Meda AB
6/15/2012	OraPharma, Inc.	Valeant
5/14/2012	EKR Therapeutics, Inc.	Cornerstone Therapeutics Inc.
4/5/2012	Allos Therapeutics	Spectrum Pharmaceuticals
3/26/2012	ISTA Pharmaceuticals, Inc.	Bausch & Lomb Inc.

        For each of the selected precedent transactions, Stifel calculated the implied revenue multiples (calculated as enterprise value divided by projected revenue for each of LTM, TY and TY+1, as obtained from publicly available sources). The median and mean multiples for the selected precedent transactions implied by this analysis are set forth in the following table:

	LTM	TY	TY+1
Median	2.99x	3.52x	3.18x
Mean	3.79x	3.74x	3.27x

        Stifel then applied these multiples to the relevant annual Zyla projected revenue statistics for 2020, 2021, 2022 and 2023 (as provided in the Zyla Projections, and calculated by multiplying each statistic by the corresponding mean and median revenue multiples) to determine a range of implied enterprise values for Zyla. Stifel then discounted these enterprise values to present value at a rate of 17.0%, the midpoint of Zyla's discount rate range of 16.0% to 18.0%, based on Zyla's weighted average cost of capital, considering Zyla's company specific circumstances and Stifel's judgement. Based on the low and high of these discounted enterprise value ranges, Stifel calculated a range of implied equity values for Zyla (calculated as enterprise value plus cash and equivalents less total debt), as set forth in the table below:

	Low	High
Zyla Implied Equity Value	$58.4 million	$242.4 million

  Relative:

        Stifel compared the low value of the Zyla implied equity value implied by the selected precedent transaction analysis to the high value of the Assertio implied equity value implied by the selected publicly traded companies analysis for Assertio and the high value of the Zyla implied equity value implied by the selected precedent transaction analysis to the low value of the Assertio implied equity value implied by the selected publicly traded companies analysis for Assertio. Stifel did not conduct a selected precedent transactions analysis for Assertio, as Assertio stockholders will retain a substantial majority of the outstanding shares of the pro forma entity following the Merger. This analysis yielded a range of implied ownership percentages for Zyla, as set forth in the following table:

	Low	High
Zyla Implied Ownership Percentage	23.9%	64.5%

        Stifel selected the business combination transactions on the basis of various factors, including the size of the target company, the current phase of the companies' life cycles and the similarity of the lines of business, as of the time of the announcement of the transaction, although, as noted above, no transaction used in this analysis is identical to the Merger. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics associated with each of the transactions and other factors.

  Discounted Cash Flow Analysis.

  Assertio:

        Stifel used the Assertio Projections to perform a discounted cash flow analysis of Assertio. Stifel calculated the terminal value of Assertio's projected unlevered free cash flow by applying a range of perpetuity growth rates of (28.0%) to (38.0%), as provided by and instructed by Assertio management, to Assertio's projected calendar year 2029 free cash flow. Stifel then discounted the cash flows to present values using discount rates ranging from 14.0% to 16.0%, based on Assertio's weighted average cost of capital, considering Assertio's company-specific circumstances and Stifel's judgment. This analysis yielded a range of implied enterprise values for Assertio from which Stifel calculated a range of implied equity values for Assertio (calculated as enterprise value plus cash and equivalents less total debt) to which Stifel added the Assertio Adjustments. The resultant implied equity values for Assertio are set forth in the table below:

	Low	High
Assertio Implied Equity Value	$52.8 million	$53.1 million

  Zyla:

        Stifel used the Zyla Projections to perform a discounted cash flow analysis of Zyla. Stifel calculated the terminal value of the projected unlevered free cash flow by applying a range of perpetuity growth rates of (5.0%) to (15.0%), as provided by and instructed by Assertio management, to Zyla's projected calendar year 2029 free cash flow. Stifel then discounted the cash flows to present values using discount rates ranging from 16.0% to 18.0%, based on Zyla's weighted average cost of capital, considering Zyla's company-specific circumstances and Stifel's judgement. This analysis yielded a range of implied enterprise values for Zyla from which Stifel calculated a range of implied equity values for Zyla (calculated as enterprise value plus cash and equivalents less total debt). The resultant implied equity values for Assertio are set forth in the table below:

	Low	High
Zyla Implied Equity Value	$18.1 million	$32.2 million

  Relative:

        Based on these analyses, Stifel compared the low value of the Zyla DCF analysis to the high value of the Assertio DCF analysis and the high value of the Zyla DCF analysis to the low value of the Assertio DCF analysis. This analysis yielded a range of implied ownership percentages for Zyla, as set forth in the following table:

	Low	High
Zyla Implied Ownership Percentage	25.4%	37.9%

  Miscellaneous.

        No individual methodology was given a specific weight, nor should any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison is identical to Assertio or Zyla or the Merger, and they all differ in material ways. Accordingly, an analysis of the results described above is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared.

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at the Stifel Opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Stifel believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Stifel's analyses and the Stifel Opinion; therefore, the ranges of valuations and relative valuations resulting from any particular analysis described above should not be taken to be Stifel's view of the actual valuation of either Assertio or Zyla or their relative valuation.

        Stifel is acting as financial advisor to Assertio in connection with the Merger. Assertio agreed to pay Stifel a fee of $1,250,000 for its services, $750,000 of which became payable upon the delivery of the Stifel Opinion, and the remaining portion of which is contingent upon the completion of the Merger. Stifel previously acted as financial advisor to Assertio in connection with the sale of certain assets of its NUCYNTA business to Collegium in February 2020, for which Stifel is entitled to receive or has received compensation. In addition, Assertio has also agreed to pay Stifel an additional fee of $1,000,000 following closing of the Merger if certain milestones are met. Assertio has also agreed to reimburse Stifel for its expenses incurred in connection with Stifel's engagement and to indemnify Stifel and its affiliates and their respective officers, directors, employees and agents, and any persons controlling Stifel or any of its affiliates, against specified liabilities. In the ordinary course of business Stifel and its clients may transact in the equity securities of each of Assertio Therapeutics, Assertio Holdings or Zyla and may at any time hold a long or short position in such securities. Stifel may seek to provide investment banking or financial advisory services to Assertio, Zyla or affiliates of either company in the future, for which Stifel would seek customary compensation.

        During the two years preceding the date of the Stifel Opinion, Stifel was not engaged by, and did not receive any material compensation from, Assertio (other than the engagements and any amounts that were paid under the engagements described in this Joint Proxy Statement/Prospectus) or Zyla.

Opinion of Zyla's Financial Advisor

        On March 16, 2020, MTS Securities rendered its oral opinion to Zyla's board of directors (which was subsequently confirmed in writing as of March 16, 2020), that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the MTS Opinion and described below, the Exchange Ratio employed in the Merger pursuant to the Merger Agreement was fair to the holders of Zyla Common Stock (other than holders of Excluded Shares or Dissenting Shares and the Zyla Supporting Stockholders and their respective affiliates), from a financial point of view.

        The full text of the MTS Opinion, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with the MTS Opinion, is attached as Annex C to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. The summary of the MTS Opinion set forth below in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of the MTS Opinion. Please read the MTS Opinion, together with the summary thereof in this Joint Proxy Statement/Prospectus, in its entirety.

        MTS Securities provided its opinion for the information and assistance of Zyla's board of directors in connection with its consideration of the Merger. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Exchange Ratio employed in the Merger pursuant to the Merger Agreement to the holders of Zyla Common Stock (other than holders of Excluded Shares or Dissenting Shares and the Zyla Supporting Stockholders and their respective affiliates) and does not address any other aspect or implication of the Merger. The MTS Opinion is not a recommendation to Zyla's board of directors or any shareholder of Zyla as to how to vote or to take any other action in connection with the Merger.

        In the course of performing its review and analyses for rendering its opinion, MTS Securities:

  (i)
  reviewed the financial terms contained in a draft copy of the Merger Agreement, dated as of March 15, 2020, which was the most recent draft made available to MTS Securities (the "Draft Merger Agreement");

  (ii)
  reviewed certain publicly available financial and other information concerning Zyla and Assertio and the industries in which they each operate;

  (iii)
  reviewed certain internal financial analyses and forecasts prepared by and provided to MTS Securities by the management of Zyla relating to Zyla's business (the "Zyla Projections"), certain internal financial analyses and forecasts prepared by and provided to MTS Securities by the management of Assertio relating to Assertio's business (the "Assertio Management Projections") and certain internal financial analyses and forecasts prepared by and provided to MTS Securities by the management of Zyla relating to Assertio's business (the "Zyla's Management Adjusted Assertio Projections" and together with the Assertio Management Projections, the "Assertio Projections"; the Zyla Projections and Assertio Projections are collectively referred to as the "Projections"), including estimates of certain potential benefits of the Merger prepared by the management of Zyla;

  (iv)
  conducted discussions with members of senior management and representatives of each of Zyla and Assertio concerning the matters described in clauses (ii)-(iii) above;

  (v)
  compared the financial and operating performance of each of Zyla and Assertio with publicly available information concerning other publicly traded companies and reviewed the current and historical market prices of Zyla Common Stock, the common stock of Assertio and certain publicly traded securities of such other companies, in each case, that MTS Securities deemed relevant;

  (vi)
  reviewed and analyzed, based on each of the Zyla Projections and each of the Assertio Projections, the projected cash flows to be generated by Zyla and Assertio, respectively, to determine the present value of each of Zyla's and Assertio's, respectively, discounted cash flows; and

  (vii)
  performed such other financial studies, analyses and investigations and considered such other information as we deemed appropriate for the purposes of the opinion set forth below.

        In arriving at its opinion, MTS Securities assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by MTS Securities, and upon the assurances of the managements of Zyla and Assertio that they were not aware of any material relevant developments or matters related to Zyla or Assertio or that may affect the Merger that were omitted or that were not disclosed to MTS Securities. The MTS Opinion did not address any legal, regulatory, tax, accounting or financial reporting matters, as to which MTS Securities understood that Zyla has obtained such advice as it deemed necessary from other advisors, and MTS Securities relied with the consent of Zyla's board of directors on any assessments made by such other advisors to Zyla with respect to such matters. Without limiting the foregoing, MTS Securities did not consider any tax effects of the Merger or the transaction structure on any person or entity. MTS Securities did not conduct any independent verification of the Projections and expressed no view as to the Projections or the assumptions upon which they were based and assumed no responsibility for the accuracy or completeness thereof. Without limiting the generality of the foregoing, with respect to the Projections, MTS Securities assumed, with the consent of Zyla's board of directors and based upon discussions with Zyla's management and Assertio's management, as applicable, that the Projections were reasonably prepared in good faith and that the Zyla Projections and the Assertio Projections, including any estimates of certain potential benefits of the Merger prepared by the management of Zyla and the timing to achieve such benefits, reflected the best currently available estimates and judgments of the management of Zyla and the management of Assertio, as applicable, of the future results of operations and financial performance of Zyla and Assertio.

        In arriving at its opinion, MTS Securities did not make any analysis of, and did not express any opinion as to, the adequacy of the reserves of Zyla or Assertio and relied upon information supplied to MTS Securities by Zyla and Assertio as to such adequacy. In addition, MTS Securities did not make any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of Zyla, Assertio or any of their respective subsidiaries, and MTS Securities was not furnished with any such evaluations or appraisals, nor did MTS Securities evaluate the solvency of Zyla, Assertio or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters either before or after the Merger. The analyses performed by MTS Securities in connection with its opinion were going concern analyses. MTS Securities expressed no opinion regarding the liquidation value of Zyla, Assertio or any other entity. MTS Securities assumed that there had been no material change in the assets, financial condition, business or prospects of Zyla or Assertio since the date of the most recent relevant financial statements made available to MTS Securities. Without limiting the generality of the foregoing, MTS Securities undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Zyla, Assertio or any of their respective affiliates is a party or may be subject, and, at the direction of Zyla and with its consent, MTS Securities' opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. With regard to the ongoing litigation in which Assertio is involved, at the direction of Zyla and with its consent, MTS Securities assumed for the purpose of its analysis that it would not have a material adverse effect on the financial condition, operations or prospects of Assertio. MTS Securities also assumed that neither Zyla nor Assertio is party to any material pending transaction that had not been disclosed to MTS Securities, including, without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Assertio Reorganization and the Merger. MTS Securities did not consider any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

        MTS Securities assumed that the representations and warranties of each party contained in the Merger Agreement and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement, the Voting Agreements and any other agreement contemplated by any such agreement, and that the transactions contemplated by the Merger Agreement, including, without limitation, the Assertio Reorganization and the Merger, will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement thereof. MTS Securities assumed that the final form of the Merger Agreement will be in all respects relevant to its analysis identical to the Draft Merger Agreement. MTS Securities also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Merger will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on Zyla, Assertio or the benefits contemplated to be realized as a result of the Merger. MTS Securities further assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal, state, local and foreign laws, rules and regulations.

        The MTS Opinion was necessarily based on economic, market, financial and other conditions as they existed, and on the information made available to MTS Securities, as of the date of its opinion. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, MTS Securities did not assume any obligation to update, revise or reaffirm its opinion.

        The MTS Opinion addresses solely the fairness, from a financial point of view and as of the date thereof, of the Exchange Ratio to the holders of shares of Zyla Common Stock (other than holders of Excluded Shares or Dissenting Shares and the Zyla Supporting Stockholders and their respective affiliates) and does not address any other terms in the Merger Agreement or any other agreement contemplated by the Merger Agreement or relating to the Merger or any other aspect or implication of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on Zyla, its stockholders, creditors or any other constituency, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger Agreement or otherwise. The MTS Opinion does not address Zyla's underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to Zyla. MTS Securities expressed no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of Zyla Common Stock or Assertio Common Stock, will trade at any time, including following the announcement or consummation of the Merger. MTS Securities was not requested to opine as to, and the MTS Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the compensation to be paid to the stockholders of Zyla in connection with the Merger or with respect to the fairness of any such compensation. MTS Securities noted that the Merger Agreement provides that the outstanding Zyla Restricted Stock Units and Zyla Performance Stock Units will be converted, and outstanding Zyla Warrants may be converted, in the Merger into a number of shares of Assertio Common Stock based upon the Exchange Ratio, and MTS Securities did not consider any effect of the conversion thereof on, or the fairness of such conversion to, the holders of such Zyla Restricted Stock Units, Zyla Performance Stock Units, Zyla Warrants or any other person.

        In accordance with customary investment banking practice, MTS Securities employed generally accepted valuation methods in reaching its opinion. The MTS Opinion was reviewed and approved by a fairness committee of MTS Securities.

Summary of Financial Analysis

        MTS Securities performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not susceptible to partial analysis or summary description. In arriving at its opinion, MTS Securities considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions MTS Securities reached were based on all the analyses and factors presented, taken as a whole, and also on application of MTS Securities' own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis.

        MTS Securities therefore gave no opinion as to the value or merit standing alone of any one or more parts of the analyses. Furthermore, MTS Securities believes that the summary provided and the analyses described below must be considered as a whole and that selecting any portion of the analyses, without considering all of them, would create an incomplete view of the process underlying MTS Securities' analysis and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described below should not be taken to be the view of MTS Securities with respect to the actual value of Zyla, Assertio or shares of Zyla Common Stock or Assertio Common Stock.

        Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of the corresponding summaries and are alone not a complete description of the financial analyses performed by MTS Securities. Considering the data in the tables below without considering the corresponding full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of the financial analyses performed by MTS Securities.

        In performing its analyses, MTS Securities made numerous assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, all of which are beyond MTS Securities' control and many of which are beyond the control of Zyla and/or Assertio. Any estimates used by MTS Securities in its analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        MTS Securities performed standalone valuation analyses of both Zyla and Assertio using a variety of valuation methodologies, as described below. MTS Securities then performed a relative valuation analysis in order to compare the Exchange Ratio to be employed in the Merger, to the range of exchange ratios implied based on the respective standalone valuation ranges. MTS Securities also analyzed the performance of the pro forma combined company and each of Zyla's and Assertio's contribution thereto. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 12, 2020, and is not necessarily indicative of current market conditions.

Zyla Valuation Analysis

        MTS Securities analyzed the valuation of Zyla using two different methodologies: discounted cash flow analysis and public trading comparable companies analysis. The results of each of these analyses are summarized below.

Zyla Discounted Cash Flow Analysis—Overview

        MTS Securities performed two separate discounted cash flow analyses of Zyla, based on both the Zyla management's Zyla Base Case Projections and Zyla Optimistic Case Projections presented elsewhere in this Joint Proxy Statement/Prospectus. At the direction of Zyla, MTS conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis using ranges of (i) terminal exit revenue multiples of 0.75x to 1.25x, based upon MTS Securities' analysis of Zyla's comparable company universe of 505(b)2 product specialty pharmaceutical companies, (ii) revenue achievements of 80% to 100%, as provided by Zyla management, and (iii) weighted average cost of capital of 11% to 15%, reflecting estimates of Zyla's weighted average cost of capital, based upon MTS Securities' analysis of the cost of capital for Zyla's comparable company universe.

Discounted Cash Flow Analysis—Zyla Management Zyla Base Case Projections

        MTS Securities discounted to present value as of March 31, 2020, (i) estimates of the Unlevered Free Cash Flow (as defined below) to be generated by Zyla from March 31, 2020 through December 31, 2024, calculated by MTS Securities based on the Zyla Management's Zyla Base Case Projections, and (ii) a terminal enterprise value at December 31, 2024 by applying an enterprise value to revenue multiple to Zyla's terminal revenue. "Unlevered Free Cash Flow" is defined as earnings before interest and taxes ("EBIT") less income tax expense, plus depreciation and amortization, less changes in working capital, less capital expenditures. Zyla's terminal revenue assumption was provided by Zyla management and calculated based on 2024 revenues, discounted based on Zyla management's assumptions. An implied per share value was calculated based on Zyla's current capitalization, as provided by Zyla management.

        Where MTS Securities sensitized a range of terminal exit revenue multiples and weighted average cost of capital, the top of the revenue achievement range, 100%, was utilized. This analysis resulted in a range of implied values per share of Zyla Common Stock, rounded to the nearest $0.25 per share, of $3.00 to $6.00.

        Where MTS Securities sensitized revenue achievement and weighted average cost of capital, the midpoint of the terminal exit revenue multiple range, 1.00x, was utilized. This analysis resulted in a range of implied values per share of Zyla Common Stock, rounded to the nearest $0.25 per share, of $1.75 to $5.00.

Discounted Cash Flow Analysis—Zyla Management Zyla Optimistic Case Projections

        MTS Securities discounted to present value as of March 31, 2020, (i) estimates of the Unlevered Free Cash Flow to be generated by Zyla from March 31, 2020 through December 31, 2024, calculated by MTS Securities based on the Zyla management's Zyla Optimistic Case Projections, and (ii) a terminal enterprise value at December 31, 2024 by applying an enterprise value to revenue multiple to Zyla's terminal revenue. Zyla's terminal revenue assumption was provided by Zyla management and calculated based on 2024 revenues, discounted based on Zyla management assumptions. An implied per share value was calculated based on Zyla's current capitalization, as provided by Zyla management.

        Where MTS Securities sensitized a range of terminal exit revenue multiples and weighted average cost of capital, the top of the revenue achievement range, 100%, was utilized. This analysis resulted in a range of implied values per share of Zyla Common Stock, rounded to the nearest $0.25 per share, of $5.50 to $8.00.

        Where MTS Securities sensitized revenue achievement and weighted average cost of capital, the midpoint of the terminal exit revenue multiple range, 1.00x, was utilized. This analysis resulted in a range of implied values per share of Zyla Common Stock, rounded to the nearest $0.25 per share, of $3.75 to $7.50.

Public Trading Comparable Companies Analysis

        MTS Securities reviewed and compared the projected operating performance of Zyla, based on the Zyla Management Zyla Projections, with publicly available information concerning other publicly traded companies and reviewed the current market price of Zyla Common Stock and certain publicly traded securities of such other companies. MTS Securities selected the following 505(b)2 product specialty pharmaceutical companies:

  •
  AcelRx Pharmaceuticals, Inc.

  •
  Adamis Pharmaceuticals Corp.

  •
  BioDelivery Sciences, Inc.

  •
  Collegium Pharmaceutical, Inc.

  •
  Cumberland Pharmaceuticals, Inc.

  •
  Indivior PLC

  •
  Medexus Pharmaceuticals, Inc.

  •
  Neos Therapeutics, Inc.

  •
  VIVUS, Inc.

  •
  Xeris Pharmaceuticals, Inc.

        Although none of the selected companies is directly comparable to Zyla, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Zyla.

        MTS Securities calculated the following metrics for each of the selected comparable companies using consensus equity research estimates as of March 12, 2020 for such companies:

  •
  The enterprise value ("EV")

  •
  The enterprise value as a multiple of estimated 2020 revenues ("EV/2020E Revenue")

        For purposes of this analysis, the equity value of each of the selected comparable companies was calculated by multiplying the closing price per share of common stock of such company on March 12, 2020 by the number of such company's fully diluted outstanding shares, and the enterprise value was calculated by adding to that result such company's net debt, preferred stock and minority interest.

        MTS Securities derived a low and high enterprise valuation range, as well as a low and high multiple range for EV/2020E Revenue, based on the minimum and maximum enterprise values and multiples, respectively, of the comparable companies, for Zyla. MTS Securities applied the low and high ranges to derive low and high equity valuations of Zyla, after adjusting for net debt, preferred stock and minority interest, as appropriate, and an implied value per share of Zyla Common Stock was calculated based on Zyla's current capitalization, as provided by Zyla management.

        The table below notes the low and high ranges and implied value per share of Zyla Common Stock, rounded to the nearest $0.25:

Metric	Zyla 2020E Revenue ($mm)	Metric Range	Implied Value of Each Zyla Share Range
EV/2020E Revenue	$109	1.0x - 2.0x	$1.00 - $8.00

Historical Stock Price Performance

        MTS Securities reviewed the share price trading history of Zyla Common Stock for the six-month period beginning on September 12, 2019 and ending on March 12, 2020. During this period, Zyla Common Stock traded as low as $1.00 per share and as high as $2.60 per share, compared to the closing price of Zyla Common Stock on March 12, 2020 of $1.35 per share. In addition, MTS Securities reviewed the volume weighted average trading price over the 10 trading day, 30 trading day, and 90 trading day periods ending on March 12, 2020. These volume weighted average prices are set forth in the table below:

Trading Period	Volume Weighted Average Price
10 Trading Day	$2.31
30 Trading Day	$2.51
90 Trading Day	$2.47

        While MTS Securities performed this analysis, the trading history and volume weighted average trading prices for Zyla Common Stock were not relied upon for valuation purposes. MTS also noted that Zyla is an Over-The-Counter listed security with daily trading volume numbered in the low thousands of shares.

Assertio Valuation Analysis

        MTS Securities analyzed the valuation of Assertio using two different methodologies: discounted cash flow analysis and public trading comparable companies analysis. The results of each of these analyses are summarized below.

Assertio Discounted Cash Flow Analysis—Overview

        MTS Securities performed discounted cash flow analyses of Assertio by calculating, based on the Zyla Management Adjusted Assertio Projections, the estimated present value of Assertio's discounted cash flows and terminal value. At the direction of Zyla, MTS Securities conducted certain sensitivity analyses for purposes of its discounted cash flow analyses using ranges of (i) terminal exit revenue multiples of 0.75x to 1.25x, based upon MTS Securities' analysis of Assertio's comparable company universe involving 505(b)2 product specialty pharmaceutical companies, (ii) revenue achievements of 80% to 100%, as provided by Zyla management, and (iii) weighted average cost of capital of 11% to 15%, reflecting calculated estimates of Assertio's weighted average cost of capital, based upon MTS Securities' analysis of the cost of capital for Assertio's comparable company universe.

Discounted Cash Flow Analysis—Zyla Management Adjusted Assertio Projections

        MTS Securities discounted to present value as of March 31, 2020, (i) estimates of the Unlevered Free Cash Flow that Assertio will generate during the period beginning on March 31, 2020 through December 31, 2024, calculated by MTS Securities based on the Zyla Management Adjusted Assertio Projections, and (ii) a terminal enterprise value at December 31, 2024 by applying an enterprise value to revenue multiple to Assertio's terminal revenue. Assertio's terminal revenue assumption was calculated using Assertio's projected 2024 revenues. An implied per share value was calculated based on Assertio's current capitalization, as provided by Assertio's management.

        Where MTS Securities sensitized a range of terminal exit revenue multiples and weighted average cost of capital, the top of the revenue achievement range, 100%, was utilized. This analysis resulted in a range of implied values per share of Assertio Common Stock, rounded to the nearest $0.25 per share, of $1.25 to $1.50.

        Where MTS Securities sensitized revenue achievement and weighted average cost of capital, the midpoint of the terminal exit revenue multiple range, 1.00x, was utilized. This analysis resulted in a range of implied values per share of Assertio Common Stock, rounded to the nearest $0.25 per share, of $1.25 to $1.50.

Public Trading Comparable Companies Analysis

        MTS Securities reviewed and compared the projected operating performance of Assertio, based on the Zyla Management Adjusted Assertio Projections, with publicly available information concerning other publicly traded companies and reviewed the current market price of Assertio Common Stock and certain publicly traded securities of such other companies. MTS Securities selected the following 505(b)2 product specialty pharmaceutical companies:

  •
  AcelRx Pharmaceuticals, Inc.

  •
  Adamis Pharmaceuticals Corp.

  •
  BioDelivery Sciences, Inc.

  •
  Collegium Pharmaceutical, Inc.

  •
  Cumberland Pharmaceuticals, Inc.

  •
  Indivior PLC

  •
  Medexus Pharmaceuticals, Inc.

  •
  Neos Therapeutics, Inc.

  •
  VIVUS, Inc.

  •
  Xeris Pharmaceuticals, Inc.

        Although none of the selected companies is directly comparable to Assertio, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Assertio.

        MTS Securities calculated the following metrics for each of the selected comparable companies, using consensus equity research estimates as of March 12, 2020 for such companies:

  •
  EV

  •
  EV/2020E Revenue

        For purposes of this analysis, the enterprise value of each comparable company was calculated by multiplying the closing price per share of common stock of such company on March 12, 2020 by the number of such company's fully diluted outstanding shares and adding to that result such company's net debt, preferred stock and minority interest.

        MTS Securities derived a low and high enterprise valuation range, as well as a low and high multiple range for EV/2020E Revenue, based on the minimum and maximum enterprise values and multiples, respectively, of the comparable companies, for Assertio. MTS Securities applied the low and high ranges to derive low and high equity valuations of Assertio, after adjusting for net debt, preferred stock and minority interest, as appropriate, and an implied value of each share of Assertio Common Stock was calculated based on Assertio's current capitalization, as provided by Assertio's management. MTS also considered the $52.5 million in payments due to Assertio from Alvogen Pharmaceuticals ("Alvogen") pursuant to the Alvogen's acquisition of Gralise (the "Gralise Payments"). MTS discounted to present value as of March 31, 2020 the Assertio Management Projections of the Gralise Payments using a 13% weighted average cost of capital. The present value of the Gralise Payments was added to the low and high equity values of Assertio.

        The table below notes the low and high ranges and implied value per share of Assertio Common Stock, rounded to the nearest $0.25:

Metric	Assertio 2020E Revenue ($mm)	Metric Range	Implied Value of Each Assertio Share Range
EV/2020E Revenue	$57	1.0x - 2.0x	$2.00 - $2.50

  Historical Stock Price Performance

        MTS Securities reviewed the share price trading history of Assertio Common Stock for the six-month period beginning on September 12, 2019 and ending on March 12, 2020. During this period, shares of Assertio Common Stock traded as low as $0.70 per share and as high as $1.52 per share, compared to the closing price of Assertio Common Stock on March 12, 2020 of $0.81 per share. In addition, MTS Securities reviewed the volume weighted average trading price over the 10 trading day, 30 trading day, and 90 trading day periods ending on March 12, 2020. These volume weighted average prices are set forth in the table below:

Trading Period	Volume Weighted Average Price
10 Trading Day	$0.98
30 Trading Day	$1.33
90 Trading Day	$1.14

        While MTS Securities performed this analysis, the share price trading history and volume weighted average trading prices were not relied upon for valuation purposes.

Relative Valuation Analysis

        MTS Securities compared the following combinations of low and high equity values of both companies to determine the implied range of exchange ratios, in terms of the number of shares of Assertio Common Stock to be received by Zyla shareholders for each share of Zyla Common Stock:

  •
  Zyla High Share Value and Assertio Low Share Value (Z High / A Low)

  •
  Zyla High Share Value and Assertio High Share Value (Z High / A High)

  •
  Zyla Low Share Value and Assertio Low Share Value (Z Low / A Low)

  •
  Zyla Low Share Value and Assertio High Share Value (Z Low / A High)

        The table below notes the implied exchange ratios resulting from applying the multiple valuation methodologies in each of the comparable equity value scenarios described above. MTS Securities compared these ranges of implied exchange ratios to the Exchange Ratio to be employed in the Merger:

Valuation Methodology	Z High / A Low	Z High / A High	Z Low / A Low	Z Low / A High
Public Trading Comparable Companies Analysis
EV / 2020E Revenue	4.23x	3.09x	0.53x	0.39x
Discounted Cash Flow (using the Zyla Management Base Case)
Sensitized by Terminal Revenue Multiple and Weighted Average Cost of Capital	4.83x	3.93x	2.40x	1.95x
Sensitized by Revenue Achievement and Weighted Average Cost of Capital	4.31x	3.54x	1.59x	1.31x
Discounted Cash Flow (using the Zyla Management Optimistic Case)
Sensitized by Terminal Revenue Multiple and Weighted Average Cost of Capital	6.53x	5.31x	4.42x	3.59x
Sensitized by Revenue Achievement and Weighted Average Cost of Capital	6.37x	5.24x	3.16x	2.60x

        The table below notes the implied percent ownership of the common stock of the pro forma combination by holders of Zyla Common Stock resulting from applying the multiple exchange ratios in each of the comparable equity value scenarios described above:

Valuation Methodology	Z High / A Low	Z High / A High	Z Low / A Low	Z Low / A High
Public Trading Comparable Companies Analysis
EV / 2020E Revenue	44.6%	37.0%	9.2%	6.9%
Discounted Cash Flow (using the Zyla Management Base Case)
Sensitized by Terminal Revenue Multiple and Weighted Average Cost of Capital	47.9%	42.8%	31.3%	27.0%
Sensitized by Revenue Achievement and Weighted Average Cost of Capital	45.1%	40.3%	23.2%	19.9%
Discounted Cash Flow (using the Zyla Management Optimistic Case)
Sensitized by Terminal Revenue Multiple and Weighted Average Cost of Capital	55.4%	50.2%	45.7%	40.6%
Sensitized by Revenue Achievement and Weighted Average Cost of Capital	54.8%	49.9%	37.6%	33.1%

        MTS Securities noted that, except in the case of the range implied by the discounted cash flow analysis using the Zyla Management Optimistic Case Projections, the Exchange Ratio to be employed in the Merger falls within the ranges of the exchange ratios implied by these analyses. For informational purposes only and not as a component of its fairness analysis, MTS Securities also reviewed the implied exchange ratios resulting from comparing the six-month high and low trading values of Assertio Common Stock and Zyla Common Stock (as presented below), and the implied exchange ratio based on the closing price of Assertio Common Stock and Zyla Common Stock on March 12, 2020, which was 1.7.

	Z High / A Low	Z High / A High	Z Low / A Low	Z Low / A High
Six-Month Trading Values	3.69x	1.71x	1.42x	0.66x

Pro Forma Combination Analysis

        MTS Securities also analyzed the projected performance of the pro forma combination, including projected synergies and an assumed pro forma capital structure, each as provided by Zyla management as of March 12, 2020. MTS Securities compared the implied value of each share of Zyla Common Stock in the pro forma combination, using the full ranges of sensitivities from the standalone discounted cash flow analyses of Zyla and of Assertio, to the implied value of each share of Zyla Common Stock on a standalone basis, using the ranges of sensitivities based upon the Zyla Base Case Projections discounted cash flow analysis of Zyla.

        A summary comparison of the comparable inputs for each sensitivity analysis is provided below:

Varying Sensitivity Inputs	Implied Value of Each Share of Zyla Common Stock on a Standalone Basis	Implied Value of Each Share of Zyla Common Stock in the Pro Forma Combination
Terminal Exit Revenue Multiple and Weighted Average Cost of Capital
0.75x Terminal Exit Revenue Multiple, 15% Weighted Average Cost of Capital	$2.97	$5.32
0.75x Terminal Exit Revenue Multiple, 11% Weighted Average Cost of Capital	$4.00	$5.95
1.25x Terminal Exit Revenue Multiple, 15% Weighted Average Cost of Capital	$4.65	$6.19
1.25x Terminal Exit Revenue Multiple, 11% Weighted Average Cost of Capital	$5.99	$6.98
Revenue Achievement and Weighted Average Cost of Capital
80% Revenue Achievement, 15% Weighted Average Cost of Capital	$1.84	$4.42
80% Revenue Achievement, 11% Weighted Average Cost of Capital	$2.79	$4.99
100% Revenue Achievement, 15% Weighted Average Cost of Capital	$3.81	$5.75
100% Revenue Achievement, 11% Weighted Average Cost of Capital	$5.00	$6.46

Miscellaneous.

        The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, MTS Securities did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, MTS Securities made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

        The MTS Opinion was one of the many factors taken into consideration by Zyla's board of directors in making its determination to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of Zyla's board of directors with respect to the Exchange Ratio for the shares of Zyla Common Stock in the Merger or of whether Zyla's board of directors would have been willing to agree to a different exchange ratio. The Exchange Ratio for the shares of Zyla Common Stock in the Merger was determined through arm's-length negotiations between Zyla and Assertio and was approved by Zyla's board of directors. MTS Health partners and its affiliates provided advice to Zyla during these negotiations. However, neither MTS Health partners nor any of its affiliates recommended any specific exchange ratio to Zyla or Zyla's board of directors or that any specific exchange ratio constituted the only appropriate exchange ratio for the Merger.

        MTS Securities has consented to the use of the MTS Opinion in this Joint Proxy Statement/Prospectus; however, MTS Securities has not assumed any responsibility for the form or content of this Joint Proxy Statement/Prospectus, other than the MTS Opinion itself.

        MTS Health Partners and its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses (including those in the healthcare industry) and securities in connection with mergers and acquisitions, and for other purposes. As noted above, MTS Health Partners acted as a financial advisor to Zyla in connection with the Merger and participated in certain of the negotiations leading to the Merger Agreement. Zyla selected MTS Health Partners as its financial advisor because of, among other things, its knowledge of the life sciences industry, the familiarity of several members of Zyla senior management and Zyla's board of directors with MTS Health Partners and its experience with merger and sale transactions. Pursuant to an engagement letter agreement, dated as of October 1, 2019, between Zyla and MTS Health Partners, Zyla engaged MTS Health Partners to act as a financial advisor in connection with Zyla's consideration, evaluation and/or exploration of certain potential mergers and acquisitions transactions or similar transactions. As permitted by the terms of the engagement letter and pursuant to MTS Health Partners' internal policies, MTS Securities rather than MTS Health Partners delivered the MTS Opinion. As compensation for MTS Health Partners and its affiliates' financial advisory services, Zyla paid a fee of $300,000 to MTS Securities for rendering the MTS Opinion in connection with Zyla's board of directors' consideration of the proposed transaction with Assertio, which fee was not contingent upon the successful completion of the Merger or the conclusion reached within the MTS Opinion. Upon consummation of the Merger, Zyla will be obligated to pay to MTS Health Partners a fee equal to approximately $2.7 million with all fees previously paid pursuant to the engagement letter by Zyla credited towards such amount, including the fee paid by Zyla upon delivery of the MTS Opinion. In addition, Zyla also agreed to reimburse MTS Health Partners and its affiliates for their direct, reasonable and documented out-of-pocket expenses incurred in connection with any of the matters contemplated in the engagement letter. Zyla also agreed to indemnify MTS Health Partners and each of its related parties against various liabilities in connection with MTS Health Partners' engagement. MTS Health Partners and its affiliates may also seek to provide investment banking and/or financial advisory services to Zyla and Assertio in the future and would expect to receive customary fees for the rendering of any such services.

        During the two years preceding the date of the MTS Opinion, neither MTS Health Partners nor MTS Securities was engaged by, performed services for, or received any compensation from, Zyla (other than the engagements and any amounts that were paid under the engagement letter described in this Joint Proxy Statement/Prospectus) or Assertio.

Interests of Assertio's Directors and Officers in the Merger

Higgins Transition Agreement

        Concurrent with the execution of the Merger Agreement on March 16, 2020, Assertio also entered into a Transition Agreement (the "Transition Agreement") with Arthur Higgins, the President and Chief Executive Officer of Assertio. The Transition Agreement will become effective as of the Effective Time and, at such time, Mr. Higgins will immediately cease to serve as a full-time employee and the President and Chief Executive Officer of Assertio. He will commence his engagement as the Non-Executive Chairman of the Board of Assertio Holdings and will serve in such a role until the 2022 Annual Meeting of the Stockholders of Assertio Holdings, unless Mr. Higgins' engagement with Assertio Holdings is terminated earlier (such period of service, the "Service Term").

        On the effective date of the Merger, Mr. Higgins will receive from Assertio a cash payment in the amount of $400,000. This payment will be subject to Mr. Higgins continuing his service as President and Chief Executive Officer of Assertio through the effective date of the Merger and Mr. Higgins' execution and non-revocation of a release of claims against Assertio and its affiliates (the "Release").

        During the Service Term, Mr. Higgins will be eligible to receive the following compensation, subject to his continued engagement as the Non-Executive Chairman of the Board of Assertio

Holdings: (i) an annual cash retainer in the amount of $95,000, (ii) a grant of restricted stock units ("RSUs") on the date of each Annual Meeting of Stockholders of Assertio or Assertio Holdings (as applicable) held in calendar years 2020 and 2021 (the "Director Equity Awards") with each award having a grant-date value of $190,000 (based on the fair market value of the shares of the Common Stock of Assertio Holdings covered by such award) and being eligible to vest on the first anniversary on the date of grant, (iii) a lump-sum severance payment in the amount of $1,200,000 (subject to Mr. Higgins' execution and non-revocation of the Release) and (iv) a prorated bonus for 2020 in an amount of up to $400,000, subject to Mr. Higgins' achievement of corporate and personal goals determined by the Compensation Committee of the Board of Assertio in consultation with Mr. Higgins.

        The terms of the Transition Agreement also address the treatment of the Director Equity Awards and the outstanding equity awards held by Mr. Higgins under Assertio's existing equity-based compensation plan and any other awards to be issued under such plan through the effective date of the Merger (the "Existing Awards" and, together with the Director Equity Awards, the "Executive Awards"). Specifically, the Transition Agreement provides for the following: (i) subject to Mr. Higgins' continued service as the Non-Executive Chairman of the Board of Assertio Holdings through the 2022 Annual Meeting of the Stockholders of Assertio Holdings, (A) the Executive Awards will continue to vest in accordance with their applicable vesting schedules through the date of such meeting and (B) Mr. Higgins will be credited with an additional twelve (12) months of service for purposes of determining the vesting of his Existing Awards and (ii) if Mr. Higgins is not reelected to serve as a member of the Board of Assertio Holdings at the 2021 Annual Meeting of the Stockholders of Assertio Holdings, Mr. Higgins will be credited with an additional twelve (12) months of service for purposes of determining the vesting of his Existing Awards. However, in the event that (i) the Board of Assertio Holdings terminates Mr. Higgins' engagement without Cause (as defined in the Transition Agreement), then the Executive Awards will continue to vest in accordance with their applicable vesting schedules through the 2023 Annual Meeting of the Stockholders of Assertio Holdings or (ii) the Board of Assertio Holdings terminates Mr. Higgins' engagement for Cause (as defined in the Transition Agreement) or Mr. Higgins resigns voluntarily, then the unvested Executive Awards will be forfeited in exchange for no consideration.

        Commencing on the effective date of the Merger, Assertio Holdings will provide Mr. Higgins with the full cost of health insurance benefits provided to him (as well as his spouse and dependents) immediately prior to the Closing Date pursuant to COBRA (or other applicable law) through the earlier of eighteen (18) months after the Closing Date or the date that Mr. Higgins is no longer eligible for COBRA or other benefits under applicable law. This payment will be subject to Mr. Higgins continuing his service as President and Chief Executive Officer of Assertio through the Closing Date and his execution and non-revocation of the Release.

        In the event that the Merger Agreement is terminated for any reason or the Merger does not occur, the Transition Agreement will automatically terminate and become null and void.

Quantification of Potential Payments to Mr. Higgins in Connection with the Merger

        This section sets forth the information required by Item 402(t) of the SEC's Regulation S-K with respect to the Transition Agreement, which is the only agreement or understanding, whether written or unwritten, between Assertio and its named executive officers, concerning any type of compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the Merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation payable to Mr. Higgins. The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that Mr. Higgins would receive, using the following assumptions:

  •
  Mr. Higgins receives a grant of RSUs with a grant-date value of $190,000 pursuant to the Transition Agreement;

  •
  Mr. Higgins is terminated without "cause" following the assumed closing of the Merger; and

  •
  a price per share of Assertio Common Stock of $0.68 (the average closing market price of Assertio Common Stock as reported on the Nasdaq Stock Market over the first five business days following the public announcement of the Merger on March 16, 2020).

        The calculations in the table do not include amounts that Mr. Higgins was already entitled to receive or vested in as of the date of this Joint Proxy Statement/Prospectus. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur prior to the completion of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by Mr. Higgins may materially differ from the amounts set forth below.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Arthur J. Higgins	$2,095,000	$1,144,348	$7,500	$3,246,848

(1)
The amounts listed reflect the following amounts payable pursuant to the Transition Agreement and subject to the terms therein: (i) an annual cash retainer in the amount of $95,000 for 2020; (ii) a payment of $400,000 payable pursuant to his Transition Agreement contingent upon the consummation of the Merger; (iii) a lump-sum severance payment in the amount of $1,200,000, which will be paid in the first quarter of 2021; and (iv) a prorated bonus for 2020 in an amount of up to $400,000, which will also be paid in the first quarter of 2021.

(2)
The amount listed reflects the value of the continued vesting of Mr. Higgins' equity awards (in accordance with their applicable vesting schedules) through the 2023 Annual Meeting of the Stockholders of Assertio Holdings as set forth in the Transition Agreement.

(3)
The amounts reflect the full cost of health insurance benefits provided to Mr. Higgins (as well as his spouse and dependents) immediately prior to the closing date of the Merger pursuant to COBRA (or other applicable law) for a period of eighteen (18) months after the closing date of the Merger.

Interests of Zyla's Directors and Officers in the Merger

        In considering the recommendation of Zyla's board of directors that you vote to adopt the Merger Agreement, you should be aware that Zyla's executive officers and directors may have interests in the Merger that are or were different from, or in conflict with or are in addition to, those of Zyla stockholders generally. Members of Zyla's board of directors were aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, approving the Merger Agreement and the Merger, and in recommending to Zyla stockholders that the Merger Agreement be adopted. For more information, see the sections entitled "Assertio Proposal 1: Approval of the Stock Issuance and Zyla Proposal I: Adoption of the Merger Agreement—Background of the Merger" and "Assertio Proposal 1: Approval of the Stock Issuance and Zyla Proposal I: Adoption of the Merger Agreement" beginning on pages 88 and 335 of this Joint Proxy Statement/Prospectus. These interests are described in more detail, and certain of them are quantified, below. The interests of each person who has served as an executive officer or nonemployee director of Zyla since January 1, 2019 are described in more detail below.

Common Stock Ownership

        Certain officers and directors of Zyla beneficially own common stock of Zyla and will be entitled to receive the Merger Consideration on the same basis as other stockholders of Zyla. See "Beneficial Ownership of Zyla" on page 201 of this Joint Proxy Statement/Prospectus.

Appointment of Three Zyla Directors to the Assertio Holdings Board; Continuing Service of Zyla's Chief Executive Officer

        At the Effective Time, the Assertio Holdings board of directors will consist of nine directors, including three Zyla designees, Mr. Smith, Mr. Walbert and Andrea Heslin Smiley, with Mr. Walbert proposed to be designated as Lead Independent Director of Assertio Holdings' board of directors. In addition, at the Effective Time, Zyla's Chief Executive Officer, Mr. Smith, will be appointed the Chief Executive Officer of Assertio Holdings.

Treatment of Zyla Equity Awards

        As of the Effective Time, all Zyla equity awards, including those held by Zyla's directors and executive officers, whether vested or unvested, will be treated as follows:

  •
  Options.  Each option to purchase shares of Zyla Common Stock, or Zyla Option, granted under Zyla's Amended and Restated 2019 Stock-Based Incentive Compensation Plan, or the Zyla Incentive Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into an option to purchase shares of Assertio Holdings Common Stock, or Assertio Holdings Option, on the same terms and conditions as were applicable to such Zyla Option immediately prior to the Effective Time. The number of shares of Assertio Holdings Common Stock subject to each such Assertio Holdings Option shall be equal to (i) the number of shares of Zyla Common Stock subject to the corresponding Zyla Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded, if necessary, to the nearest whole share of Assertio Holdings Common Stock, and such Assertio Holdings Option shall have an exercise price per share (rounded to the nearest whole cent) equal to (A) the exercise price per share of Zyla Common Stock otherwise purchasable pursuant to the corresponding Zyla Option divided by (B) the Exchange Ratio. See "Beneficial Ownership of Zyla" for additional information about Zyla Options owned by Zyla's directors and executive officers.

  •
  Time-Based RSUs.  Each time-based restricted stock unit, or Zyla Time-Based RSU, granted under the Zyla Incentive Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive the number of shares of fully vested Assertio Holdings Common Stock, equal to the product of (i) the Exchange Ratio, and (ii) the number of shares of Zyla Common Stock covered by such Zyla Time-Based RSU, subject to reduction for any taxes withheld pursuant to the Merger Agreement.

  •
  Performance-Based RSUs.  Each performance-based restricted stock unit, or Zyla Performance-Based RSU, granted under the Zyla Incentive Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive the number of shares of fully vested Assertio Holdings Common Stock equal to the product of (i) the Exchange Ratio and (ii) the number of shares of Zyla Common Stock covered by such Zyla Performance-Based RSU, subject to reduction for any taxes withheld pursuant to the Merger Agreement.

        The following table sets forth, as of March 26, 2020, the number of vested and unvested Zyla Time-Based RSUs and Zyla Performance-Based RSUs held by each person who served as an executive officer or director of Zyla at any time since the beginning of 2019.

Name	Number of Unvested Zyla Time- Based RSUs (#)	Market value of Unvested Zyla Time- Based RSUs(2) ($)	Number of Unvested Zyla Performance- Based RSUs (#)	Market value of Unvested Zyla Performance- Based RSUs(2) ($)
Non-Employee Directors(1)
Timothy Walbert	33,620	53,792	—	—
Todd Holmes	—	—	—	—
Joe McInnis	33,620	53,792	—	—
Matthew Pauls	33,620	53,792	—	—
Gary Phillips	33,620	53,792	—	—
Andrea Heslin Smiley	33,620	53,792	—	—
Executive Officers
Todd Smith	365,500	584,800	—	—
Mark Strobeck	137,800	220,480	43,065	68,904
Megan Timmins	86,666	138,666	21,285	34,056
Robert Radie	—	—	—	—

(1)
Luke Düster, Elaine Hochberg, Nicholas C. Nicolaides, John E. Osborn, Robert P. Roche, Jr., John Varian, Gregory Weaver, each one of Zyla's former directors that served during 2019 and do not hold any Time-Based RSUs or Performance-Based RSUs.

(2)
Based on a price per share of $1.60 (the closing price of Zyla Common Stock on March 25, 2020).

        For an estimate of the value of the unvested Zyla Time-Based RSUs and Zyla Performance-Based RSUs held by each of Zyla's named executive officers that are subject to accelerated vesting as described above, see the section entitled "Quantification of Potential Payments and Benefits to Zyla Named Executive Officers in Connection with the Merger—Golden Parachute Compensation" below.

Employment Agreements

        Other than Mr. Radie, whose employment with Zyla terminated on December 31, 2019, each of Zyla's executive officers have employment agreements with Zyla pursuant to which, if such executive officer is terminated without "cause" or resigns for "good reason" (each as defined under the employment agreements and referred to here as a qualifying termination) within 24 months following a "change in control," the executive officer is entitled to receive: (i) all accrued but unpaid base salary and vacation benefits, (ii) reimbursement for all accrued but unpaid reimbursable expenses, (iii) any earned but unpaid bonus for the year preceding the termination, (iv) continuing payment of the executive officer's base salary for 24 months following termination on the same basis as if no termination had occurred, (v) reimbursement for COBRA premiums paid by the executive officer (less any premiums the executive officer would have been required to pay for coverage under Zyla's health insurance plans) for the executive officer and his or her eligible dependents for a period of 24 months (or until such executive officer is eligible to participate in a subsequent employer's health insurance plan). See the section below entitled "Quantification of Potential Payments to Zyla Named Executive Officers in Connection with the Merger" for an estimate of the amounts that would become payable to each of Zyla's named executive officers under their respective employment agreements. Each employment agreement also provides that, during the term of employment and for a period of 12 months thereafter (or 24 months in connection with a qualifying termination), the executive will not compete with Zyla or solicit Zyla's customers or employees. Each employment agreement also contains provisions requiring the executive to safeguard Zyla's confidential information and to assign to Zyla any intellectual property developed by the executive during his employment with Zyla.

Indemnification and Insurance

        Pursuant to the terms of the Merger Agreement, Zyla's directors and officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies. See the section entitled "The Agreement and Plan of Merger—Director and Officer Indemnification and Insurance" beginning on page 173 of this Joint Proxy Statement/Prospectus for a description of such ongoing indemnification and coverage obligations.

Other Relationships

        Todd Holmes, one of Zyla's directors, is a principal in, and an investor with, CRG. One of CRG's related entities holds 47.4% of the outstanding principal amount of Zyla's Secured Notes, and CR Group LP beneficially owns 57.9% of Zyla's outstanding common stock on a fully-diluted basis (without giving effect to its ownership blocker and assuming full exercise of outstanding warrants; see "Beneficial Ownership of Zyla" beginning on page 201 of this Joint Proxy Statement/Prospectus). The indenture governing Zyla's Secured Notes will be amended effective and conditioned upon the consummation of the Merger to, among other things, have Assertio Holdings become the obligor under the indenture and a change in the amortization to become a fixed percentage amount. At the March 12, 2020 board of directors meeting, Zyla's board of directors discussed Mr. Holmes relationship with CRG, which Mr. Holmes had disclosed previously to the other Zyla directors.

Quantification of Potential Payments to Zyla Named Executive Officers in Connection with the Merger

        This section sets forth the information required by Item 402(t) of the SEC's Regulation S-K with respect to each named executive officer of Zyla regarding any agreement or understanding, whether written or unwritten, between such named executive officer and Zyla, concerning any type of compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the Merger, if the named executive officer experiences a qualifying termination under his or her respective employment agreement. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation payable to Zyla's named executive officers. The "golden parachute" compensation payable to these individuals is subject to a non-binding advisory vote of Zyla stockholders, as described in "Zyla Proposal 3—The Zyla Compensation Advisory Proposal". The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that each of Zyla's named executive officers would receive, using the following assumptions:

  •
  the Effective Time will occur on May 1, 2020 (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

  •
  the individual is terminated without "cause" or resigns for "good reason" immediately following the assumed closing of the Merger on May 1, 2020; and

  •
  a price per share of Zyla Common Stock of $1.58 (the average closing market price of Zyla Common Stock over the first five (5) business days following the public announcement of the Merger on March 16, 2020).

        The calculations in the table do not include amounts that Zyla named executive officers were already entitled to receive or vested in as of the date of this Joint Proxy Statement/Prospectus. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur prior to the completion of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. The table below does not include Mr. Radie, one of Zyla's named executive officers, who resigned his position at Zyla in October 2019 and whose employment terminated on December 31, 2019 and, as such, is not entitled to any payments upon a change of control.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Todd Smith	$1,248,000	$577,490	$—	$1,825,490
Mark Strobeck	$879,840	$285,767	$47,495	$1,213,102
Megan C. Timmons	$770,000	$170,563	$18,150	$958,713

(1)
The amounts listed reflect "double-trigger" payments payable to each of the named executive officers on a qualifying termination occurring within 24 months after the closing of the Merger under their respective employment agreements. These estimated double-trigger payments consist of 24 months of the named executive officer's base monthly salary but do not include any accrued but unpaid base salary, bonus or reimbursable expenses. These amounts will not be paid if the named executive officer does not experience a qualifying termination of employment within 24 months after the closing of the Merger.

(2)
The amounts listed reflect the value of the vesting of unvested Zyla Time-Based RSUs and Zyla Performance-Based RSUs pursuant to the Merger Agreement, the Zyla Stock Plan and applicable award agreements. Pursuant to the Zyla Stock Plan and applicable award agreements, stock options do not vest automatically upon a change of control.

(3)
The amounts reflect the estimated value of the payment of the premium costs of applicable COBRA health continuation coverage for 24 months to which each named executive officer is entitled under their respective employment agreements. Such payments are double-trigger and are paid upon qualifying terminations that occur within 24 months after the closing of the Merger. These payments will not be made if the named executive officer does not experience a qualifying termination of employment within 24 months after the closing of the Merger.

Material Differences in Rights of Assertio Holdings Stockholders and Zyla Stockholders

        Both Assertio and Zyla are incorporated under the laws of the State of Delaware and, accordingly, the rights of the stockholders of each of Assertio and Zyla are currently, and will continue to be, governed by the DGCL. If the Merger is completed, Zyla stockholders will become stockholders of Assertio Holdings, and their rights will be governed by the DGCL, the Certificate of Incorporation of Assertio Holdings (effective upon consummation of the Merger, the "Assertio Holdings Charter") and the Bylaws of Assertio Holdings (effective upon consummation of the Merger "Assertio Holdings Bylaws"). The Assertio Holdings Charter and Assertio Holdings Bylaws will be identical to the Assertio Therapeutics Certificate of Incorporation and Bylaws, respectively.

        The table below summarizes the material differences between the current rights of Zyla stockholders under the Fourth Amended and Restated Certificate of Incorporation of Zyla, as amended (the "Zyla Charter"), and the Second Amended and Restated Bylaws of Zyla (the "Zyla Bylaws") and the rights of Assertio Holdings stockholders under the Assertio Holdings Charter and Assertio Holdings Bylaws, as applicable.

        While Assertio Holdings and Zyla believe that the summary table covers the material differences between the rights of the respective Assertio Holdings and Zyla stockholders prior to the Merger and the rights of the stockholders of the combined company following the Merger, the summary table may not contain all of the information that is important to you. You should carefully read this entire Joint Proxy Statement/Prospectus and the other documents referred to in this Joint Proxy Statement/Prospectus for a more complete understanding of the differences between being a stockholder of Assertio Holdings or Zyla before the Merger and being a stockholder of the combined company after the Merger. Assertio has filed forms of the Assertio Holdings Charter and Assertio Holdings Bylaws as Annex D and Annex E, respectively, to the registration statement of which this Joint Proxy Statement/Prospectus forms a part and will send copies of the documents referred to in this Joint Proxy Statement/Prospectus to you upon your request. Zyla will also send copies of its organizational documents referred to in this Joint Proxy Statement/Prospectus to you upon your request. See the section titled "Where You Can Find Additional Information" in this Joint Proxy Statement/Prospectus. The following descriptions are condensed by their nature and are qualified entirely by reference to the complete text of the Assertio Holdings Charter, Assertio Holdings Bylaws, Zyla Charter and Zyla Bylaws.

 Zyla Rights Versus Assertio Holdings Rights

Provision	Zyla	Assertio Holdings
Authorized Capital Stock	The Zyla Charter provides that the total number of shares of stock which Zyla shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.	The Assertio Holdings Charter provides that the total number of shares which Assertio Holdings shall have authority to issue is 205,000,000, consisting of 200,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share.
Outstanding Capital Stock	As of April 15, 2020, Zyla had 9,591,957 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.
Upon completion of the Merger, Assertio Holdings will have approximately 105,100,000 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding, of which approximately 26,157,000 shares of common stock will be shares issued to former Zyla stockholders, with an additional 17,700,000 shares of common stock reserved for issuance under former Zyla warrants and options.
Number of Directors
The Zyla Bylaws provide that the number of directors of Zyla shall be fixed from time to time by Zyla's board of directors within the limits specified in the Zyla Charter.

The Zyla Charter provides that, subject to the special rights of the holders of any series of preferred stock, the number of directors on Zyla's board of directors shall consist of at least three and not more than seven, each of whom shall be a natural person. The Zyla Charter also provides that the number of directors may be fixed from time to time by resolution of Zyla's board of directors. In addition, pursuant to Zyla's Bylaws and the Stockholders Agreement between Zyla and Iroko, certain stockholders of Zyla are entitled to designate two nominees to Zyla's board of directors for such long as those holders hold 25% of the equity consideration received on the effective date of the Iroko Acquisition.

The Assertio Holdings Bylaws provide that the Assertio Holdings Board shall consist of at least five and not more than nine directors, with the exact number of directors to be fixed by resolution of the Assertio Holdings Board, except as otherwise provided for or fixed pursuant to the Assertio Holdings Charter.

Provision	Zyla	Assertio Holdings
Election of Directors	The Zyla Bylaws provide that directors of Zyla shall be elected at each annual meeting of stockholders by plurality vote.	The Assertio Holdings Bylaws provide that directors of Assertio Holdings shall be elected at each annual meeting of stockholders.

In any uncontested election of directors of Assertio Holdings, each nominee shall be elected if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election (i.e., so-a called "majority vote" standard).

In any election of directors of Assertio Holdings that is not an uncontested election, the nominees for election as a director shall be elected by a plurality of the votes cast.

Directors' Term of Office	The Zyla Charter and Zyla Bylaws provide that each director of Zyla will hold office until the next annual meeting of stockholders or until such director's earlier resignation, removal from office, death or incapacity.	The Assertio Holdings Bylaws provide that each director of Assertio Holdings will hold office until the next annual meeting of stockholders or until a successor has been duly elected and qualified.
Vacancies on the Board of Directors	The Zyla Charter provides that, subject to the provisions of the Zyla Bylaws and any agreements with stockholders entered into by Zyla and approved pursuant to the Plan of Reorganization, vacancies (including, but not limited to, those resulting from death, resignation, retirement, disqualification, removal from office or other cause) and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. The Zyla Bylaws provide for certain director replacement procedures for two years following the Iroko Acquisition with respect to certain directors appointed by certain noteholders of Zyla.

No decrease in the number of directors constituting Zyla's board of directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors, subject, in each case, to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

The Assertio Holdings Bylaws provide that, subject to the rights of the holders of any outstanding series of preferred stock, and unless otherwise required by law or resolution of the Assertio Holdings Board, newly-created directorships resulting from any increase in the authorized number of directors and any vacancies in the Assertio Holdings Board not caused by removal may be filled by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until a successor shall have been duly elected and qualified.

The stockholders of Assertio Holdings may elect a director at any time to fill any vacancy not filled, or which cannot be filled, by the Assertio Holdings Board. No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

Provision	Zyla	Assertio Holdings
Removal of Directors	Under the Zyla Bylaws, unless otherwise provided, the entire Zyla Board or any individual director may be removed from office with cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors. In case the entire Zyla Board or any one or more directors be so removed, new directors may be elected at the same time for the unexpired portion of the full term of the director or directors so removed.	Under the Assertio Holdings Bylaws, except for any additional directors elected by the holders of any series of preferred stock, and unless otherwise restricted by law, any director or the entire Assertio Holdings Board may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the Assertio Holdings stock outstanding and entitled to vote.
Quorum
The Zyla Bylaws provide that the holders of a majority of Zyla capital stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of Zyla stockholders for the transaction of business except as otherwise provided by statute or by the Zyla Charter.
The Assertio Holdings Bylaws provide that at any meeting of Assertio Holdings stockholders, a majority of the voting power of Assertio Holdings stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter.

Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted (if so directed by the Meeting Chair).

Provision	Zyla	Assertio Holdings
Special Meeting of the Board of Directors	The Zyla Bylaws provide that special meetings of Zyla's board of directors may be called by the Chief Executive Officer or a majority of the entire Zyla Board. Notice of the meeting, stating the place, date and hour of the meeting shall be given to each director either by mail not less than 48 hours before the date of the meeting, by telephone, facsimile, telegram or electronic mail on 24-hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.	The Assertio Holdings Bylaws provide that special meetings of the Assertio Holdings Board for any purpose or purposes may be called at any time by the Chairman of the Assertio Holdings Board, the Chief Executive Officer or a majority of the directors then in office. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.
Special Meeting of the Stockholders
The Zyla Charter and Zyla Bylaws provide that, subject to any special rights of the holders of any series of preferred stock, and to the requirements of applicable law, special meetings of Zyla stockholders may be called only by or at the direction of Zyla's board of directors pursuant to written resolutions adopted by a majority of the total number of directors which Zyla would have if there were no vacancies.

Any business transacted at any special meeting of Zyla stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

The Assertio Holdings Charter and Assertio Holdings Bylaws provide that, with limited exceptions, a special meeting of Assertio Holdings stockholders:

(i) may be called at any time by the Assertio Holdings Board, Chairman of the Assertio Holdings Board, the President or the Secretary of Assertio Holdings; or

(ii) shall be called by the Chairman of the Assertio Holdings Board or the Secretary upon the written request or requests of one or more persons who satisfy the following requirements:

(A) own shares representing at least 10% of the voting power of the Assertio Holdings stock entitled to vote on the matters to be considered at the proposed special meeting; and

(B) comply with the notice procedures set forth in the Assertio Holdings Bylaws with respect to any matter that is a proper subject for stockholder action under applicable law.

Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Assertio Holdings Charter or Assertio Holdings Bylaws, special meetings of Assertio Holdings stockholders may not be called by any other person or persons.

Provision	Zyla	Assertio Holdings
Any action permitted by the Assertio Holdings Bylaws may be considered and voted upon at such stockholder-requested special meeting.
Stockholder Nominations and Proposals
The Zyla Bylaws provide that in order for a stockholder to make a director nomination or propose business at:

(a) an annual meeting of Zyla stockholders, the stockholder must give written notice to Zyla's Secretary no later than the close of business 60 days, and no earlier than 90 days, from the first anniversary of the prior year's annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary, written notice must be given no later than the close of business 60 days before such annual meeting or 10 days after the public announcement of the date of such meeting; and

(b) a special meeting of stockholders, the stockholder must give written notice to Zyla's Secretary no earlier than the close of business 90 days prior to such special meeting and no earlier than the 60 days prior to such special meeting or 10 days following the day after the public announcement of the date of such special meeting.

The Assertio Holdings Bylaws provide that in order for a stockholder to make a director nomination or propose business at:

(a) an annual meeting of Assertio Holdings stockholders, the stockholder must give written notice to Assertio Holdings' Secretary not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by Assertio Holdings; and

(b) a special meeting of stockholders, the stockholder must give written notice to Assertio Holdings' Secretary not earlier than the close of business on the 150th day prior to such special meeting and not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Assertio Holdings Board to be elected at such meeting is first made by Assertio Holdings.

Notwithstanding any other provision of the Assertio Holdings Bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for election to the Assertio Holdings Board or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to the Assertio Holdings Bylaws.

Provision	Zyla	Assertio Holdings
Stockholder Agreements	Pursuant to a Stockholders Agreement (the "Zyla Stockholders Agreement"), dated January 31, 2019 (the "Effective Date") by and among Zyla and the stockholders party thereto (the "Stockholders"):

1. the Stockholders are subject to certain transfer restrictions for a lock-up period of 90 days from the Effective Date or such other date and time designated by mutual agreement of Zyla and the Stockholders, whichever is earlier;

2. the Stockholders are subject to certain purchase restrictions for a standstill period of 18 months from the Effective Date;

3. for so long as the Stockholders hold, in the aggregate, at least 25% of the Equity Consideration Shares (as defined in the Zyla Stockholders Agreement), as adjusted for any reverse split, combination, recapitalization, reclassification, merger, consolidation or similar event with respect to Zyla Common Stock, or any rights offering to existing holders of Zyla's capital stock, if Zyla proposes to offer or sell any new securities, it must first offer such new securities to each Stockholder; and

4. among other requirements, Zyla's board of directors shall consist of seven directors, of which two directors shall be designated by the Stockholders holding a majority of the outstanding Equity Consideration Shares.

There will be no stockholders agreements for Assertio Holdings as of the Effective Time.
Stockholder Action by Written Consent
The Zyla Charter and Zyla Bylaws provide that, with limited exceptions, no action required or permitted to be taken at any annual or special meeting of the Zyla stockholders may be taken without a meeting, without prior notice and without a vote.
The Assertio Holdings Charter and Assertio Holdings Bylaws provide that any action required or permitted to be taken at any annual or special meeting of Assertio Holdings stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock of Assertio Holdings having not less than the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

Provision	Zyla	Assertio Holdings
Forum Selection	The Zyla Charter provides that the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of Zyla, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Zyla to Zyla or Zyla's stockholders, (iii) any action asserting a claim against Zyla arising pursuant to any provision of the DGCL or the Zyla Charter or Zyla Bylaws, and (iv) any action asserting a claim against Zyla governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in Zyla's capital stock shall be deemed to have notice of and have consented to Zyla's forum selection provision.	The Assertio Holdings Bylaws provide that, unless Assertio Holdings, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or if such court does not have jurisdiction, another state court or a federal court located within the State of Delaware). For purposes of this provision, internal corporate claims means claims, including claims in the right of Assertio Holdings: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.
Preemptive Rights
	The Zyla Charter provides that, subject to any agreements with Zyla stockholders entered into by Zyla from time to time and approved by Zyla's board of directors, the holders of Zyla Common Stock shall have no preemptive rights to subscribe for any shares of any class of Zyla stock whether now or hereafter authorized pursuant to the Zyla Charter.	Neither the Assertio Holdings Charter nor the Assertio Holdings Bylaws make reference to preemptive rights.

Provision	Zyla	Assertio Holdings
Amendments to Certificate of Incorporation	The Zyla Charter provides that, subject to the limitations set forth in the Zyla Bylaws, Zyla reserves the right to amend, alter, change or repeal any provision contained in the Zyla Charter in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders therein are granted subject to this reservation.

In addition, the number of authorized shares of any such class or classes of Zyla stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of Zyla stock entitled to vote in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock.

The Assertio Holdings Charter provides that Assertio Holdings reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in the Assertio Holdings Charter (including any Preferred Stock Designation, as defined therein), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to the Assertio Holdings Charter (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Provision	Zyla	Assertio Holdings
Amendments to Bylaws	The Zyla Charter provides that, except as otherwise provided in the Zyla Bylaws, Zyla's board of directors is expressly authorized to make, alter, amend or repeal the Zyla Bylaws.

The Zyla Bylaws provide that, unless otherwise provided therein or in the Zyla Charter, the Zyla Bylaws may be adopted, amended or repealed by the stockholders entitled to vote at any regular or special meeting or, if the Zyla Charter so provides, by Zyla's board of directors. The fact that such power has been so conferred upon Zyla's board of directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal the Zyla Bylaws.

Notwithstanding the foregoing, neither the Zyla Charter nor the Zyla Bylaws may be amended by Zyla's board of directors unless such amendment is approved by (A) Iroko and (B) two out of three of the following: (1) prior to Zyla's first annual meeting following the Iroko Acquisition, the Secured Director, the Convertible Director and the Joint Director; and (2) following the first annual meeting following the Iroko Acquisition, the First Independent Director, the Second Independent Director and the Third Independent Director (as such terms are defined in the Zyla Bylaws).

The Assertio Holdings Charter and Assertio Holdings Bylaws provide that the Assertio Holdings Board is expressly authorized to adopt, amend or repeal the Assertio Holdings Bylaws. Except as otherwise required in the Assertio Holdings Charter, (including the terms of any Preferred Stock Designation that require an additional vote) or the Assertio Holdings Bylaws, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the Assertio Holdings stock outstanding and entitled to vote, voting together as a single class, shall be required for Assertio Holdings stockholders to adopt, amend or repeal any provision of the Assertio Holdings Bylaws.

Appraisal Rights and Dissenters' Rights of Zyla Stockholders

        If the Merger is completed, Zyla stockholders who do not vote in favor of the Merger Agreement Proposal are entitled to appraisal rights under Section 262 of the DGCL ("Section 262"), provided that they comply with the conditions established by Section 262.

        The discussion below is not a complete summary regarding a Zyla stockholder's appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this Joint Proxy Statement/Prospectus as Annex F. Stockholders intending to exercise appraisal rights should carefully review Annex F. Failure to follow precisely any of the statutory procedures set forth in Annex F may result in a termination or waiver of these rights. This summary does not constitute legal or other advice, nor does it constitute a recommendation that Zyla stockholders exercise their appraisal rights under Delaware law.

        Under Section 262, when a Merger Agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days prior to the meeting, notify each of its stockholders who was a stockholder on the record date for notice of such meeting and who is entitled to exercise appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This Joint Proxy Statement/Prospectus constitutes Zyla's notice to its stockholders of the availability of appraisal rights in connection with the Merger.

        A stockholder wishing to exercise the right to demand appraisal of his, her or its shares of Zyla Common Stock must deliver to Zyla a written demand for appraisal of his, her or its shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the approval of the Merger and the adoption of the Merger Agreement such that a proxy, abstention or vote against the Merger will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. A demand for appraisal must reasonably inform Zyla of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of the shares of Zyla Common Stock held by such stockholder. If the Merger is completed within 10 days after the Effective Time, the surviving corporation must give written notice that the Merger has become effective to each holder of shares of Zyla Common Stock who has not voted in favor of the proposal to adopt the Merger Agreement and has otherwise complied with Section 262.

        All demands for appraisal should be addressed to Zyla Life Sciences, 600 Lee Road, Suite 100, Wayne, PA 19087, Attention: Secretary, and should be executed by, or on behalf of, the record holder of shares of Zyla Common Stock. ALL DEMANDS MUST BE DELIVERED TO ZYLA BEFORE THE VOTE ON THE ADOPTION OF THE MERGER AGREEMENT IS TAKEN AT THE ZYLA SPECIAL MEETING.

        If you fail to deliver a written demand for appraisal within the time period specified above, you will be entitled to receive the Merger Consideration for your shares of Zyla Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Zyla Common Stock.

        To be effective, a demand for appraisal by a holder of shares of Zyla Common Stock must be made by, or in the name of, the registered stockholder, fully and correctly, as the stockholder's name appears on the stockholder's stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Zyla. The beneficial owner must, in these cases, have the registered owner, such as a broker, bank or other custodian, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a custodian for others, may exercise the record owner's right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner. In addition, the stockholder must continuously hold the shares of record of Zyla Common Stock from the date of making the demand through the Effective Time.

        If you hold your shares of Zyla Common Stock in a brokerage account or in other custodian form and you wish to exercise appraisal rights, you should consult with your bank, broker or other custodian to determine the appropriate procedures for the making of a demand for appraisal by the custodian.

        At any time within 60 days after the Effective Time, any Zyla stockholder who has demanded an appraisal, but has neither commenced an appraisal proceeding nor joined an appraisal proceeding as a named party, has the right to withdraw such stockholder's demand and accept the terms of the Merger by delivering a written withdrawal to Zyla. If, following a demand for appraisal, you have withdrawn your demand for appraisal in accordance with Section 262, you will have the right to receive the Merger Consideration for your shares of Zyla Common Stock.

        Within 120 days after the Effective Time, any stockholder who has delivered a demand for appraisal in accordance with Section 262 will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the Merger and with respect to which demands for appraisal rights have been received and the aggregate number of holders of these shares. This written statement will be mailed to the requesting stockholder within 10 days after the stockholder's written request is received by the surviving corporation or within ten days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the Effective Time, either the surviving corporation or any stockholder who has delivered a demand for appraisal in accordance with Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the "fair value" of the shares held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of the petition must be made upon the surviving corporation. The surviving corporation has no obligation to file a petition in the Delaware Court of Chancery in the event there are dissenting stockholders, and Zyla has no present intent to file a petition in the Delaware Court of Chancery. Accordingly, the failure of a stockholder to file a petition within the period specified could nullify the stockholder's previously written demand for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to the stockholders shown on the list at the addresses therein stated. Such notice must also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable. The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof will be borne by the surviving corporation. After the Register in Chancery provides notice to those stockholders and the surviving corporation, if so ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares and who hold certificated shares of Zyla Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. If, immediately before the Merger, the shares of the class or series of stock as to which appraisal rights are available were listed on a national securities exchange, the Delaware Court of Chancery would dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (b) the value of the consideration provided in the Merger for such total number of shares exceeds $1 million or (c) the Merger was approved pursuant to Section 253 or 267 of the DGCL.

        After the Delaware Court of Chancery's determination of the holders of Zyla Common Stock entitled to appraisal, an appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the "fair value" of the shares of Zyla Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the "fair value." Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (a) the difference, if any, between the amount paid and the "fair value" of the shares as determined by the Delaware Court of Chancery and (b) interest theretofore accrued, unless paid at that time. Upon application by the surviving corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal before the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving corporation and who has submitted such stockholder's stock certificates to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under Section 262.

        When the "fair value" is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if any, by the surviving corporation to the stockholders entitled to receive the same, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by stock certificates upon the surrender to the surviving corporation of the stock certificates representing such stock.

        In determining the "fair value" of the shares of Zyla Common Stock, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining "fair value" in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company."

        The Delaware Supreme Court has stated that, in making this determination of "fair value," the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that were known or that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that "fair value" is to be "exclusive of any element of value arising from the accomplishment or expectation of the Merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also construed Section 262 to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered."

        You should be aware that the "fair value" of your shares of Zyla Common Stock as determined by the Delaware Court of Chancery under Section 262 could be greater than, the same as, or less than the consideration you would otherwise be entitled to receive under the terms of the Merger Agreement if you did not seek appraisal of your shares and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not in any manner address, "fair value" under Section 262.

Stockholders should be aware that the "fair value" of their shares as determined by the Delaware Court of Chancery could be a value higher or lower than, or the same as, the Merger Consideration.

        Zyla does not anticipate offering more than the Merger Consideration to any Zyla stockholder exercising appraisal rights, and Zyla reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of Zyla Common Stock is less than the Merger Consideration. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of such an order, each party bears its own expenses. From and after the Effective Time, no stockholder who has duly demanded and perfected appraisal rights in compliance with Section 262 shall be entitled to vote such shares of Zyla Common Stock subject to that demand for any purpose, or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the Effective Time; however, if no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder delivers to the surviving corporation a written withdrawal of his, her or its demand for appraisal and an acceptance of the terms of the Merger within 60 days after the Effective Time, then the right of such stockholder to appraisal will cease and that stockholder will be entitled to receive the Merger Consideration that such holder would have received for his, her or its shares of Zyla Common Stock, without interest and less any applicable withholding taxes, pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon any terms the Delaware Court of Chancery deems just.

        Failure to follow the steps required by Section 262 for perfecting appraisal rights may result in the loss of appraisal rights. In view of the complexity of Section 262, stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

Appraisal Rights and Dissenters' Rights of Assertio Stockholders

        Holders of Assertio Common Stock are not entitled to appraisal rights under Delaware law.

Governmental and Regulatory Matters

        Subject to the terms and conditions of the Merger Agreement, Assertio and Zyla have agreed to use their respective commercially reasonable efforts to obtain from any governmental entities any consents, licenses, permits, waivers, approvals, authorizations or orders that may be required in connection with, and to take, or cause to be taken, appropriate action, or do or cause to be done, those things necessary, proper or advisable under applicable or otherwise law in order to consummate, the transactions. Assertio and Zyla have determined that no material filings, including any filings under the Hart-Scott-Rodino Antitrust Improvement Act, are required to be made with any governmental entities in connection with the transactions. There can be no guarantee as to if and when any of the consents or approvals that may be required for the transactions will be obtained or as to the conditions that such consents and approvals may contain.

Accounting Treatment

        The transactions will be accounted for using the acquisition method of accounting in accordance with ASC Topic 805. For further information, see the section titled "Unaudited Pro Forma Condensed Combined Financial Statements."

Deregistration of Zyla Common Stock; Exchanging Certificates

        Upon consummation of the Merger, shares of Zyla Common Stock will be deregistered under the Exchange Act. At the Effective Time, each issued and outstanding share of Zyla Common Stock will be canceled and automatically converted into the right to receive as Merger Consideration 2.5 shares of common stock, par value $0.0001 per share, of Assertio Holdings. Cash will be paid in lieu of fractional shares. See "The Agreement and Plan of Merger—Procedures for Exchange of Certificates; Fractional Shares" beginning on page 162.

Listing of Assertio Holdings Common Stock

        Assertio Common Stock currently is listed on Nasdaq under the symbol "ASRT." Assertio Holdings has agreed in the Merger Agreement to use all reasonable efforts to cause the shares of Assertio Holdings Common Stock to be issued in the Merger to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the closing date of the Merger. Listing of these shares of Assertio Holdings Common Stock on Nasdaq, subject to official notice of issuance, is a condition to closing the Merger.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The following is a general discussion of the material U.S. federal income tax consequences of the Assertio Reorganization (and the Assertio Therapeutics LLC Conversion, if any) to U.S. holders (as defined below) of Assertio Common Stock and of the Merger (and the Zyla LLC Conversion, if any) to U.S. holders of Zyla Common Stock.

        This discussion addresses only U.S. holders of Assertio Common Stock or Zyla Common Stock, as applicable, who hold their stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any non-income taxes or any foreign, state or local tax consequences of the transactions. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders of Assertio Common Stock or Zyla Common Stock, as applicable, in light of their particular circumstances or to holders subject to special rules (including controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, tax-exempt organizations, governmental organizations, banks or other financial institutions, mutual funds, brokers or dealers in securities, insurance companies, regulated investment companies, real estate investment trusts, persons who hold Assertio Common Stock or Zyla Common Stock as part of a hedging or conversion transaction or as part of a short-sale or straddle or other integrated transaction for U.S. federal income tax purpose, certain U.S. expatriates or former long-term residents of the United States, persons who own (or are deemed to own) five-percent (5%) or more of the outstanding stock of Assertio or Zyla, persons whose functional currency is not the U.S. dollar, accrual-method taxpayers subject to special tax accounting rules under Section 451(b) of the Code, any person who is not a U.S. holder (as defined below), persons deemed to sell Assertio Common Stock or Zyla Common Stock under the constructive sale provisions of the Code, S corporations, partnerships or other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes (and investors therein), persons who hold their Assertio Common Stock or Zyla Common Stock through tax-qualified retirement plans, persons who acquired their Assertio Common Stock or Zyla Common Stock pursuant to the exercise of warrants or conversion rights under convertible instruments, persons who acquired Assertio Common Stock or Zyla Common Stock pursuant to the exercise of compensatory options or otherwise as compensation) or shareholders that exercise dissenters' rights. In addition, this discussion does not address any U.S. federal estate, gift or alternative minimum tax laws nor does it address any tax consequences arising under the Medicare surtax on net investment income. This discussion is based on the Code, applicable Treasury Regulations, administrative interpretations and court decisions, each as in effect as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, possibly with retroactive effect. Any such change could affect the validity of this discussion.

        For purposes of this discussion, a "U.S. holder" is a beneficial owner of Assertio Common Stock or Zyla Common Stock that is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

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  a corporation (or any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust (i) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more U.S. persons or (ii) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

        If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Assertio Common Stock or Zyla Common Stock, the tax treatment of a partner in such partnership (or an equity owner of such other entity or arrangement) will generally depend on the status of the partner (or equity owner) and the activities of the partnership (or such other entity or arrangement). Partners of partnerships (or equity owners of entities or arrangements treated as partnerships) holding Assertio Common Stock or Zyla Common Stock should consult their own tax advisors regarding the U.S. federal income tax consequences to them.

        THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGER. PLEASE CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

General

        For U.S. federal income tax purposes, it is intended that either (i) each of the Assertio Reorganization together with the Assertio Therapeutics LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) qualify as a reorganization within the meaning of Section 368(a) of the Code or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code. Neither Assertio nor Zyla have sought, nor do they intend to seek, any ruling from the IRS or opinion of counsel with respect to the qualification of each of the transactions as a reorganization within the meaning of Section 368(a) of the Code or, alternatively, the qualification of the transactions taken together as a transaction governed by Section 351 of the Code, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. The remainder of this discussion assumes that either each of the transactions (together with the Assertio LLC Conversion or Zyla LLC Conversion, if consummated) will either qualify as a reorganization within the meaning of Section 368(a) of the Code or the transactions taken together will qualify as a transaction governed by Section 351 of the Code. If the transactions do not so qualify, the receipt of shares of Assertio Holdings Common Stock in exchange for Assertio Common Stock and Zyla Common Stock in the Merger would constitute a taxable exchange for U.S. federal income tax purposes and the corresponding tax consequences of the transactions could materially differ from those described here.

Material U.S. Federal Income Tax Consequences of the Merger to U.S. Holders

Exchange of Assertio Common Stock and Zyla Common Stock for Assertio Holdings Common Stock

        Subject to the limitations and qualifications set forth in this section "Material U.S. Federal Income Tax Consequences of the Merger," and subject to the discussion below relating to the receipt of cash in lieu of fractional shares of Zyla Common Stock, the following are the anticipated material United States federal income tax consequences to the U.S. holders who exchange their shares of Assertio Common Stock and Zyla Common Stock for Assertio Holdings Common Stock pursuant to a transaction constituting a reorganization within the meaning of section 368(a) of the Code or a transaction governed by Section 351 of the Code:

  •
  No gain or loss upon will be recognized on the exchange of shares of Assertio Common Stock or Zyla Common Stock for shares of Assertio Holdings Common Stock in the Assertio Reorganization or the Merger, respectively;

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  The tax basis in the Assertio Holdings Common Stock received in the Assertio Reorganization or the Merger (including fractional shares for which cash is received, if any) will be equal to the tax basis of the Assertio Common Stock or Zyla Common Stock, respectively, surrendered in exchange therefor; and

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  The holding period for shares of Assertio Holdings Common Stock received in the Assertio Reorganization or the Merger (including fractional shares for which cash is received, if any) includes its holding period for its shares of Assertio Common Stock or Zyla Common Stock, respectively, surrendered in exchange therefor.

        U.S. holders of Assertio Common Stock or Zyla Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

        No fractional shares of Assertio Holdings Common Stock will be distributed to Assertio stockholders or Zyla stockholders in connection with the Merger. A U.S. holder that receives cash in lieu of a fractional share of Assertio Holdings Common Stock as a part of the Merger will generally recognize capital gain or loss measured by the difference between the cash received for such fractional share and the portion of the U.S. holder's tax basis in the shares of Assertio Common Stock or Zyla Common Stock allocable to the fractional share. Such capital gain or loss will generally be long-term capital gain or loss if the holding period for such fractional shares of Assertio Holdings Common Stock is more than one year. Long-term capital gain of certain non-corporate taxpayers is generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

        U.S. holders that acquired different blocks of Assertio Common Stock or Zyla Common Stock at different times or different prices should consult their tax advisor regarding the manner in which gain or loss should be determined in their specific circumstances.

Backup Withholding

        U.S. federal backup withholding at the applicable rate (currently 24%) may apply with respect to cash or Assertio Holdings Common Stock received by U.S. holders. Backup withholding will not apply if the applicable Assertio stockholder or Zyla stockholder (i) is an exempt holder (including certain corporations and certain tax-exempt organizations who, when required, provide certification as to their status) or (ii) timely provides an IRS Form W-9 containing the holder's name, address, correct federal taxpayer identification number and indicating that the holder is exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the U.S. holder may be subject to penalties imposed by the IRS and to U.S. federal backup withholding. Any amounts withheld from payments to a holder under the backup withholding rules may be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Tax Consequences if the Transactions Fail to Qualify as a Reorganization

        If the transactions do not qualify either (a) as a "reorganization" within the meaning of Section 368(a) of the Code or (b) as a transaction governed by Section 351 of the Code, a U.S. holder of Assertio Common Stock and Zyla Common Stock generally would recognize gain or loss for U.S. federal income tax purposes on each share of Assertio Common Stock or Zyla Common Stock, respectively, surrendered in the transactions in an amount equal to the difference between the fair market value, at the time of the merger, of the Assertio Holdings Common Stock received in the transactions (including any cash received in lieu of a fractional share) and such U.S. holder's tax basis in the Assertio Common Stock or Zyla Common Stock, respectively, surrendered in the transactions.

Gain or loss must be calculated separately for each block of Assertio Common Stock or Zyla Common Stock, respectively, exchanged by such U.S. holder if such blocks were acquired at different times or for different prices. Any gain or loss recognized generally would be capital gain or loss, and generally would be long-term capital gain or loss if the U.S. holder's holding period in a particular block of Assertio Common Stock or Zyla Common Stock exceeds one year at the effective time of the merger. Long-term capital gain of non-corporate U.S. holders (including individuals) generally is taxed at reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations. A U.S. holder's tax basis in shares of Assertio Holdings Common Stock received in the transactions would be equal to the fair market value thereof as of the effective time of the merger, and such U.S. holder's holding period in such shares would begin on the day following the transactions.

 THE AGREEMENT AND PLAN OF MERGER

        The following description of the material provisions of the Merger Agreement is qualified by reference to the text of the Agreement and Plan of Merger dated as of March 16, 2020, as amended, among Assertio Holdings, Assertio, Assertio Merger Sub, Merger Sub and Zyla, a copy of which is attached as Annex A and is incorporated by reference in this Joint Proxy Statement/Prospectus. All Assertio stockholders and Zyla stockholders are encouraged to read the Agreement and Plan of Merger in its entirety for a more complete description of the terms and conditions to the Merger.

The Merger

        At the Effective Time, Merger Sub, a direct wholly-owned subsidiary of Assertio Holdings, will merge with and into Zyla. Zyla will continue as the surviving corporation (the "Zyla Surviving Corporation") and will become a direct wholly-owned subsidiary of Assertio Holdings. The articles of incorporation of Zyla will be amended at the Effective Time to read in its entirety as the Certificate of Incorporation of Merger Sub (except that references to the name of Merger Sub shall be replaced by references to the name of Zyla). The bylaws of Zyla will be amended at the Effective Time to read in its entirety as the bylaws of Merger Sub (except that references to the name of Merger Sub shall be replaced by references to the name of Zyla). Merger Sub was created solely for the purpose of the Merger and has no material assets or operations of its own.

Consideration in the Merger

        At the Effective Time, each share of Zyla Common Stock issued and outstanding immediately prior to the Effective Time (except for shares of Zyla Common Stock held in the treasury of Zyla or owned, directly or indirectly, by Assertio Holdings or Merger Sub or dissenting shares), will automatically become the right to receive 2.5 shares of Assertio Holdings Common Stock (the "Exchange Ratio"). We refer to shares of Assertio Holdings Common Stock to be issued in the Merger as the "Merger Consideration." The shares of Assertio Holdings Common Stock to be issued as Merger Consideration will represent approximately 32% of the issued and outstanding capital stock of Assertio Holdings after giving effect to the Merger and the Assertio Reorganization, calculated on a fully-diluted basis (treasury-stock method).

Closing and Effective Times of the Merger

        The closing of the Merger will take place no later than the second business day following the satisfaction or waiver of the conditions described below under "—Conditions to the Merger," unless Assertio Holdings and Zyla agree in writing to another time.

        The Merger will become effective at the time the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such other time agreed to by Assertio Holdings and Zyla in the Certificate of Merger. The Certificate of Merger will be filed by Zyla on the closing date of the Merger.

Directors, Executive Officers and Certain Governance Matters of Assertio Holdings

        Upon the completion of the Merger, Assertio Holdings is expected to have a board of directors comprised of (a) Arthur Higgins, as the non-executive chairman of the board, Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree, David E. Wheadon, each as an Assertio designee and (b) Todd N. Smith, Timothy P. Walbert, as the lead independent director of the board of directors, and Andrea Heslin Smiley, each as a Zyla designee. The aforementioned board of directors will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq.

        Upon completion of the Merger, the executive officers of Assertio Holdings are expected to be Todd N. Smith as Chief Executive Officer, Daniel A. Peisert as Chief Financial Officer and Mark Strobeck as Chief Operating Officer.

        The Assertio Holdings Charter will govern the rights of the stockholders of Assertio Holdings following the Effective Time and will be in substantially the same form attached as Annex D to this Joint Proxy Statement/Prospectus. Please see the section entitled "Material Differences in Rights of Assertio Holdings Stockholders and Zyla Stockholders" for a discussion of the Assertio Holdings Charter. At the Effective Time, the board of directors of Assertio Holdings also expects to adopt the Assertio Holdings Bylaws, which will be in substantially the form attached hereto as Annex E. The corporate headquarters for Assertio Holdings and its subsidiaries will be located at the corporate headquarters of Assertio in Lake Forest, Illinois.

Treatment of Zyla Stock Options and Other Stock-Based Awards and Zyla Warrants

        The Merger Agreement provides that at Effective Time, in each case, subject to certain adjustments in accordance with the Exchange Ratio and other terms set forth in the Merger Agreement (i) each option to purchase Zyla Common Stock, whether vested or unvested, that is outstanding will be converted at the Effective Time into an option to purchase shares of Assertio Holdings Common Stock on the same terms and conditions as were applicable to such option to purchase Zyla Common Stock as of immediately prior to the Effective Time (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof provided under such option), with an adjusted exercise price in accordance with the Exchange Ratio and certain tax considerations, (ii) each time-based restricted stock unit of Zyla, whether vested or unvested, that is outstanding will be cancelled at the Effective Time in exchange for fully-vested Assertio Holdings Common Stock, (iii) each performance-based restricted stock unit of Zyla, whether vested or unvested, that is outstanding will be cancelled at the Effective Time in exchange for fully-vested Assertio Holdings Common Stock, and (iv) each warrant to purchase shares of Zyla Common Stock that is issued and outstanding will be cancelled at the Effective Time in exchange for a warrant to purchase shares of Assertio Holdings Common Stock on the same terms and conditions as were applicable to such warrant to purchase shares of Zyla Common Stock as of immediately prior to the Effective Time, unless otherwise elected by the holder of any such warrant, at an exercise price of $0.0004 per share of Assertio Holdings Common Stock.

Cancellation of Shares

        Each share of Zyla Common Stock held in the treasury of Zyla or owned, directly or indirectly, by Assertio Holdings or Merger Sub immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

Procedures for Exchange of Certificates; Fractional Shares; Dividends and Distributions

        Assertio Holdings has retained Continental Stock Transfer & Trust Company as the exchange agent for the Merger to handle the exchange of shares of Zyla Common Stock for the Merger Consideration, including the payment of cash for fractional shares. As soon as reasonably practicable after the Effective Time, the exchange agent will mail to each record holder of shares of Zyla Common Stock that were converted into the right to receive the Merger Consideration, a letter of transmittal and instructions for surrendering the certificates representing shares of Zyla Common Stock for the Merger Consideration. Upon surrender of certificates representing shares of Zyla Common Stock for cancelation, together with an executed letter of transmittal, to the exchange agent, the holder of those certificates will be entitled to receive the appropriate Merger Consideration.

        Assertio Holdings will not issue fractional shares of Assertio Holdings Common Stock in the Merger. Instead, each holder of shares of Zyla Common Stock who would otherwise be entitled to receive fractional shares of Assertio Holdings Common Stock in the Merger will be entitled to an amount of cash, without interest, rounded to the nearest cent, determined by multiplying (i) the fraction of a share of Assertio Holdings Common Stock which such holder would otherwise be entitled to receive by (ii) the volume weighted average price as of the close of trading per share of Assertio Common Stock traded on Nasdaq for the ten (10) consecutive trading days ending at the close of business ending on the third (3rd) trading day prior to the Effective Time.

        Assertio Holdings will not pay any dividends or other distributions in respect of Assertio Holdings Common Stock issuable in exchange for shares of Zyla Common Stock in the Merger until the holder is entitled to receive, in exchange for certificates representing shares of Zyla Common Stock, the Merger Consideration represented by those certificates. After the holder of certificates representing shares of Zyla Common Stock becomes entitled to receive the Merger Consideration, the holder of the new certificates representing whole shares of Assertio Holdings Common Stock issued in exchange for the certificates representing shares of Zyla Common Stock will be paid, at the time of exchange, without interest, the amount of any cash payable in lieu of a fractional share of Assertio Holdings Common Stock to which the holder is entitled, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Assertio Holdings Common Stock and, at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the time of the exchange and a payment date subsequent to the time of the exchange payable with respect to those whole shares of Assertio Holdings Common Stock.

        After the six-month anniversary of the Effective Time, any holder of certificates representing shares of Zyla Common Stock will thereafter look only to the Zyla Surviving Corporation, as general creditors thereof, for payment of the Merger Consideration.

Certain Representations and Warranties

        The Merger Agreement contains a number of customary representations and warranties made by Assertio, Assertio Holdings, Merger Sub and Zyla with respect to themselves and their respective subsidiaries. These generally reciprocal representations and warranties relate to:

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  valid existence, organization and authority to carry on its business;

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  subsidiaries;

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  capital structure;

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  power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

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  absence of any conflict with or breach of organizational documents, law or material agreements as a result of the Merger and the transactions contemplated by the Merger Agreement;

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  SEC documents, financial statements and undisclosed liabilities;

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  information supplied for inclusion in this Joint Proxy Statement/Prospectus;

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  absence of specific changes or events;

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  litigation;

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  compliance with laws;

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  health care regulatory matters;

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  benefit plans and ERISA compliance;

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  labor matters;

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  environmental matters;

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  taxes;

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  contracts;

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  Insurance;

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  real property;

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  intellectual property;

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  opinion of financial advisor;

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  brokers' fees and expenses.

        None of the representations and warranties in the Merger Agreement will survive the Effective Time.

Material Adverse Effect

        Many of the representations and warranties made by Assertio, Assertio Holdings, Merger Sub and Zyla are qualified by a material adverse effect threshold. For purposes of the Merger Agreement, a "material adverse effect" with respect to a party and its subsidiaries means any event, change, circumstance, occurrence, effect or state of facts that (1) is or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, condition (financial or otherwise), or results of operations of such party and its subsidiaries, taken as a whole or (2) materially impairs the ability of such party to consummate the Merger or any of the other transactions contemplated by the Merger Agreement; provided, however, that in the case of clause (1) only, a material adverse effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from:

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  changes or conditions generally affecting the industries in which such party and its subsidiaries operate, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general;

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  the outbreak or escalation of war or acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus);

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  changes in applicable law or GAAP, or the interpretation or enforcement thereof after the date of the Merger Agreement;

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  the public announcement of the Merger Agreement or the pendency of the Merger Agreement;

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  any failure, in and of itself, by such party to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (however, the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect, to the extent permitted by and not otherwise excepted under the Merger Agreement);

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  any change, in and of itself, in the market price or trading volume of such party's securities or in its credit ratings (however, the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a material adverse effect, to the extent permitted by and not otherwise excepted under the Merger Agreement); or

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  any specific action taken (or omitted to be taken) by such party or any of its subsidiaries at or with the express written direction or written consent of the other party.

        For purposes of determining whether there has been or will be a material adverse effect, the exceptions described in the first through third bullets above will be taken into account if such event, change, circumstance, occurrence effect or state of facts is disproportionately adverse to such party and its subsidiaries, taken as a whole, as compared to other participants in the industries in which such party and its subsidiaries operate.

Conduct of Zyla's Businesses Pending the Transactions

        Between the date of the Merger Agreement and the Effective Time, each of Zyla and its subsidiaries will carry on its business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact its business organization, preserve its material assets, rights and properties in good repair and condition, preserve its goodwill and maintain satisfactory relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition, between the date of the Merger Agreement and the Effective Time, unless otherwise permitted under the Merger Agreement or consented to in writing in advance by Assertio, each of Zyla and its subsidiaries has generally agreed not to:

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  declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or other equity interests, except for dividends by a wholly-owned subsidiary of Zyla to its parent;

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  purchase, redeem or otherwise acquire shares of capital stock or other equity interests of Zyla or its subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests or split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests;

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  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exercisable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, "phantom" stock rights, performance units, rights to receive shares of capital stock of Zyla on a deferred basis or other rights linked to the value of shares of Zyla Common Stock, including pursuant to contracts as in effect on the date hereof; other than issuance of shares of Zyla Common Stock upon exercise of options, restricted stock units or warrants pursuant to the terms of the Merger Agreement;

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  amend or otherwise change, or authorize the amendment or change of, its certificate of incorporation or by-laws (or similar organizational documents);

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  directly or indirectly acquire or agree to acquire (A) a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof or (B) any assets that are otherwise material to Zyla and its subsidiaries, other than inventory acquired in the ordinary course of business consistent with past practice;

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  directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any lien (other than a permitted lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein (including any intellectual property owned by Zyla), except (A) sales of inventory in the ordinary course of business consistent with past practice and (B) the granting of non-exclusive licenses of intellectual property in the ordinary course of business consistent with past practice, the abandonment of intellectual property in the exercise of the good faith business judgment of Zyla and the expiration of intellectual property in accordance with the applicable statutory term to the extent not extendable;

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  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

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  incur, create, assume or otherwise become liable for, or repay or prepay, any indebtedness, or amend, modify or refinance any indebtedness or make any loans, advances or capital contributions to, or investments in, any other person, other than Zyla or any subsidiary of Zyla other than up to an aggregate principal amount of $5,000,000 under the Zyla's Revolving Credit Agreement that Zyla's board of directors determines, in its sole discretion, is necessary to avoid a material adverse impact on the business of the Zyla and its subsidiaries;

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  incur or commit to incur any capital expenditure or authorization or commitment with respect thereto that in the aggregate are in excess of $1,000,000;

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  except to pay, discharge, settle or satisfy for money any claims, liabilities or obligations disclosed in the documents filed by Zyla with the SEC prior to the date of the Merger Agreement, (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of the Merger Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of Zyla included in the documents filed by Zyla with the SEC prior to the date of the Merger Agreement (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (B) cancel any material indebtedness owed to Zyla or any of its subsidiaries, or (C) waive, release, grant or transfer any right of material value.

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  materially modify, materially amend, terminate, cancel or extend any material contract or other than in the ordinary course of business, consistent with past practice, enter into any material contract;

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  except with respect to an action to enforce its rights under the Merger Agreement, commence any action, or compromise, settle or agree to settle any action other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $1,000,000 individually or $3,000,000 in the aggregate, in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, Zyla;

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  change its financial or tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable law, or revalue any of its material assets;

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  settle or compromise any liability for taxes, make, revoke or modify any material tax election, file any amended tax return or claim for tax refund, file any tax return other than on a basis consistent with past practice; file any federal or state income tax return for any tax year ending during (or including any day during) the 2019 calendar year that does not contain an election out of the provisions of Section 382(l)(5) of the Code (or comparable provisions of state, local, or foreign law) with respect to any ownership change that occurred during such year for purposes of Section 382 of the Code; consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes; grant any power of attorney with respect to taxes, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, tax holiday or any closing or other similar agreement or change any method of accounting for tax purposes;

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  change its fiscal year;

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  except as required by the terms of any Zyla equity plan as in effect immediately prior to the date of the Merger Agreement, as required by applicable law or as required to maintain the tax qualified status of any Zyla equity plan, (A) grant any current or former director, officer, employee or independent contractor any increase in base salary or hourly wage rate, bonus opportunity or other material benefits (other than base salary (and corresponding annual bonus opportunity) increases made in the ordinary course of business consistent with past practice for employees whose annual base salary immediately prior to such increase does not exceed $50,000), or pay any bonus of any kind to any current or former director, officer, employee or consultant, (B) grant or pay to any current or former director, officer, employee or consultant any severance, change in control or termination pay, or make any modifications thereto or increases therein (other than as the automatic and non-discretionary result of a permitted base salary or annual bonus opportunity increase under the immediately preceding clause (A)), (C) grant or amend any award of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards, or remove or modify any restrictions in any Zyla equity plan or awards made thereunder, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Zyla equity plan or other contract or (F) adopt any new Zyla equity plan or amend, modify or terminate any existing Zyla equity plan, in each case for the benefit of any current or former director, officer, employee or consultant;

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  (A) hire any employee at the executive level or higher or (B) other than in the ordinary course of business consistent with past practice, hire any other employee;

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  terminate any employee of Zyla or its subsidiaries or otherwise request that any employee of Zyla or its subsidiaries resign, in each case other than for cause or poor performance (in accordance with Zyla's past practices);

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  fail to keep in force material insurance policies or replacement or revise provisions in any material respect regarding insurance coverage with respect to the assets, operations and activities of Zyla and its subsidiaries as currently in effect;

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  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of Zyla or any of its subsidiaries;

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  enter into any new line of business outside of its existing business;

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  enter into any new real property lease or materially amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $25,000;

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  take any action (or fail to take any action) in breach of the Merger Agreement, with the actual knowledge that such action or failure to act would alone, or in conjunction with one or more other events, changes, circumstances, occurrences, effects of state of facts, have a material adverse effect on Zyla; or

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  authorize any of, or commit or agree in writing to take, any of, the foregoing actions.

Conduct of Assertio's Businesses Pending the Transactions

        Between the date of the Merger Agreement and the Effective Time, each of Assertio and Assertio Holdings and its subsidiaries will carry on its business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact its business organization, preserve its material assets, rights and properties in good repair and condition, preserve its goodwill and maintain satisfactory relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition, between the date of the Merger Agreement and the Effective Time, unless otherwise permitted under the Merger Agreement or consented to in writing in advance by Zyla, Assertio and its subsidies have generally agreed not to:

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  declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or other equity interests, except for dividends by a wholly-owned subsidiary of Assertio to its parent;

  •
  purchase, redeem or otherwise acquire shares of capital stock or other equity interests of Assertio or its subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests or split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests, other than issuance of shares of Assertio Holdings Common Stock or Assertio Common Stock upon exercise of options pursuant to the terms of the Merger Agreement;

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  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exercisable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, "phantom" stock rights, performance units, rights to receive shares of capital stock of Assertio on a deferred basis or other rights linked to the value of shares of Assertio Common Stock or Assertio Holdings Common Stock, including pursuant to contracts as in effect on the date hereof, other than issuance of shares of Assertio Holdings Common Stock or Assertio Common Stock upon exercise of options pursuant to the terms of the Merger Agreement;

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  amend or otherwise change, or authorize the amendment or change of, its certificate of incorporation or by-laws (or similar organizational documents);

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  directly or indirectly acquire or agree to acquire (A) a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof or (B) any assets that are otherwise material to Assertio and its subsidiaries, other than inventory acquired in the ordinary course of business consistent with past practice;

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  directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any lien (other than a permitted lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein (including any intellectual property owned by Assertio), except (A) sales of inventory in the ordinary course of business consistent with past practice and (B) the granting of non-exclusive licenses of intellectual property in the ordinary course of business consistent with past practice, the abandonment of intellectual property in the exercise of the good faith business judgment of Assertio and the expiration of intellectual property in accordance with the applicable statutory term to the extent not extendable;

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  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

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  incur, create, assume or otherwise become liable for, or repay or prepay, any indebtedness, or amend, modify or refinance any indebtedness or make any loans, advances or capital contributions to, or investments in, any other person, other than Assertio or any subsidiary of Assertio;

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  incur or commit to incur any capital expenditure or authorization or commitment with respect thereto that in the aggregate are in excess of $1,000,000;

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  except to pay, discharge, settle or satisfy for money any claims, liabilities or obligations disclosed in the documents filed by Assertio with the SEC prior to the date of the Merger Agreement, (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of the Merger Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of Assertio included in the documents filed by Assertio with the SEC prior to the date of the Merger Agreement (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (B) cancel any material indebtedness owed to Assertio or any of its subsidiaries, or (C) waive, release, grant or transfer any right of material value.

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  materially modify, materially amend, terminate, cancel or extend any material contract or other than in the ordinary course of business, consistent with past practice, enter into any material contract;

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  except with respect to an action to enforce its rights under the Merger Agreement, commence any action, or compromise, settle or agree to settle any action other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $3,000,000 individually or $10,000,000 in the aggregate, in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, Zyla;

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  change its financial or tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable law, or revalue any of its material assets;

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  settle or compromise any liability for taxes, make, revoke or modify any material tax election , file any amended tax return or claim for tax refund, file any tax return other than on a basis consistent with past practice, consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes, grant any power of attorney with respect to taxes, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, tax holiday or any closing or other similar agreement or change any method of accounting for tax purposes;

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  change its fiscal year;

  •
  except as required by the terms of any Assertio equity plan as in effect immediately prior to the date of the Merger Agreement, as required by applicable law or as required to maintain the tax qualified status of any Assertio equity plan, (A) grant any current or former director, officer, employee or independent contractor any increase in base salary or hourly wage rate, bonus opportunity or other material benefits (other than base salary (and corresponding annual bonus opportunity) increases made in the ordinary course of business consistent with past practice for employees whose annual base salary immediately prior to such increase does not exceed $50,000), or pay any bonus of any kind to any current or former director, officer, employee or consultant, (B) grant or pay to any current or former director, officer, employee or consultant any severance, change in control or termination pay, or make any modifications thereto or increases therein (other than as the automatic and non-discretionary result of a permitted base salary or annual bonus opportunity increase under the immediately preceding clause (A)), (C) grant or amend any award of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards, or remove or modify any restrictions in any Assertio equity plan or awards made thereunder, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Assertio equity plan or other contract or (F) adopt any new Assertio equity plan or amend, modify or terminate any existing Assertio equity plan, in each case for the benefit of any current or former director, officer, employee or consultant;

  •
  (A) hire any employee at the executive level or higher or (B) other than in the ordinary course of business consistent with past practice, hire any other employee;

  •
  terminate any employee of Assertio or its subsidiaries or otherwise request that any employee of Assertio or its subsidiaries resign, in each case other than for cause or poor performance (in accordance with Assertio's past practices);

  •
  fail to keep in force material insurance policies or replacement or revise provisions in any material respect regarding insurance coverage with respect to the assets, operations and activities of Assertio and its subsidiaries as currently in effect;

  •
  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of Assertio or any of its subsidiaries;

  •
  enter into any new line of business outside of its existing business;

  •
  enter into any new real property lease or materially amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $25,000;

  •
  take any action (or fail to take any action) in breach of the Merger Agreement, with the actual knowledge that such action or failure to act would alone, or in conjunction with one or more other events, changes, circumstances, occurrences, effects of state of facts, have a material adverse effect on Assertio; or

  •
  authorize any of, or commit or agree in writing to take, any of, the foregoing actions.

Restrictions on Zyla's Solicitations of Acquisition Proposals

        Zyla has agreed not to, will not permit its subsidiaries to, and will not authorize or permit any officer, director, employee, investment banker, financial advisor, attorney, accountant or other advisor, agent or representative of Zyla or any of its subsidiaries, directly or indirectly, to:

  •
  solicit, initiate, endorse, encourage or knowingly facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any acquisition proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any acquisition proposal;

  •
  enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information or data with respect to, or otherwise cooperate in any way with, any acquisition proposal; or

  •
  agree in writing or publicly propose to do any of the foregoing.

        Zyla may, however, before the Zyla stockholders approve the Merger Agreement, in response to an unsolicited bona fide acquisition proposal which Zyla's board of directors determines, in good faith, after consultation with outside counsel and financial advisors, that such acquisition proposal constitutes or would be reasonably likely to lead to a superior proposal and that failure to take the following actions would reasonably be expected to result in a breach of its fiduciary duties to the Zyla stockholders under applicable law, furnish information with respect to Zyla and its subsidiaries to the person making such acquisition proposal and pursuant to a customary confidentiality agreement, which agreement is no less restrictive in any material respect of the person making the acquisition proposal than the confidentiality agreement entered into by Assertio with Zyla, and participate in discussions or negotiations with such person regarding any acquisition proposal.

        An "acquisition proposal" means, with respect to either Zyla or Assertio, any proposal or offer with respect to any direct or indirect acquisition or purchase or license, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, licensing or similar transaction, or otherwise, of (A) assets or businesses of such person and its subsidiaries that generate more than 15% of the consolidated net revenues or net income (for the twelve (12) month period ended on the last day of such person's most recently completed fiscal quarter) or that represent more than 15% of the total assets (based on fair market value) of such person and its subsidiaries, taken as a whole, immediately prior to such transaction, in each case other than in the ordinary course of business of such person and its subsidiaries, or (B) more than 15% of any class of capital stock, other equity securities or voting power of such person, any of its subsidiaries or any resulting parent company of such person, in each case other than the Merger and other transactions contemplated by the Merger Agreement;

        A "superior proposal" means any unsolicited bona fide written acquisition proposal made by a third person that is fully financed or has fully committed financing that Zyla's board of directors determines in good faith (after consultation with outside counsel and its financial advisor), taking into account all legal, financial (including the financing terms and the ability of such third person to finance such acquisition proposal), regulatory and other aspects of the proposal, is (A) more favorable to the Zyla stockholders from a financial point of view than the Merger and the other transactions contemplated by the Merger Agreement (including any adjustment to the terms and conditions proposed by Assertio in response to such proposal) and (B) reasonably likely of being completed on the terms proposed on a timely basis; provided, that, for purposes of the definition of "superior proposal," references in the term "acquisition proposal" to "15%" shall be deemed to be references to "50%".

        Neither Zyla's board of directors nor any committee thereof may withdraw or modify in a manner adverse to Assertio Holdings or Assertio the recommendation or declaration of advisability by Zyla's board of directors or any such committee of the Merger Agreement, the Merger or any of the other transactions contemplated thereunder or recommend or otherwise declare advisable the approval by the Zyla stockholders of any acquisition proposal or cause or permit Zyla or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, Merger Agreement, option agreement, joint venture agreement, partnership agreement or other contract, in each case constituting or related to, or which is intended to or is reasonably likely to lead to, any acquisition proposal, or agree in writing or publicly propose to take any such actions. Notwithstanding the foregoing, Zyla's board of directors may withdraw or modify its approval or recommendation of the Merger Agreement or the Merger if, prior to receipt of the approval by Zyla stockholders:

  •
  Zyla has received a superior proposal or an intervening event has occurred;

  •
  Zyla's board of directors has determined in good faith, after consultation with outside counsel, that the withdrawal or modification of its approval or recommendation of the Merger

    Agreement or the Merger is required for the purpose of fulfilling its fiduciary duties, and Zyla has notified Assertio in writing of this determination;

  •
  at least four business days following receipt by Assertio of this notice, and taking into account any revised proposal made by Assertio since receipt of this notice, Zyla's board of directors determines that the superior proposal remains a superior proposal; and

  •
  with respect to the occurrence of an intervening event, Zyla provides Assertio with written information describing such intervening event in reasonable detail as soon as reasonably practicable and keeps Assertio reasonably informed of developments with respect to such intervening event.

        An "intervening event" means a material fact, event, change, development or circumstance directly related to Zyla that was not known or reasonably foreseeable to Zyla's board of directors prior to Zyla's execution of the Merger Agreement, which fact, event, change, development or circumstance, or any material consequence thereof, becomes known to Zyla's board of directors prior to the receipt of the Zyla Stockholder Approval that does not relate to (A) an acquisition proposal, (B) Assertio or its subsidiaries, (C) the announcement, pendency or consummation of the Merger, (D) any changes in the price of Assertio Common Stock or (E) any changes in the price of Zyla Common Stock (though any underlying cause of any change in the price of Zyla Common Stock may be taken into account for purposes of determining whether an intervening event has occurred). However, any material fact, event, change, development or circumstance that was not known or reasonably foreseeable to Zyla's board of directors prior to Zyla's execution of the Merger Agreement that would have a material adverse effect on Assertio will constitute intervening event.

        Zyla will promptly advise Assertio in writing of any acquisition proposal or inquiry with respect to or that could reasonably be expected to lead to an acquisition proposal, the identity of the person making any acquisition proposal or inquiry and the material terms of any takeover proposal or inquiry. Zyla will keep Assertio informed of the status of any acquisition proposal or inquiry and provide to Assertio, as soon as practicable after receipt or delivery thereof, copies of the acquisition proposal and all other material information provided in writing to Zyla by the party making the acquisition proposal.

        Nothing in the Merger Agreement prohibits Zyla from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), Rule 14d 9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act.

Restrictions on Assertio's Solicitations of Acquisition Proposals

        Prior to the consummation of the Merger or the termination of the Merger Agreement, Assertio and Assertio Holdings have agreed not to, will not permit their respective subsidiaries to, and will not authorize or permit any officer, director, employee, investment banker, financial advisor, attorney, accountant or other advisor, agent or representative of Assertio or Assertio Holdings or any of their respective subsidiaries, directly or indirectly, to:

  •
  solicit, initiate, endorse, encourage or knowingly facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any acquisition proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any acquisition proposal; or

  •
  enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third person any information or data with respect to, or otherwise cooperate in any way with, any acquisition proposal.

        Neither Assertio nor Assertio Holdings will cause or permit Assertio, Assertio Holdings or any of their respective subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, Merger Agreement, option agreement, joint venture agreement, partnership agreement or other contract, in each case constituting or related to, or which is intended to or is reasonably likely to lead to, any acquisition proposal, or agree in writing or publicly propose to take any such actions.

        Assertio and Assertio Holdings will promptly advise Zyla in writing of any acquisition proposal or inquiry with respect to or that could reasonably be expected to lead to an acquisition proposal, the identity of the person making any acquisition proposal or inquiry and the material terms of any takeover proposal or inquiry. Assertio will keep Zyla informed of the status of any acquisition proposal or inquiry and provide to Zyla, as soon as practicable after receipt or delivery thereof, copies of the acquisition proposal and all other material information provided in writing to Assertio by the party making the acquisition proposal.

Director and Officer Indemnification and Insurance

        For six years following the Effective Time, the Zyla Surviving Corporation will, and Assertio Holdings and Assertio will cause the Zyla Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses substantially equivalent to the provisions of the governing documents of Zyla and its subsidiaries as in effect immediately prior to the Effective Time with respect to acts or omissions by any past or present director or officer of Zyla or any of its subsidiaries made in their capacity as such occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any such indemnified party.

        For six years following the Effective Time, Assertio Holdings will also cause to be maintained in effect Zyla's current directors' and officers' liability insurance covering each person currently covered by Zyla's directors' and officers' liability insurance policy for acts or omissions occurring prior to the Effective Time.

Employee Benefits

        For a period of 12 months following the Merger, but not beyond the date on which a Zyla continuing employee's employment with Assertio Holdings or its subsidiaries terminates, Assertio will, or will cause one of its subsidiaries (including the Zyla Surviving Corporation) to provide to each continuing employee of Zyla (i) the base salary or hourly wages and cash bonus opportunities that are, in each case, no less favorable in the aggregate to those provided to such continuing employee immediately prior to the Effective Time, and (ii) all other employee benefits (excluding equity, equity-based and change in control benefits and defined benefit pension plan benefits) that are substantially comparable in the aggregate to the employee benefits (excluding equity, equity-based and change in control benefits and defined benefit pension plan benefits) provided to such continuing employee immediately prior to the Effective Time. In addition, Assertio will provide severance pay to certain continuing employees if they experience a termination of employment on or prior to the first anniversary of the consummation of the Merger that is no less than the severance pay provided by Zyla to such continuing employee under Zyla's plans in effect as of the date of the Merger Agreement.

        With respect to any employee benefit plan, policy, program or arrangement of Assertio Holdings or any of its subsidiaries (including the Zyla Surviving Corporation) that is maintained for the benefit of any continuing employee, Assertio Holdings will, or will cause one of its subsidiaries to, credit each continuing employee with all service with Zyla and its subsidiaries (and their respective predecessors) for all purposes, including without limitation, for purposes of eligibility and vesting and benefit accruals for vacation. Such service will not be credited to the extent that it would result in a duplication of benefits.

        With respect to each Assertio Holdings plan that provides medical, dental, vision, prescription drug, life insurance or disability benefits, Assertio Holdings will, or will cause its subsidiaries (including the Zyla Surviving Corporation and its subsidiaries) to, use its commercially reasonable efforts to (i) waive all pre-existing condition, actively at work, waiting period and similar requirements that apply to any continuing employee (and his or her eligible dependents) to the extent that such requirement was satisfied by, or did not apply to, such continuing employee under the corresponding Zyla plan as of immediately prior to the Effective Time and (ii) honor all expenses paid or incurred by the continuing employees and their eligible dependents under the corresponding Zyla plan during the portion of the plan year in which such continuing employee becomes eligible for coverage under such Assertio Holdings plan for purposes of satisfying applicable deductible, co-insurance and maximum out-of-pocket expenses.

Other Covenants and Agreements

Stockholder Meetings

        As promptly as practicable following the effectiveness of this Form S-4, Zyla will hold a duly called meeting of its stockholders to consider and vote on the adoption of the Merger Agreement and the approval of the Merger.

        As promptly as practicable following the effectiveness of this Form S-4, Assertio will hold a duly called meeting of its stockholders to consider and vote on the issuance of shares of Assertio Holdings Common Stock and the adoption of the Merger Agreement.

Stock Exchange Listing

        Assertio will use all reasonable best efforts to cause the shares of Assertio Holdings Common Stock to be issued in the Merger to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the closing date of the Merger.

Assertio Reorganization

        Assertio Holdings and Assertio will consummate the Assertio Reorganization prior to the Effective Time, as more fully described under "—Summary—The Transactions—the Holding Company Reorganization".

Conditions to the Merger

        The Merger Agreement contains customary closing conditions, including the following conditions that apply to the obligations of each party to consummate the transactions:

  •
  (i) approval of the Merger Agreement by the Zyla stockholders and (ii) approval of the issuance of shares of Assertio Holdings Common Stock in the Merger by the Assertio stockholders;

  •
  no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect, and no law shall have been enacted, entered, promulgated, enforced or deemed applicable by any governmental entity that, in any such case, prohibits or makes illegal the consummation of the Merger;

  •
  the Form S-4, of which this Joint Proxy Statement/Prospectus is a part, will have become effective under the Securities Act and will not be the subject of any stop order or proceedings seeking a stop order;

  •
  each of Zyla, Assertio, Assertio Holdings and certain other subsidiaries of Assertio Holdings has duly executed and delivered certain intercompany agreements;

  •
  the accuracy of the representations and warranties of the other party (with certain exceptions for inaccuracies that are de minimis or inaccuracies the circumstances giving rise to which, individually or in the aggregate have not had and would not reasonably be expected to have a material adverse effect on the party making such representations and warranties; provided that for purposes of determining the accuracy of such representations and warranties, all knowledge, materiality and "material adverse effect" qualifications and exceptions contained in such representations and warranties shall be disregarded) and receipt of an officer's certificate to that effect;

  •
  the performance in all material respects by each party of all obligations required to be performed by it prior to the Effective Time under the Merger Agreement and receipt of an officer's certificate to that effect; and

  •
  since the date of the Merger Agreement, no event, change, circumstance, occurrence, effect or state of facts has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on each party.

        In addition, Assertio Holdings' and Merger Sub's obligation to consummate the transactions is further subject to the satisfaction or waiver of the following condition:

  •
  the execution by Zyla of the first supplemental indenture (the "Supplemental Indenture") to the indenture, dated as of January 31, 2019, by and among Zyla, the guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent.

        In addition, Zyla's obligation to consummate the transactions is further subject to the satisfaction or waiver of the following condition:

  •
  Assertio Holdings, Assertio and their respective subsidiaries having an aggregate amount of cash and cash equivalents equal to at least $25,000,000 USD as of immediately prior to the Effective Time.

Termination

        The Merger Agreement may be terminated at any time prior to the consummation of the transactions by (1) mutual written consent of Assertio and Zyla or (2) by either Assertio or Zyla:

  (i)
  if the Merger is not consummated on or before September 12, 2020, unless otherwise extended pursuant to the Merger Agreement to October 17, 2020;

  (ii)
  if any governmental entity enacts a law, issues an order, or takes any other action permanently prohibiting the transactions, which law, order or other action has become final and non-appealable;

  (iii)
  if the required approval of the Zyla stockholders is not obtained; or

  (iv)
  if the required approval of the Assertio stockholders is not obtained.

  By Assertio:

  (v)
  if Zyla breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement that would render the closing conditions not to be satisfied, and such breach cannot be or, if curable, is not cured by the earlier of (x) September 12, 2020, or if extended, October 17, 2020 and (y) thirty (30) days after the giving of written notice to Zyla of such breach or failure; provided that, none of Assertio Holdings, Assertio or Merger Sub is in material breach of any of their respective representations, warranties, covenants or agreements in the Merger Agreement;

  (vi)
  prior to the receipt of the approval of the Zyla stockholders, if Zyla's board of directors withdraws or modifies its approval or recommendation of the Merger and the Merger Agreement, Zyla materially breaches or fails to perform its obligations described under "—Restrictions on Zyla's Solicitations of Acquisition Proposals," or Zyla or Zyla's board of directors (or any committee thereof) publicly authorizes or publicly proposes to take any of the foregoing actions; or

  (vii)
  the Supplemental Indenture is not executed in a timely manner in order for the Merger to be consummated on or before September 12, 2020, or if extended, October 17, 2020.

  By Zyla, if:

  (viii)
  if Assertio Holdings, Assertio or Merger Sub breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement that would render the closing conditions not to be satisfied, and such breach cannot be or, if curable, is not cured by the earlier of (x) September 12, 2020, or if extended, October 17, 2020 and (y) thirty (30) days after the giving of written notice to Assertio of such breach or failure; provided that, Zyla is not in material breach of any of its representations, warranties, covenants or agreements in the Merger Agreement; or

  (ix)
  prior to the receipt of the approval of the Assertio stockholders, if the Assertio Board withdraws or modifies its approval or recommendation of the Merger and the Merger Agreement, Assertio Holdings or Assertio materially breaches or fails to perform its obligations described under "—Restrictions on Assertio's Solicitations of Acquisition Proposals" or Assertio or the Assertio Board (or any committee thereof) formally resolves or publicly authorizes or publicly proposes to take any of the foregoing actions.

Fees and Expenses Payable if the Merger Agreement is Terminated

        A termination fee of $3.4 million is payable by Zyla to Assertio Holdings if:

  •
  the Merger Agreement is terminated by either Zyla or Assertio pursuant to clause (i) or (iii) described above under "—Termination," or the Merger Agreement is terminated by Assertio pursuant to clause (v) describe above under "—Termination;" and

  •
  prior to such termination, an acquisition proposal is publicly made and not withdrawn; and

  •
  within 12 months after the date of such termination, Zyla enters into a definitive agreement to consummate, or consummates, the transactions contemplated by such acquisition proposal or any other acquisition proposal is consummated.

        The termination fee will be payable and will be paid on the date of consummation of such acquisition proposal. For purposes of determining whether a termination fee is payable, the term "acquisition proposal" will have the meaning described above under "—Restrictions on Zyla's Solicitations of Acquisition Proposals," except that all references to "15%" will be changed to "30%."

        A termination fee of $3.4 million is also payable by Zyla to Assertio Holdings if the Merger Agreement is terminated by Assertio pursuant clause (vi) or (vii) described above under "—Termination." The termination fee will be payable and will be paid within two business days after termination of the Merger Agreement. In addition, Zyla will reimburse Assertio and Assertio Holdings, up to a maximum amount of $1,750,000, for all of their reasonable, documented out-of-pocket fees and expenses (including all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to Assertio and Assertio Holdings) incurred by Assertio and Assertio Holdings prior to such termination in connection with the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereunder

(the "Assertio Expenses"). The aggregate amount of any Assertio Expenses payable will be credited against the termination fee payable.

        If the Merger Agreement is terminated by Zyla or Assertio pursuant to clause (iii) described above under "—Termination," or the Merger Agreement is terminated by Assertio Holdings pursuant to clause (v), (vi) or (vii) described above under "—Termination," under circumstances in which the termination fee is not payable, then Zyla will reimburse Assertio, Assertio Holdings and their respective subsidiaries for the Assertio Expenses.

        In no event shall Zyla be required to pay the Assertio Expenses or termination fee on more than one occasion.

        If the Merger Agreement is terminated by Zyla or Assertio pursuant to clause (viii) or clause (iv) described above under "—Termination" then Assertio will reimburse Zyla and its subsidiaries, up to a maximum of $1,7500,000, for their reasonable, documented out-of-pocket fees and expenses (including all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to Zyla and its subsidiaries) incurred by Zyla and its subsidiaries prior to such termination in connection with the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereunder (the "Zyla Expenses").

        In no event shall Assertio be required to pay the Zyla Expenses on more than one occasion.

Amendment

        The Merger Agreement may be amended, modified or supplemented by the parties at any time prior to the Effective Time by an instrument in writing signed on behalf of each of the parties. However, after the approval of the Merger Agreement by the Zyla stockholders or the Assertio stockholders has been obtained, there will be no amendment made that, by law or otherwise, requires further approval or adoption by the stockholders of Zyla or Assertio, as applicable, without the further approval of the stockholders of Zyla or Assertio.

Tax Treatment

        The Merger Agreement provides that (a) for United States federal income tax purposes, the parties intend that either (i) each of the Assertio Reorganization (together with the Assertio LLC Conversion, if any) and the Merger (together with the Zyla LLC Conversion, if any) qualifies as a reorganization within the meaning of Section 368(a) of the Code or (ii) such transactions taken together qualify as a transaction governed by Section 351 of the Code; (b) each party and its subsidiaries will use all reasonable best efforts to the transactions to so qualify; and (c) none of Assertio, the Company or any of their respective Subsidiaries shall take any action, or allow any affiliate to take any action, that could reasonably be expected to preclude any of the foregoing.

        Although Assertio and Zyla intend for the Merger to qualify as a tax-free transaction governed by Section 368(a) of the Code or Section 351(a) of the Code neither Assertio nor Zyla have sought, nor do they intend to seek, any ruling from the IRS or opinion of counsel with respect to such treatment, and no assurance can be given that the IRS will agree with such treatment or that a court will not sustain any challenge by the IRS in the event of litigation. For a description of the material U.S. federal income tax consequences of the Merger for Zyla stockholders, see "Material U.S. Federal Income Tax Consequences of the Merger."

ANCILLARY AGREEMENTS

Voting and Support Agreement

        On March 16, 2020, as an inducement to Assertio entering into the Merger Agreement, each of (i) Loan Security Holdings I LLC, (ii) Highbridge Tactical Credit Master Fund, L.P., (iii) Zyla's executive vice president and chief operating officer and (iv) Zyla's senior vice president and general counsel (collectively, the "Supporting Stockholders") entered into voting and support agreements with Assertio, referred to collectively as the "Voting and Support Agreements." Pursuant to the Voting and Support Agreements, each Supporting Stockholder has, among other things, agreed to vote, and has granted to Assertio (and its designee) an irrevocable proxy to vote, the shares of Zyla Common Stock that such Supporting Stockholder owns (i) in favor of the Merger, the adoption of the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement and (ii) against any Acquisition Proposal (as defined in the Merger Agreement) and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or the Voting and Support Agreements or any transaction that results in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of Zyla under the Merger Agreement.

        An aggregate of 4,854,863 shares of Zyla Common Stock were covered by the Voting and Support Agreements as of March 16, 2020, and represented approximately 54% of the total number of shares of Zyla Common Stock issued and outstanding as of such date. In the event that Zyla's board of directors changes its recommendation that the stockholders of Zyla adopt the Merger Agreement, then the shares of Zyla Common Stock covered by the Voting and Support Agreements will only represent 35% of the total number of shares of Zyla Common Stock issued and outstanding. Each Voting and Support Agreement also contains restrictions on transfer that, subject to limited exceptions, prevent each Supporting Stockholder from transferring their shares of Zyla Common Stock. Each Voting and Support Agreement will terminate upon the earliest to occur of (1) the Effective Time, (2) the termination of the Merger Agreement in accordance with its terms, and (3) upon written notice by Assertio.

Lock-up Agreement

        On March 16, 2020, as an inducement to Assertio entering into the Merger Agreement, Loan Security Holdings I LLC ("CRG"), entered into a lock-up agreement. Pursuant to such lock-up agreement, CRG has, among other things, agreed to not sell, pledge, or otherwise transfer or dispose, subject to certain limitations, any shares of Assertio Holdings Common Stock to be received by it in the Merger for 180 days after the date on which the effective time occurs. The obligations under the lock-up agreement will terminate upon termination of the Merger Agreement for any reason.

CRG Registration Rights

        Assertio Holdings has agreed to provide to CRG substantially the same registration rights with respect to the Assertio Holdings Common Stock to be issued to CRG in the Merger that it has with Zyla with respect to Zyla Common Stock.

Supplemental Indenture

        On January 31, 2019, Zyla issued $95.0 million aggregate principal amount of the Zyla Secured Notes pursuant to an indenture (the "Existing Indenture") among Zyla, the guarantors party thereto (the "Guarantors") and Wilmington Savings Fund Society, previously held by U.S. Bank National Association, as trustee and collateral agent. The obligations of Zyla under the Indenture and the Zyla Secured Notes are unconditionally guaranteed on a secured basis by certain subsidiaries of Zyla. The

Indenture will be modified by the proposed Supplemental Indenture (the "Supplemental Indenture" and the Existing Indenture, as so modified, the "Indenture") to be entered into in connection with the Merger, pursuant to which Assertio Holdings will assume the obligations of Zyla under the Indenture (in such capacity, the "Issuer"), and Assertio and the other subsidiaries of Assertio Holdings (other than Depo DR) will become guarantors of the Zyla Secured Notes. The Supplemental Indenture also provides, among other things, a 10.00% per annum amortization and revisions to the restrictive covenants intended to provide more flexibility in respect of, among other things, asset sales, investments and incurrence of indebtedness.

        Interest on the Zyla Secured Notes accrues at a rate of 13% per annum and is payable semi-annually in arrears on May 1 and November 1 of each year (each, a "Payment Date"). The Indenture also requires amortization payments on the Zyla Secured Notes equal to 10% per annum, payable semi-annually on each Payment Date.

        The Zyla Secured Notes are senior secured obligations of the Issuer and are secured by a lien in substantially all assets of the Issuer and the guarantors. The stated maturity date of the Zyla Secured Notes is January 31, 2024. Upon the occurrence of a Change of Control, subject to certain conditions (as defined in the Indenture), holders of the Zyla Secured Notes may require the Issuer to repurchase for cash all or part of their Zyla Secured Notes at a repurchase price equal to 101% of the principal amount of the Zyla Secured Notes to be repurchased, plus accrued and unpaid interest to the date of repurchase. The Merger will not constitute a Change of Control.

        The Issuer may redeem the Zyla Secured Notes at its option, in whole or in part from time to time, at a redemption price equal to 100% of the principal amount of the Zyla Secured Notes being redeemed, plus accrued and unpaid interest, if any, through the redemption date. No sinking fund is provided for the Zyla Secured Notes.

        Pursuant to the Indenture, Assertio and its restricted subsidiaries must also comply with certain affirmative covenants, such as furnishing financial statements to the holders of the Zyla Secured Notes, and negative covenants, including limitations on the incurrence of debt; the issuance of preferred and/or disqualified stock; the payment of dividends, the repurchase of shares and under certain conditions making certain other restricted payments; the prepayment, redemption or repurchase of subordinated debt; the merger, amalgamation or consolidation involving the Issuer; engaging in certain transactions with affiliates; and the making of investments other than those permitted by the Indenture. In addition, the Issuer must maintain a minimum level of consolidated liquidity, based on unrestricted cash on hand and availability under any revolving credit facility, equal to the greater of (1) the quotient of the outstanding principal amount of the Notes divided by 9.5 and (2) $7.5 million.

        The Indenture contains customary events of default with respect to the Zyla Secured Notes, and upon certain events of default occurring and continuing, the Trustee by notice to the Issuer, or the holders of at least 25% in principal amount of the outstanding Zyla Secured Notes by notice to the Issuer and the Trustee, may (subject to the provisions of the Indenture) declare 100% of the principal of and accrued and unpaid interest, if any, on all the Zyla Secured Notes to be due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, as well as the then-applicable optional redemption premium under the Indenture, will be due and payable immediately. In the case of certain events of bankruptcy, insolvency or reorganization involving the Issuer or a Restricted Subsidiary (as defined in the Indenture), the Notes will automatically become due and payable. With respect to any event of default due to the Issuer's non-compliance with the minimum liquidity covenant, Assertio may, within ten business days, cure such default through the issuance of equity securities, subordinated debt securities or certain other capital contributions.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the pending Merger between Assertio and Zyla and other activities contemplated by the Merger Agreement based on the historical financial position and results of operations of Assertio and Zyla.

        Additionally, the following unaudited pro forma condensed combined financial statements illustrate the effects of the following transactions (collectively, the "previous transactions") previously reported within Assertio's Form 8-K/A report filed on January 16, 2020, and Assertio's Form 8-K report filed on February 20, 2020, respectively:

  •
  Assertio divested its rights, title and interest in and to Gralise® (gabapentin) ("Gralise"), including certain related assets on January 10, 2020;

  •
  Assertio divested its remaining rights, title and interest in and to the NUCYNTA® franchise of products ("NUCYNTA") on February 13, 2020.

        This unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical consolidated financial statements and related notes of Assertio and Zyla that are incorporated by reference into this Joint Proxy Statement/Prospectus:

  •
  Separate historical financial statements of Assertio as of and for the year ended December 31, 2019 and the related notes included in Assertio's Annual Report on Form 10-K for the year ended December 31, 2019 that Assertio filed with the SEC on March 10, 2020 and is incorporated by reference into this Joint Proxy Statement/Prospectus.

  •
  Separate historical financial statements of Zyla as of and for the year ended December 31, 2019 and the related notes in Zyla's Annual Report on Form 10-K for the year ended December 31, 2019 that Zyla filed with the SEC on March 26, 2020 and is included in this Joint Proxy Statement/Prospectus.

        For more information regarding such historical consolidated financial statements and related notes, see "Where You Can Find Additional Information."

        The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 combines the historical consolidated statements of income of Assertio and Zyla, giving effect to the Merger as if it had occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of December 31, 2019 combines the historical consolidated balance sheets of Assertio and Zyla, giving effect to the Merger as if it had occurred on December 31, 2019. The unaudited pro forma condensed combined financial statements for the previous transactions give effect to the divestitures within column "Previous Transactions Pro Forma Adjustments". The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined company's results.

        The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company's financial position or results of operations actually would have been had the Merger been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The unaudited pro forma condensed combined financial statements do not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the Merger, the costs to integrate the operations of Assertio and Zyla, or the costs necessary to achieve any such cost savings, operating synergies or revenue enhancements.

        The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting under the provisions of ASC 805 under GAAP, and the regulations of the SEC. Assertio will be deemed the acquirer in the Merger for accounting purposes. In identifying Assertio as the acquiring entity, Assertio reviewed the proposed composition of the combined company's board, the entity issuing the shares to be used as consideration for the Merger, the designation of certain senior management positions, as well as the fact that Assertio's existing shareholders will own the majority of the combined company after completion of the Merger transaction. Acquisition accounting is dependent upon certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement.

        Assertio intends to complete the valuations and other studies upon completion of the Merger and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the Merger. The assets and liabilities of Zyla have been measured based on various preliminary estimates using assumptions that Assertio believes are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing these unaudited pro forma condensed combined financial statements. Differences between these preliminary estimates and the final acquisition accounting will occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company's future results of operations and financial position.

        The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Assertio. Upon completion of the Merger, Assertio will perform a detailed review of Zyla's accounting policies. As a result of that review, Assertio may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of Zyla as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in Assertio's consolidated financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information.

        .

ASSERTIO THERAPEUTICS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2019

(in thousands, except share data)

		Previous Transactions		Historical Assertio	Historical Zyla
	Historical Assertio	Pro Forma Adjustments	Footnote Reference	(as adjusted for Previous Transactions)	(Adjusted for Reclassifications) Successor	Pro Forma Merger Adjustments	Footnote Reference	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$42,107	$(1,479)	(9a)	$40,628	$11,965	$(2,531)	(7a)	$50,062
Accounts receivable, net	42,744	—		42,744	25,697	—		68,441
Inventories, net	3,412	(3,396)	(9b)	16	9,049	13,914	(7b)	22,979
Prepaid and other current assets	15,688	(4,080)	(9c)	11,608	4,917	2,531	(7c)	19,056
Gralise royalty receivable	—	52,500	(9d)	52,500	—	—		52,500
Total current assets	103,951	43,545		147,496	51,628	13,914		213,038
Property and equipment, net	3,497	—		3,497	3,316	—	(7d)	6,813
Intangible assets, net	400,535	(374,996)	(9e)	25,539	110,482	(5,482)	(7e)	130,539
Investments	13,064	—		13,064	—	—		13,064
Goodwill	—	—		—	58,747	(2,068)	(7f)	56,679
Other long-term assets	6,123	(1,091)	(9f)	5,032	6,214	—		11,246

Total assets	$527,170	$(332,542)		$194,628	$230,387	$6,364		$431,379

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,193	$—		$16,193	$12,752	$—		$28,945
Accrued rebates, returns and discounts	58,943	—		58,943	38,615	—		97,558
Accrued liabilities	18,948	9,000	(9g)	27,948	9,222	—		37,170
Current portion of debt	80,000	(80,000)	(9h)	—	7,939	—		7,939
Interest payable	8,375	(8,375)	(9i)	—	2,758	—		2,758
Other current liabilities	2,094	—		2,094	4,485	10,200	(7g)	16,779

Total current liabilities	184,553	(79,375)		105,178	75,771	10,200		191,149
Contingent consideration liability	168	—		168	14,400	22,800	(7h)	37,368
Long-term debt	271,258	(271,258)	(9j)	—	95,760	4,901	(7i)	100,661
Other long-term liabilities	13,233	(4,400)	(9k)	8,833	2,065	—		10,898

Total liabilities	$469,212	$(355,033)		$114,179	$187,996	$37,901		$340,076

Commitments and contingencies
Shareholders' equity:
Common stock	8	—		8	9	(5)	(7j)	12
Additional paid-in capital	457,751	—		457,751	89,027	(64,335)	(7k)	482,443
Accumulated deficit	(399,801)	22,491	(9l)	(377,310)	(46,640)	32,798	(7l)	(391,152)
Accumulated other comprehensive loss	—	—		—	(5)	5	(7m)	—

Total shareholders' equity	57,958	22,491		80,449	42,391	(31,537)		91,303

Total liabilities and shareholders' equity	$527,170	$(332,542)		$194,628	$230,387	$6,364		$431,379

ASSERTIO THERAPEUTICS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2019

(in thousands, except share data)

				Historical Assertio	Historical Zyla	Historical Zyla
		Previous Transactions
					(Adjusted for Reclassifications) Successor 11 months	(Adjusted for Reclassifications) Predecessor 1 month
	Historical Assertio	Pro Forma Adjustments	Footnote Reference	(as adjusted for Previous Transactions)			Pro Forma Merger Adjustments	Footnote Reference	Pro Forma Combined
Revenues:
Product sales, net	$108,806	$(63,124)	(9m)	$45,682	$79,527	$1,775	$—		$126,984
Commercialization agreement, net	118,614	(118,614)	(9n)	—	—	—	—		—
Royalties and milestones	2,084	—		2,084	—	—	—		2,084

Total revenues	229,504	(181,738)		47,766	79,527	1,775	—		129,068
Costs and expenses:									—
Costs of sales (excluding amortization of intangible assets)	9,505	(4,421)	(9o)	5,084	40,553	554	—		46,191
Research and development expenses	10,106	(2,256)	(9p)	7,850	22	186	—		8,058
Selling, general and administrative expenses	108,866	(6,833)	(9q)	102,033	59,840	8,186	422	(8a)	170,481
Amortization of intangible assets	101,774	(94,301)	(9r)	7,473	12,823	171	4,298	(8b)	24,765
Loss on impairment of intangible asset	189,790	(189,790)	(9s)	—	—	—	—		—
Restructuring charges	3,891	—		3,891	1,920	799	—		6,610

Total costs and expenses	423,932	(297,601)		126,331	115,158	9,896	4,719		256,104

Income (loss) from operations	(194,428)	115,863		(78,565)	(35,631)	(8,121)	(4,719)		(127,036)
Other income (loss):									—
Gain on debt extinguishment	26,385	(26,385)	(9t)	—	—	—	—		—
Other income, net	3,948	—		3,948	3,337	140	—		7,425
Interest expense	(58,389)	58,389	(9u)	—	(13,353)	52	1,037	(8c)	(12,264)

Total other expense	(28,056)	32,004		3,948	(10,016)	192	1,037		(4,839)

Reorganization items	—	—		—	(993)	115,169	—		114,176

Net (loss) income before income taxes	(222,484)	147,867		(74,617)	(46,640)	107,240	(3,683)		(17,700)

Income tax benefit (expense)	5,283	(34,423)	(9v)	(29,140)	—	—	857	(8d)	(28,283)

Net (loss) income	$(217,201)	$113,444		$(103,757)	$(46,640)	$107,240	$(2,825)		$(45,983)

Basic net loss per share	$(3.07)			$(1.47)					$(0.42)
Diluted net loss per share	$(3.07)			$(1.47)					$(0.42)
Shares used in computing basic net loss per share	70,716			70,716					109,304
Shares used in computing diluted net loss per share	70,716			70,716					109,304

1.     Description of transaction

        Assertio Therapeutics entered into an Agreement and Plan of Merger dated as of March 16, 2020, with Zyla and certain wholly-owned subsidiaries of Assertio formed to effectuate the Merger Agreement. Pursuant to the Merger Agreement and through a series of transactions described above in this Joint Proxy Statement/Prospectus, including the Assertio Reorganization, Zyla and Assertio will become wholly-owned subsidiaries of Assertio Holdings, with Assertio Holdings assuming Assertio's listing on Nasdaq. The terms of the Merger Agreement provide that, unless otherwise specified, at the Effective Time, each issued and outstanding share of Zyla Common Stock will be canceled and automatically converted into the right to receive as Merger Consideration 2.5 shares of Assertio Holdings Common Stock. On a pro forma basis, the current holders of Zyla Common Stock will hold in the aggregate approximately 32% of the issued and outstanding capital stock of Assertio Holdings immediately after the Merger, calculated on a fully diluted basis (treasury-stock method).

        Additionally, on January 10, 2020 Assertio divested its rights, title and interest in and to Gralise, including certain related assets for approximately $78.6 million, which included $75.0 million in base purchase price and approximately $3.6 million in inventory amounts. In addition, Assertio is entitled to receive 75% of the purchaser's first $70.0 million of Gralise net sales subsequent to the closing of the transaction.

        On February 13, 2020, Assertio divested its remaining rights, title and interest in and to NUCYNTA and received $368.0 million in net proceeds, which consisted of $375.0 million in base purchase price, plus approximately $6.0 million in preliminary positive inventory value, less $13.0 million for royalties previously paid to Assertio. Assertio intends to use the remaining proceeds from the NUCYNTA disposition to retire all its remaining debt.

2.     Basis of presentation

        The accompanying unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of the U.S. SEC's Regulation S-X. The historical financial statements were prepared in accordance with GAAP and presented in thousands of U.S. dollars.

        The Merger will be accounted for as a business combination using the acquisition method of accounting under the provisions of ASC 805, and using the fair value concepts defined in ASC Topic 820, "Fair Value Measurements" ("ASC 820"). ASC 820 defines the term "fair value" and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop fair value measures. Fair value is defined in ASC 820 as "the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date". This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. Under ASC 805, all assets acquired and liabilities assumed are recorded at their acquisition date fair value.

        Fair value estimates were determined based on preliminary discussions between Assertio and Zyla management, due diligence efforts, and information available in public filings. The allocation of the aggregate Merger Consideration used in the preliminary unaudited pro forma condensed combined financial information is based on preliminary estimates. The estimates and assumptions are subject to change as of the Effective Time of the Merger. The final determination of the allocation of the aggregate Merger Consideration will be based on the actual tangible and intangible assets and the liabilities of Zyla at the Effective Time.

        For pro forma purposes, the valuation of consideration transferred is based on, amongst other things, the share price of Assertio on April 1, 2020 of $0.64 per share. This is used for pro forma purposes only. The consideration transferred will ultimately be based on the closing date share price of Assertio stock on the closing date of the Merger and could materially change.

3.     Reclassifications

        Assertio identified certain reclassification adjustments that were necessary to conform Zyla's financial statement presentation to Assertio's financial statement presentation. For purposes of the pro forma financial statements, Zyla's historical balance sheet and statements of operations have been adjusted to reflect these reclassifications (in thousands):

	Historical Zyla line items	Reclassification adjustment to conform to Assertio presentation	Revised Zyla line items
Balance Sheet
As of December 31, 2019
Inventory	$9,049	$(9,049)	$—
Inventories, net	—	9,049	9,049
Prepaid expenses and other current assets	4,102	(4,102)	—
Other receivables	815	(815)	—
Prepaid and other current assets, net	—	4,917	4,917
Restricted cash	400	(400)	—
Right of use assets	2,672	(2,672)	—
Deposits and other assets	3,142	(3,142)	—
Other long-term assets	—	6,214	6,214
Accrued expenses	50,357	(50,357)	—
Accrued liabilities	—	9,222	9,222
Accrued rebates, returns and discounts	—	38,615	38,615
Interest payable	—	2,758	2,758
Debt—current, net	8,177	(8,177)	—
Current portion of debt	—	7,939	7,939
Acquisition-related contingent consideration	3,500	(3,500)	—
Other current liabilities	985	3,500	4,485
Debt—non-current portion, net	91,710	(91,710)	—
Long-term debt	—	95,760	95,760
Acquisition-related contingent consideration	14,400	(14,400)	—
Contingent consideration liability	—	14,400	14,400
Credit agreement	4,050	(4,050)	—
Other liabilities	2,065	(2,065)	—
Other long-term liabilities	—	2,065	2,065
Successor common stock—$0.001 par value; 100,000,000 shares authorized; 9,437,883 shares issued and outstanding at December 31, 2019	9	(9)	—
Common Stock	—	9	9
Accumulated other comprehensive (loss) income	(5)	5	—
Accumulated other comprehensive loss	$—	$(5)	$(5)

	Historical Zyla line items Successor: 11 months February 1, 2019 through December 31, 2019	Historical Zyla line items Predecessor: 1 month January 1, 2019 through January 31, 2019	Reclassification adjustment of Successor to conform to Assertio presentation	Reclassification adjustment of Predecessor to conform to Assertio presentation	Revised Zyla Successor line items	Revised Zyla Predecessor line items
Statement of Operations
For the year ended December 31, 2019
Net product sales	$79,527	$1,775	$(79,527)	$(1,775)	$—	$—
Product sales, net	—	—	79,527	1,775	79,527	1,775
Amortization of product rights	12,823	171	(12,823)	(171)	—	—
Amortization of intangible assets	—	—	12,823	171	12,823	171
General and administrative	22,321	5,413	(22,321)	(5,413)	—	—
Sales and marketing	32,536	2,773	(32,536)	(2,773)	—	—
Change in fair value of contingent consideration payable	4,983	—	(4,983)	—	—	—
Selling, general and administrative expenses	—	—	59,840	8,186	59,840	8,186
Research and development	22	186	(22)	(186)	—	—
Research and development expenses	—	—	22	186	22	186
Restructuring and other charges	1,920	799	(1,920)	(799)	—	—
Restructuring charges	—	—	1,920	799	1,920	799
Interest expense (income), net	13,353	(52)	(13,353)	52	—	—
Interest expense	—	—	(13,353)	52	(13,353)	52
Other (gain), net	(3,337)	(140)	3,337	140	—	—
Other income, net	$—	$—	$3,337	$140	$3,337	$140

4.     Accounting Policy Adjustments

        The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Assertio. Based on the procedures performed to date, the accounting policies of Zyla appear to be similar in all material respects to Assertio's accounting policies. Upon completion of the Merger, Assertio will perform a detailed review of Zyla's accounting policies. As a result of that review, Assertio may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company.

5.     Estimated Merger Consideration

        The total estimated Merger Consideration is calculated as follows (in thousands, except exchange ratio and per share data):

Number of Zyla ordinary shares outstanding as of April 1, 2020	9,591,957
Number of Zyla RSUs subject to accelerated vesting as of April 1, 2020(1)	870,816
Number of Zyla warrants outstanding as of April 1, 2020(2)	4,972,365

15,435,138
Exchange Ratio	2.5
Assertio shares of common stock issued in connection with the merger	38,587,845
Assertio share price as of April 1, 2020	$0.64

Total estimated merger consideration(3)	$24,696

(1)
Represents the fair value of restricted stock units ("RSUs") attributable to Zyla RSUs subject to accelerated vesting conditions based upon the occurrence of a change of control event.

(2)
Includes 4,972,365 Zyla warrants outstanding as of April 1, 2020 held by Iroko and its affiliates. As these shares are exercisable at any time at an exercise price of $0.001 per share and Assertio will issue replacement awards for these shares, these shares have been determined to represent consideration transferred.

(3)
Fair value calculated as of April 1, 2020. Upon completion of the Merger, it is possible that a portion of the post-Merger stock-based compensation expense will be adjusted in the financial statements of the combined company due to the likelihood that replacement stock options may be granted to certain employees who will be retained subsequent to the effective date of the Merger. An estimate cannot be reasonably made as it would require highly uncertain and unsubstantiated assumptions to be made, and therefore would not result in factually supportable adjustments to the unaudited condensed combined pro forma financial information. Accordingly, no pro forma adjustment has been recorded to reflect the potential replacement awards for employees retained in connection with the Merger.

        The estimate of consideration expected to be transferred reflected in these unaudited pro forma condensed combined financial statements does not purport to represent what the actual consideration transferred will be when the Merger is consummated. For purposes of these unaudited pro forma condensed combined financial statements, the market price of Assertio Common Stock on April 1, 2020 was used to calculate the estimate of consideration expected to be transferred. However, the fair value of equity securities issued as the consideration transferred will be measured using the market price of Assertio Common Stock on the closing date. An increase/decrease of 10% in Assertio's share price would increase/decrease the total consideration by $2.5 million, which would be reflected in these unaudited pro forma condensed combined financial statements as an increase or decrease to goodwill. The actual purchase price will fluctuate until the closing of the Merger.

6.     Purchase Accounting Adjustments

        The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Assertio in the Merger, reconciled to estimated Merger Consideration (in thousands):

	Amounts as of Acquisition Date
Book value of net assets acquired at December 31, 2019	$42,391
Adjusted for:
Elimination of existing goodwill and intangible assets	(169,229)

Adjusted book value of net assets acquired	$(126,838)
Adjustments to:
Inventories	$13,914	(7b)
Intangible assets, net	105,000	(7e)
Other current liabilities	(1,100)	(7g)
Contingent consideration	(22,800)	(7h)
Long-term debt	(4,901)	(7i)

Total fair value adjustments(1)	90,113
Deferred tax assets(2)	4,742	(7l)
Goodwill	56,679	(7f)

Total estimated merger consideration	$24,696

(1)
No fair value adjustment was made to Property, plant and equipment or the historical Right of use assets as book value was determined to approximate fair value.

(2)
The estimates of deferred tax assets were determined based on the book and tax basis differences of the net assets acquired at Assertio's statutory tax rate of 23%. This estimate of deferred income tax assets is preliminary and is subject to change based upon Assertio's final determination of the fair values of tangible and identifiable intangible assets acquired by jurisdiction. Historically, Assertio had recorded a net deferred tax asset balance with a valuation allowance offsetting the balance in full because realization of the future benefits is uncertain. For purposes of the pro forma financial statements, a valuation allowance continues to be reflected against Assertio's net deferred tax assets. See Note 7.

        The fair value of assets and liabilities of Zyla above have been measured based on various preliminary estimates using assumptions that Assertio believes are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing these unaudited pro forma condensed combined financial statements. Differences between these preliminary estimates and the final acquisition accounting will occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company's future results of operations and financial position.

7.     Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

        The following represents an explanation of the various adjustments to the unaudited pro forma condensed combined statement of financial position.

(a)
Cash and cash equivalents

        Represents estimated transaction costs of $2.5 million paid related to Assertio's purchase of an insurance policy for the directors and officers of Zyla effective as of the effective date of the Merger. Amounts reflected are based on costs to be incurred under signed agreements which had been executed as of April 1, 2020.

(b)
Inventories

        Represents an adjustment of $13.9 million to increase the carrying value of Zyla's inventories to adjust it to its preliminary estimated fair value.

(c)
Prepaid and other current assets

        Represents the pro forma adjustment to prepaid and other current assets of $2.5 million to record estimated transaction costs related to the insurance policy purchased for the directors and officers of Zyla. These costs are expected to be paid in full on the effective date of the Merger and have a six-year benefit period.

(d)
Property and equipment, net

        Assertio has not yet determined the fair value of property, plant and equipment to be acquired; therefore, the historical carrying value has been used in the preliminary purchase price allocation reflected in the unaudited pro forma condensed combined balance sheet. Based on information received to date, Assertio does not believe the fair value will be materially different from the historical carrying value. This assertion remains contingent upon receiving additional information and performing procedures to calculate the fair value of property, plant and equipment. No adjustment was made to the unaudited pro forma condensed combined statements of operations, but any difference between the fair value and the historical carrying value would have a direct impact on future earnings via depreciation expense.

(e)
Intangible Assets

        Represents adjustments to record the preliminary estimated fair value of intangible assets of approximately $105.0 million, which is a decrease of $5.5 million over Zyla's book value of intangible assets prior to the merger. The acquired identified intangible assets are comprised of definite-lived product rights for various Zyla products.

        The fair value estimate for all identifiable intangible assets is preliminary and is based on assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold, or are intended to be used in a manner other than their best use. The final determination of fair value of intangible assets, as well as estimated useful lives, remains subject to change. The finalization may have a material impact on the valuation of intangible assets and the purchase price allocation, which is expected to be finalized subsequent to the Merger. Amortization expense has been calculated on a preliminary basis, using the straight-line method over the estimated useful lives.

(f)
Goodwill

        Goodwill represents the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets net of liabilities. Goodwill acquired is estimated to be $56.7 million. The goodwill created in the Merger is not expected to be deductible for tax purposes and is subject to material revision as the purchase price allocation is completed. See Note 6.

(g)
Other current liabilities

        Represents the pro forma adjustment to other current liabilities of $10.2 million. Refer to the table below which reflects the components of other current liabilities impacted by pro forma adjustments (in thousands):

Assertio transaction costs(1)	$2,900
Zyla transaction costs(2)	4,200
Transition agreement costs(3)	2,000
Contingent consideration fair value adjustment(4)	1,100

Net increase to other current liabilities	$10,200

(1)
Represents estimated transaction costs expected to be incurred by Assertio and settled prior to or at the Merger date. Amounts reflected are based on costs to be incurred under signed agreements which had been executed as of April 1, 2020.

(2)
Represents estimated transaction costs expected to be incurred by Zyla and settled prior to or at the Merger date. Amounts reflected are based on costs to be incurred under signed agreements which had been executed as of April 1, 2020.

(3)
Represents costs expected to be incurred by Assertio in connection with Arthur Higgins', Assertio Chief Executive Officer, Transition Agreement. Amounts reflected are based on costs to be incurred under signed agreements which had been executed as of March 16, 2020.

(4)
Represents an adjustment of $1.1 million to increase the carrying value of Zyla's current portion of their contingent consideration liability to adjust it to its preliminary estimated fair value.
(h)
Contingent consideration

        Represents an adjustment of $22.8 million to increase the carrying value of Zyla's noncurrent contingent consideration liability to adjust it to its preliminary estimated fair value. The changes in the estimated fair value are primarily driven by differences in the discount rate applied by Assertio as compared to Zyla.

(i)
Long-term debt

        Represents the net pro forma increase to long-term debt of $4.9 million. Refer to the table below which reflects the components of debt impacted by pro forma adjustments (in thousands):

Estimated fair value adjustment(1)	(898)
Write-off of deferred financing fees and unamortized discounts(2)	5,799

Net increase to long-term debt	$4,901

(1)
Represents the estimated fair value adjustment decrease of $0.9 million related to Zyla's historical long-term debt that, for accounting purposes, is deemed to be assumed by Assertio in the Merger. Various valuation methodologies and factors were used to determine the fair value of Zyla's debt including primarily an assessment of Assertio's credit rating and an assessment of market yields commensurate to such rating.

(2)
Represents adjustments to remove Zyla's historical unamortized debt discounts and deferred financing fees of $5.8 million related to historical Zyla debt.
(j)
Common Stock

        Represents the elimination of Zyla historical common stock, as well as reflecting the par value for the issuance of Assertio Common Stock in exchange for Zyla's common stock, RSUs, and warrants, calculated by multiplying the number of shares of Assertio to be exchanged (see Note 5) by the $.0001 par value of Assertio Common Stock (in thousands, except exchange ratio and per share data):

Number of Zyla ordinary shares outstanding as of April 1, 2020	9,591,957
Number of Zyla RSUs subject to accelerated vesting as of April 1, 2020	870,816
Number of Zyla warrants outstanding as of April 1, 2020	4,972,365

15,435,138
Exchange Ratio	2.5
Assertio shares of common stock issued in connection with the merger	38,587,845
Par value per common share	0.0001

Par value of common stock	$4

Elimination of historical Zyla common stock	(9)

Net adjustment to common stock	$(5)

(k)
Additional paid-in capital

        Represents the elimination of Zyla historical additional paid-in capital, as well as reflecting the excess of fair value over par value for the issuance of common stock (in thousands):

Fair value of merger consideration	24,696
Less:par value of common stock	(4)
Elimination of historical Zyla additional paid-in capital	(89,027)
Net adjustment to additional paid-in capital	$(64,335)

(l)
Accumulated deficit

        Represents the pro forma adjustment to accumulated deficit of $32.8 million. Refer to the table below which reflects the components of accumulated deficit impacted by pro forma adjustments (in thousands):

Elimination of Zyla's historical accumulated deficit(1)	$46,640
Asserto transaction costs(2)	(2,900)
Zyla transaction costs(2)	(4,200)
Transition agreement costs(3)	(2,000)
Increase in valuation allowance(4)	(4,742)

Net adjustment to accumulated deficit	$32,798

(1)
Represents the reduction to accumulated deficit related to the elimination of Zyla's historical equity.

(2)
Reflects an estimate of Assertio's and Zyla's non-recurring transaction-related costs. Transaction costs related to the Merger include advisory, banking, and legal fees. These amounts will be expensed as incurred and are not reflected in the unaudited pro forma condensed combined statement of operations because they will not have a continuing impact to the combined company's results of operations.

(3)
Reflects costs expected to be incurred by Assertio in connection with Arthur Higgins' Transition Agreement. This amount will be expensed as incurred and is not reflected in the unaudited pro forma condensed combined statement of operations because it will not have a continuing impact to the combined company's results of operations.

(4)
Reflects the increase in Assertio's deferred tax asset valuation allowance by $4.7 million. Assertio's net deferred tax assets as well as the corresponding deferred tax asset valuation allowance will each increase by $4.7 million based on the estimated deferred tax asset arising as a result of the step up adjustments identified for US GAAP purposes. Assertio currently has a full valuation allowance against their U.S. net deferred tax asset position of $90.8 million and the deferred tax asset related to the estimated step up adjustments identified will result in no incremental change to the deferred tax asset balance (net of valuation allowance). The income tax expense of $4.7 million related to the increase in Assertio's valuation allowance is not reflected in the pro forma condensed combined statement of operations because it will not have a continuing impact.
(m)
Accumulated other comprehensive loss

        Represents the elimination of historical accumulated other comprehensive loss of Zyla.

8.     Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

        The following outlines the various adjustments to the unaudited pro forma condensed combined statement of operations.

(a)
Selling, general and administrative expense

        Represents additional expense of $0.4 million related to transaction costs incurred by Assertio. This increase in expense relates to annual costs associated with the insurance policy purchased for Zyla directors and officers. The insurance policy will be effective for a six-year term effective upon closing of the Merger. See Note 7c.

(b)
Amortization of intangible assets

        Represents a net adjustment of $4.3 million increase from the elimination of historic Zyla intangible asset amortization of $13.0 million for the year ended December 31, 2019 and the recognition of pro forma amortization expense of $17.3 million on the portion of the purchase price allocated to Zyla's definite-lived product rights. The estimated useful life of the various Zyla product rights intangible assets ranges from three to eight years.

        Amortization expense has been calculated on a preliminary basis, using the straight-line method over the estimated useful lives. The effect of a 10% increase or decrease in preliminary estimated fair value would result in an increase or decrease of amortization expense of $1.7 million for the year ended December 31, 2019.

(c)
Interest expense

        Represents the assumed net decrease in interest expense related to the restructuring of the Series A-1 and Series A-2 notes, the elimination of the amortization of deferred financing fees and discounts, and the amortization of the discount associated with the fair value adjustment to debt as follows (in thousands):

Pro-Forma Interest Expense
Elimination of the amortization of deferred financing fees and discounts(1)	(5,740)
Restructuring of Series A-2 Notes to amend pattern of principal amortization(2)	(249)
Incremental net increase to expense for Series A-1 Notes(3)	4,653
Amortization of discount associated with the fair value adjustment to debt(4)	299

Total pro forma reduction to interest expense	$(1,037)

(1)
Represents an adjustment to eliminate the historical amortization of deferred financing fees and discounts recognized through interest expense.

(2)
Represents a net reduction to the historical interest expense of $0.2 million related to the restructuring of the Series A-2 Notes to amend the pattern of principal amortization. Historically, Zyla repaid the principal semi-annually in an amount equal to 15% of the aggregate net sales of identified products for the two consecutive fiscal quarter periods most recently ended, less the amount of fixed rate interest paid on the Series A-1 and Series A-2 Notes. As a result of the restructuring of the Series A-1 and Series A-2 Notes, Zyla will pay an amount equal to 5% of the original aggregate principal amount of the Series A-1 and Series A-2 Notes on each semi-annual payment date (in thousands).

(3)
Represents an adjustment to the historical interest expense of the Series A-1 Notes to remove the effect of a historical interest holiday on the Series A-1 Notes that was recognized as a discount and amortized over the interest holiday period. The historical unamortized debt discounts and deferred financing fees related to historical Zyla debt were written off to accumulated deficit as part of purchase accounting adjustments. This adjustment assumes that the Merger would have occurred on January 1, 2019, and that therefore, the Series A-1 debt would not have been granted an interest holiday and reflects the incremental annual interest expense based on the par value of the instrument. Additionally, represents a reduction to the historical interest expense related to the restructuring of the Series A-1 Notes to amend the pattern of principal amortization consistently with the Series A-2 Notes.

(4)
Represents the annual incremental amortization of the discount related to the fair value adjustment decrease of $0.9 million related to Zyla's historical long-term debt that, for accounting purposes, is deemed to be assumed by Assertio in the Merger.
(d)
Income tax benefit

        Represents the income tax effect of unaudited pro forma condensed combined statement of operations adjustments related to the Merger using a statutory tax rate of 23%. Because the adjustments contained in this unaudited pro forma condensed combined financial information are based on estimates, the effective tax rate will likely vary from the effective rate in periods subsequent to the Merger. The income tax expense of $4.7 million related to the increase in Assertio's valuation allowance is not reflected in the pro forma condensed combined statement of operations because it will not have a continuing impact. Adjustments to established deferred tax assets and liabilities as well as the recognition of additional deferred tax assets and liabilities upon detailed analysis of the acquired assets and assumed liabilities may occur in conjunction with the finalization of the purchase accounting, and these items could be material.

9.     Divestiture of Gralise and NUCYNTA

        The following represents an explanation of the various adjustments to the unaudited pro forma condensed combined financial statements as a result of the previous transactions:

(a)
Cash and cash equivalents

        Represents the net adjustment to cash and cash equivalents of $1.5 million. Refer to the table below which reflects the components of cash and cash equivalents impacted by pro forma adjustments (in thousands):

Cash proceeds for sale of Gralise	$75,000
Cash proceeds for transfer of Gralise inventory as of December 31, 2019	3,396
Net cash proceeds for sale of NUCYNTA	362,000
Cash proceeds for transfer of NUCYNTA inventory as of December 31, 2019	3,275
Accrued interest paid on settlement of Assertio debt	(8,375)
Settlement of Assertio Senior Notes due to divestitures	(162,500)
Exit fees paid for settlement of Assertio Senior Notes	(4,400)
Prepayment penalties for settlement of Assertio Senior Notes	(4,875)
Settlement of Assertio Convertible Notes Due 2021 and 2024 due to divestitures	(265,000)

Net adjustment to cash and cash equivalents	$(1,479)

(b)
Inventories

        Represents an adjustment of $3.4 million to eliminate Gralise inventory.

(c)
Prepaid and other current assets

        Represents adjustments to eliminate NUCYNTA inventory held by Assertio as part of the Facilitation Services pursuant to the Commercialization Agreement with Collegium. Additionally, represents adjustment to eliminate $0.8 million in short-term net contract assets, respectively, under the NUCYNTA Commercialization Agreement with Collegium.

(d)
Gralise royalty receivable

        Represents an adjustment to reflect a receivable of $52.5 million in royalties to be received for the divestiture of Gralise as Assertio is entitled to receive 75% of the first $70.0 million of Gralise net sales after the closing date of the divestiture.

(e)
Intangible Assets

        Represents adjustments to eliminate carrying value of the NUCYNTA intangible asset.

(f)
Other long-term assets

        Represents adjustment to eliminate $1.1 million in long-term net contract assets under the NUCYNTA Commercialization Agreement with Collegium.

(g)
Accrued liabilities

        Represents adjustments to increase accrued liabilities for directly attributable transaction costs not yet recognized in the historical financial statements.

(h)
Current portion of debt

        Represents adjustments to eliminate $80.0 million representing the current portion of Assertio Senior Notes, principal value of $162.5 million, as proceeds from the divestiture of Gralise and NUCYNTA will be used to settle all Assertio outstanding debt.

(i)
Interest payable

        Represents an adjustment to eliminate accrued interest payable for Assertio Senior Notes and Assertio Convertible Notes as proceeds from the divestiture of Gralise and NUCYNTA will be used to settle all Assertio outstanding debt.

(j)
Long-term debt

        Represents adjustments to eliminate all Assertio debt including the long-term portion of Assertio Senior Notes, principal value of $162.5 million, and Assertio Convertible Notes Due 2021 and 2024, principal value of $265.0 million, less unamortized debt discount and issuance costs of $4.0 million and $2.0 million, respectively for the Assertio Senior Notes and $66.6 million and $3.5 million, respectively for the Assertio Convertible Notes Due 2021 and 2024 as proceeds from the divestiture of Gralise and NUCYNTA will be used to settle all Assertio outstanding debt.

(k)
Other long-term liabilities

        Represents an adjustment of $4.4 million in exit fees for the Assertio Senior Notes as proceeds from the divestiture of Gralise and NUCYNTA will be used to settle all Assertio outstanding debt.

(l)
Accumulated deficit

        Represents the adjustment to accumulated deficit of $22.5 million. Refer to the table below which reflects the components of Accumulated deficit impacted by pro forma adjustments (in thousands):

Application of consideration from sale of Gralise	$127,500
Application of consideration from sale of NUCYNTA	362,000
NUCYNTA intangible asset impairment	(374,996)
Loss on prepayment penalties for settlement of Assertio debt	(4,875)
Loss on unamortized debt issuance costs from settlement of Assertio debt	(76,242)
Write-off of NUCYNTA contract assets	(1,896)
Transaction costs associated with the divestitures	(9,000)

Net adjustment to accumulated deficit	$22,491

(m)
Product sales, net

        Represents adjustments to eliminate the product sales revenue results attributable to Gralise as if the divestiture occurred on January 1, 2019.

(n)
Commercialization agreement, net

        Represents adjustments to eliminate the commercialization agreement revenues attributable to NUCYNTA as if the divestiture occurred on January 1, 2019.

(o)
Cost of sales (excluding amortization of intangible assets)

        Represents adjustments to eliminate cost of sales attributable to Gralise as if the divestiture occurred on January 1, 2019.

(p)
Research and development expenses

        Represents adjustments to eliminate research and development expenses attributable to Gralise and NUCYNTA as if the divestitures occurred on January 1, 2019.

(q)
Selling, general and administrative expenses

        Represents adjustments to eliminate the selling, general and administrative expenses attributable to Gralise and NUCYNTA as if the divestitures occurred on January 1, 2019.

(r)
Amortization of intangible assets

        Represents an adjustment to eliminate the intangible asset amortization for the NUCYNTA intangible asset as if the NUCYNTA divestiture occurred on January 1, 2019.

(s)
Loss on impairment of intangible asset

        Represents an adjustment to eliminate the impairment of the NUCYNTA intangible asset as if the NUCYNTA divestiture occurred on January 1, 2019.

(t)
Gain on debt extinguishment

        Represents adjustments to eliminate gain on debt extinguishment related to the settlement of Assertio Senior Notes and Assertio Convertible Notes due 2021 and 2024 as if proceeds for the Gralise and NUCYNTA divestitures were utilized to settle all outstanding debt on January 1, 2019.

(u)
Interest expense

        Represents adjustments to eliminate interest expense related to the Assertio Senior Notes and Assertio Convertible Notes due 2021 and 2024 as if proceeds for the Gralise and NUCYNTA divestitures were utilized to settle all outstanding debt on January 1, 2019.

(v)
Income tax benefit

        Represents the income tax effect of unaudited pro forma condensed combined statement of operations adjustments related to the Merger using a statutory tax rate of 23%. Because the adjustments contained in this unaudited pro forma condensed combined financial information are based on estimates, the effective tax rate will likely vary from the effective rate in periods subsequent to the Merger. Adjustments to established deferred tax assets and liabilities as well as the recognition of additional deferred tax assets and liabilities upon detailed analysis of the acquired assets and assumed liabilities may occur in conjunction with the finalization of the purchase accounting, and these items could be material.

10.   Earnings per Share

        The unaudited pro forma condensed combined basic and diluted earnings per share calculations are based on the consolidated basic and diluted weighted average shares of Assertio. The pro forma basic and diluted weighted average shares outstanding are a combination of historic Assertio shares and the shares issued as part of the Merger (in thousands, except per share data).

For the Year Ended December 31, 2019
Pro forma net (loss) income	(45,983)
Historical weighted-average number of common shares outstanding
Basic	70,716
Diluted	70,716
Common shares issued as part of the Transaction	38,588
Pro forma weighted-average number of common shares outstanding
Basic	109,304
Diluted	109,304
Pro forma net loss per common share
Basic	$(0.42)
Diluted	$(0.42)

BENEFICIAL OWNERSHIP OF ASSERTIO

        The following table sets forth information regarding ownership of Assertio's common stock as of April 15, 2020 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to Assertio to own more than 5% of the outstanding shares of Assertio's common stock, (b) each director and director nominee, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to Assertio that is deemed reliable.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 days		Percentage of Common Stock(2)
Renaissance Technologies LLC(3)	6,529,527		—		8.03%
Allianz Global Investors U.S. LLC(4)	5,911,875		—		7.27%
BlackRock, Inc.(5)	5,797,457		—		7.13%
The Vanguard Group(6)	5,152,682		—		6.33%
D. E. Shaw & Co., L.P.(7)	4,506,585		—		5.54%
Arthur J. Higgins	422,739	(8)	250,078	(9)	*
Daniel A. Peisert	103,208		63,778	(10)	*
Stanley Bukofzer	62,916		—		*
Karen A. Dawes	60,839		139,962	(11)	*
James P. Fogarty	67,212		58,069	(12)	*
James J. Galeota, Jr.	12,492		—		*
Heather L. Mason	14,394		—		*
William T. McKee	28,262		68,852	(13)	*
Peter D. Staple	182,196	(14)	139,962	(15)	*
James L. Tyree	41,006		58,069	(16)	*
David E. Wheadon	—		—		*
All current directors & executive officers as a group (11 persons)	995,264		778,770	(17)	2.16%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Therapeutics, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of March 18, 2020. Percentage ownership is based on 81,344,829 shares of Assertio's common stock outstanding as of April 15, 2020. Shares of common stock subject to stock options and restricted stock units vesting on or before June 14, 2020 (within 60 days of April 15, 2020) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table is subject to pledge.

(3)
As reported on a Schedule 13G/A filed with the SEC on February 13, 2020, Renaissance Technologies LLC beneficially owned 6,529,527 shares of Assertio's Common Stock as of December 31, 2019. Of such shares, Renaissance Technologies LLC has (i) sole voting power with respect to 6,463,018 shares of Assertio's Common Stock, (ii) sole dispositive power with respect to

  6,511,556 shares of Assertio's Common Stock and (iii) shared dispositive power with respect to 17,971 shares of Assertio's Common Stock. The Schedule 13G was filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation. The address for both Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, New York 10022.

(4)
As reported on a Schedule 13G filed with the SEC on February 13, 2020, Allianz Global Investors U.S. LLC beneficially owned 5,911,875 shares of Assertio's Common Stock as of December 31, 2019. Of such shares, Allianz Global Investors U.S. LLC has sole voting power with respect to 5,911,875 shares of Assertio's Common Stock and sole dispositive power with respect to 5,911,875 shares of Assertio's Common Stock. The Schedule 13G was filed by Allianz Global Investors U.S. LLC and Allianz Global Investors U.S. Holdings LLC. The address for both Allianz Global Investors U.S. LLC and Allianz Global Investors U.S. Holdings LLC is 1633 Broadway, New York, New York 10019.

(5)
As reported on Schedule 13G/A filed with the SEC on January 10, 2020, BlackRock, Inc. beneficially owned 5,797,457 shares of Assertio's Common Stock as of December 31, 2019. Of such shares, BlackRock, Inc. has sole voting power with respect to 5,683,198 shares of Assertio's Common Stock and sole dispositive power with respect to 5,797,457 shares of Assertio's Common Stock. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(6)
As reported on a Schedule 13G/A filed with the SEC on February 12, 2020, The Vanguard Group beneficially owned 5,152,682 shares of Assertio's Common Stock as of December 31, 2019. Of such shares, The Vanguard Group has (i) sole voting power with respect to 77,570 shares of common stock, (ii) sole dispositive power with respect to 5,097,347 shares of Assertio's Common Stock, and (iii) shared dispositive power with respect to 55,335 shares of Assertio's Common Stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)
As reported on a Schedule 13G/A filed with the SEC on February 14, 2020, D. E. Shaw & Co., L.P. beneficially owned 4,506,585 shares of Assertio's Common Stock as of December 31, 2019. Of such shares, D. E. Shaw & Co., L.P. has (i) shared voting power with respect to 4,357,385 shares of Assertio's Common Stock and (ii) shared dispositive power with respect to 4,506,585 shares of Assertio's Common Stock. The Schedule 13G/A was filed by D. E. Shaw & Co., L.P. and David E. Shaw. The address for both D. E. Shaw & Co., L.P. and David E. Shaw is 1166 Avenues of the Americas, 9th Floor, New York, New York 10036.

(8)
Includes 178,000 shares of common stock of which 175,000 are held in trust and 3,000 shares are held by Mr. Higgins' children.

(9)
Includes 250,078 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(10)
Includes 63,778 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(11)
Includes 100,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 39,584 restricted stock units that are scheduled to vest within 60 days.

(12)
Includes 18,485 shares underlying stock options that are currently exercisable or exercisable within 60 days and 39,584 restricted stock units that are scheduled to vest within 60 days and have been deferred until retirement.

(13)
Includes 29,268 shares underlying stock options that are currently exercisable or exercisable within 60 days and 39,584 restricted stock units that are scheduled to vest within 60 days, of which, 19,792 restricted stock units have been deferred until retirement.

(14)
Includes 13,900 shares of common stock held in trust.

(15)
Includes 100,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 39,584 restricted stock units that are scheduled to vest within 60 days and have been deferred until retirement.

(16)
Includes 18,485 shares underlying stock options that are currently exercisable or exercisable within 60 days and 39,584 restricted stock units that are scheduled to vest within 60 days.

(17)
Includes 572,276 shares underlying stock options that are currently exercisable or exercisable within 60 days and 235,782 restricted stock units that are scheduled to vest within 60 days.

 BENEFICIAL OWNERSHIP OF ZYLA

        The following table sets forth certain information regarding the ownership of Zyla Common Stock as of April 15, 2020, unless otherwise indicated by: (i) each of Zyla's directors; (ii) each of Zyla's named executive officers; (iii) all of Zyla's executive officers and directors as a group; and (iv) all stockholders known by Zyla to be beneficial owners of more than five percent of Zyla Common Stock.

        The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. This information does not necessarily indicate beneficial ownership for any other purpose. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any securities, including options, warrants or other derivative securities, of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5%+ Beneficial Owners
CR Group L.P.(2)	7,023,333	49.0%
Highbridge Capital Management, LLC(3)	2,260,624	9.99%
Signature Global Asset Management (the "Portfolio Manager"), a business unit of CI Investments Inc.(4)	935,161	9.8%
Riva Ridge Master Fund, Ltd.(5)	938,661	9.99%
Tekla Capital Management LLC(6)	656,921	6.9%
Alligator Zebra Holdings, Inc.(7)	4,854,863	51.0%
Directors
Todd Holmes	—	—
Joseph McInnis	6,667	*
Matthew Pauls	6,667	*
Gary M. Phillips, M.D.	—	—
Andrea Heslin Smiley	6,667	*
Todd N. Smith	—	—
Timothy P. Walbert	6,667	*
Named Executive Officers(8)
Robert Radie(9)	76,915	*
Mark Strobeck, Ph.D.	99,886	1.0%
Megan C. Timmins	54,189	*
All executive officers and directors as a group (10 persons)	257,658	2.69%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC, which information may not be accurate as of March 27, 2020. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Zyla Life Sciences, 600 Lee Road, Suite 100, Wayne, PA 19087. Except as indicated by the footnotes below, Zyla believes, based on the information furnished to it, that the persons and entities named in the table above have sole voting and investment power with respect to all shares of Zyla Common

  Stock that they beneficially own. Applicable percentages are based on 9,581,329 shares of Zyla Common Stock outstanding on March 27, 2020, adjusted as required by rules promulgated by the SEC, and reflect the application of any ownership blockers as more specifically detailed in the footnotes below.

(2)
The number of shares beneficially owned is based solely on the Schedule 13D/A filed with the SEC on March 26, 2020 that was filed pursuant to a joint filing agreement among CR Group L.P., a Delaware limited partnership ("CR Group") and its affiliates. The percentage of beneficial ownership reported on that schedule was 58.7%, which includes 4,586,874 shares of Zyla Common Stock (the "LSH Shares") owned by Loan Security Holdings I LLC, a Delaware limited liability company ("LSH"), and 2,436,459 shares of Zyla Common Stock issuable upon the exercise of a warrant by LSH to purchase additional shares of Zyla Common Stock under certain conditions (the "Iroko Warrant"). LSH may not exercise the Iroko Warrant if it would result in beneficial ownership of more than 49.0% and such blocker is reflected in the percentage of beneficial ownership shown in the table above. The LSH Shares, together with the Iroko Warrant, represent approximately 58.7% of the outstanding shares of Zyla Common Stock. Excluding the shares of Zyla Common Stock issuable upon exercise of the Iroko Warrant, LSH directly owns 49.0% of the issued and outstanding shares of Zyla Common Stock. Nathan D. Hukill, CR Group, CRG Partners III L.P., a Delaware limited partnership ("CRG Partners III"), CRG Partners III—Parallel Fund "A" L.P., a Delaware limited partnership ("CRG Parallel Fund A"), CRG Partners III—Parallel Fund "B" (Cayman) L.P., a limited partnership organized under the laws of the Cayman Islands ("CRG Parallel Fund B"), CRG Partners III (Cayman) Lev AIV I L.P., a limited partnership organized under the laws of the Cayman Islands ("CRG Lev AIV"), CRG Partners III (Cayman) Unlev AIV I L.P., a limited partnership organized under the laws of the Cayman Islands ("CRG Unlev AIV"), and LSH share voting and dispositive power with respect to such shares. CRG Parallel Fund A, CRG Parallel Fund B, CRG Lev AIV, CRG Unlev AIV and CRG Partners III are collectively referred to as the "CRG Entities." LSH is wholly-owned by the CRG Entities and acquired the LSH Shares and the Iroko Warrant in connection with a credit bid by the CRG Entities, as secured lenders to Iroko Pharmaceuticals LLC, a wholly-owned subsidiary of Iroko, and certain of its subsidiaries and affiliates pursuant to a foreclosure proceeding on June 28, 2019 to enforce the rights and remedies of the CRG Entities under a term loan agreement. The CRG Entities indirectly beneficially own the LSH Shares and the Iroko Warrant by virtue of their collective ownership of all of the equity interests in LSH. CR Group may be deemed to beneficially own the LSH Shares and the Iroko Warrant by virtue of its position as the investment manager for the CRG Entities. Mr. Hukill may be deemed to have beneficial ownership over the LSH Shares and the Iroko Warrant by virtue of his indirect control of CR Group. The address of CR Group, the CRG Entities and Mr. Hukill is 1000 Main St., Suite 2500, Houston, TX 77002.

(3)
Based solely on the Schedule 13G/A jointly filed with the SEC on February 13, 2020 by and on behalf of Highbridge Capital Management, LLC ("Highbridge"), Highbridge Tactical Credit Master Fund, L.P. ("Tactical") and Highbridge MSF International Ltd. The percentage of beneficial ownership shown in the table above reflects the percentage of beneficial ownership as reported on that schedule. Each of Tactical and Highbridge, as the trading manager of Tactical, may be deemed to beneficially own 2,260,624 shares of Zyla Common Stock (including 1,353,568 shares of Zyla Common Stock issuable upon exercise of warrants) held by Tactical. Highbridge and Tactical share voting and dispositive power with respect to all such shares. The exercise of these warrants is subject to a 9.99% ownership blocker. The address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(4)
Based solely on the Schedule 13G filed with the SEC on February 13, 2020 by Signature Global Asset Management (the "Portfolio Manager"), a business unit of CI Investments Inc. ("Signature Global"). Signature Global has sole voting and dispositive power with respect to all 935,161 shares of Zyla Common Stock and may be deemed to be the beneficial owner of such shares. The address of Signature Global is 2 Queen Street East, Twentieth Floor, Toronto, Ontario, Canada M5C 3G7.

(5)
Based solely on the Schedule 13G/A jointly filed with the SEC on February 12, 2020 by and on behalf of each of Riva Ridge Master Fund, Ltd. (the "Master Fund"), Stephen Golden ("Golden"), James Shim ("Shim"), Riva Ridge Capital Management LP ("RRCM") and Riva Ridge GP LLC ("RRGP" and, together with the Master Fund, Golden, Shim and RRCM, "Riva"). The percentage of beneficial ownership shown in the table above excludes the 555,286 shares of Zyla Common Stock issuable upon the exercise of warrants (collectively, the "Riva Securities"). The exercise of the warrants held by Riva is subject to a 9.99% ownership blocker. The Master Fund is the record and direct owner of the Riva Securities. RRCM, as the investment manager of the Master Fund, may be deemed to beneficially own the Riva Securities owned by the Master Fund. RRGP, as the general partner of RRCM, may be deemed to beneficially own the Riva Securities owned by the Master Fund. Each of Golden and Shim, as a managing member of RRGP with the power to exercise investment discretion, may be deemed to beneficially own the Riva Securities owned by the Master Fund. The address of the principal business office of Riva is 55 Fifth Avenue, New York, NY 10003.

(6)
Based solely on the joint Schedule 13G filed with the SEC on January 24, 2020 by Tekla Capital Management LLC ("Tekla") and Daniel R. Omstead ("Omstead"). Tekla Healthcare Opportunities Fund ("THQ") is the beneficial owner of 656,921 shares of Zyla Common Stock. Tekla, as the investment adviser of THQ, may be deemed to beneficially own the 656,921 shares of Zyla Common Stock beneficially owned by THQ. Omstead, through his control of Tekla, may be deemed to beneficially own the 656,921 shares of Zyla Common Stock beneficially owned by THQ. Each of Tekla and Omstead has sole dispositive power and shared voting power over the 656,921 shares of Zyla Common Stock beneficially owned by THQ. Neither Tekla nor Omstead has the sole power to vote or direct the vote of the 656,921 shares of Zyla Common Stock beneficially owned by THQ, which power resides in THQ's Board of Trustees. The address of Tekla is 100 Federal Street, 19th Floor, Boston, MA 02110.

(7)
Based solely on the Schedule 13D jointly filed with the SEC on March 26, 2020 by and on behalf of Alligator Zebra Holdings, Inc. ("AZH") and Assertio. AZH is a party to the Voting and Support Agreements (as defined herein) with certain stockholders of Zyla. Pursuant to each such Voting and Support Agreement, the applicable Supporting Stockholder has agreed to vote such Supporting Stockholder's shares of Zyla common stock covered by the agreement in favor of the adoption of the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement. As a result, AZH may be deemed to possess shared voting power over and may be deemed to have beneficial ownership of, 4,854,863 shares of Zyla Common Stock. AZH is a direct and wholly-owned subsidiary of Assertio. Due to Assertio's control over AZH, Assertio may be deemed to have beneficial ownership of 4,854,863 shares of Zyla Common Stock. AZH and Assertio share voting and dispositive power with respect to all such shares. The address of AZH and Assertio is 100 South Saunders Road, Suite 300, Lake Forest, Illinois.

(8)
Consists of time-based RSUs scheduled to vest within 60 days.

(9)
Represents Mr. Radie's holdings as of December 31, 2019, his last day of employment.

 DESCRIPTION OF ASSERTIO HOLDINGS CAPITAL STOCK

        Assertio Holdings will be adopting in the Assertio Reorganization substantially the same forms of certificate of incorporation and bylaws as the Certificate of Incorporation and Bylaws of Assertio Therapeutics. The following description of the terms of the Assertio Holdings capital stock (upon effectiveness of the Assertio Reorganization and Merger) is not meant to be complete and is qualified in its entirety to Assertio Therapeutics' articles of incorporation, which are incorporated into this Joint Proxy Statement/Prospectus by reference. See "Material Differences in Rights of Assertio Holdings Stockholders and Zyla Stockholders" beginning on page 142 and "Where You Can Find Additional Information" on page 3.

        Authorized Share Capital.    Assertio's authorized capital stock consists of 200,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share.

        Voting.    Holders of Assertio's common stock are entitled to one vote per share on all matters submitted to a vote of stockholders and may not cumulate votes for the election of directors.

        Dividend Rights.    Common stockholders have the right to receive dividends when, as and if declared by the Board of Directors from funds legally available therefor.

        Liquidation Preferences.    Upon a liquidation of Assertio, the holders of common stock shall be eligible to receive any remaining liquidation proceeds or property of Assertio, following the satisfaction of amounts due to creditors of Assertio and subject to any senior liquidation preferences granted to the holders of preferred stock.

        Other Terms.    Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities. The common stock is not subject to further calls or assessments by Assertio. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of Assertio's common stock are fully paid and non-assessable.

Other Rights and Limitations as a Holder of Common Stock

        Preferred Stock.    The common stock is subject to the express terms of Assertio's preferred stock and any series thereof. The Board of Directors may issue preferred stock with voting, dividend, liquidation and other rights that could adversely affect the relative rights of the holders of the common stock.

        Advanced Notice Bylaws.    For director nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must generally provide notice to Assertio no later than 120 or more than 150 days prior to the first anniversary of the date of the prior year's annual meeting, provided, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, such notice must be delivered no later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

        Exclusive Jurisdiction.    Unless Assertio selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims, to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court or a federal court located within the State of Delaware).

        Delaware Anti-takeover Statute.    Assertio has opted out of Section 203 of the DGCL, which is a statute that (if applicable) would have served to make certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

 LEGAL MATTERS

        The validity of the shares of Assertio Holdings Common Stock offered by this Joint Proxy Statement/Prospectus will be passed upon for Gibson, Dunn & Crutcher LLP, San Francisco, California. Gibson, Dunn & Crutcher LLP, San Francisco, California, counsel for Assertio Therapeutics, and Dechert LLP, New York, New York, counsel for Zyla, will provide prior to the effective time opinions regarding certain federal income tax consequences of the Merger for Assertio and Zyla, respectively.

EXPERTS

Assertio

        The consolidated financial statements of Assertio Therapeutics, Inc. (the Company), at December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019, appearing in Assertio Therapeutics, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 2019, and the effectiveness of the Company's internal control over financial reporting as of December 31, 2019 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Zyla

        The consolidated financial statements of Zyla Life Sciences, at December 31, 2019 and 2018, and for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor), included in this Joint Proxy Statement/Prospectus, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report (which contains an explanatory paragraph describing conditions that raise substantial doubt about Zyla Life Sciences' ability to continue as a going concern as described in Note 1 to the financial statements) appearing elsewhere herein, and are included in reliance on their report given on their authority as experts in accounting and auditing.

CHAPTER II
INFORMATION ABOUT THE ASSERTIO ANNUAL MEETING AND OTHER PROPOSALS

GENERAL INFORMATION

        Assertio is providing this Joint Proxy Statement/Prospectus to its stockholders in connection with the solicitation of proxies to be voted at the Assertio Annual Meeting (or any adjournment or postponement thereof) that Assertio has called to vote on the following proposals:

  1.
  To approve the issuance of shares of Assertio Holdings Common Stock in connection with the Merger with Zyla, as described in greater detail in Chapter I of this Joint Proxy Statement/Prospectus.

  2.
  To elect the nine directors of Assertio named in this Joint Proxy Statement/Prospectus to serve until the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

  3.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2014 Omnibus Incentive Plan, a copy of which is attached as Annex G to this Joint Proxy Statement/Prospectus. If the proposal to issue stock in connection with the Merger (Proposal 1) is not approved, the proposal to increase the number of shares available under Assertio's Amended and Restated 2014 Omnibus Incentive Plan will be automatically withdrawn.

  4.
  To approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2004 Employee Stock Purchase Plan, a copy of which is attached as Annex H to this Joint Proxy Statement/Prospectus.

  5.
  To approve an amendment to Assertio's certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-4.

  6.
  To approve, on an advisory basis, the compensation of Assertio's named executive officers.

  7.
  To approve, on an advisory basis, Merger-related executive compensation arrangements.

  8.
  To ratify the appointment of Ernst & Young LLP as Assertio's independent registered public accounting firm for the fiscal year ended December 31, 2020.

  9.
  To approve the adjournment from time to time of the Assertio Annual Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the proposal to issue stock in connection with the Merger (Proposal 1) at the time of the Assertio Annual Meeting or any adjournment or postponement thereof.

  10.
  To transact such other business as may properly come before the Assertio Annual Meeting and any adjournments or postponements thereof.

Virtual Meeting Date and Time

        The Assertio Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 1:00 p.m. Central Time. You will be able to attend the Assertio Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to https://www.cstproxy.com/assertiotx/2020 and entering your 16-digit control number, which is included on the proxy card or voting instruction form that you received. Because the Assertio Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

        In light of the rapidly changing developments related to coronavirus (COVID-19), Assertio is pleased to offer its stockholders a completely virtual Assertio Annual Meeting, which provides worldwide access and communication, while protecting the health and safety of Assertio stockholders, directors, management and other stakeholders. Assertio is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Assertio will try to answer as many stockholder-submitted questions as time permits that comply with the Assertio Annual Meeting rules of conduct. However, Assertio reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, Assertio will group such questions together and provide a single response to avoid repetition.
IF YOU ENCOUNTER ANY DIFFICULTIES DURING THE CHECK-IN PROCESS OR DURING THE MEETING, PLEASE CALL (917) 262-2373, AND A TECHNICIAN WILL BE READY TO ASSIST YOU.

Registering for the Virtual Annual Meeting

        Registration is required to attend the Assertio Annual Meeting. Pre-registration at
https://www.cstproxy.com/assertiotx/2020 is recommended but is not required in order to attend.

        Any stockholder wishing to attend the virtual annual meeting should register for the meeting before it begins. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership Assertio Common Stock:

  •
  If your shares are registered in your name with Assertio's transfer agent and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/assertiotx/2020, enter the control number you received on your proxy card or notice of the meeting and click on the "Click here to preregister for the online meeting" link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

  •
  Beneficial Stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five (5) business days prior to the meeting date.

Call-in Option

        You will also have the option to call in to the virtual meeting and listen by telephone by calling:

        Optional telephone access (listen-only):

        Within the U.S. and Canada: +1 866-894-0536 (toll-free)

        Outside of the U.S. and Canada: +1 1 312-780-0854 (standard rates apply)

        Passcode for telephone access:

        25749471#

Submitting Questions for the Virtual Annual Meeting

        Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able submit questions before and during the meeting through the virtual meeting portal by typing in the "Submit a question" box. You can also submit any questions by emailing the company before the Annual Meeting at corpgov@assertiotx.com.

How to Vote

        Only holders of record of Assertio's common stock at the close of business on April 15, 2020 (the "Record Date") are entitled to attend and to vote at the Assertio Annual Meeting. Each share is entitled to one vote on each matter presented at the Assertio Annual Meeting. Assertio stockholders do not have cumulative voting rights. As of the Record Date, there were 81,344,829 shares of common stock outstanding.

        To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Assertio Annual Meeting in person. Assertio stockholders of record may vote online at the Assertio Annual Meeting by following the instructions available on the meeting website during the meeting or by mail, using the paper proxy card. All proxy cards received by Assertio that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted "FOR" each of the nominees to the Assertio board of directors listed on the proxy card under Proposal 2 and "FOR" Proposals 1, 3, 4 5, 6, 7, 8, 9 and 10. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in "street name" and you wish to vote at the Assertio Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Assertio Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

        If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Assertio Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of Assertio at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045 or (b) attending the virtual Assertio Annual Meeting and voting online. Attendance online at the Assertio Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

Approving the Assertio Proposals

        Assuming a quorum is present, the approval of the matters specified in the Notice of Assertio Annual Meeting will be determined as follows:

  •
  For the election of directors in Proposal 2, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

  •
  For the approval of an amendment to Assertio's certificate of incorporation in Proposal 5, the proposal must receive the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date; and

  •
  For the approval of Proposals 1, 3, 4, 6, 7, 8, 9 and 10, each proposal must receive the affirmative vote of a majority of the shares of Assertio's Common Stock, present online or by proxy and entitled to vote at the Assertio Annual Meeting

        A majority of the outstanding shares of Assertio's Common Stock as of the Record Date, present in person or by proxy and entitled to vote at the Assertio Annual Meeting, constitutes a quorum.

Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Solicitation of Proxies; Expenses of Solicitation

        Zyla and Assertio will share equally the costs of printing and filing this Joint Proxy Statement/Prospectus and proxy cards. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Zyla Common Stock and Assertio Common Stock for the forwarding of solicitation materials to the respective beneficial owners. Zyla and Assertio will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. Assertio will pay Innisfree customary fees in connection with the engagement of Innisfree as proxy solicitor for its Annual Meeting, which Assertio expects will be approximately $50,000 plus reasonable expenses.

The Assertio Board's Recommendations

        The Assertio board of directors recommends that you vote "FOR" each of the proposals and each director nominee.

        For additional information about the Assertio Annual Meeting, see "General Questions and Answers for Assertio and Zyla Stockholders" beginning on page 5 this Joint Proxy Statement/Prospectus and "Questions and Answers for Assertio Stockholders" beginning on page 7.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine director nominees named below. All of the nominees named below are presently directors of Assertio.

        Each nominee, other than David Wheadon, was elected to his or her present term by Assertio stockholders at the 2019 Annual Meeting of Stockholders. Dr. Wheadon was appointed to the Assertio board of directors (the "Assertio Board") on September 28, 2019. James P. Fogarty and James L. Tyree were initially appointed to the Assertio Board pursuant to an Agreement dated October 17, 2016 with Starboard Value LP and certain of its affiliates (Starboard). William T. McKee was initially appointed to the Assertio Board pursuant to a Cooperation and Support Agreement dated March 28, 2017 with Starboard.

        The present term of each of the directors continues until the Assertio Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or unwilling to serve as a director or for good cause will not serve at the time of the Assertio Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Assertio Board to fill the vacancy (to the extent permitted under the SEC rules) or the Board may choose to decrease the size of the Assertio Board. The Assertio Board has no reason to believe that any of the persons named below who are nominees for election at the Assertio Annual Meeting will be unable or unwilling to serve as a director if elected. If the Merger is consummated, then the following six director nominees are expected to continue to serve as directors of Assertio Holdings: Arthur Higgins, as the non-executive chairman of the board, Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree, and David E. Wheadon. As discussed in Chapter 1, Zyla will have three designees serving on the Board of Assertio Holdings, commencing as of the Effective Time.

        Subject to the foregoing, the term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

        Assertio's Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

        There are no family relationships among any of Assertio's directors or executive officers.

        The name of and certain other information regarding each director nominee is set forth in the table below.

Name	Age	Principal Occupation	Director Since
James P. Fogarty	51	Chief Executive Officer, Fullbeauty Brands Inc.	2016
Karen A. Dawes	68	President, Knowledgeable Decisions, LLC	2008
James J. Galeota, Jr.	53	President and Chief Executive Officer, Inheris Biopharma, Inc.	2019
Arthur J. Higgins	64	President and Chief Executive Officer, Assertio Therapeutics, Inc.	2017
Heather L. Mason	59	Retired Executive Vice President, Abbott Nutrition	2019
William T. McKee	58	Chief Executive Officer, MBJC Associates, LLC	2017
Peter D. Staple	68	Retired Chief Executive Officer, Corium, Inc.	2003
James L. Tyree	67	Managing Partner, Tyree & D'Angelo Partners	2016
David E. Wheadon	62	Retired Senior Vice President, Global Regulatory Affairs, Patient Safety and Quality Assurance, AstraZeneca plc	2019

        If the Merger is consummated, Assertio Holdings is expected to have a board of directors comprised of (a) Arthur Higgins, as the non-executive chairman of the board, Heather L. Mason,

William T. McKee, Peter D. Staple, James L. Tyree, David E. Wheadon, each as an Assertio designee and (b) Todd N. Smith, Timothy P. Walbert, as the lead independent director of the board of directors, and Andrea Heslin Smiley, each as a Zyla designee. The aforementioned board of directors will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq.

        James P. Fogarty has served as a director Assertio since October 2016 and as Chairman of the Board since March 2017. Since June 2019, Mr. Fogarty has served as Chief Executive Officer and Director of Fullbeauty Brands Inc., an online apparel company. From November 2011 to July 2015 Mr. Fogarty served as Chief Executive Officer and a director of Orchard Brands, a retail company. From 2009 until November 2010, Mr. Fogarty was President, Chief Executive Officer and Director of Charming Shoppes Inc. Prior to that he was Managing Director of Alvarez & Marsal, an independent global professional services firm, and from August 1994 served as President and Chief Operating Officer of Lehman Brothers. Prior to that he was President and CEO of American Italian Pasta Company, Chief Financial Officer of Levi Strauss & Co. and served as Senior Vice President and Chief Financial Officer of the Warnaco Group. Mr. Fogarty currently serves as a director, chairman of the compensation committee and member of the finance committee of Darden Restaurants, Inc. From 2011 through 2014 Mr. Fogarty served as a director of Regis Corporation. Mr. Fogarty is also a National Association of Corporate Directors Governance Fellow. The Board considered Mr. Fogarty's experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Corporate Management; Strategic Transactions; Business Planning; and Board and Board committee experience. Mr. Fogarty holds a B.A. from Williams College and an M.B.A. from the Leonard Stern School of Business at New York University.

        Karen A. Dawes has served as a director of Assertio since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing, for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations, for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to Assertio and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as the chair of the board and chair of the nominating and corporate governance committee of Repligen Corporation, a publicly-held bioprocess company. She also serves as a member of the board and a member of the compensation and nominating and corporate governance committees of Medicines 360, Inc.; and member of the board, chair of the compensation and member of the audit committees of Medicenna Therapeutics Corp., a publicly-held immu-oncology company. Ms. Dawes holds an M.B.A. from Harvard University and a B.A. and M.A. from Simmons College.

        James J. Galeota, Jr. has served as a director of Assertio since March 2019. Since May 2019, Mr. Galeota has served as President and Chief Executive Officer of Inheris Biopharma, Inc., a wholly-owned subsidiary of Nektar Therapeutics, a publicly-traded pharmaceutical company. Mr. Galeota served as the President and Chief Operating Officer of G&W Laboratories, Inc. from 2016 to 2019. From 1988 to 2016, Mr. Galeota served in many diverse positions at Merck & Co., Inc., where he served most recently as Chief Strategy and Business Development Officer and President, Emerging Businesses. From 2011 to 2014, he served as President, Hospital and Specialty Care at Merck, and from 2009 to 2011, he served as Senior Vice President of Global Human Health Strategy and Business

Development. Mr. Galeota started his career in Merck's commercial organization, where he held various U.S. and global leadership positions and led numerous brands and key product launches across a variety of therapeutic areas. The Board considered Mr. Galeota's experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; Business Development; Financial Expertise; and Commercial Strategy. Mr. Galeota currently serves as a director of Melinta Therapeutics, Inc., a publicly-held pharmaceutical company. Mr. Galeota holds a B.S. in biology from Villanova University and is a graduate of Harvard Business School's Advanced Management Program.

        Arthur J. Higgins has served as President, Chief Executive Officer and a director of Assertio since March 2017. Since 2010, he has served as a Senior Advisor to Blackstone Healthcare Partners, the dedicated healthcare team of The Blackstone Group, where he focused on product-based healthcare acquisitions. Prior to joining The Blackstone Group in 2010, Mr. Higgins served as Chair of the Board Management of Bayer HealthCare AG., a developer and manufacturer of human and animal health care products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon, Mr. Higgins spent 14 years at Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the Board of Directors of the Pharmaceutical Research Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Association (IFPMA) and President of the European Federation of Pharmaceutical Industries and Associations (EFPIA). The Board considered Mr. Higgins' experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Corporate Management; Commercial Strategy; Corporate Strategy; Corporate Leadership; and Board experience. Mr. Higgins is a director and member of the compensation committee and the safety, health and environment committee of Ecolab, Inc. He is also a director, chair of the compensation and management development committee and member of the quality, regulatory and technology committee of Zimmer Biomet Holdings, Inc. Mr. Higgins holds a B.S. from Strathclyde University, Scotland.

        Heather L. Mason has served as a director of Assertio since February 2019. Ms. Mason is a former senior executive of Abbott Laboratories, having retired as Executive Vice President of Abbott Nutrition in October 2017, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott's U.S. pharmaceutical business, including oversight of Abbott's specialty pharmaceuticals, its diabetes/metabolics and oncology franchises and managed healthcare. Ms. Mason also served as Vice President, International Marketing, and Vice President, Latin American Operations, in Abbott's international pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. The Board considered Ms. Mason's experience and expertise within the following areas relevant to Assertio and its business in concluding that she should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; and Corporate Leadership. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and an M.B.A. from the University of Chicago.

        William T. McKee has served as a director of Assertio since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr

prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPAs, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. He also serves as a member of the board and chair of the audit committee of audit committee of Aileron Therapeutics, Inc., a publicly-held biopharmaceutical company. The Board considered Mr. McKee's experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management, Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.S. from the University of Notre Dame.

        Peter D. Staple has served as a director of Assertio since November 2003. Mr. Staple has served as President and Chief Executive Officer and a director of Corium, Inc., a biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs from March 2008 to April 2019, and currently serves as a member of the Corium, Inc., Board of directors. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

        James L. Tyree has served as a director of Assertio since October 2016. Since 2014 Mr. Tyree has served as co-founder and managing partner of Tyree & D'Angelo Partners, a private equity investment firm. Prior to founding Tyree & D'Angelo Partners, Mr. Tyree was President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories focused on investments in early stage pharmaceuticals and biologics. Prior to that, Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group, Business Development and Divisional Vice President and General Manger, Japan. Prior to rejoining Abbott in 1997, Mr. Tyree was the President of SUGEN, Inc. and held management positions in Bristol-Myers Squibb, Pfizer, and Abbott. Mr. Tyree serves as a director and chairman of the compensation committee of ChemoCentryx, Inc. The Board considered Mr. Tyree's experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Healthcare Acquisitions Corporate Management; Commercial Operations; Commercial Strategy; and Board and Board committee experience. Mr. Tyree holds a B.S. and an M.B.A. from Indiana University.

        David. E. Wheadon has served as a director of the Company since October 2019 and recently retired as the Chief Regulatory Officer forAstraZeneca plc, a role he held from December 2014 to July 2019. From May 2013 to December 2014, Dr. Wheadon served as Executive Vice President, Research and Advocacy at Juvenile Diabetes Research Foundation (JDRF). From January 2009 to May 2013, Dr. Wheadon served as Senior Vice President, Scientific and Regulatory Affairs and as a member of the Management Committee of the Pharmaceutical Research and Manufacturers of America (PhRMA). Prior to his joining PhRMA, Dr. Wheadon held senior regulatory and clinical development leader roles at Abbott Laboratories and GlaxoSmithKline plc. Dr. Wheadon began his career as a clinical research physician in neuroscience at Eli Lilly & Company. Throughout his career, Dr. Wheadon has been a global drug development and health policy innovator and leader. The Board considered Dr. Wheadon's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; Medical, Regulatory and Clinical Strategy; Government Affairs and Policy; and Healthcare Delivery. David is a member of the American Academy of Pharmaceutical Physicians and the American Psychiatric Association. Dr. Wheadon holds an A.B. from Harvard College and an M.D. from Johns Hopkins University School of Medicine. He did his postgraduate training in Psychiatry at the Tufts, New England Medical Center.

 CORPORATE GOVERNANCE

Board and Board Committees

Board and Committee Meetings and Annual Meetings Attendance

        Assertio's Corporate Governance Guidelines provide that its directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each then current director attended the 2019 Annual Meeting of Stockholders in person. The Assertio Board met eight times during fiscal year 2019. In addition, the Audit Committee met six times, the Compensation Committee met six times, the Nominating and Corporate Governance Committee met five times and the Opioid Matter Oversight Committee met seven times. During fiscal year 2019, each then current member of the Assertio Board attended 75% or more of each of (i) the total number of Assertio Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        Assertio's Corporate Governance Guidelines require that at least two-thirds of the Assertio Board be independent directors, as defined under the rules of Nasdaq. The Board has determined that each of Mmes. Dawes and Mason, Dr. Wheadon and Messrs. Fogarty, Galeota, McKee, Staple and Tyree is "independent" under the rules of Nasdaq. In addition, Louis J. Lavigne Jr., who retired from the Assertio Board at the 2019 Annual Meeting of Stockholders, was independent during the time he served on the Assertio Board in 2019. The Assertio Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements of Nasdaq rules and SEC rules and regulations.

Board Leadership Structure

        Assertio's Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Assertio Board should be separate and that the Chairman of the Assertio Board should be an independent director. The Assertio Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for Assertio because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, while the Chairman of the Assertio Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Fogarty, an independent non-employee director, serves as the Chairman of the Assertio Board and Mr. Higgins serves as a director and Assertio's President and Chief Executive Officer. Following the consummation of the Merger, it is expected that Mr. Higgins will serve in the capacity of non-executive Chairman of Assertio Holdings. Given that Mr. Higgins will not be deemed independent at that time (as defined by the independence rules of Nasdaq), the Board of Assertio Holdings will also appoint an independent Lead Indepenendent Director. The Corporate Governance Guidelines adopted by the Assertio Board are posted on Assertio's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents."

The Assertio Board's Role in Risk Oversight

        The Assertio Board oversees the establishment and maintenance of Assertio's risk management processes. The Assertio Board's role in Assertio's risk oversight process includes receiving regular updates from members of senior management on areas of material risk to Assertio, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal and compliance, information management and technology, environmental, social and governance matters and strategic and reputational matters. The full Assertio Board (or the appropriate Committee in the case of risks that are under the purview of a particular

Committee) receives these updates to enable it to understand Assertio's risk profile and Assertio's risk identification, risk management and risk mitigation strategies. When a Committee receives the update, the Chairman of the relevant Committee provides an update on the discussion to the full Assertio Board at the next board meeting. This enables the Assertio Board and its Committees to coordinate the risk oversight role.

        The Assertio Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Assertio Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, enterprise risk management, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management Assertio's policies and practices regarding information management policies and procedures, information systems and related infrastructure and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to Assertio's financial reporting and accounting processes. The Compensation Committee assists the Assertio Board in fulfilling its oversight responsibilities with respect to the management of risks relating to Assertio's compensation plans, program and policies, benefit plans, succession planning and corporate culture, as well as oversight of other risks associated with the Compensation Committee's responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Assertio Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including director and officer insurance, corporate governance, director succession planning, insider trading, reputational risk, political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics. The Opioid Matter Oversight Committee assists the Assertio Board in fulfilling its oversight responsibilities with respect to the management of risk exposures and risk management in connection with Assertio's historical commercialization of opioid drugs and governmental investigations, litigation or other proceedings that may relate thereto.

Board Committees

        The Assertio Board has established four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee; and an Opioid Matter Oversight Committee. Charters for Assertio's Audit, Compensation, Nominating and Corporate Governance and Opioid Matter Oversight Committees are posted on Assertio's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents."

        The members of each committee are appointed by the Assertio Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committees meet the requirements for independence under the applicable SEC rules and the listing standards of Nasdaq applicable to each such committee.

The table below indicates the current composition of each committee and the audit committee members determined by the Assertio Board to be "audit committee financial experts."

Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	William T. McKee	Karen A. Dawes	William T. McKee
Heather L. Mason
Peter D. Staple
Compensation	James L. Tyree	James J. Galeota, Jr. Heather L. Mason	—
William T. McKee
Nominating and Corporate Governance	Peter D. Staple	Karen A. Dawes James J. Galeota, Jr.	—
James L. Tyree David E. Wheadon
Opioid Matter Oversight	Peter D. Staple	Karen A. Dawes	—
James P. Fogarty
William T. McKee
David E. Wheadon

        Audit Committee.    The Audit Committee has sole responsibility for appointing and terminating Assertio's independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:

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  the qualifications and independence of Assertio's independent registered public accounting firm and internal auditing function;

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  financial statements and related disclosure matters;

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  internal audit, internal controls and corporate risk management;

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  investment policies, and tax planning and strategies;

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  finance organization and operations;

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  information technology and information management security, and related policies and practices;

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  compliance and related party transactions; and

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  other related matters.

        Compensation Committee.    The Compensation Committee assists the Assertio Board in its oversight responsibilities to stockholders, specifically with respect to:

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  evaluating the performance of Assertio against corporate goals and objectives relevant to executive management compensation approved by the Assertio Board;

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  in consultation with the Chairman of the Assertio Board, evaluating the CEO's performance in light of corporate goals and objectives and any individual goals and objectives;

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  evaluating the performance of members of executive management (other than the CEO) in light of the CEO's evaluation of their performance and the corporate and individual goals and objectives;

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  recommending to the Assertio Board for approval CEO compensation based on the Compensation Committee's evaluation;

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  reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee's evaluation;

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  executive compensation disclosure, including by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Assertio Board regarding whether to include the CD&A in Assertio's proxy statement and/or Annual Report on Form 10-K;

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  overseeing, reviewing and approving inclusion of a compensation committee report in Assertio's proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations;

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  compensation and benefit plans;

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  non-employee director compensation (including by reviewing periodically, and recommending to the Assertio Board for approval, the form and amount of compensation of non-employee directors of the Assertio Board for their service); and

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  risk oversight associated with the foregoing.

        Nominating and Corporate Governance Committee.    The primary responsibilities of the Nominating and Corporate Governance Committee are:

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  identifying individuals qualified to become Assertio Board members, consistent with criteria approved by the Assertio Board, and selecting, or recommending that the Assertio Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Assertio Board, recommending an individual to fill such vacancy;

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  reviewing and recommending to the Assertio Board the appropriate organizational and board leadership structure;

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  reviewing the adequacy of Assertio's corporate governance principles on a regular basis;

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  developing and recommending to the Assertio Board a set of corporate governance guidelines applicable to Assertio;

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  overseeing the Assertio Board's self-evaluation process, and providing the Assertio Board advice regarding board succession;

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  recommending to the Assertio Board membership for each Assertio Board committee and any changes to the Assertio Board's committee structure as it deems advisable; and

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  providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, insider trading, and reputational risk to the extent such risk arises from these topics.

        Opioid Matter Oversight Committee.    The primary responsibilities of the Opioid Matter Oversight Committee are:

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  discussing with management and reporting to the Assertio Board on risk exposures and risk management issues related to the opioid matters overseen by the Committee, including management's risk monitoring and mitigation activities; and

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  reviewing and making recommendations to the Assertio Board regarding corporate disclosures relating to opioid matters.

Director Nominations

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Assertio Board.

Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.

        Assertio's Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with Assertio's Bylaws, describes in detail the process Assertio uses to fill vacancies and add new members to the Assertio Board. The Protocol is available at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents," as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Assertio Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of Assertio's stockholders. Director candidates should be committed to Assertio's core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support Assertio's core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Assertio Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Assertio Board should represent an appropriate/relevant mix of skills, industry experience, backgrounds, ages and diversity (inclusive of race, gender and ethnicity). Typically, Assertio Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for Assertio. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

        As part of the Nominating and Corporate Governance Committee's goal of building a diverse board, the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. The Nominating and Corporate Governance Committee assesses its effectiveness in achieving this goal as part of its annual assessment of the composition of the Assertio Board.

        In evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Assertio Board. The Assertio Board also performs an annual self-evaluation, through which the members of the Assertio Board assess the Assertio Board's performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Assertio Board for an extended period of time. Assertio also will consider the candidate's independence under applicable Nasdaq listing standards and Assertio's Corporate Governance Guidelines.

        The Nominating and Corporate Governance Committee will identify potential candidates to recommend to the full Board and a search firm may be engaged to identify additional candidates and assist with initial screening. If the Nominating and Corporate Governance Committee engages any such search firm, in furtherance of Assertio's goals set forth under above, the Nominating and Corporate Governance Committee will request that the search firm actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool of potential candidates presented to the Nominating and Corporate Governance Committee. The Nominating and Governance Committee and the Chairman of the Assertio Board will perform the initial screening and review the credentials of all candidates to identify whom they feel are best qualified to serve. The Chairman of the Nominating and Governance Committee, working with the Chairman of the Assertio Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Corporate Governance Committee will review all available information concerning the candidates' qualifications and, in conjunction with the Chairman of the Assertio Board, will identify the candidate(s) they feel are best qualified to serve on Assertio's Board. The members of the Nominating and Governance Committee, the CEO, and the Chairman of the Assertio Board (or the Chairman of the Assertio Board's delegate from the Assertio Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Assertio Board. Following the meeting, the Assertio Board member participants and the Chairman of the Assertio Board will make a recommendation concerning the candidate to the Nominating and Governance Committee, which will consider whether to recommend the candidate to the full Board for election.

        Director Candidates Recommended by Stockholders.    The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. Stockholders who wish to propose candidates for consideration by the Nominating and Corporate Governance Committee should follow the same procedures for nominating directors described under "—Stockholder Proposals" below. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder nominating the candidate to provide additional information at any time, and may conduct its own investigation of a candidate's background, as the Nominating and Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.

        Nominees to the Assertio Board for the Assertio Annual Meeting.    The nominees for the Assertio Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Assertio Board. Each of the nominees listed in this Joint Proxy Statement/Prospectus is a current director who was elected at Assertio's 2019 Annual Meeting of Stockholders, except for Dr. Wheadon. Dr. Wheadon was recommended to the Nominating and Corporate Governance Committee by a third-party search firm and was appointed as a director by the Assertio board of directors in September 2019.

Communications with Directors

        Assertio believes that communication between the Assertio Board, stockholders and other interested stakeholders is an important part of Assertio's corporate governance process. To this end, the Assertio Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents" and that provide a process for stockholders to send communications to the Assertio Board, any individual director or the nonmanagement directors as a group, through the Chairman. Communications may be sent in writing or by email to: James P. Fogarty, Chairman of the Board, Assertio Therapeutics, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.

        The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Assertio Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, "filter out" any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The

Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.

Compensation Committee Interlocks and Insider Participation

        Ms. Mason and Messrs. Galeota, Lavigne, McKee, Staple and Tyree served as members of Assertio's Compensation Committee during 2019. None of the members of the Compensation Committee who served on the Compensation Committee during 2019 is, or has ever been, an officer or employee of Assertio or any of its subsidiaries. None of these directors had any relationship requiring disclosure by Assertio under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee who served on the Compensation Committee during 2019 and any member of any other Assertio's board of directors or compensation committee.

Code of Ethics

        The Assertio Board has adopted a Code of Business Conduct and Ethics (Code of Ethics) that applies to all of Assertio's employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on Assertio's website at www.assertiotx.com under the caption "Investors—Corporate Governance—Documents" and any amendments to or waivers of the Code of Ethics will be posted to such website. Assertio intends to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

Environmental, Social and Governance Matters

        As a pharmaceutical company, Assertio has identified the following environmental, social and governance matters, by category, as among the most important to Assertio's business.

  Environmental

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  Assertio is committed to identifying and managing any environmental risks applicable to its business.

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  Assertio has policies related to the proper handling of materials and chemicals.

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  Assertio values its natural resources and seeks to work with contractors who are aligned with these values.

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  Assertio's product quality team oversees product safety, quality and compliance.

  Social

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  Assertio encourages diversity and inclusiveness in its workforce.

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  Assertio seeks to employ talented individuals as employees and develop them to their fullest potential.

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  Assertio seeks to offer its employees highly competitive compensation and benefit packages to retain them for the long term.

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  Assertio offers wellness programs that focus on the health, safety and welfare of its employees, including an injury and illness prevention plan.

  Governance

  •
  Assertio is committed to maintaining a strong corporate governance program that it believes reflects best practices. The Assertio Board's Corporate Governance Guidelines (posted on Assertio's website at www.assertiotx.com) address, among other matters, the Assertio Board's composition and structure, responsibilities, retirement policy, meeting procedures, its role in leadership development and general committee matters.

  •
  Assertio is committed to building a diverse Assertio Board and actively seeks out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which board nominees are chosen.

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  Assertio requires its employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and its customers, suppliers and competitors fairly, honestly and with integrity.

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  Assertio provides regular training to its employees that supports their ability to act responsibly in compliance with applicable laws and standards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Assertio Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2019, Assertio did not engage, and does currently not propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of Assertio's directors or executive officers, any holder of more than 5% of any class of Assertio's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to Assertio in any amount in excess of $120,000 at any time.

EXECUTIVE OFFICERS

        Assertio's executive officers are set forth in the table below. Biographical information for Mr. Higgins is set forth above under "Board of Directors and Director Nominees."

Name	Age	Position
Arthur J. Higgins	64	President and Chief Executive Officer
Daniel A. Peisert	45	Senior Vice President and Chief Financial Officer
Stanley Bukofzer	64	Senior Vice President and Chief Scientific and Technical Officer

        Daniel A. Peisert has served as Assertio's Senior Vice President and Chief Financial Officer since December 2018. Mr. Peisert previously served as Assertio's Senior Vice President, Business Development from August 2018 to November 2018 and Assertio's Vice President, Business Development from September 2017 to August 2018. Prior to Assertio, from October 2016 to September 2017, Mr. Peisert served as Vice President, US Legacy Pharmaceuticals for Concordia International Corp., an international specialty pharmaceutical company, where he had full P&L responsibility for the business unit. Prior to this, from March 2014 to October 2016, he was Vice President, Business Development for Concordia and was responsible for executing on the strategic M&A plan. From February 2012 to February 2014, Mr. Peisert served as a Research Analyst for Cupps Capital and from 2012 to 2013 he served as a Member of the Board of Directors and Secretary of SureGene LLC. From 2008 to 2012, Mr. Peisert was Director of Finance and Business Development for Marathon Pharmaceuticals, LLC a privately held specialty pharmaceutical company. Prior to entering the pharmaceutical industry, he was a healthcare equity analyst and portfolio manager for Magnetar Capital and UBS O'Connor and began his career as an auditor for PricewaterhouseCoopers. Mr. Peisert holds a B.S. in Business with an emphasis on Accounting from the University of Minnesota.

        Stanley Bukofzer has served as Assertio's Senior Vice President and Chief Scientific and Technical Officer since December 1, 2018, prior to which he served as Assertio's Senior Vice President, Chief Medical and Scientific Officer since April 2018. He brings over 20 years of medical and scientific executive leadership experience to this role. Prior to Assertio, from January 2016 to April 2018, Dr. Bukofzer served as Chief Medical Officer at Ocera Therapeutics, Inc., a clinical stage biopharmaceutical company focused on acute and chronic orphan liver diseases. Prior to this, from 2012 to 2015 Dr. Bukofzer served as Chief Medical Officer of Hospira, Inc., where he oversaw the strategic direction and technical leadership of the Medical function across Assertio's global device and pharmaceutical businesses. Prior to this, from 2007 to 2012 he held the role of Vice President of Scientific and Medical Affairs at Astellas Pharma where he executed initiatives across the seven therapeutic areas of anti-infectives, dermatology, hematology, oncology, immunology, cardiovascular, and transplant. Prior to joining Astellas, over an 11-year span, Dr. Bukofzer held positions of increased responsibilities at Abbott Laboratories most recently serving as Division Vice President and Head of Global Medical Affairs where he oversaw the life cycle management for Abbott's international brand and product lines responsible for over $2 billion in annual sales. At Abbott he also served as Global

Venture Head of Infectious Diseases, Medical Director of Clinical Development of Abbott International, Associate Director of U.S. Clinical Research and Medical Director of Africa and South Africa. Prior to entering the pharmaceutical industry, Dr. Bukofzer spent 15 years in academic medicine and private practice. Dr. Bukofzer received his MBBCh and MMed degrees from the University of Witwatersrand in South Africa with accreditations in internal medicine, gastroenterology, and hepatology.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") outlines Assertio's 2019 executive compensation philosophy and objectives, describes the elements of Assertio's executive compensation program, and explains how the Compensation Committee (the "Committee") of the Board of Directors (the "Board") arrived at its compensation decisions for Assertio's 2019 named executive officers ("NEOs") listed below:

Current NEOs/Executive Officers	Title
Arthur J. Higgins	President and Chief Executive Officer ("CEO")
Daniel A. Peisert	Senior Vice President and Chief Financial Officer ("CFO")
Stanley Bukofzer	Senior Vice President and Chief Scientific and Technical Officer

Executive Summary

2019 Key Business Events

        During fiscal 2019, Assertio was focused on its continued transformation into a leading diversified specialty pharmaceutical company that was heavily dependent upon generating cash flow and deleveraging its balance sheet. Management and the Assertio Board believed that de-leveraging the balance sheet would best position Assertio for future sustainable value creation and as a result was a focus of Assertio's management team along with generating meaningful adjusted EBTIDA and trying to drive growth in its Neurology product sales. Assertio's pursuit of these goals was met with the following challenges: (1) significant spending on legal costs to satisfy ongoing government investigations around opioid product sales, (2) continued uncertainty around potential opioid litigation that severely impacted Assertio's share price and willingness of lenders to offer refinancing proposals, (3) heightened retention concerns arising from these uncertainties, (4) significant debt obligations that compromised business development deals and (5) increasing regulatory requirements and negative market sentiment impacting the long-term value potential of certain key products like NUCYNTA and Gralise.

        Despite substantial challenges, Assertio notes the following key events for fiscal 2019:

  •
  Delivered $138.4 million non-GAAP adjusted EBITDA for fiscal 2019, exceeding previously raised 2019 guidance of $124 to $129 million.

  •
  Delivered $108.1 million Neurology Franchise Net Sales in Full-Year 2019, exceeding previous 2019 guidance of $102 million to $105 million.

  •
  Assertio reversed a prior-year trend and grew total prescriptions in highly competitive markets by 4 percent for CAMBIA and 17 percent for Zipsor versus a decline of 3 percent and 24 percent for the full-year 2018, respectively.

  •
  Although the FDA accepted the Assertio's NDA filing for an injectable formulation of Cosyntropin in February 2019, a CRL received in October 2019 ultimately rejected the proposed application.

  •
  As an outcome of the Management team's focus in 2019 on deleveraging Assertio's balance sheet, Assertio completed the following:

  •
  Completed scheduled principal repayments of $120.0 million in 2019.

  •
  Amended its Senior Secured Credit Facility in January 2019, replacing the previous fixed adjusted EBITDA covenant with a trailing 12-month debt-to-adjusted EBITDA ratio that declines over time. The amendment gave Assertio greater flexibility to continue to pay down debt and invest in the core business, including potential business development transactions.

  •
  Completed a partial debt refinancing in August 2019 by entering into separate, privately negotiated exchange agreements with a limited number of holders of its Convertible Notes. Pursuant to the Exchange Agreements, Assertio exchanged approximately a $200.0 million aggregate principal amount of 2021 Notes for a combination of (a) $120.0 million of its 5.00% Convertible Senior Notes due on August 15, 2024 (2024 Notes), (b) $30.0 million in cash plus accrued but unpaid interest on the 2021 Notes, and (c) the issuance of 15.8 million shares of Assertio's common stock.

  •
  Negotiation and structuring of complex transactions that culminated in the divestiture of the NUCYNTA® Franchise and Gralise® in early 2020 at a base purchase price of $502.5 million; immediately generating $437 million in cash proceeds and allowing the repayment of Assertio's Senior Debt in early 2020. Divestitures allow for greater focus on Assertio's growth products, Cambia® and Zipsor®, further strengthen its balance sheet and increase its flexibility for future business development opportunities.

  What Guides Assertio's Program

Executive Compensation Philosophy

        Assertio strives to align executive compensation with business results and stockholder interests. In this spirit, Assertio offers a competitive compensation program that allows its NEOs to share in its financial success when they deliver performance that helps achieve short- and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for Assertio's NEOs is calibrated to the market median of a blend of its peer group (as defined below) and size-appropriate survey data from the life sciences industry. Certain executives may be above or below the market median depending on their individual experience level and the value of their role to the organization. In addition, the majority of compensation for all NEOs is in the form of variable compensation and therefore earned compensation can be above or below target depending on Assertio and individual performance.

        Delivering on Assertio's strategic goals and positioning Assertio for long-term growth in stockholder value require a strong focus on attracting and retaining a talented senior management team. To that end, Assertio's executive compensation program is grounded in the following principles:

Attraction and Retention	Enable Assertio to attract highly talented people with exceptional leadership capabilities and retain high-caliber talent.
Competitiveness

Provide total compensation opportunities levels that are competitive with those being offered to individuals holding comparable positions at other companies with which Assertio competes for business and leadership talent.

Stockholder Alignment

Deliver majority of compensation through pay elements that are designed to create long-term value for its stockholders through the use of time and performance-vested long-term instruments, as well as foster a culture of ownership.

Pay for Performance	Ensure a significant portion of an executive's total compensation is variable ("at risk") and dependent upon the attainment of certain specific and measurable business performance objectives.

        These principles will be re-evaluated as new information becomes available regarding the spread of COVID-19 and its impact on Assertio's employees and operations. Other proactive steps also are being taken to carefully manage cash and quickly and prudently respond to the rapidly changing circumstances.

Compensation Elements

        Assertio's compensation philosophy is supported by the following principal pay elements:

Element	Primary Objectives
Base Salary (Cash)	• Attract and retain high-performing and experienced individuals
• Provide steady source of income
Annual Bonus (Cash)	• Motivate executives to achieve challenging short-term performance goals
• Align with annual corporate financial objectives and individual objectives
Long-Term Incentives (RSUs and PSUs)	• Align executives' interests with those of stockholders by using both time-vested and performance-vested equity vehicles
• Align with long-term business strategy
• Retain executive talent through multi-year vesting schedules
• Motivate sustainable performance that creates long-term value for stockholders

        The following charts illustrate that a majority of NEO annual Target Total Direct Compensation ("TDC") is variable and performance-based.

Compensation Governance Practices and Policies

        The Compensation Committee has adopted the following practices and policies reflecting what it believes to be a best practices approach to executive compensation.

What Assertio Does	What Assertio Does Not
☑ Heavy emphasis on variable compensation	☒ No employment agreements
☑ Majority of compensation delivered in long-term incentives	☒ No "single trigger" change-in-control cash payments or equity acceleration
☑ Capped incentive opportunities and one-year minimum vesting on all equity awards	☒ No tax gross-ups
☑ Stock ownership guidelines for executives and non-employee directors	☒ No equity compensation plans with evergreen provisions
☑ Incentive Repayment (Clawback) Policy	☒ No option backdating or repricing without stockholder approval
☑ Independent compensation consultant	☒ No short-selling, hedging or pledging
☑ Annual risk assessments and Say on Pay vote	☒ No special perquisites or executive pensions

The Decision-Making Process

        The Compensation Committee oversees the executive compensation program for Assertio's NEOs. The Committee works closely with its independent consultant and management to examine the effectiveness of Assertio's executive compensation program throughout the year.

        The Role of the Committee.    The Compensation Committee ensures that the executive compensation program supports Assertio's business goals and aligns with stockholder interests. The

Compensation Committee annually reviews NEO compensation and approves (other than the CEO) levels by considering various factors, including:

  •
  The relative importance of each NEO's role and responsibilities

  •
  How the NEO has performed relative to these roles and responsibilities

  •
  Compensation practices of Peer Group companies

  •
  Overall company performance

  •
  Succession considerations

With respect to the CEO's compensation and program structure, the Committee makes a recommendation to the full Board for approval.

        The Role of Management.    Assertio's CEO makes recommendations to the Compensation Committee regarding compensation for the executive officers other than himself. No member of management participates in discussions with the Compensation Committee regarding his or her own compensation.

        The Role of the Independent Consultant.    The Compensation Committee retained Pearl Meyer & Partners, LLC ("Pearl Meyer"), a compensation consulting firm, to assist Assertio in evaluating the elements and levels of its executive compensation, including base salaries, annual cash incentive awards and equity-based incentives for its executive officers. Pearl Meyer was determined to be independent from management and their respective work has not raised any conflicts of interest. As in past years, Assertio's independent compensation consultant reports directly to the Compensation Committee and the Compensation Committee has the sole authority to approve the independent consultant's compensation and may terminate the relationship at any time.

        During 2019, Pearl Meyer advised the Committee on a variety of topics, including the formation of a compensation peer group and competitive market assessment, the review of Assertio's executive and non-employee director compensation philosophy and the structure of short- and long-term incentive programs, and assisted with its compensation risk assessment.

        Peer Group.    The Compensation Committee believes it is important to understand current trends in compensation practices and pay levels for companies that are comparable to Assertio. Together with its independent consultant and with input from management, the Compensation Committee developed a compensation Peer Group of 15 companies as reference for 2019 pay actions. To select Assertio's peer group, Pearl Meyer reviewed industry-specific companies and focused on comparable revenue, market capitalization, EBITDA performance and margin. Companies were removed from the current peer group that was significantly larger than Assertio and/or did not reflect a similar business profile. Companies selected for the forward-looking peer group generally have revenues of 1/4x to 3x and an enterprise value of 1/5x to 4x of Assertio. At the time of selection, Assertio was positioned between the 50th and 75th percentiles on revenue, at the 40th percentile on enterprise value and within the top quartile on EBITDA and EBITDA margin performance of the selected peers. Additionally, of particular interest in selecting peers was incorporating companies within the specialty pharmaceutical area of the industry. The listing below reflects Assertio's peer group used to establish pay levels for 2019:

Acorda Therapeutics	ANI Pharmaceuticals	Halozyme Therapeutics
ADVANZ PHARMA Corp	Aquestive Therapeutics	Innoviva
Akorn	BioDelivery Sciences International	Ironwood Pharmaceuticals
AMAG Pharmaceuticals	Collegium Pharmaceutical	Pacira Pharmaceuticals
Amphastar Pharmaceuticals	Eagle Pharmaceuticals	Supernus Pharmaceuticals

        The Compensation Committee does not rely solely on data from the Peer Group in establishing compensation levels and practices. Among other factors, as highlighted above and detailed below, the Compensation Committee considers industry-specific survey compensation data based on companies of similar size to Assertio.

2019 Executive Compensation Program in Detail

Base Salary

        Base salary is the only fixed component of NEO cash compensation. An NEO's base salary is related to the individual's level of responsibility and provides him or her with a level of cash income predictability and stability with respect to a portion of his or her total compensation. The Compensation Committee believes that base salaries for executives should reflect competitive levels of pay and factors unique to each executive such as experience and breadth of responsibilities, performance, individual skill set, time in the role and internal pay parity. Base salaries are reviewed annually or at other times when appropriate (i.e., promotions, changes in job scope and/or responsibilities, etc.) and may be increased from time to time pursuant to such review. In 2019, Mr. Peisert's base salary was increased from $390,000 to $410,000 to better align with market comparators. Both Mr. Higgins and Mr. Bukofzer's base salaries remain unchanged. The following table reflects the base salaries of Assertio's NEOs as of December 31, 2019.

Named Executive Officer	Base Salary as of December 31, 2018	Base Salary as of December 31, 2019	% Increase
Arthur J. Higgins, President & CEO	$800,000	$800,000	—%
Daniel A. Peisert, SVP & CFO	$390,000	$410,000	5%
Stanley Bukofzer, SVP & Chief Scientific and Technical Officer	$500,016	$500,016	—%

Annual Cash Bonus Opportunity

        To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under Assertio's annual bonus plan, based on the achievement of the financial goals for Assertio and each executive's individual business process goals.

        A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO's promotion or performance. The table below shows the 2019 target annual cash bonus opportunities, which remained unchanged from 2018, for each of the NEOs.

NEO	Target Bonus Opportunity (as a % of Salary)
Arthur J. Higgins	100%
Daniel A. Peisert	50%
Stanley Bukofzer	50%

        2019 Performance Measures.    Assertio's annual bonus plan pays out to participants based on levels of performance against corporate financial metrics (70%; split 35% Adjusted EBITDA, 25% Neurology Net Sales and 10% Debt refinancing) and individually determined business process goals (30%) reviewed by the Compensation Committee. The combination of corporate financial metrics and individual-specific business process goals ensure that Assertio has the right balance between accountability to annual corporate goals and support our business strategy transformation. To guarantee individuals have the proper line of sight, the business process goals vary depending upon the role and responsibility of the NEO. A detailed description of the 2019 performance metrics and the calculation of the actual amounts paid to each of Assertio's NEOs are provided below.

        Assertio uses Adjusted Non-GAAP EBITDA ("Adjusted EBITDA") as the primary performance measure because it provides a reliable indicator of the strength of its overall financial results. Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, as further adjusted to exclude certain non-cash, nonrecurring and other adjustment items. A schedule reconciling Adjusted EBITDA to net income is available in the Appendix to Assertio's 2019 Earnings Release filed on Form 8-K. Additionally, Assertio's focus on net sales derived from its Neurology portfolio (Gralise, Cambia and Zipsor) in support of the Growth-focused Pillar within Assertio's overall business strategy (Maintain, Grow and Build). Debt refinancing was added for 2019 as a focus point to better position Assertio for business development transactions. Performance and associated payout levels for each corporate metric are provided below:

Adjusted EBITDA (35% Weighting)			Neurology Net Sales (25% of Weighting)			Debt Refinancing (10% of Weighting)
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than $115.5M	0%	$138.4MM (200% Payout)	Less than $110.9M	0%	$108.1MM (0% Payout)	Did Not Achieve	0%	Mostly Achieved (90% Payout)
$115.5M (94% of Target)	50%		$110.9M (96% of Target)	50%
$122.4M (100% of Target)	100%		$115.8M (100% of Target)	100%		Achieve	100%
$134.0M (109% of Target)	200%		$124.1M (107% of Target)	200%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target or maximum performance levels.

        Following the completion of the fiscal year, the Compensation Committee assesses Assertio's performance relative to the corporate financial metrics, and applies a "corporate payout multiplier" based on that performance. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. Actual payout level is based on a straight-line interpolation against threshold, target and maximum performance levels for Adjusted EBITDA and Neurology Net Sales. Given Debt Refinancing was a binary metric (0% or 100%) but was partially, though significantly, achieved in August 2019, the Compensation Committee determined a payout of 90% achievement was appropriate. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 70%.

        With respect to each NEO's individually-determined business process goals (30% of overall bonus payout), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies an "individual business process payout multiplier" based on that assessment. Individually-determined business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2019, the individual metrics, by current NEO were as follows:

Current NEO	Individual Business Process Goals (30% Weighting)
Arthur J. Higgins	• Execute on Cosyntropin Depot plan
• Business development
• Business process improvements
• Organization building through transformation
• Quality assurance and supply
Daniel A. Peisert	• Business development
• Organization building through transformation
• Business process improvements in Accounting and Finance group
Stanley Bukofzer	• Execute on Cosyntropin Depot plan
• Quality assurance and supply
• Product Development

        Actual bonus payouts are then determined by calculating the weighted average performance score (combination of corporate goals and individual business process goals) by individual and applying that score to an NEO's target bonus. The following table sets forth Assertio's actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2019 bonus plan in light of these performance results.

NEO	2019 Base Salary	Target Bonus %	Corporate Payout Multiplier (70%)	Indiv. Business Process Payout Multiplier (30%)	2019 Bonus Payout (% of Target)	2019 Bonus Payout
Arthur J. Higgins	$800,000	100%	112.9%	67%	99.1%	$793,040
Daniel A. Peisert	$410,000	50%	112.9%	83.3%	104%	$213,241
Stanley Bukofzer	$500,016	50%	112.9%	67%	99.1%	$247,833

        In addition to the payments above, Mr. Peisert received a special one-time cash payment of $50,000 for his efforts in facilitating Assertio's debt refinancing.

Long-Term Equity Incentive Awards

        In 2018, Assertio implemented a new equity award plan for the Chief Executive Officer, Senior Vice Presidents and select Vice Presidents who report to the Chief Executive Officer. Under the new plan, the Compensation Committee grants performance-vesting stock units (PSUs) and time-vesting RSUs. Targeted annual grant value is split 50% PSUs and 50% RSUs to more closely align Assertio's executives to the long-term interests of its stockholders. The RSUs granted by Assertio vest in three equal installments over three years. The PSUs granted by Assertio vest in three equal installments, with performance measured based on Relative Total Stockholder Return (TSR) against the Russell 3000 Pharmaceuticals Total Return Index. Performance is measured over a one-, two- and three-year period, each accounting for one-third of the target award. In the final year of the three-year performance period, there is an ability to "catch up" on any payouts not earned in the first two tranches up to an overall maximum payout of 200%. To determine how much of the PSU portion of the annual grant will ultimately vest, the Compensation Committee adopted the following schedule:

Relative TSR Percentile	Cumulative Vested %
90th or greater	200%
75th	150%
50th	100%
25th	50%
Below 25th	0%

        The Compensation Committee determines the size of a particular equity award based on a holistic assessment of several factors, including competitive market levels, the executive's past performance and future potential, Assertio's performance relative to corporate objectives, and recent growth or decline in stockholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual grants are made is set in advance and is not coordinated with the release of information concerning Assertio's business. The target grant amounts were approved by the Compensation Committee and the number of PSUs and RSUs were determined using a 10-day average stock price preceding the date of grant. Target values for annual equity award grants made in 2019 for each NEO are shown below:

NEO	NEO Status	PSUs (50%)	RSUs (50%)
Arthur J. Higgins	Current NEO	$1,280,000	$1,280,000
Daniel A. Peisert	Current NEO	362,500	362,500
Stanley Bukofzer	Current NEO	362,500	362,500

Other Compensation Practices and Policies that Align Assertio's NEOs to Its Stockholders

Stock Ownership Policy

        To align the interests of Assertio's management and directors with those of its stockholders, the Board of Directors concluded that Assertio NEOs and non-employee directors should have a significant financial stake in Assertio's stock. To further that goal, Assertio implemented stock ownership guidelines (the "Guidelines") in 2017. The NEOs will be required to hold a specific level of equity ownership as outlined below:

        Executives:    The Guidelines apply to the NEOs in two tiers. The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive's annual base salary rate of January 1st of the year are as follows:

Tier	Covered Executives	Multiple of Salary
Tier One	Chief Executive Officer	4x Salary
Tier Two	Other NEOs	2x Salary

        The shares counted toward these ownership requirements include shares owned outright, unvested restricted stock and vested performance stock units.

        Non-Employee Directors:    Assertio's directors are required to maintain a stock ownership level that is equal to three times their annual Board cash retainers.

        As of January 1, 2020, all of Assertio's NEOs and all non-employee directors were in compliance with achieving the Guidelines within the aforementioned time frame. However, as a result of the substantial decline in the market value of our common stock associated with recent events, including the impact of the novel coronavirus (COVID-19), ownership value has declined as of the date of this filing. Both NEOs and non-employee directors have the later of five years from commencement of their service or December 31, 2021 to meet their respective guidelines.

Clawback Policy

        Under Assertio's clawback policy, its Board of Directors reasonably determines there has been a material restatement due to material noncompliance with financial reporting requirements under the securities laws; the Board will review all incentive payments that were made to executive officers and all equity awards granted to executive officers on the basis of having met or exceeded specified performance targets in payments or awards made during the three (3) full fiscal years prior to the filing of the Current Report on Form 8-K or other SEC filing announcing the restatement. If such payments and/or awards would have been lower had they been calculated based on such restated results, the Board will, to the extent permitted by governing law, seek to recoup for the benefit of Assertio such payments to and/or equity awards held by executive officers who are found personally responsible for the material restatement, as reasonably determined by the Board, by requiring such executive officers to pay such amount(s) to Assertio, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.

        In addition, in the event that the Board reasonably determines that an executive officer (i) has materially violated Assertio's Code of Conduct by directing, participating or engaging in corrupt business practices, including fraud, resulting or likely to result in substantial and material damage to Assertio or its subsidiaries or (ii) engaged in misconduct in the performance of the executive officer's duties to Assertio resulting or likely to result in the creation or perpetuation of a hostile work environment, the Board may, to the extent permitted by governing law, seek to recoup for the benefit of Assertio all incentive payments that were made to the executive officer and all equity awards granted to the executive officer (1) after the date on which such conduct occurred or commenced or (2) within the twelve (12) months preceding such date, in each case, by requiring such executive officer to pay such amount(s) to Assertio, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.

        For fiscal 2019, the Board determined it did not require any recoupment of any incentive payments or equity compensation.

Insider Trading Policy

        Assertio's Insider Trading Policy covers all Company officers, employees, directors and designated consultants. All trading transactions are required to be precleared by Assertio's General Counsel. Specifically, Assertio's policy prohibits the following:

  •
  Speculative trading such as short sales, "sale against the box" or any equivalent transactions

  •
  Hedging transactions such as "cashless" collars, forward sales, equity swaps and other similar instruments

  •
  Pledging shares

  •
  Purchasing stock "on margin"

  •
  Trading during blackout periods

Other Benefits

        Executive officers are eligible to participate in all of Assertio's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance "and a 401(k) plan" or "and 401(k) plans", in each case on substantially the same basis as other employees, subject to applicable law. Assertio also provides vacation and other paid holidays to all employees, including executive officers, all of which Assertio believes to be comparable to those provided at peer companies.

Risk Management and Mitigation of Compensation Policies and Practices

        The Compensation Committee has reviewed Assertio's incentive compensation programs, discussed the concept of risk as it relates to its compensation program, considered various mitigating factors, and reviewed these items with its independent consultant, Pearl Meyer. In addition, Assertio's Compensation Committee asked Pearl Meyer to conduct an independent risk assessment of its executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe Assertio's compensation program creates risks that are reasonably likely to have a material adverse effect on its business.

        For the foregoing reasons, the Compensation Committee has concluded that the programs by which Assertio's executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize its executives to act in a manner that prudently manages enterprise risk.

Severance and Transition Agreements

        Severance and transition arrangements entered into with Assertio's executive officers are described under "Potential Payments upon Termination or Change in Control."

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Company management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Joint Proxy Statement/Prospectus and incorporated by reference into Assertio's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Submitted by the Compensation Committee of the Board of Directors: James L. Tyree, Chair James J. Galeota, Jr. Heather L. Mason William T. McKee

Notwithstanding anything to the contrary set forth in any of Assertio's filings under the Securities Act or Exchange Act that might incorporate future filings, including this Joint Proxy Statement/Prospectus, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning compensation earned for services rendered to Assertio by each of its named executive officers for fiscal years 2019, 2018 and 2017, as applicable, as determined in accordance with applicable SEC rules.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Arthur J. Higgins	2019	800,000	3,267,209	—	793,040	9,120		4,869,369
President and Chief	2018	800,000	3,159,936	—	754,752	69,339		4,784,027
Executive Officer	2017	612,308	2,349,994	1,748,923	—	55,312		4,766,537
Daniel A. Peisert(1)	2019	406,667	925,291	—	213,241	63,890	(6)	1,609,089
Senior Vice President and Chief Financial Officer	2018	319,167	498,246	—	114,722	23,263		955,398
Stanley Bukofzer(2)	2019	500,016	925,291	—	247,833	14,120		1,687,260
Senior Vice President and Chief Scientific and Technical Officer	2018	375,012	1,556,773	—	260,873	6,054		2,198,712

(1)
Mr. Peisert commenced his role as Senior Vice President and Chief Financial Officer on December 1, 2018. Amounts paid to Mr. Peisert in this table reflect compensation paid to Mr. Peisert throughout 2018 in his previous roles as Vice President Business Development until August 2018 and as Senior Vice President, Business Development from August 2018 through November 2018.

(2)
Mr. Bukofzer commenced employment with Assertio on April 2, 2018.

(3)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options, restricted stock units and performance unit awards determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. The assumptions made in the valuation reflected in these columns are set forth in the following notes to Assertio's Consolidated Financial Statements:

For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2019	December 31, 2019	March 10, 2020	12
2018	December 31, 2018	March 11, 2019	13
2017	December 31, 2017	March 1, 2018	11

  Assertio first granted performance unit awards during 2018. For these awards, Assertio assumed that these awards would pay out at the targeted number of shares, and the grant date fair values set forth in the Stock Awards column for the applicable Named Executive Officer reflects this assumption. Assuming maximum performance is achieved, the grant date value of the performance unit awards would be as follows:

	Value of Performance Unit Awards at Target	Value of Performance Unit Awards Assuming Maximum Performance
Arthur J. Higgins	$2,007,668	$4,015,336
Daniel A. Peisert	$568,582	$1,137,164
Stanley Bukofzer	$568,582	$1,137,164

(4)
Reflects amounts paid to each named executive officer pursuant to Assertio's annual cash bonus plan (as further described under "Compensation Discussion and Analysis"), which pays out to participants based on levels of performance against corporate financial metrics and individually determined business process goals.

(5)
For Mr. Higgins, amounts reflect Company 401(k) match and life insurance premiums. For Mr. Peisert, amounts reflect Company 401(k) match, executive physical and life insurance premiums. For Dr. Bukofzer, amounts reflect Company 401(k) match, health care reimbursement and life insurance premiums. Assertio provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(6)
Includes a special one-time cash payment for Mr. Peisert's efforts in facilitating Assertio's debt refinancing.

GRANTS OF PLAN-BASED AWARDS

        The following table sets forth information regarding grants of stock awards made to the named executive officers during fiscal year 2019 and potential fiscal year 2019 target payouts under Assertio's Annual Bonus Plan.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards— Target ($)(1)	Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Units (#)
								Grant Date Fair Value of Stock Awards ($)(2)
Name	Grant Date	Award Type		Threshold (#)	Target (#)	Maximum (#)
Arthur J. Higgins	—	Annual Incentive	800,000	—	—	—	—	—
	2/12/2019	RSUs (time-vested)	—	—	—	—	292,237	1,259,541
	2/12/2019	Performance Shares	—	146,119	292,237	584,474	—	2,007,668
Daniel A. Peisert	—	Annual Incentive	205,000		—	—	—	—
	2/12/2019	RSUs (time-vested)	—	—	—	—	82,763	356,709
	2/12/2019	Performance Shares	—	41,382	82,763	165,526	—	568,582
Stanley Bukofzer	—	Annual Incentive	250,000	—	—	—	—	—
	2/12/2019	RSUs (time-vested)	—	—	—	—	82,763	356,709
	2/12/2019	Performance Shares	—	41,382	82,763	165,526	—	568,582

(1)
This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2019 under Assertio's Annual Bonus Plan based on achievement of 100% target amount. There are no thresholds or maximum bonus amounts for each individual officer established under Assertio's Annual Bonus Plan. Actual amounts paid in March 2020 are based on the Compensation Committee's review of corporate performance and individual achievements under Assertio's Annual Bonus Plan for fiscal year 2019 and have been reported above in the "Summary Compensation Table."

(2)
The amounts shown represent the grant date fair value of the relevant award determined in accordance with FASB ASC Topic 718. For awards subject to performance-based conditions, the grant date fair values set forth above are calculated based on target achievement. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 to Assertio's Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2019.

DESCRIPTION OF PLAN-BASED AWARDS

        A description of each of the annual bonus awards and stock-based awards granted to the named executive officers in 2019 is included in the Compensation Discussion and Analysis set forth above.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2019.

							Stock Awards
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
			Option Awards					Market Value of Restricted Stock Units That Have Not Vested ($)(2)
							Number of Restricted Stock Units That Have Not Vested (#)
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date
Arthur J. Higgins	Stock Option(3)	3/31/2017	217,170	98,714	12.55	3/31/2027	—	—	—	—
	RSU(4)	3/31/2017	—	—	—	—	34,860	43,575	—	—
	RSU(5)	12/14/2017	—	—	—	—	73,529	91,911	—	—
	RSU(6)	2/6/2018	—	—	—	—	124,800	156,000	—	—
	Performance Unit Award(7)	2/6/2018	—	—	—	—	38,064	47,580	124,800	156,000
	RSU(8)	2/12/2019	—	—	—	—	292,237	365,296
	Performance Unit Award(9)	2/12/2019	—	—	—	—	—	—	292,237	365,296
Daniel A. Peisert	Stock Option(10)	11/8/2017	53,813	41,854	5.70	11/8/2027	—	—	—	—
	RSU(11)	11/8/2017	—	—	—	—	23,245	29,056	—	—
	RSU(6)	2/6/2018	—	—	—	—	13,400	16,750	—	—
	RSU(12)	9/24/2018	—	—	—	—	3,628	4,535	—	—
	RSU(13)	12/1/2018	—	—	—	—	16,716	20,895	—	—
	Performance Unit Award(7)	2/6/2018	—	—	—	—	4,087	5,109	13,400	16,750
	RSU(8)	2/12/2019	—	—	—	—	82,763	103,454
	Performance Unit Award(9)	2/12/2019	—	—	—	—	—	—	82,763	103,454
Stanley Bukofzer	RSU (14)	4/2/2018	—	—	—	—	65,954	82,443	—	—
	Performance Unit Award(7)	4/2/2018	—	—	—	—	18,570	23,213	60,883	76,104
	RSU(8)	2/12/2019	—	—	—	—	82,763	103,454
	Performance Unit Award(9)	2/12/2019	—	—	—	—	—	—	82,763	103,454

(1)
A detailed description of the terms of these awards is set forth in the Compensation Discussion and Analysis, above.

(2)
The values shown are based on $1.25 per share, which was the closing price of Assertio's Common Stock on December 31, 2019.

(3)
This stock option vests over four years, with the first 12.5% vesting six months from the grant date, and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(4)
25% of this RSU award vests on each of December 1, 2017, 2018, 2019 and 2020, assuming continued employment through the applicable vesting date.

(5)
This RSU award will vest in full on December 5, 2020, assuming continued employment through the applicable vesting date.

(6)
One-third of this RSU award vests on each of February 6, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(7)
The number and value of performance shares shown represents the number and value of shares that became fixed for (i) the 2018 performance period at 61% of target based on performance achieved for 2018 and (ii) the target number and value of shares that could become fixed based on target performance criteria being met for 2019 and 2020.

(8)
One-third of this RSU award vests on each of February 12, 2020, 2021 and 2022, assuming continued employment through the applicable vesting date.

(9)
The number and value of performance unit awards shown represent the target number and value of shares that could become fixed based on target performance criteria being met for the relevant measurement period. As of December 31, 2019, no measurement date had occurred with regard to these performance unit awards.

(10)
This stock option vests over four years, with the first 25% exercisable on September 18, 2018 and the balance to become exercisable in 36 equal monthly installments thereafter, vesting in full on September 18, 2021.

(11)
25% of this RSU award vests on each of September 18, 2018, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(12)
One-third of this RSU award vests on each of August 15, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(13)
One-third of this RSU award vests on each of December 1, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(14)
This RSU award vests 27.78% on April 2, 2019, 27.78% on April 2, 2020 and 44.44% on April 2, 2021, assuming continued employment through the applicable vesting date.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by Assertio's named executive officers during the fiscal year ended December 31, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Arthur J. Higgins	—	—	97,260	306,046
Daniel A. Peisert	—	—	28,496	54,748
Stanley Bukofzer	—	—	25,370	130,909

(1)
Represents the excess of the market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.

(2)
The value shown is the number of restricted stock units times the market price of Assertio's common stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        In August 2019, Assertio's Board of Directors approved an amendment to the Management Continuity Agreements previously entered into with each of its executive officers (Amended Management Continuity Agreement). The Amended Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer's unvested Company equity awards; (ii) a lump sum severance payment equal to three times (if the officer is the chief executive officer) or one and a half times (if the officer is not the chief executive officer) the base salary that the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to three times (if such officer is the chief executive officer) or equal to one and a half times (if the officer is not the chief executive officer) such officer's annual bonus target for Assertio's fiscal year in which the termination occurs; (iv) continuation of payment by Assertio of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 36-month period (if the officer is the chief executive officer) or 18-month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        In addition, the Amended Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months of such officer's unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary that the officer was receiving immediately prior to the involuntary termination; (iii) continuation of payment by Assertio of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (iv) up to three months of outplacement services not to exceed $5,000 per month.

        The executive officer is not entitled to receive a "gross-up" payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against Assertio.

        The following tables set forth potential payments to Assertio's named executive officers employed as of December 31, 2019 under the Amended Management Continuity Agreement.

Potential Payments—Involuntary Termination Following a Change of Control

        The following table sets forth potential payments to Assertio's named executive officers employed as of December 31, 2019 under the Amended Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2019.

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance and Other Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins	2,400,000	(2)	2,400,000	(3)	15,000	(4)	704,363
Daniel A. Peisert	615,000	(5)	307,500	(6)	54,077	(7)	179,799
Stanley Bukofzer	750,024	(5)	375,000	(6)	15,000	(7)	209,108

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2019.

(2)
The amount reported equals three times such officer's base salary.

(3)
The amount reported equals three times such officer's annual bonus target for Assertio's fiscal year in which the termination occurs.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 36 months and up to three months of outplacement services.

(5)
The amount reported equals such officer's one-and-a-half times such officer's annual base salary.

(6)
The amount reported equals one and a half times such officer's annual bonus target for Assertio's fiscal year in which the termination occurs.

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months and up to three months of outplacement services.

Potential Payments—Involuntary Termination

        The following table sets forth potential payments to Assertio's named executive officers employed as of December 31, 2019 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2019.

Name	Severance Payments ($)		Health Insurance and Other Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins	1,200,000	(2)	15,000	(3)	183,066
Daniel A. Peisert	410,000	(4)	41,051	(5)	—
Stanley Bukofzer	500,016	(4)	15,000	(5)	—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2019.

(2)
The amount reported represents total severance payments over 18 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months and up to three months of outplacement services.

(4)
The amount reported represents total severance payments over 12 months.

(5)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months and up to three months of outplacement services.

Higgins Transition Agreement

        On March 16, 2020, Assertio entered into a Transition Agreement (the "Transition Agreement") with Mr. Higgins. The Transition Agreement will become effective as of the Effective Time and, at such time, Mr. Higgins will immediately cease to serve as a full-time employee and President and Chief Executive Officer of Assertio. He will commence his engagement as Non-Executive Chairman of the Board of Assertio Holdings and will serve in such a role until the 2022 Annual Meeting of the Stockholders of Assertio Holdings, unless Mr. Higgins' engagement with Assertio Holdings is terminated earlier (such period of service, the "Service Term").

        On the closing date of the Merger, Mr. Higgins will receive from Assertio a cash payment in the amount of $400,000. This payment will be subject to Mr. Higgins continuing his service as President and Chief Executive Officer of Assertio through the closing date of the Merger and Mr. Higgins' execution and non-revocation of a release of claims against Assertio and its affiliates (the "Release").

        During the Service Term, Mr. Higgins will be eligible to receive the following compensation, subject to his continued engagement as Non-Executive Chairman of the Board of Assertio Holdings: (i) an annual cash retainer in the amount of $95,000, (ii) a grant of restricted stock units ("RSUs") on the date of each Annual Meeting of Stockholders of Assertio or Assertio Holdings (as applicable) held in calendar years 2020 and 2021 (the "Director Equity Awards") with each award having a grant-date value of $190,000 (based on the fair market value of the shares of the Common Stock of Assertio Holdings covered by such award) and being eligible to vest on the first anniversary on the date of grant, (iii) a lump sum severance payment in the amount of $1,200,000 (subject to Mr. Higgins' execution and non-revocation of the Release) and (iv) a prorated bonus for 2020 in an amount of up to $400,000, subject to Mr. Higgins' achievement of corporate and personal goals determined by the Compensation Committee of the Board of Assertio in consultation with Mr. Higgins.

        The terms of the Transition Agreement also address the treatment of the Director Equity Awards and the outstanding equity awards held by Mr. Higgins under Assertio's existing equity-based compensation plan and any other awards to be issued under such plan through the closing date of the Merger (the "Existing Awards" and, together with the Director Equity Awards, the "Executive Awards"). Specifically, the Transition Agreement provides for the following: (i) subject to Mr. Higgins' continued service as Non-Executive Chairman of the Board of Assertio Holdings through the 2022

Annual Meeting of the Stockholders of Assertio Holdings, (A) the Executive Awards will continue to vest in accordance with their applicable vesting schedules through the date of such meeting and (B) Mr. Higgins will be credited with an additional twelve (12) months of service for purposes of determining the vesting of his Existing Awards and (ii) if Mr. Higgins is not reelected to serve as a member of the Board of Assertio Holdings at the 2021 Annual Meeting of the Stockholders of Assertio Holdings, Mr. Higgins will be credited with an additional twelve (12) months of service for purposes of determining the vesting of his Existing Awards. However, in the event that (i) the Board of Assertio Holdings terminates Mr. Higgins' engagement without Cause (as defined in the Transition Agreement), then the Executive Awards will continue to vest in accordance with their applicable vesting schedules through the 2023 Annual Meeting of the Stockholders of Assertio Holdings or (ii) the Board of Assertio Holdings terminates Mr. Higgins' engagement for Cause (as defined in the Transition Agreement) or Mr. Higgins resigns voluntarily, then the unvested Executive Awards will be forfeited in exchange for no consideration.

        Commencing on the closing date of the Merger, Assertio Holdings will provide Mr. Higgins with the full cost of health insurance benefits provided to him (as well as his spouse and dependents) immediately prior to the closing date of the Merger pursuant to COBRA (or other applicable law) through the earlier of eighteen (18) months after the closing date of the Merger or the date that Mr. Higgins is no longer eligible for COBRA or other benefits under applicable law. This payment will be subject to Mr. Higgins continuing his service as President and Chief Executive Officer of Assertio through the closing date of the Merger and his execution and non-revocation of the Release.

        In the event that the Merger Agreement is terminated for any reason or the Merger does not occur, the Transition Agreement will automatically terminate and become null and void.

DIRECTOR COMPENSATION

        The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, approved in February 2019, enables Assertio to attract and retain high-quality directors, provide them with compensation at a level that is consistent with Assertio compensation objectives and encourage their ownership of Assertio's Common Stock to further align their interests with those of its stockholders. Assertio's non-employee director compensation program includes cash compensation and equity grants in the form of RSUs as described below. Assertio use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and reviews its program annually with the assistance of its compensation consultant.

Cash Compensation

        In 2019, non-employee directors received an annual cash retainer of $55,000 under Assertio's Director Compensation Policy. Assertio's non-employee chairman of the Board received an additional $40,000 annual retainer. Additional annual cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2019:

Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
Opioid Matter Oversight	$15,000	$6,000
Special Committees	n/a	$6,000

Restricted Stock Units

        In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director received, on the date of the 2019 Annual Meeting of Stockholders, an award of restricted stock units having a value of $190,000 based on the Fair Market Value (as defined in the 2014 Plan) of Assertio common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made. Ms. Mason and Messrs. Galeota and Wheadon, each newly appointed after January 1, received upon appointment an award of restricted stock units having a value of $190,000 based on the Fair Market Value (as defined in the 2014 Plan) of Assertio's common stock as of the date of grant that vest in three equal installments on the first three anniversaries of their respective appointments.

Deferral of Director Compensation

        Assertio's non-employee directors may elect to defer their annual compensation for service on Assertio's board of directors. Each non-employee director may elect to defer 0%, 50% or 100% of his or her annual cash retainer fees (excluding any cash retainer fees payable for service as a chair or member of a committee) and of his or her annual equity award. Any deferred cash retainer fees will become payable, in cash with interest accrued based upon the average applicable federal interest rates as quoted by the Wall Street Journal for the period of time the award was deferred, upon cessation of such director's service on the board. If a deferral election is made with respect to an equity award, then the shares of Assertio Common Stock that become vested pursuant to such award will not be settled and delivered to such director until the cessation of such director's service on the board.

Director Compensation

        The following table summarizes non-employee director compensation during fiscal year 2019. Mr. Higgins did not receive equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, Mr. Higgins in fiscal year 2019 in his capacity as Assertio's President and Chief Executive Officer are reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Total ($)
Karen A. Dawes	77,390		190,000	$267,390
James J. Galeota, Jr.	51,624		190,000	$241,624
James P. Fogarty	107,000		190,000	$297,000
Louis J. Lavigne, Jr.	30,769		—	$30,769
Heather L. Mason	69,588		190,000	$259,588
William T. McKee	100,593		190,000	$290,593
Peter D. Staple	95,742	(3)	190,000	$285,742
James L. Tyree	80,648		190,000	$270,648
David E. Wheadon	16,750		190,000	$206,750

(1)
Consists of the amounts described above under "Cash Compensation" for 2019, including annual cash retainers, committee chair retainers and committee member retainers, including any retainer fees deferred pursuant to Assertio's non-employee directors' deferral program. As mentioned above, Mr. Lavigne retired from the Board on May 7, 2019.

(2)
Amounts shown represent the grant date fair value of restricted stock unit awards granted in fiscal year 2019 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 12 to Assertio's

  Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2019.

  The following table sets forth the aggregate number of outstanding options and restricted stock units held by each non-employee director as of December 31, 2019.

Name	Options	Restricted Stock Units
Karen A. Dawes	100,378	39,584
James J. Galeota	—	37,475
James P. Fogarty	18,485	39,584
Heather L. Mason	—	43,182
William T. McKee	26,829	39,584
Peter D. Staple	100,378	39,584
James L. Tyree	18,485	39,584
David E. Wheadon	—	145,038
(3)
Includes deferred compensation that will accrue interest over the deferral period in accordance with Assertio's deferred compensation plan for board members.

CEO PAY RATIO

        In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, Assertio determined the ratio of the annual total compensation of Mr. Higgins relative to the annual total compensation of Assertio's median employee.

        For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO's and median employee's annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table.

        To determine the annual total compensation of its median employee, Assertio examined the 2019 annualized base salaries (or hourly rate multiplied by expected annual work schedule for hourly employees), plus actual incentive bonus earned for 2019 (paid in 2020) and the accounting value of equity awards for all individuals, excluding its Chief Executive Officer, who were employed by Assertio as of December 31, 2019. In accordance with Item 402(u) and instructions thereto, Assertio included all full-time and part-time employees.

        After applying the methodology described above, Assertio's median employee compensation using the Summary Compensation Table requirements was $171,288. Assertio's CEO's total compensation, using the Summary Compensation Table requirements, was $4,869,369. Therefore, Assertio's CEO to median employee pay ratio is approximately 28:1.

        The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on Assertio's internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth certain information regarding securities authorized for issuance under Assertio's equity incentive plans as of December 31, 2019. Assertio's equity incentive plans as of December 31, 2019 include the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), a copy of which is attached as Annex G to this Joint Proxy Statement/Prospectus, the 2004 Employee Stock Purchase Plan (the ESPP), a copy of which is attached as Annex H to this Joint Proxy Statement/Prospectus, and the Second Amended and Restated 2004 Equity Incentive Plan (2004 Plan). During 2019, Assertio also issued inducement awards to certain employees in connection with their entry into employment with Assertio in accordance with Nasdaq Listing Rule 5635(c)(4).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	5,941,132	(1)	$11.43	(3)	7,366,864	(4)
Equity compensation plans not approved by security holders	486,520	(2)	—		—	(5)

	6,427,652		$11.43	(3)	7,366,864

(1)
Number of securities includes (a) 1,523,251 options with a weighted-average remaining life of 4.97 years, (b) 2,632,843 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid, (c) 1,785,038 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid and (d) 0 shares of common stock issued under the current ESPP performance period.

(2)
Number of securities includes the following inducement awards: (a) 303,872 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid and (b) 182,648 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid.

(3)
The calculation of weighted average exercise price includes only outstanding stock options.

(4)
Number of securities includes (a) 7,233,105 shares available for issuance under the 2014 Plan and (b) 133,759 shares available for issuance under the ESPP Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

(5)
There were no inducement shares to be issued as of December 31, 2019.

        The RSUs and performance unit awards granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient's entry into employment with Assertio in accordance with Nasdaq Listing Rule 5635(c)(4). These inducement awards are subject to such employee's continued service relationship with Assertio, the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The RSUs vest on an annual basis over three years beginning on the anniversary of each individual's applicable employment commencement date. The PSUs vest in equal installments over three years, measured over the first 12, 24 and 36 months of the performance period, based on the relative total stockholder return of Assertio's common stock against the Russell 3000 Pharmaceuticals Total Return Index over the period. The number of PSUs earned may range from 0% to 200% of the target amount. As stated above, there are no inducement grants to be issued as of December 31, 2019.

 AUDIT-RELATED MATTERS

Audit Committee Report

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Assertio and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in Assertio's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2019 with Assertio's management and the independent registered public accounting firm;

  •
  discussed with Ernst & Young LLP, Assertio's independent registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

  •
  received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

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  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in Assertio's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE William T. McKee, Chair Karen A. Dawes Heather L. Mason Peter D. Staple

Fees Paid to Independent Registered Public Accounting Firm

        Set forth below are the aggregate fees for audit and other services provided by Ernst & Young LLP (E&Y) for the years ended December 31, 2019 and 2018. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of E&Y.

        Audit Fees.    Aggregate fees for audit services provided by E&Y totaled approximately $1,611,678 for 2019, including fees associated with the annual audit of Assertio's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Aggregate fees for audit services provided by E&Y in 2018 were $2,124,794.

        Tax Fees.    Tax fees for tax services provided by E&Y were $0 and $20,000 for 2019 and 2018, respectively.

        All Other Fees.    There were no other services provided by E&Y for 2019 and 2018 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the fees described above under "Fees Paid to Independent Registered Public Accounting Firm."

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

ASSERTIO PROPOSALS

ASSERTIO PROPOSAL 1—APPROVAL OF THE ISSUANCE OF SHARES IN THE MERGER

        For summary and detailed information regarding the proposal to approve the issuance of shares of Assertio Holdings Common Stock in the Merger, see "Chapter I—The Merger."

THE ASSERTIO BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF ASSERTIO HOLDINGS COMMON STOCK IN THE MERGER.

 ASSERTIO PROPOSAL 2—ELECTION OF DIRECTORS

        At the Assertio Annual Meeting, stockholders will vote on the election of nine directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. At the Effective Time, James P. Fogarty, Karen A. Dawes and James J. Galeota, Jr. will resign from the board of Assertio Therapeutics and Assertio Holdings. Thereafter, the board of Assertio Holdings will have nine members and will initially consist of Arthur Higgins, Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree, David E. Wheadon, plus three directors designated by Zyla, each of which will serve until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

        The Assertio Board has unanimously nominated James P. Fogarty, Karen A. Dawes, James J. Galeota, Jr., Arthur J. Higgins, Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree and David E. Wheadon for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Assertio Board (to the extent permitted by the SEC rules) or the Board may choose to decrease the size of the Assertio Board. The proxies being solicited will be voted for no more than nine nominees at the Annual Meeting.

        The directors will be elected by a vote of the holders of shares having a majority of the voting power of the shares represented and voting at the Assertio Annual Meeting assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). Stockholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE NOMINEES FOR DIRECTOR.

 ASSERTIO PROPOSAL 3—APPROVAL TO INCREASING IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

        Assertio's Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), a copy of which is attached as Annex G to this Joint Proxy Statement/Prospectus provides for the issuance of long-term incentive compensation, including equity-based awards, to its eligible employees, consultants and non-employee directors. As of March 31, 2020, 1,462,514 shares remained available for issuance under the 2014 Plan. At the effective time of the Assertio Reorganization, the 2014 Plan, as amended, will be assumed by Assertio Holdings and the shares authorized for issuance by Assertio Holdings shall be the number of shares authorized for issuance by Assertio Therapeutics immediately prior to the Assertio Reorganization. References to the 2014 Plan shall mean, prior to the Assertio Reorganization, the Amended and Restated 2014 Omnibus Incentive Plan of Assertio Therapeutics, and after the Assertio Reorganization, the Amended and Restated 2014 Omnibus Incentive Plan of Assertio Holdings. If the proposal to issue stock in connection with the Merger (Proposal 1) is not approved, the proposal to increase the number of shares available under Assertio's Amended and Restated 2014 Omnibus Incentive Plan will be automatically withdrawn.

        Assertio is seeking stockholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 13,000,000 shares. This increase of 13,000,000 shares represents approximately 10.8% of Assertio's post-Merger outstanding shares of common stock (roughly 120 million shares) as of March 31, 2020, had the Merger occurred prior to such date. In addition, Assertio is also revising the fungible share ratio in the 2014 Plan to provide that shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units will count against the aggregate share reserve authorized under the 2014 Plan as 1.25 shares for every one share granted pursuant to such awards.

The Importance of the Proposed Increase in Shares

        The 2014 Equity Plan Requires Additional Shares to Meet Assertio's Anticipated Equity Compensation Needs.

  •
  Assertio's 2019 request for shares was intended to be sufficient to cover grants for two years. However, since that request, Assertio's share price has fallen dramatically and the remaining 1,462,514 shares will not be sufficient to cover future equity grants. If Assertio is unable to offer competitive equity awards to employees of the combined company following the Merger, this could adversely affect the growth and operation of the combined company.

  •
  Additionally, if Assertio is unable to grant competitive equity awards, it may be required to offer additional cash-based incentives to replace equity as a means of competing for or retaining talent. This in turn could further impact the ability of the combined company to achieve its financial goals.

  The 2014 Equity Plan Is Essential to Employee Engagement and Company Growth and Success.

  •
  Assertio believes that equity ownership by its employees has a direct correlation to increased employee engagement, which Assertio thinks is a key factor in achieving its future financial goals and creating stockholder value.

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  Delivering a significant portion of total compensation in the form of equity compensation is essential to Assertio's core compensation philosophy and exemplifies Assertio's commitment to increasing employee engagement by deploying compensation instruments that drive value creation and create employee owners.

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  In general, Assertio believes the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for it to obtain the quality personnel it needs to move its business forward. Assertio believes that equity awards are a long-term incentive that directly links company performance to stock performance. The increase in the share reserve of the 2014 Equity Plan will enable Assertio to continue to use equity compensation on a broad basis to help attract, retain and motivate employees and grow its business, develop new products and ultimately increase stockholder value.

        The following table sets forth certain information about the 2014 Plan and 2004 Plan:

Number of new shares being authorized	13,000,000
Number of shares available for future awards at March 31, 2020	1,462,514
Number of shares relating to outstanding stock options at March 31, 2020 (inclusive of stock options outstanding under Zyla equity plan that will convert as part of the proposed Merger)	6,788,668
Number of shares outstanding at March 31, 2020 relating to awards of unvested restricted stock units	5,811,766
Number of shares outstanding at March 31, 2020 relating to unearned awards of performance stock units	983,843
Maximum option term	10 years
Minimum option exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options as of March 31, 2020 (inclusive of converted Zyla stock options)	8.71 years
Weighted average exercise price of outstanding options as of March 31, 2020 (inclusive of converted Zyla stock options)	$3.12
Total number of shares available for future awards if this proposal is approved	14,462,514
Total common shares outstanding following Merger	119,951,434

        The foregoing table does not reflect the 133,759 shares available for issuance under the ESPP as of March 31, 2020. The potential dilution from the 13,000,000 share increase requested to be approved by stockholders is approximately 10.8% of the combined Company's common shares outstanding as of March 31, 2020, assuming all 13,000,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level in the context of Assertio's planned Merger and believes that the resulting dilution levels are on the higher end of the competitive range, but necessary for the combined company.

        Assertio manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under Assertio's equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. Assertio has calculated the burn rate under its equity Incentive Plans for the past three years, as set forth in the following table:

	Options Granted	RSU Shares Granted	PSU Shares Granted	PSU Shares Vested	Total Granted = Options+ RSUs + PSUs Granted	Total Granted = Options+ RSU + PSUs Vested	Weighted Average Number of Common Shares Outstanding	Burn Rate (incl. PSUs at Grant)	Burn Rate (incl. Vested PSUs)
Fiscal 2019	0	2,750,408	643,266	0	3,393,674	2,750,408	70,716,000	4.80%	3.89%
Fiscal 2018	75,304	1,897,661	523,187	0	2,496,152	1,972,965	63,794,000	3.91%	3.09%
Fiscal 2017	2,859,983	1,428,180	—	—	4,288,163	4,288,163	62,702,000	6.84%	6.84%

        The three-year average burn rate is 5.18% when PSUs at grant are included and 4.61% when only earned PSUs are used.

        An additional metric that Assertio uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of Assertio Common Stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, Assertio's overhang would approximate 18.9% as of March 31, 2020, and would decline as awards are exercised and/or become vested.

        When considering the number of additional shares to add to the 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 13,000,000 shares to be added to the 2014 Plan is expected to satisfy the Assertio's equity compensation needs for three years of similar levels of awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.

Promotion of Good Corporate Governance Practices

        Assertio has designed the 2014 Plan to include a number of provisions that it believes promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders' interests. These provisions include, but are not limited to, the following:

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  No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

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  No Repricing without Stockholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of Assertio's common stock, Assertio cannot, without stockholder approval, "reprice" those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

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  One-year minimum vesting provision such that awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant's death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of Common Stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

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  No Liberal Share Recycling. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by Assertio in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

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  No "single-trigger" equity vesting upon a "change in control," except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

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  No Dividends on Unvested Awards, Including on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards, including on unearned performance awards.

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  Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.25 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

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  No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

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  Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by Assertio under Assertio's clawback policy adopted November 6, 2018.

        The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this Joint Proxy Statement/Prospectus as Appendix A.

Description of the 2014 Plan

        Purpose.    The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of Assertio and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of Assertio and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of Assertio and its subsidiaries.

        Administration.    The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. Subject to the limitations of the 2014 Plan, the Compensation Committee has the power to (x) provide for the extension of the exercisability of an award or, (y) in the event of death, disability, retirement or a change in control, accelerate the vesting or exercisability of an award or otherwise amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient or (ii) consented to by the award recipient.

        The Compensation Committee supervises the 2014 Plan's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of the Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.

        The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to stockholder approval as required by the exchange upon which Assertio's Common Stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of Assertio's stockholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after the date that is the 10-year anniversary of the effective date of the plan.

        Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant's death or disability or in the event of a change in control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.

        Eligibility and Types of Awards.    All of Assertio's employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 31, 2020, approximately 129 individuals were eligible to participate in the 2014 Plan, including Assertio's executive officers and non-employee directors. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of Assertio or its subsidiaries may receive grants of incentive stock options.

        Available Shares.    Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in Assertio's capitalization, may not exceed 27,710,000 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.25 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of common stock. No further awards have been or will be granted under the Assertio's 2004 Equity Incentive Plan since the date of the original stockholder approval of the 2014 Plan.

        Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.

        Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by Assertio and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.

        Individual Limits.    No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock.

        In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan during any calendar year to any one non-employee director may not exceed $600,000.

        Adjustment.    In the event of certain corporate transactions or changes in Assertio's capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in Assertio's capitalization.

        Awards under the 2014 Plan.    The following types of awards may be granted under the 2014 Plan:

        Stock Options.    A stock option is a right to purchase the Assertio's Common Stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Assertio's Common Stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Code), which have certain tax advantages for recipients, or nonqualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.

        Stock Appreciation Rights.    The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Assertio Common Stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Assertio's Common Stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants will not pay any consideration for the common stock they receive, and thus Assertio will receive no remuneration for the shares.

        Restricted Stock.    A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.

        Restricted Stock Units.    A restricted stock unit is a notional share of the Assertio's Common Stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.

        The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.

        Performance Awards.    A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Assertio's Common Stock or other awards or property, in the discretion of the Compensation Committee.

        With respect to performance awards, the performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of Assertio's business units or Assertio as a whole, or by comparison with a peer group of companies, and must be based on one or more of the criteria set forth under the 2014 Plan, which are: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total stockholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

        Other Stock-Based Awards.    The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.

        Cash Awards.    The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.

        Dividends and Dividend Equivalents.    Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

        Termination of Employment.    The treatment of an award under the 2014 Plan upon a termination of employment or service to Assertio will be specified in the agreement controlling such award.

        Change in Control.    In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.

        In the absence of an affirmative determination by the Compensation Committee, each outstanding award, including each performance award, will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non-employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

        Assignment of Interests Prohibited.    Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.

        Restrictions.    No payment or delivery of shares of common stock may be made unless Assertio is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

        Clawback.    Any award under the 2014 Plan will be subject to recovery or clawback by Assertio under any clawback policy adopted by Assertio. A copy of Assertio's current Executive Compensation Clawback Policy is posted on Assertio's website at www.assertiotx.com.

        Tax Withholding.    Assertio has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Assertio's Common Stock previously owned by the holder of the award.

        Unfunded Plan.    The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. Assertio is not required to segregate any assets for purposes of the 2014 Plan, and none of Assertio, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. Assertio's obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on Assertio's property. None of Assertio, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and Assertio will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Assertio.

        If the recipient is not continuously employed from the date of grant until the date that is three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), Assertio generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and Assertio will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), Assertio will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    An individual will not recognize any income upon receipt of a SAR, and Assertio will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Assertio's Common Stock on the date of exercise.

        Restricted Stock.    Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. Assertio will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to Assertio (e.g., upon the participant's termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

        Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.

        Restricted Stock Units.    Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and Assertio will receive a corresponding deduction.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of Assertio is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of Assertio subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards.

        On December 22, 2017, the Tax Cuts and Jobs Act repealed the "qualified performance-based compensation" exclusion under Code Section 162(m) effective for taxable years beginning after

December 31, 2017, unless transition relief is available for written binding contracts that were in effect (and not subsequently modified) in place as of November 2, 2017. As such, compensation provided in the form of awards under the 2014 Plan to "covered employees" within the meaning of Section 162(m), as modified, will generally not be deductible by Assertio to the extent it exceeds $1,000,000 in any taxable year.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant's income. Assertio intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

New Plan Benefits

        The terms and number of options or other awards to be granted in the future under the 2014 Plan will be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to Assertio's executive officers or other eligible employees or non-employee directors cannot be determined at this time. Information about awards granted in fiscal year 2019 under the 2014 Plan to Assertio's named executive officers can be found in the table under the heading "Grants of Plan-Based Awards—2019," above. Information about awards granted in fiscal year 2019 under the 2014 Plan to Assertio's non-executive directors can be found in the table under the heading "Director Compensation," above.

        As of March 31, 2020, the closing price on Nasdaq of the common stock of Assertio was $0.65 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE 2014 PLAN.

ASSERTIO PROPOSAL 4—APPROVAL TO INCREASE IN THE NUMBER OF SHARES
AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2004 EMPLOYEE
STOCK PURCHASE PLAN

        Assertio's Amended and Restated 2004 Employee Stock Purchase Plan (the "ESPP"), a copy of which is attached as Annex H to this Joint Proxy Statement/Prospectus, provides eligible employees with the opportunity to purchase Assertio Common Stock at a discounted price. As of March 31, 2020, 133,759 shares remained available for issuance under the ESPP. At the effective time of the Assertio Reorganization, ESPP will be assumed by Assertio Holdings and the shares authorized for issuance by Assertio Holdings shall be the number of shares authorized for issuance by Assertio Therapeutics immediately prior to the Assertio Reorganization. References to the ESPP shall mean, prior to the Assertio Reorganization, the Amended and Restated 2004 Employee Stock Purchase Plan of Assertio Therapeutics, and after the Assertio Reorganization, the Amended and Restated 2004 Employee Stock Purchase Plan of Assertio Holdings. Assertio is seeking stockholder approval of a proposal to increase the number of shares available for issuance under the ESPP by 1,200,000 shares. This increase of 1,200,000 shares represents approximately 1.0% of Assertio's post-Merger outstanding shares of common stock (approximately 119,951,434 shares) as of March 31, 2020 had the Merger occurred prior to such date.

        Assertio believes that the ESPP is in the best interest of stockholders, as it enhances broad-based employee stock ownership; enables Assertio to attract, motivate and retain the best employees with a market-competitive benefit; and does so at a reasonable cost to stockholders. Assertio is proposing an increase in the number of shares authorized and reserved for issuance under the ESPP to enable it to continue providing this benefit to new and current employees. Assertio's board of directors believes that Assertio's interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide Assertio's and its subsidiaries' eligible employees with an opportunity to participate in Assertio's success by permitting them to acquire an ownership interest in Assertio through periodic payroll deductions that will be applied towards the purchase of shares of Assertio Common Stock at a discount from the market price.

        The proposed additional 1,200,000 shares being requested under this proposal represent potential dilution of approximately 1.0% as of March 31, 2020 (potential dilution for this purpose is determined by dividing the 1,200,000 additional shares by the total number of common stock outstanding as of March 31, 2020). The Board believes that this is a reasonable amount of potential dilution and generally in line with that of Assertio's peer companies.

        Assertio monitors its long-term dilution as a result of the ESPP by tracking the number of shares actually purchased and issued under the ESPP on an annual basis, expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans. Assertio's ESPP burn rate for fiscal 2019 was 0.21%.

        Based upon the typical levels of participation in the ESPP over the last several years, Assertio expects the additional 1,200,000 shares will be sufficient to cover purchases under the plan for at least the next 4 years at current stock price. In approving the increase to the share pool under the ESPP, the Board determined that reserving shares sufficient for approximately 4 years of new purchases at historical rates is in line with the practice of Assertio's peer companies.

        The following description of the ESPP is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this Joint Proxy Statement/Prospectus as Appendix B. To the extent that there is a conflict between this summary and the actual terms of the ESPP, the terms of the ESPP will govern.

Description of the Employee Stock Purchase Plan

        Purpose.    The purpose of the ESPP is to provide eligible employees of Assertio and its designated subsidiaries with a convenient means of acquiring an equity interest in Assertio through payroll deductions, to enhance such employees' sense of participation in the affairs of Assertio and its designated subsidiaries, and to provide an incentive for continued employment. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

        Amendment/Termination.    The Board may at any time amend, terminate or extend the term of the ESPP; provided, however, that (i) any such termination cannot affect options previously granted under the ESPP; (ii) no amendment may make any change in an option previously granted that would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders if such amendment would increase the number of shares under the ESPP or change the designation of the employees (or class of employees) eligible for participation in the ESPP. The ESPP will continue until the earliest to occur of (a) a termination of the ESPP by the Board (which termination may be effected by the Board at any time) or (b) issuance of all of the shares of common stock reserved for issuance under the ESPP. The Board may make amendments to the ESPP as it determines to be advisable, including changes with respect to current offering periods or purchase periods, if the continuation of the ESPP or any offering period would result in financial accounting treatment for the ESPP that is different from the financial accounting treatment in effect on the date Assertio's board of directors adopted the ESPP.

        Eligibility.    Generally, individuals are eligible to participate in the ESPP if they are employed by Assertio or any participating subsidiary for at least 20 hours per week for at least five months in any calendar year. However, no person may participate in the ESPP if, immediately after the grant of the stock purchase rights under the ESPP, such person will own stock possessing five percent or more of the total combined voting power or value of all classes of the capital stock of Assertio or any subsidiary. Further, no employee's right to purchase common stock under the ESPP may accrue at a rate that exceeds $25,000 per year and no employee may purchase more than 3,000 shares per purchase period.

        As of March 31, 2020, approximately 121 employees were eligible to participate in the ESPP.

        Administration.    The Compensation Committee of the Board administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility, subject to the limitations of Section 423 of the Code. All decisions of the Compensation Committee are final and binding on all participants.

        Number of Shares of Common Stock Available under the ESPP.    Subject to adjustment as provided below, if this proposal is approved by stockholders, a maximum of 1,333,759 shares will be available for future issuance pursuant to the ESPP. Shares issued under the ESPP may consist, in whole or part, of authorized but unissued shares or treasury shares reacquired in private transactions or open-market purchases. All shares issued under the ESPP will be counted against the maximum share limit.

        Offering Periods.    The ESPP provides for offering periods of six months commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Compensation Committee). Each offering period consists of a six-month purchase period during which participants' payroll deductions accumulate. The Compensation Committee has the power to change the duration of offering periods prior to the relevant offering period.

        Enrollment and Contributions.    Eligible employees may elect to participate in the ESPP by providing a subscription agreement to Assertio at such time as specified by the Compensation Committee. Subscription agreements will remain in effect for subsequent offering periods unless a participant withdraws or terminates further participation in the ESPP. An eligible employee may authorize a salary deduction of any whole percentage up to a maximum of fifteen percent (15%) of the employee's compensation (as defined in the ESPP). Subject to any limitations imposed by the administrator, eligible employees can increase, decrease or discontinue their deductions and corresponding participation in the ESPP for Offering Periods by filing new authorization forms (or in such other manner as permitted by the administrator). If a participant elects to discontinue payroll deductions but does not elect to withdraw his or her funds from the ESPP, funds deducted prior to such election to discontinue participation will be used to purchase shares on the last day of the Offering Period.

        Purchase of Shares.    On the last business day of each offering period, each participating employee's payroll deductions are used to purchase shares for the employee at a 15% discount from the lesser of the fair market value of a share of common stock on the first or last day of the period. Any excess payroll deductions not applied to the purchase of shares will be refunded to each participant; provided that any amount representing a fractional share will be carried forward and applied to the next offering period (unless requested otherwise by the participant pursuant to procedures established by the administrator). As of March 31, 2020, the fair market value of Assertio Common Stock was $0.65 per share. During any single year, no employee may purchase more than $25,000 of shares under the ESPP (based on market value on the applicable enrollment date(s)) or 3,000 shares in any purchase period.

        Withdrawal; Termination of Participation.    A participant may withdraw from the ESPP by signing and delivering to Assertio a written notice to that effect on a form provided for such purpose. Upon withdrawal from the ESPP, accumulated payroll deductions will be returned to the participant, without interest, and the participant's interest in the ESPP will terminate. Following a withdrawal, the participant may not resume participation in the ESPP during the same offering period but may participate in future offering periods by filing a new subscription agreement. Participation in the ESPP ends upon termination of a participant's employment for any reason, including retirement, death or the failure to remain an eligible employee of Assertio or a subsidiary. In such event, the payroll deductions credited to the participant's account will be returned without interest.

        Capital Changes.    The number and type of shares of common stock covered by each option under the ESPP that has not yet been exercised and the number and type of shares of common stock that have been authorized for issuance under the ESPP, as well as the price per share of common stock covered by each unexercised option, will be proportionately adjusted by the Compensation Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, stock dividend, combination or reclassification of Assertio's common stock or any other increase or decrease in the number of issued and outstanding shares of Assertio Common Stock effected without receipt of any consideration by Assertio.

        In the event of the proposed dissolution or liquidation of Assertio, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a change in control (as defined in the ESPP), the Board will shorten the offering period then in progress by setting a new purchase date prior to the closing date of the change in control.

        The Compensation Committee may also, if it so determines in its sole discretion, make provisions for adjusting the number of shares authorized for issuance under the ESPP, as well as the price per share of common stock covered by each outstanding option, in the event that Assertio effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, or in the event of Assertio being consolidated with or merged into any other corporation.

        Nontransferability.    Rights granted under the ESPP may not be transferred by a participant and may be exercised during a participant's lifetime only by the participant.

        New Plan Benefits.    The actual number of shares that may be purchased by any individual under the ESPP is not currently determinable because the number is determined, in part, based on future contribution elections of individual participants and the purchase price of the shares, which is not determined until the last day of each offering period.

        Aggregate Purchases under the ESPP.    The table below shows, as to each Named Executive Officer and the various indicated groups, the aggregate number of shares of Assertio Common Stock purchased under the ESPP. Non-employee directors are not eligible to participate in the ESPP. The closing price of Assertio Common Stock on December 31, 2019 was $1.25.

Name	Aggregate Number of Purchased Shares
Named Executive Officers:
Arthur J. Higgins	—
Daniel A. Peisert	2,758
Stan Bukofzer	—
All current executive officers as a group (3 persons)	2,758
All employees, excluding current executive officers	2,863,483

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to the purchase of shares under the ESPP are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as of the date hereof with respect to such purchases. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable offering period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% (or such lesser discount as the Compensation Committee may establish) of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a "disqualifying disposition"), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. Assertio generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE ESPP.

 ASSERTIO PROPOSAL 5—THE REVERSE STOCK SPLIT PROPOSAL

        The Assertio Board has unanimously approved, and recommended that Assertio's stockholders approve, an amendment (the "Certificate of Amendment") to the Assertio Therapeutics certificate of incorporation ("Charter"), to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-four (the "Reverse Stock Split"), with the final decision of whether to proceed with the Reverse Stock Split, the Reverse Stock Split Effective Time, and the exact ratio of the Reverse Stock Split to be determined by the Assertio Board, after consultation with Zyla, in its sole discretion and without further action by the stockholders. If the Certificate of Amendment is approved, the certificate of incorporation of Assertio Holdings, Inc. will include an amendment in substantially the same form as the Certificate of Amendment.

        If the stockholders approve the Reverse Stock Split, and the Assertio Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Assertio Board that will be specified in the Certificate of Amendment (the "Reverse Stock Split Effective Time"). If the Assertio Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Assertio Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

        The Reverse Stock Split will be realized simultaneously for all outstanding Assertio Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of Assertio's Common Stock and will not reduce the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding options and warrants, as described in "Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans" below.

Reasons for the Reverse Stock Split

        The principal reason for the Reverse Stock Split is to increase the per-share trading price of Assertio's Common Stock in order to help ensure a share price high enough to satisfy the $1.00-per-share minimum bid price requirement for continued listing on Nasdaq, although there can be no assurance that the trading price of Assertio Common Stock would be maintained at such level or that Assertio will be able to maintain the lifting of its Common Stock on Nasdaq.

        Assertio's stock price dropped below $1.00 on March 10, 2020 as broader markets fell in the midst of the COVID pandemic. As of April 16, 2020 (the most recent date available), Assertio's stock price had been below $1.00 for 27 trading days. Given the volatility and fluctuations in the capital markets, if Assertio share price does not appreciate prior to April 21, 2020, the Assertio Board believes Assertio's best option to meet Nasdaq's $1.00 minimum bid price requirement would be to effect the Reverse Stock Split to increase the per-share trading price of Assertio's Common Stock.

        In addition, Assertio believes that the low per-share market price of its Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of Assertio. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or Assertio's reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of Assertio's Common

Stock but also its trading liquidity. In addition, these factors may affect Assertio's ability to raise additional capital through the sale of stock.

        Further, the Assertio Board believes that a higher stock price could help Assertio attract and retain employees and other service providers. The Assertio Board believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of Assertio's market capitalization. If the Reverse Stock Split successfully increases the per-share price of Assertio's Common Stock, the Assertio Board believes this increase will enhance Assertio's ability to attract and retain employees and service providers.

        The Assertio Board hopes that the decrease in the number of shares of Assertio's outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in Assertio's Common Stock by the financial community, business development partners and the investing public, help attract and retain employees and other service providers, help raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for its stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of Assertio Common Stock begins a declining trend after the Reverse Stock Split is effected.

        The Assertio Board believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of Assertio. In determining a ratio following the receipt of stockholder adoption, the Assertio Board (or any authorized committee of the board) may consider, among other things, factors such as:

  •
  the number of shares of Common Stock outstanding;

  •
  the historical trading price and trading volume of Assertio Common Stock;

  •
  the then-prevailing trading price and trading volume of Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for Assertio's Common Stock;

  •
  the anticipated impact of a particular ratio on Assertio's ability to reduce administrative and transactional costs;

  •
  the continued listing requirements of Nasdaq; and

  •
  prevailing general market and economic conditions.

        The Assertio Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq's listing requirements or is no longer in the best interests of Assertio.

Reverse Stock Split Amendment to the Charter

        If the Reverse Stock Split is approved, Section 4.1 of ARTICLE IV of Assertio's certificate of incorporation shall be amended and restated in its entirety as follows:

  "Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 205,000,000 of which 200,000,000 shall be designated as Common Stock, par value $0.0001 per share (the "Common Stock"), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the "Preferred Stock")."

  Upon the filing of the Articles of Amendment effecting the adoption of the authorized capital set forth in the immediately preceding sentence (the "Reverse Stock Split Effective Time"), each [number between and including two and four] shares of the corporation's Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, automatically and without further action on the part of the corporation or any holder thereof, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock of the par value of $0.0001 per share, subject to the treatment of fractional share interests as described below. The reclassification of the Common Stock pursuant to the Articles of Amendment will be deemed to occur at the Reverse Stock Split Effective Time. From and after the Reverse Stock Split Effective Time, certificates representing Common Stock prior to such reclassification shall represent the number of shares of Common Stock into which such Common Stock prior to such reclassification shall have been reclassified pursuant to the Articles of Amendment. No fractional shares shall be issued upon the effectiveness of the Articles of Amendment and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Reverse Stock Split Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share, and after the transfer agent's completion of such sale, shareholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale."

Principal Effects of the Reverse Stock Split

        If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, Assertio will amend the existing provision of Section 4.1 in Article IV of its Charter in the manner set forth above.

        By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two and four, with the exact number to be determined by the Board, into one share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of Assertio and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

        As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of Assertio's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Assertio, except to the extent that the Reverse Stock Split results in any stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled "Fractional Shares" below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect Assertio's continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, Assertio's Common Stock will continue to be listed on Nasdaq, under the symbol "ASRT," although it would receive a new CUSIP number.

        Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and four, depending on the exchange ratio selected by the Board.

        The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if Assertio issues these shares, the ownership interest of holders of Assertio's Common Stock may be diluted. Assertio may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. Assertio does not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

        If the Reverse Stock Split is approved by Assertio's stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of Assertio and its stockholders, the Board, after consultation with Zyla, will determine the ratio of the reverse stock split to be implemented. The Reverse Stock Split will become effective as of the Reverse Stock Split Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Assertio Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

        Except as described below under the section titled "Fractional Shares," at the Reverse Stock Split Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share, will, automatically and without any further action on the part of Assertio stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the Reverse Stock Split Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

        No fractional shares shall be issued upon the effectiveness of the Articles of Amendment and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Reverse Stock Split Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share, and after the transfer agent's completion of such sale, shareholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Reverse Stock Split Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

        Assertio cannot predict whether the Reverse Stock Split will increase the market price for its Common Stock. Additionally, the market price of Assertio Common Stock will also be based on Assertio's performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

  •
  The market price per share of Assertio's shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or Assertio may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of Assertio's Common Stock.

  •
  Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as Assertio's financial results, market conditions and the market perception of Assertio's business, may adversely affect the interest of new investors in the shares of Assertio's Common Stock. As a result, the trading liquidity of the shares of Assertio's Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

  •
  The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of Assertio's Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of Assertio's Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of Assertio's shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for Assertio to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in Assertio's shares of Common Stock being delisted from Nasdaq.

  •
  The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Book-Entry Shares

        If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by Assertio's transfer agent (and, for beneficial owners, by their brokers or banks that hold in "street name" for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from Assertio's transfer agent that indicates the number of post-Reverse Stock Split shares of Assertio's Common Stock owned in book-entry form.

Certificated Shares

        As soon as practicable after Reverse Stock Split Effective Time, stockholders will be notified that the Reverse Stock Split has been effected. Assertio expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by Assertio or its exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans

        When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by outstanding stock options, restricted stock awards and warrants will be reduced by the applicable split ratio, while exercise or conversion price per share will be increased by the split ratio.

        In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under Assertio's equity incentive plan and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

Accounting Matters

        The Reverse Stock Split will not affect the common stock capital account on Assertio's balance sheet, subject to a minor adjustment in respect of the treatment of fractional shares. However, because the par value of Assertio's Common Stock will remain unchanged at the Reverse Stock Split Effective Time, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per-share net income or loss and net book value of Assertio's Common Stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per-share amounts in Assertio's financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

        The proposed amendment to Assertio's Charter will not affect the par value of Assertio's Common Stock, which will remain at $0.0001 per share.

No Going-Private Transaction

        Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a "going-private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

        Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Assertio with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which Assertio is aware to accumulate shares of its Common Stock or obtain control of Assertio, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of Assertio.

No Dissenters' Appraisal Rights

        Under the Delaware General Corporation Law, Assertio's stockholders are not entitled to dissenters' appraisal rights with respect to the Reverse Stock Split, and Assertio will not independently provide stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

        The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of Assertio's Common Stock. This summary addresses only such stockholders who hold their pre-Reverse Stock Split shares as capital assets and will hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, tax-exempt organizations, governmental organizations, mutual funds, brokers, regulated investment companies, real estate investment trusts, persons who hold Assertio Common Stock as part of a hedging or conversion transaction or as part of a short-sale or straddle or other integrated transaction for U.S. federal income tax purpose, certain U.S. expatriates or former long-term residents of the United States, persons who own (or are deemed to own) five percent (5%) or more of the outstanding stock of Assertio, persons whose functional currency is not the U.S. dollar, accrual-method taxpayers subject to special tax accounting rules under Section 451(b) of the Code, any person who is not a U.S. holder, S corporations, partnerships or other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes (and investors therein), persons who hold their Assertio Common Stock through tax-qualified retirement plans, persons who acquired their Assertio Common Stock pursuant to the exercise of warrants or conversion rights under convertible instruments, persons who acquired Assertio Common Stock pursuant to the exercise of compensatory options or otherwise as compensation, shareholders that exercise dissenters' rights, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split

        No gain or loss will be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in "Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares will include the holding period of the pre-Reverse Stock Split shares.

Cash in Lieu of Fractional Shares

        A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by Assertio. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the holder's holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Information Reporting and Backup Withholding

        Payment of cash in lieu of fractional shares may be subject to both backup withholding and information reporting, unless the holder provides a valid taxpayer identification number and complies with certain certification procedures or otherwise establishes an exemption from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder's U.S. federal income tax liability provided the required information is furnished to the IRS.

Share Utilization Analysis

        Under Assertio's Certificate of Incorporation, the company has 200 million shares of common stock authorized for issuance. As of the record date, there were 81,344,829 shares of Assertio common stock issued and outstanding and 50,421,631 shares of common stock issuable as follows: (i) up to 43,860,220 shares issuable pursuant to the Merger, (ii) up to 6,427,652 shares issuable pursuant to equity awards outstanding as of December 31, 2019, and (iii) up to 133,759 shares of common stock issuable pursuant to Assertio's Employee Stock Purchase Plan as of December 31, 2019.

Interests of Directors and Executive Officers

        Assertio's directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Assertio's Common Stock.

Reservation of Right to Abandon Reverse Stock Split

        Assertio reserves the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by Assertio's stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by Assertio's stockholders at the Assertio Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of Assertio's stockholders.

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of Assertio's Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to Assertio's Charter to effect the Reverse Stock Split of Assertio's Common Stock. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Reverse Stock Split.

        Holders of proxies solicited by this Joint Proxy Statement/Prospectus will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE
STOCK SPLIT PROPOSAL

ASSERTIO PROPOSAL 6—ADVISORY VOTE APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and Section 14A of the Exchange Act require that Assertio provide its stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of its named executive officers as disclosed in this Joint Proxy Statement/Prospectus in accordance with the compensation disclosure rules of the SEC (known as the "say-on-pay vote"). At the 2017 Annual Meeting, Assertio's stockholders indicated their preference that Assertio solicit a non-binding, advisory approval of the compensation of its named executive officers annually. The Assertio Board has adopted a policy that is consistent with that preference.

        The Assertio Board realizes that executive compensation is an important matter for Assertio's stockholders. Assertio's executive compensation program is described in detail in the Compensation Discussion and Analysis (CD&A) section of this Joint Proxy Statement/Prospectus. Assertio's program is designed to align the interests of executives and stockholders by providing a competitive balance of cash and equity compensation, benefits and development in order to attract and retain needed talent and create a collaborative, high-performing work environment that contributes to Assertio's overall success.

        Before you vote, Assertio urges you to read the CD&A section of this Joint Proxy Statement/Prospectus for details regarding Assertio's executive compensation program, including its executive compensation philosophy, components of executive compensation, corporate and individual performance assessments, and compensation decisions for the named executive officers for the 2019 fiscal year. The Board believes the information provided in the CD&A section demonstrates that Assertio's executive compensation program is designed appropriately and ensures management's interests are aligned with its stockholders' interests to support the creation of stockholder value.

        The say-on-pay vote is advisory, and therefore not binding on Assertio, the Compensation Committee or the Board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers. Assertio expects to hold the next say-on-pay vote at its 2021 Annual Meeting of Stockholders.

        Assertio asks its stockholders to vote on the following resolution at the Assertio Annual Meeting:

        "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative disclosures related to those tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS JOINT PROXY STATEMENT/PROSPECTUS.

 ASSERTIO PROPOSAL 7—ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS

        Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, Assertio is seeking a non-binding, advisory stockholder approval of the compensation of Assertio's named executive officers that is based on or otherwise relates to the Merger as disclosed in Chapter I under "Interests of Assertio's Executive Officers and Directors in the Merger—Quantification of Potential Payments and Benefits to Assertio's Named Executive Officers in Connection with the Merger." The proposal gives Assertio stockholders the opportunity to express their views on the Merger-related compensation of Assertio's named executive officers.

        Accordingly, Assertio is asking its stockholders to vote in favor of the adoption of the following resolution, on a non-binding, advisory basis:

  "RESOLVED, that the compensation that will or may be paid or become payable to Assertio's named executive officers, in connection with the Merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the section titled "Interests of Assertio's Executive Officers and Directors in the Merger—Quantification of Potential Payments and Benefits to Assertio's Named Executive Officers in Connection with the Merger" above are hereby APPROVED."

        The vote on the Assertio Compensation Advisory Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote against the Assertio Compensation Advisory Proposal and vice versa. If the Merger is completed, the Merger-related compensation may be paid to Assertio's named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Assertio stockholders fail to approve the Assertio Compensation Advisory Proposal.

THE ASSERTIO BOARD RECOMMENDS THAT ASSERTIO STOCKHOLDERS VOTE "FOR" THE ASSERTIO COMPENSATION ADVISORY PROPOSAL.

 ASSERTIO PROPOSAL 8—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP (E&Y), independent registered public accounting firm, to audit Assertio's financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Assertio for the fiscal year ending December 31, 2020. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of E&Y is expected to be present at the Assertio Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor's lead engagement partner. E&Y has been Assertio's independent registered public accounting firm since 1997. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as Assertio's independent registered public accounting firm, including the length of time the firm has served in this role, the firm's professional qualifications and resources, the firm's past performance, and the firm's capabilities in handling the breadth and complexity of its business, as well as the potential impact of changing independent auditors. In accordance with standing policy and independence rules, E&Y periodically changes the personnel who work on the audit. The Audit Committee believes that the continued retention of E&Y as Assertio's independent auditor is in the best interests of Assertio and its stockholders.

        Selection of Assertio's independent registered public accounting firm is not required to be submitted to a vote of the stockholders of Assertio for ratification. However, the Assertio Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain E&Y, and may retain that firm or another without resubmitting the matter to Assertio's stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Assertio and the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP AS ASSERTIO'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2020.

ASSERTIO PROPOSAL 9—ADJOURNMENT OF THE ASSERTIO ANNUAL MEETING

        Assertio stockholders are being asked to approve the adjournment of the Assertio Annual Meeting from time to time if necessary to solicit additional proxies if there are not sufficient votes to adopt the proposal to issue stock in connection with the Merger (Proposal 1) at the Assertio Annual Meeting or any adjournment or postponement thereof (the "Assertio Adjournment Proposal"). If the Assertio Adjournment Proposal is approved, the Assertio Annual Meeting could be adjourned to any date. Any determination of whether it is necessary to adjourn the Assertio Annual Meeting (or any adjournment or postponement thereof) to solicit additional proxies will be made solely by Assertio consistent with the terms of the Merger Agreement or with the consent of Zyla.

        If the Assertio Annual Meeting is adjourned, Assertio stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If an Assertio stockholder signs and returns a proxy and does not indicate how they wish to vote on the Assertio Adjournment Proposal, their shares will be voted in favor of the Adjournment Proposal even if they voted against one or more of the other proposals.

        To be approved, the Adjournment Proposal must receive the affirmative vote of a majority of the shares of Assertio's Common Stock, present online or by proxy and entitled to vote at the Assertio Annual Meeting.

ASSERTIO'S BOARD OF DIRECTORS RECOMMENDS THAT ASSERTIO'S STOCKHOLDERS VOTE "FOR" THE ASSERTIO ADJOURNMENT PROPOSAL

 OTHER MATTERS

        At the time of preparation of this Joint Proxy Statement/Prospectus, neither the Board nor management intends to bring before the Assertio Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Joint Proxy Statement/Prospectus. If any other business should properly come before the Assertio Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Stockholders Sharing the Same Address

        In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to conserve resources and reduce Assertio's printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Joint Proxy Statement/Prospectus or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or Assertio by telephone at (224) 419-7106 or by mail at the address listed under "FORM 10-K" below, and Assertio will promptly provide him or her with a separate copy. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Assertio materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact Assertio as indicated above.

Form 10-K

        Assertio will mail without charge to any stockholder upon written request, a copy of the Assertio Annual Report on Form 10-K for the year ended December 31, 2019, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Therapeutics, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn. Investor Relations.

Stockholder Proposals

        Rule 14a-8 Stockholder Proposals.    Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2021 Annual Meeting of Stockholders must submit such proposals so as to be received by Assertio at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, on or before January 19, 2021. Such proposals must comply with all other requirements of SEC Rule 14a-8.

        Advance Notice Provisions:    Assertio's Bylaws currently provide that advance notice of a stockholder's proposal (including a director nomination) must be delivered to the Secretary of Assertio at Assertio's principal executive offices not earlier than one hundred and fifty (150) days (December 21, 2020), and not later than one hundred and twenty (120) days (January 19, 2021), prior to the first anniversary of the preceding year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year's annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Each stockholder's notice must comply with the requirements of Assertio's Bylaws. A copy of the full text of the provisions of Assertio's Bylaws dealing with stockholder nominations and proposals is available to stockholders from Assertio's Investor Relations Department upon written request. If the Merger is effected, Assertio Holdings will have identical advanced notice provisions and the foregoing dates and deadlines will apply with respect to the Assertio Holdings 2021 Annual Meeting of Stockholders.

        In addition, if Assertio is not notified by the advance notice deadline set forth above (or, if such deadline does not apply, February 5, 2021) of a proposal to be brought before the 2021 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors
Arthur J. Higgins President and Chief Executive Officer

Lake Forest, Illinois
April 20, 2020

CHAPTER III—INFORMATION ABOUT THE ZYLA SPECIAL MEETING AND OTHER PROPOSALS

THE ZYLA SPECIAL MEETING

        Zyla is providing this Joint Proxy Statement/Prospectus to its stockholders in connection with the solicitation of proxies to be voted at the Zyla Special Meeting of stockholders (or any adjournment or postponement thereof) that Zyla has called to consider and vote on (i) a proposal to adopt the Merger Agreement, (ii) a proposal to approve the adjournment from time to time of the Zyla Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal at the time of the Zyla Special Meeting or any adjournment or postponement thereof and (iii) a proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla to its named executive officers in connection with the Merger.

Date and Time

        Together with this Joint Proxy Statement/Prospectus, Zyla is also sending Zyla stockholders a notice of the Zyla Special Meeting and a form of proxy card that is solicited by Zyla's board of directors for use at the virtual Zyla Special Meeting. The virtual Zyla Special Meeting will be held on May 19, 2020 at 10:00 a.m., Eastern Time. The virtual Zyla Special Meeting can be accessed by visiting http://www.envisionreports.com/ZCOR, where Zyla stockholders will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend. Stockholders may only participate online by logging in at http://www.envisionreports.com/ZCOR.

        Stockholders of record may join the Zyla Special Meeting and vote via the virtual meeting website at http://www.envisionreports.com/ZCOR.

Purpose

        At the Zyla Special Meeting, Zyla stockholders will be asked to consider and vote on the following proposals:

  •
  to adopt the Merger Agreement;

  •
  to approve the Zyla Adjournment Proposal; and

  •
  to approve, on an advisory (non-binding) basis, the Zyla Compensation Advisory Proposal.

Recommendation of Zyla's Board of Directors

        Zyla's board of directors determined that the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) are fair to and in the best interests of Zyla and its stockholders. Zyla's board of directors recommends that Zyla stockholders vote "FOR" the proposal to adopt the Merger Agreement. For the factors considered by Zyla's board of directors in reaching this decision, see "Zyla Proposal 1: Adoption of the Merger Agreement" beginning on page 335 of this Joint Proxy Statement/Prospectus and "Assertio Proposal 1: Approval of the Issuance of Shares in the Merger" beginning on page 247 and "—Zyla's Reasons for the Merger" beginning on page 100 of this Joint Proxy Statement/Prospectus.

        Zyla's board of directors recommends that Zyla stockholders vote "FOR" the Zyla Adjournment Proposal. See "Zyla Proposal 2: Adjournment of the Zyla Special Meeting" beginning on page 336 of this Joint Proxy Statement/Prospectus.

        In addition, Zyla's board of directors recommends that Zyla stockholders vote "FOR" the Zyla Compensation Advisory Proposal. See "Zyla Proposal 3: Advisory Vote On Merger-Related Executive Compensation Arrangements" beginning on page 337 of this Joint Proxy Statement/Prospectus.

Zyla Record Date; Outstanding Shares; Stockholders Entitled to Vote

        Zyla's board of directors has fixed the close of business on April 15, 2020, as the record date for the determination of the Zyla stockholders entitled to notice of and to vote at the Zyla Special Meeting or any adjournment or postponement of the Zyla Special Meeting. Only Zyla stockholders of record at the record date are entitled to receive notice of, and to vote at, the Zyla Special Meeting or any adjournment or postponement of the Zyla Special Meeting. As of the close of business on April 15, 2020, there were 9,591,957 shares of Zyla Common Stock outstanding and entitled to vote at the Zyla Special Meeting, held by approximately 3 holders of record. Each holder of shares of Zyla Common Stock is entitled to one vote for each share of Zyla Common Stock owned at the record date.

Quorum

        The presence at the Zyla Special Meeting, online or by proxy, of the holders of a majority of the outstanding shares of Zyla Common Stock at the record date (the close of business on April 15, 2020) and entitled to vote will constitute a quorum. Shares of Zyla Common Stock whose holders elect to abstain from voting will be deemed present at the Zyla Special Meeting for the purpose of determining the presence of a quorum. Shares of Zyla Common Stock held in "street name" with respect to which the beneficial owner fails to give voting instructions to the broker, bank or other nominee holder of record, and shares of Zyla Common Stock with respect to which the beneficial owner otherwise fails to vote, will not be deemed present at the Zyla Special Meeting for the purpose of determining the presence of a quorum. There must be a quorum for the vote on the adoption of the Merger Agreement and the vote on the Zyla compensation advisory (non-binding) proposal to be taken at the Zyla Special Meeting. Failure of a quorum to be present at the Zyla Special Meeting will necessitate an adjournment of the meeting and will subject Zyla to additional expense.

Required Vote

        Pursuant to Delaware law, to adopt the Merger Agreement, the affirmative vote of the holders of a majority of shares of Zyla Common Stock outstanding and entitled to vote thereon is required. Zyla cannot complete the Merger and the Merger Consideration will not be paid unless its stockholders adopt the Merger Agreement and the other closing conditions specified in the Merger Agreement are met. Because adoption of the Merger Agreement requires the affirmative vote of the holders of at least a majority of shares of Zyla Common Stock outstanding and entitled to vote thereon, a Zyla stockholder's abstention from voting, the failure of a Zyla stockholder who holds his or her shares in "street name" through a broker, bank or other nominee holder of record to give voting instructions to that broker, bank or other nominee holder of record or any other failure of a Zyla stockholder to vote will have the same effect as a vote "AGAINST" the Merger Agreement Proposal.

        To approve the Zyla Adjournment Proposal (whether or not a quorum, as defined under Zyla's bylaws, is present), the affirmative vote of a majority of the votes present at the Zyla Special Meeting by holders of shares of Zyla Common Stock is required. For purposes of the Zyla Adjournment Proposal, "votes present" consist of votes "for" or "against" as well as elections to abstain from voting on the proposal. As a result, a Zyla stockholder's abstention from voting on the Zyla Adjournment Proposal will have the same effect as a vote "AGAINST" the approval of the proposal. The failure of a Zyla stockholder who holds his or her shares in "street name" through a broker, bank or other nominee holder of record to give voting instructions to that broker, bank or other nominee holder of record or any other failure of a Zyla stockholder to vote will have no effect on the approval of this proposal because these failures to vote are not considered "votes present."

        To approve, on an advisory (non-binding) basis, the Zyla Compensation Advisory Proposal (assuming a quorum, as defined under Zyla's bylaws, is present), the affirmative vote of a majority of the votes cast at the Zyla Special Meeting by holders of shares of Zyla Common Stock is required. For purposes of the Zyla Compensation Advisory Proposal, "votes cast" means votes "for" or "against" the proposal. As a result, a Zyla stockholder's abstention from voting will have no effect on the outcome of any vote to approve, on an advisory (non-binding) basis, the Zyla Compensation Advisory Proposal. The failure of a Zyla stockholder who holds his or her shares in "street name" through a broker, bank or other nominee holder of record to give voting instructions to that broker, bank or other nominee holder of record or any other failure of a Zyla stockholder to vote will have no effect on the outcome of any vote to approve, on an advisory (non-binding) basis, the Zyla Compensation Advisory Proposal, except to the extent it results in there being insufficient shares present at the Zyla Special Meeting to establish a quorum.

Stock Ownership of and Voting by Zyla Directors and Executive Officers

        At the close of business on April 15, 2020, Zyla's directors and executive officers and their affiliates beneficially owned and had the right to vote in the aggregate 180,743 shares of Zyla Common Stock at the Zyla Special Meeting, which represents approximately 1.9% of the shares of Zyla Common Stock entitled to vote at the Zyla Special Meeting.

        Each of Zyla's directors and executive officers is expected, as of the date of this Joint Proxy Statement/Prospectus, to vote his or her shares of Zyla Common Stock "FOR" the proposal to adopt the Merger Agreement, "FOR" the Zyla Adjournment Proposal and "FOR" the Zyla Compensation Advisory Proposal, although none of Zyla's directors or executive officers has entered into any agreement requiring them to do so.

        In connection with the execution and delivery of the Merger Agreement, Zyla's executive vice president and chief operating officer and the senior vice president, general counsel and secretary and certain of Zyla's stockholders, each referred to as a "Supporting Stockholder", entered into voting and support agreements with Assertio, referred to collectively as the "Voting and Support Agreements."

        Each Supporting Stockholder has agreed pursuant to its Voting and Support Agreement, among other things, to vote the shares of Zyla Common Stock that such Supporting Stockholder owns that are covered by the Voting and Support Agreement in favor of the adoption of the Merger Agreement. Under each Voting and Support Agreement, the Assertio Supporting Stockholder has granted to Assertio (and its designee) an irrevocable proxy to vote its shares of Zyla Common Stock that are covered by the Voting and Support Agreement as provided in the preceding sentence. Each Voting and Support Agreement also contains restrictions on transfer that, subject to limited exceptions, prevent each Supporting Stockholder from transferring their shares of Zyla Common Stock that are covered by the Voting and Support Agreement. Each Voting and Support Agreement will terminate upon the earliest to occur of (1) the Effective Time, (2) the termination of the Merger Agreement in accordance with its terms, and (3) upon mutual written agreement of the parties. In the event Zyla's board of directors adversely changes its recommendation to its stockholders regarding the adoption of the Merger Agreement, the Voting and Support Agreements either ratchet down to an aggregate of 35% of the outstanding shares of Zyla Common Stock covered by the agreement or terminate. Based on representations in the Voting and Support Agreements, an aggregate of approximately 54% of the outstanding shares of Zyla Common Stock are covered by the Voting and Support Agreements.

Voting of Shares

Via the Internet or by Telephone

        If you hold shares of Zyla Common Stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the control number on your proxy card (which is unique to each Zyla stockholder to ensure all voting instructions are genuine and to prevent duplicate voting).

        If you hold shares of Zyla Common Stock in "street name" through a broker, bank or other nominee holder of record, you may provide voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.

By Mail

        If you hold shares of Zyla Common Stock directly in your name as a stockholder of record, in order to vote by mail, you may submit a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid (if mailed in the United States) return envelope provided.

        If you hold shares of Zyla Common Stock in "street name" through a broker, bank or other nominee holder of record, in order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage-paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.

Online

        If you are a stockholder of record, you may join the Zyla Special Meeting and vote via the virtual meeting website, http://www.envisionreports.com/ZCOR, where Zyla stockholders may vote and submit questions during the meeting. Please have your 15-Digit Control Number to join the Zyla Special Meeting. Instructions on how to join and participate via the Internet are posted at http://www.envisionreports.com/ZCOR.

Generally

        If you hold shares of Zyla Common Stock in "street name" through a broker, bank or other nominee holder of record, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to join the Zyla Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the meeting unless you request and obtain a valid proxy from your broker or other agent. As a beneficial owner, you may view the proxy materials at http://www.edocumentview.com/ZCOR.

        If your shares of Zyla Common Stock are held in an account at a broker, bank or other nominee holder of record (i.e., in "street name"), you must instruct the broker, bank or other nominee holder of record on how to vote your shares. Your broker, bank or other nominee holder of record will vote your shares only if you provide instructions on how to vote by filling out the voting instruction form sent to you by your broker, bank or other nominee holder of record with this Joint Proxy Statement/Prospectus. Under stock exchange rules, brokers, banks and other nominee holders of record are precluded from exercising their voting discretion with respect to non-routine or "significant" matters, such as the adoption of the Merger Agreement. As a result, absent specific instructions from the beneficial owner of shares of Zyla Common Stock, brokers, banks and other nominees, holders of record are not empowered to vote such shares on these matters.

        Broker non-votes are shares held by a broker, bank or other nominee holder of record with respect to which the broker, bank or other nominee holder of record is not instructed by the beneficial owner of such shares on how to vote on a particular proposal and the broker, bank or other nominee holder of record does not have discretionary voting power on such proposal. Because brokers, banks and other nominee holders of record do not have discretionary voting authority with respect to any of the proposals to be considered at the Zyla Special Meeting as described in this Joint Proxy Statement/

Prospectus, if a beneficial owner of shares of Zyla Common Stock held in "street name" does not give voting instructions to the broker, bank or other nominee holder of record, then those shares will not be present online or represented by proxy at the Zyla Special Meeting.

        A beneficial owner's failure to instruct the broker, bank or other nominee holder of record how to vote shares of Zyla Common Stock held in "street name" will therefore have the same effect as a vote "AGAINST" the adoption of the Merger Agreement. A beneficial owner's failure to instruct the broker, bank or other nominee holder of record how to vote shares of Zyla Common Stock held in "street name" will have no effect on the Zyla Adjournment proposal or the approval, on an advisory (non-binding) basis, of the Zyla Compensation Advisory Proposal, except, with respect to the Zyla Compensation Advisory Proposal, to the extent it results in there being insufficient shares present at the Zyla Special Meeting to establish a quorum.

        All shares represented by each properly completed and valid proxy received before or at the Zyla Special Meeting will be voted in accordance with the instructions given in the proxy. If a Zyla stockholder signs a proxy card and returns it without giving instructions for voting on any proposal, the shares of Zyla Common Stock represented by that proxy card will be voted "FOR" the proposal to adopt the Merger Agreement, "FOR" the Zyla Adjournment Proposal and "FOR" the Zyla Compensation Advisory Proposal.

        Your vote is very important, regardless of the number of shares you own. Whether or not you expect to join the Zyla Special Meeting online, please vote or otherwise submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Zyla Special Meeting. If your shares of Zyla Common Stock are held in the name of a bank, broker or other nominee holder of record, please follow the instructions on the voting instruction form furnished to you by such record holder.

Revocability of Proxies; Changing Your Vote

        You may revoke your proxy or change your vote at any time before the closing of the polls at the Zyla Special Meeting. If you are a Zyla stockholder of record at the record date (the close of business on April 15, 2020), you can revoke your proxy or change your vote by:

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  You may submit another properly completed proxy card with a later date;

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  You may grant a subsequent proxy by telephone or through the internet;

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  You may send a timely written notice that you are revoking your proxy to Zyla's Secretary at Zyla Life Sciences, 600 Lee Road, Suite 100, Wayne, PA 19087; or

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  You may join the virtual Zyla Special Meeting and vote online. Simply joining the meeting will not, by itself, revoke your proxy.

        Your most current proxy card or telephone or internet proxy is the one that is counted.

        If your shares are held by your broker, bank or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.

Solicitation of Proxies; Expenses of Solicitation

        Zyla and Assertio will share equally the costs of printing and filing this Joint Proxy Statement/Prospectus and proxy cards. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Zyla Common Stock and Assertio Common Stock for the forwarding of solicitation materials to the respective beneficial owners. Zyla and Assertio will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. Assertio will pay Innisfree customary fees in connection with the engagement of Innisfree as proxy solicitor for its Annual Meeting, which Assertio expects will be approximately $50,000 plus reasonable expenses.

        In addition to solicitation by mail, directors, officers and employees of Zyla or its subsidiaries may solicit proxies from stockholders by telephone, email, personal interview or other means. Zyla currently expects not to incur any costs beyond those customarily expended for a solicitation of proxies in connection with the adoption of a Merger Agreement. Directors, officers and employees of Zyla will not receive additional compensation for their solicitation activities, but may be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

Householding

        The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits Zyla, with its stockholders' permission, to send a single notice of "the" or "a" meeting and, to the extent requested, a single copy of this Joint Proxy Statement/Prospectus to any household at which two or more stockholders reside if they appear to be members of the same family. This rule is called "householding," and its purpose is to help reduce printing and mailing costs of proxy materials. Registered stockholders of Zyla may check the appropriate box on their proxy card or select the householding option when they vote by Internet or phone if they would like to participate in Zyla's householding program. Stockholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way.

        A number of brokerage firms have instituted householding for shares held in "street name." If a Zyla stockholder and members of their household have multiple accounts holding shares of Zyla Common Stock, they may have received a householding notification from their broker. They should contact their broker directly if they have questions, require additional copies of this Joint Proxy Statement/Prospectus or wish to revoke their decision to household. These options are available to Zyla stockholders at any time.

Adjournment

        Zyla stockholders are being asked to approve a proposal that will give Zyla's board of directors authority to adjourn the Zyla Special Meeting one or more times for the purpose of soliciting additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes to approve the Merger Agreement Proposal at the time of the Zyla Special Meeting or any adjournment or postponement thereof. If the Zyla Adjournment Proposal is approved, the Zyla Special Meeting could be adjourned to any date. In addition, Zyla's board of directors, with or without stockholder approval, could postpone the Zyla Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Zyla Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If Zyla stockholders sign and return a proxy and do not indicate how they wish to vote on any proposal, or if they indicate that they wish to vote in favor of the adoption of the Merger Agreement but do not indicate a choice on the Zyla Adjournment Proposal or the Zyla Compensation Advisory Proposal, their shares will be voted in favor of the Zyla Adjournment Proposal and the Zyla Compensation Advisory Proposal. But if they indicate that they wish to vote against the adoption of the Merger Agreement, their shares will only be voted in favor of the Zyla Adjournment Proposal or the Zyla Compensation Advisory Proposal if they indicate that they wish to vote in favor of those proposal.

Other Information

        The matters to be considered at the Zyla Special Meeting are of great importance to the stockholders of Zyla. Accordingly, Zyla stockholders are urged to read and carefully consider the information contained in or incorporated by reference into this Joint Proxy Statement/Prospectus and submit their proxy via the Internet or by telephone or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If a Zyla stockholder submit their proxy via the Internet or by telephone, they do not need to return the enclosed proxy card.

Assistance

        If a Zyla stockholder needs assistance in completing their proxy card or have questions regarding the Zyla Special Meeting, please contact Zyla's Secretary, at 600 Lee Road, Suite 100, Wayne, PA 19087.

ZYLA BUSINESS, PROPERTIES AND LEGAL PROCEEDINGS

Overview

        Zyla is a commercial-stage life science company committed to bringing differentiated products to patients and healthcare providers ("HCPs"). Zyla is focused on marketing its portfolio of medicines used both in and outside of the hospital by orthopedic surgeons, gynecologists, neurologists, internists, gastroenterologists, physiatrists, rheumatologists and podiatrists. Zyla's six commercially available products include: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), INDOCIN® (indomethacin) suppositories, VIVLODEX® (meloxicam), INDOCIN oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only—CII. VIVLODEX and ZORVOLEX are SOLUMATRIX® Technology non-steroidal anti-inflammatory products. In November 2019, Zyla divested assets related to TIVORBEX® (indomethacin), which was a SoluMatrix product, to a third party, although Zyla continues to supply TIVORBEX tablets to that third party. In January 2020, Zyla divested TIVORBEX to a third party and amended the terms of the license agreement with iCeutica (as discussed below). To leverage its commercial infrastructure and augment its current product portfolio, Zyla continually seeks to acquire additional late-stage product candidates or approved products to develop and/or commercialize.

        On January 31, 2019, Zyla completed the acquisition of five marketed non-narcotic, nonsteroidal anti-inflammatory drug ("NSAID") products (the "Iroko Acquisition") from Iroko Pharmaceuticals, Inc. (together with its subsidiaries, "Iroko"). To facilitate this transaction and reorganize its capital structure, in January 2019, Zyla completed proceedings under Chapter 11 of the United States Bankruptcy Code in the District of Delaware. In exchange for the products, Iroko received, among other consideration, $45.0 million in principal amount of the Zyla Secured Notes and shares of Zyla Common Stock and warrants to purchase common stock of the reorganized company representing in the aggregate approximately 49% of outstanding Zyla Common Stock at issuance, subject to dilution for shares of Zyla Common Stock issued pursuant to Zyla's stock-based incentive compensation plan. Pursuant to the Chapter 11 plan of reorganization, holders of Zyla's then-outstanding convertible notes received shares of common stock of the reorganized company, and holders of Zyla's then-outstanding senior secured notes received in the aggregate of $20.0 million in cash, $50.0 million in principal amount of the Zyla Secured Notes, as well as shares of Zyla Common Stock and warrants to purchase common stock of the reorganized company representing, in the aggregate, approximately 19.38% of outstanding Zyla Common Stock at issuance, subject to dilution for shares of Zyla Common Stock issued pursuant to Zyla's stock-based incentive compensation plan.

Strategy

        Zyla's goal is to bring differentiated products to patients and become a leading commercial company with whom companies seek to partner. Zyla is focused on commercializing its own products and identifying additional business development opportunities that Zyla believes could accelerate its growth. Key elements of Zyla's strategy include:

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  Driving revenue growth from all six of its marketed products and extending the life cycle of its products. Zyla supports its products through a combination of personal and nonpersonal promotion. With its dedicated salesforce throughout the United States, Zyla is targeting a range of therapeutic areas and HCPs to build awareness, educate and increase adoption of its products. Zyla is considering new ways to extend the commercial life span of each of its products through a variety of activities.

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  Creating best-in-class commercial organization that it can leverage for business development activities to build on its product portfolio. Over the years, Zyla has created a commercial organization built around bringing its differentiated medicines to patients with minimal inconvenience and increased accessibility. By working to become a best-in-class organization, Zyla believes it can establish partnerships with other companies. Zyla is seeking to leverage its commercial excellence to grow through partnering and in-licensing and/or acquisition of late-stage and commercial products. Zyla is seeking products and late-stage product candidates that would be appropriate for physicians whom Zyla is already educating about its other products and can scale based on its capacity to support additional commercial launches and partnerships. Zyla is actively involved in multiple therapeutic specialties and is seeking products across these therapeutic areas to commercialize.

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  Managing its resources and improving efficiencies.  To continue to improve its commercial business, Zyla seeks to identify areas where it can improve its effectiveness while increasing its efficiencies. Zyla is managing its expenses closely, analyzing how it can leverage its resources and increase productivity while keeping its costs down.

Market Opportunity for Non-Steroidal Anti-Inflammatory Drugs (NSAIDs)

        NSAIDs are a group of drugs used to temporarily relieve pain and inflammation. They work by blocking the production of prostaglandins, or chemicals believed to be associated with pain and inflammation. A variety of issues can result in pain and inflammation including arthritis, tendonitis, bursitis, menstrual cramps, headaches, dental procedures, infection and fever. This is not an exhaustive list, but demonstrates the breadth of conditions that can require a medication to relieve symptoms. The Centers for Disease Control and Prevention has stated that the first line of therapy for pain and inflammation should be non-opioid treatments, such as NSAIDs. According to a Journal of the American Medical Association Network Open 2019 article, NSAIDs are among the most widely prescribed medications, with 70 million prescriptions written annually in the United States. Because of the range of conditions for which NSAIDs can be used, the types of physicians who prescribe them are similarly broad.

Zyla's Products

SPRIX Nasal Spray

        SPRIX® (ketorolac tromethamine) Nasal Spray is an NSAID indicated in adult patients for the short-term (up to five days) management of moderate to moderately severe pain that requires analgesia at the opioid level. This non-narcotic provides patients with moderate to moderately severe short-term pain a form of ketorolac that is absorbed rapidly but does not require an injection administered by an HCP. A range of specialists prescribe SPRIX for various uses. Urologists, podiatrists and orthopedic surgeons, neurologists, women's health providers and other specialists may use SPRIX Nasal Spray for post-surgery acute-pain management.

        Formulated as a nasal spray, SPRIX Nasal Spray is rapidly absorbed through the nasal mucosa, achieving peak blood levels as fast as an intramuscular injection of ketorolac. SPRIX Nasal Spray has been studied in patients with moderate to moderately severe pain. SPRIX Nasal Spray has demonstrated a 26% to 34% reduction in morphine use by patients over a 48-hour period in a post-operative setting as compared with placebo. Zyla acquired SPRIX Nasal Spray and certain related assets from Luitpold Pharmaceuticals, Inc. in January 2015 for $7.0 million. SPRIX Nasal Spray is currently sold in the United States and the first commercial sale of SPRIX Nasal Spray occurred in May 2011.

SoluMatrix® Technology NSAID Products

        The SoluMatrix technology platform is used in the three products Zyla acquired from Iroko, one of which Zyla subsequently divested. This technology was developed in response to the U.S. Food and Drug Administration ("FDA") support of using the lowest NSAID dose possible. SoluMatrix uses a dry milling process to reduce the NSAID drug particle size by at least ten times. The smaller particle size results in increased surface area relative to mass, which increases the dissolution and absorption rates without changing the chemical structures of the drug molecules themselves. Because of this altered absorption profile, the SoluMatrix NSAID products dissolve and are absorbed at a rate that allows for the rapid onset of pain relief at lower doses and lower systemic exposures than other NSAIDs.

        ZORVOLEX is a novel formulation of diclofenac developed using the SoluMatrix technology platform providing patients 23% lower overall systemic exposure versus other forms of diclofenac. This low-dose diclofenac is approved for mild to moderate acute pain and osteoarthritis pain.

        VIVLODEX is a SoluMatrix formulation of meloxicam approved for osteoarthritis pain. VIVLODEX is dosed once daily and offers patients low dose and low systemic exposure.

INDOCIN Products

        Zyla acquired two forms of INDOCIN (indomethacin), an oral solution and a suppository, from Iroko in January 2019. Both products are approved for many indications including: moderate to severe rheumatoid arthritis including acute flares of chronic disease, moderate to severe ankylosing spondylitis, moderate to severe osteoarthritis, acute painful shoulder (bursitis and/or tendinitis) and acute gouty arthritis.

OXAYDO, an abuse-discouraging IR oxycodone product

        OXAYDO is an approved immediate release ("IR") oxycodone product designed using an aversion technology to discourage abuse via snorting. It is indicated for the management of acute and chronic pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate. OXAYDO is covered by six U.S. patents that expire between 2023 and 2025. Patents covering OXAYDO in foreign jurisdictions expire in 2024. Zyla is looking for a partner for this product.

U.S. Commercialization Strategy

        Zyla's goal is to identify differentiated medicines that it can deliver with limited inconvenience for HCPs and increased accessibility for patients. To support the sale of its six approved products, Zyla uses both personal and non-personal promotional approaches. In connection with the acquisition and license of SPRIX Nasal Spray and OXAYDO respectively, Zyla built a fully scaled commercial organization focused on educating providers. Zyla's sales representatives in almost 90 territories are promoting its products to HCPs in the United States in a variety of specialties including orthopedics, podiatry, neurology, gastroenterology, women's health, physiatry, rheumatology and internal medicine. Zyla continues to seek avenues to improve the efficiencies and impact of its commercial organization. Zyla believes that its targeted sales force execution, proper brand positioning, message delivery and education, as well as its focus on ensuring proper product access for patients who require its medicines, will help Zyla to achieve its promotional goals.

Business Development

        Zyla's products have been acquired or licensed through business development activities. Zyla continues to seek additional late-stage product candidates or approved products that it can add to its portfolio of medicines. Zyla is seeking products that its sales force could promote to the specialists who Zyla is currently targeting for its current products. Zyla is considering products that are used in and outside of the hospital. Zyla is also considering products that are in specialty areas outside of current targets, but would require minimal additional resources and could leverage its current commercial infrastructure.

Global Partnerships

        As part of the Iroko Acquisition, Zyla acquired rights with respect to six international distribution arrangements with companies seeking to register and market ZORVOLEX and VIVLODEX in their respective territories. Four of those distribution partners have secured registration of ZORVOLEX in nine territories and of VIVLODEX in one territory. Zyla has maintained three of those international distribution relationships.

Product Candidates and Proprietary Guardian Technology Platform

        While Zyla's current focus is on its commercial products, it has product candidates at various stages of development that were developed using its proprietary Guardian technology. Zyla does not plan to advance these product candidates unless it is able to identify a partner that can assist in the development of such product candidates.

        Zyla's proprietary Guardian Technology is a polymer matrix tablet technology that utilizes a novel application of the well-established manufacturing process of injection molding, which results in tablets that are structurally hard and difficult to manipulate for misuse and abuse. While Zyla's Guardian Technology creates a tablet that is extremely hard and has abuse deterrent ("AD") features, the construct of the tablet allows for controlled release of the active pharmaceutical ingredient ("API") in the gastrointestinal tract. This approach offers the ability to design tablets with controlled-release profiles as well as physical and chemical properties that have been demonstrated to resist both common and rigorous methods of manipulation. Zyla received FDA approval for ARYMO ER (extended release morphine), which was manufactured with Guardian Technology, and has been shown to have increased resistance to physical methods of manipulation, such as cutting, crushing, grinding or breaking using a variety of mechanical and electrical tools and received an AD label (Zyla subsequently discontinued this product in 2018). The tablets are also resistant to chemical manipulation and turn into a viscous hydrogel on contact with liquid, making the ability to dispense them through a syringe difficult.

Manufacturing

        Zyla's approved products are manufactured at contract manufacturing facilities in the United States. Zyla has agreements with Catalent Pharma Solutions ("Catalent") to manufacture and Patheon Pharmaceuticals, Inc. ("Patheon") to package ZORVOLEX capsules, Neolpharma, Inc. to manufacture and package VIVLODEX capsules, Patheon to manufacture INDOCIN oral suspension, Cosette Pharmaceuticals, Inc. to supply INDOCIN suppositories and Jubilant Hollister Stier LLC ("JHS") to manufacture SPRIX Nasal Spray. Sharp provides Zyla's packaging for SPRIX, which Zyla purchase through purchase orders. Zyla has an agreement with UPM Pharmaceuticals, Inc. to produce OXAYDO. Catalent also manufactures TIVORBEX capsules, which Zyla supplies to another company.

Drug Substances

        The API used in SPRIX Nasal Spray is ketorolac tromethamine, in OXAYDO is oxycodone hydrochloride, in ZORVOLEX is diclofenac and in VIVLODEX is meloxicam. Both INDOCIN oral suspension and suppositories, as well as TIVORBEX all use indomethacin as the API. Zyla currently procures these APIs on a purchase order basis, some of which are pursuant to an agreement with one of its suppliers. Zyla acquires ketorolac tromethamine and indomethacin from a European-based manufacturers, diclofenac and meloxicam from Indian-based manufacturers, and it secures oxycodone hydrochloride from a U.S.-based manufacturer.

        Oxycodone hydrochloride is classified as narcotic controlled substance under U.S. federal law and, as such, OXAYDO is classified as a Schedule II controlled substance by the U.S. Drug Enforcement Administration ("DEA"). Schedule II controlled substances are classified as having the highest potential for abuse and dependence among drugs that are recognized as having an accepted medical use.

Consequently, the manufacturing, shipping, dispensing and storing of OXAYDO are subject to a high degree of regulation, as described in more detail under the caption "Governmental Regulation—DEA Regulation."

Intellectual Property

        Zyla regards the protection of patents, designs, trademarks and other proprietary rights that it owns as critical to its success and competitive position.

        In connection with the Iroko Acquisition, Zyla entered into a license agreement with iCeutica Inc. and iCeutica Pty Ltd. (collectively, "iCeutica"), which was amended in January 2020. Zyla exclusively licenses 19 U.S. patents from iCeutica, all of which cover iCeutica's SoluMatrix® technology and relate to composition of matter, process of manufacturing or method of use of two of Zyla's marketed products, VIVLODEX and ZORVOLEX, as well as TIVORBEX, which Zyla sublicenses to another company. Three of the U.S. patents that cover VIVLODEX are listed patents under the Approved Drug Products and Therapeutic Equivalence Evaluations publication, or Orange Book, seven of the U.S. patents are Orange Book listed patents that cover ZORVOLEX and another three of the U.S. patents are Orange Book listed patents that cover TIVORBEX. The remaining U.S. patents relate to the SoluMatrix technology. There are nine pending patent applications in the United States relating to the SoluMatrix technology and the three products. These patents expire between 2030 and 2035. Prior to Iroko Acquisition, Iroko settled patent infringement litigation with Lupin Pharmaceuticals, Inc. ("Lupin"), which settlement will allow Lupin to launch a generic form of ZORVOLEX prior to the expiration of the patents covering ZORVOLEX, no later than the second half of 2023.

        Both Lupin and Novitium Pharma submitted an abbreviated new drug application ("ANDA") with the FDA seeking regulatory approval to market a generic version of VIVLODEX. The notices from Lupin and Novitium Pharma included a "Paragraph IV certification" with respect to the Orange Book VIVLODEX patents alleging that these patents are invalid, unenforceable and/or will not be infringed by the commercial manufacture, use or sale of Lupin and Novitium Pharma's proposed generic product. iCeutica and Iroko sued both Lupin and Novitium over their ANDAs for a generic version of VIVLODEX. Both of the cases were settled. Lupin can launch an authorized generic of VIVLODEX and Novitium can launch a generic form of VIVLODEX no later than the first half of 2022.

        In addition, Zyla licenses seven U.S. patents and five foreign patents from Acura Pharmaceuticals, all of which cover Acura's Aversion Technology and relate to the composition of matter. Six of the seven U.S. patents are Orange Book listed patents that cover OXAYDO. These patents expire between 2023 and 2025. In addition, Zyla licenses one U.S. patent application relating to OXAYDO and Acura's Aversion Technology, which relate to the composition of matter.

        Zyla owns two U.S. patents that expire in 2029 and two pending U.S. patent applications, directed to processes of manufacture, devices, and compositions, related to SPRIX Nasal Spray. Zyla held an exclusive license from Recordati SpA Chemical & Pharmaceutical Company to a U.S. patent listed in the Orange Book covering SPRIX Nasal Spray which patent expired in December 2018. Zyla is aware that there is the possibility of generic entrants and if those generic products were to come to market, there could be a material impact on its revenues. Zyla has been exploring ways to extend the life of its SPRIX Nasal Spray patents.

        Zyla owns 21 issued patents within the United States, covering its product candidates incorporating its Guardian technology platform. The term of Zyla's overall domestic patent portfolio related to ARYMO ER, Egalet-002 and its Guardian Technology platform, excluding possible patent extensions, extends to various dates between 2022 and 2033.

Competition

        Zyla faces competition and potential competition from several sources, including pharmaceutical and biotechnology companies, generic drug companies and drug delivery companies. Oral NSAIDs such as celecoxib, diclofenac, ibuprofen, meloxicam and naproxen are the major competitors for Zyla's NSAID products. The key competitive factors in this market are product effectiveness, product safety profile, brand awareness and managed care access. Zyla's main competitors are BioDelivery Sciences International, Inc., Flexion Therapeutics, Inc., Horizon Pharmaceuticals, Assertio Therapeutics, Inc. and various generic companies.

        Zyla had expected that OXAYDO would compete with ROXYBOND, an AD formulation, IR oxycodone developed by Inspirion, but Inspirion's commercial partner Daiichi Sankyo has not launched it. Based on this development, the other AD formulations that had been in development, may also not be moved forward. OXAYDO may face competition from non-opioid product candidates including new chemical entities ("NCEs"), as well as alternative delivery forms of NSAIDs. These new opioid and non-opioid product candidates are being developed by companies such as Acura, Collegium Pharmaceutical, Inc., Eli Lilly and Company, Elite Pharmaceuticals, Inc., Hospira, Inc., Inspirion Delivery Technologies, LLC, Intellipharmaceutics International Inc., Nektar Therapeutics and QRxPharma Ltd.

Government Regulation

FDA Approval Process

        In the United States, pharmaceutical products are subject to extensive regulation by the FDA. The Federal Food, Drug and Cosmetic Act and other federal and state statutes and regulations, govern, among other things, the research, development, testing, manufacture, storage, recordkeeping, approval, labeling, promotion and marketing, distribution, post approval monitoring and reporting, sampling, and import and export of pharmaceutical products. Failure to comply with applicable U.S. requirements may subject a company to a variety of administrative or judicial sanctions, such as FDA delay or refusal to approve pending new drug applications ("NDAs") or other marketing applications, warning or untitled letters, product recalls, product seizures, total or partial suspension of production or distribution, injunctions, fines, civil penalties, and criminal prosecution. The FDA approval process can be time consuming and cost intensive and companies may, and often do, re-evaluate the path of a particular product or product candidate at different points in the approval and post-approval process, even deciding, in some cases, to discontinue development of a product candidate or take a product off the market.

        Pharmaceutical product development in the United States for a new product or changes to an approved product typically involves preclinical laboratory and animal tests, the submission to the FDA of an investigational new drug application ("IND"), which must become effective before clinical testing may commence, and adequate and well-controlled clinical trials to establish the safety and effectiveness of the drug for each indication for which FDA approval is sought. Satisfaction of FDA pre-market approval requirements typically takes many years and the actual time required may vary substantially based upon the type, complexity, and novelty of the product or disease.

        Preclinical tests include laboratory evaluation of product chemistry, formulation, and toxicity, as well as animal studies to assess the characteristics and potential safety and efficacy of the product. The conduct of the preclinical tests must comply with federal regulations and requirements, including good laboratory practices. The results of preclinical testing, along with other information that is known about an investigational drug product, are submitted to the FDA as part of an IND along with other information, including information about product chemistry, manufacturing and controls, and a proposed clinical trial protocol. Longer-term preclinical tests, such as animal tests of reproductive toxicity and carcinogenicity, may continue after the IND is submitted.

        A 30-day waiting period after the submission of each IND is required prior to the commencement of clinical testing in humans, unless the FDA authorizes that the clinical investigations in the IND may begin sooner than 30 days after submission. If the FDA has neither commented on nor questioned the IND within this 30-day period, the clinical trial proposed in the IND may begin, as long as other necessary approvals (for example, an institutional review board ("IRB") overseeing clinical study sites) have been granted.

        Clinical trials involve the administration of the investigational new drug to healthy volunteers and/or to patients with a targeted disease or health condition under the supervision of a qualified investigator. Clinical trials must be conducted: (i) in compliance with federal law; (ii) in conformance with Good Clinical Practices ("GCP"), which are international standards that elaborate expectations and actions to protect the rights and health of human subjects and to define the roles of clinical trial sponsors, service providers (such as clinical research organizations), administrators, and monitors; and (iii) under protocols detailing the specific objectives of the trial, the parameters to be used in monitoring safety, and the effectiveness criteria to be evaluated and recorded. Each protocol involving testing on U.S. patients and subsequent protocol amendments must be submitted to the FDA as part of the IND.

        The FDA may order the temporary, or permanent, discontinuation of a clinical trial at any time, or impose other sanctions, if it believes that the clinical trial either is not being conducted in accordance with FDA requirements or presents an unacceptable risk to the clinical trial subjects. The study protocol and informed consent information for subjects in clinical trials must also be submitted to an IRB for approval. An IRB may also require the clinical trial at the site to be halted, either temporarily or permanently, for failure to comply with the IRB's requirements, concerns about subjects, or may impose other conditions. Sponsors have ongoing submission and reporting obligations to the FDA and IRBs, and the FDA and IRBs may exercise continuing oversight of a clinical trial.

        Clinical trials to support NDAs for marketing approval are typically conducted in three sequential phases, but the phases may overlap. In Phase 1, the initial introduction of the drug into healthy human subjects or patients, the drug is tested to assess metabolism, pharmacokinetics, pharmacological actions, side effects associated with increasing doses, and, if possible, early evidence on effectiveness. Phase 2 usually involves trials in a limited patient population to determine the effectiveness of the drug for a particular indication, dosage tolerance, and optimum dosage, and to identify common adverse effects and safety risks. If a compound demonstrates evidence of effectiveness and an acceptable safety profile in Phase 2 evaluations, Phase 3 trials are undertaken to obtain the additional information about clinical efficacy and safety in a larger number of patients, typically at geographically dispersed clinical trial sites, to permit the FDA to evaluate the overall benefit-to-risk relationship of the drug and to provide adequate information for the labeling of the drug. In most cases, the FDA requires two adequate and well-controlled Phase 3 clinical trials to demonstrate the efficacy of the drug. A single Phase 3 trial with other confirmatory evidence may be sufficient in some instances where the study is a large multicenter trial demonstrating internal consistency and a statistically very persuasive finding of a clinically meaningful effect on mortality, irreversible morbidity or prevention of a disease with a potentially serious outcome, and confirmation of the result in a second trial would be practically or ethically impossible. Another scenario which allows for a single Phase 3 efficacy/safety study is via the 505(b)(2) pathway when the investigational product is not bioequivalent to the RLD but can still rely on other safety data from the reference product for a submission.

        After completion of the necessary clinical testing, an NDA or other form of application for marketing authorization is prepared and submitted to the FDA. FDA approval of the NDA is required before marketing of the product may begin in the United States. The NDA must include the detailed results of all preclinical, clinical, and other testing, and a compilation of data relating to the product's chemistry, manufacture, controls, proposed labeling, certain patent information, and other specified information. The cost of preparing and submitting an NDA is substantial. The submission of most

NDAs is additionally subject to a substantial application user fee, currently $2.9 million for FDA's fiscal year 2020 (October 1, 2019 through September 30, 2020), and the manufacturer and/or sponsor under an approved NDA are also subject to annual program user fees, currently $345,424 per product in FDA's fiscal year 2020. These fees are typically increased annually.

        The FDA has 60 days from its receipt of an NDA to determine whether the application will be accepted for filing based on the agency's threshold determination that it is sufficiently complete to permit substantive review. Once the submission is accepted for filing, the FDA begins an in-depth review. The FDA has agreed to certain performance goals in the review of NDAs. Most such applications for standard review drug products are reviewed within 10 months; most applications for priority review drugs are reviewed in six months. Priority review can be applied to drugs that that FDA determines offer a significant improvement in the safety or effectiveness of the treatment, prevention, or diagnosis of a serious or life-threatening condition. The review process for both standard and priority review may be extended by the FDA for three additional months to consider major amendments to pending NDAs or for other reasons.

        The FDA may also refer applications for novel drug products, or drug products that present difficult questions of safety or efficacy, to an advisory committee—typically a panel that includes non-FDA clinicians and other experts—for review, evaluation, and a recommendation as to whether the application should be approved. The FDA is not bound by the recommendation of an advisory committee, but takes into consideration the recommendations. Before approving an NDA, the FDA will typically inspect one or more clinical sites to assure compliance with applicable law and GCP. Additionally, the FDA will inspect the facility or the facilities at which the drug is manufactured. The FDA will not approve the product unless compliance with current good manufacturing practices ("cGMP") is satisfactory and the NDA contains data that provide substantial evidence that the drug is safe and effective for the indication described in the product labeling.

        After the FDA evaluates the NDA and the manufacturing facilities, it issues either an approval letter or a complete response letter. A complete response letter generally outlines the existing deficiencies in the submission and may require substantial additional testing, or information, in order for the FDA to reconsider the application. If, or when, those deficiencies have been addressed to the FDA's satisfaction in a resubmission of the NDA, the FDA will issue an approval letter. The FDA has committed to reviewing such resubmissions in two or six months, depending on how the resubmission is classified (i.e. by the type and complexity of the information being evaluated).

        An approval letter authorizes commercial marketing of the drug with specific prescribing information for specific indications. As a condition of NDA approval, the FDA may require a Risk Evaluation and Mitigation Strategy ("REMS") to help ensure that the benefits of the drug outweigh the potential serious risks. Moreover, product approval may require substantial post approval testing and surveillance to monitor or further understand the drug's safety or efficacy. Once granted, product approvals may be limited or withdrawn if compliance with regulatory standards is not maintained, or if problems are identified following initial marketing.

        Changes to some of the conditions established in an approved application, including most changes in indications, labeling, or manufacturing processes or facilities, require submission and FDA approval of a new NDA or NDA supplement before the change can be implemented. An NDA supplement for a new indication typically requires clinical data similar to that in the original application, and the FDA uses the same procedures and actions in reviewing NDA supplements as it does in reviewing NDAs.

Post Approval Requirements

        Ongoing adverse event reporting and submission of periodic reports is required following FDA approval of an NDA. The FDA also may require post marketing testing, known as Phase 4 testing, REMS, and surveillance to monitor the effects of an approved product, or the FDA may place conditions on an approval that could restrict the distribution or use of the product. In addition, quality control, drug manufacture, packaging, and labeling procedures must continue to conform to cGMPs and NDA specifications after approval. Drug manufacturers and certain of their subcontractors are required to register their establishments with FDA and obtain licenses from certain state agencies. Registration with the FDA subjects entities to periodic unannounced inspections by the FDA, during which the agency inspects manufacturing facilities to assess compliance with cGMPs or other applicable laws, such as adverse event recordkeeping and reporting. Accordingly, manufacturers must continue to expend time, money, and training and compliance effort in the areas of production and quality control to maintain compliance with cGMPs or other applicable laws, such as adverse event recordkeeping and reporting requirements. Regulatory authorities may require remediation, withdraw product approvals or request product recalls if a company fails to comply with regulatory standards, if it encounters problems following initial marketing, or if previously unrecognized problems or new concerns are subsequently discovered. In addition, other regulatory action, including, among other things, warning letters, the seizure of products, injunctions, consent decrees placing significant restrictions on or suspending manufacturing operations, civil penalties, and criminal prosecution may be pursued.

Prescription Drug Marketing Act

        The Prescription Drug Marketing Act of 1987 and the Prescription Drug Amendments of 1992 govern the storage, handling, and distribution of prescription drug samples. The law prohibits the sale, purchase, or trade (including an offer to sell, purchase or trade) of prescription drug samples; it also imposes various requirements upon manufacturers, including but not limited to, proper storage of samples, documentation of request and receipt of samples, validation of a requesting practitioner's professional licensure, periodic inventory and reconciliation of samples, notification to the FDA of loss or theft of samples, and procedures for auditing sampling activity. Some similar state laws apply. In addition, section 6004 of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (the "ACA") also requires manufacturers to annually report the identity and quantity of drug samples that were requested and distributed to licensed HCPs in a given year.

The Hatch-Waxman Amendments

Orange Book Listing

        In seeking approval for a drug through an NDA, applicants are required to list with the FDA certain patents whose claims cover the applicant's product, active ingredient, or method of use. Upon approval of a drug, each of the listed patents covering the approved drug is then published in the FDA's Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book. Drugs listed in the Orange Book can, in turn, be cited by potential generic competitors in support of approval of an ANDA. An ANDA provides for marketing of a drug product that has the same active ingredient(s) in the same strengths and dosage form, with essentially the same labeling as the listed drug, and that has been shown through bioequivalence testing to be therapeutically equivalent to the listed drug. Other than the requirement for bioequivalence testing, ANDA applicants are generally not required to conduct, or submit results of, preclinical or clinical tests to prove the safety or effectiveness of their drug product. Drugs approved under an ANDA are commonly referred to as "generic equivalents" to the listed drug and often can or are required to be substituted by pharmacists fulfilling prescriptions written for the original listed drug.

        The ANDA applicant is required to certify or make certain representations to the FDA concerning any patents currently listed for the approved product in the FDA's Orange Book. Specifically, the applicant must certify that: (i) no relevant patent information has been filed, (ii) a listed patent has expired, (iii) a listed patent has not expired but will expire on a particular date and approval is sought after patent expiration, or (iv) a listed patent is invalid, unenforceable or will not be infringed by the marketing of the new product. The ANDA applicant may also elect to submit a section viii statement certifying that its proposed ANDA labeling does not contain (or carves out) any language regarding a patented method-of-use. If the ANDA applicant does not challenge the applicability of the listed patents, the ANDA will not be approved until all the listed patents claiming the referenced NDA product have expired.

        A certification that the ANDA product will not infringe the already approved NDA product's listed patents, or that such patents are invalid or unenforceable, is called a Paragraph IV certification. If the ANDA applicant has provided a Paragraph IV certification to the FDA, the applicant must also send notice of the Paragraph IV certification to the NDA and patent holders once the ANDA has been accepted for filing by the FDA. The NDA and patent holders may then initiate a patent infringement lawsuit in response to the notice of the Paragraph IV certification. The filing of a patent infringement lawsuit within 45 days of the receipt of a Paragraph IV certification automatically prevents the FDA from approving the ANDA until the earliest of 30 months, expiration of the patent, settlement of the lawsuit, or a decision in the infringement case that is favorable to the ANDA applicant.

        The ANDA also will not be approved until any applicable non-patent exclusivity listed in the Orange Book for the referenced product has expired.

Exclusivity

        Upon NDA approval of an NCE drug product, which is a drug that contains no active moiety that has been previously approved by the FDA in another NDA, that drug receives five years of marketing exclusivity during which the FDA can neither receive nor review any ANDA seeking approval of a generic version of that drug, nor any Section 505(b)(2) NDA, discussed in more detail below, that relies on the FDA's findings regarding that drug. Although NCE exclusivity runs for five years, an ANDA may be submitted one year before NCE exclusivity expires, if one or more patents are listed for the NCE product in the Orange Book and the ANDA or 505(b)(2) applicant submits a Paragraph IV certification. If there is no listed patent in the Orange Book, no ANDA may be filed before the expiration of the exclusivity period.

        A drug may obtain a three-year period of exclusivity for a change to the drug for which new clinical investigations (other than bioavailability studies) are required, commonly for the addition of a new indication to the labeling or a new formulation. During a three-year exclusivity period, the FDA can review, but cannot approve, an ANDA or a Section 505(b)(2) NDA for the exclusivity-protected conditions. The FDA can approve an ANDA or a Section 505(b)(2) NDA in the meantime for other conditions not protected by exclusivity.

        Additional types of exclusivity may be available, depending on the circumstances. For example, orphan drug seven-year exclusivity is available in connection with the approval of drugs for rare diseases. Pediatric exclusivity provides a six-month extension of the protections of patents and other exclusivities, if requested studies in children are performed.

Section 505(b)(2) NDAs

        Most drug products obtain FDA marketing approval pursuant to an NDA or an ANDA. A third alternative is a special type of NDA, commonly referred to as a Section 505(b)(2) NDA, which enables the applicant to rely, in part, on the FDA's findings of safety and effectiveness in the approval of a similar product or published literature in support of its application.

        Section 505(b)(2) NDAs often provide a path to FDA approval for new or improved formulations or new uses of previously approved products. Section 505(b)(2) permits the filing of an NDA where at least some of the information required for approval comes from studies not conducted by, or for, the applicant and for which the applicant has not obtained a right of reference. If the Section 505(b)(2)

applicant can establish that reliance on the FDA's previous findings of safety and effectiveness is scientifically appropriate, it may eliminate the need to conduct certain preclinical or clinical studies of the new product. The FDA may also require companies to perform additional studies or measurements to support the change from the approved product. The FDA may then approve the new product candidate for all, or some, of the label indications for which the referenced product has been approved, as well as for any new indication sought by the Section 505(b)(2) applicant.

        To the extent that the Section 505(b)(2) applicant is relying on the FDA's findings of safety and effectiveness for an already approved product, the applicant is required to certify to the FDA concerning any patents listed for the approved product in the Orange Book to the same extent that an ANDA applicant would. Thus, approval of a Section 505(b)(2) NDA can be stalled until all the listed patents claiming the referenced product have expired or a Paragraph IV certification has been made and either 30 months have passed or there has been settlement of the lawsuit or decision in the infringement case that is favorable to the Section 505(b)(2) applicant. Approval of a 505(b)(2) NDA also can be delayed until any non-patent exclusivity, such as exclusivity for obtaining approval of an NCE, listed in the Orange Book for the referenced product has expired. As with traditional NDAs, a Section 505(b)(2) NDA may be eligible for three-year marketing exclusivity, orphan drug exclusivity, and pediatric exclusivity, assuming the NDA includes appropriate reports of new clinical studies and other criteria are satisfied.

REMS

        The FDA has the authority to require a Risk Evaluation and Mitigation Strategy, commonly called a REMS, to ensure the benefits of a drug outweigh the risks. In determining whether a REMS is necessary, the FDA must consider the size of the population likely to use the drug, the seriousness of the disease or condition to be treated, the expected benefit of the drug, the duration of treatment, the seriousness of known or potential adverse events, and whether the drug is a new molecular entity. If the FDA determines a REMS is necessary, the drug sponsor must agree to the REMS plan at the time of approval. A REMS may be required to include various elements, such as a medication guide or patient package insert, a communication plan to educate HCPs of the drug's risks, limitations on who may prescribe or dispense the drug, or other measures that the FDA deems necessary to support the safe use of the drug, such as laboratory test monitoring or patient registries. In addition, the REMS must include a timetable to periodically assess the strategy. The FDA may also impose a REMS requirement on a drug already on the market if the FDA determines, based on new safety information, that a REMS is necessary to ensure that the drug's benefits outweigh its risks. The requirement for a REMS can materially affect the potential market and profitability of a drug.

        In July 2012, the FDA approved a standardized REMS for all extended release ("ER") and long-acting opioid drug products. ER formulations of morphine, oxycodone, and hydrocodone, among other opioids, are required to have a REMS. This includes ARYMO ER. In September 2017, the FDA issued letters to manufacturers of IR opioid drug products announcing the agency's intention to require a REMS for IR formulations as well, and requirements were implemented in 2018.

Disclosure of Clinical Trial Information

        Sponsors of clinical trials of FDA-regulated products, including drugs, are required to register certain clinical trials and disclose trial-related information including certain results. Information related to the product, patient population, phase of investigation, study sites and investigators, and other aspects of the clinical trial is made public as part of the registration. Sponsors are also obligated to post the results of their clinical trials after completion. Disclosure of the results of these trials can be delayed for a period of time when a new product or new indication is being studied. Competitors may use this publicly-available information to gain knowledge regarding the existence and progress of development programs.

DEA Regulation

        Zyla's product, OXAYDO—and its product candidate—Egalet-002, if approved, will be regulated as a "controlled substance," as defined in the Controlled Substances Act of 1970 ("CSA"), which establishes registration, security, recordkeeping, reporting, storage, distribution, importation, exportation and other requirements administered by the DEA. The DEA regulates the handling of controlled substances through an intended closed chain of distribution. In addition to DEA, state-controlled substance agencies and boards of pharmacy apply comparable requirements under state laws. This control extends to the equipment and raw materials used in their manufacture and packaging, accountability controls, security measures, and other controls in order to prevent loss and diversion into illicit channels of commerce. Controlled substance registrants must monitor for and report suspicious orders, as well as thefts and significant losses of controlled substances.

        The CSA and DEA regulate controlled substances as Schedule I, II, III, IV or V substances. Schedule I substances, by definition, have no recognized medicinal use in the United States, and may not be marketed or sold in the United States, although research may be performed. An approved pharmaceutical product may be listed as Schedule II, III, IV or V, with Schedule II substances considered to present the highest risk of abuse and associated harm, and Schedule V substances the lowest relative risk of abuse and associated harm among such substances. Schedule II drugs are those that meet the following characteristics:

  •
  high potential for abuse;

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  currently accepted medical use in treatment in the United States or a currently accepted medical use with severe restrictions; and

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  abuse may lead to severe psychological or physical dependence.

        OXAYDO, an IR oxycodone product designed to discourage abuse via snorting is listed by the DEA as a Schedule II controlled substance under the CSA and Zyla expects that Egalet-002, an AD, ER oxycodone product candidate, if partnered and approved, will be as well. Other companies' oxycodone products have been subject to recent scrutiny, litigation, and concerns. Consequently, the manufacturing, shipping, storing, selling and using of these products are subject to a high degree of regulation. Schedule II drugs are subject to the strictest requirements for registration, security, recordkeeping and reporting. Also, distribution and dispensing of these drugs are highly regulated. For example, all Schedule II drug prescriptions must be signed by a physician and may not be refilled without a new prescription.

        Annual registration is required for any facility that manufactures, distributes, dispenses, imports or exports any controlled substance. The registration is specific to the particular location, activity and controlled substance schedule. For example, separate registrations are needed for import and manufacturing, and each registration will specify which schedules of controlled substances are authorized.

        In addition, a DEA quota system controls and limits the availability and production of controlled substances in Schedule I or II. Distributions of any Schedule I or II controlled substance must also be accompanied by special order forms. Any of Zyla's products regulated as Schedule II controlled substances will be subject to the DEA's production and procurement quota scheme. The DEA establishes annually an aggregate quota for how much morphine and oxycodone may be produced in total in the United States based on the DEA's estimate of the quantity needed to meet legitimate scientific and medicinal needs. The limited aggregate number of opioids that the DEA allows to be produced in the United States each year is allocated among individual companies, who must submit applications annually to the DEA for individual production and procurement quotas. Zyla and its license partners and contract manufacturers receive an annual quota from the DEA that enables them to produce or procure specific quantities of Schedule I or Schedule II substances, including oxycodone hydrochloride for use in manufacturing Egalet-002 and OXAYDO. The DEA may adjust aggregate production quotas and individual production and procurement quotas from time to time during the year, although the DEA has substantial discretion in whether to make such adjustments. The quotas Zyla is provided for specific active ingredients may not be sufficient to meet commercial demand or complete clinical trials. Any delay, limitation or refusal by the DEA in establishing Zyla's or its contract manufacturers' quota for controlled substances could delay or stop its clinical trials or product launches, which could have a material adverse effect on its business, financial position, and results of operations.

        To enforce these requirements, the DEA conducts periodic inspections of registered establishments that handle controlled substances. Failure to maintain compliance with applicable requirements, particularly as manifested in loss or diversion, can result in administrative, civil or criminal enforcement action, which could have a material adverse effect on Zyla's business, results of operations and financial condition. The DEA may seek civil penalties, refuse to renew necessary registrations, or initiate administrative proceedings to revoke those registrations. In certain circumstances, violations could result in criminal proceedings.

        Individual states also independently regulate controlled substances. Zyla and its license partners and its contract manufacturers will be subject to state regulation on the distribution of these products.

International Regulation

        In addition to regulations in the United States, Zyla is subject to a variety of foreign regulations regarding safety and efficacy and governing, among other things, clinical trials and commercial sales and distribution of its products. Whether Zyla obtains FDA approval for a product, it must obtain the necessary approvals by the comparable regulatory authorities of foreign countries before it can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country and can involve additional product testing and additional review periods, and the time may be longer or shorter than that required to obtain FDA approval and, if applicable, DEA classification. The requirements governing, among other things, the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country. Regulatory approval in one country does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one country may negatively impact the regulatory process in others.

        Many foreign countries are also signatories to the internal drug control treaties and have implemented regulations of controlled substances like those in the United States. Zyla's products will be subject to such regulation which may impose certain regulatory and reporting requirements and restrict sales of these products in those countries.

        Under European Union regulatory systems, marketing authorizations for marketing exclusively in one member state may be submitted as well as for marketing in more than one member state. Such marketing authorization for several member states may be submitted under a centralized, a decentralized, or a mutual recognition procedure. The centralized procedure provides for the grant of a single marketing authorization that is valid for all European Union member states. The decentralized procedure provides for simultaneous national marketing authorizations in more than one member state. Where a national marketing authorization has already been granted, the holder of a national marketing authorization may apply to the remaining member states for mutual recognition of the marketing authorization. Within 90 days of receiving the applications and assessment report, each member state must decide whether to recognize approval. If there is disagreement as to whether approval should be recognized, the matter is discussed and decided by all concerned member states. If the concerned member states cannot reach an agreement, then the matter is considered by the European Commission, and, in such a case, the national marketing authorizations must be consistent with the Commission's decision.

        In addition to regulations in Europe and the United States, Zyla will be subject to a variety of other foreign regulations governing, among other things, the conduct of clinical trials, pricing and reimbursement, marketing, and commercial distribution of its products. If Zyla fails to comply with applicable foreign regulatory requirements, it may be subject to fines, suspension or withdrawal of regulatory approvals, product recalls, seizure of products, operating restrictions and criminal prosecution.

Other Healthcare Laws and Compliance Requirements

        In the United States, the research, manufacturing, distribution, sale, and promotion of drug products are potentially subject to regulation by various federal, state and local authorities in addition to the FDA, including the Centers for Medicare & Medicaid Services ("CMS"), other divisions of the U.S. Department of Health and Human Services ("HHS") (e.g., the Office of Inspector General (the "OIG")), the U.S. Department of Justice, state Attorneys General, and other state and local government agencies. For example, pharmaceutical manufacturers' activities (including sales and marketing activities, as well as scientific/educational grant programs, among other activities) are subject to fraud and abuse laws, such as the federal Anti-Kickback Statute, the federal False Claims Act, as amended, and similar state laws. Typically, pricing and rebate programs must comply with the Medicaid Drug Rebate Program requirements of the Omnibus Budget Reconciliation Act of 1990, as amended, and the Veterans Health Care Act of 1992, as amended. If products are made available to authorized users of the Federal Supply Schedule of the General Services Administration, additional laws and requirements apply. These activities are also potentially subject to federal and state consumer protection and unfair competition laws.

        The federal Anti-Kickback Statute prohibits any person or entity, including a prescription drug manufacturer, or a party acting on its behalf, from knowingly and willfully soliciting, receiving, offering or providing remuneration, directly or indirectly, to induce another to (i) refer an individual for the furnishing of a pharmaceutical product for which payment may be made under a federal healthcare program, such as Medicare or Medicaid ("covered product"); (ii) purchase or order any covered product; (iii) arrange for the purchase or order of a covered product; or (iv) recommend a covered product. This statute has been interpreted broadly to apply to a wide range of arrangements between pharmaceutical manufacturers and others, including, but not limited to, any exchange of remuneration between a manufacturer and prescribers (such as physicians), purchasers, pharmacies, pharmacy benefit managers ("PBMs"), formulary managers, group purchasing organizations, hospitals, clinics and other HCPs and patients. The term "remuneration" has been broadly interpreted to include anything of value, including, for example, gifts, discounts, and rebates, "value-added" services, the furnishing of supplies or equipment at no charge, credit arrangements, payments of cash, waivers of payments, ownership interests, and providing anything at less than its fair market value. Although there are several statutory exceptions and regulatory safe harbors protecting certain business arrangements from prosecution, the exceptions and safe harbors are drawn narrowly and practices that involve remuneration intended to induce referrals, prescribing, purchasing, or recommending covered products may be subject to scrutiny if they do not qualify for an exception or safe harbor.

        Additionally, many states have adopted laws like the federal Anti-Kickback Statute, and some of these state prohibitions apply, in at least some cases, to the referral of patients for healthcare items or services reimbursed by any third-party payor—not only the Medicare and Medicaid programs—and do not contain safe harbors. Violations of fraud and abuse laws such as the Anti-Kickback Statute may be punishable by criminal or civil sanctions and/or exclusion from federal healthcare programs (including Medicare and Medicaid). Zyla's arrangements and practices may not, in every case, meet all criteria for applicable exceptions and/or safe harbors for the Anti-Kickback Statute, and thus would not be immune from prosecution under the Statute. Additionally, Anti-Kickback Statute and similar state laws are subject to differing interpretations and may contain ambiguous requirements or require administrative guidance for implementation. Finally, some of the safe harbor rules are currently under review for potential revision. Given these variables, Zyla's activities could be subject to the penalties under the Anti-Kickback Statute and similar authorities.

        The federal False Claims Act imposes liability on any person or entity that, among other things, knowingly presents, or causes to be presented, a false or fraudulent claim for payment by a federal healthcare program. The "qui tam" provisions of the False Claims Act allow a private individual to bring civil actions on behalf of the federal government alleging that the defendant has violated the False Claims Act, and to share in any monetary recovery. In recent years, the number of suits brought by private individuals has increased dramatically. In addition, various states have enacted false claims laws analogous to the False Claims Act. Many of these state laws apply where a claim is submitted to any third-party payor, not merely a federal healthcare program.

        There are many potential bases for liability under the False Claims Act. Liability arises, primarily, when an entity knowingly submits, or causes another to submit, a false claim for reimbursement to the federal government. The False Claims Act has been used to assert liability based on inadequate care, kickbacks and other improper referrals, improperly reported government pricing metrics, such as Best Price or Average Manufacturer Price, improper use of Medicare numbers when detailing the provider of services, improper promotion of off-label uses not expressly approved by the FDA in a drug's label, and allegations as to misrepresentations with respect to the services rendered. Zyla's activities relating to the reporting of discount and rebate information and other information affecting federal, state, and third-party reimbursement of its products, and the sale and marketing of its products and its service arrangements or data purchases, among other activities, may be subject to scrutiny under these laws.

        Zyla is unable to predict whether it would be subject to actions under the False Claims Act or a similar state law, or the impact of such actions. However, the cost of defending such claims, as well as any sanctions imposed, could adversely affect Zyla's financial performance. Also, the federal Health Insurance Portability and Accountability Act of 1996 ("HIPAA") created several federal crimes, including healthcare fraud and false statements relating to healthcare matters. The healthcare fraud statute prohibits knowingly and willfully executing a scheme to defraud any healthcare benefit program, including private third-party payors. The false statements statute prohibits knowingly and willfully falsifying, concealing, or covering up a material fact or making any materially false, fictitious, or fraudulent statement about the delivery of or payment for healthcare benefits, items or services.

        In addition, Zyla's marketing activities may be limited by data privacy and security regulation by both the federal government and the states in which Zyla conducts its business. For example, HIPAA and its implementing regulations established standards for "covered entities," which are certain HCPs, health plans and healthcare clearinghouses, regarding the security and privacy of protected health information. While Zyla is not a covered entity under HIPAA, many of its customers are, and this limits the information they can share with Zyla. The Health Information Technology for Economic and Clinical Health Act ("HITECH") expanded the applicability of HIPAA's privacy, security, and breach notification standards. Among other things, HITECH makes HIPAA's security and breach standards (and certain privacy standards) directly applicable to "business associates," which are entities that perform certain services on behalf of covered entities involving the exchange of protected health information. HITECH also increased the civil and criminal penalties that may be imposed against covered entities, business associates, and possibly other persons, and gave state attorneys general new authority to file civil actions for damages or injunctions in federal courts to enforce the federal HIPAA laws and seek attorney's fees and costs associated with pursuing federal civil actions. While Zyla does not currently perform any services that would render it a business associate under HIPAA/HITECH, it is possible that it may provide such services in the future and would be subject to the applicable provisions of HIPAA/HITECH. Finally, Zyla is likely to be directly subject to state privacy and security laws, regulations and other authorities—specifically including the California Consumer Privacy

Act—which may limit its ability to use and disclose identifiable information, and may impose requirements related to safeguarding such information, as well as reporting on breaches.

        Additionally, the federal Open Payments program, created under Section 6002 of the ACA and its implementing regulations, requires that manufacturers of prescription drugs for which payment is available under Medicare, Medicaid or the Children's Health Insurance Program (with certain exceptions) report annually to HHS information related to "payments or other transfers of value" provided to U.S. "physicians" (defined to include doctors, dentists, optometrists, podiatrists and chiropractors) and "teaching hospitals." The Open Payments program also requires that manufacturers and applicable group purchasing organizations report annually to HHS ownership and investment interests held in them by physicians (as defined above) and their immediate family members. Manufacturers' reports are filed annually with the CMS by March 31, covering the previous calendar year. CMS posts disclosed information on a publicly available website annually by June 30.

        There are also an increasing number of state laws that regulate or restrict pharmaceutical manufacturers' interactions with HCPs licensed in the respective states. Beyond prohibiting the provision of certain payments or items of value, these state laws require pharmaceutical manufacturers to, among other things, establish comprehensive compliance programs, adopt marketing codes of conduct, file periodic reports with state authorities regarding sales, marketing, pricing, and other activities, and register/license their sales representatives. A number of state laws require manufacturers to file reports regarding payments and items of value provided to HCPs (similar to the federal Open Payments program). Many of these laws contain ambiguities as to what is required to comply with the laws. These laws may affect Zyla's sales, marketing, and other promotional activities by imposing administrative and compliance burdens on Zyla. Given the lack of clarity with respect to these laws and their implementation, despite Zyla's best efforts to act in full compliance, its reporting actions could be subject to the penalty provisions of the pertinent state and federal authorities.

        Because of the breadth of these laws and the narrowness of available statutory and regulatory exemptions, it is possible that some of Zyla's business activities could be subject to challenge under one or more of such laws. If Zyla's operations are found to be in violation of any of the federal and state laws described above or any other governmental regulations that apply to it, Zyla may be subject to penalties—including criminal and significant civil monetary penalties, damages, fines, imprisonment, exclusion from participation in government healthcare programs, injunctions, recall or seizure of products, total or partial suspension of production, denial or withdrawal of pre-marketing product approvals, private qui tam actions brought by individual whistleblowers in the name of the government, or refusal to allow Zyla to enter into supply contracts including government contracts and the curtailment or restructuring of its operations—any of which could adversely affect Zyla's ability to operate its business and its results of operations. With respect to any of Zyla's products sold in a foreign country, it may be subject to similar foreign laws and regulations, which may include, for instance, applicable privacy laws and post-marketing requirements, including safety surveillance, anti-fraud and abuse laws, and implementation of corporate compliance programs, and reporting of payments or transfers of value to healthcare professionals.

Impact of Public Pressure on Drug Pricing, Healthcare Reform and Legislation Impacting Payor Coverage

        The pricing and reimbursement of Zyla's pharmaceutical products is partially dependent on government regulation. Zyla must offer discounted pricing or rebates on purchases of pharmaceutical products under various federal and state healthcare programs, including: CMS' Medicaid Drug Rebate Program, Medicare Part B Program and Medicare Part D Coverage Gap Discount Programs, the U.S. Department of Veterans Affairs' Federal Supply Schedule Program, and the Health Resources and Services Administration's 340B Drug Pricing Program. Zyla must also report specific prices to government agencies under healthcare programs, such as the Medicaid Drug Rebate Program and

Medicare Part B Program. The calculations necessary to determine the prices reported are complex and the failure to report prices accurately may expose Zyla to penalties.

        In the United States, federal and state government healthcare programs and private third-party payors routinely seek to manage utilization and control the costs of Zyla's products. In the United States, there is an emphasis on managed healthcare, which may put additional pressure on pharmaceutical drug pricing, and reimbursement and usage, and adversely affect Zyla's future product sales and results of operations. These pressures can arise from rules and practices of managed care groups, including formulary coverage and positioning, laws and regulations related to Medicare, Medicaid and healthcare reform, pharmaceutical reimbursement policies, and pricing in general.

        Efforts by federal and state government officials or legislators to implement measures to regulate prices or payment for pharmaceutical products—including legislation on drug importation—could adversely affect Zyla's business if implemented. Recently, there has been considerable public and government scrutiny of pharmaceutical pricing, resulting in proposals to address the perceived high cost of pharmaceuticals, and drug pricing continues to be an agenda item at both the federal and state level.

        For example, in 2018, the Trump administration released the Blueprint to Lower Drug Prices and Reduce Out-of-Pocket Costs (the "Blueprint"). Certain proposals in the Blueprint, and related drug pricing measures proposed since its publication, could cause significant operational and reimbursement challenges for the pharmaceutical industry. Additionally, CMS solicited public comments on potential changes to payment for certain Medicare Part B drugs, including reducing the Medicare payment amount for selected Medicare Part B drugs so that they are more closely aligned with international drug prices. In 2019, the White House Office of Management and Budget released a proposed rule submitted by the OIG to remove Anti-Kickback Statute Discount Safe Harbor protections for drug rebates paid by manufacturers to insurance plans and PBMs for Medicare Part D and Managed Medicaid, and to create new safe harbors, among other proposed changes. There have also been several recent state legislative efforts to address drug costs, which have generally focused on increasing transparency around drug costs or limiting drug prices. Certain state legislation has been subject to legal challenges. Adoption of new legislation regulating drug pricing and/or drug price transparency at the federal and/or state level could further affect demand for, or pricing of, Zyla's products.

        The U.S. pharmaceutical industry has already been significantly affected by major legislative initiatives, including, for example, the ACA. The ACA, among other things, imposes a significant annual fee on companies that manufacture or import branded prescription drug medicines. It also contains substantial provisions intended to broaden access to health insurance, reduce or constrain the growth of healthcare spending, and impose additional health policy reforms—any or all of which may affect Zyla's business. Since its enactment, there have been judicial and Congressional challenges to numerous provisions of the ACA. Zyla continues to face uncertainties due to federal legislative and administrative efforts to repeal, substantially modify, or invalidate some or all of the provisions of the ACA.

        Any future healthcare reform efforts, including those related specifically to the ACA, and any that further limit coverage and reimbursement of pharmaceutical products, may adversely affect Zyla's business and financial results. Any reduction in reimbursement from Medicare or other government programs may result in a similar reduction in payments from private payors. For example, effective January 1, 2019, the Bipartisan Budget Act of 2018, amended, among other changes, the ACA to close the coverage gap in most Medicare Part D prescription drug plans (also known as the Medicare Part D "Donut Hole"), and increased the percentage that a drug manufacturer must discount the cost of prescription drugs from 50 percent under current law to 70 percent. This 70 percent manufacturer discount also applies to 2020. The implementation of cost-containment measures or other healthcare reforms may prevent Zyla from being able to generate revenue, attain profitability, or commercialize its products.

Third-Party Payor Coverage and Reimbursement

        The commercial success of Zyla's products and product candidates, if and when approved, is partially dependent on the availability of coverage and adequate reimbursement from public (i.e., federal and state government) and private (i.e., commercial) payors. These third-party payors may deny coverage or reimbursement for a product or therapy—either in whole or in part—if they determine that the product or therapy was not medically appropriate or necessary. Also, third-party payors will continue to control costs by limiting coverage through the use of formularies and other cost-containment mechanisms, and the amount of reimbursement for particular procedures or drug treatments.

        As discussed above, the cost of pharmaceuticals continues to generate substantial governmental and third-party payor interest. Zyla expects that the pharmaceutical industry will experience pricing pressures, given the trend toward managed healthcare, the increasing influence of managed care organizations, and additional regulatory and legislative proposals. Zyla's results of operations and business could be adversely affected by current and future third-party payor policies, as well as healthcare legislative reforms.

        Some third-party payors also require pre-approval of coverage for new or innovative drug therapies before they will reimburse HCPs who use such therapies. While Zyla cannot predict whether any proposed cost-containment measures will be adopted or otherwise implemented in the future, these requirements or any announcement or adoption of such proposals could have a material adverse effect on Zyla's ability to obtain adequate prices for its product candidates and to operate profitably.

        In international markets, reimbursement and healthcare payment systems vary significantly by country, and many countries have instituted price ceilings on specific products and therapies. There can be no assurance that Zyla's products will be considered medically reasonable and necessary for a specific indication, that Zyla's products will be considered cost-effective by third-party payors, that an adequate level of reimbursement will be available, or that the third-party payors' reimbursement policies will not adversely affect Zyla's ability to sell its products profitably.

The Foreign Corrupt Practices Act

        The Foreign Corrupt Practices Act (the "FCPA"), prohibits any U.S. individual or business from paying, offering or authorizing payment or offering of anything of value, directly or indirectly, to any foreign official, political party or candidate for influencing any act or decision of the foreign entity to assist the individual or business in obtaining or retaining business. The FCPA also obligates companies whose securities are listed in the United States to comply with accounting provisions requiring the companies to maintain books and records that accurately and fairly reflect all transactions of the companies, including international subsidiaries, and to devise and maintain an adequate system of internal accounting controls for international operations.

Other Regulatory Requirements and Challenges to Regulatory Actions

        Zyla is also subject to various laws and regulations regarding laboratory practices, the experimental use of animals, and the use and disposal of hazardous or potentially hazardous substances in connection with its research and other environmental and safety regulations. In each of these areas, as above, the FDA or other responsible regulatory agency has broad regulatory and enforcement powers, including, among other things, the ability to issue adverse inspection findings and require corrective action, levy fines and civil penalties, suspend or delay issuance of approvals, seize or recall products, and withdraw approvals, any one or more of which could have a material adverse effect on Zyla. Companies may petition governmental agencies, including the FDA, to discuss or take action with regard to regulatory decisions made relating to a product, product candidate or Zyla itself.

Employees

        As of February 28, 2020, Zyla has 127 employees, of which 126 are employed in the United States and one is employed in Denmark. Of its employees, 91 are in sales and marketing and 36 are in administration. Per the Danish Salaried Act, Danish employees have the right to be represented by a labor union. Zyla considers its employee relations to be good.

Available Information

        Zyla files electronically with the SEC annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13 or 15(d) of the Exchange Act. The SEC maintains an Internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. Copies of Zyla's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports for insiders and any amendments to these reports filed with or furnished to the SEC are available free of charge through Zyla's internet website (www.zyla.com) as soon as reasonably practicable after filing with the SEC. Zyla uses the Investor Relations section of its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of Zyla's website, in addition to following press releases, SEC filings and public conference calls and webcasts.

        In addition, Zyla makes available free of charge on its internet website:

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  its Code of Conduct;

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  the charter of its Nominating and Corporate Governance Committee;

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  the charter of its Compensation Committee; and

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  the charter of its Audit Committee.

Property

        Zyla's corporate headquarters are located in Wayne, Pennsylvania, where Zyla leases 19,797 square feet of office space under a lease agreement that expires in February 2022 unless terminated earlier. Zyla terminated the lease for its research laboratory, pilot manufacturing and administrative facility located in Vaerlose, Denmark in February 2019.

        Zyla believes that its existing facilities are adequate for its current needs.

Legal Proceedings

        On January 27, 2017 and February 10, 2017, respectively, two putative securities class actions were filed in the U.S. District Court for the Eastern District of Pennsylvania that named as defendants Egalet Corporation (now known as Zyla) and former officers Robert S. Radie, Stanley J. Musial and Jeffrey M. Dayno (the "Officer Defendants" and together with Egalet Corporation, the "Defendants"). These two complaints, captioned Mineff v. Egalet Corp. et al., No. 2:17-cv-00390-MMB and Klein v. Egalet Corp. et al., No. 2:17-cv-00617-MMB, assert securities fraud claims under Sections 10(b) and 20(a) of the Exchange Act on behalf of putative classes of persons who purchased or otherwise acquired Egalet Corporation securities between December 15, 2015 and January 9, 2017 and seek damages, interest, attorneys' fees and other expenses. On May 1, 2017, the Court entered an order consolidating the two cases (the "Securities Class Action Litigation") before it, appointing the Egalet Investor Group (consisting of Joseph Spizzirri, Abdul Rahiman and Kyle Kobold) as lead plaintiff and approving their selection of lead and liaison counsel. On July 3, 2017, the plaintiffs filed their consolidated amended complaint, which named the same Defendants and also asserted claims for purported violations of Sections 10(b) and 20(a) of the Exchange Act. Plaintiffs brought their claims individually and on behalf of a putative class of all persons who purchased or otherwise acquired shares of Egalet Corporation between November 4, 2015 and January 9, 2017 inclusive. The consolidated amended complaint based its claims on allegedly false and/or misleading statements and/or failures to disclose information about the likelihood that ARYMO ER would be approved for intranasal AD labeling. The Defendants moved to dismiss the consolidated amended complaint on September 1, 2017 (the "Motion to Dismiss"), the plaintiffs filed their opposition on October 31, 2017, and the Defendants filed their reply on December 8, 2017. The Court heard oral arguments on the Motion to Dismiss on February 20, 2018 and entered an order pursuant to which the plaintiffs filed a motion for leave to file a second amended complaint on March 6, 2018. The Defendants responded on March 20, 2018 and the plaintiffs filed their reply on March 27, 2018. The Court heard oral arguments on the plaintiffs' motion for leave to file a second amended complaint on July 12, 2018. On August 2, 2018, the Court granted the Defendants' Motion to Dismiss and dismissed the Securities Class Action Litigation with prejudice. On August 31, 2018, plaintiffs filed their notice of appeal with the United States Court of Appeal for the Third Circuit. On November 7, 2018, the Defendants filed a notice of suggestion of bankruptcy and unopposed motion to stay the appeal as to the Officer Defendants (the appeal was automatically stayed as to Zyla upon the Chapter 11 filing). On February 6, 2019, the Officer Defendants filed a Notice of Lifting of Automatic Stay of Proceedings and Discharge of Subordinated Claims, as plaintiffs' claim against Zyla was extinguished as part of the bankruptcy, which restarted the appellate process. On April 22, 2019, plaintiffs filed their brief with the United States Court of Appeals for the Third Circuit. Defendants filed their brief on May 22, 2019 and Plaintiffs filed their reply on June 12, 2019 and the parties are currently awaiting the Court's decision. Zyla disputes the allegations in the lawsuit and intend to defend these actions vigorously. Zyla cannot determine the likelihood of, nor can it reasonably estimate the range of, any potential loss, if any, from this lawsuit.

        In March 2018, Novitium Pharma LLC ("Novitium") notified iCeutica Pty Ltd. and Iroko Pharmaceuticals, LLC that Novitium had submitted an ANDA to the FDA requesting permission to manufacture and market a generic version of VIVLODEX® (meloxicam). In the notice, Novitium alleges that its generic product will not infringe any claim of U.S. Patent Nos. 9,526,734; 9,526,734; and 9,649,318. On April 20, 2018, Plaintiffs iCeutica Pty Ltd and Iroko Pharmaceuticals, LLC filed a complaint in the District Court for the District of Delaware alleging infringement of United States Patent Nos. 9,526,734, 9,649,318, and 9,808,468 by Novitium under 35 U.S.C. sections 271(e)(2) and 271(a)-(c). With Zyla's acquisition of certain assets of Iroko and the assignment of Iroko's exclusive license to U.S. Patent Nos. 9,526,734; 9,526,734; and 9,649,318 to Zyla, Egalet Corporation was substituted for Iroko as a Plaintiff in this matter. The parties settled the lawsuit, with no cash payment required by Zyla, and Plaintiffs filed a motion to dismiss the case. The Court dismissed the suit on January 22, 2020.

        On May 1, 2019, Zyla was served in a lawsuit entitled International Brotherhood of Electrical Workers Local 728 Family Healthcare Plan v. Allergan, PLC, et al., which was filed in the Philadelphia County Court of Common Pleas (and subsequently coordinated with similar cases and transferred to the Delaware County Court of Common Pleas) on March 29, 2019 in which Zyla was named as a defendant. In the lawsuit, plaintiff alleges that Zyla, along with numerous other named defendants, manufactured, promoted, sold and distributed branded and generic opioid pharmaceutical products in the Commonwealth of Pennsylvania, State of Florida and the City of Philadelphia. Plaintiffs assert that the defendants' conduct has exacted a financial burden on the plaintiff which has unnecessarily spent considerably more on costs directly attributable to opioid use and over-use in the Commonwealth of Pennsylvania and City of Philadelphia. On December 18, 2019, Plaintiffs filed a Stipulation of Dismissal, which has not yet been signed by the judge and ordered by the Court as the matter is currently stayed. Zyla cannot determine the likelihood of, nor can it reasonably estimate the range of, any potential loss, if any, from this lawsuit.

        On August 7, 2019, Zyla filed a lawsuit in the Court of Chancery of the State of Delaware against iCeutica Inc. and iCeutica Pty Ltd. (together, the "Defendants") seeking, among other things, declaratory and injunctive relief relating to the Defendants' demand under the iCeutica License Agreement described below under "—Intellectual Property", for reimbursement for patent activities in countries outside the United States which Zyla has expressly told the Defendants are unreasonable in light of Zyla's current plans. Zyla asked the Court to prohibit the Defendants from terminating the license agreement and to toll the cure period under the License Agreement pending resolution of the dispute. On August 30, 2019, the Court granted a Status Quo Order that extended the cure period until 30 days after the date of the Court's decision on the merits in the case. On January 27, 2020, the parties entered into a settlement that provided for, among other things, (i) the dismissal of the lawsuit with prejudice, (ii) the reimbursement by Zyla of certain costs incurred by Defendants during 2019 to prepare, prosecute and maintain certain patent applications and patents; (iii) the entry by the parties into a Second Amended and Restated Nano-Reformulated Compound License Agreement; and (iv) the entry into mutual releases related to the subject matter of the lawsuit. On January 28, 2020, the suit was dismissed with prejudice.

Market Information

        Zyla's stock is traded on the OTCQX Bulletin Board under the symbol "ZCOR".

Stockholders

        As of March 26, 2020, there were 3 record holders for shares of Zyla Common Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information regarding Zyla's equity compensation plans as of December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—		—
Equity compensation plans not approved by security holders(1)	1,199,500	$2.69	(2)	873,585

Total	1,199,500	$2.69	(2)	873,585

(1)
These securities consist of options and restricted stock issued under the Stock Plan to Zyla's employees, directors and consultants. Under the Stock Plan, options, stock appreciation rights, restricted stock, RSUs, common stock and deferred stock may be granted, but the Stock Plan does not separately segregate the shares used for each type of award. As of December 31, 2019, under the 2019 Stock Plan there were separate pools for executives (1,433,333 shares) and nonexecutive employees and directors (716,667 shares).

(3)
This is the weighted average exercise price of options outstanding under the 2019 Stock Plan. RSUs issued under the 2019 Stock Plan do not have an exercise price.

Dividend Policy

        Zyla has never declared or paid any cash dividends on its capital stock. Zyla currently intends to retain all available funds and any future earnings to support its operations and finance the growth and development of its business. Zyla does not intend to pay cash dividends on its common stock for the foreseeable future.

        In addition, the Merger Agreement generally restricts, subject to certain limited exceptions, including, without limitation, Assertio's prior written consent, Zyla's ability to pay dividends on its common stock during the interim period between the execution of the Merger Agreement and the consummation of the Merger (or the date on which the Merger Agreement is earlier terminated).

 SELECTED FINANCIAL DATA

        The selected financial data of Zyla set forth below is derived from Zyla's audited consolidated financial statements and may not be indicative of future operating results. The following selected consolidated financial data of Zyla should be read in conjunction with Zyla's "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus. References to "Successor" or "Successor Company" relate to the financial position and results of operations of reorganized Zyla subsequent to January 31, 2019. References to "Predecessor" or "Predecessor Company" relate to the financial position and results of operations of Zyla prior to, and including, January 31, 2019. The selected financial data in this section are not intended to replace Zyla's Consolidated Financial Statements and the related notes. Zyla's historical results are not necessarily indicative of Zyla's future results.

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Revenue
Net product sales	$79,527	$1,775	$30,353

Total revenue	79,527	1,775	30,353
Costs and Expenses
Cost of sales (excluding amortization of product rights)	40,553	554	7,447
Amortization of product rights	12,823	171	2,107
General and administrative	22,321	5,413	24,079
Sales and marketing	32,536	2,773	33,730
Research and development	22	186	3,536
Restructuring & other charges	1,920	799	17,043
Change in fair value of contingent consideration payable	4,983	—	—

Total costs and expenses	115,158	9,896	87,942

Loss from operations	(35,631)	(8,121)	(57,589)
Other (income) expense:
Change in fair value of warrant and derivative liability	—	—	(12,292)
Interest expense, net	13,353	(52)	41,280
Other gain	(3,337)	(140)	(144)
Loss (gain) on foreign currency exchange	—	—	(1)

Total other (income) expense	10,016	(192)	28,843

Reorganization items	993	(115,169)	9,022

Net (loss) income	$(46,640)	$107,240	$(95,454)

	Successor	Predecessor
	As of December 31,
(in thousands)	2019	2018
Consolidated Balance Sheet Data:
Cash and cash equivalents	$11,965	$35,323
Total assets	230,387	61,933
Total liabilities not subject to compromise	187,996	33,705
Liabilities subject to compromise	—	139,588
Accumulated deficit	(46,640)	(388,853)
Total stockholders' (deficit) equity	42,391	(111,360)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion and analysis of Zyla's financial condition and results of operations should be read in conjunction with its historical consolidated financial statements and the related notes thereto included in this Joint Proxy Statement/Prospectus. In addition to historical information, some of the information contained in this discussion and analysis or set forth elsewhere in this Joint Proxy Statement/Prospectus, including information with respect to Zyla's plans and strategy for its business and related financing, includes forward-looking statements that involve risks and uncertainties. As a result of many factors, including those factors set forth in the "Risk Factors" section of this Joint Proxy Statement/Prospectus, Zyla's actual results could differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Overview

        Zyla is a commercial-stage life science company focused on developing and marketing important treatments for patients and HCPs. Zyla currently has a portfolio of innovative treatments for pain and inflammation. Zyla has six commercially available products: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), INDOCIN® (indomethacin) suppositories, VIVLODEX® (meloxicam), INDOCIN® oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only—CII. VIVLODEX and ZORVOLEX are SOLUMATRIX® Technology non-steroidal anti-inflammatory products. To augment its current product portfolio, Zyla continually seeks to acquire additional product candidates or approved products to develop and/or market. Zyla plans to grow its business through its commercial revenue and potential business development opportunities.

        Zyla discontinued the sale and distribution of ARYMO® ER, an ER morphine product formulated with AD properties, on September 28, 2018.

Merger Transaction with Assertio Therapeutics, Inc.

        On March 16, 2020, Zyla entered into the Merger Agreement. See Chapter I—The Agreement and Plan of Merger.

        The pendency of this transactions may impact Zyla's operations and continuation of historical trends in future periods, including for those matters referred to in the "Risk Factors" section. Therefore, the discussion and analysis of Zyla's financial condition and results of operations below may not be indicative of future operating results or financial condition for these reasons as well as for other reasons, including the potential realization of the risks identified elsewhere in this Joint Proxy Statement/Prospectus, including "Risk Factors" section or other risks and uncertainties Zyla may face. The remainder of this Management's Discussion and Analysis of Financial Condition and Results of Operations does not take into account or give any effect to the pendency or other potential impact of the Merger.

Iroko Acquisition and Restructuring

        On October 30, 2018, Zyla entered into an asset purchase agreement with Iroko pursuant to which, upon the terms and subject to the conditions set forth therein, Zyla agreed to acquire certain assets and rights of Iroko, including assets related to Iroko's marketed products VIVLODEX, TIVORBEX, ZORVOLEX and INDOCIN (indomethacin) oral suspension and suppositories ("INDOCIN"). The Iroko Acquisition closed on January 31, 2019.

        The Iroko Acquisition was to be effectuated pursuant to, and was conditioned upon, the occurrence of the effective date of the joint plan of reorganization related to the voluntary petitions for reorganization under the United States Bankruptcy Code filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on October 30, 2018.

        On October 30, 2018, Zyla entered into a restructuring support agreement with creditors holding approximately 94% in aggregate principal amount outstanding and in excess of a majority in number of its Zyla Secured Notes and approximately 67% in aggregate principal amount outstanding of its then existing 5.50% convertible notes ("5.50% Notes") and 6.50% convertible notes ("6.50% Notes") in connection with its filing of the Chapter 11 cases on October 30, 2018.

        On January 14, 2019, the Bankruptcy Court entered an order confirming the joint plan of reorganization (the "Plan"). On January 31, 2019 (the "Effective Date"), and substantially concurrent with the consummation of the Iroko Acquisition, the Plan became effective.

        Pursuant to the Plan, on the Effective Date, among other things, the following transactions occurred:

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  payment in full, in cash, of all administrative claims, statutory fees, professional fee claims and certain priority other secured claims, and general unsecured claims (or, to the extent not so paid, such amounts shall be paid as soon as practicable after the Effective Date or in the ordinary course of business, subject to the reorganized Assertio's claims and defenses);

  •
  the cancellation of all Zyla Common Stock and all other equity interests in Zyla outstanding on the Effective Date prior to consummation of the transactions; the conversion of approximately $80.0 million of claims (the "First Lien Secured Notes Claims") related to Zyla's Zyla Secured Notes into (1) $50.0 million in aggregate principal amount of Series A-1 Notes, (2) the number of shares of Zyla Common Stock (or warrants) representing, in the aggregate, 19.38% of the shares outstanding as of the Effective Date (subject to dilution only on account of the Management Incentive Plan (the "MIP") (as defined in the Plan)) (the "First Lien Equity Distribution"), (3) $20.0 million in cash less certain amounts related to adequate protection payments, and (4) cash in an amount equal to certain unpaid fees and expenses of the trustee under the indenture governing the Zyla Secured Notes;

  •
  the conversion of $48.6 million of claims (the "Convertible Notes Claims") related to Zyla's 5.50% Notes and its 6.50% Notes into the number of shares of common stock of Zyla (or warrants) representing, in the aggregate, 31.62% of the shares outstanding as of the Effective Date (subject to dilution only on account of the MIP);

  •
  the consummation of the Iroko Acquisition and other transaction contemplated by the asset purchase agreement; and

  •
  the effectiveness of the discharge, release, exculpation and injunction provisions for the benefit of the Debtors', certain of the Debtors' claimholders and certain other parties in interest, each in their capacities as such, from various claims and causes of action.

        Each of the foregoing percentages of equity in Zyla is subject to dilution solely from the shares issued or reserved for issuance under the MIP. On the Effective Date, following the consummation of the Iroko Acquisition and the other transactions contemplated by the Plan, there were 9,360,968 shares of Zyla Common Stock issued and outstanding and warrants for an aggregate of 4,972,364 shares of Zyla Common Stock.

        On the Effective Date, Zyla issued (i) an aggregate of 4,774,093 shares of common stock to the former holders of First Lien Secured Notes Claims and Convertible Notes Claims and (ii) warrants for an aggregate of 2,535,905 shares of common stock to certain holders of First Lien Secured Notes Claims and Convertible Notes Claims.

        Upon emergence from bankruptcy, Zyla adopted the provisions of Financial Accounting Standards Board Accounting Standards Codification ("ASC") 852, Reorganizations, ("fresh start accounting") which resulted in Zyla becoming a new entity for financial reporting purposes on February 1, 2019. As a result of the adoption of fresh start accounting, Zyla's consolidated financial statements subsequent to January 31, 2019 are not necessarily indicative of the results to be expected for any future year or period.

        References to "Successor" or "Successor Company" relate to the financial position and results of operations of the reorganized company subsequent to January 31, 2019. References to "Predecessor" or "Predecessor Company" relate to the financial position and results of operations of Zyla prior to, and including, January 31, 2019.

        Zyla incurred net loss of $50.2 million, net income of $107.2 million and net loss of $95.5 million for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor), and the year ended December 31, 2018 (Predecessor), respectively. Zyla recognized total revenues of $79.5 million, $1.8 million and $30.4 million for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor), and the year ended December 31, 2018 (Predecessor), respectively, which were all product sales. As of December 31, 2019, Zyla had an accumulated deficit of $50.2 million. Zyla expects to incur significant expenses and operating losses for the foreseeable future as it incurs significant commercialization expenses as it continues to grow its sales, marketing and distribution infrastructure to sell its commercial products in the United States. Additionally, Zyla expects to continue to protect and expand its intellectual property portfolio.

        Until Zyla becomes profitable, if ever, it will seek to fund its operations primarily through public or private equity or debt financings or other sources. Other additional financing may not be available to Zyla on acceptable terms, or at all. Zyla's failure to raise capital as and when needed could have a material adverse effect on its financial condition and its ability to pursue its business strategy. If Zyla is unable to raise capital when needed or on attractive terms, it could be forced to delay, reduce or eliminate its research and development programs or any future commercialization efforts. The coronavirus, as further described under "Risk Factors," also creates uncertainties and risks to Zyla's business.

Critical Accounting Policies and Significant Estimates

        Zyla's management's discussion and analysis of its financial condition and results of operations is based on its consolidated financial statements which have been prepared in accordance with "GAAP". The preparation of financial statements requires Zyla to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. On an ongoing basis, Zyla evaluates its estimates. Zyla bases its estimates on historical experience and various other assumptions that it believes to be reasonable under the circumstances, the results of which form its basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates under different assumptions or conditions. Zyla believes the following critical accounting policies reflect the more significant judgements and estimates used in the preparation of its consolidated financial statements. See Note 2 of Notes to the Consolidated Financial Statements for a complete list of its significant accounting policies.

Revenue Recognition

        Zyla adopted ASC 606 and accordingly revenue is recognized when, or as, performance obligations under the terms of a contract are satisfied, which occurs when control of the promised products or services is transferred to customers. To recognize revenue pursuant to the provisions of ASC 606, Zyla performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) Zyla satisfies a performance obligation. Zyla only applies the five-step model to contracts when it is probable that it will collect substantially all the consideration that it is entitled to in exchange for the goods or services transferred to its customers. At contract inception, once the contract is determined to be within the scope of ASC 606, Zyla assesses whether the goods or services promised within each contract are distinct to determine those that are performance obligations.

        Revenue is measured as the amount of consideration Zyla expects to receive in exchange for transferring products or services to a customer ("transaction price"). Zyla then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. To the extent that the transaction price includes variable consideration, Zyla estimates the amount of variable consideration that should be included in the transaction price to which Zyla expects to be entitled after giving effect to returns, rebates, sales allowances and other variable elements with contracts between Zyla and its customers. Variable consideration is included in the transaction price if, in Zyla's judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. Estimates of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of its anticipated performance under the contract and all information (historical, current and forecasted) that is reasonably available. Sales taxes and other taxes collected on behalf of third parties are excluded from revenue.

        When determining the transaction price of a contract, an adjustment is made if payment from a customer occurs either significantly before or significantly after performance, resulting in a significant financing component. Applying the significant financing practical expedient, Zyla does not assess whether a significant financing component exists if the period between when Zyla performs its obligations under the contract and when the customer pays is one year or less. None of its contracts contained a significant financing component during the year ended December 31, 2019.

        Zyla's existing contracts with customers contain only a single performance obligation and, as such, the entire transaction price is allocated to the single performance obligation. Should future contracts contain multiple performance obligations, those would require an allocation of the transaction price based on the estimated relative standalone selling prices of the promised products or services underlying each performance obligation. Zyla determines standalone selling prices based on observable prices or a cost-plus margin approach when one is not available.

        Zyla's performance obligations are to provide pharmaceutical products to several wholesalers or a single specialty pharmaceutical distributor. All of its performance obligations, and associated revenue, are generally transferred to customers at a point in time. Revenue is recognized at the time the related performance obligation is satisfied by transferring control of a promised good to a customer, which is typically upon delivery. Payments for invoices are generally due within 30 to 65 days of invoice date.

Product Sales Allowances

        Zyla recognizes product sales allowances as a reduction of product sales in the same period the related revenue is recognized. Product sales allowances are based on amounts owed or to be claimed on the related sales. These estimates take into consideration the terms of Zyla's agreements with customers and third-party payors that may result in future rebates or discounts taken. In certain cases, such as patient discount programs, Zyla recognizes the cost of patient discounts as a reduction of revenue based on estimated utilization. If actual future results vary, Zyla may need to adjust these estimates, which could have an effect on product revenue in the period of adjustment. Zyla's product sales allowances include:

        Product Returns.    Consistent with industry practice, Zyla generally offers customers a limited right of return for its products. Zyla estimates the amount of its product sales that may be returned by its customers and records this estimate as a reduction of revenue in the period the related product revenue is recognized. Zyla estimates product return liabilities using the expected value method based on its historical sales information and other factors that it believes could significantly impact its expected returns, including product discontinuations, product recalls and expirations, of which Zyla becomes aware. These factors include Zyla's estimate of actual and historical return rates for non-conforming product and open return requests.

        Specialty Pharmacy Fees.    Zyla offers a discount to a certain specialty pharmaceutical distributor based on a contractually determined rate. Zyla records the fees on shipment to the distributor and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

        Wholesaler and Title Fees.    Zyla pays certain pharmaceutical wholesalers and its third-party logistics provider fees based on a contractually determined rate. Zyla accrues these fees on shipments to the respective wholesalers and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

        Prompt Pay Discounts.    Zyla offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. Zyla accounts for cash discounts by reducing accounts receivable by the prompt pay discount amount and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

        Patient Discount Programs.    Zyla offers co-pay discount programs for each of its products to patients, in which patients receive a co-pay discount on their prescriptions. Zyla utilizes data provided by independent third parties to determine the total amount that was redeemed and recognize the discount as a reduction of revenue in the same period the related revenue is recognized.

        Rebates and Chargebacks.    Managed care rebates are payments to governmental agencies and third parties, primarily pharmacy benefit managers and other health insurance providers. The reserve for these rebates is based on a combination of actual utilization provided by the third party and an estimate of customer buying patterns and applicable contractual rebate rates to be earned over each period. Zyla recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Goodwill

        Goodwill is calculated as the excess of the reorganization equity value over the fair value of tangible and identifiable intangible assets pursuant to ASC 852, Reorganizations. Goodwill is not amortized but is tested for impairment at the reporting unit level at least annually or when a triggering event occurs that could indicate a potential impairment by assessing qualitative factors or performing a quantitative analysis in determining whether it is more likely than not that the fair value of net assets are below their carrying amounts. A reporting unit is the same as, or one level below, an operating segment. Zyla's operations are currently comprised of a single, entity wide reporting unit.

Intangible and Long-Lived Assets

        Long-lived intangible assets acquired as part of the SPRIX Nasal Spray acquisition, OXAYDO license and INDOCIN product rights are being amortized on a straight-line basis over their estimated useful lives of nine years, three years and nine years, respectively. Zyla estimated the useful life of the assets by considering competition by products prescribed for the same indication, the likelihood and estimated future entry of non-generic and generic competition for the same or similar indication and other related factors. The factors that drive the estimate of the life are often uncertain and are reviewed on a periodic basis or when events occur that warrant review.

        Zyla assesses the recoverability of its long-lived assets, which include property and equipment and product rights whenever significant events or changes in circumstances indicate impairment may have occurred. If indicators of impairment exist, projected future undiscounted cash flows associated with the asset are compared to the carrying amount to determine whether the asset's value is recoverable. Any resulting impairment is recorded as a reduction in the carrying value of the related asset and a charge to operating results. During the year ended December 31, 2018, Zyla recorded a charge of $0.1 million to restructuring and other charges to write off the remaining IP R&D intangible asset related to its Guardian Technology due to its decision to discontinue the manufacturing and promotion of ARYMO ER.

Stock-Based Compensation Expense

        Zyla applies the fair value recognition provisions of ASC Topic 718, Compensation—Stock Compensation. Determining the amount of share-based compensation expense to be recorded requires Zyla to develop estimates of the fair value of stock options as of their grant date. Zyla recognizes share-based compensation expense ratably over the requisite service period, which in most cases is the vesting period of the award. Calculating the fair value of share-based awards requires Zyla to make highly subjective assumptions.

        Zyla uses the Black-Scholes option pricing model to value its stock option awards. Use of this valuation methodology requires Zyla to make assumptions as to the volatility of its common stock, the expected term of its stock options, and the risk-free interest rate for a period that approximates the expected term of its stock options and its expected dividend yield.

        Zyla uses the simplified method as prescribed by the SEC Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment, to calculate the expected term of stock option grants to employees as it does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected term of stock options granted to employees. Expected volatility is based on the actual historical volatility of Zyla's stock price. Zyla utilizes a dividend yield of zero based on the fact that it has never paid cash dividends and has no current intention to pay cash dividends. The risk-free interest rate used for each grant is based on the U.S. Treasury yield curve in effect at the time of grant for instruments with a similar expected life. The weighted-average assumptions used to estimate the fair value of stock options using the Black-Scholes option pricing model were as follows for the year ended December 31, 2019:

Successor
Period from February 1, 2019 through December 31, 2019
Risk-free interest rate	1.37 - 2.27%
Expected term of options (in years)	6.00
Expected volatility	80.00%
Dividend yield	—

Acquisition-related contingent consideration

        Pursuant to the Iroko Acquisition, Zyla has obligations relating to contingent payment consideration for future royalty obligations to Iroko based upon annual INDOCIN product net sales over $20.0 million. Zyla recorded the acquisition-date fair value of these contingent liabilities, based on the likelihood of contingent earn-out payments. The earn-out payments are subsequently remeasured to fair value each reporting date. The fair value of the acquisition-related contingent consideration is remeasured each reporting period, with changes in fair value recorded in Zyla's Consolidated Statements of Operations. The royalty term commenced on the Effective Date and ends on the tenth anniversary of the Effective Date, January 31, 2029.

Income Taxes

        Zyla's income tax expense, deferred tax assets and reserves for unrecognized tax benefits reflect management's best assessment of estimated future taxes to be paid. Zyla is subject to income taxes in the United States, Denmark, and the United Kingdom ("U.K."). Significant judgments and estimates are required in determining the consolidated income tax expense, including a determination of whether and how much of a tax benefit taken by Zyla in its tax filings or positions is more likely to be realized than not.

        Zyla believes that it is more likely than not that the benefit from some of its U.S. federal, U.S. state, Denmark, and U.K. net operating loss carryforwards will not be realized. At December 31, 2019, in recognition of this risk, Zyla has provided a valuation allowance of approximately $96.9 million on the deferred tax assets relating to these net operating loss carryforwards and other deferred tax assets. If Zyla's assumptions change and it determines that it will be able to realize these net operating losses, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets at December 31, 2018 will be accounted for as a reduction of income tax expense.

        Zyla recognizes tax liabilities in accordance with ASC Topic 740—Tax Provisions and it adjusts these liabilities when its judgment changes as a result of the evaluation of new information not previously available. Due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from its current estimate of the tax liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which they are determined.

Results of Operations

Comparison of the period from February 1, 2019 through December 31, 2019 (Successor) and the period from January 1, 2019 through January 31, 2019 (Predecessor) to the Year Ended December 31, 2018 (Predecessor)

	Successor	Predecessor

	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
			Year ended December 31, 2018
				Change
(in thousands)
Revenue
Net product sales	$79,527	$1,775	$30,353	$50,949

Total revenue	79,527	1,775	30,353	50,949
Costs and Expenses
Cost of sales (excluding amortization of product rights)	40,553	554	7,447	33,660
Amortization of product rights	12,823	171	2,107	10,887
General and administrative	22,321	5,413	24,079	3,655
Sales and marketing	32,536	2,773	33,730	1,579
Research and development	22	186	3,536	(3,328)
Restructuring & other charges	1,920	799	17,043	(14,324)
Change in fair value of contingent consideration payable	4,983	—	—	8,583

Total costs and expenses	115,158	9,896	87,942	40,712

Loss from operations	(35,361)	(8,121)	(57,589)	10,237
Other (income) expense:
Change in fair value of warrant and derivative liability	—	—	(12,292)	12,292
Interest expense, net	13,353	(52)	41,280	(27,979)
Other gain	(3,337)	(140)	(144)	(3,333)
Loss (gain) on foreign currency exchange	—	—	(1)	1

Total other (income) expense	10,016	(192)	28,843	(19,019)

Reorganization items	993	(115,169)	9,022	(123,198)

Net (loss) income	$(46,640)	$107,240	$(95,454)	$152,454

Net product sales

        Net product sales increased $50.9 million to $81.3 million for the year ended December 31, 2019 compared to net product sales of $30.4 million for the year ended December 31, 2018. Net product sales for the year ended December 31, 2019 consisted of $25.3 million for SPRIX Nasal Spray, $7.1 million for OXAYDO, $41.5 million for INDOCIN products, and $7.4 million for the SOLUMATRIX products. Net product sales for the year ended December 31, 2018 consisted of $23.4 million for SPRIX Nasal Spray, $5.8 million for OXAYDO and $1.2 million for ARYMO ER.

        Zyla's ability to generate additional revenue and become profitable depends upon its ability to expand the marketing and sales of its approved products or grow its business through potential business development opportunities.

Cost of sales (excluding amortization of product rights)

        Cost of sales (excluding amortization of product rights) increased $33.7 million to $41.1 million for the year ended December 31, 2019 compared cost of sales (excluding amortization of product rights) of $7.4 million to the year ended December 31, 2018.

        Cost of sales for SPRIX Nasal Spray and OXAYDO reflect the average cost of inventory shipped to wholesalers and specialty pharmaceutical companies from January 1, 2019 to January 31, 2019. Cost of sales for SPRIX Nasal Spray, OXAYDO, SOLUMATRIX products and INDOCIN products reflects the fair value of finished goods inventory for the period from February 1, 2019 to December 31, 2019.

        Cost of sales for SPRIX Nasal Spray, OXAYDO and ARYMO ER for the year ended December 31, 2018 reflects the average cost of inventory shipped to wholesalers and specialty pharmaceutical companies during the period.

Amortization of product rights

        Amortization of product rights increased $10.9 million to $13.0 million for the year ended December 31, 2019 compared amortization of product rights of $2.1 million for the year ended December 31, 2018. Amortization of product rights relates to the INDOCIN, OXAYDO and SPRIX Nasal Spray intangible assets. The increase was due to the acquisition on January 31, 2019 of the INDOCIN product rights that were valued at $90.1 million and the increase in the value of the SPRIX Nasal Spray intangible asset to $31.9 million, offset in part by a decrease in value of the OXAYDO intangible asset as a result of a fresh start accounting.

General and administrative expenses

	Successor	Predecessor

	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
			Year ended December 31, 2018
				Change
(in thousands)
Salary and related benefits and employee costs	$7,008	$839	$8,975	$(1,128)
Legal, accounting, tax and insurance	4,473	204	3,179	1,498
Regulatory and related	2,574	503	3,288	(211)
Stock compensation	2,126	3,466	3,538	2,054
Other professional fees including public company costs	1,962	95	3,862	(1,805)
Intellectual property	1,287	3	139	1,151
Other general and administrative costs	2,891	303	1,098	2,096

Total general and administrative expenses	$22,321	$5,413	$24,079	$3,655

        General and administrative ("G&A") G&A expenses increased $3.7 million to $27.7 million for the year ended December 31, 2019 compared G&A expenses of $24.1 million to the year ended December 31, 2018. This increase was primarily attributable to $2.1 million of higher stock compensation partially offset by lower salary and related costs, $1.2 million of higher intellectual property and related costs, and $1.5 million of higher legal, accounting, tax and insurance costs. Zyla anticipates its G&A expenses will increase in the future due to growth of its commercialization efforts for its approved products and costs related to any business development activities. These increases will likely include increased costs for insurance, hiring of additional personnel and payments to outside consultants, regulatory fees, and legal and accounting fees, among other expenses.

Sales and marketing expenses

	Successor	Predecessor

	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
			Year ended December 31, 2018
				Change
(in thousands)
Salary and related benefits and employee costs	$18,510	$1,410	$20,453	$(533)
Promotional and marketing programs	9,570	657	9,407	820
Other professional fees including consultants	2,705	65	1,808	962
Stock compensation	111	444	314	241
Other sales and marketing expenses	1,640	197	1,748	89

Total sales and marketing expenses	$32,536	$2,773	$33,730	$1,579

        Sales and marketing ("S&M") expenses increased $1.6 million to $35.3 million for the year ended December 31, 2019 compared to S&M expenses of $33.7 million for the year ended December 31, 2018. The increase was primarily due to higher spending for consultants and marketing programs to support Zyla's Iroko acquired products of $1.0 million and $0.8 million, respectively, partially offset by lower employee compensation and related costs, including travel and fleet expenses, of $0.5 million. Zyla anticipates that its S&M expenses will continue to increase as it grows its commercial operations. These increases will likely include increased costs for hiring of additional personnel, outside consultants and marketing programs, among other expenses.

Research and development expenses

        Research and development ("R&D") expenses decreased $3.3 million to $0.2 million for the year ended December 31, 2019 compared to R&D expense of $3.5 million for the year ended December 31, 2018. This decrease was driven by a discontinuation of costs that did not directly support the growth of Zyla's commercial business. Zyla anticipates that its future R&D expense will continue to decline as it is seeking partners for each of its product candidates.

Restructuring and other charges

        Restructuring and other charges of $2.9 million for the year ended December 31, 2019 reflected costs of severance payments related to the reduction of executive officers and a reduction in force in Zyla's Denmark facility in January 2019.

        Restructuring and other charges of $17.0 million for the year ended December 31, 2018 reflected costs related to the discontinuation of ARYMO ER of $8.2 million and a termination payment to Halo Pharmaceuticals of $3.1 million, and legal and other professional fees of $5.8 million.

Change in fair value of acquisition-related contingent consideration

        Acquisition-related contingent consideration, which consists of Zyla's future royalty obligations to Iroko based upon annual INDOCIN product net sales over $20.0 million, was recorded on the acquisition date, January 31, 2019, at the estimated fair value of the obligation, in accordance with the acquisition method of accounting. The fair value of the acquisition-related contingent consideration is remeasured quarterly. The change in fair value of the acquisition-related contingent consideration for the period February 1, 2019 through December 31, 2019 was $5.0 million which was primarily attributable to higher revenue projections and a decrease in the applicable discount rate.

Change in fair value of warrant and derivative liability

        The interest make-whole provisions of the 6.50% Notes, as well as the warrant liability associated with the warrants issued in Zyla's July 2017 Equity offering are subject to re-measurement at each balance sheet date. Refer to Note 6—Fair Value Measurements to Zyla's Consolidated Financial Statements included in this Joint Proxy Statement/Prospectus for additional details. Zyla recognizes any change in fair value in its Consolidated Statements of Operations and Comprehensive Loss as a change in fair value of the derivative liabilities. During the year ended December 31, 2018, Zyla recognized a change in the fair value of its derivative liabilities of $12.3 million. The 6.50% Notes and warrants were cancelled as part of the reorganization.

Interest expense, net

        Interest expense, net decreased by $28.0 million for the year ended December 31, 2019 compared to the year ended December 31, 2018.

        Interest expense of $13.3 million for the year ended December 31, 2019 includes non-cash interest and amortization of debt discount totaling $6.1 million. Interest expense of $41.3 million for the year ended December 31, 2018 includes non-cash interest and amortization of debt discount totaling $38.3 million.

        Refer to Note 11 to Zyla's Consolidated Financial Statements included in this Joint Proxy Statement/Prospectus for additional details about its long-term debt at December 31, 2018.

Other gain

        Other gain of $3.5 million for the year ended December 31, 2019 consisted primarily of proceeds from the sale of TIVORBEX. Other gain of $0.1 million for the year ended December 31, 2018 consisted primarily of gains on sale of machinery and equipment in Denmark.

Reorganization items

        Reorganization items of $114.2 million for the year ended December 31, 2019 consisted of a gain on the revaluation of assets and liabilities of $91.2 million, a gain on extinguishment of debt of $30.0 million and fees of $7.0 million related to the bankruptcy and the Iroko Acquisition.

        Reorganization charges of $9.0 million for the year ended December 31, 2018 reflected costs related to the Chapter 11 Cases and consisted of legal and other professional fees incurred subsequent to the Chapter 11 filing.

Provision (benefit) for income taxes

        Zyla had no provision nor benefit for the years ended December 31, 2019 or 2018 since it has been in a full valuation allowance for federal and state purposes.

Liquidity and Capital Resources

        Due to historical net losses, Zyla has an accumulated deficit of $46.6 million and a working capital deficit of $24.1 million at December 31, 2019. Cash, cash equivalents and restricted cash totaled $12.4 million as of December 31, 2019. Zyla incurred a net loss of $46.6 million for the period February 1, 2019 through December 31, 2019, net income of $107.2 million for the period January 1, 2019 through January 31, 2019, and a net loss of $95.5 million for the year ended December 31, 2018. Zyla's operating activities used net cash of $11.0 million during the period February 1, 2019 through December 31, 2019 and provided net cash of $0.8 million for the period from January 1, 2019 through January 31, 2019. Net cash used for operating activities during the year ended December 31, 2018 was $54.8 million.

        The Merger Agreement generally requires Zyla to operate its business in the ordinary course pending consummation of the Merger, and subject to certain limited exceptions, including, without limitation, Assertio's prior written consent, it restricts Zyla from taking certain specified actions until the Merger is complete or the Merger Agreement is terminated, including, without limitation, not exceeding a certain amount in capital expenditures, not entering into certain types of contracts and other matters.

Cash Flows

Comparison of the period from February 1, 2019 through December 31, 2019 (Successor) and the period from January 1, 2019 through January 31, 2019 (Predecessor) to the Year Ended December 31, 2018 (Predecessor)

        The following table summarizes Zyla's cash flows for the period from February 1, 2019 through December 31, 2019, the period from January 1, 2019 through January 31, 2019 and the year ended December 31, 2018:

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
			Year ended December 31, 2018

(in thousands)
Net cash provided by (used in):
Operating activities	$(10,964)	$822	$(54,814)
Investing activities	4,970	—	55,209
Financing activities	914	(19,104)	3,912
Effect of foreign currency translation on cash	(2)	6	(74)

Net increase (decrease) in cash, cash equivalents and restricted cash	$(5,082)	$(18,276)	$4,233

Cash Flows from Operating Activities

        Net cash used in operating activities for the period from February 1, 2019 through December 31, 2019 was $11.0 million and consisted primarily of a net loss of $46.6 million. The net loss was partially offset by non-cash adjustments of $13.6 million for depreciation and amortization expense, $6.1 million of non-cash interest and amortization of debt discount, and $5.0 million due to the change in fair value of contingent consideration. Net cash outflows from changes in operating assets and liabilities of $9.6 million consisted of an increase in accounts receivable of $21.6 million, offset by a decrease in inventory of $24.8 million and an increase in accounts payable and accrued expenses of $8.0 million.

        Net cash provided by operating activities for the period from January 1, 2019 through January 31, 2019 was $0.8 million and consisted primarily of net income of $107.2 million. In addition to net income, there were reorganization items of $121.1 million. Net cash inflows from changes in operating assets and liabilities of $10.4 million primarily consisted of a decrease in accounts receivable of $3.9 million, a decrease in other receivables of $0.7 million and a decrease in accrued expenses of $5.2 million.

        Net cash used in operating activities was $54.8 million for the year ended December 31, 2018 and included a net loss of $95.5 million. Net non-cash adjustments to reconcile net loss to net cash provided by operations were $40.9 million and included non-cash interest and Zyla Secured Notes redemption premium of $38.3 million, the write-down of ARYMO assets for $6.9 million, and depreciation and amortization expenses of $4.2 million, partially offset by a $12.3 million change in fair value of Zyla's derivative liability. Net cash inflows from changes in operating assets and liabilities consisted of an increase in accounts receivable of $4.3 million, and a decrease in accounts payable of $1.6 million, offset by an increase an increase in accrued expenses of $6.1 million.

Cash Flows from Investing Activities

        Net cash provided by investing activities for the period from February 1, 2019 through December 31, 2019 was $5.0 million and consisted of cash inflows of $5.0 million for the maturity and sale of investments.

        Net cash provided by investing activities for the year ended December 31, 2018 was $55.2 million and consisted primarily of the maturity of investments of $74.2 million, offset by cash outflows of $23.5 million for the purchase of investments.

Cash Flows from Financing Activities

        Net cash provided by financing activities was $0.9 million for the period from February 1, 2019 through December 31, 2019 and consisted of net proceeds from the Highbridge Credit Agreement, net of principal repayments, and payments of contingent consideration.

        Net cash used in financing activities was $19.1 million for the period from January 1, 2019 through January 31, 2019 and consisted of repayments to former Zyla Secured Noteholders.

        Net cash provided by financing activities was $3.9 million for the year ended December 31, 2018 and included $5.2 million in net proceeds from the issuance of Zyla Common Stock under its "at-the-market" offering.

Operating and Capital Expenditure Requirements

        Zyla has not achieved profitability since its inception, and it expects to continue to incur net losses for the foreseeable future. Zyla's primary uses of capital are, and it expects will continue to be, compensation and related expenses, sales and marketing expenses, commercial infrastructure, legal and other regulatory expense, business development opportunities and general overhead costs, including interest and principal repayments on indebtedness.

        To date, Zyla has been unable to achieve profitability, and with just its existing products and product candidates, Zyla believes it may never achieve profitability in the future.

        All of Zyla's employees are located in the U.S., with the exception of one employee located in Denmark. In addition to Zyla's employees, Zyla relies on (i) its partners, wholesalers, distributors and third party logistics provider in connection with its commercial efforts, and (ii) contract manufacturers and suppliers primarily in the United States in connection with the manufacture of its products. If Zyla or any of these third party partners encounter any disruptions to its or their respective operations or facilities, or if Zyla or any of these third party partners were to shut down for any reason, including by fire, natural disaster, such as a hurricane, tornado or severe storm, power outage, systems failure, labor dispute, pandemic or other unforeseen disruption, then Zyla or they may be prevented or delayed from effectively operating its or their business, respectively.

        Until such time, if ever, as Zyla can generate substantial product revenues, Zyla expects to finance its cash needs through a combination of equity or debt financings and collaboration arrangements. In order to meet these additional cash requirements, Zyla may seek to sell additional equity or convertible debt securities that may result in dilution to holders of Zyla Common Stock. The indenture that governs the Zyla Secured Notes contains covenants that, among other things, restricts Zyla's ability to issue additional indebtedness other than pursuant to the Revolving Credit Facility. Although Zyla's ability to issue additional indebtedness is expected to be significantly limited by such covenants, if Zyla raises additional funds through the issuance of convertible debt securities, these securities could have rights senior to those of Zyla Common Stock and could contain covenants that restrict its operations. Zyla may also seek to raise additional financing through the issuance of debt which, if available and permitted pursuant to the documents governing the Zyla Secured Notes and any other indebtedness it may incur in the future, may involve agreements that include restrictive covenants limiting its ability to take important actions, such as incurring additional debt, making capital expenditures or declaring dividends. If Zyla raises additional funds through collaboration arrangements in the future, it may have to relinquish valuable rights to its technologies, future revenue streams or product candidates or grant licenses on terms that may not be favorable to it. There can be no assurance that Zyla will be able to obtain additional equity or debt financing on terms acceptable to it, if at all. If Zyla is unable to raise capital when needed or on attractive terms, it could be forced to delay, reduce or eliminate its R&D programs or any future commercialization efforts or grant rights to develop and market product candidates that it would otherwise prefer to develop and market itself. In addition, certain agreements Zyla entered into in connection with the consummation of the Iroko Acquisition and the Chapter 11 Cases will further restrict and limit its ability to raise additional capital, including agreements with respect to pre-emptive rights. Accordingly, Zyla's ability to raise additional capital may be restricted by these agreements as well. Refer to Note 21 to Zyla's Consolidated Financial Statements included in this Joint Proxy Statement/Prospectus for additional details.

        As of December 31, 2019, Zyla had cash and cash equivalents, and restricted cash of $12.4 million. Given the uncertainty with respect to the various factors and assumptions underlying the previously disclosed date through which Zyla estimated that its cash and cash equivalents would be sufficient to fund its future cash requirements, Zyla is no longer in a position to provide such forward-looking information.

        Please see "Risk Factors" for additional risks associated with Zyla's substantial capital requirements.

        Zyla has employment agreements with its executive officers that require the funding of a specific level of payments if specified events occur, such as a change in control or termination without cause.

        In addition, in the course of normal business operations, Zyla has agreements with contract service providers to assist in the performance of its commercial and manufacturing activities. Zyla can elect to discontinue the work under these agreements at any time. Zyla could also enter into additional collaborative research, contract research, manufacturing and supplier agreements in the future, which may require upfront payments or long-term commitments of cash.

Contractual Obligations and Purchase Commitments

	Payments Due By Period
(in thousands)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Operating lease obligations(1)	$3,367	$1,273	$1,861	$233	$—
13% Series A-1 Notes(2)	74,281	7,794	19,029	47,458	—
13% Series A-2 Notes(3)	66,852	7,014	17,126	42,712	—
Promissory Note(4)	5,019	5,019	—	—	—
Credit agreement(5)	6,137	514	5,623	—	—
Supply Agreement—Cosette Pharmaceuticals(6)	6,480	6,480	—	—	—
Supply Agreement—Catalent(7)	1,000	500	500	—	—
Supply Agreement—JHS(8)	3,600	1,440	2,160	—	—

Total	$166,736	$30,034	$46,299	$90,403	$—

(1)
Operating lease obligations reflect Zyla's obligation to make payments in connection with the leases for its vehicles and office space. The vehicle lease expires in June 2023. The office lease expires on February 28, 2022.

(2)
On January 31, 2019, Zyla issued $50.0 million aggregate principal amount of its 13% senior secured notes, designated as Series A-1 Notes, to former holders of First Lien Secured Notes Claims. The Series A-1 Notes are subject to an interest holiday from January 31, 2019 through November 1, 2019. Interest on the Series A-1 notes accrues at a rate of 13% per annum, and is payable semi-annually in arrears on May 1 and November of each year, commencing on May 1, 2019, subject to the interest holiday referred to above. The stated maturity date of the Series A-1 Notes is January 31, 2024.

(3)
On January 31, 2019, Zyla issued $45.0 million aggregate principal amount of its 13% senior secured notes, designated as Series A-2 Notes, to Iroko and certain of its affiliates. Interest on the Series A-2 notes accrues at a rate of 13% per annum, and is payable semi-annually in arrears on May 1 and November of each year, commencing on May 1, 2019. The stated maturity date of the Series A-1 Notes is January 31, 2024.

(4)
On January 31, 2019, pursuant to the Iroko Products Purchase Agreement, Zyla issued a $4.5 million promissory note to an affiliate of Iroko in respect of certain inventory purchases by Iroko as a result of the Iroko Acquisition (the "Interim Promissory Note"). The Interim Promissory Note bears interest at a rate of 8% per annum (payable by way of increasing the principal amount of the Interim Promissory Note on each interest payment date), is subordinate to the Notes, and matures on July 31, 2020.

(5)
On March 20, 2019, (the "Closing Date"), Zyla entered into the Credit Agreement with Cantor Fitzgerald Securities as administrative agent and collateral agent, certain funds managed by Highbridge Capital Management, LLC, as lenders, which Credit Agreement consists of a $20.0 million revolving line of credit. Zyla drew $5.0 million on the Closing Date and must maintain at least 25% of the commitment amount outstanding at all times. Advances under the Credit Agreement bear interest at Zyla's option at either the LIBOR Rate (as defined in the Credit Agreement) plus 5.00% or the Base Rate (as defined in the Credit Agreement) plus 4.00%. The Credit Agreement matures on March 20, 2022.

(6)
On January 31, 2019, as part of Asset Purchase Agreement to acquire products from Iroko, Zyla assumed a Collaborative License, Exclusive Manufacture and Global Supply Agreement with Cosette Pharmaceuticals, Inc. (formerly G&W Laboratories, Inc.) (the "Supply Agreement") for

  the manufacture and supply of INDOCIN Suppositories to Zyla for commercial distribution in the United States. Zyla is obligated to purchase all of its requirements for INDOCIN Suppositories from Cosette Pharmaceuticals, Inc., and is required to meet minimum purchase requirements for the calendar years 2019 and 2020. The term of the Supply Agreement extends through July 31, 2023, and there are no minimum requirements in any of the other subsequent years.

(7)
On January 31, 2019, as part of the Iroko Products Purchase Agreement, Zyla assumed a Commercial Supply Agreement ("Commercial Agreement") with Catalent for the manufacture of certain SOLUMATRIX products. Based on the Commercial Agreement, Zyla is obligated to purchase certain minimum amounts of manufacturing and product maintenance services on an annual basis for the term of the contract ("Minimum Requirement") through September 2021.

(8)
On July 30, 2019, Zyla entered into a Manufacturing and Supply Agreement (the "Agreement") with JHS for the manufacture and supply of SPRIX® Nasal Spray. Based on the Agreement, Zyla is obligated to purchase certain minimum amounts of manufacturing and supply services on an annual basis for the term of the Agreement through July 30, 2022.

Off-Balance Sheet Arrangements

        Zyla did not have during the periods presented, and it does not currently have, any off-balance sheet arrangements, as defined under SEC rules.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        Zyla is exposed to market risks in the ordinary course of its business. These market risks are principally limited to interest rate and foreign currency fluctuations.

Interest Rate Risk

        Zyla had cash and cash equivalents, restricted cash and marketable securities (2018 only) of $12.4 million and $40.7 million at December 31, 2019 and December 31, 2018, respectively, consisting primarily of money market funds, certificates of deposit, commercial paper, U.S. government agency securities and corporate debt securities. The primary objective of Zyla's investment activities is to preserve principal and liquidity while maximizing income without significantly increasing risk. Zyla does not enter into investments for trading or speculative purposes. Due to the short-term nature of its investment portfolio, Zyla does not believe an immediate 10% increase in interest rates would have a material effect on the fair market value of its portfolio, and accordingly it does not expect its operating results or cash flows to be materially affected by a sudden change in market interest rates.

Foreign Currency Exchange Risk

        Zyla has limited currency exposures as minimal purchases are made in currencies other than the U.S. dollar. Zyla is party to limited contracts denominated in Danish Krone.

        All assets and liabilities of Zyla's international subsidiary, Egalet Ltd. which maintains its financial statements in the local currency, are translated to U.S. dollars at period-end exchange rates. Translation adjustments arising from the use of differing exchange rates are included in accumulated other comprehensive income in stockholders' deficit. Gains and losses on foreign currency transactions are included in loss (gain) on foreign currency exchange. The reported results of Zyla's foreign operations will be influenced by their translation into U.S. dollars by currency movements against the U.S. dollar.

        A 10% increase in foreign currency exchange rates (U.S. dollar against Danish Krone) would have a minimal impact on Zyla's net loss in the current year.

 INFORMATION ABOUT ZYLA DIRECTORS AND OFFICERS OF THE COMBINED COMPANY

Name	Age	Position
Todd Smith	50	Chief Executive Officer and Director
Timothy P. Walbert	53	Lead Independent Director
Andrea Heslin Smiley	52	Director
Mark Strobeck, Ph.D.	49	Executive Vice President and Chief Operating Officer
Megan Timmins	47	Senior Vice President, General Counsel and Secretary

        Todd Smith has been a member of Zyla's Board and its Chief Executive Officer since October 2019. Before joining Zyla, from 2017 through February 2019, he served as the Chief Executive Officer and a director of Iroko Pharmaceuticals Inc., a privately owned pharmaceutical company. During the period October 2014 through June 2015, Mr. Smith served as the Chief Commercial Officer of Ophthotech Corporation, a public biopharmaceutical company focused on developing novel therapeutics to treat ophthalmic diseases. Since 2014, Mr. Smith has also held multiple senior roles at privately owned pharmaceutical and medical device companies, including as a Chief Executive Officer and a director. Additionally, he has held a variety of senior commercial and marketing roles at organizations including Horizon Therapeutics plc (formerly known as Horizon Pharma plc), a public biopharmaceutical company focused on rare and rheumatic diseases, and Abbott Laboratories, a public healthcare products company. After the consummation of the Merger, it is expected that Mr. Smith will not be considered an "independent director" of Assertio Holdings as defined under the rules of Nasdaq.

        Timothy P. Walbert has been a member of Zyla's board of directors since March 2014 and has served as the Chairman of Zyla's board of directors since June 2015. Mr. Walbert has been the president and chief executive officer of Horizon Therapeutics, plc, a public biopharmaceutical company ("Horizon"), since June 2008 and has been the chairman of the Horizon board since 2010. Previously, he served as president, chief executive officer, and director of IDM Pharma, Inc., a public biopharmaceutical company ("IDM") which was acquired by Takeda America Holdings, Inc., in June 2009. Prior to IDM, Mr. Walbert served as executive vice president, commercial operations, at NeoPharm, Inc., a public biopharmaceutical company. From 2001 to 2005, Mr. Walbert served as divisional vice president and general manager, immunology, where he led the global development and launch of the multi-indication biologic HUMIRA, which had almost $20 billion in 2018 sales and divisional vice president, global cardiovascular strategy, at a division of Abbott, a healthcare company, now AbbVie Inc. From 1998 to 2001, Mr. Walbert served as director, CELEBREX North America, and arthritis team leader, Asia Pacific, Latin America, and Canada at G.D. Searle & Company, a pharmaceuticals company ("G.D. Searle"). From 1991 to 1998, Mr. Walbert also held sales and marketing roles with increasing responsibility at G.D. Searle (no Pfizer) Merck & Co., Inc., and Wyeth (no Pfizer). Mr. Walbert received his B.A. in business from Muhlenberg College. In addition to being a member of Zyla's board of directors, Mr. Walbert serves on the Exicure (Nasdaq. ECUR) Biotechnology Innovation Organization (BIO), Illinois Biotechnology Innovation Organization (iBIO), World Business Chicago and Greater Chicago Arthritis Foundation boards. He is a member of the Illinois Innovation Council, the National Organization for Rare Disorders (NORD) Advisory Board, the Board of Trustees of Muhlenberg College and is cochairman of MATTER, a healthcare focus incubator. Mr. Walbert has prior public board experience on the boards of XOMA (Nasdaq, XOMA) from 2009 to 2017, Sucampo (Nasdaq, SCMP, acquired by Mallinckrodt) from 2016 to 2018 and Raptor (Nasdaq, RPTP, acquired by Horizon) from 2010 to 2014. After the consummation of the Merger, it is expected that Mr. Walbert will be considered an "independent director" of Assertio Holdings as defined under the rules of Nasdaq.

        Andrea Heslin Smiley has served as a member of Zyla's board of directors since April 2018. Since January 2011, she has served as President and Chief Executive Officer of VMS BioMarketing, a

provider of clinical educator solutions, which she joined in 2008 as Vice President, Strategic Marketing. Prior to joining VMS BioMarketing, Ms. Smiley served in various positions at Eli Lilly and Company. She currently serves on the boards of several nonprofit corporations, including the Indiana Chapter of the Alzheimer's Association. Ms. Smiley earned her B.A. in Economics from DePauw University. After the consummation of the Merger, it is expected that Ms. Smiley will be considered an "independent director" of Assertio Holdings as defined under the rules of Nasdaq.

        Mark Strobeck, Ph.D. has served as Zyla's Executive Vice President and Chief Operating Officer since September 2015, and previously served as Zyla's Chief Business Officer from January 2014 to September 2015. Prior to his employment at Zyla, he served as Zyla's advisor from June 2012 to December 2013. From January 2012 to December 2013, Dr. Strobeck served as President and Chief Executive Officer and a director of Corridor Pharmaceuticals, Inc., a pharmaceuticals company, which was acquired by AstraZeneca plc in 2014. From December 2010 to October 2011, Dr. Strobeck served as Chief Business Officer of Topaz Pharmaceuticals Inc., a specialty pharmaceutical company acquired by Sanofi Pasteur in the fourth quarter of 2011. From June 2010 to November 2010 and October 2011 to January 2012, Dr. Strobeck worked as a consultant. From January 2008 to May 2010, Dr. Strobeck served as Chief Business Officer of Trevena, Inc., a pharmaceutical company ("Trevena"). Prior to joining Trevena, Dr. Strobeck held management roles at GlaxoSmithKline plc, a pharmaceuticals company, and venture capital firms SR One Limited and EuclidSR Partners, L.P. Dr. Strobeck currently serves on the board of directors of Horse Power For Life, a nonprofit organization dedicated to improving the quality of life for individuals diagnosed with cancer, a position he has held since 2012. Dr. Strobeck received his B.S. in Biology from St. Lawrence University and his Ph.D. in Pharmacology from the University of Cincinnati, and completed his post-doctoral fellowship at the University of Pennsylvania.

        Megan Timmins has served as Zyla's Senior Vice President and General Counsel since March 2018 and Secretary since June 2018. From September 2017 to March 2018, she served as Zyla's Vice President and Acting General Counsel. From October 2016 to August 2018, Ms. Timmins served as Zyla's Deputy General Counsel and from April 2016 to October 2016, she served as Zyla's consultant. Prior to joining Zyla, Ms. Timmins was an independent consultant from April 2015 to March 2016. Prior to that, she served in positions of increasing responsibility at Aramark, most recently as Vice President, Associate General Counsel and Assistant Secretary from January 2011 until March 2015. Ms. Timmins received her B.A. in Government and Economics from the University of Notre Dame and her J.D. from the William and Mary School of Law.

        Mr. Walbert, Ms. Smiley, Dr. Strobeck and Ms. Timmins each served as a director or executive officer through Zyla's bankruptcy and reorganization, which was filed on October 30, 2018 and closed on March 26, 2019.

EXECUTIVE COMPENSATION

        Zyla's President and Chief Executive Officer, Todd N. Smith, Executive Vice President and Chief Operating Officer, Mark Strobeck, and Senior Vice President, General Counsel and Secretary, Megan Timmins, will each become an executive officer of Assertio Holdings, referred to in this section as Zyla's "named executive officers."

Summary Compensation Table

        The following table sets forth information for the fiscal years ended December 31, 2019 and 2018 concerning compensation of Zyla's named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Todd N. Smith(3)(6)	2019	116,529			1,214,000	67,374	20,444	1,398,549
President and Chief Executive Officer
Mark Strobeck, Ph.D.	2019	423,000	225,000	(4)	989,805	164,672	2,974	1,805,451
Executive Vice President and Chief Operating Officer	2018	410,000			166,435	150,200	14,125	740,760
Megan Timmins(5)	2019	339,900			511,610	105,798	13,845	971,153
Senior Vice President, General Counsel and Secretary

(1)
Amounts shown in this column do not reflect actual compensation received by the named executive officers. The amounts include the aggregate grant date fair value of restricted stock units granted in the respective fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 ("ASC Topic 718"), and assume no forfeiture rate derived in the calculation of the grant date fair value of these awards. Assumptions used in the calculation of these amounts are included in Note 14, "Stock-based Compensation Expense" in the notes to Zyla's consolidated financial statements included elsewhere in this Joint Proxy Statement/Prospectus for the year ended December 31, 2019. The executives will only realize compensation to the extent that the restricted stock units vest and Zyla's common stock has a value.

(2)
This column includes Zyla's matching contributions to the named executive officers' accounts under Zyla's 401(k) plan, premiums Zyla paid with respect to life insurance for the benefit of the named executive officers and commuting reimbursement paid to the named executive officers. The matching contribution was $10,885 for Ms. Timmins. The amounts Assertio paid for life insurance were $646, $2,974 and $2,961, respectively, for Mr. Smith, Dr. Strobeck and Ms. Timmins. The commuting reimbursement was $19,798 for Mr. Smith.

(3)
Mr. Smith became President, Chief Executive Officer and a director of Zyla effective October 22, 2019.

(4)
Consists of Dr. Strobeck's one-time $225,000 Retention Bonus described below.

(5)
Neither Mr. Smith nor Ms. Timmins were named executive officers in fiscal 2018.

Narrative to Summary Compensation Table

        Zyla has entered into employment agreements with Mr. Smith, its President and Chief Executive Officer, Dr. Strobeck, its Executive Vice President and Chief Operating Officer, and Ms. Timmins, its Senior Vice President General Counsel and Secretary, as described in more detail below. During the 2018 and 2019 fiscal years, Zyla's named executive officers were also eligible to participate in the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan (the "2019 Zyla Stock Plan"), which was adopted by Zyla's board of directors on January 31, 2019 upon Zyla's emergence from bankruptcy and the cancellation of Zyla's Amended and Restated 2013 Stock-Based Incentive Compensation Plan. Zyla granted time-based and performance-based restricted stock units ("RSUs") as part of fiscal year 2019 compensation. See the description below for additional information regarding these awards.

Employment Agreements with Mr. Smith, Dr. Strobeck and Ms. Timmins

        Mr. Smith, Dr. Strobeck and Ms. Timmins are employed by Zyla under the terms of individual employment agreements. In each case, the term of employment under the agreement will continue on an at-will basis until the executive's employment with Zyla terminates for any reason. Each employment agreement sets forth the executive's initial annual base salary and target bonus opportunity expressed as a percentage of base salary, as well as the executive's right to participate in Zyla's employee benefit plans on the same terms and conditions as may be applicable to Zyla's other executive officers. Mr. Smith's current annual base salary is $ 624,000, Dr. Strobeck's current annual base salary is $439,920, and Ms. Timmins' current annual base salary is $385,000, in each case subject to annual review and increase at the discretion of the Board. Mr. Smith has an annual target bonus opportunity equal to 60% of his annual base salary, Dr. Strobeck has an annual target bonus opportunity equal to 40% of his annual base salary and Ms. Timmins has an annual target bonus opportunity equal to 35% of her annual base salary. The executives' annual bonus opportunities are subject to the terms and conditions of Zyla's Annual Incentive Bonus Plan, and the determination of these amounts are discussed in greater detail below. The executives must be employed by Zyla on the payment date to be paid any such bonus except as otherwise described elsewhere in this Joint Proxy Statement/Prospectus entitled "Interests of Zyla Directors and Executive Officers in the Merger—Quantification of Potential Payments to Zyla Named Executive Officers in in Connection with the Merger."

        Each employment agreement also provides for certain severance payments and benefits to be provided in connection with the executive's termination of employment, as described below in the section entitled "Interests of Zyla Directors and Executive Officers in the Merger—Quantification of Potential Payments to Zyla Named Executive Officers in in Connection with the Merger." Each employment agreement provides that, during the term of employment and for a period of 12 months thereafter (or 24 months if Zyla terminate the executive's employment without cause or the executive terminates his or her employment for good reason, in either case, within 24 months following a change in control), the executive will not compete with Zyla or solicit Zyla's customers or employees. Each employment agreement also contains provisions requiring the executive to safeguard Zyla's confidential information and to assign to Zyla any intellectual property developed by the executive during his or her employment by Zyla. In connection with Zyla's Bankruptcy and acquisition of five marketed products from Iroko (the "Iroko Acquisition"), Dr. Strobeck and Ms. Timmins entered into an amendment to their employment agreements providing that neither the Iroko Acquisition, nor Zyla's Bankruptcy, constituted a change of control under the applicable employment agreement. Other than this amendment, the employment agreements for Zyla's named executive officers remain in effect in accordance with their terms.

2019 Cash Incentive Compensation

        Annual bonuses paid to Zyla's named executive officers are provided pursuant to Zyla's Annual Incentive Bonus Plan. In 2019, Mr. Smith's bonus was based 100% on the achievement of Zyla's 2019 corporate goals. Dr. Strobeck's and Ms. Timmins' bonuses were based 80% on the achievement of Zyla's 2019 corporate goals and 20% on the achievement of individual objectives. Mr. Smith received a portion of his bonus based upon the number of days in the year he was employed.

        Zyla's 2019 Corporate Goals contained objectives in the following areas: commercial/financial, business development, and operational. Specifically, Zyla's 2019 Corporate Goals related to: achievement of certain net sales and earnings targets, business development activities, clinical development activities, certain manufacturing actions, human resources initiatives and quality and compliance targets.

        In addition, on August 26, 2019, Dr. Strobeck received a one-time $225,000 retention bonus payment ("Retention Bonus"). Pursuant to the Retention Bonus Agreement under which the Retention

Bonus was paid, Dr. Strobeck is required to return 100% of the Retention Bonus if his employment is terminated by Zyla For Cause or by Dr. Strobeck as a Termination by Executive Without Good Reason (each as defined in his Employment Agreement) up to and including the one-year anniversary of the payment of such bonus and he is required to return 50% of the Retention Bonus if his employment is terminated by Zyla For Cause or by Dr. Strobeck as a Termination by Executive Without Good Reason within one year and one day and two years from the payment of such Retention Bonus.

        The bonuses paid to Zyla's named executive officers for the 2019 fiscal year are reflected in the "Non-Equity Incentive Plan Compensation" column in the summary compensation table above.

Stock Awards

        In 2019, Zyla made grants of time-based restricted stock units to each of Zyla's named executive officers and performance-based restricted stock units to Dr. Strobeck and Ms. Timmins. Effective March 26, 2019, the Zyla Compensation Committee granted time-based RSUs and performance-based RSUs to certain of Zyla's named executive officers. The following named executive officers were granted time-based RSUs that vest ratably over three years in the amounts set forth next to his or her respective name: Dr. Strobeck, 87,000 and Ms. Timmins, 43,000. The following named executive officers were granted time-based RSUs that vest 100% on the first anniversary of the date of grant in the amounts set forth next to his or her respective name: Dr. Strobeck, 33,000 and Ms. Timmins, 20,000. The following named executive officers were granted performance-based RSUs, a maximum of 50% of which are eligible to vest on each of March 1, 2020 and March 1, 2021 (provided that at least 75% of Zyla's 2019 Corporate Goals are attained—ratably, between 75% and 100% attainment): Dr. Strobeck, 87,000 and Ms. Timmins, 43,000. The following named executive officers were granted performance-based RSUs, a maximum of 100% of which are eligible to vest on March 1, 2020 (provided that at least 75% of Zyla's 2019 Corporate Goals are attained—ratably, between 75% and 100% attainment): Dr. Strobeck, 33,000 and Ms. Timmins, 19,000. Mr. Smith was granted 200,000 time based restricted stock units on October 23, 2019, which vest in equal annual increments on each of the first three anniversaries of the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The table below sets forth the number of securities underlying outstanding equity awards for each named executive officer as of December 31, 2019.

		Stock Awards
Name	Award Grant Date	Number of shares or Units of Stock that have not Vested (#)		Market value of shares or units of stock that have not vested ($)(5)
Todd N. Smith	10/23/19	200,000	(1)	500,000
Mark Strobeck	3/26/19	87,000	(1)	215,325
	3/26/19	33,000	(2)	82,500
	3/26/19	86,130	(3)	217,500
	3/26/19	32,670	(4)	81,675
Megan Timmins	3/26/19	43,000	(1)	107,500
	3/26/19	20,000	(2)	50,000
	3/26/19	42,570	(3)	106,425
	3/26/19	18,810	(4)	47,025

(1)
Consists of grants of RSUs, 1/3 of which are/were scheduled to vest, and the restrictions applicable thereto to lapse, on each of the first three anniversaries of the grant date.

(2)
Consists of grants of RSUs, 100% of which are/were scheduled to vest, and the restrictions applicable thereto to lapse, on the first anniversary of the grant date.

(3)
Consists of grants of performance-based RSUs a maximum of 50% of which are/were eligible to vest on each of March 1, 2020 and March 1, 2021 (provided that at least 75% of Zyla's 2019 Corporate Goals are attained—ratably, between 75% and 100% attainment). Zyla's 2019 Corporate Goal attainment was 99%. The amounts shown in the columns reflects the 99% 2019 Corporate Goal attainment.

(4)
Consists of performance-based RSUs, a maximum of 100% of which are/were eligible to vest on March 1, 2020 (provided that at least 75% of Zyla's 2019 Corporate Goals are attained—ratably, between 75% and 100% attainment). Zyla's 2019 Corporate Goal attainment was 99%. The amounts shown in the columns reflects the 99% 2019 Corporate Goal attainment.

(5)
Amounts in this column are based on the market value of a share of Zyla's common stock ($2.50) on December 31, 2019, the last day of Zyla's fiscal year.

DIRECTOR COMPENSATION

        Zyla's non-employee directors receive a combination of cash and equity compensation for their service on Zyla's board of directors and Zyla Board committees in accordance with Zyla's director compensation program. No director's aggregate cash and equity compensation may exceed $300,000 annually. Directors who are Zyla's employees do not receive any additional cash or equity incentive compensation for their service on Zyla's board of directors (or any committee thereof).

Annual Cash Compensation

        The following chart summarizes the retainer compensation provided to non-employee directors for their ongoing service on Zyla's board of directors during 2019. Cash payments are made in equal, quarterly installments in arrears on the last day of the fiscal quarter in which such service occurred.

Retainer Type	Annual Amount
Board member	$40,000
Committee member
• Audit	$10,000
• Compensation	$5,000
• Nominating	$4,000
Committee chair (in lieu of Committee Member fee)
• Audit	$20,000
• Compensation	$15,000
• Nominating	$7,500

        In addition to the annual Zyla Board and committee retainer fees listed above, the Chairman of Zyla's board of directors receives a $40,000 cash retainer annually for his service as Chairman.

        No director may receive more than an aggregate of $120,000 annually in cash compensation for service on Zyla's board of directors and Zyla Board committees.

Equity Compensation

        Prior to the adoption of the 2019 Zyla Stock Plan by Zyla's board of directors, non-employee directors received grants of options to purchase shares of Zyla Common Stock pursuant to the terms and conditions of Zyla's 2013 Stock-Based Incentive Compensation Plan. Future grants of equity awards will be made to Zyla's non-employee directors under the 2019 Zyla Stock Plan or a successor equity plan.

  •
  Initial Grant:  In April 2019, each non-employee director was granted time-based RSUs which vest in equal annual increments on the first three anniversaries of the date of grant, subject to the non-employee director's continuous service through each such vesting date.

  •
  Annual Grant:  Non-employee directors may receive an annual grant provided that there are sufficient shares available for issuance under the 2019 Zyla Stock Plan.

Director Compensation Table for 2019

        The table below summarizes the compensation paid by Zyla to each non-employee director that will be continuing as a director of Assertio Holdings for the year ended December 31, 2019. Mr. Smith does not receive any additional compensation for his service on Zyla's board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Timothy P. Walbert	95,000	121,400	216,400
Andrea Heslin Smiley	56,875	121,400	178,275

(1)
The amounts shown in this column do not reflect actual compensation received by Zyla's non-employee directors. The amounts include the aggregate grant date fair value of restricted stock units granted in fiscal 2019 computed in accordance with FASB Accounting Standards Codification Topic 718 ("ASC Topic 718"), and assume no forfeiture rate derived in the calculation of the grant date fair value of these awards. Assumptions used in the calculation of these amounts are included in Note 14, "Stock based Compensation" in the notes to Zyla's consolidated financial statements for the year ended December 31, 2019 included elsewhere in this Joint Proxy Statement/Prospectus. The directors will only realize compensation to the extent that the restricted stock units vest and Zyla's common stock has a value. At December 31, 2019, the aggregate number of restricted stock units outstanding for Mr. Walbert and Ms. Smiley were as follows: Mr. Walbert, 20,000; Ms. Smiley, 20,000.

 RELATED PARTY TRANSACTIONS

Zyla Policies and Procedures for Related Party Transactions

        Zyla's Board of Directors has adopted a written Policy Regarding Transactions with Related Persons (the "Zyla Policy"), which is administered by Zyla's Audit Committee. The Zyla Policy applies to any transaction or series of transactions in which Zyla or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person to Zyla (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, Zyla's board of directors has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Zyla Policy. Under the Zyla Policy, a related party transaction must be reported to Zyla's general counsel and be reviewed and approved or ratified by the Zyla Audit Committee in accordance with the terms of the Zyla Policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Zyla Audit Committee reviews all relevant information available to it about the potential related party transaction. The Zyla Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on Zyla or the Related Person in connection with the approval of the related party transaction. Zyla also polls its directors and executive officers on an annual basis with respect to related party transactions and their service as an officer or director of other entities. Any director involved in a related party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision.

Iroko Transaction

        On March 8, 2019, Zyla entered into a letter agreement with Iroko, its 49% stockholder, which memorialized an agreement in principle Zyla reached with Iroko on January 31, 2019, just prior to the closing of Zyla's acquisition of Iroko's five marketed non-narcotic, nonsteroidal anti- inflammatory drug products (the "Iroko Acquisition"). Pursuant to the letter agreement, Zyla agreed to take financial responsibility for certain liabilities related to inventory that Iroko sold prior to the closing date of the Iroko Acquisition, other than with regard to inventory held by wholesalers on the closing date of the Iroko Acquisition, wholesaler FFS and prompt pay discount fees. In exchange, Zyla was able to retain $10 million paid by the distributor of the Iroko products for inventory owned by Iroko and not transferred in the Iroko Acquisition, less $1 million payable by Zyla to Iroko on or prior to August 31, 2019 and $1.5 million, payable by Zyla to Iroko on or prior to January 31, 2020. Zyla believes that the net amount that Zyla will have paid on behalf of Iroko exceeds the $120,000 threshold for disclosure, but the approximate amount involved is not estimable at this time. One of Zyla's directors, Todd Holmes, is employed by a CRG-affiliated funds.

Credit Agreement

        On March 20, 2019 (the "Zyla Credit Agreement Closing Date"), Zyla entered into a credit agreement (the "Revolving Credit Agreement") with certain funds managed by Highbridge, its 9.9% stockholder, as lenders (collectively, the "Lenders"), which Revolving Credit Agreement consists of a $20.0 million revolving line of credit. Zyla drew $5.0 million on the Zyla Credit Agreement Closing Date and must maintain at least 25% of the commitment amount outstanding at all times.

        Advances under the Revolving Credit Agreement bear interest at Zyla's option at either the LIBOR Rate (as defined in the Revolving Credit Agreement) plus 5.00% or the Base Rate (as defined in the Revolving Credit Agreement) plus 4.00%. The Revolving Credit Agreement matures on March 20, 2022.

        The obligations of Zyla under the Revolving Credit Agreement are unconditionally guaranteed on a senior secured basis by Zyla's wholly-owned subsidiaries, Egalet US Inc. and Egalet Ltd. (collectively, the "Zyla Guarantors"). As security for Zyla's obligations under the Revolving Credit Agreement, Zyla and the Zyla Guarantors have granted to the Agent (as defined in the Revolving Credit Agreement), for the benefit of the Lenders and other secured parties, a first priority lien on substantially all of their tangible and intangible personal property (other than certain specified excluded assets), including proceeds and accounts related to this property and the capital stock of the Guarantors, pursuant to the terms of that certain Collateral Agreement, dated as of the Zyla Credit Agreement Closing Date (the "Collateral Agreement"), among Zyla and the Zyla Guarantors in favor of the Agent for the benefit of the Lenders and other secured parties. The Revolving Credit Agreement will (i) be equal in right of payment to all existing and future pari passu indebtedness of Zyla, (ii) be senior in right of payment to the obligations of Zyla pursuant to that certain Indenture (as defined below), and (iii) be senior in right of payment to all existing and future subordinated indebtedness of Zyla.

        In connection with the execution and delivery of the Merger Agreement, Zyla received consents from each holder of the Zyla Secured Notes to enter into a first supplemental indenture ("First Supplemental Indenture") to amend the Indenture (the "Indenture"), dated as of January 31, 2019, among Zyla, the guarantors from time to time party thereto and Wilmington Savings Fund Society, FSB (as successor to U.S. Bank National Association), as trustee ("Trustee"), governing such notes. The First Supplemental Indenture provides, among other things, (1) for Assertio Holdings to become the issuer under the notes in lieu of Zyla and Zyla to become a guarantor, (2) a 10.00% per annum amortization, (3) revisions to the restrictive covenants intended to provide more flexibility in respect of, among other things, asset sales, investments and incurrence of indebtedness. Following execution and delivery by Zyla and the Trustee, by its terms the First Supplemental Indenture will become operative upon the Effective Time, subject to payment of fees to counsel to the noteholders.

Novos Transactions

        Todd N. Smith, the President and Chief Executive Officer of Zyla, holds an ownership interest in Novos Growth LLC and through Novos Growth, its wholly-owned subsidiary, Novos Patient Solutions, LLC (formerly 42 North, LLC). In 2019, Zyla paid an aggregate of $135,050 to Novos Patient Solutions, and its predecessor 42 North, pursuant to Master Services Agreements that Zyla had in place with 42 North and Novos Patient Solutions. Novos Patient Solutions provides certain support services for Zyla's SoluMatrix products.

Director and Executive Officer Compensation

        Please see "Zyla Director Compensation" for additional information regarding compensation of Zyla's directors. Please see "Zyla Executive Compensation" for additional information regarding compensation of Zyla's executive officers.

Employment Agreements

        Zyla has entered into employment agreements with its executive officers. For more information regarding these agreements, see "Interests of the Zyla's Directors and Officers in the Merger—Employment Agreements."

Indemnification Agreements

        Zyla's certificate of incorporation and its bylaws provide that Zyla shall have the power to indemnify its employees and agents to the fullest extent permitted by law. Zyla has entered into separate indemnification agreements with its directors and executive officers, in addition to indemnification provided for in its certificate of incorporation and bylaws. These agreements, among other things, requires Zyla or will require Zyla to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of Zyla, arising out of the person's services as a director or executive officer.

Stock Option Grants to Executive Officers and Directors

        Zyla granted stock options to its executive officers and certain of its directors as more fully described in the section entitled "Zyla Executive Compensation."

PROPOSALS

ZYLA PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        Zyla stockholders are being asked to approve a proposal to adopt the Merger Agreement, which is attached as Annex A to this Joint Proxy Statement/Prospectus.

        Zyla's board of directors determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of Zyla and its stockholders and recommends that Zyla stockholders vote "FOR" the Merger Agreement Proposal.

        Zyla's board of directors accordingly recommends that Zyla stockholders adopt the Merger Agreement, as disclosed in this Joint Proxy Statement/Prospectus and particularly the related narrative disclosure in the sections of this Joint Proxy Statement/Prospectus entitled "The Merger" beginning on page 88 and "The Agreement and Plan of Merger" beginning on page 161 and as attached as Annex A to this Joint Proxy Statement/Prospectus.

        The Merger cannot be completed without the affirmative vote of the holders of a majority of the outstanding shares of Zyla Common Stock entitled to vote on this proposal. A Zyla stockholder's abstention from voting, the failure of a Zyla stockholder who holds his or her shares in "street name" through a broker, bank or other nominee to give voting instructions to that broker, bank or other nominee or any other failure of a Zyla stockholder to vote will have the same effect as a vote "AGAINST" this proposal.

ZYLA'S BOARD OF DIRECTORS RECOMMENDS THAT ZYLA STOCKHOLDERS VOTE "FOR" THE MERGER AGREEMENT PROPOSAL.

 ZYLA PROPOSAL 2: ADJOURNMENT OF THE ZYLA SPECIAL MEETING

        Zyla stockholders are being asked to approve a proposal that will give the Chair of Zyla's board of directors authority to adjourn the Zyla Special Meeting from time to time if necessary to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal at the time of the Zyla Special Meeting or any adjournment or postponement thereof. If this proposal is approved, the Zyla Special Meeting could be adjourned to any date. Any determination of whether it is necessary to adjourn the Zyla Special Meeting (or any adjournment or postponement thereof) to solicit additional proxies will be made solely by Zyla consistent with the terms of the Merger Agreement or with the consent of Assertio.

        If the Zyla Special Meeting is adjourned, Zyla stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If a Zyla stockholder signs and returns a proxy and does not indicate how they wish to vote on any proposal, or if they indicate how they wish to vote on the Merger Agreement Proposal or the Zyla Compensation Advisory Proposal and leave the Zyla Adjournment Proposal blank, their shares will be voted in favor of the Zyla Adjournment Proposal even if they voted against one or more of the other proposals.

        If a quorum is not present at the Zyla Special Meeting, approval of the Zyla Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Zyla Common Stock present online or represented by proxy at the Zyla Special Meeting. If a quorum is present at the Zyla Special Meeting, approval of the Zyla Adjournment Proposal requires the affirmative vote of a majority of the votes cast online or by proxy at the Zyla Special Meeting by holders of Zyla Common Stock.

ZYLA'S BOARD OF DIRECTORS RECOMMENDS THAT ZYLA STOCKHOLDERS VOTE "FOR" THE ZYLA ADJOURNMENT PROPOSAL.

 ZYLA PROPOSAL 3: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS

        Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, Zyla is seeking a non-binding, advisory stockholder approval of the compensation of Zyla's named executive officers that is based on or otherwise relates to the Merger as disclosed above in the section entitled "Interests of Zyla's Directors and Officers in the Merger—Quantification of Potential Payments to Zyla Named Executive Officers in Connection with the Merger." The proposal gives Zyla stockholders the opportunity to express their views on the Merger-related compensation of Zyla's named executive officers.

        Accordingly, Zyla is asking its stockholders to vote in favor of the adoption of the following resolution, on a non-binding, advisory basis:

  "RESOLVED, that the compensation that will or may be paid or become payable to Zyla's named executive officers, in connection with the Merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the section titled "Interests of Zyla's Executive Officers and Directors in the Merger—Quantification of Potential Payments and Benefits to Zyla's Named Executive Officers in Connection with the Merger" above are hereby APPROVED."

        The vote on the Zyla Compensation Advisory Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, Zyla stockholders may vote to approve the Merger Agreement Proposal and vote against the Zyla Compensation Advisory Proposal and vice versa. If the Merger is completed, the Merger-related compensation may be paid to Zyla's named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Zyla stockholders fail to approve the Zyla Compensation Advisory Proposal.

ZYLA'S BOARD OF DIRECTORS RECOMMENDS THAT ZYLA STOCKHOLDERS VOTE "FOR" THE COMPENSATION ADVISORY PROPOSAL.

ZYLA FINANCIAL EXHIBITS

INDEX TO FINANCIAL STATEMENTS

Zyla Life Sciences and Subsidiaries
Audited Financial Statements

Report of Independent Registered Public Accounting Firm on consolidated financial statements as of December 31, 2019 (Successor) and 2018 (Predecessor) and for the period from February 1, 2019 through December 31, 2019 (Successor), the Period from January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor)

F-2
Consolidated Balance Sheets as of December 31, 2019 (Successor) and December 31, 2018 (Predecessor)	F-4

Consolidated Statements of Operations for the period February 1, 2019 through December 31, 2019 (Successor), the Period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor)

F-5

Consolidated Statements of Comprehensive Loss for the period February 1, 2019 through December 31, 2019 (Successor), the Period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor)

F-6

Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the period February 1, 2019 through December 31, 2019 (Successor), the Period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor)

F-7

Consolidated Statements of Cash Flows for the period February 1, 2019 through December 31, 2019 (Successor), the Period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor)

F-8
Notes to consolidated financial statements	F-9

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Zyla Life Sciences, Inc. and Subsidiaries

Opinion on the Financial Statements

        We have audited the accompanying consolidated balance sheets of Zyla Life Sciences, Inc. and Subsidiaries (the Company) as of December 31, 2019 (Successor) and 2018 (Predecessor), the related consolidated statements of operations, comprehensive loss, changes in stockholders' equity (deficit) and cash flows for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor), and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 (Successor) and 2018 (Predecessor), and the results of its operations and its cash flows for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor), in conformity with U.S. generally accepted accounting principles.

Company Reorganization

        As discussed in Note 1 to the consolidated financial statements, on January 14, 2019, the Bankruptcy Court entered an order confirming the plan of reorganization, which became effective on January 31, 2019. Accordingly, the accompanying consolidated financial statements have been prepared in conformity with Accounting Standards Codification 852-10, Reorganizations, for the Successor as a new entity with assets, liabilities and a capital structure having carrying amounts not comparable with prior periods as described in Note 2.

The Company's Ability to Continue as a Going Concern

        The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring operating losses and negative cash flows from operations, has a working capital deficit and has stated that substantial doubt exists about the Company's ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

        These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company's auditor since 2015.

Philadelphia, Pennsylvania
March 26, 2020

Zyla Life Sciences and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share data)

	Successor	Predecessor
	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$11,965	$35,323
Marketable securities, available for sale	—	4,988
Accounts receivable, net	25,697	8,006
Inventory	9,049	2,639
Prepaid expenses and other current assets	4,102	2,715
Other receivables	815	846

Total current assets	51,628	54,517
Intangible assets, net	110,482	4,281
Restricted cash	400	400
Property and equipment, net	3,316	1,059
Right of use assets	2,672	—
Goodwill	58,747	—
Deposits and other assets	3,142	1,676

Total assets	$230,387	$61,933

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$12,752	$8,561
Accrued expenses	50,357	24,584
Debt—current, net	8,177	—
Acquisition-related contingent consideration	3,500	—
Other current liabilities	985	—

Total current liabilities	75,771	33,145
Debt—non-current portion, net	91,710	—
Acquisition-related contingent consideration	14,400	—
Credit agreement	4,050	—
Other liabilities	2,065	560

Total liabilities not subject to compromise	187,996	33,705
Liabilities subject to compromise	—	139,588
Stockholders' equity (deficit):
Predecessor common stock—$0.001 par value; 275,000,000 shares authorized; 56,547,101 shares issued and outstanding at December 31, 2018	—	55
Successor common stock—$0.001 par value; 100,000,000 shares authorized; 9,437,883 shares issued and outstanding at December 31, 2019	9	—
Additional paid-in capital	89,027	276,569
Accumulated other comprehensive (loss) income	(5)	869
Accumulated deficit	(46,640)	(388,853)

Total stockholders' equity (deficit)	42,391	(111,360)

Total liabilities and stockholders' equity (deficit)	$230,387	$61,933

The accompanying notes are an integral part of these consolidated financial statements.

Zyla Life Sciences and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Revenue
Net product sales	$79,527	$1,775	$30,353

Total revenue	79,527	1,775	30,353

Costs and Expenses
Cost of sales (excluding amortization of product rights)	40,553	554	7,447
Amortization of product rights	12,823	171	2,107
General and administrative	22,321	5,413	24,079
Sales and marketing	32,536	2,773	33,730
Research and development	22	186	3,536
Restructuring and other charges	1,920	799	17,043
Change in fair value of contingent consideration payable	4,983	—	—

Total costs and expenses	115,158	9,896	87,942

Loss from operations	(35,631)	(8,121)	(57,589)
Other (income) expense:
Change in fair value of warrant and derivative liability	—	—	(12,292)
Interest expense (income), net	13,353	(52)	41,280
Other gain, net	(3,337)	(140)	(144)
Loss on foreign currency exchange	—	—	(1)

Total other expense (income)	10,016	(192)	28,843

Reorganization items	993	(115,169)	9,022

Net (loss) income	$(46,640)	$107,240	$(95,454)

Per share information:
Net (loss) income per share of common stock, basic and diluted	$(3.25)	$1.90	$(1.81)
Weighted-average shares outstanding, basic and diluted	14,333,562	56,547,101	52,775,116

The accompanying notes are an integral part of these consolidated financial statements.

Zyla Life Sciences and Subsidiaries

Consolidated Statements of Comprehensive Loss

(in thousands)

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Net (loss) income	$(46,640)	$107,240	$(95,454)
Other comprehensive (loss) income:
Unrealized loss on available for sale securities	—	—	45
Foreign currency translation adjustments	(5)	—	(184)

Comprehensive (loss) income	$(46,645)	$107,240	$(95,593)

The accompanying notes are an integral part of these consolidated financial statements.

Zyla Life Sciences and Subsidiaries

Consolidated Statements of Changes in Stockholders' Equity (Deficit)

(in thousands, except per share data)

	Common stock
					Accumulated Other Comprehensive Income (loss)
	Number of Shares	$0.001 Par Value	Additional Paid-in Capital	Accumulated Deficit		Total
Balance as of December 31, 2017 (Predecessor)	45,939,663	$46	$254,871	$(295,300)	$1,008	$(39,375)
Cumulative adjustment—ASU 2014-09	—	—	—	1,901	—	1,901
Restricted shares of common stock issued	1,500,000	—	9	—	—	9
Forfeiture of restricted shares of common stock	(225,000)	—	—	—	—	—
Issuance of common stock, net of costs	8,332,438	8	5,220	—	—	5,228
Exchange of convertible debt and issuance of warrants	1,000,000	1	12,496	—	—	12,497
Stock-based compensation expense	—	—	3,973	—	—	3,973
Unrealized gain on available for sale securities	—	—	—	—	45	45
Foreign currency translation adjustment	—	—	—	—	(184)	(184)
Net loss	—	—	—	(95,454)	—	(95,454)

Balance as of December 31, 2018 (Predecessor)	56,547,101	$55	$276,569	$(388,853)	$869	$(111,360)

Balance as of December 31, 2018 (Predecessor)	56,547,101	$55	$276,569	$(388,853)	$869	$(111,360)
Stock-based compensation expense	—	—	4,125	—	—	4,125
Net income	—	—	—	107,240	—	107,240
Cancellation of Predecessor common stock and stock-based compensation	(56,547,101)	(55)	(280,694)	—	—	(280,749)
Elimination of Predecessor accumulated deficit and accumulated other comprehensive income	—	—	—	281,613	(869)	280,744
Common stock issued for settlement of predecessor debt	4,774,093	5	31,000	—	—	31,005
Common stock issued for asset purchase	4,586,875	4	29,784	—	—	29,788
Warrants issued for settlement of predecessor debt	—	—	14,303	—	—	14,303
Warrants issued for asset purchase	—	—	11,841	—	—	11,841

Balance as of January 31, 2019 (Predecessor)	9,360,968	$9	$86,928	$—	$—	$86,937

Balance as of February 1, 2019 (Successor)	9,360,968	$9	$86,928	$—	$—	$86,937
Stock-based compensation	—	—	2,099	—	—	2,099
Issuance of common stock	76,915	—	—	—	—	—
Foreign currency translation adjustment	—	—	—	—	(5)	(5)
Net loss	—	—	—	(46,640)	—	(46,640)

Balance as of December 31, 2019 (Successor)	9,437,883	$9	$89,027	$(46,640)	$(5)	$42,391

The accompanying notes are an integral part of these consolidated financial statements.

Zyla Life Sciences and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Operating activities:
Net (loss) income	$(46,640)	$107,240	$(95,454)
Adjustment to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	13,576	204	4,193
Loss on disposal of property and equipment	33	—	—
Non-cash impairment of property and equipment	—	—	6,886
Non-cash reorganization items	—	(121,144)	—
Change in fair value of warrant and derivative liability	—	—	(12,292)
Stock-based compensation expense	2,237	4,125	3,973
Non-cash interest and amortization of debt discount	6,111	(9)	38,307
Accretion of discount on marketable securities	(3)	(5)	(209)
Deferred income taxes	—	—	(1)
Change in Right of Use Assets	(818)	—	—
Change in fair value of contingent consideration	4,983	—	—
Changes in assets and liabilities:
Accounts receivable	(21,556)	3,865	(4,257)
Inventory	24,789	340	429
Prepaid expenses	(159)	219	(46)
Other receivables	(685)	711	3
Deposits and other assets	(1,467)	1	(666)
Accounts payable	4,416	103	(1,600)
Accrued expenses	3,582	5,172	6,104
Other current liabilities	(45)	—	—
Other liabilities	682	—	(184)

Net cash (used in) provided by operating activities	(10,964)	822	(54,814)

Investing activities:
Payments for purchase of property and equipment	(40)	—	(9)
Proceeds from disposal of property and equipment	13	—	—
Purchases of investments	—	—	(23,465)
Sales of investments	2,497	—	4,509
Maturity of investments	2,500	—	74,174

Net cash provided by investing activities	4,970	—	55,209

Financing activities:
Net proceeds from issuance of common stock	—	—	5,228
Payments of contingent consideration	(1,883)	—	—
Payments on borrowings	—	(19,104)	(895)
Payments of tax withholdings on restricted stock	(138)	—	—
Proceeds from credit agreement	3,770	—	—
Royalty payments in connection with the 13% Notes	(835)	—	(421)

Net cash provided by (used in) financing activities	914	(19,104)	3,912

Effect of foreign currency translation on cash and cash equivalents	(2)	6	(74)

Net increase (decrease) cash, cash equivalents and restricted cash	(5,082)	(18,276)	4,233
Cash, cash equivalents and restricted cash at beginning of period	17,447	35,723	31,490

Cash, cash equivalents and restricted cash at end of period	$12,365	$17,447	$35,723

Supplemental disclosures of cash flow information:
Cash interest payments	$4,782	$—	$11,896

Non-cash financing activities:
Reclassification to additional paid-in capital of derivative liability	$—	$—	$12,496

The accompanying notes are an integral part of these consolidated financial statements.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements

December 31, 2019 and 2018

1. Organization and Description of the Business

        Zyla Life Sciences (the "Company") is a commercial-stage life science company committed to bringing products to patients and healthcare providers and is focused on marketing its portfolio of medicines for pain and inflammation. Zyla's portfolio includes six products: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), VIVLODEX® (meloxicam), INDOCIN® (indomethacin) suppositories, INDOCIN® oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only—CII.

        SPRIX Nasal Spray is a nonsteroidal anti-inflammatory drug indicated in adult patients for the short-term (up to five days) management of moderate to moderately severe pain that requires analgesia at the opioid level. VIVLODEX and ZORVOLEX are SOLUMATRIX® Technology non-steroidal anti-inflammatory products. The Company acquired two forms of INDOCIN, an oral solution and a suppository, from Iroko Pharmaceuticals, Inc. and its subsidiaries (collectively, "Iroko") in January 2019. Both products are approved for many indications including: moderate to severe rheumatoid arthritis including acute flares of chronic disease, moderate to severe ankylosing spondylitis, moderate to severe osteoarthritis, acute painful shoulder (bursitis and/or tendinitis) and acute gouty arthritis. OXAYDO is an immediate release ("IR") oxycodone product designed to discourage abuse via snorting, indicated for the management of acute and chronic pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate. To augment its current product portfolio, the Company is seeking to acquire additional product candidates or approved products to develop and/or market.

Emergence from Voluntary Reorganization Under Chapter 11 Proceedings

Chapter 11 Cases

        On October 30, 2018, the Company entered into a definitive asset purchase agreement (the "Purchase Agreement") to acquire the SOLUMATRIX products and INDOCIN products and one development product from Iroko. To facilitate the transactions contemplated by the Purchase Agreement (the "Iroko Products Acquisition") and to reorganize its financial structure, the Company and its wholly-owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") and a related Joint Plan of Reorganization ("the Plan") on October 30, 2018.

        The Company requested that the Chapter 11 cases (the "Chapter 11 Cases") be jointly administered for procedural purposes only under the caption "In re Egalet Corporation, et al., Case No. 18-12439". Upon filing, the Company continued to operate its business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company continued ordinary course operations substantially uninterrupted during the Chapter 11 Cases and sought approval from the Bankruptcy Court for relief under certain "first day" motions authorizing the Company to continue to conduct its business in the ordinary course. On January 14, 2019, the Bankruptcy Court entered the Confirmation Order confirming the Plan under Chapter 11 of the Bankruptcy Code. On January 31, 2019 (the "Effective Date"), and substantially concurrent with the consummation of the acquisition of the Iroko products named below pursuant to the Purchase Agreement (the "Iroko Products Acquisition"), the Plan became effective. The Company divested assets related to TIVORBEX in November 2019.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

1. Organization and Description of the Business (Continued)

Liquidity and Substantial Doubt in Going Concern

Substantial Doubt Regarding Going Concern

        The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred recurring operating losses since inception. As of December 31, 2019, the Company had an accumulated deficit of $46.6 million and a working capital deficit of $24.1 million. Even though the Company emerged from bankruptcy, it continues to have significant indebtedness and its ability to continue as a going concern is contingent upon the successful integration of the Iroko Products Acquisition, increasing its revenue, managing its expenses and complying with the terms of its new debt agreements. Refer to Note 12—Debt for additional details of these debt agreements.

        These factors, in combination with others described above, resulted in the conclusion that there is substantial doubt about the ability of the Company to continue as a going concern for the one-year period after the date that these financial statements are issued. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2. Summary of Significant Accounting Policies and Basis of Accounting

Basis of Accounting

        The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company's consolidated financial statements include the accounts of Zyla Life Sciences and its wholly-owned subsidiaries, Zyla Life Sciences US Inc. and Egalet Limited. All intercompany balances and transactions have been eliminated in consolidation.

        Upon emergence from bankruptcy, the Company adopted fresh start accounting in accordance with the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 852, Reorganizations, which resulted in the Company becoming a new entity for financial reporting purposes on February 1, 2019.

        References to "Successor" or "Successor Company" relate to the financial position and results of operations of the reorganized Company subsequent to January 31, 2019. References to "Predecessor" or "Predecessor Company" relate to the financial position and results of operations of the Company prior to, and including, January 31, 2019.

Use of Estimates

        The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates. The Company bases its estimates on historical experience and various other assumptions that it believes to be reasonable under the circumstances, the

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

results of which form its basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates under different assumptions or conditions. The Company believes the following critical accounting policies reflect the more significant judgements and estimates used in the preparation of its consolidated financial statements.

Segment and Geographic Information

        Operating segments are defined as components of an enterprise about which separate discrete information is available for evaluation by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company globally manages the business within one reportable segment. Segment information is consistent with how management reviews the business, makes investing and resource allocation decisions and assesses operating performance. As of December 31, 2019, long-lived assets were located in the United States and net revenue from product sales was derived entirely from the United States.

Concentrations of Credit Risk and Off-Balance Sheet Risk

        Cash, cash equivalents and accounts receivable are financial instruments which potentially subject the Company to concentrations of credit risk. The Company maintains its cash balances in accounts with financial institutions that management believes are creditworthy. The Company invests cash that is not currently being used for operational purposes in accordance with its investment policy. The policy allows for the purchase of low-risk debt securities issued by U.S. government agencies and very highly rated corporations, subject to certain concentration limits. The Company believes its established guidelines for investment of its excess cash maintain safety and liquidity through its policies on diversification and investment maturity.

        The following table reflects the Company's accounts receivable concentration by customer at December 31, 2019 and 2018:

	2019	2018
Customer A	44.3%	70.2%
Customer B	34.3%	—%
Customer C	6.2%	—%
Customer D	6.0%	14.3%
Customer E	4.7%	9.0%

Total	95.5%	93.5%

Cash, Restricted Cash and Cash Equivalents

        The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash balances of $12.2 million and $0.2 million were maintained at financial institutions in the United States and Denmark, respectively, at December 31, 2019. Bank deposits are insured up to approximately $0.3 million and $0.1 million for U.S. and Danish financial institutions, respectively.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

Marketable Securities, Available-for-Sale

        Marketable securities consist of securities with original maturities greater than three months and are composed of securities issued by U.S. government agencies and corporate debt securities. Marketable securities have been classified as current assets in the accompanying Consolidated Balance Sheets based upon the nature of the securities and their intended use to fund operations.

        Management determines the appropriate classification of securities at the time of purchase. The Company has classified its investment portfolio as available-for-sale in accordance with FASB ASC 320, Investments—Debt and Equity Securities. The Company's available-for-sale securities are carried at fair value with unrealized gains and losses reported in other comprehensive income (loss). Realized gains and losses are determined using the specific identification method and are included in interest expense. Marketable securities are evaluated periodically for impairment. If it is determined that a decline of any investment is other than temporary, then the carrying amount of the investment is written down to fair value and the write-down is included in the Consolidated Statements of Comprehensive Loss as a loss.

Fair Value Measurements

        The carrying amounts reported in the Company's consolidated financial statements for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their respective fair values because of the short-term nature of these accounts. The carrying value of the derivative liabilities are the estimated fair value of the liability as further described in Note 6—Fair Value Measurements.

        Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

        Fair value should be based on the assumptions that market participants would use when pricing an asset or liability and is based on a fair value hierarchy that prioritizes the information used to develop those assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets (observable inputs) and the lowest priority to the Company's assumptions (unobservable inputs). Fair value measurements should be disclosed separately by level within the fair value hierarchy. For assets and liabilities recorded at fair value, it is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with established fair value hierarchy.

        Financial assets that the Company measures at fair value on a recurring basis include cash equivalents and marketable securities. These financial assets are generally classified as Level 1 or 2 within the fair value hierarchy. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices (adjusted), interest rates and yield curves. Fair values determined by Level 3 inputs utilize unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. The fair value hierarchy level is determined by the lowest level of significant input.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

        The Company's financial assets have been initially valued at the transaction price and subsequently valued at the end of each reporting period, typically utilizing third-party pricing services or other market observable data. The pricing services utilize industry standard valuation models, including both income and market-based approaches, and observable market inputs to determine value. These observable market inputs include reportable trades, benchmark yields, credit spreads, broker/dealer quotes, bids, offers, current spot rates and other industry and economic events. The Company validates the prices provided by its third-party pricing services by reviewing their pricing methods and matrices, obtaining market values from other pricing sources, analyzing pricing data in certain instances and confirming that the relevant markets are active. The Company did not adjust or override any fair value measurements provided by its pricing services as of December 31, 2019 or 2018.

        Financial liabilities that the Company measures at fair value on a recurring basis include derivative liabilities consisting of the interest make whole feature of the 5.50% and 6.50% Notes, the conversion feature of the 6.50% Notes and the warrant liability associated with the July 2017 Equity offering. Acquisition related contingent consideration is also measured at fair value. These financial liabilities are classified as Level 3 within the fair value hierarchy. Fair values determined by Level 3 inputs utilize unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. The fair value hierarchy level is determined by the lowest level of significant input.

        The Company's financial liabilities have been initially and subsequently valued at the end of each reporting period, typically utilizing third-party valuation services. The valuation services utilize industry standard valuation models, including both income and market-based approaches and observable market inputs for similar instruments to determine value, if available. These observable market inputs include reportable trades, benchmark yields, credit spreads, broker/dealer quotes, bids, offers, current spot rates and other industry and economic events. The Company validates the valuations provided by its third-party valuation services by reviewing their pricing valuation and matrices and confirming the relevant markets are active. The change in fair value of the contingent consideration during the period ending December 31, 2019 was primarily due to changes in the net product sales forecast and discount rates as there were no other significant changes in key assumptions. The Company did not adjust or override any fair value measurements provided by its valuation services as of December 31, 2019 and December 31, 2018.

        During the years ended December 31, 2019 and 2018, there were no transfers between Level 1, Level 2, or Level 3 financial assets or liabilities. The Company did not have any non-recurring fair value measurements on any assets or liabilities at December 31, 2019 and December 31, 2018.

Stock-Based Compensation

        The Company uses the Black-Scholes valuation model in determining the fair value of equity awards. For stock options granted to employees and directors with only service-based vesting conditions, the Company measures stock-based compensation cost at the grant date based on the estimated fair value of the award and recognizes it as expense over the requisite service period on a straight-line basis. The Company records the expense of services rendered by non-employees based on the estimated fair value of the stock option as of the respective vesting date. Further, the Company

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

expenses the fair value of non-employee stock options that contain only service-based vesting conditions over the requisite service period of the underlying stock options.

        The fair value for restricted stock awards is determined based on the closing market price of the Company's common stock on the grant date of the awards. The expense is recognized over the requisite service period on a straight-line basis.

Property and Equipment

        Property and equipment consist primarily of laboratory and manufacturing equipment, furniture, fixtures, and other property, all of which are stated at cost, less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are expensed as incurred. The following estimated useful lives were used to depreciate the Company's assets:

Estimated Useful Life
Laboratory and manufacturing equipment	3 - 10 years
Furniture, fixtures and other property	3 - 7 years

        Upon retirement or sale, the cost of the disposed asset and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is charged to income.

Goodwill

        Goodwill is calculated as the excess of the reorganization equity value over the fair value of tangible and identifiable intangible assets pursuant to ASC 852, Reorganizations. Goodwill is not amortized but is tested for impairment at the reporting unit level at least annually or when a triggering event occurs that could indicate a potential impairment by assessing qualitative factors or performing a quantitative analysis in determining whether it is more likely than not that the fair value of net assets are below their carrying amounts. A reporting unit is the same as, or one level below, an operating segment. Our operations are currently comprised of a single, entity wide reporting unit.

Intangible and Long-Lived Assets

        Intangible and long-lived assets consist of in-process research and development ("IP R&D") and product rights. IP R&D is considered an indefinite-lived intangible asset and is assessed for impairment annually or more frequently if impairment indicators exist. If the associated research and development effort is abandoned, the related assets would be written-off and the Company would record a non-cash impairment loss on its Consolidated Statement of Operations. For those product candidates that reach commercialization, the IPR&D asset will be amortized over its estimated useful life.

        Long-lived intangible assets acquired as part of the SPRIX Nasal Spray acquisition, OXAYDO license and INDOCIN product rights are being amortized on a straight-line basis over their estimated useful lives of 9 years, 3 years and 9 years, respectively. The Company estimated the useful life of the assets by considering competition by products prescribed for the same indication, the likelihood and estimated future entry of non-generic and generic competition for the same or similar indication and

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

other related factors. The factors that drive the estimate of the life are often uncertain and are reviewed on a periodic basis or when events occur that warrant review.

        The Company assesses the recoverability of its long-lived assets, which include property and equipment and product rights whenever significant events or changes in circumstances indicate impairment may have occurred. If indicators of impairment exist, projected future undiscounted cash flows associated with the asset are compared to its carrying amount to determine whether the asset's value is recoverable. Any resulting impairment is recorded as a reduction in the carrying value of the related asset and a charge to operating results. During the year ended December 31, 2018, the Company recorded a charge of $0.1 million to restructuring and other charges to write off the remaining IP R&D intangible asset related to its Guardian Technology due to the Company's decision to discontinue the manufacturing and promotion of ARYMO ER.

Net Product Sales

        The Company recognizes revenue in accordance with FASB ASC 606, Revenue from Contracts with Customers, at the time it ships its products to its customers (primarily wholesalers and specialty pharmacies).

        The Company sells SPRIX Nasal Spray in the United States to a single specialty pharmaceutical distributor. The Company recognizes revenue from sales of SPRIX Nasal Spray upon delivery of the product to its distributor. The Company sells INDOCIN suppositories and oral suspension in the United States through third-party wholesalers, subject to rights of return, with revenue recognized upon delivery of the product to the wholesaler. The Company sells its SOLUMATRIX products in the United States through third-party wholesalers, subject to rights of return, with revenue recognized upon delivery of the product to the wholesaler. The Company sells OXAYDO in the United States to several wholesalers, all subject to rights of return. The Company recognizes revenue of OXAYDO upon delivery of the product to its customers.

Product Sales Allowances

        The Company recognizes product sales allowances as a reduction of product sales in the same period the related revenue is recognized. Product sales allowances are based on amounts owed or to be claimed on the related sales. These estimates take into consideration the terms of the Company's agreements with customers and third-party payors that may result in future rebates or discounts taken. In certain cases, such as patient discount programs, the Company recognizes the cost of patient discounts as a reduction of revenue based on estimated utilization. If actual future results vary, the Company may need to adjust these estimates, which could have an effect on product revenue in the period of adjustment. The Company's product sales allowances include:

        Specialty Pharmacy Fees.    The Company offers a discount to a certain specialty pharmaceutical distributor based on a contractually determined rate. The Company records the fees on shipment to the distributor and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

        Wholesaler and Title Fees.    The Company pays certain pharmaceutical wholesalers and its third-party logistics provider fees based on a contractually determined rate. The Company accrues these fees on shipments to the respective wholesalers and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

        Prompt Pay Discounts.    The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. The Company accounts for cash discounts by reducing accounts receivable by the prompt pay discount amount and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

        Patient Discount Programs.    The Company offers co-pay discount programs for each of its products to patients, in which patients receive a co-pay discount on their prescriptions. The Company utilizes data provided by independent third parties to determine the total amount that was redeemed and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

        Rebates and Chargebacks.    Managed care rebates are payments to governmental agencies and third parties, primarily pharmacy benefit managers and other health insurance providers. The reserve for these rebates is based on a combination of actual utilization provided by the third party and an estimate of customer buying patterns and applicable contractual rebate rates to be earned over each period. The Company recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Inventories and Cost of Sales

        Inventories are stated at the lower of cost or net realizable value, net of reserve for excess and obsolete inventory and cost is determined using the average-cost method. At December 31, 2019 and December 31, 2018, inventory consisted of raw materials, work in process, and finished goods.

        Cost of sales includes the cost of inventory sold or reserved, which includes manufacturing and supply chain costs, product shipping and handling costs, and product royalties.

Acquisition-related contingent consideration

        Pursuant to the Iroko Products Acquisition, the Company has obligations relating to contingent payment consideration for future royalty obligations to Iroko based upon annual INDOCIN product net sales over $20.0 million. The Company recorded the acquisition-date fair value of these contingent liabilities, based on the likelihood of contingent earn-out payments. The earn-out payments are subsequently remeasured to fair value each reporting date. The fair value of the acquisition-related contingent consideration is remeasured each reporting period, with changes in fair value recorded in the Company's Consolidated Statements of Operations. The royalty term commenced on the Effective Date and ends on the tenth anniversary of the Effective Date, January 31, 2029.

Long Term Debt

        For a description of the Company's debt obligations outstanding at December 31, 2019, see Note 12—Debt.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

Former 5.50% Notes

        In April and May 2015, the Company issued through a private placement $61.0 million in aggregate principal amount of the 5.50% Notes in two separate closings. Interest on the 5.50% Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2015. The 5.50% Notes are convertible at 67.2518 shares per $1,000 principal amount of the 5.50% Notes (equivalent to an initial conversion price of approximately $14.87 per share of common stock).

        In December 2017, the Company closed exchange agreements with certain holders of the outstanding 5.50% notes for $36.4 million in principal value of the 5.50% Notes. The total face value of the outstanding 5.50% notes was reduced from $61.0 million to $24.6 million as a result of the Exchange. As part of the exchange, the Company issued $23.9 million in principal amount of new 6.50% convertible notes due December 31, 2024. See below for further information.

Former 13.0% Notes

        In August 2016, the Company completed the initial closing (the "Initial Closing") of its offering (the "Offering") of up to $80.0 million aggregate principal amount of its 13.0% senior secured notes and entered into an indenture governing the Notes with the guarantors party thereto (the "Guarantors") and U.S. Bank National Association, a national banking association, as trustee (the "Trustee") and collateral agent (the "Collateral Agent"). The Company issued $40.0 million aggregate principal amount of the 13% Notes at the Initial Closing and issued an additional $40.0 million aggregate principal amount of the Notes on approval from the Food and Drug Administration ("FDA") of ARYMO ER in January 2017 (the "Second Closing"). Net proceeds from the Initial Closing and Second Closing were $37.2 million and $38.3 million respectively, after deducting offering expenses. The Notes were sold only to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Former 6.50% Notes

        In December 2017, the Company issued $23.9 million in principal amount of the 6.50% Notes. The 6.50% notes were issued to existing 5.50% Note holders in exchange for $36.4 million in face value of the 5.50% Notes. Interest on the 6.50% Notes is payable semi-annually in arrears on January 1 and July 1 of each year, commencing July 1, 2018. The 6.50% Notes are convertible at 749.6252 shares per $1,000 principal amount of the 6.50% Notes (equivalent to an initial conversion price of approximately $1.33 per share of common stock).

Liabilities Subject to Compromise

        The Predecessor Company's financial statements include amounts classified as Liabilities Subject to Compromise, which represent liabilities that existed prior to the effectiveness of its bankruptcy plans and that were restructured under the Plan of Reorganization. These amounts include amounts related to (i) the 5.50% Notes, (ii) the 6.50% Notes and (iii) the 13.0% Notes, including the accrued interest thereon, and accrued vendor liabilities. Refer to Note 11—Liabilities Subject to Compromise for additional details.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

Interest Make-Whole Derivative

        The former 5.50% Notes included an interest make-whole feature whereby if a noteholder converted any of the 5.50% Notes prior to April 1, 2018, subject to certain restrictions, the noteholder would be entitled, in addition to the other consideration payable or deliverable in connection with such conversion, to an interest make-whole payment equal to the sum of the present value of the remaining scheduled payments of interest that would have been made on the notes to be converted had such notes remained outstanding from the conversion date through April 1, 2018, computed using a discount rate equal to 2%. The Company has determined that this feature is an embedded derivative and has recognized the fair value of this derivative as a liability on the Company's Consolidated Balance Sheet, with subsequent changes to fair value recorded through earnings at each reporting period on the Company's Consolidated Statements of Operations and Comprehensive Loss as change in fair value of derivative liabilities. The fair value of this embedded derivative was determined based on a binomial tree lattice model.

        The former 6.50% Notes included an interest make-whole feature whereby if a noteholder converted any of the 6.50% Notes prior to January 1, 2021, subject to certain restrictions, they were entitled, in addition to the other consideration payable or deliverable in connection with such conversion, to an interest make-whole payment equal to the sum of the present value of the remaining scheduled payments of interest that would have been made on the notes to be converted had such notes remained outstanding from the conversion date through January 1, 2021, computed using a discount rate equal to 2%. The Company has determined that this feature is an embedded derivative and has recognized the fair value of this derivative as a liability on the Company's Consolidated Balance Sheets, with subsequent changes to fair value recorded through earnings at each reporting period on the Company's Consolidated Statements of Operations and Comprehensive Loss as change in fair value of derivative liabilities. The fair value of this embedded derivative was determined based on a binomial tree lattice model.

Warrant Liability

        On July 6, 2017, the Company entered into an underwriting agreement with Cantor Fitzgerald & Co. relating to an underwritten public offering (the "July 2017 Equity Offering") of 16,666,667 shares of the Company's common stock and accompanying warrants to purchase 16,666,667 shares of common stock, at a combined public offering price of $1.80 per share and accompanying warrant, for gross proceeds of $30.0 million. Each warrant was issued at an exercise price of $2.70, subject to adjustment in certain circumstances. The shares of common stock and warrants were issued separately. The warrants could be exercised at any time on or after the date of issuance and expired five years from the date of issuance.

        The Company accounted for the warrants using ASC 480—Distinguishing Liabilities from Equity and determined that the warrants were a freestanding financial instrument that are subject to liability classification. Pursuant to the terms of the agreement, the Company could be required to settle the warrants in cash in the event of an acquisition of the Company, and as a result the warrants are required to be measured at fair value and reported as a current liability in the Company's Consolidated Balance Sheet, with subsequent changes to fair value recorded through earnings at each reporting period on the Company's Consolidated Statements of Operations and Comprehensive Loss as change

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

in fair value of derivative liabilities. The warrants were cancelled in connection with the emergence from bankruptcy.

Foreign Currency Translation

        The reporting currency of the Company is the U.S. dollar. The functional currency of the Company's non-U.S. operations is the Danish Krone. Assets and liabilities of foreign operations are translated into U.S. dollars based on exchange rates at the end of each reporting period. Revenues and expenses are translated at average exchange rates during the reporting period. Gains and losses arising from the translation of assets and liabilities are included as a component of accumulated other comprehensive loss or income on the Company's Consolidated Balance Sheets. Gains and losses resulting from foreign currency transactions are reflected within the Company's Consolidated Statements of Operations. The Company has not utilized any foreign currency hedging strategies to mitigate the effect of its foreign currency exposure.

        Intercompany payables and receivables are considered to be long-term in nature and any change in balance due to foreign currency fluctuation is included as a component of the Company's Consolidated Statements of Comprehensive Loss and Accumulated Other Comprehensive Loss within the Company's Consolidated Balance Sheets.

Comprehensive Loss

        Comprehensive loss is defined as changes in stockholders' deficit exclusive of transactions with owners (such as capital contributions and distributions). Comprehensive loss is composed of net loss, foreign currency translation adjustments and unrealized gains or losses on marketable securities classified as available for sale.

Income Taxes

        The Company uses the asset and liability method of accounting for income taxes. Current tax liabilities or receivables are recognized for the amount of taxes the Company estimates are payable or refundable for the current year. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided when it is more likely than not that some portion or the entire deferred tax asset will not be realized. The Company recognizes the benefit of an uncertain tax position that it has taken or expects to take on its income tax return if such a position is more likely than not to be sustained. Then, the tax benefit recognized is the largest amount of benefit, determined on a cumulative probability basis, which is more likely than not to be realized upon ultimate settlement. The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the Company's Consolidated Statements of Operations and Comprehensive Loss. Accrued interest and penalties are included within the related tax liability line in the Company's Consolidated Balance Sheets. The Company did not have any accrued interest or penalties associated with any unrecognized tax positions at December 31, 2019 and 2018, and there were no such interest or

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

penalties recognized during the period from February 1, 2019 through December 31, 2019 (Successor), the period from January 1, 2019 through January 31, 2019 (Predecessor) or the year ended December 31, 2018 (Predecessor).

Basic and Diluted Net Loss Per Share of Common Stock

        Basic net loss per share of common stock is computed by dividing net loss applicable to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted net loss per share of common stock is computed by dividing the net loss applicable to common stockholders by the sum of the weighted-average number of common shares outstanding during the period plus the potential dilutive effects of common stock options and warrants outstanding during the period calculated in accordance with the treasury stock method, plus the potential dilutive effects of the 5.50% and 6.50% Notes using the if-converted method. Because the impact of these items is anti-dilutive during periods of net loss, there was no difference between basic and diluted net loss per share of common stock for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor).

Recent Accounting Pronouncements

        In February 2016, the Financial Accounting Standards Board FASB issued ASU No. 2016-02 Leases (ASC 842). In July 2018, the FASB issued ASU No. 2018-10, "Codification Improvements to Topic 842, Leases" (ASU 2018-10), which provides narrow amendments to clarify how to apply certain aspects of the new lease standard, and ASU No. 2018-11, "Leases (Topic 842)-Targeted Improvements" (ASU 2018-11), which addressed implementation issues related to the new lease standard. These and certain other lease-related ASUs have generally been codified in ASC 842. ASC 842 supersedes the lease accounting requirements in Accounting Standards Codification Topic 840, Leases (ASC 840). ASC 842 establishes a right-of-use model that requires a lessee to record a right-of-use ("ROU") asset and a lease liability on the balance sheet for all leases. Under ASC 842, leases are classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The standard also requires disclosures to help investors and other financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases.

        The Company adopted ASC 842 using the modified retrospective transition approach as of the effective date, which allows the Company to not adjust the comparative periods presented. The Company has elected to adopt the package of transition practical expedients and, therefore, has not reassessed whether existing or expired contracts contain a lease, the lease classification for existing or expired leases or the accounting for initial direct costs that were previously capitalized. The Company did not elect the practical expedient to use hindsight for leases existing at the adoption date. Further, the Company does not expect the amendments in ASU 2018-01: Land Easement Practical Expedient to have an effect on its financial position because it did not enter into land easement arrangements. The Company has elected, as an accounting policy, to not recognize ROU assets and lease liabilities for all short-term leases that have a lease term of 12 months or less.

        Upon adoption, the Predecessor Company recorded a lease liability of $2.5 million with a corresponding ROU asset of $1.9 million for its operating leases. As of the adoption date, the

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

Company had a $0.6 million deferred rent liability which was reversed. The adoption of ASC 842 did not have a material impact on the Company's Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

        In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities, which addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. ASU 2016-01 was effective for annual periods and interim periods within those annual periods beginning after December 15, 2017. The Company adopted the standard in the first quarter of 2018 and determined there to be no material impact of the adoption in the year ended December 31, 2018.

        In June 2016, the FASB issued ASU 2016-13, "Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." This guidance applies to all entities and impacts how entities account for credit losses for most financial assets and other instruments. ASU 2016-13 requires financial assets measured at amortized cost to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amounts. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. For trade receivables, loans and held-to-maturity debt securities, entities will be required to estimate expected credit losses over the lifetime of the asset. For available-for-sales debt securities, entities will be required to recognize an allowance for credit losses rather than an other-than-temporary impairment that reduces the cost basis of the investment. Further, an entity will recognize any improvements in credit losses on its available-for-sale debt securities immediately in earnings.

        The FASB also released clarifying guidance in April 2019 within ASU 2019-04, "Codification Improvements to Topic 326, Financial Instruments—Credit Losses," in May 2019 within ASU 2019-05, "Financial Instruments—Credit Losses (Topic 326): Targeted Transition Relief," and in November 2019 within ASU 2019-10, "Financial Instruments—Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842)," and ASU 2019-11, "Codification Improvements to Topic 326, Financial Instruments—Credit Losses." The updates provide guidance on estimating credit losses, including transition relief by allowing for election of the fair value methodology on an instrument-by-instrument basis for eligible financial instruments within the scope of ASC 825-10, and valuation of receivables from customers with troubled debt. This guidance is effective for fiscal years beginning after December 15, 2019 and interim periods therein. Elections under ASU 2019-05 require a modified retrospective application through a cumulative-effect adjustment in the opening balance of retained earnings upon adoption. The Company is currently analyzing the impact of the credit losses standard and does not anticipate the adoption of this ASU on January 1, 2020 to have a material impact on its consolidated financial statements.

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820)" which modifies the disclosure requirements of fair value measurements in Topic 820, Fair Value Measurement. For public companies the ASU removes disclosure requirements for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU modifies the disclosure requirements for investments in certain entities that calculate net asset value and clarifies that the measurement

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

2. Summary of Significant Accounting Policies and Basis of Accounting (Continued)

uncertainty disclosure is to communicate information about the uncertainty in measurement as of the reporting date. The ASU adds the disclosure requirement for changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. The amendments in this update are effective for all entities for fiscal years beginning after December 15, 2019 including interim periods within that fiscal year. Early adoption is permitted. The Company does not plan to early adopt this ASU and the Company does not believe there will be a material impact on its consolidated financial statements as a result of adopting this ASU.

        In December 2019, the FASB issued ASU 2019-12, "Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes." This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods therein. Early adoption is permitted for any annual periods for which financial statements have not been issued and interim periods therein. The Company is currently analyzing the impact of ASU 2019-12 and does not anticipate the adoption of this ASU to have a material impact on the Company's consolidated financial statements.

3. Fresh Start Accounting

        Upon emergence from bankruptcy, the Company adopted fresh start accounting as (i) the reorganization value of the assets of the Successor Company immediately before the date of confirmation of the Plan was less than the total of all post-petition liabilities and allowed claims and (ii) the holders of the Predecessor Company's voting shares immediately before confirmation of the Plan received less than 50 percent of the voting shares of the emerging entity.

        U.S. GAAP requires the adoption of fresh start accounting on the later of (i) the Plan confirmation date, or (ii) when all material conditions precedent to the Plan's becoming effective are resolved, which occurred on January 31, 2019. Accordingly, the Company selected January 31, 2019 as the fresh start reporting date. Upon the application of fresh start accounting, the Company allocated the reorganization value to its individual assets based on their estimated fair values. Reorganization value represents the fair value of the Successor Company's assets before considering liabilities. The excess reorganization value over the fair value of identified tangible and intangible assets is reported as goodwill.

        The Bankruptcy Court confirmed the Plan based upon an estimated enterprise value of the Company between $162 million and $200 million, which was estimated using various valuation methods, including (i) comparable public company analysis, a method to estimate the value of a company relative to other publicly traded companies with similar operations and financial characteristics; (ii) discounted cash flow analysis, a calculation of the present value of the future cash flows to be generated by the asset or business based on its projection, and (iii) precedent transaction analysis, a method to estimate the value of a company by examining comparable public merger and acquisition transactions. Based upon a reevaluation of relevant factors used in determining the range of enterprise value and updated expected cash flow projections, the Company concluded the enterprise value, or fair value, was $196.6 million.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

        The basis of the discounted cash flow analysis used in developing the enterprise value was based on Company prepared projections that included a variety of estimates and assumptions. While the Company considers such estimates and assumptions reasonable, they are inherently subject to significant business, economic and competitive uncertainties, many of which are beyond the Company's control and, therefore, may not be realized. Changes in these estimates and assumptions may have had a significant effect on the determination of the Company's enterprise value. The assumptions used in the calculations for the discounted cash flow analysis, which had the most significant effect on the estimated enterprise value, included the following: forecasted revenue, costs and free cash flows through 2023, discount rate of 15.1%. A terminal value of $217.3 million was established, which was determined using a perpetual long-term growth rate of 3%.

        The four-column consolidated statement of financial position as of January 31, 2019, included herein, applies effects of the Plan and fresh start accounting to the carrying values and classifications of assets or liabilities. Upon adoption of fresh start accounting, the recorded amounts of assets and liabilities were adjusted to reflect their estimated fair values. Accordingly, the reported historical financial statements of the Predecessor Company prior to the adoption of fresh start accounting for periods ended on or prior to January 31, 2019 are not comparable to those of the Successor Company.

        In applying fresh start accounting, the Company followed these principles:

  •
  The reorganization value, which represents the concluded enterprise value plus excess cash and cash equivalents and non-interesting bearing liabilities of the entity, was allocated to the entity's reporting units in conformity with ASC 805, Business Combinations. The reorganization value exceeded the sum of the fair value assigned to assets and liabilities. This excess was recorded as Successor Company goodwill as of January 31, 2019.

  •
  Each asset and liability existing as of the fresh start accounting date, other than deferred taxes, has been stated at the fair value, and determined at appropriate risk adjusted interest rates.

  •
  Deferred taxes were reported in conformity with applicable income tax accounting standards, principally ASC 740, Income Taxes.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

        The following four-column consolidated statement of financial position table identifies the adjustments recorded to the Predecessor Company's January 31, 2019 Consolidated Balance Sheets as a result of implementing the Plan and applying fresh start accounting:

(in thousands)	Predecessor	Plan Effects Adjustments		Fresh Start Adjustments		Successor
Assets
Current assets
Cash and cash equivalents	$36,785	$(19,738)	(a)	$—		$17,047
Marketable securities, available for sale	4,994	—		—		4,994
Accounts receivable	4,141	—		—		4,141
Inventory	2,299	28,364	(b)	3,175	(h)	33,838
Prepaid expenses and other current assets	2,497	1,446	(b)	—		3,943
Other receivables	133	—		—		133

Total current assets	50,849	10,072		3,175		64,096
Intangible assets, net	4,109	90,106	(b)	29,091	(i)	123,306
Restricted cash	400	—		—		400
Property and equipment, net	1,027	3,047	(b)	—		4,074
Right of use asset, net	1,854	—		—		1,854
Goodwill	—	—		58,747	(j)	58,747
Deposits and other assets	1,676	—		—		1,676

Total assets	$59,915	$103,225		$91,013		$254,153

Liabilities and stockholders' (deficit) equity
Current liabilities:
Accounts payable	9,839	(1,500)	(a)	—		8,339
Accrued expenses	26,617	20,183	(c)	—		46,800
Deferred revenue	52	—		(52)	(k)	—
Debt—current	—	1,492	(d)	—		1,492
Acquisition-related contingent consideration	—	1,200	(d)	—		1,200
Other current liabilities	1,030	—		—		1,030

Total current liabilities	37,538	21,375		(52)		58,861
Debt—non-current portion, net	—	93,371	(d)	—		93,371
Acquisition-related contingent consideration	—	13,600	(d)	—		13,600
Deferred income tax liabilities	24	—		—		24
Other liabilities	1,463	—		(103)	(k)	1,360

Total liabilities not subject to compromise	39,025	128,346		(155)		167,216
Liabilities subject to compromise	138,884	(138,884)	(e)	—		—
Stockholders' (deficit) equity:
Common stock	55	(46)	(f)	—		9
Additional paid in capital	276,880	(189,952)	(f)	—		86,928
Other comprehensive income (loss)	866	—		(866)	(l)	—
Accumulated deficit	(395,795)	303,761	(g)	92,034	(l)	—

Total stockholders' (deficit) equity	(117,994)	113,763		91,168		86,937

Total liabilities and stockholders' (deficit) equity	$59,915	$103,225		$91,013		$254,153

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

Effects of Plan Adjustments

a)
Reflects cash distribution of $18.2 million and reimbursement to Iroko for transaction expenses incurred on the acquisition of $1.5 million.

b)
Reflects purchase accounting for Iroko Products Acquisition which was treated as a business combination for accounting purposes. Assets acquired and liabilities assumed are recorded at fair value on the acquisition date.

(in thousands)
Iroko Purchase Price Allocation
Iroko Note	$45,000
Iroko Equity Value in Reorganization	41,630
Fair Value of Contingent Consideration	14,800
Iroko Promissory Note	4,500

Total Iroko Purchase Price	$105,930

Identifiable Assets / (Liabilities)
Inventory	$28,364
Prepaid expenses	1,446
Fixed Assets	3,047
Intangible—Indocin	90,106
Product Liability	(17,033)

Total Iroko Purchase Price	$105,930

Goodwill attributable to Iroko acquisition	$—

c)
Adjustments to accrued expense reflect i) $2.15 million success fees to be paid after the Effective Date upon the completion of the Iroko Products Acquisition and Chapter 11 proceedings, ii) $1.0 million transaction fees to be paid after the Effective Date for expenses Iroko incurred in connection with the acquisition, and iii) $17.03 million product related liabilities such as rebates, coupon payments, and sales returns assumed from Iroko.

d)
Reflects obligations entered into upon emergence to finance transactions effectuated by the Plan: i) $90.3 million in 13% Notes, net of discount for interest-free period, and a royalty rights agreement giving the right to receive payment equal to 1.5% of net sales on all reorganized entity products, ii) $4.5 million pursuant to the Interim Promissory Note, and iii) $14.8 million in contingent consideration. Specifically, the contingent consideration represents the fair value of future royalty payments due to Iroko in the event Indocin net sales exceed $20.0 million in any fiscal year between the Effective Date and January 31, 2029 ("Indocin Royalty"). The current portion of the 13% Notes, Interim Promissory Note, and Indocin Royalty is $1.1 million, $0.4 million, and $1.2 million, respectively.

e)
The adjustment to liabilities subject to compromise relates to the extinguishment of the former 13% Notes and associated royalty rights, the 5.50% and 6.50% Notes, and rejected contracts. The former 13% Notes were settled with $50.0 million in aggregate principal amount of the 13% Notes

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

  newly issued common stock and warrants to acquire common stock of the Successor Company representing approximately 19.38% of the common stock then outstanding, and $20.0 million in cash equal to the sum of adequate protection payments of $1.8 million and cash distribution of $18.2 million. The 5.50% and 6.50% Notes were settled with newly issued common stock of the Successor Company representing approximately 31.62% of the common stock then outstanding. Contracts rejected in the Chapter 11 cases did not receive any consideration.

f)
Pursuant to the Plan, the Company's predecessor common stock was cancelled, and new common stock and warrants were issued. The adjustment eliminated the Predecessor Company's common stock, additional paid-in capital and recorded the Successor Company's new $0.001 par value common stock, warrants and additional paid-in capital. The Company issued 9,360,968 shares of new common stock and additional paid-in capital of $60.8 million and $26.1 million of warrants. The warrants were valued using the Black Scholes model. Significant assumptions used in determining the fair value of such warrants at issuance include an assumed share price volatility of 60%, a risk-free rate of return of 2.43% with a 5 year term, and marketability discount between 7% and 20% for the lock-up periods.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

g)
This adjustment reflects the net effect of the transaction related to the consummation of the Plan on Predecessor's accumulated deficit. The table below provides a summary of the adjustments:

(in thousands)
Liabilities subject to compromise
13% Senior Secured Debt	$85,438
5.50% Convertible Notes	24,650
6.50% Convertible Notes	23,888
Accrued interest	2,464
Accrued royalty rights ("Existing Senior Secured Royalty Rights")	2,119
Accrued expenses	325

Liabilities subject to compromise	$138,884

Consideration given pursuant to the Plan:
Issuance of warrants	$(14,303)
Issuance of new common stock	(31,004)
Issuance of new Senior Secured Notes	(45,363)
Cash payment	(18,238)

Total consideration given pursuant to the Plan	$(108,908)

Gain on extinguishment of prepetition liabilities	29,976
Other adjustments to accumulated deficit:
Success fees	(2,150)
Reimbursement to Iroko of acquisition expense	(1,000)
Cancellation of Predecessor stock-based compensation expense	(3,814)
Tax related expenses on gain on extinguishment of prepetition liabilities	—

Total other adjustments	(6,964)
Extinguishment of Predecessor Common Stock and Additional-paid-in-capital	280,749

Total adjustments to accumulated deficit:	$303,761

Fresh Start Adjustments

h)
A $3.2 million adjustment was recorded to adjust the Company's legacy inventory, excluding inventory assumed from Iroko, to fair value. The Company obtained an independent third-party valuation specialist's assistance in the determination of the fair values of inventory. The inventory valuation included an analysis of net realizable value of the work in process inventory and finished goods. Finished goods are valued using the comparative sales method as a function of the estimated selling price less the sum of any cost to complete, costs of disposal, holding costs, and a reasonable profit allowance. Carrying value of raw materials and packaging is assumed to represent a reasonable proxy for fair value.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

3. Fresh Start Accounting (Continued)

i)
Reflects fresh start adjustments recorded to adjust intangible assets related to the Company's legacy products, SPRIX and OXAYDO, to fair value. The Company obtained independent-third party valuation specialist's assistance in determination of the fair values of intangibles. SPRIX and OXAYDO intellectual property values are valued using the multi period excess earnings method under the income approach. The multi-period excess earnings method measures economic benefit indirectly by calculating the income attributable to an asset after appropriate returns are paid to complementary assets used in conjunction with the subject asset to produce contributory asset charges. Key components of the excess earnings methods include revenue, adjusted operating margin, charges for use of other assets, and discount rate.

j)
Adjustment to record the reorganization value of assets in excess of amounts allocated to identifiable tangible and intangible assets, also referred to as Successor Company goodwill. Estimated business enterprise value is developed for the combined company upon emergence from bankruptcy and therefore allocated to both identified tangible and intangible assets from the Predecessor Company and assumed from acquisition of Iroko.

(in thousands)
Estimated business enterprise value	$196,600
Add: Fair value of liabilities excluded from enterprise value	57,552
Less: Fair value of tangible assets	(72,099)
Less: Fair value of identified intangible assets	(123,306)

Reorganization value of assets in excess of amounts allocated to identified tangible and intangible assets (Successor company goodwill)	$58,747

Total Successor Goodwill	$58,747

k)
Adjustments to eliminate deferred revenue and related product advance.

l)
The Predecessor Company's accumulated deficit and accumulated other comprehensive income was eliminated in conjunction with the adoption of fresh start accounting pursuant to ASC 852, Reorganizations. The Predecessor Company recognized a $91.2 million gain related to the fresh start accounting adjustments related for revaluation of assets and liabilities as follows:

(in thousands)
Establish Successor goodwill attributable to emergence from Chapter 11	$58,747
Intangible fair value adjustments	29,091
Inventory fair value adjustments	3,175
Deferred revenue and product advance adjustments	155

Gain on fresh start adjustment for revaluation of assets and liabilities	91,168
Eliminate Predecessor Company Other comprehensive income	866

Total adjustment to stockholders' deficit	$92,034

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers

Revenue Recognition

        Under ASC 606, revenue is recognized when, or as, performance obligations under the terms of a contract are satisfied, which occurs when control of the promised products or services is transferred to customers. To recognize revenue pursuant to the provisions of ASC 606, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect substantially all the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses whether the goods or services promised within each contract are distinct to determine those that are performance obligations.

        Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products or services to a customer ("transaction price"). The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. To the extent that the transaction price includes variable consideration, the Company estimates the amount of variable consideration that should be included in the transaction price to which the Company expects to be entitled after giving effect to returns, rebates, sales allowances and other variable elements with contracts between the Company and its customers. Variable consideration is included in the transaction price if, in the Company's judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. Estimates of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of the Company's anticipated performance under the contract and all information (historical, current and forecasted) that is reasonably available. Sales taxes and other taxes collected on behalf of third parties are excluded from revenue.

        When determining the transaction price of a contract, an adjustment is made if payment from a customer occurs either significantly before or significantly after performance, resulting in a significant financing component. Applying the significant financing practical expedient, the Company does not assess whether a significant financing component exists if the period between when the Company performs its obligations under the contract and when the customer pays is one year or less. None of the Company's contracts contained a significant financing component as of December 31, 2019.

        The Company's existing contracts with customers contain only a single performance obligation and, as such, the entire transaction price is allocated to the single performance obligation. Should future contracts contain multiple performance obligations, those would require an allocation of the transaction price based on the estimated relative standalone selling prices of the promised products or services underlying each performance obligation. The Company determines standalone selling prices based on observable prices or a cost-plus margin approach when one is not available.

        The Company's performance obligations are to provide pharmaceutical products to several wholesalers or a single specialty pharmaceutical distributor. All of the Company's performance obligations, and associated revenue, are generally transferred to customers at a point in time. Revenue

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers (Continued)

is recognized at the time the related performance obligation is satisfied by transferring control of a promised good to a customer, which is typically upon delivery. Payments for invoices are generally due within 30 to 65 days of invoice date.

Disaggregation of Revenue

        The following table reflects net revenue by revenue source for the periods indicated:

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Product lines
INDOCIN products	$41,521	$—	$—
SPRIX Nasal Spray	23,908	1,354	23,424
SOLUMATRIX products	7,414	—	—
OXAYDO	6,684	421	5,767
ARYMO ER	—	—	1,162

Total	$79,527	$1,775	$30,353

Reserves for Variable Consideration

        Revenues from product sales are recorded at the transaction price, which includes estimates of variable consideration for which reserves are established and which result from returns, rebates and sales allowances that are offered within or impacted by contracts between the Company and its customers. Where appropriate, these estimates take into consideration a range of possible outcomes which are probability-weighted for relevant factors such as the Company's historical experience, current contractual requirements, specific known market events and trends, industry data and forecasted customer buying and payment patterns. Overall, these reserves reflect the Company's best estimates of the amount of consideration to which it is entitled based on the terms of the contract as of the date of determination. The amount of variable consideration which is included in the transaction price may be constrained and is included in the net sales price only to the extent that it is probable that a significant reversal in the amount of the cumulative revenue recognized will not occur in a future period. Actual amounts of consideration ultimately received may differ from the Company's estimates. If actual results in the future vary from the Company's estimates, the Company adjusts these estimates, which would affect net product revenue and earnings in the period such variances become known.

Product Returns

        Consistent with industry practice, the Company generally offers customers a limited right of return for its products. The Company estimates the amount of its product sales that may be returned by its customers and records this estimate as a reduction of revenue in the period the related product revenue is recognized. The Company estimates product return liabilities using the expected value method based on its historical sales information and other factors that it believes could significantly

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers (Continued)

impact its expected returns, including product discontinuations, product recalls and expirations, of which it becomes aware. These factors include its estimate of actual and historical return rates for non-conforming product and open return requests.

Specialty Pharmacy Fees

        The Company offers a discount to a certain specialty pharmaceutical distributor based on a contractually determined rate. The Company records the fees on shipment to the distributor and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

Wholesaler and Title Fees

        The Company pays certain pharmaceutical wholesalers and its third-party logistics provider fees based on a contractually determined rate. The Company accrues these fees on shipment to the respective wholesalers and recognizes the fees as a reduction of revenue in the same period the related revenue is recognized.

Prompt Pay Discount

        The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. The Company estimates cash discounts using the mostly likely amount method by reducing accounts receivable by the prompt pay discount amount. The discount is recognized as a reduction of revenue in the same period as the related revenue.

Patient Discount Programs

        The Company offers co-pay discount programs to patients for each of its products, in which patients receive a co-pay discount on their prescriptions. For discount amounts that are not immediately available, the Company estimates the total amount that will be redeemed using the expected value method based on the quantity of product shipped. The Company recognizes the discount as a reduction of revenue in the same period as the related revenue. As a result of actual co-pay experience related to Oxaydo product sales being more favorable than originally estimated, the Company reduced the Oxaydo co-pay sales allowance by $3.3 million during the year ended December 31, 2019.

Rebates and Chargebacks

        The Company contracts with various commercial and government payor organizations for the payment of rebates and/or chargebacks with respect to utilization of its products. The Company estimates these rebates and chargebacks using the expected value method and records such estimates in the same period the related revenue is recognized, resulting in a reduction of net product sales and the establishment of an accrued expense.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers (Continued)

        The following table reflects activity in each of the net product sales allowance and reserve categories for the periods indicated:

	Successor
(in thousands)	Fees and distribution costs	Co-pay assistance	Rebates	Returns	Total
Balances at January 31, 2019	$605	$19,330	$5,498	$7,964	$33,397
Allowances for current period sales	29,095	149,676	26,836	6,152	211,759
Payment of Assumed liabilities Iroko Products Acquisition	—	(5,791)	(2,799)	(3,855)	(12,445)
Adjustments and reclassifications	—	—	(2,168)	1,038	(1,130)
Credits or payments made for prior period sales	(605)	(13,539)	(531)	(466)	(15,141)
Credits or payments made for current period sales	(23,677)	(131,847)	(20,927)	(291)	(176,742)

Balances at December 31, 2019	$5,418	$17,829	$5,909	$10,542	$39,698

Total gross product sales					$290,694

Total provision for product sales allowances and accruals as a percentage of total gross sales					73%

	Predecessor
(in thousands)	Fees and distribution costs	Co-pay assistance	Rebates	Returns	Total
Balances at December 31, 2018	$462	$13,326	$2,664	$2,020	$18,472
Allowances for current period sales	568	6,593	594	28	7,783
Assumed liabilities Iroko Products Acquisition	—	5,791	2,799	5,944	14,534
Credits or payments made for prior period sales	(361)	(6,380)	(559)	(28)	(7,328)
Credits or payments made for current period sales	(64)	—	—	—	(64)

Balances at January 31, 2019	$605	$19,330	$5,498	$7,964	$33,397

Total gross product sales					$9,559

Total provision for product sales allowances and accruals as a percentage of total gross sales					81%

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers (Continued)

	Predecessor
(in thousands)	Fees and distribution costs	Co-pay assistance	Rebates	Returns	Total
Balances at December 31, 2017	$595	$3,644	$579	$—	$4,818
Adjustment for ASU 2014-09	—	4,221	656	—	4,877
Allowances for current period sales	8,183	74,530	7,799	2,883	93,395
Adjustment related to prior period sales	—	—	180	—	180
Credits or payments made for prior period sales	(555)	(7,866)	(1,235)	—	(9,656)
Credits or payments made for current period sales	(7,761)	(61,203)	(5,315)	(863)	(75,142)

Balances at December 31, 2018	$462	$13,326	$2,664	$2,020	$18,472

Total gross product sales					$123,928

Total provision for product sales allowances and accruals as a percentage of total gross sales					75%
Transaction Price Allocated to Future Performance Obligations

        ASC 606 requires that the Company disclose the aggregate amount of transaction price that is allocated to performance obligations that have not yet been satisfied as of December 31, 2019. The guidance provides certain practical expedients that limit this requirement including performance obligations that are part of a contract that has an original expected duration of one year or less. All of the Company's contracts are eligible for the practical expedient provided by ASC 606, therefore the Company elected not to disclose any remaining performance obligations.

Contract Balances from Contracts with Customers

        When the Company receives consideration from a customer, or such consideration is unconditionally due from a customer prior to the transfer of goods or services to the customer under the terms of a contract, the Company records a contract liability. Contract liabilities are recognized as revenue after control of the products is transferred to the customer and all revenue recognition criteria have been met. The Company classifies contract liabilities as deferred revenue. The Company had no deferred revenue as of December 31, 2019 or December 31, 2018.

        Contract assets primarily relate to rights to consideration for goods or services transferred to the customer when the right is conditional on something other than the passage of time. Contract assets are transferred to accounts receivable when the rights become unconditional. The Company had no contract assets as of December 31, 2019 or December 31, 2018.

Costs to Obtain and Fulfill a Contract

        The Company accounts for shipping and handling activities related to contracts with customers as costs to fulfill the promise to transfer the associated products. When shipping and handling costs are incurred after a customer obtains control of the products, the Company has elected to account for these as costs to fulfill the promise and not as a separate performance obligation. Shipping and

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

4. Revenue from Contracts with Customers (Continued)

handling costs associated with the distribution of finished products to customers are expensed as incurred and are recorded in costs of goods sold in the accompanying Consolidated Statements of Operations. The Company expenses incremental costs of obtaining a contract with a customer (for example, commissions) when incurred as the period of benefit is less than one year.

5. Investments

        The Company owned no marketable securities as of December 31, 2019.

        The following table reflects marketable securities of the Predecessor Company as of December 31, 2018:

(in thousands)	Cost Basis	Unrealized Gains	Unrealized Losses	Fair Value
Corporate notes and bonds	$4,990	$—	$(2)	$4,988

Total	$4,990	$—	$(2)	$4,988

6. Fair Value Measurements

        The Company measures certain assets and liabilities at fair value in accordance with ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (the exit price) in an orderly transaction between market participants at the measurement date. The guidance in ASC 820 outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. In determining fair value, the Company maximizes the use of quoted prices and observable inputs. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from independent sources. The fair value hierarchy is broken down into three levels based on the source of inputs as follows:

  •
  Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities.

  •
  Level 2—Valuations based on observable inputs and quoted prices in active markets for similar assets and liabilities.

  •
  Level 3—Valuations based on inputs that are unobservable and models that are significant to the overall fair value measurement.

        Cash equivalents—Cash equivalents primarily consisted of money market funds with overnight liquidity and no stated maturities. The Company classified cash equivalents as Level 1, due to their short-term maturity, and measured the fair value based on quoted prices in active markets for identical assets.

        Acquisition-related contingent consideration—As of December 31, 2019, the Company had obligations to make contingent payment consideration for future royalties to Iroko based upon annual INDOCIN product net sales over $20.0 million. Pursuant to the Iroko Products Acquisition, the Company recorded the acquisition-date fair value of these contingent liabilities, based on the likelihood

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

6. Fair Value Measurements (Continued)

of contingent earn-out payments. The earn-out payments are subsequently measured to fair value each reporting date. The Company classified the acquisition-related contingent consideration liabilities to be settled in cash as Level 3, due to the lack of relevant observable inputs and market activity. Changes in assumptions described above could have an impact on the payout of contingent consideration.

        The following table reflects the fair value hierarchy information about each major category of the Company's financial assets and liabilities measured at fair value on a recurring basis, for the periods indicated:

	Fair Value Measurements as of December 31, 2019
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents (money market funds)	$76	$—	$—	$76

Total assets	$76	$—	$—	$76

Liabilities
Acquisition-related contingent consideration	$—	$—	$17,900	$17,900

Total liabilities	$—	$—	$17,900	$17,900

	Fair Value Measurements as of December 31, 2018
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents (money market funds)	$22,996	$—	$—	$22,996
Marketable securities, available-for-sale	—	4,988	—	4,988

Total assets	$22,996	$4,988	$—	$27,984

        The 5.50% Notes included and 6.50% Notes include an interest make-whole feature whereby if a noteholder had converted any of the 5.50% Notes prior to April 1, 2018, or converts any of the 6.50% Notes prior to July 1, 2021, the Company will, in addition to the other consideration payable or deliverable in connection with such conversion, make an interest make-whole payment to the converting holder equal to the sum of the present value of the remaining scheduled payments of interest that would have been made on the notes to be converted had such notes remained outstanding from the conversion date through April 1, 2018 (5.50% Notes), or July 1, 2021 (6.50% Notes), computed using a discount rate equal to 2%.

        The embedded conversion options in the 6.50% Notes are required to be separately accounted for as derivatives as the Company did not have enough available authorized shares to cover the conversion obligation as of the date of issuance as of December 31, 2017. In February 2018, the Company held a special meeting of stockholders (the "Special Meeting"). At the Special Meeting, the Company's stockholders approved an amendment to the Company's Third Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's authorized common stock from 75,000,000 to 275,000,000 shares. As the Company had reserved sufficient shares of its common stock

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

6. Fair Value Measurements (Continued)

to satisfy the conversion provisions of the 6.50% Notes, the conversion feature was considered indexed to its stock and the fair value of the conversion feature was reclassified from a liability into stockholders' deficit in the first quarter of 2018.

        The Company has determined that the above features are embedded derivatives and has recognized the fair value of the derivatives as liabilities in the Company's Consolidated Balance Sheet, with subsequent changes to fair value recorded through earnings at each reporting period on the Company's Consolidated Statements of Operations and Comprehensive Loss as change in fair value of derivative liabilities.

        The following table reflects a rollforward of the Company's Level 3 liabilities for the Successor period February 1, 2019 through December 31, 2019:

(in thousands)
Balance at January 31, 2019	$14,800
Payments made during the period	(1,883)
Change in fair value of contingent consideration	4,983

Balance at December 31, 2019	$17,900

        The following tables reflects a summary of changes in the fair value of Level 3 liabilities for the year ended December 31, 2018:

(in thousands)	December 31, 2017	Additions	Reclassification to Additional Paid in Capital	Fair Value Change in 2018	December 31, 2018
Interest make-whole derivatives	$2,589	$—	$—	$(2,589)	$—
Conversion feature, 6.50% Notes	14,034	—	(12,497)	(1,537)	—
Warrant liability	8,166	—	—	(8,166)	—

Total liabilities	$24,789	$—	$—	$(12,292)	$—

        The fair value of the contingent consideration was determined using an income approach based on projected INDOCIN product net sales and appropriate discount rates. The fair value of the contingent consideration is remeasured each reporting period, with changes in fair value recorded in the Consolidated Statements of Operations. The change in fair value of the contingent consideration during the period ended December 31, 2019 was primarily due changes in the product net sales forecast and discount rates.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

7. Inventory

        Inventories are stated at the lower of cost or net realizable value using actual cost net of reserve for excess and obsolete inventory. The following table represents the components of inventory as of December 31, 2019 and 2018.

	Successor	Predecessor
(in thousands)	December 31, 2019	December 31, 2018
Raw materials	$1,257	$1,374
Work in process	4,864	665
Finished goods	2,928	600

Total	$9,049	$2,639

        As a result of the discontinuation of manufacturing and promotion of ARYMO ER effective September 28, 2018, the Company recognized a write-down of the remaining inventory of ARYMO ER of $0.7 million in the year ended December 31, 2018, which is included in Restructuring and other charges on the Company's Consolidated Statements of Operations.

        Three was no reserve for excess and obsolete inventory as of December 31, 2019. As of December 31, 2018, the Company recorded a reserve for excess and obsolete inventory of $0.1 million.

8. Property and Equipment

        The following table reflects property and equipment and related accumulated depreciation as of December 31, 2019 and 2018:

	December 31,
(in thousands)	2019	2018
Leasehold improvements	$736	$1,431
Laboratory and manufacturing equipment	2,997	—
Furniture, fixtures and other property	328	867
Less accumulated depreciation	(745)	(1,239)

Property and equipment, net	$3,316	$1,059

        Depreciation expense, including amortization of leasehold improvements, was $0.8 million, $32,000 and $2.1 million for the Successor period February 1, 2019 through December 31, 2019, the Predecessor period January 1, 2019 through January 31, 2019 and the Predecessor year ended December 31, 2018, respectively.

        As a result of the discontinuation of manufacturing and promotion of ARYMO ER effective September 28, 2018, the Company recognized a write-down of equipment related to the manufacture of ARYMO ER of $6.8 million in the year ended December 31, 2018, which is included in Restructuring and other charges on the Company's Consolidated Statements of Operations.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

9. Intangible Assets and Goodwill

        The following table reflects intangible assets of the Successor Company as of December 31, 2019:

(in thousands)	Gross Intangible Assets	Accumulated Amortization	Net Intangible Assets	Remaining Useful Life (in years)
INDOCIN product rights	$90,106	$(9,178)	$80,928	8.09
SPRIX Nasal Spray product rights	31,900	(3,249)	28,651	8.09
OXAYDO product rights	1,300	(397)	903	2.09
Goodwill	58,747	—	58,747	N/A

Total	$182,053	$(12,824)	$169,229

        The following table reflects intangible assets of the Predecessor Company as of December 31, 2018:

(in thousands)	Gross Intangible Assets	Accumulated Amortization	Net Intangible Assets	Remaining Useful Life (in years)
OXAYDO product rights	$7,623	$(4,330)	$3,293	3.00
SPRIX Nasal Spray product rights	4,831	(3,843)	988	1.00

Total	$12,454	$(8,173)	$4,281

        As a result of fresh start accounting, the OXAYDO and SPRIX Nasal Spray product rights and their remaining useful lives were revalued. The value of the OXAYDO product rights were reduced to $1.3 million and the remaining useful life decreased to 3 years as of January 31, 2019. The SPRIX Nasal Spray product rights were increased to $31.9 million and the remaining useful life increased to 9 years as of January 31, 2019.

        As a result of the Iroko Products Acquisition, the Company acquired the product rights to the INDOCIN products. The fair value of the INDOCIN product rights was determined to be $90.1 million and the remaining useful life to be 9 years as of January 31, 2019.

        On January 31, 2019, the Company recognized $58.7 million of goodwill as a result of fresh start accounting adjustments. See Note 3—Fresh Start Accounting for additional details.

        The following table reflects estimated amortization of the intangible assets for the five years subsequent to December 31, 2019 is as follows:

(in thousands)
2020	$13,990
2021	$13,990
2022	$13,592
2023	$13,556
2024	$13,556

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

9. Intangible Assets and Goodwill (Continued)

        The Company recognized amortization expense of $9.2 million related to the INDOCIN product rights intangible asset during the Successor period February 1, 2019 through December 31, 2019.

        The Company recognized amortization expense related to the OXAYDO product right intangible asset of $0.4 million during the Successor period February 1, 2019 through December 31, 2019. The Company recognized amortization expense related to the OXAYDO product right intangible asset of $0.1 million and $1.1 million during the Predecessor periods January 1, 2019 through January 31, 2019 and year ended December 31, 2018, respectively.

        The Company recognized amortization expense related to the SPRIX Nasal Spray product rights intangible asset of $3.2 million during the Successor period February 1, 2019 through December 31, 2019 The Company recognized amortization expense related to the SPRIX Nasal Spray product rights intangible asset of $0.1 million and $1.0 million during the Predecessor periods January 1, 2019 through January 31, 2019 and year ended December 31, 2018, respectively.

        Refer to Note 21—Acquisitions and License and Collaboration agreements for additional details regarding the Company's intangible assets and related intellectual property.

10. Accrued Expenses

        The following table reflects accrued expenses as of December 31, 2019 and 2018:

	Successor	Predecessor
(in thousands)	December 31, 2019	December 31, 2018
Sales allowances	$38,615	$17,174
Payroll and related	3,086	3,567
Interest	2,520	1,049
Restructuring	1,659	81
Sales and marketing	683	—
Professional services	656	1,847
Royalties	493	34
Manufacturing services	426	—
Other	2,219	832

	$50,357	$24,584

11. Liabilities Subject to Compromise

        There were no liabilities subject to compromise as of December 31, 2019. As of December 31, 2018, the Company had segregated liabilities and obligations whose treatment and satisfaction were dependent on the outcome of its reorganization under the Chapter 11 Cases and has classified these items as liabilities subject to compromise. Generally, all actions to enforce or otherwise effect repayment of prepetition liabilities of the Debtors, as well as all pending litigation against the Debtors, were stayed while the Company is subject to the Chapter 11 Cases. The ultimate amount and treatment for these types of liabilities will be subject to the claims resolution processes in the Chapter 11 Cases and the terms of the Plan confirmed by the Bankruptcy Court in the Chapter 11 Cases. Liabilities

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

11. Liabilities Subject to Compromise (Continued)

subject to compromise may vary significantly from the stated amounts of claims filed with the Bankruptcy Court. Although prepetition claims are generally stayed, at hearings held on November 1, 2018, the Bankruptcy Court approved the Debtors' "first day" motions generally designed to stabilize the Debtors' operations and cover, among other things, human capital obligations, supplier relations, customer relations, business operations, tax matters, cash management, utilities and retention of professionals.

        The following table reflects liabilities subject to compromise as of December 31, 2018:

(in thousands)	December 31, 2018
13.0% Senior Secured Debt	$79,104
5.50% Convertible Notes	24,650
6.50% Convertible Notes	23,888
13.0% Senior Secured Debt redemption premium	7,200
Accrued interest	2,464
Accrued royalty rights	2,119
Accrued expenses	163

Liabilities subject to compromise	$139,588

        In December 2018, the Company made an adequate protection payment of $0.9 million to the holders of the Senior Secured Debt that reduced the outstanding principal balance of the Notes as of December 31, 2018. The payment was made as part of the First Lien Cash Distribution arrangement required by the Plan of Reorganization.

        On the Effective Date of the Company's Plan of Reorganization on January 31, 2019, the accrued interest was cancelled, the Convertible Notes were converted to equity and the Senior Secured Debt was converted to newly issued notes, equity and partially repaid in cash.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt

Successor Company Debt

        The following table reflects the Successor Company's debt as of December 31, 2019:

(in thousands)	December 31, 2019
Series A-1 Notes	$50,000
Series A-2 Notes	45,000
Royalty rights obligation	5,236
Credit agreement	5,000
Interim promissory note	4,500

109,736
Unamortized debt discounts	(5,007)
Unamortized deferred financing fees	(792)

Carrying value	103,937
Less: current portion of long-term debt	(8,177)

Net, long-term debt	$95,760

13% Senior Secured Notes Indenture Due 2024

        On the Effective Date, the Company issued $95.0 million aggregate principal amount of its 13% senior secured notes (the "13% Notes") and entered into an indenture (the "Indenture") governing the 13% Notes with the guarantors party thereto (the "Guarantors") and Wilmington Savings Fund Society, previously held by U.S. Bank National Association, as trustee (the "Trustee") and collateral agent (the "Collateral Agent"). The 13% Notes were issued in two series: (x) $50.0 million of "Series A-1 Notes", issued pursuant to the Plan to former holders of First Lien Secured Notes Claims (the "former 13% Notes") and which was subject to an interest holiday from the Effective Date through November 1, 2019 and (y) $45.0 million of "Series A-2 Notes," issued to Iroko and certain of its affiliates and which are subject to the rights of set-off and recoupment and related provisions set forth in the Purchase Agreement. On the Effective Date, the Company recorded a discount associated with the interest holiday on the Series A-1 Notes of $4.6 million. The obligations of the Company under the Indenture and the 13% Notes are unconditionally guaranteed on a secured basis by the Guarantors.

        Interest on the 13% Notes accrues at a rate of 13% per annum and is payable semi-annually in arrears on May 1 and November 1 of each year (each, a "Payment Date") commencing on May 1, 2019 (subject to the interest holiday referred to above with respect to the Series A-1 Notes). On each Payment Date, the Company will also pay an installment of principal on the 13% Notes in an amount equal to 15% of the aggregate net sales of OXAYDO (oxycodone HCI, USP) tablets for oral use only—CII, SPRIX (ketorolac tromethamine) Nasal Spray, ARYMO ER, Egalet-002, the SOLUMATRIX® products and the INDOCIN products for the two consecutive fiscal quarter period most recently ended, less the amount of interest paid on the 13% Notes on such Payment Date.

        The 13% Notes are senior secured obligations of the Company and will be equal in right of payment to all existing and future pari passu indebtedness of the Company, will be senior in right of

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

payment to all existing and future subordinated indebtedness of the Company, will have the benefit of a security interest in the 13% Notes collateral and will be junior in lien priority in respect of any collateral that secures any first priority lien obligations incurred from time to time in accordance with the Indenture. The stated maturity date of the 13% Notes is January 31, 2024. Upon the occurrence of a Change of Control, subject to certain conditions, or certain Asset Sales events (each, as defined in the Indenture), holders of the 13% Notes may require the Company to repurchase for cash all or part of their 13% Notes at a repurchase price equal to 101% of the principal amount of the 13% Notes to be repurchased, plus accrued and unpaid interest to the date of repurchase.

        The Company may redeem the 13% Notes at its option, in whole or in part from time to time, prior to January 31, 2020, at a redemption price equal to 100% of the principal amount of the 13% Notes being redeemed, plus accrued and unpaid interest, if any, through the redemption date, plus a make-whole premium computed using a discount rate equal to the treasury rate in respect of such redemption date plus 1%. The Company may redeem the 13% Notes at its option, in whole or in part from time to time, on or after January 31, 2020, at a redemption price equal to: (i) from and including January 31, 2020 to and including January 30, 2021, 103% of the principal amount of the 13% Notes to be redeemed and (ii) from and including January 31, 2021 and thereafter, 100% of the principal amount of the 13% Notes to be redeemed, in each case, plus accrued and unpaid interest to the redemption date. In addition, prior to January 31, 2020, the Company may redeem, at its option, up to 35% of the aggregate principal amount of the 13% Notes with the proceeds of one or more public or private equity offerings at a redemption price equal to 113.50% of the aggregate principal amount of the 13% Notes to be redeemed, plus accrued and unpaid interest to the date of redemption in accordance with the Indenture; provided that at least 65% of the aggregate principal amount of 13% Notes issued under the Indenture remains outstanding immediately after each such redemption and provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering. No sinking fund is provided for the 13% Notes, which means that the Company is not required to periodically redeem or retire the 13% Notes.

        Pursuant to the Indenture, the Company and its restricted subsidiaries must also comply with certain affirmative covenants, such as furnishing financial statements to the holders of the 13% Notes, and negative covenants, including limitations on the following: the incurrence of debt; the issuance of preferred and/or disqualified stock; the payment of dividends, the repurchase of shares and under certain conditions making certain other restricted payments; the prepayment, redemption or repurchase of subordinated debt; the merger, amalgamation or consolidation involving the Company; engaging in certain transactions with affiliates; and the making of investments other than those permitted by the Indenture. In addition, commencing December 31, 2019, the Company must maintain a minimum level of consolidated liquidity, based on unrestricted cash on hand and availability under any revolving credit facility, equal to the greater of (1) the quotient of the outstanding principal amount of the Notes divided by 9.5 and (2) $7.5 million.

        The Indenture governing the 13% Notes contains customary events of default with respect to the 13% Notes (including the Company's failure to make any payment of principal or interest on the 13% Notes when due and payable or the Company's failure to comply with the minimum consolidated liquidity covenant described above), and upon certain events of default occurring and continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

outstanding 13% Notes by notice to the Company and the Trustee, may (subject to the provisions of the Indenture) declare 100% of the principal of and accrued and unpaid interest, if any, on all the 13% Notes to be due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, as well as the then-applicable optional redemption premium under the Indenture, will be due and payable immediately. In the case of certain events of bankruptcy, insolvency or reorganization involving the Company or a Restricted Subsidiary (as defined in the Indenture), the Notes will automatically become due and payable. With respect to any event of default due to the Company's non-compliance with the minimum liquidity covenant, the Company may, within ten business days, cure such default through the issuance of equity securities, subordinated debt securities or certain other capital contributions.

Preemptive Rights Agreements

        On the Effective Date, the Company entered into preemptive rights agreements (the "Preemptive Rights Agreements") with certain of the holders of the former 13% Notes. The Preemptive Rights Agreements provide for customary preemptive rights in favor of the parties thereto with respect to certain future issuances of debt or equity securities by the Company, subject to certain exceptions, for so long as such party continues to hold at least 2.5% of the outstanding shares of the Company's common stock.

Collateral Agreement

        On the Effective Date and in connection with its entry into the Indenture, the Company entered into a collateral agreement, dated as of the Effective Date, with the Collateral Agent and the subsidiary parties from time to time party thereto (the "Collateral Agreement"). Pursuant to the terms of the Collateral Agreement, the Notes and the related guarantees are secured by a first priority lien on substantially all of the Company's and the Guarantors' assets, in each case, subject to certain prior liens and other exclusions, and a pledge of 65% of the voting equity interests and 100% of the non-voting equity interests of the Company's foreign subsidiaries (other than Egalet Limited and any Specified IP Subsidiary (as defined in the Indenture), of which 100% of the voting equity interests have been pledged) to the extent and only for so long as the Company determines in good faith that permitting a pledge of 100% of such voting Equity Interests would result in material adverse tax consequences for the Company or any of its subsidiaries, it being understood that, if a percentage less than 100% but greater than 65% of such voting equity interests may be pledged without any such material adverse tax consequences, then such percentage shall be pledged.

Royalty Rights Obligation

        In connection with 13% Notes, the Company entered into royalty rights agreements (the "Royalty Rights") with each of the holders of the 13% Notes pursuant to which the Company will pay the holders of the 13% Notes an aggregate 1.5% royalty on Net Sales (as defined in the Indenture) from the Effective Date through December 31, 2022.

        The Royalty Rights were determined to be a freestanding element with respect to the 13% Notes and the Company is accounting for the Royalty Rights obligation relating to future royalties as a debt

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

instrument. The Company has Royalty Rights obligations of $5.2 million as of December 31, 2019, which are classified as current and non-current debt in the Company's Consolidated Balance Sheets.

        The accounting for the 13% Notes requires the Company to make certain estimates and assumptions about the future net sales. The estimates of the magnitude and timing of net sales are subject to significant variability due to the extended time period associated with the financing transaction, and are thus subject to significant uncertainty. Therefore, these estimates and assumptions are likely to change, which may result in future adjustments to the portion of the debt that is classified as a current liability, the amortization of debt issuance costs and discount as well as the accretion of the interest expense. Any such adjustments could be material. On the Effective Date, the fair value of the Royalty Rights obligation associated with net product sales was estimated to be approximately $5.7 million using a probability-weighted present value analysis. On the Effective Date, the Royalty Rights obligation was recorded with an offsetting discount recognized on the 13% Notes.

Credit Agreement

        On March 20, 2019, (the "Closing Date"), the Company entered into a credit agreement (the "Credit Agreement") with Cantor Fitzgerald Securities as administrative agent and collateral agent (in such capacities, the "Agent") and certain funds managed by Highbridge Capital Management, LLC, as lenders (collectively, the "Lenders"), which Credit Agreement consists of a $20.0 million revolving line of credit. The Company drew $5.0 million on the Closing Date and must maintain at least 25% of the commitment amount outstanding at all times. The Company will use the proceeds of the loans under the Credit Agreement for working capital purposes and to pay costs and expenses incurred by the Credit Agreement and related transactions. This arrangement is recognized as a related party transaction as the Lenders are holders of a portion of the Company's 13% Notes that were issued on January 31, 2019 and are also holders of the Company's common stock.

        Advances under the Credit Agreement bear interest at the Company's option at either the LIBOR Rate (as defined in the Credit Agreement) plus 5.00% or the Base Rate (as defined in the Credit Agreement) plus 4.00%. The Credit Agreement matures on March 20, 2022.

        The obligations of the Company under the Credit Agreement are unconditionally guaranteed on a senior secured basis by the Company's wholly-owned subsidiaries, Zyla Life Sciences US Inc. and Egalet Ltd. (collectively, the "Guarantors"). As security for the Company's obligations under the Credit Agreement, the Company and the Guarantors have granted to the Agent, for the benefit of the Lenders and other secured parties, a first priority lien on substantially all of their tangible and intangible personal property (other than certain specified excluded assets), including proceeds and accounts related to this property and the capital stock of the Guarantors, pursuant to the terms of that certain Collateral Agreement, dated as of the Closing Date (the "Collateral Agreement"), among the Company and the Guarantors in favor of the Agent for the benefit of the Lenders and other secured parties. The Credit Agreement will (i) be equal in right of payment to all existing and future pari passu indebtedness of the Company, (ii) be senior in right of payment to the obligations of the Company pursuant to that certain Indenture, dated as of January 31, 2019 (the "Indenture"), among the Company, the Guarantors and U.S. Bank National Association, as trustee and collateral agent, and (iii) be senior in right of payment to all existing and future subordinated indebtedness of the Company.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

        The Company may terminate the commitments under the Credit Agreement at its option, in whole or in part from time to time, subject to a termination fee equal to (x) 1.0% from the Closing Date through March 20, 2020 and (y) 0.50% from March 20, 2020 through March 20, 2021.

        Pursuant to the Credit Agreement, the Company and its subsidiaries must also comply with certain customary affirmative covenants, such as furnishing financial statements to the Lenders, and negative covenants, including limitations on the following: incurring debt; issuing preferred and/or disqualified stock; paying dividends, repurchasing shares and, under certain conditions, making certain other restricted payments; prepaying, redeeming or purchasing subordinated debt; conducting a merger or consolidation involving the Company; engaging in certain transactions with affiliates; disposing of assets under certain circumstances; and making certain investments, in each case, other than those permitted by the Credit Agreement. In addition, commencing with the fiscal quarter ending on December 31, 2019, the Company must maintain a minimum level of consolidated liquidity, based on unrestricted cash on hand and availability under any revolving credit facility, equal to the greater of (1) the quotient of the outstanding principal amount of the senior secured notes issued pursuant to the Indenture divided by 9.5 and (2) $7,500,000. As of December 31, 2019 the Company's minimum level of consolidated liquidity is $10.0 million.

        The Credit Agreement contains customary events of default (including the Company's failure to make any payment of principal or interest when due and payable, the failure to comply with the minimum consolidated liquidity covenant or other covenants described above, or upon a Change of Control (as defined in the Credit Agreement)), and, upon such events of default occurring and continuing, the Lenders may accelerate the loans. In the event of certain events of bankruptcy, insolvency or reorganization involving the Company or its subsidiaries, the obligations under the Credit Agreement will automatically become due and payable. With respect to any event of default due to the Company's non-compliance with the minimum liquidity covenant (described above), the Company may, within ten business days, cure such default through the issuance of equity securities, subordinated debt securities or certain other capital contributions.

        On the Closing Date and in connection with its entry into of the Credit Agreement, the Company and the Guarantors entered into the Collateral Agreement, which granted a first priority lien on substantially all of the Company's and the Guarantors' assets, in each case subject to certain existing liens and other exclusions.

Interim Promissory Note

        On the Effective Date, pursuant to the Purchase Agreement, the Company issued a $4.5 million promissory note to an affiliate of Iroko in respect of certain inventory purchases by Iroko as a part of the Iroko Products Acquisition (the "Interim Promissory Note"). The Interim Promissory Note bears interest at a rate of 8% per annum (payable by way of increasing the principal amount of the Interim Promissory Note on each interest payment date) and matures on July 31, 2020.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

        The following table reflects unamortized discounts and deferred financing fees on Successor Company debt as of December 31, 2019:

(in thousands)	Discounts	Deferred Financing Fees
Series A-1 Notes, interest holiday	$2,297	$—
13% Notes, Royalty Rights Obligation	2,553	—
Credit agreement	157	792

	$5,007	$792

Future Payments

        The following table reflects the Company's estimated future principal payments as of December 31, 2019, and excludes payments to be made under the Royalty Rights Obligation, which are included in the carrying value of the Company's current and non-current debt on the Company's Consolidated Balance Sheet as of December 31, 2019:

(in thousands)
2020	$6,803
2021	6,006
2022	12,237
2023	10,111
2024	69,343

Predecessor Company Debt

Former 13% Senior Secured Notes

        In August 2016 and January 2017, the Company issued a total of $80.0 million aggregate principal amount of the 13% Notes (the "former 13% Notes"). The former 13% Notes were sold only to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

        The former 13% Notes were senior secured obligations of the Company and equal in right of payment to all existing and future pari passu indebtedness of the Company (including the 5.50% Notes), were senior in right of payment to all existing and future subordinated indebtedness of the Company, had the benefit of a security interest in the Notes collateral and are junior in lien priority in respect of any collateral that secures any first priority lien obligations incurred, which includes intellectual property, from time to time in accordance with the indenture governing the former 13% Notes.

        On the Effective Date, in addition to the cash settlement of $20.0 million, the outstanding 13% Notes were converted into the number of shares of common stock of the Company (or Warrants) representing, in the aggregate, 19.4% of the shares outstanding as of the Effective Date and the issuance of the Series A-1 Notes of $50.0 million. As of December 31, 2018, a total of $80.0 million in

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

12. Debt (Continued)

principal amount of the former 13% Notes remained outstanding. Refer to Note 3—Fresh Start Accounting for further details.

Former 5.50% Convertible Senior Notes

        In April and May 2015, the Company issued through a private placement $61.0 million in aggregate principal amount of the 5.50% Convertible Senior Notes (the "5.50% Notes").

        The 5.50% Notes were general, unsecured and unsubordinated obligations of the Company and ranked senior in right of payment to all of the Company's indebtedness that was expressly subordinated in right of payment to the 5.50% Notes. The 5.50% Notes were effectively subordinated to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness.

        On the Effective Date, the outstanding 5.50% Notes were cancelled and the 5.50% noteholders received shares of common stock of the Successor Company (or warrants) representing, in the aggregate, 16.1% of the shares of common stock outstanding as of the Effective Date. As of December 31, 2019, the 5.50% Notes were no longer outstanding. As of December 31, 2018, a total of $24.7 million in principal amount of the 5.50% Notes remained outstanding. Refer to Note 3—Fresh Start Accounting for further details.

Former 6.50% Convertible Notes

        In December 2017, the Company entered into exchange agreements (the "Exchange Agreements") with certain holders (the "Holders") of the Company's 5.50% Notes pursuant to which the Holders agreed to exchange, in the aggregate, approximately $36.4 million of outstanding principal amount of the 5.50% Notes for, in the aggregate, (i) approximately $23.9 million of 6.50% Convertible Senior Notes due 2024 (the "6.50% Notes") issued by the Company, (ii) a warrant exercisable for 3,500,000 shares of the Company's common stock at an exercise price of $0.01 per share and (iii) payments, in cash, of all accrued but unpaid interest as of the closing on the 5.50% Notes exchanged in the transaction (the "Exchange"). At the closing of the Exchange, 2,500,000 warrants were exercised. The remaining 1,000,000 warrants were exercised in January 2018.

        On the Effective Date, the outstanding 6.50% Notes were cancelled, and the 6.50% noteholders received shares of common stock of the Successor Company (or warrants) representing, in the aggregate, 15.5% of the shares of common stock outstanding as of the Effective Date. As of December 31, 2019, the 6.50% Notes were no longer outstanding. As of December 31, 2018, a total of $23.9 million in principal amount of the 6.50% Notes remained outstanding. Refer to Note 3—Fresh Start Accounting for further details.

13. Leases

        The Company leases office space, vehicles and office equipment under operating lease arrangements. The leases have initial lease terms ranging from one to five years. Certain of the Company's leases contain renewal options to extend the lease, which if the Company determined it is reasonably certain to exercise, that renewal option would be included in the total lease term.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

13. Leases (Continued)

        The Company accounts for its leases in accordance with ASC 842. The Company determines if an arrangement is a lease at contract inception. A lease exists when a contract conveys to the Company the right to control the use of identified property, plant, or equipment for a period of time in exchange for consideration. The definition of a lease embodies two conditions: (1) there is an identified asset in the contract that is land or a depreciable asset (i.e., property, plant, and equipment), and (2) the Company has the right to control the use of the identified asset and to obtain substantially all of the economic benefits from using the underlying asset.

        Right-of-use assets represent the Company's right to control the use of an explicitly or implicitly identified fixed asset for a period of time and lease liabilities represent the Company's obligation to make lease payments arising from the lease. Operating leases where the Company is the lessee are included in ROU assets, Other current liabilities and Other long-term liabilities on the Company's December 31, 2019 Consolidated Balance Sheet. The lease liabilities are measured at the present value of the unpaid lease payments at the lease commencement date. Key estimates and judgments include how the Company determined the incremental borrowing rate ("IBR") it uses to present value the unpaid lease payments, the lease term and lease payments.

        ASC 842 requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its IBR. The Company's leases do not provide an implicit rate, therefore, management uses its IBR based on the information available at commencement date in determining the present value of lease payments.

        The lease term for all of the Company's leases includes the noncancelable period of the lease. Lease payments included in the measurement of the lease asset or liabilities comprised of fixed payments. The ROU asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date less any lease incentives received. For operating leases, the ROU asset is subsequently measured throughout the lease term at the carrying amount of the lease liability, plus (minus) any prepaid (accrued) lease payments, less the unamortized balance of lease incentives received. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

        The Company recognizes lease expense associated with its short-term leases as an expense on a straight-line basis over the lease term. Variable lease payments are presented in the Company's Consolidated Statements of Operations in the same line item as expense arising from fixed lease payments for operating leases.

        The following table reflects the components of lease expense as of the periods indicated:

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019

(in thousands)
Operating lease expense:
Fixed lease cost	$850	$69

Total operating lease expense	$850	$69

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

13. Leases (Continued)

        The following table reflects supplemental balance sheet information related to leases as of December 31, 2019:

(in thousands)	Location in Balance Sheet	Successor As of December 31, 2019
Operating leases
Operating lease ROU asset	ROU asset—operating lease	$2,672

Current operating lease liabilities	Other current liabilities	985
Non-current operating lease liabilities	Other liabilities	2,041

Total operating lease liability		$3,026

        The following table reflects supplement lease term and discount rate information related to leases as of December 31, 2019:

Successor
As of December 31, 2019
Weighted-average remaining lease term	2.95years
Weighted-average discount rate	8.00%

        The following table reflects supplemental cash flow information related to leases as of the periods indicated:

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,164	$—
Right-of-use assets obtained in exchange for lease obligations:
Operating leases	$—	$2,478
New operating lease—Fleet vehicles	2,216	—
Termination of operating lease—Fleet vehicles	(677)	—

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

13. Leases (Continued)

        The following table reflects future minimum lease payments under noncancelable leases as of December 31, 2019:

(in thousands)
2020	$1,274
2021	1,227
2022	634
2023	231
Thereafter	—

Total lease payments	3,366
Less: Imputed interest	(340)

Total minimum lease payments	$3,026

14. Stock-Based Compensation Expense

  Predecessor

        On the Effective Date of the Company's Plan of Reorganization (January 31, 2019) all of its outstanding equity interests and, accordingly, the 2013 Stock-Based Incentive Compensation Plan, the 2017 Inducement Plan and the Employee Stock Purchase Plan were terminated in accordance with the terms of the Reorganization Plan. Refer to Note 3—Fresh Start Accounting for additional details.

        The Predecessor Company had granted stock-based awards that were cancelled upon emergence from bankruptcy. In conjunction with the cancellation, the Predecessor Company accelerated the unrecognized stock-based compensation expense and recorded $4.1 million of compensation expense in the period from January 1, 2019 to January 31, 2019.

  Successor

  2019 Stock-Based Incentive Compensation Plan

        In March 2019, the Company adopted its 2019 Stock-Based Incentive Compensation Plan (the "2019 Stock Plan") for the benefit of employees, non-employee directors and consultants of the Company and its subsidiaries and affiliates. The 2019 Stock Plan is designed to attract and retain valued employees, consultants and non-employee directors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock. Under the 2019 Stock Plan, 2,150,000 shares of the Company's common stock are reserved for issuance, including 1,433,333 shares reserved for grants to executives and 716,667 shares reserved for persons other than executives, subject to equitable adjustment based on the effect of certain corporate transactions. The 2019 Stock Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). In the discretion of the Compensation Committee, the right of a 2019 Stock Plan participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to performance goals as may be specified by the Compensation Committee. Awards granted to executives that are forfeited or otherwise terminate will once again be available for issuance to executives under the 2019 Stock Plan. Similarly, awards granted

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

14. Stock-Based Compensation Expense (Continued)

to persons other than executives that are forfeited or otherwise terminate will once again be available for issuance to persons who are not executives under the 2019 Stock Plan. Any award granted under the 2019 Stock Plan, including a common stock award, will be subject to mandatory repayment by the participant to the Company pursuant to the terms of any "clawback" or recoupment policy that is directly applicable to the 2019 Stock Plan and set forth in an award agreement or as required by applicable law.

        For restricted stock awards and restricted stock units that vest subject to the satisfaction of service requirements, stock-based compensation expense is measured based on the fair value of the award on the date of grant and is recognized as expense on a straight-line basis over the requisite service period. All of the restricted stock awards and restricted stock units reflected below vest based on performance conditions or over time as stipulated in the individual award agreements. In the event of a change in control, the unvested awards will be accelerated and fully vested immediately prior to the change in control.

        The following table reflects the Company's shares that are reserved under its 2019 Stock Plan of December 31, 2019:

Shares initially reserved under the 2019 Plan	2,150,000
Time-based restricted stock units granted under the 2019 Plan	(1,001,000)
Performance-based restricted stock units granted under the 2019 Plan	(509,000)
Stock options granted under the Plan	(597,500)
Stock options forfeited	63,000
Restricted stock units forfeited	713,000

Remaining shares available for future grant	818,500

        The estimated grant-date fair value of the Company's stock-based awards is amortized ratably over the award's service periods. The following table reflects stock-based compensation expense recognized for the periods indicated:

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
General and administrative	$2,150	$3,466	$3,537
Sales and marketing	87	436	231
Research and development	—	223	205

Total stock-based compensation expense	$2,237	$4,125	$3,973

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

14. Stock-Based Compensation Expense (Continued)

  Stock Option Grants

        The following table reflects stock option activity under the 2019 Stock Plan during the Successor period ended December 31, 2019:

	Stock Options Outstanding
	Number of Shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Term (in years)
Outstanding as of January 31, 2019	—	$—
Granted	597,500	2.70
Exercised	—	—
Forfeited or cancelled	(63,000)	2.81

Outstanding as of December 31, 2019	534,500	$2.69	9.4

Vested or expected to vest as of December 31, 2019	534,500	$2.69	9.4

Exercisable at December 31, 2019	—	$—

        The intrinsic value of the Company's 534,500 stock options outstanding as of December 31, 2019 was $0.1 million based on a per share price of $2.50, the Company's closing stock price on that date, and a weighted-average exercise price of $2.69 per share.

        The Company uses the Black-Scholes valuation model in determining the fair value of equity awards. For stock options granted to employees with only service-based vesting conditions, the Company measures stock-based compensation expense on the grant date based on the estimated fair value of the award and recognizes the expense over the requisite service period on a straight-line basis. The Company records the expense of services rendered by non-employees based on the estimated fair value of the stock option as of the respective vesting date. Further, the Company expenses the fair value of non-employee stock options that contain only service-based vesting conditions over the requisite service period of the underlying stock options.

        The weighted-average grant date fair value of the options granted to employees during the Successor period ended December 31, 2019 was estimated at $1.88 per share on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Successor
Period from February 1, 2019 through December 31, 2019
Risk-free interest rate	1.37 - 2.27%
Expected term of options (in years)	6.00
Expected volatility	80.00%
Dividend yield	—

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

14. Stock-Based Compensation Expense (Continued)

        The weighted-average valuation assumptions were determined as follows:

  •
  Risk-free interest rate: The Company based the risk-free interest rate on the interest rate payable on U.S. Treasury securities in effect at the time of grant for a period that is commensurate with the assumed expected option term.

  •
  Expected term of stock options: The Company estimated the expected life of its employee stock options using the "simplified" method, as prescribed in SAB No. 107, Share Based Payments, whereby the expected life equals the arithmetic average of the vesting term and the original contractual term of the option due to its lack of sufficient historical data.

  •
  Expected stock price volatility: The Company estimated the expected volatility based on its actual historical volatility of the Company's stock price. The Company calculated the historical volatility by using daily closing prices over a period of the expected term of the associated award. A decrease in the expected volatility would have decreased the fair value of the underlying instrument.

  •
  Expected annual dividend yield: The Company estimated the expected dividend yield based on consideration of its historical dividend experience and future dividend expectations. The Company has not historically declared or paid dividends to stockholders. Moreover, it does not intend to pay dividends in the future, but instead expects to retain any earnings to invest in the continued growth of the business. Accordingly, the Company assumed an expected dividend yield of 0.0%.

        As of December 31, 2019, there was $0.8 million of total unrecognized compensation expense, related to unvested options granted under the Plan, which will be recognized over the weighted-average remaining period of 2.4 years.

Restricted Stock Awards

  Time-Based Restricted Stock Unit Award Agreement

        Time-based restricted stock units granted under the 2019 Stock Plan are awarded pursuant to a time-based restricted stock unit agreement with the Company. On March 26, 2019, the Compensation Committee approved a form of time-based Restricted Stock Unit Award Agreement (the "Time RSU Agreement"). The Time RSU Agreement provides for grants of restricted stock units ("RSUs"), with two potential vesting schedules: (i) 1/3 of the RSUs vesting on each of the first three anniversaries of the date of grant; and (ii) 100% of the RSUs vesting on the first anniversary of the date of grant, in each case subject to the participant's continued employment with the Company through each such anniversary date. In the event of a change of control (as defined in the 2019 Stock Plan) prior to a termination of the participant's service, any remaining unvested time-based RSUs will vest and be settled immediately prior to the change of control.

  Performance-Based Restricted Stock Unit Award Agreement

        Performance-based RSUs granted under the 2019 Stock Plan are awarded pursuant to a performance-based restricted stock unit agreement with the Company. On March 26, 2019, the Compensation Committee approved a form of performance-based Restricted Stock Unit Award

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

14. Stock-Based Compensation Expense (Continued)

Agreement (the "Performance RSU Agreement"). The Performance RSU Agreement provides for grants of RSUs, which only vest if the Company achieves at least 75% of its 2019 Corporate Goals, as set by the Company's Board of Directors in March 2019, with the exact number of performance-based RSUs vesting pro-rated based on the level of achievement between 75% and 100%. 2019 Corporate Goals include financial performance, business development goals and other corporate metrics. Assuming those parameters are satisfied, the performance-based RSUs have two potential issuance schedules: (i) one with 50% of the performance-based RSUs eligible for issuance on each of March 1, 2020 and March 1, 2021 and (ii) one with 100% of the performance-based RSUs eligible for issuance on March 1, 2020, in each case subject to the participant's continued employment with the Company through each such anniversary date. In the event of a change of control (as defined in the 2019 Stock Plan) prior to a termination of the participant's service, any remaining unvested performance-based RSUs will vest and be settled immediately prior to the change of control.

        The following table reflects RSU activity under the 2019 Plan for the Successor period ended December 31, 2019:

	Number of Shares	Weighted-average Grant Date Fair Value per Share
Unvested as of January 31, 2019	—	$—
Granted	1,510,000	$6.07
Forfeited	(713,000)	$6.07
Restricted stock units released	(132,000)	$6.07

Unvested as of December 31, 2019	665,000	$6.07

        For stock awards that vest subject to the satisfaction of service requirements, compensation expense is measured based on the fair value of the award on the date of grant and is recognized as expense on a straight-line basis (net of estimated forfeitures) over the requisite service period. In the event of a change in control of the Company, the unvested awards will be accelerated and fully vested immediately prior to the change in control. RSUs that vested during 2019 were the result of acceleration of vesting in accordance with terms upon the separation the Company's former Chief Executive Officer. As of December 31, 2019, unrecognized stock-based compensation expense related to RSUs under the 2019 Plan was $2.8 million which will be recognized over the weighted-average remaining period of 1.8 years.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

15. Income Taxes

        The following table reflects the Company's (loss) income before income taxes for the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor):

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Domestic operations	$(46,351)	$109,275	$(91,262)
Foreign operations	(289)	(2,035)	(4,192)

Loss before provision for income taxes	$(46,640)	$107,240	$(95,454)

        The following table reflects the benefit for income taxes for the periods February 1 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor):

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Current:
U.S. federal	$—	$—	$—
State and local	—	—	—
Foreign	—	—	—

Total current taxes	—	—	—
Deferred:
U.S. federal	$—	$—	$—
State and local	—	—	—
Foreign	—	—	—

Total deferred taxes	—	—	—

Total income tax benefit	$—	$—	$—

        For the years ended December 31, 2019 and 2018, the Company had no interest or penalties accrued related to unrecognized tax benefits. Any interest and penalties relating to unrecognized tax benefits will be recorded as a component of income tax expense. The following table reflects the changes to the Company's unrecognized tax benefits for the period from February 1, 2019 through

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

15. Income Taxes (Continued)

December 31, 2019 (Successor), the period from January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor):

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year Ended December 31, 2018
Beginning balance	$73	$73	$73
Increase related to prior tax years	—	—	—
Increase related to current year	—	—	—

Ending balance	$73	$73	$73

        Of the Company's unrecognized tax benefits, none would affect the Company's effective tax rate in the period recognized due to the offsetting impact of the valuation allowance recorded against the Company's net operating losses. The Company does not expect its unrecognized tax benefit liability to change significantly over the next 12 months.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

15. Income Taxes (Continued)

        The following table reflects the principal components of the Company's deferred tax assets and liabilities as of December 31, 2019 and 2018:

	As of December 31,
(in thousands)	2019	2018
Deferred tax assets:
Inventory	$53	$75
Accrued expenses	966	874
Stock-based compensation expense	555	1,146
Intangible assets	—	1,112
Lease liability	751	152
Other debt	1,448	552
Interest 163(j)	8,726	7,489
Sales returns and rebates	3,141	1,154
Fixed assets	1,229	2,206
Convertible notes	—	940
Capital loss	22,256	—
Net operating losses	57,926	64,669

Deferred tax assets	97,051	80,369
Deferred tax liabilities:
Lease right-of-use asset	$663	$—
Intangibles	2,644	—

Deferred tax liabilities	3,307	—

Net deferred tax assets	93,744	80,369
Less: valuation allowance	(93,764)	(80,389)

Net deferred tax liabilities after valuation allowance	$(20)	$(20)

        As of December 31, 2019, the Company had foreign net operating loss ("NOL") carry forwards of $90.3 million from its operations in Denmark, which are available to reduce future foreign taxable income. The NOL carry forwards are not subject to future expiration and may be carried forward indefinitely. However, if there is a more than a 50% change of stockholders by value or vote at the end of the tax year as compared to the beginning of the tax year, these existing foreign NOLs may not be available to offset certain types of future foreign income (generally, "net financial income", which includes interest income net of interest expense, dividends, and capital gains and losses). The Company files income tax returns in the U.K., because Egalet Limited ("Egalet UK") was incorporated in that jurisdiction; however, Egalet UK has no business operations in the U.K. and the Company has no plans to commence operations in that jurisdiction in the foreseeable future. As such, the Company has determined that it will not record U.K. NOLs as a component of their deferred tax inventory, since there is currently no expectation that the NOLs will ever be realized. As of December 31, 2019, the Company had federal net operating loss carryforwards for income tax purposes of approximately $184.2 million. Due to the limitation on NOLs as more fully discussed below, the Company had U.S. federal and state NOLs of $130.3 and $155.0 million, respectively. Upon emergence from bankruptcy,

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

15. Income Taxes (Continued)

the Company completed an Internal Revenue Code Section 382 ("Section 382") analysis in order to determine the amount of losses that are currently available for potential offset against future taxable income, if any. It was determined that the utilization of the Company's NOL and certain carryforwards generated in tax periods up to and including December 2019 were subject to limitations under Section 382 due to ownership changes that occurred at various points from the Company's original organization through January 2019. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of stockholders that own, directly or indirectly, 5% or more of a corporation's stock, in the stock of a corporation by more than 50 percentage points over a testing period (usually 3 years). The Company continues to track all of its NOLs and carryforwards but has provided a full valuation allowance to offset those amounts.

        These federal and state NOLs will begin to expire in 2033 and through 2037. As a result of the Tax Act, the Federal NOL incurred in 2018 and 2019 will have an indefinite life.

        ASC 740—Tax Provisions requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against its net deferred tax assets at December 31, 2019 and 2018, respectively, because the Company has determined that is it more likely than not that these assets will not be fully realized. The Company experienced a net change in valuation allowance of $13.4 million and $19.4 million, which includes the impact of the Tax Reform for the years ended December 31, 2019 and 2018, respectively.

        At December 31, 2019, no provision has been made for U.S. federal and state income taxes of foreign earnings due to the history of foreign losses and the Company does not expect to incur any future United States federal and state income tax with respect to its foreign companies.

        The Company files income tax returns in Denmark, the U.K., the United States, and in various U.S. states. The foreign tax returns are subject to tax examinations for the tax years ended July 31, 2013 through December 31, 2019. The domestic tax returns are subject to tax examinations for the tax years ended December 31, 2016 through December 31, 2019. However, to the extent the Company utilizes in the future any tax attribute NOL carry forwards from a tax period that may otherwise be closed to examination, the Internal Revenue Service, state tax authorities, or other governing parties may still adjust the NOL upon their examination of the future period in which the attribute was utilized.

        The following table reflects a reconciliation of income tax expense (benefit) at the statutory federal income tax rate and income taxes as reflected in the financial statements for the period February 1,

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

15. Income Taxes (Continued)

2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor):

	Successor	Predecessor
	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Federal income tax at the statutory rate	21.0%	21.0%	21.0%
Permanent tax items	—	—	(0.4)
State income tax, net of federal benefit	2.6	(3.0)	5.1
Foreign tax rate differential	—	—	(1.0)
Reorganization and Fresh Start	(11.8)	(26.0)	—
Provision to return and other adjustments	(1.0)	—	—
Change in valuation allowance	(10.8)	8.0	(24.7)

Effective income tax rate	—%	—%	—%

16. Employee Benefit Plans

        The Company's 401(k) Employee Savings Plan (the "401(k) Plan") is available to all U.S. employees meeting certain eligibility criteria. As the Company has elected a Safe-Harbor provision for the 401(k) Plan, participants are always fully vested in their employer contributions. The Company matches 100% of the first 3% of participating employee contributions and 50% of the next 2% of participating employee contributions. The Company contributed approximately $0.6 million, $38,000, and $0.6 million to the 401(k) Plan in the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor), respectively. The Company's contributions are made in cash. The Company's common stock is not an investment option available to participants in the 401(k) Plan.

        For its employees based in Denmark, the Company subscribes to a state plan for which the expense for the financial year is equal to the contributions called by, and thus payable to, such plan. Under Denmark's state plan, contributions paid by the Company are in full discharge of the Company's liability and are recognized as an expense for the period. For the period February 1, 2019 through December 31, 2019 (Successor), the period January 1, 2019 through January 31, 2019 (Predecessor) and the year ended December 31, 2018 (Predecessor) the Company recorded $24,000, $7,000 and $0.1 million respectively, for contributions under its state plan for Denmark employees.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

17. Restructuring and Other Charges

        The following table reflects a summary of the Company's restructuring and other charges for the periods indicated:

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Severance	$1,920	$776	$—
Professional fees	—	23	1,428
Legal fees	—	—	4,331
ARYMO write down of assets	—	—	8,184
Halo termination fee	—	—	3,100

Total restructuring and other costs	$1,920	$799	$17,043

        Restructuring and other charges for the Successor period February 1, 2019 through December 31, 2019 reflect severance costs related to the reduction of executive officers. Restructuring and other charges for the Predecessor period January 1, 2019 through January 31, 2019 primarily reflect severance costs related to the closure of the Denmark facility. Restructuring and other charges for the year ended December 31, 2018 reflect the write-down of assets related to the discontinuation of ARYMO ER, a termination payment to Halo Pharmaceuticals also related to the discontinuance of ARYMO ER and legal and professional fees relating to, but incurred prior to the bankruptcy filing.

18. Reorganization items

        The following table reflects reorganization items for the periods indicated. See Note 3—Fresh Start Accounting for further details.

	Successor	Predecessor
(in thousands)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Professional fees	$337	$2,612	$528
Iroko acquisition related fees	50	2,138	—
Legal fees	—	713	1,003
Other reorganization expenses	—	473	77
Bankruptcy fees	606	42	214
13% Notes redemption premium	—	—	7,200
Gain on extinguishment of debt	—	(29,976)	—
Revaluation of assets and liabilities	—	(91,171)	—

Total reorganization items	$993	$(115,169)	$9,022

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

19. Commitments and Contingencies

Legal Proceedings

        On January 27, 2017 and February 10, 2017, respectively, two putative securities class actions were filed in the U.S. District Court for the Eastern District of Pennsylvania that named as defendants Egalet Corporation and former officers Robert S. Radie, Stanley J. Musial and Jeffrey M. Dayno (the "Officer Defendants" and together with Egalet Corporation, the "Defendants"). These two complaints, captioned Mineff v. Egalet Corp. et al., No. 2:17-cv-00390-MMB and Klein v. Egalet Corp. et al., No. 2:17-cv-00617-MMB, assert securities fraud claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act") on behalf of putative classes of persons who purchased or otherwise acquired Egalet Corporation securities between December 15, 2015 and January 9, 2017 and seek damages, interest, attorneys' fees and other expenses. On May 1, 2017, the Court entered an order consolidating the two cases (the "Securities Class Action Litigation") before it, appointing the Egalet Investor Group (consisting of Joseph Spizzirri, Abdul Rahiman and Kyle Kobold) as lead plaintiff and approving their selection of lead and liaison counsel. On July 3, 2017, the plaintiffs filed their consolidated amended complaint, which named the same Defendants and also asserted claims for purported violations of Sections 10(b) and 20(a) of the Exchange Act. Plaintiffs brought their claims individually and on behalf of a putative class of all persons who purchased or otherwise acquired shares of Egalet between November 4, 2015 and January 9, 2017 inclusive. The consolidated amended complaint based its claims on allegedly false and/or misleading statements and/or failures to disclose information about the likelihood that ARYMO ER would be approved for intranasal abuse-deterrent labeling. The Defendants moved to dismiss the consolidated amended complaint on September 1, 2017 (the "Motion to Dismiss"), the plaintiffs filed their opposition on October 31, 2017, and the Defendants filed their reply on December 8, 2017. The Court heard oral arguments on the Motion to Dismiss on February 20, 2018 and entered an order pursuant to which the plaintiffs filed a motion for leave to file a second amended complaint on March 6, 2018. The Defendants responded on March 20, 2018 and the plaintiffs filed their reply on March 27, 2018. The Court heard oral arguments on the plaintiffs' motion for leave to file a second amended complaint on July 12, 2018. On August 2, 2018, the Court granted the Defendants' Motion to Dismiss and dismissed the Securities Class Action Litigation with prejudice. On August 31, 2018, plaintiffs filed their notice of appeal with the United States Court of Appeal for the Third Circuit. On November 7, 2018, the Defendants filed a notice of suggestion of bankruptcy and unopposed motion to stay the appeal as to the Officer Defendants (the appeal was automatically stayed as to the Company upon the Chapter 11 filing). On February 6, 2019, the Officer Defendants filed a Notice of Lifting of Automatic Stay of Proceedings and Discharge of Subordinated Claims, as plaintiffs' claim against the Company was extinguished as part of the bankruptcy, which restarted the appellate process. On April 22, 2019, plaintiffs filed their brief with the United States Court of Appeals for the Third Circuit. Defendants filed their brief on May 22, 2019 and Plaintiffs filed their reply on June 12, 2019 and the parties are currently awaiting the Court's decision. The Company disputes the allegations in the lawsuit and intend to defend these actions vigorously. The Company cannot determine the likelihood of, nor can it reasonably estimate the range of, any potential loss, if any, from these lawsuits.

        In March 2018, Novitium Pharma LLC ("Novitium") notified iCeutica Pty Ltd. and Iroko Pharmaceuticals, LLC that Novitium had submitted an ANDA to FDA requesting permission to manufacture and market a generic version of VIVLODEX® (meloxicam). In the notice, Novitium alleges that its generic product will not infringe any claim of U.S. Patent Nos. 9,526,734; 9,526,734; and

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

19. Commitments and Contingencies (Continued)

9,649,318. On April 20, 2018, Plaintiffs iCeutica Pty Ltd and Iroko Pharmaceuticals, LLC filed a complaint in the District Court for the District of Delaware alleging infringement of United States Patent Nos. 9,526,734, 9,649,318, and 9,808,468 by Novitium under 35 U.S.C. sections 271(e)(2) and 271(a)-(c). With the Company's acquisition of certain assets of Iroko and the assignment of Iroko's exclusive license to U.S. Patent Nos. 9,526,734; 9,526,734; and 9,649,318 to the Company, Egalet was substituted for Iroko as a Plaintiff in this matter. The parties settled the lawsuit, with no cash payment required by the Company, and Plaintiffs filed a motion to dismiss the case. The Court dismissed the suit on January 22, 2020.

        On May 1, 2019, the Company was served in a lawsuit entitled International Brotherhood of Electrical Workers Local 728 Family Healthcare Plan v. Allergan, PLC, et al., which was filed in the Philadelphia County Court of Common Pleas (and subsequently coordinated with similar cases and transferred to the Delaware County Court of Common Pleas) on March 29, 2019 in which the Company was named as a defendant. In the lawsuit, plaintiff alleges that the Company, along with numerous other named defendants, manufactured, promoted, sold and distributed branded and generic opioid pharmaceutical products in the Commonwealth of Pennsylvania, State of Florida and the City of Philadelphia. Plaintiffs assert that the defendants' conduct has exacted a financial burden on the plaintiff which has unnecessarily spent considerably more on costs directly attributable to opioid use and over-use in the Commonwealth of Pennsylvania and City of Philadelphia. On December 18, 2019, Plaintiffs filed a Stipulation of Dismissal, which has not yet been signed by the judge and ordered by the Court as the matter is currently stayed. The Company cannot determine the likelihood of, nor can it reasonably estimate the range of, any potential loss, if any, from this lawsuit.

        On August 7, 2019, the Company filed a lawsuit in the Court of Chancery of the State of Delaware against iCeutica Inc. and iCeutica Pty Ltd. (together, the "Defendants") seeking, among other things, declaratory and injunctive relief relating to the Defendants' demand under the iCeutica License Agreement described below, for reimbursement for patent activities in countries outside the United States which the Company has expressly told the Defendants are unreasonable in light of the Company's current plans. The Company asked the Court to prohibit the Defendants from terminating the license agreement and to toll the cure period under the License Agreement pending resolution of the dispute. On August 30, 2019, the Court granted a Status Quo Order that extended the cure period until 30 days after the date of the Court's decision on the merits in the case. On January 27, 2020, the parties entered into a settlement that provided for, among other things, (i) the dismissal of the lawsuit with prejudice, (ii) the reimbursement by the Company of certain costs incurred by Defendants during 2019 to prepare, prosecute and maintain certain patent applications and patents; (iii) the entry by the parties into a Second Amended and Restated Nano-Reformulated Compound License Agreement; and (iv) the entry into mutual releases related to the subject matter of the lawsuit. On January 28, 2020, the suit was dismissed with prejudice.

Cosette Pharmaceuticals Supply Agreement

        On January 31, 2019, as part of Asset Purchase Agreement to acquire products from Iroko, the Company assumed a Collaborative License, Exclusive Manufacture and Global Supply Agreement with Cosette Pharmaceuticals, Inc. (formerly G&W Laboratories, Inc.) (the "Supply Agreement") for the manufacture and supply of INDOCIN Suppositories to Zyla for commercial distribution in the United

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

19. Commitments and Contingencies (Continued)

States. The Company is obligated to purchase all of its requirements for INDOCIN Suppositories from Cosette Pharmaceuticals, Inc., and are required to meet minimum purchase requirements for the calendar years 2019 and 2020. The term of the Supply Agreement extends through July 31, 2023, and there are no minimum requirements in any of the other subsequent years. Total commitments to Cosette Pharmaceuticals, Inc are $6.5 million in 2020.

Catalent Pharma Solutions Commercial Supply Agreement

        On January 31, 2019, as part of the Iroko Products Purchase Agreement, the Company assumed a Commercial Supply Agreement ("CSA") with Catalent Pharma Solutions ("Catalent") for the manufacture of certain SOLUMATRIX products. Based on the CSA, the Company is obligated to purchase certain minimum amounts of manufacturing and product maintenance services on an annual basis for the term of the contract ("Minimum Requirement") through September 2021. Total commitments to Catalent are $1.0 million through the period ending September 2021.

Jubilant HollisterStier Manufacturing and Supply Agreement

        On July 30, 2019, the Company entered into a Manufacturing and Supply Agreement (the "Agreement") with Jubilant HollisterStier LLC ("JHS") pursuant to which the Company engaged JHS to provide certain services related to the manufacture and supply of SPRIX® (ketorolac tromethamine) Nasal Spray for the Company's commercial use. Under the Agreement, JHS will be responsible for supplying a minimum of 75% of the Company's annual requirements of SPRIX through July 30, 2022. The Company has agreed to purchase a minimum number of batches of SPRIX per calendar year from JHS over the term of the Agreement. Total commitments to JHS are $3.6 million through the period ending July 30, 2022.

20. Net Loss (Income) Per Common Share

        On the Effective Date the Predecessor Company's equity was cancelled and new equity was issued. Additionally, the Predecessor Company's 5.50% and 6.50% Convertible Notes were cancelled. See Note 22—Stockholders' Deficit and Note 18—Reorganization Items for further details.

        Basic net loss per common share excludes dilution for potential common stock issuances and is computed by dividing net loss by the weighted-average number of shares of common stock outstanding for the period. The 4,972,364 shares of common stock issuable upon the exercise of warrants are included in the number of outstanding shares used for the computation of basic and diluted loss per share. See Note 22—Stockholders' Deficit.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

20. Net Loss (Income) Per Common Share (Continued)

        The following table reflects the computation of basic and diluted weighted average shares outstanding and net income (loss) per share for the periods indicated:

	Successor	Predecessor
(in thousands, except share and per share data)	Period from February 1, 2019 through December 31, 2019	Period from January 1, 2019 through January 31, 2019	Year ended December 31, 2018
Basic and diluted net income (loss) per common share calculation:
Net (loss) income per share of common stock—basic and diluted	$(46,640)	$107,240	$(95,454)
Weighted average common stock outstanding	14,333,562	56,547,101	52,775,116

Net (loss) income per share of common stock—basic and diluted	$(3.25)	$1.90	$(1.81)

        The calculation for diluted net loss per share is identical to that used for basic loss per share. The exercise of common stock options would have the effect of reducing the loss per share and are excluded since not dilutive.

21. Acquisitions and License and Collaboration Agreements

Purchase Agreement with Iroko

        On October 30, 2018, the Company entered into the Purchase Agreement with Iroko pursuant to which, upon the terms and subject to the conditions set forth therein, the Company acquired certain assets and rights of Iroko, referred to in the Purchase Agreement as the "Transferred Assets," and assumed certain liabilities of Iroko, referred to in the Purchase Agreement as the "Assumed Liabilities," including assets related to Iroko's marketed products, the SOLUMATRIX products under the iCeutica License Agreement and the INDOCIN products. The Iroko Products Acquisition was completed on January 31, 2019.

iCeutica License Agreement

        Pursuant to the Purchase Agreement, on the Effective Date, the Company assumed the rights and obligations of Iroko and its subsidiaries pursuant to the Amended and Restated Nano-Reformulated Compound License Agreement, dated October 30, 2018 (the "iCeutica License"), with iCeutica Inc. and iCeutica Pty Ltd. (collectively, "iCeutica") to license certain technology and intellectual property related to iCeutica's SOLUMATRIX® technology, meloxicam and certain other rights of iCeutica.

        Pursuant to the iCeutica License, iCeutica granted to the Company (as the assignee of Iroko) a sole and exclusive, world-wide right and license under certain iCeutica intellectual property to make, use, sell, offer and import certain products made from the compounds indomethacin, diclofenac, naproxen and meloxicam. In consideration of the grant of the iCeutica License, the Company is obligated to pay to iCeutica a mid-single digit royalty on all Net Sales of any licensed products, including pro rata portions of any combination products that include a licensed product.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

21. Acquisitions and License and Collaboration Agreements (Continued)

        The iCeutica License will terminate on a country-by-country basis upon the expiration of the last-to-expire of any licensed patent rights in such country, and otherwise twenty years after the date of the first commercial introduction of a licensed product in such country. Either party may terminate the license in its entirety if the other party materially breaches the License Agreement, subject to applicable cure periods. The iCeutica License also contains customary provisions for an agreement of this type related to intellectual property matters, confidentiality, representations and warranties and indemnification.

Iroko Royalty Arrangement

        Pursuant to the Purchase Agreement, on the Effective Date, the Company was also obligated to pay to Iroko a 5% royalty payment on Net Sales of TIVORBEX, ZORVOLEX and the development product acquired. In May 2019, the Company agreed to pay approximately $0.8 million to satisfy the royalty payment terminating any obligation for future payments with respect to this agreement.

Collaboration and License Agreement with Acura

        In January 2015, the Company entered into the OXAYDO License Agreement with Acura Pharmaceuticals, Inc. ("Acura") to commercialize OXAYDO tablets containing Acura's Aversion Technology. OXAYDO (formerly known as Oxecta®) is currently approved by the FDA for marketing in the United States in 5 mg and 7.5 mg strengths, but was not actively marketed at the time of the OXAYDO License Agreement Under the terms of the OXAYDO License Agreement, Acura transferred the approved New Drug Application("NDA") for OXAYDO to the Company and the Company was granted an exclusive license under Acura's intellectual property rights for development and commercialization of OXAYDO worldwide in all strengths.

        Under the OXAYDO License Agreement, Acura will be entitled to a one-time $12.5 million milestone payment when OXAYDO net sales reach a level of $150.0 million in a calendar year.

        In addition, Acura receives from the Company, a tiered royalty percentage based on sales thresholds. Based on the Company's current level of net sales, the royalty percentage payable to Acura is in the mid-single digits; however, the percentage may increase in future years in the event the Company achieves the higher sales thresholds set forth in the License Agreement. In addition, in any calendar year in which net sales exceed a specific threshold, Acura is entitled to receive a double-digit royalty on all OXAYDO net sales in that year. The Company's royalty payment obligations commenced on the first commercial sale of OXAYDO and expire, on a country-by-country basis, upon the expiration of the last to expire valid patent claim covering OXAYDO in such country (or if there are no patent claims in such country, then upon the expiration of the last valid claim in the United States). Royalties will be reduced upon the entry of generic equivalents, as well for payments required to be made by the Company to acquire intellectual property rights to commercialize OXAYDO, with an aggregate minimum floor. The term of the Acura license agreement expires, in its entirety, upon the final expiration of any such patent claim in any country. OXAYDO is currently sold in the United States and is covered by six U.S. patents that expire between 2023 and 2025. Patents covering OXAYDO in foreign jurisdictions expire in 2024. Either the Company or Acura may terminate the license agreement for certain customary reasons, including cause, insolvency or patent challenge. The Company may terminate the license agreement upon 90 days prior written notice.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

21. Acquisitions and License and Collaboration Agreements (Continued)

Purchase Agreement with Luitpold

        In January 2015, the Company entered into and consummated the transactions contemplated by the SPRIX Purchase Agreement with Luitpold (the "SPRIX Purchase Agreement"), pursuant to which the Company acquired certain assets and liabilities associated with SPRIX Nasal Spray and the Company was assigned an exclusive license with Recordati Ireland Ltd. ("Recordati") for intranasal formulations of ketorolac tromethamine (the "Licensed Product"), the active ingredient in SPRIX Nasal Spray. The Company is required to pay a fixed, single-digit royalty to Recordati on net sales of the Licensed Product. The exclusive term of the license agreement expires, on a country-by-country basis, on the later of the final expiration of any patent right in such country that contains a valid claim covering the Licensed Product, or ten years from the date of the first commercial sale of the Licensed Product in such country, and thereafter the Company will retain a non-exclusive, perpetual license in such country. In addition, during the exclusivity period with respect to the United States, Canada and Latin America, the royalty payable to Recordati is decreased if no patent containing a valid claim is in force in the country at the time of sale. SPRIX Nasal Spray is currently sold in the United States and the patent expired in December 2018 and the first commercial sale of SPRIX Nasal Spray in the United States occurred in May 2011.

22. Stockholders' Deficit

Successor

Preferred Stock

        The Successor Company's certificate of incorporation authorizes it to issue up to 5,000,000 shares of preferred stock with a par value of $0.001 per share. As of December 31, 2019, there were no preferred shares outstanding.

Common Stock

        The Successor Company's certificate of incorporation authorizes it to issue up to 100,000,000 shares of common stock with a par value of $0.001 per share. As of December 31, 2019, there were 9,437,883 shares issued and outstanding. Outstanding shares were issued to holders of Predecessor first lien obligations and convertible notes claims of 4,774,093 shares, to Iroko and its affiliates of 4,586,875 shares and 76,915 shares through the Company's 2019 Plan.

Amended and Restated Charter and Bylaws

        On February 1, 2019, in accordance with the Plan, the Company's Fourth Amended and Restated Certificate of Incorporation (as amended and restated, the "A&R Charter") was filed with the Secretary of State of the State of Delaware, at which time the A&R Charter became effective. Among other things, the A&R Charter decreases the number of shares of authorized common stock of the Company from 275,000,000 to 100,000,000 and decreases the maximum number of directors that may serve on the Company's Board of Directors to seven.

        On the Effective Date, pursuant to the Plan, the Company's Second Amended and Restated Bylaws (the "A&R Bylaws") became effective. Among other things, the A&R Bylaws provide for

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

22. Stockholders' Deficit (Continued)

special director nomination procedures, related party transaction approval procedures and independence requirements with respect to certain directors appointed by the Supporting Noteholders pursuant to the Plan (or such directors successors), in each case, for a two-year period following the Effective Date.

        Effective June 3, 2019, the Company changed its name to Zyla Life Sciences by filing an amendment to the A&R Charter. A copy of the amendment to the Charter is filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed on August 13, 2019. In addition, the A&R Bylaws were amended to reflect the name change to Zyla Life Sciences and to expressly permit communications between and among stockholders and directors of the Company by means of electronic transmissions.

Stockholders' Agreement

        On the Effective Date, the Company entered into a stockholders' agreement (the "Stockholders' Agreement") with Iroko and certain of its affiliates. Pursuant to the Stockholders' Agreement, Iroko and the other stockholder parties agreed to a customary lock-up with respect to their shares of common stock for a period of 90 days following the Effective Date and a customary standstill provision for a period of 24 months following the Effective Date, in each case, subject to certain exceptions. In addition, pursuant to the Stockholders' Agreement, the stockholder parties are entitled to designate two nominees to the Company's Board of Directors for so long as such entities hold at least 25% of the equity consideration received on the Effective Date. The Stockholders' Agreement also provides for customary preemptive rights in favor of the stockholder parties with respect to future issuance of equity securities by the Company, subject to certain exceptions.

Warrant Agreements

        On the Effective Date, the Company entered into warrant agreements (the "Warrant Agreements") with Iroko, certain of Iroko's affiliates and certain other parties entitled to receive shares of the Company's common stock as consideration pursuant to the Purchase Agreement or in satisfaction of certain claims pursuant to the Plan. Pursuant to the Warrant Agreements, the Company issued warrants to purchase up to an aggregate of 4,972,365 shares of the Company's common stock. The warrants are exercisable at any time at an exercise price of $0.001 per share, subject to certain ownership limitations including, with respect to Iroko and its affiliates, that no such exercise may increase the aggregate ownership of the Company's outstanding common stock of such parties above 49% of the number of shares of its common stock then outstanding for a period of 18 months. All of the Company's outstanding warrants have similar terms whereas under no circumstance may the warrants be net-cash settled. As such, all warrants are equity-classified.

Predecessor

        In connection with the Company's Plan of Reorganization and emergence from bankruptcy, all equity interests in the Predecessor Company were cancelled, including common stock and equity-based awards.

Zyla Life Sciences and Subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2019 and 2018

22. Stockholders' Deficit (Continued)

Registration Rights Agreement

        On the Effective Date, the Company entered into a registration rights agreement (the "Registration Rights Agreement") with Iroko pursuant to which the Company agreed to file with the SEC, upon Iroko's request at any time following the date which is 180 days following the date on which any equity securities of the Company are accepted for listing on any national securities exchange, a registration statement on Form S-1 or Form S-3, and thereafter to use its commercially reasonable efforts to cause to be declared effective as promptly as practicable, one or more registration statements for the offer and resale of the Company's common stock held by Iroko and certain of its affiliates. The Registration Rights Agreement contains other customary terms and conditions, including, without limitation, provisions with respect to blackout periods, underwriter cutbacks, reimbursement of expenses and indemnification.

23. Subsequent Events

        Subsequent to year-end on March 16, 2020, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Assertio Therapeutics, Inc. ("Assertio"), Alligator Zebra Holdings, Inc. ("Parent"), Zebra Merger Sub, Inc., a wholly owned subsidiary of Parent ("Merger Sub") and Alligator Merger Sub, Inc. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Zyla, with Zyla continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement, at the time the merger is effective, each outstanding share of common stock, par value $0.001 per share, of the Company (the "Common Stock") (other than Excluded Shares (as defined below) and Dissenting Shares (as defined below)) will be converted into the right to receive 2.5 shares (the "Exchange Ratio") of common stock, par value $0.0001 per share, of Parent ("Parent Common Stock"). Each share of Common Stock that is held by the Company as treasury stock or that is owned, directly or indirectly, by Parent, the Company, Merger Sub, or any subsidiary of the Company (collectively, "Excluded Shares"), immediately prior to the effective time of the Merger (the "Effective Time") will cease to be outstanding and will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor. "Dissenting Shares" are shares of the Common Stock (other than Excluded Shares) outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such shares of the Common Stock in accordance with Section 262 of the Delaware General Corporation Law. Consummation of the Merger is subject to certain conditions to closing, including, among others, including (1) requisite approvals of the Company's and Assertio's stockholders; (2) the absence of certain legal impediments to the consummation of the Merger; (3) the approval of shares of Parent Common Stock to be issued as consideration in the Merger for listing on the Nasdaq Stock Market, (4) effectiveness of the registration statement on Form S-4 registering the shares of Parent Common Stock and other equity instruments to be issued in the Merger, (5) subject to certain exceptions, the accuracy of the representations, warranties and compliance with the covenants of each party to the Merger Agreement, and (6) Assertio, Parent and their respective Subsidiaries having minimum cash and cash equivalents equal to $25 million in the aggregate (as calculated pursuant to the Merger Agreement). The Company is working toward completing the Merger as quickly as possible and currently expects to consummate the merger in the second calendar quarter of 2020.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

ASSERTIO THERAPEUTICS, INC.,

ALLIGATOR ZEBRA HOLDINGS, INC.,

ZEBRA MERGER SUB, INC.,

ALLIGATOR MERGER SUB, INC.

and

ZYLA LIFE SCIENCES

Dated as of March 16, 2020

A-i

A-ii

Exhibits

Exhibit A	Form of Certificate of Incorporation
Exhibit B	Form of Bylaws
Exhibit C	Form of First Supplemental Indenture
Exhibit D	Term Sheet regarding Intercompany Arrangements

A-iii

INDEX OF DEFINED TERMS

Definition	Location
409A Authorities	4.13(e)
Acceptable Confidentiality Agreement	6.2(a)
Acquisition Proposal	9.3(a)
Action	4.10
Affiliate	9.3(b)
Agreement	Preamble
AJCA	4.13(e)
Alternative Acquisition Agreement	6.2(b)(ii)
Assertio	Preamble
Assertio Adverse Approval Change	9.3(c)
Assertio Common Stock	Recitals
Assertio Designees	Section 1.1(e)
Assertio Disclosure Letter	Article V
Assertio IT Systems	5.19(d)
Assertio Material Adverse Effect	5.1(a)
Assertio Options	5.2(a)
Assertio Owned IP	9.3(d)
Assertio Preferred Stock	5.2(a)
Assertio Product	9.3(e)
Assertio Registered IP	5.19(a)
Assertio Reorganization	Recitals
Assertio SEC Documents	5.6(a)
Assertio Stockholder Approval	5.4(a)
Assertio Stockholders Meeting	6.3(a)
Book-Entry Shares	3.3(b)
Business Day	9.3(f)
Certificate of Merger	2.4
Certificates	3.3(b)
Closing	2.3
Closing Date	2.3
COBRA	4.13(c)(vii)
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	9.3(g)
Company Board Recommendation	4.4(b)
Company Bylaws	4.1(b)
Company Charter	4.1(b)
Company Common Stock	Recitals
Company Credit Agreement	9.3(h)
Company Debt Documents	9.3(i)
Company Designees	Section 1.1(e)
Company Disclosure Letter	Article IV
Company Equity Plan	3.2(a)
Company Expenses	8.3(c)
Company Option	3.2(a)
Company Owned IP	9.3(i)
Company Performance Stock Unit	3.2(c)
Company Preferred Stock	4.2(a)

A-iv

Definition	Location
Company Product	9.3(j)
Company Registered IP	4.20(a)
Company Restricted Stock Unit	3.2(b)
Company SEC Documents	4.6(a)
Company Stock Awards	4.2(b)
Company Stockholder Approval	4.4(a)
Company Stockholders Meeting	6.3(a)
Company Warrant	3.2(d)
Confidentiality Agreement	6.4
Continuation Period	78
Continuing Employee	78
Contract	4.5(a)
control	9.3(k)
Delaware Secretary of State	2.4
DGCL	Recitals
Dissenting Shares	3.5
Effective Time	2.4
Environmental Law	4.15(b)
ERISA	4.13(a)
Exchange Act	4.5(b)
Exchange Agent	3.3(a)
Exchange Fund	3.3(a)
Exchange Ratio	3.1(a)
Excluded Shares	3.1(c)
FDA	4.12(c)
FDCA	9.3(l)
Form S-4	4.5(b), 4.5(b)
GAAP	4.6(b)
Governmental Entity	4.5(b)
Hazardous Substance	4.15(c)
Health Care Laws	4.12(a)
Indebtedness	9.3(m)
Independent Director	Section 1.1(e)
Intellectual Property	9.3(o)
Intercompany Agreement	80
Intercompany Entity	80
Intervening Event	6.2(i)(iii)
IRS	4.13(a)
IT Systems	4.20(d)
Joint Proxy Statement	4.5(b)
knowledge	9.3(o)
Law	4.5(a)
Liens	3.2(a)
Material Adverse Effect	4.1(a)
Material Contracts	4.17(a)
Measurement Date	4.2(a)
Merger	Recitals
Merger Consideration	3.1(a)
Merger Sub	Preamble
Nasdaq	Section 1.1(e)

A-v

Definition	Location
Nonqualified Deferred Compensation Plan	4.13(e)
Order	9.3(r)
Outside Date	8.1(b)(i)
Parent	Preamble
Parent Common Stock	Recitals
Parent Expenses	8.3(c)
Parent Option	3.2(a)
Parent Plan	79
PBGC	4.13(c)(iv)
Pension Plan	4.13(b)
Permits	4.11
Permitted Liens	9.3(s)
Person	9.3(t)
Personal Information	4.20(e)
Privacy Laws	4.20(e)
Products	4.12(c)
Replacement Warrant	3.2(d)
Representatives	6.2(a)
S-4	6.3(b)
Safety Notices	4.12(g)
Sarbanes-Oxley Act	4.6(a)
SEC	Section 1.1(e)
Securities Act	4.5(b)
Subsidiary	9.3(u)
Superior Proposal	6.2(i)(ii)
Surviving Corporation	2.2
Takeover Laws	4.21
Tax Action	4.16(c)
Tax Return	9.3(v)
Taxes	9.3(u)
Transaction Expenses	9.3(x)
WARN Act	4.14(d)
Willful and Material Breach	9.3(w)

A-vi

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of March 16, 2020, by and among ALLIGATOR ZEBRA HOLDINGS, INC., a Delaware corporation ("Parent"), ASSERTIO THERAPEUTICS, INC., a Delaware corporation ("Assertio"), ZEBRA MERGER SUB, INC., a Delaware corporation ("Merger Sub"), ALLIGATOR MERGER SUB, INC., a Delaware corporation ("Assertio Merger Sub"), and ZYLA LIFE SCIENCES, a Delaware corporation (the "Company").

RECITALS

        WHEREAS, as a condition to the consummation of the Merger (as defined below), (i) Assertio formed Parent, as a wholly-owned subsidiary of Assertio, (ii) Parent formed Assertio Merger Sub as a wholly-owned subsidiary of Parent and (iii) pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "DGCL"), Assertio will effectuate a "holding company reorganization" whereby (x) Assertio Merger Sub will merge with and into Assertio, (y) each share of common stock, par value $0.0001 per share, of Assertio (the "Assertio Common Stock") will be converted into the right to receive one share of common stock, par value $0.0001 per share, of Parent Common Stock, (the "Parent Common Stock") and (z) Assertio will become a wholly-owned subsidiary of Parent (collectively, the "Assertio Reorganization");

        WHEREAS, the Board of Directors of the Company (the "Company Board") has: (a) approved this Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company continuing as the Surviving Corporation (as defined below), pursuant to which each share of common stock, par value $0.001 per share, of the Company (the "Company Common Stock") shall be converted into the right to receive 2.5 shares of Parent Common Stock, upon the terms and subject to the conditions set forth in this Agreement, (b) has deemed it advisable and in the best interests of the Company and its stockholders that the Company engage in the Merger, and (c) resolved, subject to the terms and conditions of this Agreement to recommend adoption of this Agreement by the holders of shares of the Company Common Stock, in each case, in accordance with the DGCL;

        WHEREAS, the respective Boards of Directors of Assertio (the "Assertio Board"), Parent (the "Parent Board") and Merger Sub (the "Merger Sub Board") have each: (a) deemed it advisable and in the best interests of Assertio, Parent and Merger Sub, as applicable, and their respective stockholders, to enter into this Agreement, (b) approved the Merger, and, in the case of the Assertio Board and the Parent Board, the Parent Stock Issuance (as defined below), and (c) in the case of the Merger Sub Board, resolved, subject to the terms and conditions of this Agreement, to recommend adoption of this Agreement by Parent, in its capacity as the sole stockholder of Merger Sub, in each case, in accordance with the DGCL;

        WHEREAS, the Assertio Board has resolved to recommend that the holders of shares of Assertio Common Stock approve the issuance, on the terms and subject to the conditions set forth in this Agreement, of the shares of Parent Common Stock to be issued in the Merger, and such other shares of Parent Common Stock to be reserved for issuance in connection with the Merger (collectively, the "Parent Stock Issuance");

        WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Parent and Assertio to enter into this Agreement, certain stockholders of the Company are delivering voting and support agreements to Parent and Assertio pursuant to which such stockholders have agreed to vote the shares of Company Common Stock owned by such stockholders in favor of, and to support, the Merger;

        WHEREAS, it is proposed that, following the consummation of the Assertio Reorganization and Merger, Assertio may be merged with and into a Delaware limited liability company and a direct wholly-owned Subsidiary of Parent (the "Assertio LLC"), with the Assertio LLC surviving such merger

(the "Assertio LLC Merger") and the Company may be merged with and into a Delaware limited liability company and a direct wholly-owned Subsidiary of Parent (the "Company LLC"), with the Company LLC surviving such merger (the "Company LLC Merger");

        WHEREAS, for United States federal income tax purposes, it is intended that either (i) each of the Assertio Reorganization (together with Assertio Merger LLC, if any) and the Merger (together with the Company LLC Merger, if any) will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) such transactions taken together will qualify as a transaction governed Section 351 of the Code; and that this Agreement is intended to be, and is hereby adopted as, a "plan of reorganization" for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g); and

        WHEREAS, Parent, Assertio, Merger Sub and the Company each desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger as specified herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Assertio, Merger Sub and the Company hereby agree as follows:

ARTICLE I
CERTAIN GOVERNANCE MATTERS

        Section 1.1    Parent Matters.

          (a)    Name and Trading Symbol.    Assertio shall (i) effect the Assertio Reorganization prior to the Closing in accordance with Section 251(g) of the DGCL and (ii) cause the ticker symbol of Parent on Nasdaq to be the ticker symbol of "ASRT" prior to the Closing.

          (b)    Headquarters.    Following the Effective Time, the headquarters of Parent shall be the headquarters of Assertio as of immediately prior to the Effective Time in Lake Forest, Illinois (which shall also be the location of the principal executive offices of the Surviving Corporation).

          (c)    Parent Certification of Incorporation.    Pursuant to the Assertio Reorganization and prior to the Effective Time, the Certificate of Incorporation of Parent shall be amended so that it reads in its entirety as set forth in Exhibit A hereto, and, as so amended, shall be the Certificate of Incorporation of Parent until thereafter amended in accordance with its terms and as provided by applicable Law.

          (d)    Parent Bylaws.    Pursuant to the Assertio Reorganization and prior to the Effective Time, the Bylaws of Parent shall be amended so that they read in their entirety as set forth in Exhibit B hereto, and, as so amended, shall be the Bylaws of Parent until thereafter amended in accordance with their terms and as provided by applicable Law (the "Amended Parent Bylaws").

          (e)    Parent Board of Directors.    The parties shall take all action necessary (including, to the extent necessary, procuring the resignation or removal of any directors on the Parent Board immediately prior to the Effective Time) so that, as of the Effective Time, the number of directors that comprise the full Parent Board shall be nine (9), and the Parent Board shall upon the Effective Time initially consist of:

              (i)  the President and Chief Executive Officer of Assertio as of immediately prior to the Effective Time (who the parties shall propose to be the non-executive Chairman of the Board of Directors of Parent as of immediately after the Effective Time, subject to such individual's election as Chairman pursuant to Section 1.1(g));

             (ii)  five (5) directors, designated by the Board of Directors of Assertio (the "Assertio Designees"); provided, that (A) each such designee shall be a member of the incumbent Assertio Board as of the date of this Agreement or such other designee as may be mutually agreed by Assertio and the Company and (B) not less than four (4) out of five (5) such designees must qualify as an "independent director" under the listing standards of the Nasdaq Stock Market, LLC ("Nasdaq") and the applicable rules of the Securities and Exchange Commission (the "SEC") ("Independent Director"), it being understood that such five (5) individuals are in addition to the President and Chief Executive Officer of Assertio designated under clause (i);

            (iii)  the President and Chief Executive Officer of the Company as of immediately prior to the Effective Time; and

            (iv)  two (2) directors, designated by the Company Board (the "Company Designees"); provided, that (A) each such designee shall be reasonably acceptable to Assertio, and (B) such designee must qualify as an Independent Director (one of whom the parties shall propose to be designated as the "lead independent director" of the Board of Directors of Parent (the "Lead Independent Director") as of immediately after the Effective Time, subject to such individual's election as Lead Independent Director pursuant to Section 1.1(g)).

          (f)    Replacement of Designees.    In the event that prior to the Effective Time: (i) any Assertio Designee is unable or unwilling to serve on the Board of Directors of Parent, Assertio shall select a replacement for such individual to serve in such person's place; or (ii) any Company Designee is unable or unwilling to serve on the Board of Directors of Parent, the Company shall select a replacement for such individual to serve in such person's place; provided, that (A) each such designee shall be reasonably acceptable to Assertio and, other than with respect to a replacement Assertio Designee that is a member of the incumbent Assertio Board as of the date of this Agreement, the Company, and (B) such designee must qualify as an "independent director" under the Nasdaq listing standards and the applicable rules of the SEC. The parties shall take all action necessary to ensure that any such replacement designee is duly qualified and appointed as a director of the Board of Directors of Parent as of the Effective Time. Any such replacement designee shall also be deemed to be an Assertio Designee or a Company Designee, as applicable.

          (g)    Chairman and Lead Independent Director.    Immediately following the Effective Time and in accordance with Section 1.1(e)(i) above, the non-executive Chairman of the Board of Directors and the Lead Independent Director of Parent shall be elected by those members of the Board of Directors of Parent who qualify as "independent directors" under the listing standards of Nasdaq and the applicable rules of the SEC from such group of directors. Following the Effective Time, the Parent Board shall memorialize the duties and responsibilities of the Lead Independent Director, which shall include as of the Effective Time, serving as liaison between the Chairman and the Independent Directors; reviewing information sent to the Parent Board; reviewing meeting agendas for the Parent Board; ensuring that meeting schedules provide sufficient time for discussion of all agenda items; and having the authority to call meetings of the Board of Directors, including executive sessions of the Independent Directors.

          (h)    Parent Officers.    The President and Chief Executive Officer of the Company as of immediately prior to the Effective Time shall be the President and Chief Executive Officer of Parent as of immediately after the Effective Time, with the role and responsibilities set forth in the Amended Parent Bylaws, as such bylaws may thereafter be amended in accordance with applicable Law. The Senior Vice President and Chief Financial Officer of Assertio as of immediately prior to the Effective Time shall be the Senior Vice President and Chief Financial Officer of Parent as of immediately after the Effective Time.

        Section 1.2    Surviving Corporation Matters.

          (a)    Surviving Corporation Certificate of Incorporation.    At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended to read in its entirety as the Certificate of Incorporation of Merger Sub (except that references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), until thereafter amended in accordance with applicable Law.

          (b)    Surviving Corporation Bylaws.    At the Effective Time, the Bylaws of the Surviving Corporation shall be amended to read in their entirety as the Bylaws of Merger Sub (except that references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), until thereafter amended in accordance with applicable Law.

          (c)    Surviving Corporation Directors.    The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

          (d)    Surviving Corporation Officers.    The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

ARTICLE II
THE MERGER

        Section 2.1    Formation of Parent and Merger Sub.     Assertio has caused each of Parent and Merger Sub to be organized under the laws of the State of Delaware.

        Section 2.2    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the "Surviving Corporation") and a wholly-owned subsidiary of Parent.

        Section 2.3    Closing.     The closing of the Merger (the "Closing") shall take place at 10:00 a.m., Central time, on the second Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions), at the offices of Gibson, Dunn & Crutcher LLP, 555 Mission Street, San Francisco, CA, 94105-0921 (or remotely by electronic exchange of documents), unless another date, time or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

        Section 2.4    Effective Time.     Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall file a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware (the "Delaware Secretary of State"), executed in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State or at such other time as Parent and the Company shall agree in writing and shall specify in the Certificate of Merger (the time the Merger becomes effective being the "Effective Time").

        Section 2.5    Effects of the Merger.     The Merger shall have the effects set forth in this Agreement and in the relevant provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

ARTICLE III
EFFECT ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS;
EXCHANGE OF CERTIFICATES

        Section 3.1    Conversion of Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Assertio, Merger Sub, the Company or the holders of any shares of capital stock of the Parent, Assertio, Merger Sub or the Company:

          (a)   Subject to Section 3.3(f), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares or Dissenting Shares) shall thereupon be converted into and become exchangeable for 2.5 shares (the "Exchange Ratio") of Parent Common Stock (the "Merger Consideration"). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter only represent the right to receive the Merger Consideration, any dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f), in each case to be issued or paid in accordance with Section 3.3, without interest.

          (b)   At the Effective Time, each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding. Immediately following the Effective Time, shares of Parent Common Stock, if any, owned by the Surviving Corporation shall be surrendered to Parent without payment therefor.

          (c)   Each share of Company Common Stock held in the treasury of the Company or owned, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time (collectively, "Excluded Shares") shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (d)   Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.

          (e)   The Exchange Ratio shall be adjusted to reflect fully the appropriate effect of any stock split, split-up, reverse stock split, stock dividend or distribution of securities convertible into Assertio Common Stock, Company Common Stock or Parent Common Stock, reorganization, recapitalization, reclassification or other like change with respect to the Assertio Common Stock, Company Common Stock or Parent Common Stock having a record date occurring on or after the date of this Agreement and prior to the Effective Time; provided, that nothing in this Section 3.1(e) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

        Section 3.2    Treatment of Options and Other Equity-Based Awards and Warrants.

          (a)   At the Effective Time, each outstanding option (each, a "Company Option") to purchase shares of Company Common Stock granted under the Amended and Restated 2019 Stock-Based Incentive Compensation Plan (amended and restated effective as March 4, 2020) (the "Company Equity Plans"), whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, at the Effective Time, cease to represent a right to acquire shares of Company

  Common Stock and shall be converted, at the Effective Time, into an option to purchase shares of Parent Common Stock (a "Parent Option"), on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof provided for in the relevant Company Equity Plan or in the related award document by reason of the transactions contemplated hereby) as were applicable to such Company Option as of immediately prior to the Effective Time. The number of shares of Parent Common Stock subject to each such Parent Option shall be equal to (i) the number of shares of Company Common Stock subject to the corresponding Company Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded, if necessary, to the nearest whole share of Parent Common Stock, and such Parent Option shall have an exercise price per share (rounded to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock otherwise purchasable pursuant to the corresponding Company Option divided by (B) the Exchange Ratio; provided, that in the case of any Company Option to which Section 421 of the Code applies as of the Effective Time (taking into account the effect of any accelerated vesting thereof, if applicable) by reason of its qualification under Section 422 of the Code, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code; provided further, that in the case of any Company Option to which Section 409A of the Code applies as of the Effective Time, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code in order to avoid the imposition of any additional taxes thereunder.

          (b)   At the Effective Time, each outstanding time-based restricted stock unit (each a "Company Restricted Stock Unit") granted under the Company Equity Plan, whether or not then vested, shall be cancelled and, in exchange therefor, Parent shall deliver to each former holder of any such cancelled Company Restricted Stock Unit a number of shares of fully vested Parent Common Stock (rounded to the nearest whole number) equal to the product of (i) the Exchange Ratio, and (ii) the number of shares of Company Common Stock covered by such Company Restricted Stock Unit, subject to reduction for any Taxes withheld pursuant to Section 3.4.

          (c)   At the Effective Time, each outstanding performance-based restricted stock unit (each a "Company Performance Stock Unit") granted under the Company Equity Plan shall be cancelled and, in exchange therefor, Parent shall deliver to each former holder of each award of Company Performance Stock Units a number of shares of fully vested Parent Common Stock (rounded to the nearest whole number) equal to the product of (i) the Exchange Ratio and (ii) the number of shares of Company Common Stock covered by such Company Performance Stock Unit, subject to reduction for any Taxes withheld pursuant to Section 3.4.

          (d)   At the Effective Time, and in accordance with the terms of each warrant to purchase shares of Company Common Stock described in Section 4.2(a)(v) of this Agreement (each a "Company Warrant") that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Company Warrant, Parent shall issue a replacement warrant (a "Replacement Warrant") that complies with and satisfies the applicable terms and conditions of the applicable warrant agreement between the Company and the holder of the Company Warrant (including as to limitations of beneficial ownership under the warrant agreement) providing that such Replacement Warrant shall be exercisable for a number of shares of Parent Common Stock equal to the product (rounded to the nearest whole number) of (i) the number of shares of Company Common Stock that would have been issuable upon exercise of the Company Warrant and (ii) the Exchange Ratio, at an exercise price of $0.0004 per share of Parent Common Stock.

          (e)   Prior to the Effective Time, the Company shall take all action necessary for the adjustment of the Company Options and acceleration and vesting of the Company Restricted Stock Units and Company Performance Stock Units under this Section 3.2. The Company shall ensure that, as of the Effective Time, no holder of a Company Option, Company Restricted Stock Unit or Company Performance Stock Unit (or former holder of any such equity awards) or a participant in the Company Equity Plan shall have any rights thereunder to acquire, or other rights in respect of, the capital stock of the Company, the Surviving Corporation or any of their Subsidiaries, or any other equity interest therein (including "phantom" stock or stock appreciation rights).

          (f)    Parent shall reserve for issuance a number of shares of Parent Common Stock at least equal to the number of shares of Parent Common Stock that will be subject to Parent Options and will be issued to former holders of Company Restricted Stock Units and Company Performance Stock Units as a result of the actions contemplated by this Section 3.2. As soon as practicable following the Effective Time, Parent shall file a registration statement on Form S-8 (or any successor form, or if Form S-8 is not available, other appropriate forms) with respect to the shares of Parent Common Stock subject to the Parent Options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Parent Options remain outstanding and are required to be registered.

        Section 3.3    Exchange and Payment.

          (a)   Promptly after the Effective Time, Parent shall deposit (or cause to be deposited) with a bank or trust company designated by Parent (the "Exchange Agent"), in trust for the benefit of holders of shares of Company Common Stock immediately prior to the Effective Time (other than holders to the extent they hold Excluded Shares or Dissenting Shares), book-entry shares (or certificates if requested) representing the shares of Parent Common Stock issuable pursuant to Section 3.1(a). In addition, Parent shall make available by depositing with the Exchange Agent, as necessary from time to time after the Effective Time, any dividends or distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f). All certificates representing shares of Parent Common Stock, dividends, distributions and cash deposited with the Exchange Agent are hereinafter referred to as the "Exchange Fund."

          (b)   As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a certificate ("Certificates") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock that were converted into the right to receive the Merger Consideration, any dividends or distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f), (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and contain such other provisions as Parent or the Exchange Agent may reasonably specify) and (ii) instructions for use in effecting the surrender of such Certificates in exchange for the Merger Consideration, any dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f). Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as the Exchange Agent may reasonably require, the holder of such Certificate shall be entitled to receive in exchange for the shares of Company Common Stock formerly represented by such Certificate (other than Excluded Shares or Dissenting Shares) (A) that number of whole shares of Parent Common Stock (after taking into account all shares of Company Common Stock then held by such holder under all Certificates so surrendered) to which such holder of Company Common Stock shall have become entitled pursuant to Section 3.1(a) (which shall be in uncertificated book-entry form unless a physical certificate is requested), (B) any dividends or other distributions payable pursuant to Section 3.3(d) and (C) any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f), and the Certificate so surrendered shall forthwith be cancelled. Promptly after the Effective Time and in any event not later than the third Business Day thereafter, the Surviving Corporation shall cause the Exchange Agent to issue and send to each holder of uncertificated shares of Company Common Stock represented by book entry ("Book-Entry Shares"), other than with respect to Excluded Shares or Dissenting Shares, (1) that number of whole shares of Parent Common Stock to which such holder of Book-Entry Shares shall have become entitled pursuant to the provisions of Section 3.1(a) (which shall be in book-entry form unless a physical certificate is requested), (2) any dividends or other distributions payable pursuant to Section 3.3(d) and (3) any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f), without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall then be cancelled. No interest will be paid or accrued on any unpaid dividends and distributions or cash in lieu of fractional shares, if any, payable to holders of Certificates or Book-Entry Shares. Until surrendered as contemplated by this Section 3.3, each Certificate or Book-Entry Share shall be deemed after the Effective Time to represent only the right to receive the Merger Consideration payable in respect thereof, any dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f).

          (c)   If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such Book-Entry Share shall be properly transferred and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate or Book-Entry Share or shall have established to the satisfaction of Parent that such tax is not applicable.

          (d)   (i) No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that the holder thereof has the right to receive upon the surrender thereof, and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder pursuant to Section 3.3(f), in each case until the holder thereof shall surrender such Certificate in accordance with this Article III. Following the surrender of a Certificate in accordance with this Article III, there shall be paid to the record holder thereof, without interest, (A) promptly after such surrender, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock and the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 3.3(f) and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

             (ii)  Notwithstanding anything in the foregoing to the contrary, holders of Book-Entry Shares who are entitled to receive shares of Parent Common Stock under this Article III shall be paid (A) at the time of payment of such Parent Common Stock by the Exchange Agent under Section 3.3(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and the amount of any cash payable in lieu of a fractional share of Parent Common

    Stock to which such holder is entitled pursuant to Section 3.3(f) and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the time of such payment by the Exchange Agent under Section 3.3(b) and a payment date subsequent to the time of such payment by the Exchange Agent under Section 3.3(b) payable with respect to such whole shares of Parent Common Stock.

          (e)   The Merger Consideration, any dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f) issued and paid upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Article III shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for transfer or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article III.

          (f)    Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares, no dividends or other distributions with respect to the Parent Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of the issuance of any such fractional share, Parent shall pay to each former stockholder of the Company who otherwise would be entitled to receive a fractional share of Parent Common Stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Parent Common Stock which such holder would otherwise be entitled to receive (taking into account all shares of Company Common Stock held at the Effective Time by such holder and rounded to the nearest thousandth when expressed in decimal form) pursuant to Section 3.1(a) by (ii) the volume weighted average price as of the close of trading of each share of Assertio Common Stock traded on Nasdaq for the ten (10) consecutive trading days ending at the close of business ending on the third (3rd) trading day prior to the Closing Date.

          (g)   Any portion of the Exchange Fund that remains undistributed to the holders of Certificates or Book-Entry Shares six (6) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any remaining holders of Certificates or Book-Entry Shares (except to the extent representing Excluded Shares or Dissenting Shares) shall thereafter look only to the Surviving Corporation, as general creditors thereof, for payment of the Merger Consideration, any unpaid dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f) (subject to abandoned property, escheat or other similar laws), without interest.

          (h)   None of Parent, the Surviving Corporation, the Exchange Agent or any other Person shall be liable to any Person in respect of shares of Parent Common Stock, dividends or other distributions with respect thereto or cash in lieu of fractional shares of Parent Common Stock properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been exchanged prior to two years after the Effective Time (or immediately prior to such earlier date on which the related Merger Consideration (and all dividends or other distributions with respect to shares of Parent Common Stock and any cash in lieu of fractional shares of Parent Common Stock pursuant to this Article III) would otherwise escheat to or become the property of any Governmental Entity), any such Merger Consideration (and such dividends, distributions and cash) in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

          (i)    The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

          (j)    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Exchange Agent, the posting by such Person of a bond in such amount as Parent or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof, any dividends or other distributions payable pursuant to Section 3.3(d) and any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 3.3(f).

        Section 3.4    Withholding Rights.     Parent, Merger Sub, the Surviving Corporation and the Exchange Agent shall each be entitled to deduct and withhold, or cause to be deducted and withheld, from the consideration otherwise payable to any holder of shares of Company Common Stock or otherwise pursuant to this Agreement such amounts as Parent, Merger Sub, the Surviving Corporation or the Exchange Agent determines it is required to deduct and withhold under the Code, or any provision of state, local or foreign tax Law. To the extent that amounts are so deducted and withheld and paid over to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. For the avoidance of doubt, Parent shall reduce the number of shares of Parent Common Stock issuable to each recipient under Section 3.2 by the number of shares of Parent common Stock having a fair market value on the Closing Date equal to the amount of taxes required to be withheld with respect to the issuance of such shares to the recipient (as determined by Parent, Merger Sub, the Surviving Corporation, or Exchange Agent). For this purpose "fair market value" shall mean the closing price of the Parent Common Stock on the Nasdaq on the date immediately prior to the Closing Date.

        Section 3.5    Dissenters Rights.     Notwithstanding anything in this Agreement to the contrary, each share of the Company Common Stock (other than Excluded Shares) outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such shares of the Company Common Stock in accordance with Section 262 of the DGCL ("Dissenting Shares"), shall not be converted into or be exchangeable for the right to receive a portion of the Merger Consideration unless and until such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or withdraws or loses such holder's right to appraisal, such Dissenting Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the portion of the Merger Consideration, if any, to which such holder is entitled pursuant to Section 3.1(a), without interest. The Company shall give Assertio (a) prompt notice of any demands received by the Company for appraisal of any shares of the Company Common Stock issued and outstanding immediately prior to the Effective Time, attempted written withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders' rights to appraisal with respect to the Merger and (b) the opportunity to direct all negotiations and proceedings with respect to any exercise of such appraisal rights under the DGCL. The Company shall not, except with the prior written consent of Assertio, voluntarily make any payment with respect to any demands for payment of fair value for capital stock of the Company, offer to settle or settle any such demands or approve any withdrawal of any such demands.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (a) as disclosed in the Company SEC Documents at least three (3) Business Days prior to the date of this Agreement and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements," "Quantitative and Qualitative Disclosures About Market Risk," and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the corresponding section or subsection of the disclosure letter delivered by the Company to Assertio immediately prior to the execution of this Agreement (the "Company Disclosure Letter") (it being agreed that the disclosure of any information in a particular section or subsection of the Company Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), the Company represents and warrants to Parent, Assertio and Merger Sub as follows:

        Section 4.1    Organization, Standing and Power.

          (a)   The Company (i) is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, "Company Material Adverse Effect" means (x) any event, change, circumstance, occurrence, effect or state of facts that (A) is or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole or (B) materially impairs the ability of the Company to consummate the Merger or any of the other transactions contemplated by this Agreement; provided, however, that in the case of clause (A) only, Company Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from (1) changes or conditions generally affecting the industries in which the Company and its Subsidiaries operate, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of war or acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus), (3) changes in applicable Law or GAAP, or the interpretation or enforcement thereof after the date of this Agreement, (4) the public announcement of this Agreement or the pendency of this Agreement, (5) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); (6) any change, in and of itself, in the market price or trading volume of the Company's securities or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); or (7) any specific action taken (or omitted to be taken) by the Company or any of its Subsidiaries at or with the express written direction or written consent of Parent or Assertio; provided, that, with respect to clauses (1), (2) and (3), the impact of such event, change, circumstance, occurrence, effect or state of facts is not disproportionately adverse to the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and its Subsidiaries operate.

          (b)   The Company has previously made available to Assertio true and complete copies of the Company's Certificate of Incorporation (the "Company Charter") and Bylaws (the "Company Bylaws") and the Certificate of Incorporation and Bylaws (or comparable organizational documents) of each of its Subsidiaries, in each case as amended to the date of this Agreement, and each as so delivered is in full force and effect. The Company is not in violation of any provision of the Company Charter or Company Bylaws. Except with respect to the extent relating to the transactions contemplated by this Agreement or in draft form and except as may be redacted to preserve an privilege (including attorney-client privilege), the Company has made available to Assertio true and complete copies of the minutes of all meetings of the Company's stockholders, the Company Board and each committee of the Company Board held since January 1, 2018 through the date of this Agreement.

        Section 4.2    Capital Stock.

          (a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Company Preferred Stock"). As of the close of business on March 13, 2020 (the "Measurement Date"), (i) 9,522,096 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, (ii) zero shares of Company Common Stock were held by the Company in its treasury, (iii) zero shares of Company Preferred Stock were issued and outstanding and no shares of Company Preferred Stock were held by the Company in its treasury, (iv) 3,450,000 shares of Company Common Stock were reserved for issuance pursuant to the Company Equity Plans (of which (A) 2,108,950 shares were subject to outstanding Company Options, (B) 902,800 shares were subject to outstanding Company Restricted Stock Units; and (C) 64,350 shares were subject to outstanding Company Performance Stock Units (assuming maximum achievement of the 2019 Corporate Goals)) and (v) 4,972,365 shares of Company Common Stock were reserved for issuance upon exercise of the Company Warrants. All outstanding shares of capital stock of the Company are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights. No shares of capital stock of the Company are owned by any Subsidiary of the Company. All outstanding shares of capital stock and other voting securities or equity interests of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid, nonassessable and not subject to any preemptive rights. Neither the Company nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other obligations having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) with the stockholders of the Company or such Subsidiary on any matter. Except as set forth above in this Section 4.2(a) and except for changes since the close of business on the Measurement Date resulting from the exercise of Company Options described in Section 4.2(b) or settlement of Company Restricted Stock Units or Company Performance Stock Units, there are no outstanding (A) shares of capital stock or other voting securities or equity interests of the Company, (B) securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock of the Company or other voting securities or equity interests of the Company or any of its Subsidiaries,

  (C) stock appreciation rights, "phantom" stock rights, performance units, interests in or rights to the ownership or earnings of the Company or any of its Subsidiaries or other equity equivalent or equity-based awards or rights, (D) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any shares of capital stock of the Company or any of its Subsidiaries, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or other voting securities or equity interests of the Company or any of its Subsidiaries or rights or interests described in the preceding clause (C) or (E) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities. Except for the Company Equity Plan, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or of which the Company has knowledge with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any capital stock or other voting securities or equity interests of the Company or any of its Subsidiaries.

          (b)   Section 4.2(b) of the Company Disclosure Letter sets forth a true and complete list of all holders, as of the close of business on the Measurement Date, of outstanding Company Options, Company Restricted Stock Units, Company Performance Stock Units and other similar rights to purchase or receive shares of Company Common Stock or similar rights granted under the Company Equity Plans or otherwise (collectively, "Company Stock Awards"), indicating as applicable, with respect to each Company Stock Award then outstanding, the type of award granted, the number of shares of Company Common Stock subject to such Company Stock Award, the name of the plan under which such Company Stock Award was granted, the date of grant, exercise or purchase price, vesting schedule, and expiration thereof, and whether (and to what extent) the vesting of such Company Stock Award will be accelerated by the consummation of the Merger and the other transactions contemplated by this Agreement or by the termination of employment or engagement or change in position of any holder thereof following or in connection with the Merger. The Company does not sponsor, maintain or administer any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan. The Company is under no obligation to issue shares of Company Common Stock pursuant to any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan. The Company does not sponsor, maintain or administer any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan. The Company is under no obligation to issue shares of Company Common Stock pursuant to any employee or director stock option, stock purchase or equity compensation plan or arrangement other than the Company Equity Plan.

        Section 4.3    Subsidiaries.     Section 4.2(b) of the Company Disclosure Letter sets forth a true and complete list of each Subsidiary of the Company, including its jurisdiction of incorporation or formation. Each of the Company's Subsidiaries (i) is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. All outstanding shares of capital stock and other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by the Company, free and clear of all pledges, claims, liens, charges, options, rights of first refusal, encumbrances and security interests of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any other attribute of ownership)

(collectively, "Liens") other than Permitted Liens of the Company and its Subsidiaries. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

        Section 4.4    Authority.

          (a)   The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the holders of at least a majority of the outstanding shares of Company Common Stock (the "Company Stockholder Approval"). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent, Assertio and Merger Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors' rights generally or by general principles of equity).

          (b)   The Company Board, at a meeting duly called and held at which all directors of the Company were present, duly adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of the Company for adoption and (iv) resolving to recommend that the Company's stockholders vote in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger (the "Company Board Recommendation")., which resolutions have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted by Section 6.2.

          (c)   The Company Stockholder Approval is the only vote of the holders of any class or series of the Company's capital stock or other securities required in connection with the consummation of the Merger and the other transactions contemplated hereby, including the Parent Stock Issuance.

        Section 4.5    No Conflict; Consents and Approvals.

          (a)   The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by the Company with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties, assets or rights of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Company Charter or Company Bylaws, or the certificate of incorporation or bylaws (or similar organizational documents) of any Subsidiary of the Company, (ii) any material bond, debenture, note, mortgage, indenture, guarantee, license, lease, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit, concession or franchise, whether oral or written (each, including all amendments thereto, a "Contract") to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or (iii) subject to the governmental filings and other matters referred to in Section 4.5(b), any federal, state, local or foreign law (including common law), statute, ordinance, rule, code, regulation, Order or other legally enforceable requirement enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity having applicable jurisdiction ("Law") or any rule or regulation of the OTC Markets applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any supranational, national, federal, state, provincial, county, municipal, local, foreign or other government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (each, a "Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) the filing with the SEC of (x) a proxy statement relating to the Company Stockholders Meeting (as defined below) (such proxy statement, together with the proxy statement relating to the Assertio Stockholders Meeting (as defined below), in each case as amended or supplemented from time to time, the "Joint Proxy Statement"), (y) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the Parent Stock Issuance (the "Form S-4") and (z) such reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) such other filings and reports as may be required pursuant to the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and any other applicable state or federal securities, takeover and "blue sky" laws, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State as required by the DGCL and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.6    SEC Reports; Financial Statements.

          (a)   The Company has filed with or furnished to the SEC on a timely basis true and complete copies of all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by the Company since January 1, 2018 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the "Company SEC Documents"). As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as the case may be, including, in each case, the rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Company SEC Documents (i) have been prepared in a manner consistent with the books and records of the Company and its Subsidiaries, (ii) have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and (iv) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since January 1, 2018, the Company has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

          (c)   The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information relating to the Company, including its consolidated Subsidiaries, required to be disclosed in the Company's periodic and current reports under the Exchange Act, is made known to the Company's chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding required disclosures as required under the Exchange Act. The chief executive officer and chief financial officer of the company have evaluated the effectiveness of the Company's disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

          (d)   The Company and its Subsidiaries have established and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is sufficient to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of the Company's internal control over financial reporting prior to the date hereof, to the Company's auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of the Company's internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. A true, correct and complete summary of any such disclosures made by management to the Company's auditors and audit committee is set forth as Section 4.6(d) of the Company Disclosure Letter.

          (e)   Since January 1, 2018, (i) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company or any of its Subsidiaries.

          (f)    As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to the Company SEC Documents. To the knowledge of the Company, none of the Company SEC Documents is subject to ongoing review or outstanding SEC comment or investigation. The Company has furnished or made available to Assertio true, correct and complete copies of all written correspondence between the SEC, on the one hand, and the Company and any of its Subsidiaries, on the other hand, occurring since January 1, 2018 through the date of this Agreement.

          (g)   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company's or such Subsidiary's published financial statements or other Company SEC Documents.

          (h)   The Company is in compliance in all material respects with (i) the provisions of the Sarbanes-Oxley Act and (ii) the rules and regulations of the OTC Markets, in each case, that are applicable to the Company.

          (i)    No Subsidiary of the Company is required to file any form, report, schedule, statement or other document with the SEC.

        Section 4.7    No Undisclosed Liabilities.     Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, known or unknown, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP, except (a) to the extent specifically accrued or reserved against in the unaudited consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2018 included in the Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2019 (without giving effect to any amendment thereto filed on or after the date hereof), (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2018 that are not material to the Company and its Subsidiaries, taken as a whole, (c) are incurred in connection with the transactions contemplated by this Agreement or (d) which are not, in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

        Section 4.8    Certain Information.     None of the information supplied or to be supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, at the time of any amendment or supplement thereto and at the time it (or any post-effective amendment or supplement) becomes effective under the Securities

Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Joint Proxy Statement will not, at the time it is first mailed to the Company's stockholders, at the time of any amendments or supplements thereto and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the applicable provisions of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements included or incorporated by reference in the Form S-4 or the Joint Proxy Statement based on information supplied in writing by or on behalf of Parent, Assertio or Merger Sub specifically for inclusion or incorporation by reference therein.

        Section 4.9    Absence of Certain Changes or Events.     Since December 31, 2018 through the date of this Agreement: (a) except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their businesses only in the ordinary course consistent with past practice; (b) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; and (c) none of the Company or any of its Subsidiaries has taken any action, that if taken after the date of this Agreement, would constitute a breach of any covenants set forth in Section 6.1(a)(i), (iii), (vi), or (xii).

        Section 4.10    Litigation.     There is no legal, administrative, arbitral, or other proceeding, suit, action, investigation, arbitration, examination, claim, audit, hearing, charge, complaint, indictment, litigation, or examination (each, an "Action") pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any of their respective properties or assets, other than any Action that (a) does not involve an amount in controversy in excess of $500,000 or (b) and does not seek material injunctive or other material non-monetary relief. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any material outstanding Order. As of the date of this Agreement, there is no Action pending or, to the knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement. There are no internal investigations or internal inquiries that, since January 1, 2018, have been conducted or are being conducted by or at the direction of the Company Board (or any committee thereof) regarding any material accounting practices of the Company or any of its Subsidiaries. For the avoidance of doubt, this Section 4.10 shall not apply to Taxes or the Company Plans.

        Section 4.11    Compliance with Laws.     The Company and each of its Subsidiaries are and have been in compliance in all material respects with all Laws applicable to their businesses, operations, properties or assets. None of the Company or any of its Subsidiaries has received, since January 1, 2018, a notice or other written communication alleging or relating to a possible material violation of any Law applicable to their businesses, operations, properties or assets. The Company and each of its Subsidiaries have in effect all material permits, licenses, variances, exemptions, applications, approvals, authorizations, registrations, formulary listings, consents, operating certificates, franchises, orders and approvals (collectively, "Permits") of all Governmental Entities necessary for them to own, lease or operate their properties and assets and to carry on their businesses and operations as now conducted, and there has occurred no violation of, default (with or without notice or lapse of time or both) under or event giving to others any right of revocation, non-renewal, adverse modification or cancellation of, with or without notice or lapse of time or both, any such Permit, nor would any such revocation, non-renewal, adverse modification or cancellation result from the consummation of the transactions contemplated hereby.

        Section 4.12    Health Care Regulatory Matters.

          (a)   The Company and its Subsidiaries, and to the knowledge of the Company, each of their directors, officers, management employees, agents (while acting in such capacity), contract manufacturers, suppliers, and distributors are, and at all times prior hereto were, in material compliance with all health care laws to the extent applicable to the Company or any of its products or activities, including, but not limited to the following: the FDCA; the Public Health Service Act (42 U.S.C. § 201 et seq.); the Federal Trade Commission Act (15 U.S.C. § 41 et seq.); the Controlled Substances Act (21 U.S.C. § 801 et seq.); the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the civil False Claims Act (31 U.S.C. § 3729 et seq.); the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)); the Physician Payment Sunshine Act (42 U.S.C. §§ 1320a-7h et seq.); the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.); the exclusion laws (42 U.S.C. § 1320a-7); Medicare (Title XVIII of the Social Security Act); Medicaid (Title XIX of the Social Security Act); and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010 (42 U.S.C. § 18001 et seq.); any regulations promulgated pursuant to such laws; and other applicable state, federal or ex-U.S. laws or regulations governing the manufacturing, development, testing, labeling, advertising, marketing, or distribution of prescription drugs or the hiring of employees who have been excluded from government health care programs to the extent applicable to the Company or its Subsidiaries ("Health Care Laws"). To the knowledge of the Company, there are no facts or circumstances that reasonably would be expected to give rise to any material liability under any Health Care Laws.

          (b)   Neither the Company nor any of its Subsidiaries are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any government entity.

          (c)   All applications, notifications, submissions, information, claims, reports and statistical analyses, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Permit from the U.S. Food and Drug Administration ("FDA") or other Governmental Entity relating to products that are regulated as prescription drugs under Health Care Laws, including investigational drugs being researched, tested, stored, developed, labeled, manufactured, packed, marketed, sold and/or distributed by the Company or any of its Subsidiaries ("Products"), including, without limitation, investigational new drug applications, when submitted to the FDA or other Governmental Entity were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA or other Governmental Entity. Neither the Company nor any of its Subsidiaries have knowledge of any facts or circumstances that would be reasonably likely to lead the revocation, suspension, limitation, or cancellation of a Permit required under Health Care Laws or of any application for marketing approval currently pending before the FDA or such other Governmental Entity.

          (d)   All preclinical studies and clinical trials conducted by or, to the knowledge of the Company, on behalf of the Company or any of its Subsidiaries have been, and if still pending are being, conducted in material compliance with research protocols and all applicable Health Care Laws, including, but not limited to, the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, 314, 320. No clinical trial conducted by or on behalf of the Company or its Subsidiaries has been terminated or suspended prior to completion, and neither FDA or an institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of the Company or its Subsidiaries has placed a clinical hold order on, or otherwise terminated, delayed or suspended, such a clinical trial at a clinical research site based on an actual or alleged lack of safety or efficacy of any Product or a failure to conduct such clinical trial in compliance with applicable Health Care Laws.

          (e)   All manufacturing operations conducted by or, to the knowledge of the Company, for the benefit of the Company or its Subsidiaries have been and are being conducted in material compliance with all Permits under applicable Health Care Laws, all applicable provisions of the FDA's current good manufacturing practice regulations at 21 C.F.R. Parts 210-211, and all comparable foreign regulatory requirements of any Governmental Entity.

          (f)    Neither the Company nor any of its Subsidiaries have received any written or oral communication that relates to an alleged violation or non-compliance with any Health Care Laws, including any notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration, import detention or refusal, inspection observations, FDA Warning Letter or Untitled Letter, or any other enforcement action by a Governmental Entity relating to any Health Care Laws. To the knowledge of the Company, all Warning Letters, Form-483 observations, or comparable findings from other Governmental Entities listed in Section 4.12(f) of the Company Disclosure Letter have been resolved to the satisfaction of the applicable government entity.

          (g)   There have been no seizures, withdrawals, recalls, detentions, or suspensions of manufacturing or distribution relating to the Products required or requested by a Governmental Entity, or voluntary recalls, field notifications, field corrections, product removals, market withdrawals or replacements, "dear doctor" letters, safety alerts, or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Products ("Safety Notices"), and, to the knowledge of the Company, there are no facts or circumstances that reasonably would be expected to give rise to a Safety Notice. All Safety Notices listed in Section 4.12(g) of the Company Disclosure Letter have been resolved to the satisfaction of the applicable government entity.

          (h)   Except as set forth in Section 4.12(g) of the Company Disclosure Letter, there are no unresolved Safety Notices, or material product complaints with respect to the Products, and to the knowledge of the Company, there are no facts that would be reasonably likely to result in a material Safety Notice or complaint with respect to the Products or a termination or suspension of developing and testing of any of the Products.

          (i)    All reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any Governmental Entity by the Company and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, all such reports, documents, claims, permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

          (j)    Neither the Company, nor its Subsidiaries, nor, to the knowledge of the Company and its Subsidiaries, any officer, employee, agent, or distributor of the Company or any of its Subsidiaries has committed any act, made any statement or failed to make any statement that violates the Federal Healthcare Program Anti-Kickback Statute, 28 U.S.C. § 1320a-7b, the Federal False Claims Act, 31 U.S.C. § 3729, other Health Care Laws, or any other similar federal, state, or ex-U.S. law applicable in the jurisdictions in which the Products are sold or intended to be sold.

          (k)   Neither the Company nor its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent, or distributor of the Company or its Subsidiaries has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment or disqualification under applicable Law, including, without limitation,

  21 U.S.C. § 335a, or exclusion under 42 U.S.C. § 1320a-7, or any other statutory provision or similar law applicable in other jurisdictions in which the Products are sold or intended to be sold. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or distributor of the Company or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Health Care Law or program.

          (l)    To the knowledge of the Company, there have not been any certification made pursuant to Section 505(j)(2)(A)(vii)(III) or 505(j)(2)(A)(vii)(IV) of the FDCA with respect to one of the Company Products.

        Section 4.13    Benefit Plans.

          (a)   Section 4.13(a) of the Company Disclosure Letter contains a true and complete list of each material Company Plan. For purposes of this Agreement, "Company Plan" means each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA), "multiemployer plans" (within the meaning of ERISA section 3(37)), and all stock purchase, stock option, phantom stock or other equity-based plan, severance, employment, collective bargaining, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance, dependent care and all other employee benefit and compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, whether formal or informal, written or oral, legally binding or not, under which any current or former employee, director or consultant of the Company or its Subsidiaries (or any of their dependents) has any present or future right to compensation or benefits, in each case, that the Company or its Subsidiaries sponsors or maintains, is making contributions to or with respect to which has any present or future liability or obligation (contingent or otherwise). The Company has furnished or made available to Assertio a current, accurate and complete copy of each material Company Plan (including, without limitation, all Company Equity Plans and the forms of all award agreements evidencing outstanding Company Stock Awards), or if such Company Plan is not in written form, a written summary of all of the material terms of such Company Plan. With respect to each Company Plan, the Company has furnished or made available to Assertio a current, accurate and complete copy of, to the extent applicable: (i) any related trust agreement or other funding instrument, (ii) the most recent determination, opinion or advisory letter of the Internal Revenue Service (the "IRS"), (iii) the most recent summary plan description, summary of material modifications thereto, and other similar material written communications to the employees of the Company or its Subsidiaries concerning the extent of the benefits provided under a Company Plan, and (iv) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

          (b)   Neither the Company, its Subsidiaries or any member of their Controlled Group (defined as any organization which is a member of a controlled, affiliated or otherwise related group of entities within the meaning of Code Sections 414(b), (c), (m) or (o))(nor any predecessor of any such entity) sponsors, maintains, contributes to or is required to contribute to, or has in the past six (6) years sponsored, maintained, contributed to or been required to contribute to, or has any liability (contingent or otherwise), with respect to: (i) a "multiemployer plan" (within the meaning of ERISA section 3(37)), (ii) an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA ("Pension Plan") that is subject to Title IV of ERISA or Section 412 of the Code, (iii) a Pension Plan which is a "multiple employer plan" as defined in Section 413 of the Code, or (iv) a "funded welfare plan" within the meaning of Section 419 of the Code.

          (c)   With respect to the Company Plans:

              (i)  each Company Plan complies in all material respects with its terms and complies in all material respects in form and in operation with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

             (ii)  no reportable event (as defined in Section 4043 of ERISA), no prohibited transaction (as described in Section 406 of ERISA or Section 4975 of the Code) for which any liability remains outstanding, or no accumulated funding deficiency (as defined in Section 302 of ERISA and 412 of the Code), in each case, has occurred with respect to any Company Plan, and all material contributions required to be made under the terms of any Company Plan have been timely made;

            (iii)  each Company Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and nothing has occurred since the date of such letter that would reasonably be expected to cause the loss of the sponsor's ability to rely upon such letter, and nothing has occurred that would reasonably be expected to result in the loss of the qualified status of such Company Plan;

            (iv)  there is no Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the Pension Benefit Guaranty Corporation (the "PBGC"), the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of the Company, threatened, relating to the Company Plans, any fiduciaries thereof with respect to their duties to the Company Plans or the assets of any of the trusts under any of the Company Plans (other than routine claims for benefits);

             (v)  none of the Company or any of its Subsidiaries has outstanding any liability under ERISA, the Code or other applicable Laws in connection with the termination of, or withdrawal from, any Company Plan;

            (vi)  the Company and its Subsidiaries do not maintain any Company Plan that is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code) that has not been administered and operated in all material respects in compliance with the applicable requirements of Section 601, et seq. of ERISA and Section 4980B(b) of the Code;

           (vii)  none of the Company Plans currently provides, or reflects or represents any liability to provide post-termination or retiree welfare benefits to any individual for any reason, except as may be required by Section 601, et seq. of ERISA and Section 4980B(b) of the Code or other applicable similar law regarding health care coverage continuation (collectively "COBRA"), and none of the Company, its Subsidiaries or any members of their Controlled Group has any liability to provide post-termination or retiree medical, dental, vision or prescription drug benefits to any individual, except to the extent required by statute or except with respect to a contractual obligation to reimburse any premiums such person may pay in order to obtain health coverage under COBRA;

          (viii)  each Company Plan is subject exclusively to United States Law; and

            (ix)  the execution and delivery of this Agreement and the consummation of the Merger will not, either alone or in combination with any other event, (A) entitle any current or former employee, officer, director or consultant of the Company or any Subsidiary to severance pay, unemployment compensation or any other similar termination payment, or (B) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due any such employee, officer, director or consultant.

          (d)   There is no agreement, plan or other arrangement to which any of the Company or any Subsidiary is a party or by which any of them is otherwise bound to compensate any person in respect of taxes or other liabilities incurred with respect to Section 409A or 4999 of the Code.

          (e)   Each Company Plan that constitutes in any part a "nonqualified deferred compensation plan" within the meaning of Section 409A(d)(1) of the Code (a "Nonqualified Deferred Compensation Plan") subject to Section 409A of the Code has been operated and maintained since January 1, 2005 in compliance in all material respects with Section 409A of the Code and the regulations and other administrative guidance promulgated thereunder (the "409A Authorities"). No Company Plan that would be a Nonqualified Deferred Compensation Plan subject to Section 409A of the Code but for the effective date provisions that are applicable to Section 409A of the Code, as set forth in Section 885(d) of the American Jobs Creation Act of 2004, as amended (the "AJCA"), has been "materially modified" within the meaning of Section 885(d)(2)(B) of the AJCA after October 3, 2004, based upon a good faith reasonable interpretation of the AJCA and the 409A Authorities and has not been operated in compliance with the 409A Authorities after such material modification. No current or former director, officer, employee, contractor or consultant of the Company or any of its Subsidiaries is entitled to any gross-up, make-whole or other additional payment from the Company or any of its Subsidiaries in respect of any Tax (including Taxes imposed under Section 409A of the Code) or interest or penalty related thereto.

          (f)    Each Company Option intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies and the exercise price of each other Company Option is no less than the fair market value of a share of Company Common Stock as determined on the date of grant of such Company Option.

        Section 4.14    Labor Matters.

          (a)   The Company and its Subsidiaries are and at all times during the past four (4) years have been in compliance in all material respects with all applicable Laws relating to labor and employment, including those relating to wages, hours, collective bargaining, unemployment compensation, workers compensation, equal employment opportunity, age and disability discrimination, immigration control, employee classification, information privacy and security, payment and withholding of taxes and continuation coverage with respect to group health plans. During the preceding three years, there has not been, and as of the date of this Agreement there is not pending or, to the knowledge of the Company, threatened, any labor dispute, work stoppage, labor strike or lockout against the Company or any of its Subsidiaries by employees.

          (b)   Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by an effective or pending collective bargaining agreement or similar labor agreement, and no employee of the Company or any of its Subsidiaries is covered by any such agreement. To the knowledge of the Company, there has not been any activity on behalf of any labor union, labor organization or similar employee group to organize any employees of the Company or any of its Subsidiaries. There are no (i) unfair labor practice charges or complaints against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any other labor relations tribunal or authority, (ii) representation claims or petitions or demands for recognition pending before the National Labor Relations Board or any other labor relations tribunal or authority, or (iii) grievances or pending arbitration proceedings against the Company or any of its Subsidiaries that arose out of or under any collective bargaining agreement and to the knowledge of the Company, no such charges, complaints, claims, petitions, demands, arbitrations or grievances are threatened.

          (c)   To the knowledge of the Company, no current employee or officer of the Company or any of its Subsidiaries intends, or is expected, to terminate his employment relationship with such entity following the consummation of the transactions contemplated hereby.

          (d)   During the preceding four (4) years, (i) neither the Company nor any Subsidiary has effectuated a "plant closing" (as defined in the Worker Adjustment Retraining and Notification Act of 1988, as amended (the "WARN Act")) affecting any site of employment or one or more facilities or operating units within any site of employment or facility, (ii) there has not occurred a "mass layoff" (as defined in the WARN Act) in connection with the Company or any Subsidiary affecting any site of employment or one or more facilities or operating units within any site of employment or facility and (iii) neither the Company nor any Subsidiary has engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law. Each person employed by the Company or any Subsidiary is properly classified as exempt or non-exempt in accordance with applicable overtime laws, and no person treated as an independent contractor or consultant by the Company or any Subsidiary should have been properly classified as an employee under applicable law.

          (e)   Except as set forth on Section 4.14(e) of the Company Disclosure Letter, there are no Actions against the Company or any of its Subsidiaries pending, or to the Company's knowledge, threatened to be brought or filed, in connection with the employment or engagement of any current or former employee, officer, consultant or other service provider of the Company, including, without limitation, any claim relating to employment discrimination, harassment, retaliation, equal pay, employment classification or any other employment related matter arising under applicable Laws, except where such action would not, individually or in the aggregate, result in the Company incurring a material liability.

          (f)    Except as set forth on Section 4.14(f) of the Company Disclosure Letter or with respect to any Company Plan (which subject is addressed in Section 4.13 above), the execution of this Agreement and the consummation of the transactions set forth in or contemplated by this Agreement will not result in any breach or violation of, or cause any payment to be made under, any applicable Laws respecting labor and employment or any collective bargaining agreement to which the Company or any of its Subsidiaries is a party.

          (g)   During the preceding four (4) years, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made, initiated, filed or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective current or former directors, officers or senior level management employees, (ii) to the knowledge of the Company, no incidents of any workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) neither the Company nor any of its Subsidiaries have entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of their directors, officers or employees described in clause (i) hereof or any independent contractor.

        Section 4.15    Environmental Matters.

          (a)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries have conducted their respective businesses in compliance with all, and have not violated any, applicable Environmental Laws; (ii) the Company and its Subsidiaries have obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by the Company or any of its Subsidiaries or any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of the Company or any of its Subsidiaries under applicable Environmental Laws;

  (iv) neither the Company nor any of its Subsidiaries has received any claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that the Company or any of its Subsidiaries is in violation of, or liable under, any Environmental Law; (v) no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by the Company or any of its Subsidiaries or as a result of any operations or activities of the Company or any of its Subsidiaries at any location and, to the knowledge of the Company, Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to the Company or any of its Subsidiaries under any Environmental Law; and (vi) neither the Company, its Subsidiaries nor any of their respective properties or facilities are subject to, or are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

          (b)   As used in this Agreement, "Environmental Law" means any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface and subsurface soils and strata, wetlands, plant and animal life or any other natural resource) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.

          (c)   As used in this Agreement, "Hazardous Substance" means any substance listed, defined, designated, classified or regulated as a waste, pollutant or contaminant or as hazardous, toxic, radioactive or dangerous or any other term of similar import under any Environmental Law, including but not limited to petroleum.

        Section 4.16    Taxes.

          (a)   The Company and each of its Subsidiaries have timely (i) filed all material Tax Returns required to be filed by any of them and all material Tax Returns filed by, or on behalf of, the Company and its Subsidiaries are true, accurate and complete in all material respects; and (ii) paid in full (or caused to be timely paid in full) all material Taxes that are required to be paid by or with respect to them, whether or not such Taxes were shown as due on such Tax Returns.

          (b)   All material Taxes not yet due and payable by the Company and its Subsidiaries as of the date of the latest Company SEC Documents have been, in all respects, properly accrued in accordance with GAAP on the most recent financial statements contained in the Company SEC Documents, and such financial statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes accrued but unpaid by the Company and its Subsidiaries through the date of such financial statements. Since the date of such financial statements, the Company and each of its Subsidiaries have not incurred, individually or in the aggregate, any liability for material Taxes outside the ordinary course of business consistent with past practice.

          (c)   Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any amount of Tax, in each case that has not since expired.

          (d)   No audits or other investigations, proceedings, claims, assessments or examinations by any Governmental Entity (each, a "Tax Action") with respect to material Taxes or any material Tax

  Return of the Company or any of its Subsidiaries are presently in progress or have been asserted, threatened or proposed in writing. No deficiencies or claims for material Taxes have been claimed, proposed, assessed or asserted in writing against the Company or any of its Subsidiaries by a Governmental Authority, other than any such claim, proposal, assessment or assertion that has been satisfied by payment in full, settled or withdrawn.

          (e)   The Company and each of its Subsidiaries have timely withheld all material Taxes required to have been withheld from payments made (or deemed made) to its employees, independent contractors, creditors, shareholders and other third parties and, to the extent required, such Taxes have been timely paid to the relevant Governmental Entity.

          (f)    Neither the Company nor any of its Subsidiaries has engaged in a "listed transaction" as set forth in Treasury Regulation § 1.6011-4(b)(2).

          (g)   Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; (ii) is or has been a member of a group (other than a group the common parent of which is the Company or one of the Company's Subsidiaries) filing a consolidated, combined, affiliated, unitary or similar income Tax Return; (iii) has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States Law) as a transferee or successor, or otherwise by operation of Law; or (iv) is or has been treated as a resident for any income Tax purpose, or as subject to Tax by virtue of having a permanent establishment, an office or fixed place of business, in any country other than the country in which it was or is organized.

          (h)   No private letter rulings, technical advice memoranda, or similar agreements or rulings have been requested, entered into or issued by any taxing authority with respect to the Company or any of its Subsidiaries which rulings remain in effect.

          (i)    Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in, or use of improper, method of accounting requested or initiated on or prior to the Closing Date, (ii) a "closing agreement" as described in Section 7121 of the Code (or any similar provision of Law) executed on or prior to the Closing Date, (iii) an installment sale or open transaction disposition made on or prior to the Closing Date, (iv) any prepaid amount received or deferred revenue accrued on or prior to the Closing Date, (v) an election under Section 108(i) of the Code (or any similar provision of Law), or (vi) Section 965 of the Code.

          (j)    There are no liens for Taxes upon any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

          (k)   None of the Company or any of its Subsidiaries has distributed stock of another Person or has had its stock distributed by another Person in the two year period ending prior to the Closing, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

          (l)    The Company and each of its Subsidiaries have conducted all intercompany transactions, and maintained all related documentation, in compliance with Section 482 of the Code (or any similar provision of applicable Law).

          (m)  No claim has been made in writing by any Governmental Entity in a jurisdiction where neither the Company nor any of its Subsidiaries currently files or has filed a Tax Return that the Company or any of its Subsidiaries is or may be subject to taxation by such jurisdiction.

          (n)   The Company and its Subsidiaries have not filed any federal or state income tax returns for any tax year ending during (or including any day during) the 2019 calendar year that does not contain an election out of the provisions of Section 382(l)(5) of the Code (or comparable provisions of state, local, or foreign law) with respect to any ownership change that occurred during such year for purposes of Section 382 of the Code.

          (o)   Neither the Company nor any of its Subsidiaries knows of any fact, agreement, plan or other circumstance that could reasonably be expected to cause the Assertio Reorganization (together with Assertio Merger LLC) and the Merger (together with the Company LLC Merger) to qualify as neither a "reorganization" within the meaning of Section 368(a) of the Code nor transactions governed by Section 351 of the Code.

        For purposes of this Section 4.16, where the context permits, each reference to the Company and its Subsidiaries shall include a reference to any person for whose Taxes the Company or its Subsidiaries are liable under applicable Law.

        Section 4.17    Contracts.

          (a)   Except for the Company Plans and except as set forth in the Company SEC Documents publicly available prior to the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or is bound by any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) (all such material contracts, "Material Contracts").

          (b)   (i) Each Material Contract is valid and binding on the Company and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms; (ii) the Company and each of its Subsidiaries, and, to the knowledge of the Company, each other party thereto, has performed all material obligations required to be performed by it under each Material Contract; and (iii) there is no material default under any Material Contract by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a material default on the part of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto under any such Material Contract, nor has the Company or any of its Subsidiaries received any notice of any such material default, event or condition. The Company has furnished or made available to Assertio true and complete copies of all Material Contracts, including all amendments thereto.

        Section 4.18    Insurance.     The Company and each of its Subsidiaries is covered by valid and currently effective insurance policies issued in favor of the Company or one or more of its Subsidiaries that are customary and adequate for companies of similar size in the industries and locations in which the Company operates. Section 4.18 of the Company Disclosure Letter sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favor of the Company or any of its Subsidiaries, or pursuant to which the Company or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any historic incurrence-based policies still in force. With respect to each such insurance policy, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) neither the Company nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy and (c) to the knowledge of the Company, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation. No notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby. This Section 4.18 shall not apply to insurance relative to any Company Plan.

        Section 4.19    Properties.

          (a)   The Company or one of its Subsidiaries has good and valid title to, or in the case of leased property and leased tangible assets, a valid leasehold interest in, all of its real properties and tangible assets that are necessary for the Company and its Subsidiaries to conduct their respective businesses as currently conducted, free and clear of all Liens other than Permitted Liens of the Company and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the tangible personal property currently used in the operation of the business of the Company and its Subsidiaries is in good working order (reasonable wear and tear excepted).

          (b)   Each of the Company and its Subsidiaries has complied with the terms of all real property leases to which it is a party, and all such leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (c)   Section 4.19(c) of the Company Disclosure Letter sets forth a true and complete list of (i) all real property owned by the Company or any of its Subsidiaries and (ii) all real property leased for the benefit of the Company or any of its Subsidiaries pursuant to a Contract providing for annual aggregate rent in excess of $25,000.

        This Section 4.19 does not relate to intellectual property, which is the subject of Section 4.20.

        Section 4.20    Intellectual Property.

          (a)   Section 4.20(a) of the Company Disclosure Letter sets forth a true and complete list of all (i) patents and patent applications; (ii) trademark registrations and applications; and (iii) copyright registrations and applications, in each case owned or purported to be owned by the Company or any of its Subsidiaries (collectively, "Company Registered IP") and a true and complete list of all domain names owned or purported to be owned by the Company or any of its Subsidiaries. (i) All of the Company Registered IP is subsisting and, in the case of any Company Registered IP that is registered or issued and to the knowledge of the Company, valid and enforceable, (ii) no Company Registered IP is involved in any interference, reissue, derivation, reexamination, opposition, cancellation or similar proceeding and, to the knowledge of the Company, no such action is threatened with respect to any of the Company Registered IP and (iii) the Company or its Subsidiaries own exclusively, free and clear of any and all Liens (other than Permitted Liens of the Company and its Subsidiaries), all Company Owned IP, including all Intellectual Property created on behalf of the Company or its Subsidiaries by employees or independent contractors.

          (b)   The Company and its Subsidiaries have taken commercially reasonable measures to maintain the confidentiality of all information that constitutes or constituted a material Trade Secret of the Company or its Subsidiaries, including requiring all Persons having access thereto to execute written non-disclosure agreements or other binding obligations to maintain confidentiality of such information.

          (c)   (i) To the knowledge of the Company, the conduct of the businesses of the Company and its Subsidiaries has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any Intellectual Property of any Person, (ii) in the prior three (3) years, neither the Company nor any of its Subsidiaries has received any written notice or claim asserting or suggesting that any such infringement, misappropriation, or dilution is or may be occurring or has or may have occurred and (iii) to the knowledge of the Company, no Person is infringing, misappropriating, or diluting in any material respect any Company Owned IP. Except as set forth on Section 4.20(c) of the Company Disclosure Letter, to the Company's knowledge, no Abbreviated New Drug Application referencing any Product of Company or any of its Subsidiaries has been submitted to the FDA.

          (d)   (i) The Company and its Subsidiaries have taken commercially reasonable steps to protect the confidentiality and security of the computer and information technology systems used by the Company and its Subsidiaries (the "IT Systems") and the information and transactions stored or contained therein or transmitted thereby, (ii) to the knowledge of the Company, during the past two (2) years, there has been no unauthorized or improper use, loss, access, transmittal, modification or corruption of any such information or data and (iii) during the past two (2) years, there have been no material failures, crashes, viruses, security breaches (including any unauthorized access to any personally identifiable information), affecting the IT Systems.

          (e)   (i) To the knowledge of the Company, the Company and its Subsidiaries have at all times complied in all material respects with all applicable Laws relating to privacy, data protection, and the collection, retention, protection, and use of information that alone or in combination with other information can be used to identify an individual ("Personal Information") collected, used, or held for use by the Company or its Subsidiaries (collectively, "Privacy Laws"), (ii) during the past two (2) years, no claims have been asserted or, to the knowledge of the Company, threatened in writing against the Company alleging a violation of any Person's privacy or Personal Information, (iii) neither this Agreement nor the consummation of the transactions contemplated hereby will breach or otherwise violate any Privacy Laws and (iv) the Company and its Subsidiaries have taken commercially reasonable steps to protect the Personal Information collected, used or held for use by the Company or its subsidiaries against loss and unauthorized access, use, modification, disclosure or other misuse.

          (f)    To the knowledge of the Company, no government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Company Owned IP, or to the knowledge of the Company, exclusively licensed to the Company, and no Governmental Entity, university, college, other educational institution or research center has, to the knowledge of the Company, any claim or right in or to such Intellectual Property.

          (g)   Except as set forth on Section 4.20(g) of the Company Disclosure Letter, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the loss of, or give rise to any right of any third party to terminate or modify any of the Company's or any Subsidiaries' rights or obligations under any agreement under which the Company or any of its Subsidiaries grants to any Person, or any Person grants to the Company or any of its Subsidiaries, a license or right under or with respect to any Intellectual Property that is material to any of the businesses of the Company or any of its Subsidiaries.

        Section 4.21    State Takeover Statutes.     Assuming the accuracy of the representations and warranties of Parent, Assertio and Merger Sub in Section 5.26, the Company Board has taken and will take all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL with respect to the Company are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the timely consummation of the Merger and the other transactions contemplated hereby and will not restrict, impair or delay the ability of Parent or Merger Sub, after the Effective Time, to vote or otherwise exercise all rights as a stockholder of the Company. No other "moratorium," "fair price," "business combination," "control share acquisition" or similar provision of any state anti-takeover Law (collectively, "Takeover Laws") or any similar anti-takeover provision in the Company Charter or Company Bylaws applicable to the Company is, or at the Effective Time will be, applicable to this Agreement, the Merger or any of the other transactions contemplated hereby.

        Section 4.22    No Rights Plan; No Standstill Agreements.     There is no stockholder rights plan, "poison pill" anti-takeover plan or other similar device in effect to which the Company is a party or is otherwise bound. The Company is not party to any standstill agreement (or other agreement containing standstill provisions) with any third Person.

        Section 4.23    Related Party Transactions.     Since January 1, 2017 through the date of this Agreement, except with respect to Company Plans, there have been no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and the Affiliates of the Company, on the other hand (other than the Company's Subsidiaries) that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and that have not been so disclosed in the Company SEC Documents.

        Section 4.24    Certain Payments.     Neither the Company nor any of its Subsidiaries (nor, to the knowledge of the Company, any of their respective directors, executives, representatives, agents or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

        Section 4.25    Brokers.     No broker, investment banker, financial advisor or other Person, other than MTS Securities, LLC, the fees and expenses of which will be paid by the Company or, following the Effective Time, Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates. The Company has furnished to Parent a true and complete copy of any Contract between the Company and MTS Securities, LLC pursuant to which MTS Securities, LLC could be entitled to any payment from the Company of any of its Subsidiaries relating to the transactions contemplated hereby. Section 4.25 of the Company Disclosure Letter sets forth the Company's reasonable estimate, prepared in good faith as of the date of this Agreement, of all financial advisory, legal and accounting fees and expenses incurred or payable by the Company in connection with the transactions contemplated hereby.

        Section 4.26    Opinion of Financial Advisor.     The Company has received the opinion of MTS Securities, LLC, dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the qualifications, limitations, assumptions and other matters set forth therein, the Exchange Ratio is fair, from a financial point of view, to the holders of shares of Company Common Stock, a signed true and complete copy of which opinion has been or will promptly be provided to Assertio.

        Section 4.27    No Other Representations and Warranties.     Except for the representations and warranties contained in Article V, the Company acknowledges and agrees that none of Parent, Assertio, Merger Sub or any other Person on behalf of Parent, Assertio or Merger Sub makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of Parent, its Subsidiaries or any other Person on behalf of Parent, Assertio or Merger Sub makes any representation or warranty with respect to any projections or forecasts delivered or made available to the Company or any of its Subsidiaries or Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of Assertio and the Subsidiaries of Assertio (including any such projections or forecasts made available to the Company or its Subsidiaries and Representatives in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement), and the Company has not relied on any such information or any representation or warranty not set forth in Article V.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT, ASSERTIO AND MERGER SUB

        Except (a) as disclosed in the Assertio SEC Documents at least three (3) Business Days prior to the date of this Agreement and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements," "Quantitative and Qualitative Disclosures About Market Risk," and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the corresponding section or subsection of the disclosure letter delivered by Assertio to the Company immediately prior to the execution of this Agreement (the "Assertio Disclosure Letter")(it being agreed that the disclosure of any information in a particular section or subsection of the Assertio Disclosure Letter shall be deemed disclosure of such information with respect to any other section or subsection of this Agreement to which the relevance of such information is readily apparent on its face), each of Parent, Assertio and the Merger Sub represent and warrant to the Company as follows:

        Section 5.1    Organization, Standing and Power.

          (a)   Each of Parent, Assertio and Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect. For purposes of this Agreement, "Assertio Material Adverse Effect" means (x) any event, change, circumstance, occurrence, effect or state of facts that (A) is or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, condition (financial or otherwise), or results of operations of the Parent, Assertio, Merger Sub and their respective Subsidiaries, taken as a whole or (B) materially impairs the ability of Parent, Assertio or Merger Sub to consummate the Merger or any of the other transactions contemplated by this Agreement; provided, however, that in the case of clause (A) only, Assertio Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from (1) changes or conditions generally affecting the industries in which Assertio and its Subsidiaries operate, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of war or acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus), (3) changes in applicable Law or GAAP, or the interpretation or enforcement thereof after the date of this Agreement, (4) the public announcement of this Agreement or the pendency of this Agreement, (5) any failure, in and of itself, by Assertio to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, an Assertio Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); (6) any change, in and of itself, in the market price or trading volume of Assertio's or Parent's securities or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, an Assertio Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); or (7) any specific action taken (or omitted to be taken) by Parent, Assertio, Merger Sub and their respective Subsidiaries at or with the express written direction or written consent of the Company; provided, that, with respect to clauses (1), (2) and (3), the impact of such event, change, circumstance, occurrence, effect or state of facts is not disproportionately adverse to Parent, Assertio, Merger Sub and their respective Subsidiaries, taken as a whole, as compared to other participants in the industries in which Assertio and its Subsidiaries operate.

          (b)   Assertio has previously made available to the Company true and complete copies of the Certificate of Incorporation and Bylaws of each of Parent, Assertio and Merger Sub, and the Certificate of Incorporation and Bylaws (or comparable organizational documents) of each other Subsidiary of Assertio, in each case, as amended to the date of this Agreement, and each as so delivered is in full force and effect. None of Parent, Assertio or Merger Sub is in violation of any provision of its respective Certificate of Incorporation or Bylaws.

        Section 5.2    Capital Stock.

          (a)   The authorized capital stock of Assertio consists of 200,000,000 shares of Assertio Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share (the "Assertio Preferred Stock"). As of the close of business on the Measurement Date, (i) 81,297,406 shares of Assertio Common Stock (excluding treasury shares) were issued and outstanding, (ii) no shares of Assertio Common Stock were held by Assertio in its treasury, (iii) no shares of Assertio Preferred Stock were issued and outstanding and no shares of Assertio Preferred Stock were held by Parent in its treasury, (iv) 2,755,026 shares of Assertio Common Stock were reserved for issuance pursuant to Assertio's 2014 Omnibus Incentive Plan (of which 1,171,257 shares were subject to outstanding options to purchase shares of Assertio Common Stock (the "Assertio Options")) and pursuant to Assertio's 2004 Equity Incentive Plan (of which 345,036 shares were subject to Assertio Options), (v) 2,209,371 shares of Assertio Common Stock were reserved for issuance upon conversion of Assertio's Convertible Senior Notes due 2021 and 11,161,433.10 shares of Assertio Common Stock were reserved for issuance upon conversion of Assertio's Convertible Senior Notes due 2024. Except as set forth above in this Section 5.2(a), neither Assertio nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other obligations having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) with the stockholders of Assertio or such Subsidiary on any matter. Except as set forth above in this Section 5.2(a) and except for changes since the close of business on the Measurement Date resulting from the exercise of any options as described above, as of the Measurement Date, there are no outstanding (A) shares of capital stock or other voting securities or equity interests of Assertio, (B) securities of Assertio or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock of Assertio or other voting securities or equity interests of Assertio or its Subsidiaries, (C) stock appreciation rights, "phantom" stock rights, performance units, interests in or rights to the ownership or earnings of Assertio or its Subsidiaries or other equity equivalent or equity-based awards or rights, (D) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from Assertio or any of its Subsidiaries, or obligations of Assertio or any of its Subsidiaries to issue, any shares of capital stock of Assertio or any of its Subsidiaries, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or other voting securities or equity interests of Assertio or its Subsidiaries or rights or interests described in the preceding clause (C) or (E) obligations of Assertio or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities.

          (b)   The authorized capital stock of Merger Sub consists of 10,000 shares of common stock, par value $0.0001 per share, of which 10,000 shares are issued and outstanding, all of which shares are beneficially owned by Parent.

          (c)   The authorized capital stock of Parent consists of 200,000,000 shares of Parent Common Stock of which 10,000 shares are issued and outstanding, all of which shares are beneficially owned by Assertio. The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights.

        Section 5.3    Subsidiaries.     Section 5.3 of the Assertio Disclosure Letter sets forth a true and complete list of each Subsidiary of Assertio, including its jurisdiction of incorporation or formation. Each of Assertio's Subsidiaries (i) is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of clause (iii), where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect. All outstanding shares of capital stock and other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by Assertio, free and clear of all Liens other than Permitted Liens of Assertio and its Subsidiaries. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Assertio does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

        Section 5.4    Authority.

          (a)   Each of Parent, Assertio and Merger Sub has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, including the Parent Stock Issuance. The execution, delivery and performance of this Agreement by Parent, Assertio and Merger Sub and the consummation by Parent, Assertio and Merger Sub of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent, Assertio and Merger Sub and no other corporate proceedings on the part of Parent, Assertio or Merger Sub are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to (i) the approval of this Agreement and the other transactions contemplated thereby, including the Parent Stock Issuance, by the affirmative vote of the majority of the total votes cast to approve the issuance of the Merger Consideration (the "Assertio Stockholder Approval") and

  (ii) the approval of this Agreement by Parent as the sole stockholder of Merger Sub. This Agreement has been duly executed and delivered by Parent, Assertio and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Parent, Assertio and Merger Sub, enforceable against each of Parent, Assertio and Merger Sub in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors' rights generally or by general principles of equity).

          (b)   The Assertio Board, at a meeting duly called and held at which all directors of Assertio were present, duly adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Assertio and its stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of Assertio for adoption and (iv) resolving to recommend that the stockholders of Assertio vote in favor of the adoption of this Agreement and the transactions contemplated thereby, including the Merger and the Parent Stock Issuance, which resolutions have as of the date hereof not been subsequently rescinded, modified or withdrawn in any way.

          (c)   The Board of Directors of Parent, at a meeting duly called and held at which all directors of Parent were present, duly adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Parent and its stockholders and (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, which resolutions have as of the date hereof not been subsequently rescinded, modified or withdrawn in any way.

          (d)   The Assertio Stockholder Approval is the only vote of the holders of any class or series of Assertio's capital stock or other securities required in connection with the consummation of the Merger and the other transactions contemplated hereby, including the Parent Stock Issuance.

        Section 5.5    No Conflict; Consents and Approvals.

          (a)   The execution, delivery and performance of this Agreement by each of Parent, Assertio and Merger Sub does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by each of Parent, Assertio and Merger Sub with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties, assets or rights of Parent, Assertio or Merger Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Certificate of Incorporation or Bylaws of Parent, Assertio or Merger Sub, (ii) any material Contract to which Parent, Assertio or Merger Sub is a party by which Parent, Assertio, Merger Sub or any of their respective properties or assets may be bound or (iii) subject to the governmental filings and other matters referred to in Section 4.4, any material Law or any rule or regulation of Nasdaq applicable to Parent, Assertio or Merger Sub or by which Parent, Assertio, Merger Sub or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect.

          (b)   No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any Governmental Entity is required by or with respect to Parent, Assertio or Merger Sub in connection with the execution, delivery and performance of this Agreement by Parent, Assertio, Merger Sub or the consummation by Parent, Assertio, Merger Sub of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) the filing with the SEC of (x) a proxy statement relating to the Assertio Stockholders Meeting, (y) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of shares of Parent Common Stock in the Merger (the "Form S-4") and (z) such reports under Section 13(a) or 15(d) of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) such other filings and reports as may be required pursuant to the applicable requirements of the Securities Act, the Exchange Act and any other applicable state or federal securities, takeover and "blue sky" laws, (iii) the filing of a Certificate of Merger in connection with the Assertio Reorganization with the Delaware Secretary of State as required by the DGCL, (iv) any filings and approvals required under the rules and regulations of Nasdaq to permit the shares of Parent Common Stock that are to be issued in the Merger to be listed on Nasdaq and (v) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have an Assertio Material Adverse Effect.

        Section 5.6    SEC Reports; Financial Statements.

          (a)   Assertio has filed with or furnished to the SEC on a timely basis true and complete copies of all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by Assertio since January 1, 2018 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the "Assertio SEC Documents"). As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Assertio SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, including, in each case, the rules and regulations promulgated thereunder, and none of the Assertio SEC Documents at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Assertio SEC Documents (i) have been prepared in a manner consistent with the books and records of Assertio and its Subsidiaries, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and (iv) fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since January 1, 2018, Assertio has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of Assertio and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

          (c)   Assertio has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information relating to Assertio, including its consolidated Subsidiaries, required to be disclosed in Assertio's periodic and current reports under the Exchange Act, is made known to Assertio's chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding required disclosures as required under the Exchange Act. The chief executive officer and chief financial officer of Assertio have evaluated the effectiveness of Assertio's disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Assertio SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation.

          (d)   Assertio and its Subsidiaries have established and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is sufficient to provide reasonable assurance regarding the reliability of Assertio's financial reporting and the preparation of Assertio's financial statements for external purposes in accordance with GAAP. Assertio has disclosed, based on its most recent evaluation of Assertio's internal control over financial reporting prior to the date hereof, to Assertio's auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of Assertio's internal control over financial reporting which are reasonably likely to adversely affect Assertio's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Assertio's internal control over financial reporting. A true, correct and complete summary of any such disclosures made by management to Assertio's auditors and audit committee is set forth as Section 5.5(d) of the Assertio Disclosure Letter.

          (e)   Since January 1, 2018, (i) neither Assertio nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of Assertio or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Assertio or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Assertio or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing Assertio or any of its Subsidiaries, whether or not employed by Assertio or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by Assertio or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Assertio Board or any committee thereof or to any director or officer of Assertio or any of its Subsidiaries.

          (f)    As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to the Assertio SEC Documents. To the knowledge of Assertio, none of the Assertio SEC Documents is subject to ongoing review or outstanding SEC comment or investigation.

          (g)   Neither Assertio nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among Assertio and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off balance sheet arrangements" (as defined in Item 303(a) of Regulation S K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Assertio or any of its Subsidiaries in Assertio's or such Subsidiary's published financial statements or other Assertio SEC Documents.

          (h)   Assertio is in compliance in all material respects with (i) the provisions of the Sarbanes-Oxley Act and (ii) the rules and regulations of Nasdaq, in each case, that are applicable to Assertio.

          (i)    No Subsidiary of Assertio is required to file any form, report, schedule, statement or other document with the SEC.

        Section 5.7    No Undisclosed Liabilities.     Neither Assertio nor any of its Subsidiaries has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, known or unknown, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP, except (a) to the extent specifically accrued or reserved against in the audited consolidated balance sheet of Assertio and its Subsidiaries as at December 31, 2019 included in the Annual Report on Form 10-K filed by Assertio with the SEC on March 10, 2020 (without giving effect to any amendment thereto filed on or after the date hereof), (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2019 that are not material to Assertio and its Subsidiaries, taken as a whole, (c) are incurred in connection with the transactions contemplated by this Agreement or (d) which are not, in the aggregate, material to Assertio and its Subsidiaries, taken as a whole.

        Section 5.8    Certain Information.     The Joint Proxy Statement will not at the time it is first mailed to Assertio's stockholders, at the time of any amendments or supplements thereto and at the time of the Assertio Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Form S-4 will not, at the time the Form S-4 is filed with the SEC, at the time of any amendment or supplement thereto and at the time it (or any post-effective amendment or supplement) becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Form S-4 will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Notwithstanding the foregoing, none of Parent, Assertio or Merger Sub makes any representation or warranty with respect to statements included or incorporated by reference in the Form S-4 or the Joint Proxy Statement based on information supplied in writing by or on behalf of the Company specifically for inclusion or incorporation by reference therein.

        Section 5.9    Absence of Certain Changes or Events.     Since December 31, 2019 through the date of this Agreement: (a) except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, Assertio and its Subsidiaries have conducted their businesses only in the ordinary course consistent with past practice; (b) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have an Assertio Material Adverse Effect; and (c) none of Assertio or any of its Subsidiaries has taken any action, that if taken after the date of this Agreement, would constitute a breach of any covenants set forth in Section 6.1(b)(i), (iii), (vi), or (xii).

        Section 5.10    Litigation.     There is no Action pending or, to the knowledge of Assertio, threatened against Assertio or any of its Subsidiaries, or any of their respective properties or assets other than any Action that (a) does not involve an amount in controversy in excess of $500,000 and (b) seeks material injunctive or other material non-monetary relief. None of Assertio, Parent, any of their respective Subsidiaries or any of their respective properties or assets is subject to any material outstanding Order. As of the date of this Agreement, there is no Action pending or, to the knowledge of Assertio, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement. There are no internal investigations or internal inquiries that, since January 1, 2018, have been conducted or are being conducted by or at the direction of the Assertio Board (or any committee thereof) regarding any material accounting practices of Assertio or any of its Subsidiaries. For the avoidance of doubt, this Section 5.10 shall not apply to Taxes or the Assertio Plans.

        Section 5.11    Compliance with Laws.     Assertio and each of its Subsidiaries are and have been in compliance in all material respects with all Laws applicable to their businesses, operations, properties or assets. None of Assertio or any of its Subsidiaries has received, since January 1, 2018, a notice or other written communication alleging or relating to a possible material violation of any Law applicable to their businesses, operations, properties or assets. Assertio and each of its Subsidiaries have in effect all material Permits of all Governmental Entities necessary for them to own, lease or operate their properties and assets and to carry on their businesses and operations as now conducted, and there has occurred no violation of, default (with or without notice or lapse of time or both) under or event giving to others any right of revocation, non-renewal, adverse modification or cancellation of, with or without notice or lapse of time or both, any such Permit, nor would any such revocation, non-renewal, adverse modification or cancellation result from the consummation of the transactions contemplated hereby.

        Section 5.12    Health Care Regulatory Matters.

          (a)   Assertio and its Subsidiaries, and to the knowledge of Assertio, each of their directors, officers, management employees, agents (while acting in such capacity), contract manufacturers, suppliers, and distributors are, and at all times prior hereto were, in material compliance with all Health Care Laws to the extent applicable to Assertio or any of its products or activities. To the knowledge of Assertio, there are no facts or circumstances that reasonably would be expected to give rise to any material liability under any Health Care Laws.

          (b)   Neither Assertio nor any of its Subsidiaries are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any government entity.

          (c)   All applications, notifications, submissions, information, claims, reports and statistical analyses, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Permit from the FDA or other Governmental Entity relating to Products, including, without limitation, investigational new drug applications, when submitted to the FDA or other Governmental Entity were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA or other Governmental Entity. Neither Assertio nor any of its Subsidiaries have knowledge of any facts or circumstances that would be reasonably likely to lead the revocation, suspension, limitation, or cancellation of a Permit required under Health Care Laws or of any application for marketing approval currently pending before the FDA or such other Governmental Entity.

          (d)   All preclinical studies and clinical trials conducted by or, to the knowledge of Assertio, on behalf of Assertio or any of its Subsidiaries have been, and if still pending are being, conducted in material compliance with research protocols and all applicable Health Care Laws, including, but not limited to, the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, 314, 320. No clinical trial conducted by or on behalf of Assertio or its Subsidiaries has been terminated or suspended prior to completion, and neither FDA or an institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of Assertio or its Subsidiaries has placed a clinical hold order on, or otherwise terminated, delayed or suspended, such a clinical trial at a clinical research site based on an actual or alleged lack of safety or efficacy of any Product or a failure to conduct such clinical trial in compliance with applicable Health Care Laws.

          (e)   All manufacturing operations conducted by or, to the knowledge of Assertio, for the benefit of Assertio or its Subsidiaries have been and are being conducted in material compliance with all Permits under applicable Health Care Laws, all applicable provisions of the FDA's current good manufacturing practice regulations at 21 C.F.R. Parts 210-211, and all comparable foreign regulatory requirements of any Governmental Entity.

          (f)    Neither Assertio nor any of its Subsidiaries have received any written or oral communication that relates to an alleged violation or non-compliance with any Health Care Laws, including any notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration, import detention or refusal, inspection observations, FDA Warning Letter or Untitled Letter, or any other enforcement action by a Governmental Entity relating to any Health Care Laws. To the knowledge of Assertio or its Subsidiaries, all Warning Letters, Form-483 observations, or comparable findings from other Governmental Entities listed in Section 5.12(f) of the Assertio Disclosure Letter have been resolved to the satisfaction of the applicable government entity.

          (g)   There have been no seizures, withdrawals, recalls, detentions, or suspensions of manufacturing or distribution relating to the Products required or requested by a Governmental Entity, or Safety Notices, and, to the knowledge of Assertio, there are no facts or circumstances that reasonably would be expected to give rise to a Safety Notice. All Safety Notices listed in Section 5.12(g) of the Assertio Disclosure Letter have been resolved to the satisfaction of the applicable government entity.

          (h)   Except as set forth in Section 5.12(g) of the Assertio Disclosure Letter, there are no unresolved Safety Notices, or material product complaints with respect to the Products, and to the knowledge of Assertio or its Subsidiaries, there are no facts that would be reasonably likely to result in a material Safety Notice or complaint with respect to the Products or a termination or suspension of developing and testing of any of the Products.

          (i)    All reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any Governmental Entity by Assertio and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, an Assertio Material Adverse Effect. To the knowledge of Assertio, all such reports, documents, claims, permits and notices were true and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

          (j)    Neither Assertio, nor its Subsidiaries, nor, to the knowledge of Assertio, any officer, employee, agent, or distributor of Assertio or any of its Subsidiaries has committed any act, made any statement or failed to make any statement that violates the Federal Healthcare Program Anti-Kickback Statute, 28 U.S.C. § 1320a-7b, the Federal False Claims Act, 31 U.S.C. § 3729, other Health Care Laws, or any other similar federal, state, or ex-U.S. law applicable in the jurisdictions in which the Products are sold or intended to be sold.

          (k)   Neither Assertio nor its Subsidiaries, nor, to the knowledge of Assertio, any officer, employee, agent, or distributor of Assertio or its Subsidiaries has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment or disqualification under applicable Law, including, without limitation, 21 U.S.C. § 335a, or exclusion under 42 U.S.C. § 1320a-7, or any other statutory provision or similar law applicable in other jurisdictions in which the Products are sold or intended to be sold. Neither Assertio nor any of its Subsidiaries, nor, to the knowledge of Assertio, any officer, employee, agent or distributor of Assertio or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in any federal health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Health Care Law or program.

          (l)    To the knowledge of Assertio, there have not been any certification made pursuant to Section 505(j)(2)(A)(vii)(III) or 505(j)(2)(A)(vii)(IV) of the FDCA with respect to one of the Assertio Products.

        Section 5.13    Benefit Plans.

          (a)   Section 5.13(a) of the Assertio Disclosure Letter contains a true and complete list of each material Assertio Plan. For purposes of this Agreement, an "Assertio Plan" means each "employee benefit plan" (within the meaning of section 3(3) of ERISA, whether or not subject to ERISA), "multiemployer plans" (within the meaning of ERISA section 3(37)), and all stock purchase, stock option, phantom stock or other equity-based plan, severance, employment, collective bargaining, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance, dependent care and all other employee benefit and compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, whether formal or informal, written or oral, legally binding or not, under which any current or former employee, director or consultant of Assertio or its Subsidiaries (or any of their dependents) has any present or future right to compensation or benefits, in each case, that Assertio or its Subsidiaries sponsors or maintains, is making contributions to or with respect to which has any present or future liability or obligation (contingent or otherwise). Assertio has furnished or made available to the Company a current, accurate and complete copy of each material Assertio Plan (including, without limitation, all Assertio equity plans and the forms of all award agreements evidencing outstanding Assertio equity or equity-based awards), or if such Assertio Plan is not in written form, a written summary of all of the material terms of such Assertio Plan. With respect to each material Assertio Plan, Assertio has furnished or made available to the Company a current, accurate and complete copy of, to the extent applicable: (i) any related trust agreement or other funding instrument, (ii) the most recent determination, opinion or advisory letter of the IRS, (iii) the most recent summary plan description, summary of material modifications, and other similar material written communications to the employees of Assertio or its Subsidiaries concerning the extent of the benefits provided under an Assertio Plan, and (iv) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

          (b)   Neither Assertio, its Subsidiaries or any member of their Controlled Group (nor any predecessor of any such entity) sponsors, maintains, contributes to or is required to contribute to, or has in the past six (6) years sponsored, maintained, contributed to or been required to contribute to, or has any liability (contingent or otherwise) with respect to: (i) a "multiemployer plan" (within the meaning of ERISA section 3(37)), (ii) a Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code, (iii) a Pension Plan which is a "multiple employer plan" as defined in Section 413 of the Code, or (iv) a "funded welfare plan" within the meaning of Section 419 of the Code.

          (c)   With respect to the Assertio Plans:

              (i)  each Assertio Plan complies in all material respects with its terms and complies in all material respects in form and in operation with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

             (ii)  no reportable event (as defined in Section 4043 of ERISA), no prohibited transaction (as described in Section 406 of ERISA or Section 4975 of the Code) for which any liability remains outstanding, or no accumulated funding deficiency (as defined in Section 302 of

    ERISA and 412 of the Code), in each case, has occurred with respect to any Assertio Plan, and all material contributions required to be made under the terms of any Assertio Plan have been timely made;

            (iii)  each Assertio Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and nothing has occurred since the date of such letter that would reasonably be expected to cause the loss of the sponsor's ability to rely upon such letter, and nothing has occurred that would reasonably be expected to result in the loss of the qualified status of such Assertio Plan;

            (iv)  there is no Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the PBGC, the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of Assertio, threatened, relating to the Assertio Plans, any fiduciaries thereof with respect to their duties to Assertio Plans or the assets of any of the trusts under any of Assertio Plans (other than routine claims for benefits);

             (v)  none of Assertio or any of its Subsidiaries has outstanding any liability under ERISA, the Code or other applicable Laws in connection with the termination of, or withdrawal from, any Company Plan;

            (vi)  Assertio and its Subsidiaries do not maintain any Assertio Plan that is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code) that has not been administered and operated in all material respects in compliance with the applicable requirements of Section 601, et seq. of ERISA and Section 4980B(b) of the Code;

           (vii)  none of the Assertio Plans currently provides, or reflects or represents any liability to provide post-termination or retiree welfare benefits to any individual for any reason, except as may be required by COBRA, and none of Assertio, its Subsidiaries or any members of their Controlled Group has any liability to provide post-termination or retiree medical, dental, vision or prescription drug benefits to any individual, except to the extent required by statute or except with respect to a contractual obligation to reimburse any premiums such person may pay in order to obtain health coverage under COBRA;

          (viii)  each Assertio Plan is subject exclusively to United States Law; and

            (ix)  the execution and delivery of this Agreement and the consummation of the Merger will not, either alone or in combination with any other event, (A) entitle any current or former employee, officer, director or consultant of Assertio or any Subsidiary to severance pay, unemployment compensation or any other similar termination payment, or (B) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due any such employee, officer, director or consultant.

          (d)   There is no agreement, plan or other arrangement to which any of Assertio or any Subsidiary is a party or by which any of them is otherwise bound to compensate any person in respect of taxes or other liabilities incurred with respect to Section 409A or 4999 of the Code.

          (e)   Each Assertio Plan that constitutes in any part a Nonqualified Deferred Compensation Plan subject to Section 409A of the Code has been operated and maintained since January 1, 2005 in compliance in all material respects with the 409A Authorities. No Assertio Plan that would be a Nonqualified Deferred Compensation Plan subject to Section 409A of the Code but for the effective date provisions that are applicable to Section 409A of the Code, as set forth in Section 885(d) of the AJCA, has been "materially modified" within the meaning of Section 885(d)(2)(B) of the AJCA after October 3, 2004, based upon a good faith reasonable interpretation of the AJCA and the 409A Authorities and has not been operated in compliance with the 409A Authorities after such material modification. No current or former director, officer, employee, contractor or consultant of Assertio or any of its Subsidiaries is entitled to any gross-up, make-whole or other additional payment from Assertio or any of its Subsidiaries in respect of any Tax (including Taxes imposed under Section 409A of the Code) or interest or penalty related thereto.

          (f)    Each Assertio option intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies and the exercise price of each other Assertio option is no less than the fair market value of a share of Assertio Common Stock as determined on the date of grant of such Assertio option.

        Section 5.14    Labor Matters.

          (a)   Assertio and its Subsidiaries are and at all times during the past four (4) years have been in compliance in all material respects with all applicable Laws relating to labor and employment, including those relating to wages, hours, collective bargaining, unemployment compensation, workers compensation, equal employment opportunity, age and disability discrimination, immigration control, employee classification, information privacy and security, payment and withholding of taxes and continuation coverage with respect to group health plans. During the preceding three years, there has not been, and as of the date of this Agreement there is not pending or, to the knowledge of Assertio, threatened, any labor dispute, work stoppage, labor strike or lockout against Assertio or any of its Subsidiaries by employees.

          (b)   Neither Assertio nor any of its Subsidiaries is a party to or otherwise bound by an effective or pending collective bargaining agreement or similar labor agreement, and no employee of Assertio or any of its Subsidiaries is covered by any such agreement. To the knowledge of Assertio, there has not been any activity on behalf of any labor union, labor organization or similar employee group to organize any employees of Assertio or any of its Subsidiaries. There are no (i) unfair labor practice charges or complaints against Assertio or any of its Subsidiaries pending before the National Labor Relations Board or any other labor relations tribunal or authority, (ii) representation claims or petitions or demands for recognition pending before the National Labor Relations Board or any other labor relations tribunal or authority or (iii) grievances or pending arbitration proceedings against Assertio or any of its Subsidiaries that arose out of or under any collective bargaining agreement, and to the knowledge of Assertio no such charges, complaints, claims, petitions, demands, arbitrations or grievances are threatened.

          (c)   To the knowledge of Assertio, no current key employee or officer of Assertio or any of its Subsidiaries intends, or is expected, to terminate his employment relationship with such entity following the consummation of the transactions contemplated hereby.

          (d)   During the preceding four (4) years, (i) neither Assertio nor any Subsidiary has effectuated a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility, (ii) there has not occurred a "mass layoff" (as defined in the WARN Act) in connection with Assertio or any Subsidiary affecting any site of employment or one or more facilities or operating units within any site of employment or facility and (iii) neither Assertio nor any Subsidiary has engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law. Each person employed by Assertio or any Subsidiary is properly classified as exempt or non-exempt in accordance with applicable overtime laws, and no person treated as an independent contractor or consultant by Assertio or any Subsidiary should have been properly classified as an employee under applicable law.

          (e)   Except as set forth on Section 5.14(e) of the Assertio Disclosure Letter, there are no Actions against Assertio or any of its Subsidiaries pending, or to Assertio's knowledge, threatened to be brought or filed, in connection with the employment or engagement of any current or former employee, officer, consultant or other service provider of Assertio, including, without limitation, any claim relating to employment discrimination, harassment, retaliation, equal pay, employment classification or any other employment related matter arising under applicable Laws, except where such action would not, individually or in the aggregate, result in Assertio incurring a material liability.

          (f)    Except as set forth on Section 5.14(f) of the Assertio Disclosure Letter or with respect to any Assertio Plan (which subject is addressed in Section 5.13 above), the execution of this Agreement and the consummation of the transactions set forth in or contemplated by this Agreement will not result in any breach or violation of, or cause any payment to be made under, any applicable Laws respecting labor and employment or any collective bargaining agreement to which Assertio or any of its Subsidiaries is a party.

          (g)   During the preceding four (4) years, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made, initiated, filed or, to the knowledge of Assertio, threatened against Assertio, any of its Subsidiaries or any of their respective current or former directors, officers or senior level management employees, (ii) to the knowledge of Assertio, no incidents of any workplace sexual harassment, discrimination or other misconduct have occurred, and (iii) neither Assertio nor any of its Subsidiaries have entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any of their directors, officers or employees described in clause (i) hereof or any independent contractor.

        Section 5.15    Environmental Matters.

          (a)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect, (i) Assertio and each of its Subsidiaries have conducted their respective businesses in compliance with all, and have not violated any, applicable Environmental Laws; (ii) Assertio and its Subsidiaries have obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by Assertio or any of its Subsidiaries or any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of Assertio or any of its Subsidiaries under applicable Environmental Laws; (iv) neither Assertio nor any of its Subsidiaries has received any claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that Assertio or any of its Subsidiaries is in violation of, or liable under, any Environmental Law; (v) no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by Assertio or any of its Subsidiaries or as a result of any operations or activities of Assertio or any of its Subsidiaries at any location and, to the knowledge of Assertio, Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to Assertio or any of its Subsidiaries under any Environmental Law; and (vi) neither Assertio, its Subsidiaries nor any of their respective properties or facilities are subject to, or are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

        Section 5.16    Taxes.

          (a)   Assertio and each of its Subsidiaries have timely (i) filed all material Tax Returns required to be filed by any of them and all material Tax Returns filed by, or on behalf of, Assertio and its Subsidiaries are true, accurate and complete in all material respects; and (ii) paid in full (or caused to be timely paid in full) all material Taxes that are required to be paid by or with respect to them, whether or not such Taxes were shown as due on such Tax Returns.

          (b)   All material Taxes not yet due and payable by Assertio and its Subsidiaries as of the date of the latest Assertio SEC Documents have been, in all respects, properly accrued in accordance with GAAP on the most recent financial statements contained in the Assertio SEC Documents, and such financial statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes accrued but unpaid by Assertio and its Subsidiaries through the date of such financial statements. Since the date of such financial statements, Assertio and each of its Subsidiaries have not incurred, individually or in the aggregate, any liability for material Taxes outside the ordinary course of business consistent with past practice.

          (c)   Neither Assertio nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any amount of Tax, in each case that has not since expired.

          (d)   No Tax Action with respect to material Taxes or any material Tax Return of Assertio or any of its Subsidiaries are presently in progress or have been asserted, threatened or proposed in writing. No deficiencies or claims for material Taxes have been claimed, proposed, assessed or asserted in writing against Assertio or any of its Subsidiaries by a Governmental Authority, other than any such claim, proposal, assessment or assertion that has been satisfied by payment in full, settled or withdrawn.

          (e)   Assertio and each of its Subsidiaries have timely withheld all material Taxes required to have been withheld from payments made (or deemed made) to its employees, independent contractors, creditors, shareholders and other third parties and, to the extent required, such Taxes have been timely paid to the relevant Governmental Entity.

          (f)    Neither Assertio nor any of its Subsidiaries has engaged in a "listed transaction" as set forth in Treasury Regulation § 1.6011-4(b)(2).

          (g)   Neither Assertio nor any of its Subsidiaries (i) is a party to or bound by, or currently has any liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; (ii) is or has been a member of a group (other than a group the common parent of which is Assertio or one of the Assertio's Subsidiaries) filing a consolidated, combined, affiliated, unitary or similar income Tax Return; (iii) has any liability for the Taxes of any Person (other than Assertio and its Subsidiaries) pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States Law) as a transferee or successor, or otherwise by operation of Law; or (iv) is or has been treated as a resident for any income Tax purpose, or as subject to Tax by virtue of having a permanent establishment, an office or fixed place of business, in any country other than the country in which it was or is organized.

          (h)   No private letter rulings, technical advice memoranda, or similar agreements or rulings have been requested, entered into or issued by any taxing authority with respect to Assertio or any of its Subsidiaries which rulings remain in effect.

          (i)    Neither Assertio nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in, or use of improper, method of accounting requested or initiated on or prior to the Closing Date, (ii) a "closing agreement" as described in Section 7121 of the Code (or any similar provision of Law) executed on or prior to the Closing Date, (iii) an installment sale or open transaction disposition made on or prior to the Closing Date, (iv) any prepaid amount received or deferred revenue accrued on or prior to the Closing Date, (v) an election under Section 108(i) of the Code (or any similar provision of Law), or (vi) Section 965 of the Code.

          (j)    There are no liens for Taxes upon any of the assets of Assertio or any of its Subsidiaries other than Permitted Liens.

          (k)   None of Assertio or any of its Subsidiaries has distributed stock of another Person or has had its stock distributed by another Person in the two year period ending prior to Closing, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

          (l)    Assertio and each of its Subsidiaries have conducted all intercompany transactions, and maintained all related documentation, in compliance with Section 482 of the Code (or any similar provision of applicable Law).

          (m)  No claim has been made in writing by any Governmental Entity in a jurisdiction where neither Assertio nor any of its Subsidiaries currently files or has filed a Tax Return that Assertio or any of its Subsidiaries is or may be subject to taxation by such jurisdiction.

          (n)   Neither Assertio nor any of its Subsidiaries knows of any fact, agreement, plan or other circumstance that could reasonably be expected to cause each of the Assertio Reorganization (together with the Assertio LLC Merger) and the Merger (together with the Company LLC Merger) to qualify as neither a "reorganization" within the meaning of Section 368(a) of the Code nor transactions governed by Section 351 of the Code.

        For purposes of this Section 5.16, where the context permits, each reference to Assertio and its Subsidiaries shall include a reference to any person for whose Taxes Assertio or its Subsidiaries are liable under applicable Law.

        Section 5.17    Contracts.

          (a)   Except as set forth in the Assertio SEC Documents publicly available prior to the date of this Agreement, neither Assertio nor any of its Subsidiaries is a party to or is bound by any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) (all such material contracts, "Assertio Material Contracts").

          (b)   (i) Each Assertio Material Contract is valid and binding on Assertio and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the knowledge of Assertio, each other party thereto, and is in full force and effect and enforceable in accordance with its terms; (ii) Assertio and each of its Subsidiaries, and, to the knowledge of Assertio, each other party thereto, has performed all material obligations required to be performed by it under each Assertio Material Contract; and (iii) there is no default under any Assertio Material Contract by Assertio or any of its Subsidiaries or, to the knowledge of Assertio, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a default on the part of Assertio or any of its Subsidiaries or, to the knowledge of Assertio, any other party thereto under any such Assertio Material Contract, nor has Assertio or any of its Subsidiaries received any written notice of any such material default, event or condition. Assertio has furnished or made available to the Company true and complete copies of all Assertio Material Contracts, including all amendments thereto.

        Section 5.18    Insurance.     Assertio and each of its Subsidiaries is covered by valid and currently effective insurance policies issued in favor of Assertio or one or more of its Subsidiaries that are customary and adequate for companies of similar size in the industries and locations in which Assertio operates. Section 5.18 of the Assertio Disclosure Letter sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favor of Assertio or any of its Subsidiaries, or pursuant to which Assertio or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any historic incurrence-based policies still in force. With respect to each such insurance policy, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) neither Assertio nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy and (c) to the knowledge of Assertio, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation. No notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby. This Section 5.18 shall not apply to insurance relative to any Assertio Plan.

        Section 5.19    Properties.

          (a)   Assertio or one of its Subsidiaries has good and valid title to, or in the case of leased property and leased tangible assets, a valid leasehold interest in, all of its real properties and tangible assets that are necessary for Assertio and its Subsidiaries to conduct their respective businesses as currently conducted, free and clear of all Liens other than Permitted Liens of Assertio and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, an Assertio Material Adverse Effect, the tangible personal property currently used in the operation of the business of Assertio and its Subsidiaries is in good working order (reasonable wear and tear excepted).

          (b)   Each of Assertio and its Subsidiaries has complied with the terms of all leases to which it is a party, and all such leases are in full force and effect, except for any such noncompliance or failure to be in full force and effect that, individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect. Each of Assertio and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except for any such failure to do so that, individually or in the aggregate, has not had and would not reasonably be expected to have an Assertio Material Adverse Effect.

          (c)   Section 5.19(c) of the Assertio Disclosure Letter sets forth a true and complete list of (i) all real property owned by Assertio or any of its Subsidiaries and (ii) all real property leased for the benefit of Assertio or any of its Subsidiaries pursuant to a Contract providing for annual aggregate rent in excess of $25,000.

          (d)   This Section 5.19 does not relate to intellectual property, which is the subject of Section 5.20.

        Section 5.20    Intellectual Property.

          (a)   Section 5.20(a) of the Assertio Disclosure Letter sets forth a true and complete list of all (i) patents and patent applications; (ii) trademark registrations and applications; and (iii) copyright registrations and applications, in each case owned or purported to be owned by Assertio or any of its Subsidiaries (collectively, "Assertio Registered IP") and a true and complete list of all domain names owned or purported to be owned by Assertio or any of its Subsidiaries. (i) All of the Assertio Registered IP is subsisting and, in the case of any Assertio Registered IP that is registered or issued and to the knowledge of Assertio, valid and enforceable, (ii) no Assertio Registered IP is involved in any interference, reissue, derivation, reexamination, opposition, cancellation or similar proceeding and, to the knowledge of Assertio, no such action is threatened with respect to any of the Assertio Registered IP and (iii) Assertio or its Subsidiaries own exclusively, free and clear of any and all Liens (other than Permitted Liens of Assertio and its Subsidiaries), all Assertio Owned IP, including all Intellectual Property created on behalf of Assertio or its Subsidiaries by employees or independent contractors.

          (b)   Assertio and its Subsidiaries have taken commercially reasonable measures to maintain the confidentiality of all information that constitutes or constituted a material Trade Secret of Assertio or its Subsidiaries, including requiring all Persons having access thereto to execute written non-disclosure agreements or other binding obligations to maintain confidentiality of such information.

          (c)   (i) To the knowledge of Assertio, the conduct of the businesses of Assertio and its Subsidiaries has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any Intellectual Property of any Person, (ii) in the prior three (3) years, neither Assertio nor any of its Subsidiaries has received any written notice or claim asserting or suggesting that any such infringement, misappropriation, or dilution is or may be occurring or has or may have occurred and (iii) to the knowledge of Assertio, no Person is infringing, misappropriating, or diluting in any material respect any Assertio Owned IP. Except as set forth on Section 5.20(c) of the Assertio Disclosure Letter, to Assertio's knowledge, no Abbreviated New Drug Application referencing any Product of Assertio or any of its Subsidiaries has been submitted to the FDA.

          (d)   (i) Assertio and its Subsidiaries have taken commercially reasonable steps to protect the confidentiality and security of the computer and information technology systems used by Assertio and its Subsidiaries (the "Assertio IT Systems") and the information and transactions stored or contained therein or transmitted thereby, (ii) to the knowledge of Assertio, during the past two (2) years, there has been no unauthorized or improper use, loss, access, transmittal, modification or corruption of any such information or data and (iii) during the past two (2) years, there have been no material failures, crashes, viruses, security breaches (including any unauthorized access to any personally identifiable information), affecting the Assertio IT Systems.

          (e)   (i) to the knowledge of Assertio, Assertio and its Subsidiaries have at all times complied in all material respects with all applicable Privacy Laws, (ii) during the past two (2) years, no claims have been asserted or, to the knowledge of Assertio, threatened in writing against Assertio alleging a violation of any Person's privacy or Personal Information, (iii) neither this Agreement nor the consummation of the transactions contemplated hereby will breach or otherwise violate any Privacy Laws and (iv) Assertio and its Subsidiaries have taken commercially reasonable steps to protect the Personal Information collected, used or held for use by Assertio or its subsidiaries against loss and unauthorized access, use, modification, disclosure or other misuse.

          (f)    To the knowledge of Assertio, no government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Assertio Owned IP, or to the knowledge of the Assertio, exclusively licensed to Assertio, and no Governmental Entity, university, college, other educational institution or research center has, to the knowledge of Assertio, any claim or right in or to such Intellectual Property.

          (g)   Except as set forth on Section 5.20(g) of the Assertio Disclosure Letter, the execution, delivery and performance by Assertio of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the loss of, or give rise to any right of any third party to terminate or modify any of Assertio's or any Subsidiaries' rights or obligations under any agreement under which Assertio or any of its Subsidiaries grants to any Person, or any Person grants to Assertio or any of its Subsidiaries, a license or right under or with respect to any Intellectual Property that is material to any of the businesses of Assertio or any of its Subsidiaries.

        Section 5.21    Related Party Transactions.     Since January 1, 2018 through the date of this Agreement, except with respect to any Assertio Plans, there have been no transactions, agreements, arrangements or understandings between Assertio or any of its Subsidiaries, on the one hand, and the Affiliates of Assertio, on the other hand (other than Assertio's Subsidiaries) that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act and that have not been so disclosed in the Assertio SEC Documents.

        Section 5.22    Certain Payments.     Neither Assertio nor any of its Subsidiaries (nor, to the knowledge of the Company, any of their respective directors, executives, representatives, agents or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

        Section 5.23    Brokers.     No broker, investment banker, financial advisor or other Person, other than Stifel, Nicolaus & Company, Incorporated, the fees and expenses of which will be paid by Assertio, or, following the Effective Time, Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Assertio.

        Section 5.24    Opinion of Financial Advisor.     Assertio Board has received the opinion of Stifel, Nicolaus & Company, Incorporated, dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the qualifications, limitations, assumptions and other matters set forth therein, the Merger Consideration (which as used in such opinion means the aggregate number of shares of Parent Common Stock issuable in the Merger to holders of shares of Company Common Stock upon the conversion of shares of Company Common Stock), is fair, from a financial point of view, to Assertio, a signed true and complete copy of which opinion has been or will promptly be provided to the Company.

        Section 5.25    Merger Sub.     Merger Sub was formed solely for the purpose of engaging in the Merger and the other transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement. Ownership of Company Common Stock. Except as contemplated by this Agreement, none of Assertio, Parent or any of their respective Affiliates directly or indirectly owns, and at all times for the past three (3) years, none of Assertio, Parent or any of their respective Affiliates has owned, beneficially or otherwise, any shares of Company Common Stock or any securities, contracts or obligations convertible into or exercisable or exchangeable for shares of Company Common Stock.

        Section 5.26    State Takeover Statutes.     No Takeover Laws or any similar anti-takeover provision in the Certificate of Incorporation or Bylaws of Parent or Assertio applicable to Parent or Assertio is, or at the Effective Time will be, applicable to this Agreement, the Merger, the Parent Stock Issuance, or any of the other transactions contemplated hereby.

        Section 5.27    No Other Representations or Warranties    Except for the representations and warranties contained in Article IV, each of Parent, Assertio and Merger Sub acknowledges and agrees that none of the Company, its Subsidiaries or any other Person on behalf of the Company or any of its Subsidiaries makes any other express or implied representation or warranty whatsoever, and specifically (but without limiting the generality of the foregoing) that none of the Company, its Subsidiaries or any other Person on behalf of the Company or any of its Subsidiaries makes any representation or warranty with respect to any projections or forecasts delivered or made available to Parent, Assertio, Merger Sub or any of their respective Subsidiaries or Representatives of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company and its Subsidiaries (including any such projections or forecasts made available to Parent, Assertio, Merger Sub or any of their respective Subsidiaries or Representatives in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement), and neither Parent, Assertio or Merger Sub has relied on any such information or any representation or warranty not set forth in Article IV.

ARTICLE VI
COVENANTS

        Section 6.1    Conduct of Business.

        (a)    Conduct of Business by the Company.     During the period from the date of this Agreement to the Effective Time, except as consented to in writing in advance by Assertio, as otherwise specifically required by this Agreement (including Section 6.16) or as set forth in Section 6.1(a) of the Company Disclosure Letter, the Company shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact its business organization, preserve its material assets, rights and properties in good repair and condition, preserve its goodwill and maintain satisfactory relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition to and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as set forth in Section 6.1(a) of the Company Disclosure Letter or as specifically required by this Agreement (including Section 6.16), the Company shall not, and shall not permit any of its Subsidiaries, without Assertio's prior written consent (which (i) from and after June 30, 2020, shall not be unreasonably withheld, conditioned or delayed with respect to the matters in clauses (v), (vii), (viii), (ix) through (xix) and (xxi) or (ii) at any time, shall not be unreasonably withheld, conditioned or delayed with respect to the matters in clause (ix)(D)), to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, except for dividends by a wholly owned Subsidiary of the Company to its parent, (B) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of the Company or its Subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests or (C) split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests (other than the issuance of shares of Company Common Stock upon the exercise of Company Options or Company Warrants, or settlement of Company Restricted Stock Units or Company Performance Stock Units in accordance with their terms as in effect on the date of this Agreement), except for acquisitions of Company Common Stock in satisfaction by holders of Company Options, Company Restricted Stock Units, or Company Performance Stock Units of the applicable exercise price and/or withholding Taxes;

             (ii)  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exerciseable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, "phantom" stock rights, performance units, rights to receive shares of capital stock of the Company on a deferred basis or other rights linked to the value of shares of Company Common Stock, including pursuant to Contracts as in effect on the date hereof (other than the issuance of shares of Company Common Stock upon the exercise of Company Options or Company Warrants, or settlement of Company Restricted Stock Units or Company

    Performance Stock Units in accordance with their terms as in effect on the date of this Agreement);

            (iii)  amend or otherwise change, or authorize the amendment or change of, its certificate of incorporation or by-laws (or similar organizational documents) (whether by merger, consolidation or otherwise);

            (iv)  directly or indirectly acquire or agree to acquire (A) by merging or consolidating with, purchasing a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof or (B) any assets that are otherwise material to the Company and its Subsidiaries, other than inventory acquired in the ordinary course of business consistent with past practice;

             (v)  directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any Lien (other than a Permitted Lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein (including any Company Owned IP), except (i) sales of inventory in the ordinary course of business consistent with past practice and (ii) the granting of non-exclusive licenses of Intellectual Property in the ordinary course of business consistent with past practice, the abandonment of Intellectual Property in the exercise of the good faith business judgment of the Company and the expiration of Intellectual Property in accordance with the applicable statutory term to the extent not extendable;

            (vi)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

           (vii)  (A) incur, create, assume or otherwise become liable for, or repay or prepay, any Indebtedness, or amend, modify or refinance any Indebtedness or (B) make any loans, advances or capital contributions to, or investments in, any other Person, other than the Company or any direct or indirect wholly owned Subsidiary of the Company; provided, however, that the Company and its Subsidiaries shall be permitted to incur Indebtedness from time to time up to an aggregate principal amount of $5,000,000 under the Company Credit Agreement that the Company Board determines, in its sole discretion, is necessary to avoid a material adverse impact on the business of the Company and its Subsidiaries;

          (viii)  incur or commit to incur any capital expenditure or authorization or commitment with respect thereto that in the aggregate are in excess of $1,000,000;

            (ix)  (A) except as set forth in clause (D) below, pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Company included in the Company SEC Documents filed prior to the date hereof (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (B) cancel any material Indebtedness owed to the Company or any of its Subsidiaries, (C) waive, release, grant or transfer any right of material value or (D) pay, discharge, settle or satisfy for money any claims, liabilities or obligations disclosed in the Company SEC Documents filed prior to the date hereof;

             (x)  (A) materially modify, materially amend, terminate, cancel or extend any Material Contract or (B) other than in the ordinary course of business, consistent with past practice, enter into any Contract that if in effect on the date hereof would be a Material Contract;

            (xi)  except with respect to an Action to enforce its rights under this Agreement, commence any Action (other than an Action as a result of an Action commenced against the Company or any of its Subsidiaries), or compromise, settle or agree to settle any Action (including any Action relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $1,000,000 individually or $3,000,000 in the aggregate, in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, the Company; provided, however, that this clause (xi) shall not apply to any Action the defense of which is under the control of any insurer of the Company;

           (xii)  change its financial or tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets;

          (xiii)  settle or compromise any liability for Taxes; file any amended Tax Return or claim for Tax refund; make, revoke or modify any Tax election; file any Tax Return other than on a basis consistent with past practice; file any federal or state income tax return for any tax year ending during (or including any day during) the 2019 calendar year that does not contain an election out of the provisions of Section 382(l)(5) of the Code (or comparable provisions of state, local, or foreign law) with respect to any ownership change that occurred during such year for purposes of Section 382 of the Code; consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes; grant any power of attorney with respect to Taxes; enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, Tax holiday or any closing or other similar agreement; or change any method of accounting for Tax purposes;

          (xiv)  change its fiscal year;

           (xv)  except as required by the terms of any Company Plan as in effect immediately prior to the date of this Agreement, as required by applicable Law or as required to maintain the tax qualified status of any Company Plan, (A) grant any current or former director, officer, employee or independent contractor any increase in base salary or hourly wage rate, bonus opportunity or other material benefits (other than base salary (and corresponding annual bonus opportunity) increases made in the ordinary course of business consistent with past practice for employees whose annual base salary immediately prior to such increase does not exceed $50,000), or pay any bonus of any kind to any current or former director, officer, employee or consultant, (B) grant or pay to any current or former director, officer, employee or consultant any severance, change in control or termination pay, or make any modifications thereto or increases therein (other than as the automatic and non-discretionary result of a permitted base salary or annual bonus opportunity increase under the immediately preceding clause (A)), (C) grant or amend any award of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards, or remove or modify any restrictions in any Company Equity Plan or awards made thereunder, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Company Plan or other Contract or (F) adopt any new Company Plan or amend, modify or terminate any existing Company Plan, in each case for the benefit of any current or former director, officer, employee or consultant;

          (xvi)  (A) hire any employee at the executive level or higher or (B) other than in the ordinary course of business consistent with past practice, hire any other employee;

         (xvii)  terminate any employee of the Company or its Subsidiaries or otherwise request that any employee of the Company or its Subsidiaries resign, in each case other than for cause or poor performance (in accordance with the Company's past practices);

        (xviii)  fail to keep in force material insurance policies or replacement or revise provisions in any material respect regarding insurance coverage with respect to the assets, operations and activities of the Company and its Subsidiaries as currently in effect;

          (xix)  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of the Company or any of its Subsidiaries;

           (xx)  enter into any new line of business outside of its existing business;

          (xxi)  enter into any new real property lease or materially amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $25,000;

         (xxii)  take any action (or fail to take any action) in breach of this Agreement, with the actual knowledge that such action or failure to act would alone, or in conjunction with one or more other events, changes, circumstances, occurrences, effects of state of facts, have a Company Material Adverse Effect; or

        (xxiii)  authorize any of, or commit or agree in writing to take, any of, the foregoing actions.

        (b)    Conduct of Business by Assertio.     During the period from the date of this Agreement to the Effective Time, except as consented to in writing in advance by the Company, as otherwise specifically required by this Agreement (including Section 6.16) or as set forth in Section 6.1(b) of the Assertio Disclosure Letter, each of Parent and Assertio shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact its business organization, preserve its material assets, rights and properties in good repair and condition, and preserve its goodwill and its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition to and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as set forth in Section 6.1(b) of the Assertio Disclosure Letter or as specifically required by this Agreement (including Section 6.16), Assertio shall not, and shall not permit any of its Subsidiaries, without the Company's prior written consent (which (i) from and after June 30, 2020, shall not be unreasonably withheld, conditioned or delayed with respect to the matters in clauses (v), (vii), (viii), (ix) through (xix) and (xxi) or (ii) at any time, shall not be unreasonably withheld, conditioned or delayed with respect to the matters in clause (ix)(D)), to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, except for dividends by a wholly owned Subsidiary of Assertio to its parent, (B) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of the Assertio or its Subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests or (C) split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests (other than the issuance of shares of Assertio Common Stock or Parent Common Stock upon the exercise of Assertio Options in accordance with their terms as in effect on the date of this Agreement), except for acquisitions of Assertio Common Stock or Parent Common Stock in satisfaction by holders of Assertio Options of the applicable exercise price and/or withholding Taxes;

             (ii)  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exerciseable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, "phantom" stock rights, performance units, rights to receive shares of capital stock of the Company on a deferred basis or other rights linked to the value of shares of Assertio Common Stock or Parent Common Stock, including pursuant to Contracts as in effect on the date hereof (other than the issuance of shares of Assertio Common Stock or Parent Common Stock upon the exercise of Assertio Options in accordance with their terms as in effect on the date of this Agreement);

            (iii)  amend or otherwise change, or authorize or propose to amend or otherwise change, its certificate of incorporation or by-laws (or similar organizational documents);

            (iv)  directly or indirectly acquire or agree to acquire (A) by merging or consolidating with, purchasing a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof or (B) any assets that are otherwise material to Assertio and its Subsidiaries, other than inventory acquired in the ordinary course of business consistent with past practice;

             (v)  directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any Lien (other than a Permitted Lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein (including any Assertio Owned IP), except (i) sales of inventory in the ordinary course of business consistent with past practice and (ii) the granting of non-exclusive licenses of Intellectual Property in the ordinary course of business consistent with past practice, the abandonment of Intellectual Property in the exercise of the good faith business judgment of Assertio and the expiration of Intellectual Property in accordance with the applicable statutory term to the extent not extendable;

            (vi)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

           (vii)  (A) incur, create, assume or otherwise become liable for, or repay or prepay, any Indebtedness, or amend, modify or refinance any Indebtedness or (B) make any loans, advances or capital contributions to, or investments in, any other Person, other than Assertio or any direct or indirect wholly owned Subsidiary of Assertio;

          (viii)  incur or commit to incur any capital expenditure or authorization or commitment with respect thereto that in the aggregate are in excess of $1,000,000;

            (ix)  (A) except as set forth in clause (D) below, pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Assertio included in the Assertio SEC Documents filed prior to the date hereof (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, (B) cancel any material Indebtedness owed to Assertio or any of its Subsidiaries, (C) waive, release, grant or transfer any right of material value or (D) pay, discharge, settle or satisfy for money any claims, liabilities or obligations disclosed in the Assertio SEC Documents filed prior to the date hereof;

             (x)  (A) materially modify, materially amend, terminate, cancel or extend any Material Contract or (B) other than in the ordinary course of business, consistent with past practice, enter into any Contract that if in effect on the date hereof would be a Material Contract;

            (xi)  except with respect to an Action to enforce its rights under this Agreement, commence any Action (other than an Action as a result of an Action commenced against Assertio or any of its Subsidiaries), or compromise, settle or agree to settle any Action (including any Action relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of $3,000,000 individually or $10,000,000 in the aggregate, in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, Assertio; provided, however, that this clause (xi) shall not apply to any Action the defense of which is under the control of any insurer of Assertio;

           (xii)  change its financial or tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets;

          (xiii)  settle or compromise any liability for Taxes; file any amended Tax Return or claim for Tax refund; make, revoke or modify any Tax election; file any Tax Return other than on a basis consistent with past practice; consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes; grant any power of attorney with respect to Taxes; enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, Tax holiday or any closing or other similar agreement; or change any method of accounting for Tax purposes;

          (xiv)  change its fiscal year;

           (xv)  except as required by the terms of any Assertio Plan as in effect immediately prior to the date of this Agreement, as required by applicable Law or as required to maintain the tax qualified status of any Assertio Plan, (A) grant any current or former director, officer, employee or independent contractor any increase in base salary or hourly wage rate, bonus opportunity or other material benefits (other than base salary (and corresponding annual bonus opportunity) increases made in the ordinary course of business consistent with past practice for employees whose annual base salary immediately prior to such increase does not exceed $50,000), or pay any bonus of any kind to any current or former director, officer, employee or consultant, (B) grant or pay to any current or former director, officer, employee or consultant any severance, change in control or termination pay, or make any modifications thereto or increases therein (other than as the automatic and non-discretionary result of a permitted base salary or annual bonus opportunity increase under the immediately preceding clause (A)), (C) grant or amend any award of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards, or remove or modify any restrictions in any Assertio Plan or awards made thereunder, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Assertio Plan or other Contract or (F) adopt any new Assertio Plan or amend, modify or terminate any existing Assertio Plan, in each case for the benefit of any current or former director, officer, employee or consultant;

          (xvi)  (A) hire any employee at the executive level or higher or (B) other than in the ordinary course of business consistent with past practice, hire any other employee;

         (xvii)  terminate any employee of Assertio or its Subsidiaries or otherwise request that any employee of Assertio or its Subsidiaries resign, in each case other than for cause or poor performance (in accordance with Assertio's past practices);

        (xviii)  fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, operations and activities of Assertio and its Subsidiaries as currently in effect;

          (xix)  renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of Assertio or any of its Subsidiaries;

            (xx)  enter into any new line of business outside of its existing business;

          (xxi)  enter into any new lease or amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $25,000;

         (xxii)  take any action (or fail to take any action) in breach of this Agreement, with the actual knowledge that such action or failure to act would alone, or in conjunction with one or more other events, changes, circumstances, occurrences, effects of state of facts, have an Assertio Material Adverse Effect; or

        (xxiii)  authorize any of, or commit or agree in writing to take, any of, the foregoing actions.

        Section 6.2    Company Non-Solicitation; Company Recommendation of the Merger.

          (a)   The Company shall not, and shall not permit or authorize any of its Subsidiaries or any director, officer, employee, investment banker, financial advisor, attorney, accountant or other advisor, agent or representative (collectively, "Representatives") of the Company or any of its Subsidiaries, directly or indirectly, to (i) solicit, initiate, endorse, encourage or knowingly facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal or (iii) agree in writing or publicly propose to do any of the foregoing. The Company shall, and shall cause each of its Subsidiaries and the respective Representatives of the Company and its Subsidiaries to, (A) immediately cease and cause to be terminated all existing discussions and negotiations with any third Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such third Person and (B) request the prompt return or destruction of all confidential information previously furnished with respect to any Acquisition Proposal or potential Acquisition Proposal. Notwithstanding the foregoing, if at any time following the date of this Agreement and prior to obtaining the Company Stockholder Approval, (1) the Company receives a written Acquisition Proposal that the Company Board believes in good faith to be bona fide, (2) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of this Section 6.2, (3) the Company Board determines in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes or would be reasonably likely to lead to a Superior Proposal, and (4) the Company Board determines in good faith (after consultation with outside counsel) that the failure to take the actions referred to in clause (x) or (y) below would reasonably be expected to result in a breach of its fiduciary duties to the stockholders of the Company under applicable Law, then the Company and its Representatives may (x) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal pursuant to a confidentiality agreement containing terms no less restrictive in any material respect to the Company than, those set forth in the Confidentiality Agreement (an

  "Acceptable Confidentiality Agreement") and in accordance with procedures consistent in all material respects with the Company's practices in providing for the disclosures of such information to Assertio; provided, that (I) the Company shall provide Assertio a non-redacted copy of each confidentiality agreement the Company has executed in accordance with this Section 6.2(a) and (II) the Company shall furnish or make available to Assertio prior to or substantially concurrently with the time it is furnished or made available to such third Person any non-public information that was not previously provided to Assertio or its Representatives, and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal. The Company shall notify Assertio of any decision of the Company Board to enter into discussions or negotiations concerning such an Acquisition Proposal or to provide non-public information with respect to the Company and its Subsidiaries to any Person making such Acquisition Proposal, which notice shall be given as promptly as reasonably practicable after such determination was reached (and in any event no later than twenty-four (24) hours after such determination was reached). For the avoidance of doubt, it shall not be a violation of this Section 6.2 if the Company and its Representatives contact a third Person making any Acquisition Proposal solely to clarify the terms and conditions of such Acquisition Proposal and to determine whether it constitutes or could reasonably be expected to lead to a Superior Proposal.

          (b)   Neither the Company Board nor any committee thereof shall:

              (i)  make any Company Adverse Recommendation Change; or

             (ii)  cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract, except for an Acceptable Confidentiality Agreement (each, an "Alternative Acquisition Agreement"), in each case constituting or related to, or which is intended to or is reasonably likely to lead to, any Acquisition Proposal, or agree in writing or publicly propose to take any such actions.

        Notwithstanding the foregoing, at any time prior to obtaining the Company Stockholder Approval, the Company Board may, if the Company Board determines in good faith (after consultation with outside counsel) that the failure to do so would reasonably be expected to result in a breach of its fiduciary duties to the stockholders of the Company under applicable Law, taking into account all adjustments to the terms of this Agreement that may be proposed by Assertio pursuant to this Section 6.2(b), make a Company Adverse Recommendation Change in response to either (x) a Superior Proposal or (y) an Intervening Event; provided, however, that the Company may not make a Company Adverse Recommendation Change in response to a Superior Proposal, unless:

          (A)  the Company notifies Assertio in writing at least four (4) Business Days before taking that action of its intention to do so (the "Notice Period"), and specifies the reasons therefor, including the terms and conditions of, and the identity of the Person making, such Superior Proposal, and contemporaneously furnishes a copy (if any) of the proposed Alternative Acquisition Agreement and any other relevant transaction documents (it being understood and agreed that if there is any material amendment to the financial terms (including any such material amendment (it being understood that there may be multiple extensions)) or other terms of such Superior Proposal after the commencement of the Notice Period, the Notice Period shall be extended to ensure that at least two (2) Business Days remain in the Notice Period subsequent to the date the Company notifies Parent of the material amendment); and

          (B)  if Assertio makes a proposal during such Notice Period to adjust the terms and conditions of this Agreement, the Company Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Assertio, continues to determine in good faith (after consultation with outside counsel and its financial advisor) that such Superior Proposal continues to be a Superior Proposal and that the failure to make a Company Adverse Recommendation Change would reasonably be expected to result in a breach of its fiduciary duties to the stockholders of the Company under applicable Law; provided further, that the Company Board may not make a Company Adverse Recommendation Change in response to an Intervening Event unless:

            (1)   the Company provides Assertio with written information describing such Intervening Event in reasonable detail as soon as reasonably practicable after becoming aware of it;

            (2)   the Company keeps Assertio reasonably informed of developments with respect to such Intervening Event;

            (3)   the Company notifies Assertio in writing at least four (4) Business Days before making a Company Adverse Recommendation Change with respect to such Intervening Event of its intention to do so and specifies the reasons therefor; and

            (4)   if Assertio makes a proposal during such four (4) Business Day period to adjust the terms and conditions of this Agreement, the Company Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Assertio, continues to determine in good faith (after consultation with outside counsel) that the failure to make such Company Adverse Recommendation Change would reasonably be expected to result in a breach of its fiduciary obligations to the stockholders of the Company under applicable Law.

        During the Notice Period prior to its effecting a Company Adverse Recommendation Change, the Company shall, and shall cause its financial and legal advisors to, negotiate with Assertio in good faith (to the extent Assertio seeks to negotiate) regarding any revisions to the terms of the transactions contemplated by this Agreement proposed by Assertio. Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Subsidiaries shall enter into any Alternative Acquisition Agreement unless this Agreement has been terminated in accordance with its terms (including the payment of the Termination Fee pursuant to Section 8.3(b), if applicable).

          (c)   In addition to the obligations of the Company set forth in Section 6.2(a) and Section 6.2(b), the Company promptly shall advise Assertio in writing (and in any event within one (1) Business Day of the Company obtaining knowledge) of the receipt by the Company or Representatives of (i) any inquiry or request for information, discussion or negotiation that is reasonably likely to lead to or that contemplates an Acquisition Proposal, or (ii) any proposal or offer that is or is reasonably likely to lead to an Acquisition Proposal, in each case together with a description of the material terms and conditions of and facts surrounding any such inquiry, request, proposal or offer, the identity of the Person making any such inquiry, request, proposal or offer, and a copy of any written proposal, offer or draft agreement provided by such Person. The Company shall keep Assertio informed (orally and in writing) in all material respects on a prompt basis of the status and details, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions.

          (d)   The Company agrees that any violation of the restrictions set forth in this Section 6.2 by any director or officer, financial advisor or investment banker of the Company, whether or not such Person is purporting to act on behalf of the Company or any of its Subsidiaries, shall be deemed to be a breach of this Agreement by the Company.

          (e)   The Company shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement with any Person subsequent to the date of this Agreement that would restrict the Company's ability to comply with any of the terms of this Section 6.2, and represents that neither it nor any of its Subsidiaries is a party to any such agreement as of the date of this Agreement.

          (f)    The Company shall not take any action to exempt any Person (other than Parent, Assertio, Merger Sub and their respective Affiliates) from the restrictions on "business combinations" contained in Section 203 of the DGCL (or any similar provision of any other Takeover Law) or otherwise cause such restrictions not to apply, or agree to do any of the foregoing, in each case unless such actions are taken following or substantially concurrently with a termination of this Agreement pursuant to Section 8.1(d)(ii).

          (g)   Nothing contained in Section 6.2(a) shall prohibit the Company from taking and disclosing a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, however, that the Company and the Company Board may not effect a Company Adverse Recommendation Change, except to the extent permitted by Section 6.2(b). It is understood and agreed that a "stop, look and listen" disclosure in compliance with Rule 14d-9(f) of the Exchange Act shall not constitute a Company Adverse Recommendation Change.

          (h)   The parties hereto agree that the provisions of paragraph 8 of the Confidentiality Agreement shall terminate immediately and no longer be in force and effect from and after the date of this Agreement.

          (i)    For purposes of this Agreement:

              (i)  "Superior Proposal" means any unsolicited bona fide written Acquisition Proposal made by a third Person that is fully financed or has fully committed financing that the Company Board determines in good faith (after consultation with outside counsel and its financial advisor), taking into account all legal, financial (including the financing terms and the ability of such third Person to finance such Acquisition Proposal), regulatory and other aspects of the proposal, is (A) more favorable to the stockholders of the Company from a financial point of view than the Merger and the other transactions contemplated by this Agreement (including any adjustment to the terms and conditions proposed by Assertio in response to such proposal pursuant to and in accordance with Section 6.2(b)) and (B) reasonably likely of being completed on the terms proposed on a timely basis; provided, that, for purposes of this definition of "Superior Proposal," references in the term "Acquisition Proposal" to "15%" shall be deemed to be references to "50%"; and

             (ii)  "Intervening Event" means a material fact, event, change, development or circumstance directly related to the Company that was not known or reasonably foreseeable to the Company Board prior to the Company's execution of this Agreement, which fact, event, change, development or circumstance, or any material consequence thereof, becomes known to the Company Board prior to the receipt of the Company Stockholder Approval that does not relate to (A) an Acquisition Proposal, (B) Assertio or its Subsidiaries, (C) the announcement, pendency or consummation of the Merger, (D) any changes in the price of Assertio Common Stock or (E) any changes in the price of Company Common Stock (it being acknowledged that any underlying cause of any change in the price of Company Common Stock may be taken into account for purposes of determining whether an Intervening Event has occurred for purposes of this clause (E)); provided that, any material fact, event, change, development or circumstance that was not known or reasonably foreseeable to the Company Board prior to the Company's execution of this Agreement that would have an Assertio Material Adverse Effect shall constitute an Intervening Event.

        Section 6.3    Assertio Non-Solicitation.     Neither Assertio nor Parent shall, and shall not permit or authorize any of its Subsidiaries or any Representative of Assertio or Parent or any of their respective Subsidiaries, directly or indirectly, to (a) solicit, initiate, endorse, encourage or knowingly facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal or (b) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal. Assertio and Parent shall, and shall cause each of their respective Subsidiaries and the respective Representatives of Assertio, Parent and their respective Subsidiaries to, (A) immediately cease and cause to be terminated all existing discussions and negotiations with any third Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such third Person and (B) request the prompt return or destruction of all confidential information previously furnished with respect to any Acquisition Proposal or potential Acquisition Proposal. Neither Assertio nor Parent shall cause or permit Assertio, Parent or any of their respective Subsidiaries to enter into any Alternative Acquisition Agreement, in each case constituting or related to, or which is intended to or is reasonably likely to lead to, any Acquisition Proposal. In addition, the Company promptly shall advise the Company in writing (and in any event within one (1) Business Day of Assertio obtaining knowledge) of the receipt by Assertio, Parent or any of their respective Representatives of (i) any inquiry or request for information, discussion or negotiation that is reasonably likely to lead to or that contemplates an Acquisition Proposal or (ii) any proposal or offer that is or is reasonably likely to lead to an Acquisition Proposal, in each case together with a description of the material terms and conditions of and facts surrounding any such inquiry, request, proposal or offer, the identity of the Person making any such inquiry, request, proposal or offer, and a copy of any written proposal, offer or draft agreement provided by such third Person. Assertio shall keep the Company informed (orally and in writing) in all material respects on a prompt basis of the status and details, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions.

        Section 6.4    Preparation of Form S-4 and the Joint Proxy Statement; Stockholders' Meeting.

          (a)   As promptly as practicable after the date of this Agreement (and in any event within twenty-one (21) calendar days after the date hereof), Assertio and the Company shall prepare and file with the SEC the Joint Proxy Statement relating to (i) the special meeting of the Company's stockholders (the "Company Stockholders Meeting") to be held to consider the adoption of this Agreement and (ii) the stockholders of Assertio relating to the annual meeting of Assertio's stockholders (the "Assertio Stockholders Meeting"), which meeting shall include a proposal for the requisite stockholder approval required by the rules of Nasdaq with respect to the Parent Stock Issuance. In consultation with Assertio, the Company shall set a preliminary record date for the Company Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith. In consultation with the Company, Assertio shall set a preliminary record date for the Assertio Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith.

          (b)   As promptly as practicable following the date of this Agreement, Parent shall prepare (with the Company's reasonable cooperation) and file with the SEC a registration statement on Form S-4 (as amended or supplemented from time to time, the "Form S-4"), in which the Joint Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the Parent Stock Issuance. Each of the Company, Assertio and Parent shall use its reasonable best efforts (A) to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (B) to keep the Form S-4 effective as long as is necessary to consummate the Merger and the other transactions contemplated hereby and (C) to ensure that the Form S-4 complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Parent shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance of shares of Parent

  Common Stock in the Merger and the Company shall furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested in connection with any such action. The Company shall use reasonable best efforts to cause the Joint Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Except with respect to a Company Adverse Recommendation Change specifically permitted by Section 6.2(b), no filing of, or amendment or supplement to, the Form S-4 or the Joint Proxy Statement will be made by Parent, Assertio or the Company, as applicable, without providing the other a reasonable opportunity to review and comment thereon and without the other's prior approval (which shall not be unreasonably withheld, conditioned or delayed). Parent or Assertio, on the one hand, or the Company, on the other hand, as applicable, will advise the other promptly after it receives oral or written notice thereof, of the time when the Form S-4 has become effective or any amendment or supplement thereto has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction or any oral or written request by the SEC for amendment of the Joint Proxy Statement or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information in connection therewith, and will promptly provide the other with copies of any written communication from the SEC or any state securities commission and a reasonable opportunity to participate in the responses thereto in connection therewith. If at any time prior to the Effective Time any information relating to the Company, Assertio or Parent, or any of their respective Affiliates, officers or directors, should be discovered by the Company, Assertio or Parent that should be set forth in an amendment or supplement to any of the Form S-4 or the Joint Proxy Statement, so that any of such documents would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall promptly be filed with the SEC and, to the extent required under applicable Law, disseminated to stockholders of the Company or the stockholders of Assertio or Parent, as applicable; provided, that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any party hereunder or otherwise affect the remedies available hereunder to any party.

          (c)   As promptly as practicable after the Form S-4 is declared effective under the Securities Act, the Company shall duly call, give notice of, convene and hold the Company Stockholders Meeting solely for the purpose of obtaining the Company Stockholder Approval and, if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith (and such Company Stockholders Meeting shall in any event be no later than 35 calendar days after (i) the 10th calendar day after the preliminary Joint Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed the Company that it intends to review the Joint Proxy Statement or (ii) if the SEC has, by the 10th calendar day after the preliminary Joint Proxy Statement therefor has been filed with the SEC, informed the Company that it intends to review the Joint Proxy Statement, the date on which the SEC confirms that it has no further comments on the Joint Proxy Statement). The Company may postpone or adjourn the Company Stockholders Meeting solely (i) with the written consent of Assertio; (ii) (A) due to the absence of a quorum or (B) if the Company has not received proxies representing a sufficient number of shares for the Company Stockholder Approval, whether or not a quorum is present, to solicit additional proxies; or (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company's stockholders prior to the

  Company Stockholders Meeting; provided, that the Company may not postpone or adjourn the Company Stockholders Meeting more than a total of two times pursuant to clause (ii)(A) and/or clause (ii)(B) of this Section. Notwithstanding the foregoing, the Company shall, at the request of Parent, to the extent permitted by Law, adjourn the Company Stockholders Meeting to a date specified by Assertio for the absence of a quorum or if the Company has not received proxies representing a sufficient number of shares for the Company Stockholder Approval; provided, that the Company shall not be required to adjourn the Company Stockholders Meeting more than one time pursuant to this sentence, and no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 Business Days. Except in the case of a Company Adverse Recommendation Change specifically permitted by Section 6.2(b), the Company, through the Company Board, shall include such recommendation in the Joint Proxy Statement. Without limiting the generality of the foregoing, the Company agrees that (x) except in the event of a Company Adverse Recommendation Change specifically permitted by Section 6.2(b), the Company shall use its reasonable best efforts to solicit proxies to obtain the Company Stockholder Approval and (y) its obligations pursuant to this Section 6.4(c) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other Person of any Acquisition Proposal or the occurrence of any Company Adverse Recommendation Change.

          (d)   As promptly as practicable after the Form S-4 is declared effective under the Securities Act, Assertio shall duly call, give notice of, convene and hold the Assertio Stockholders Meeting for the purpose of obtaining the Assertio Stockholder Approval (and such Assertio Stockholders Meeting shall in any event be no later than 35 calendar days after (i) the 10th calendar day after the preliminary Joint Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed Parent that it intends to review the Joint Proxy Statement or (ii) if the SEC has, by the 10th calendar day after the preliminary Joint Proxy Statement therefor has been filed with the SEC, informed Parent that it intends to review the Joint Proxy Statement, the date on which the SEC confirms that it has no further comments on the Joint Proxy Statement). Assertio shall use its reasonable best efforts to cooperate with Company to hold the Assertio Stockholders Meeting on the same day and at the same time as the Company Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and to set the same record date for each such meeting. Assertio may postpone or adjourn the Assertio Stockholders Meeting solely (i) with the written consent of the Company; (ii) (A) due to the absence of a quorum or (B) if Assertio has not received proxies representing a sufficient number of shares for the Assertio Stockholder Approval, whether or not a quorum is present, to solicit additional proxies; or (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Assertio Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company's stockholders prior to the Assertio Stockholders Meeting; provided, that Parent may not postpone or adjourn the Assertio Stockholders Meeting more than a total of two times pursuant to clause (ii)(A) and/or clause (ii)(B) of this Section. Notwithstanding the foregoing, Assertio shall, at the request of the Company, to the extent permitted by Law, adjourn the Assertio Stockholders Meeting to a date specified by the Company for the absence of a quorum or if Assertio has not received proxies representing a sufficient number of shares for the Assertio Stockholder Approval; provided, that Parent shall not be required to adjourn the Assertio Stockholders Meeting more than one time pursuant to this sentence, and no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 Business Days. Without limiting the generality of the foregoing, Parent and Assertio agree that (x) Parent and Assertio shall use their respective reasonable best efforts to solicit proxies to obtain the Assertio Stockholder Approval and (y) their obligations pursuant to this Section 6.4(d) shall not be affected by the commencement, public proposal, public disclosure or communication to Parent, Assertio or any other Person of any Acquisition Proposal or the occurrence of any Assertio Adverse Approval Change.

          (e)   Immediately following the execution and delivery of this Agreement, Assertio, as sole stockholder of Parent, shall approve this Agreement and transactions contemplated hereby, including the Parent Stock Issuance, in accordance with the DGCL and, promptly thereafter, deliver to the Company a copy of the written consent or the minutes of the stockholders meeting of Parent reflecting such adoption and approval.

          (f)    Immediately following the execution and delivery of this Agreement, Parent, as sole stockholder of each of Assertio Merger Sub, shall adopt this Agreement and approve the Assertio Reorganization, in accordance with the DGCL and, promptly thereafter, deliver to the Company a copy of the written consent or the minutes of the stockholders meeting of Assertio Merger Sub reflecting such adoption and approval.

        Section 6.5    Access to Information; Confidentiality.

          (a)   The Company shall, and shall cause each of its Subsidiaries to, afford to Parent, Assertio and their respective Representatives reasonable access during normal business hours and upon reasonable advance notice, during the period prior to the earlier of the Closing or the termination of this Agreement in accordance with its terms, to all their respective properties, assets, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to Assertio such other information concerning the Company's business, properties and personnel as Parent, Assertio or Merger Sub may reasonably request (including Tax Returns filed and those in preparation and the work papers of its auditors).

          (b)   Parent, Assertio and Merger Sub shall, and shall cause each of their respective Subsidiaries to, afford to the Company and its Representatives reasonable access during normal business hours and upon reasonable advance notice, during the period prior to the earlier of the Closing or the termination of this Agreement in accordance with its terms, to all their respective properties, assets, books, contracts, commitments, personnel and records and, during such period, Parent, Assertio and Merger Sub shall, and shall cause each of their respective Subsidiaries to, furnish promptly to the Company such other information concerning the business, properties and personnel of Parent, Assertio and Merger Sub or their respective Subsidiaries as the Company may reasonably request (including Tax Returns filed and those in preparation and the work papers of its auditors).

          (c)   This Section 6.5 shall not require a party to permit any access, or to disclose any information, that in its reasonable, good faith judgment (after consultation with outside counsel) would reasonably be expected to result in (i) any violation of any Law to which such party is subject or cause any privilege (including attorney-client privilege) which the such party or any of its Subsidiaries would be entitled to assert to be undermined with respect to such information or (ii) if the Company and its Subsidiaries, on the one hand, and Parent, Assertio or any of their respective Subsidiaries, on the other hand, are adverse parties in an Action, such information being reasonably pertinent thereto; provided, that the parties shall use their reasonable best efforts to find a way to permit disclosure of such information.

          (d)   All such information shall be held confidential in accordance with the terms of the Confidentiality Agreement between Assertio and the Company dated as of January 20, 2020 (the "Confidentiality Agreement"). No investigation pursuant to this Section 6.5 or information provided, made available or delivered to any party pursuant to this Agreement shall affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder.

        Section 6.6    Commercially Reasonable Efforts.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) obtain all required consents, approvals or waivers from, or participation in other discussions or negotiations with, third parties, including as required under any Material Contract, (ii) obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities, make all necessary registrations, declarations and filings and make all commercially reasonable efforts to obtain an approval or waiver from, or to avoid any Action by, any Governmental Entity, (iii) vigorously resist and contest any Action, including administrative or judicial Action, and seek to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that could restrict, prevent or prohibit consummation of the Merger and the other transactions contemplated hereby, including, without limitation, by vigorously pursuing all avenues of administrative and judicial appeal and (iv) execute and deliver any additional instruments necessary to consummate the transactions contemplated hereby and fully to carry out the purposes of this Agreement; provided, however, that neither the Company nor any of its Subsidiaries shall commit to the payment of any fee, penalty or other consideration or make any other concession, waiver or amendment under any Contract in connection with obtaining any consent without the prior written consent of Assertio. Each of the parties hereto shall furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing. Subject to applicable Law relating to the exchange of information, Assertio and the Company shall each have the right to review in advance, and to the extent practicable each shall consult with the other in connection with, all of the information relating to Assertio or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of Assertio and the Company shall act reasonably and as promptly as practicable. Subject to applicable Law and the instructions of any Governmental Entity, to the extent practicable under the circumstances, shall provide the other party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the transactions contemplated hereby.

          (b)   Notwithstanding any other provision of this Agreement to the contrary, in no event shall Assertio or any of its Affiliates be required to (i) agree or proffer to divest or hold separate (in a trust or otherwise), or take any other action with respect to, any of the assets or businesses of Assertio or any of its Affiliates or, assuming the consummation of the Merger, the Surviving Corporation or any of its Affiliates, (ii) agree or proffer to limit in any manner whatsoever or not to exercise any rights of ownership of any securities (including the shares of Company Common Stock) or (iii) enter into any agreement that in any way limits the ownership or operation of any business of Parent, Assertio, the Company, the Surviving Corporation or any of their respective Affiliates.

        Section 6.7    Takeover Laws.     The Company and the Company Board shall (a) take no action to cause any Takeover Law to become applicable to this Agreement, the Merger or any of the other transactions contemplated hereby and (b) if any Takeover Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated hereby, take all action necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Law with respect to this Agreement, the Merger and the other transactions contemplated hereby.

        Section 6.8    Notification of Certain Matters.     The Company and Assertio shall promptly notify each other of (a) any notice or other communication received by such party from (x) any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or (y) from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, (b) any Action commenced or, to such party's knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the transactions contemplated hereby or (c) any change, condition or event between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 7.2(a), Section 7.2(b), or Section 7.2(d) of this Agreement (in the case of the Company) or Section 7.3(a), Section 7.3(b), or Section 7.3(d) of this Agreement (in the case of Parent), to be satisfied.; provided, however, that no such notification shall affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder. This Section 6.8 shall not constitute an obligation for purposes of Section 7.2(b) or Section 7.3(b).

        Section 6.9    Indemnification, Exculpation and Insurance.

          (a)   Parent, Assertio and Merger Sub agree that all rights to exculpation and indemnification, including provisions relating to the advancement of expenses incurred in the defense of any Action, existing in favor of any individual who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time a director or officer of the Company or any of its Subsidiaries (each, an "Indemnified Party") as provided in the respective governing documents of the Company or any of its Subsidiaries (or in any indemnification agreement as in effect on the date hereof and (x) which has previously been furnished or made available to Assertio or (y) is listed on Section 6.9(a) to the Company Disclosure Letter and disclosed in the Company SEC Documents) as in effect on the date of this Agreement for acts or omissions occurring prior to the Effective Time shall be assumed and performed by the Surviving Corporation and shall continue in full force and effect until the expiration of the applicable statute of limitations with respect to any claims against such individuals arising out of such acts or omissions, except as otherwise required by applicable Law. For a period of six (6) years from the Effective Time, the Surviving Corporation shall, and Parent and Assertio shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses substantially equivalent to the provisions of the governing documents of the Company and its Subsidiaries as in effect immediately prior to the Effective Time with respect to acts or omissions by any such occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. During such period, Parent shall guarantee the obligations of the Surviving Corporation with respect to any and all amounts payable under this Section 6.9.

          (b)   For a period of six (6) years after the Effective Time, Parent shall cause to be maintained in effect the Company's current directors' and officers' liability insurance covering each Person currently covered by the Company's directors' and officers' liability insurance policy for acts or omissions occurring prior to the Effective Time (the "Current Policy"); provided, that Parent may for such period (i) substitute therefor policies of an insurance company the terms of which, including coverage and amount, are no less favorable to such directors and officers than the Company's existing policies as of the date hereof or (ii) request that the Company obtain such extended reporting period coverage under its existing insurance programs (to be effective as of the Effective Time); and provided further, that in no event shall Parent or the Company be required to pay annual premiums for insurance under this Section 6.9(b)(ii) in excess of 250% of the amount of the annual premiums paid by the Company for fiscal year 2019 for such purpose (which fiscal year 2019 premiums are hereby represented and warranted by the Company to be as set forth in Section 6.9(b) of the Company Disclosure Letter), it being understood that Parent shall nevertheless be obligated to provide as much coverage as may be obtained for such 250% amount. A correct and complete copy of the Current Policy has been heretofore furnished to Assertio.

          (c)   In the event that Parent, the Surviving Corporation or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all its properties and assets to any Person, then, and in each such case, Parent shall cause proper provision to be made so that the successor and assign of Parent or the Surviving Corporation assumes the obligations set forth in this Section 6.9.

          (d)   The provisions of this Section 6.9 shall survive consummation of the Merger and are intended to be for the benefit of, and will be enforceable by, each Indemnified Party, his or her heirs and his or her legal representatives.

        Section 6.10    Stock Exchange Listing.     Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in the Merger, and such other shares of Parent Common Stock to be reserved for issuance in connection with the Merger, to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Closing.

        Section 6.11    Stockholder Litigation.     Prior to the Effective Time:

          (a)   the Company shall give Parent the opportunity to participate in the defense and settlement of any stockholder litigation against the Company and/or its officers or directors relating to the Merger or any of the other transactions contemplated by this Agreement in accordance with the terms of a mutually agreed upon joint defense agreement. The Company shall not enter into any settlement agreement in respect of any stockholder litigation against the Company and/or its directors or officers relating to the Merger or any of the other transactions contemplated hereby without Parent's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

          (b)   Parent and Assertio shall consult with the Company and keep the Company reasonably apprised regarding the defense and settlement of any stockholder litigation against Parent, Assertio and/or any of their respective officers or directors relating to the Merger or any of the other transactions contemplated by this Agreement in accordance with the terms of a mutually agreed upon joint defense agreement.

        Section 6.12    Public Announcements.     Each of Parent, Assertio and Merger Sub, on the one hand, and the Company, on the other hand, shall, to the extent reasonably practicable, consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated hereby and shall not issue any such press release or make any public announcement prior to such consultation and review, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system. The initial press release of the parties announcing the execution of this Agreement shall be a joint press release of Assertio and the Company in a form that is mutually agreed. Notwithstanding the foregoing, the restrictions set forth in this Section 6.12 shall not apply to any release, announcement or statement made or proposed to be made in connection with and related to: (a) a Company Adverse Recommendation Change, (b) an Assertio Adverse Approval Change; or (c) any disclosures made in compliance with Section 6.2.

        Section 6.13    Section 16 Matters.     Prior to the Effective Time, each of Parent and the Company shall take all such steps as may be necessary or appropriate to cause the transactions contemplated by this Agreement, including any dispositions of Company Common Stock (including derivative securities with respect to such Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to such Parent Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 6.14    Employee Matters.

          (a)   For a period of twelve (12) months following the Closing Date, but not beyond the date on which a Continuing Employee's (as defined below) employment with the Company or any of its Subsidiaries terminates (the "Continuation Period"), Parent shall, or shall cause one of its Subsidiaries (including, after the Effective Time, the Surviving Corporation and its Subsidiaries) to, provide to each individual employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a "Continuing Employee") (i) the base salary or hourly wages and cash bonus opportunities that are, in each case, no less favorable in the aggregate to those provided to the Continuing Employee immediately prior to the Effective Time and (ii) all other employee benefits (excluding equity, equity-based and change in control benefits and defined benefit pension plan benefits) that are substantially comparable in the aggregate to the employee benefits (excluding equity, equity-based and change in control benefits and defined benefit pension plan benefits) provided to the Continuing Employee immediately prior to the Effective Time. Nothing herein shall prevent Parent or any of its Subsidiaries (including, after the Effective Time, the Surviving Corporation or any of its Subsidiaries) from terminating the employment of any Continuing Employee during the Continuation Period in compliance with applicable Law.

          (b)   Notwithstanding anything to the contrary in this Agreement, and without limiting the generality of Section 6.14(a), Parent shall, or shall cause its Subsidiaries (including, after the Effective Time, the Surviving Corporation and its Subsidiaries) to, provide severance pay to each Continuing Employee that is terminated on or prior to the first anniversary of the Closing Date that is no less than the severance pay provided by the Company or its Subsidiaries to such Continuing Employee under the Company Plans set forth on Section 6.14(b) of the Company Disclosure Letter as in effect on the date hereof.

          (c)   With respect to any employee benefit plan, policy, program or arrangement of Parent or any of its Subsidiaries (including, after the Effective Time, the Surviving Corporation and its Subsidiaries) that is maintained for the benefit of any Continuing Employee (each, a "Parent Plan"), Parent shall, or shall cause one of its Subsidiaries to, credit each Continuing Employee with all service with the Company and its Subsidiaries (and their respective predecessors) for all purposes, including without limitation, for purposes of eligibility and vesting but not for benefit accruals (other than benefit accruals for vacation); provided, however, that such service shall not be credited to the extent that it would result in a duplication of benefits.

          (d)   Without limiting the provisions of Section 6.14(a) or Section 6.14(c), with respect to each Parent Plan that provides medical, dental, vision, prescription drug, life insurance or disability benefits, Parent shall, or shall cause one of its Affiliates (including, after the Closing, the Company and its Subsidiaries) to, use its commercially reasonable efforts to (i) waive all pre-existing condition, actively at work, waiting period and similar requirements that apply to any Continuing Employee (and his or her eligible dependents) to the extent that such requirement was satisfied by, or did not apply to, such Continuing Employee under the corresponding Company Plan as of immediately prior to the Closing; and (ii) honor all expenses paid or incurred by the Continuing

  Employees and their eligible dependents under the corresponding Company Plan during the portion of the plan year in which such Continuing Employee or eligible dependent becomes eligible for coverage under such Parent Plan for purposes of satisfying applicable deductible, co-insurance and maximum out-of-pocket expenses.

          (e)   Notwithstanding any other provision of this Agreement, nothing contained in this Section 6.14 shall (i) be deemed to be the adoption of, or an amendment to, any employee benefit plan, as that term is defined in Section 3(3) of ERISA, Company Plan or Assertio Plan (ii) limit the right of the Company, any of its Subsidiaries, Parent or any of their respective Affiliates, to amend, modify or terminate any employee benefit plan, program or arrangement (including any Company Plan and Assertio Plan) or (iii) give any Continuing Employee (or dependent or beneficiary thereof) or any other Person who is not a party to this Agreement any right to enforce the provisions of this Section 6.14.

        Section 6.15    Obligations of Parent and Merger Sub.     Assertio shall take all corporate action necessary as the sole stockholder of Parent prior to the Assertio Reorganization to enable Parent and Merger Sub to consummate the transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement.

        Section 6.16    Intercompany Agreements.     During the period from the date of this Agreement until the Closing, Assertio shall and shall cause the entities listed on Schedule 6.16 of the Assertio Disclosure Letter (each such entity, an "Intercompany Entity") to use their respective reasonable best efforts to negotiate with the Company intercompany agreements upon the terms set forth in the term sheet attached hereto as Exhibit D (each, an "Intercompany Agreement").

        Section 6.17    Tax Treatment.     Each of Parent, Assertio, the Company and their respective Subsidiaries shall use reasonable best efforts to cause either (i) each of the Assertio Reorganization and the Merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code or (ii) such transactions taken together to qualify as a transaction governed by Section 351 of the Code. Such efforts shall include exercising reasonable best efforts to cause either the Assertio LLC Merger or the Company LLC Merger to occur immediately after the Assertio Reorganization and the Merger in the event that such LLC mergers are deemed necessary in order to preserve the treatment referred to in the preceding sentence. None of Assertio, the Company or any of their respective Subsidiaries shall take any action, or allow any affiliate to take any action, that could reasonably be expected to preclude any of the foregoing.

        Section 6.18    Tax Returns.     To the extent that the Company files any federal or state income tax returns for any tax year ending during the 2019 calendar year on or prior to the Closing Date, it shall elect to not have the provisions of Section 382(l)(5) (or comparable provisions of state or local) apply to any ownership change that occurred during such year.

ARTICLE VII
CONDITIONS PRECEDENT

        Section 7.1    Conditions to Each Party's Obligation to Effect the Merger.     The obligation of each party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a)    Stockholder Approval.    The Company Stockholder Approval and the Assertio Stockholder Approval shall each have been obtained.

          (b)    No Injunctions or Legal Restraints; Illegality.    No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity that, in any such case, prohibits or makes illegal the consummation of the Merger.

          (c)    Nasdaq Listing.    The shares of Parent Common Stock issuable to the stockholders of the Company and to holders of Company Options, Company Restricted Stock Units and Company Performance Stock Units as provided for in Article III shall have been approved for listing on the Nasdaq, subject to official notice of issuance.

          (d)    Form S-4.    The Form S-4 shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened.

          (e)    Intercompany Agreements.    Each of the Company, Assertio, Parent and the Intercompany Entities shall have duly executed and delivered to each other the Intercompany Agreements to which they are a party.

        Section 7.2    Conditions to the Obligations of Parent and Merger Sub.     The obligation of Parent and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Parent, at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    (i) Each of the representations and warranties of the Company set forth in Section 4.1(a), Section 4.2(a) (other than de minimis inaccuracies with respect to Sections 4.2(a)(iii) and 4.2(a)(iv) or, with respect to Section 4.2(a)(i), an inaccuracy of less than 5,000 additional shares of Company Common Stock), Section 4.4, Section 4.5(a)(i)and Section 4.24 shall be true and correct as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) the remaining representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all knowledge, materiality and "Material Adverse Effect" qualifications and exceptions contained in such representations and warranties shall be disregarded).

          (b)    Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

          (c)    Officers' Certificate.    Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d).

          (d)    Absence of Material Adverse Effect.    Since the date of this Agreement there shall not have occurred any event, change, circumstance, occurrence, effect or state of facts that, individually on in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (e)    Amendment to Indenture.    The Company shall have executed the first supplemental indenture to the Indenture, dated as of January 31, 2019, by and among the Company, the Guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral agent, in substantially the form attached hereto as Exhibit C.

        Section 7.3    Conditions to the Obligations of the Company.     The obligation of the Company to effect the Merger is also subject to the satisfaction, or waiver by the Company, at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    (i) Each of the representations and warranties of Parent, Assertio and Merger Sub set forth in Section 5.1(a), Section 5.2 (other than de minimis inaccuracies or, with respect to Section 5.2(a)(i), an inaccuracy of less than 5,000 additional shares of Assertio Common Stock), Section 5.4, Section 5.5(a)(i) and Section 5.25 shall be true and correct as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) each of the remaining representations and warranties of Parent, Assertio and Merger Sub set forth in this Agreement that are qualified as to materiality or Assertio Material Adverse Effect shall be true and correct (as so qualified) and each of the representations and warranties of Parent, Assertio and Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date).

          (b)    Performance of Obligations of Parent and Merger Sub.    Parent, Assertio and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time.

          (c)    Officers' Certificate.    The Company shall have received a certificate signed by an executive officer of Assertio certifying as to the set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(d).

          (d)    Absence of Assertio Material Adverse Effect.    Since the date of this Agreement there shall not have occurred any event, change, circumstance, occurrence, effect or state of facts that, individually on in the aggregate, has had or would reasonably be expected to have an Assertio Material Adverse Effect.

          (e)    Minimum Cash.    Parent, Assertio and their respective Subsidiaries shall have the Minimum Cash available to them.

        Section 7.4    Frustration of Closing Conditions.     (a) None of Parent, Assertio or Merger Sub may rely on the failure of any condition set forth in Section 7.2 to be satisfied if such failure was proximately caused by any action or failure to act of Parent, Assertio or Merger Sub that constitutes a breach of this Agreement by Parent, Assertio or Merger Sub and (b) the Company may not rely on the failure of any condition set forth in Section 7.3 to be satisfied if such failure was proximately caused by any action or failure to act of the Company that constitutes a breach of this Agreement by the Company.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

        Section 8.1    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or the Assertio Stockholder Approval has been obtained (with any termination by Assertio also being an effective termination by Merger Sub and Parent):

          (a)   by mutual written consent of Assertio and the Company;

          (b)   by either Assertio or the Company:

              (i)  if the Merger shall not have been consummated on or before September 12, 2020 (the "Outside Date"); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the primary cause of, or the primary factor that resulted in, the failure of the Merger to be consummated by the Outside Date; provided further, that if as of the Outside Date, all of the conditions precedent to Closing other than the condition set forth in Section 7.1(a) (and other than those conditions that by their terms are to be satisfied at the Closing or on the Closing Date) shall have been satisfied as of the Outside Date, and either the Company Stockholders Meeting or the Assertio Stockholders Meeting has not been held, then either Assertio or the Company may unilaterally extend the Outside Date until October 17, 2020 upon written notice to the other;

             (ii)  if any court of competent jurisdiction or other Governmental Entity shall have issued a judgment, order, injunction, rule or decree, or taken any other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement and such judgment, order, injunction, rule, decree or other action shall have become final and nonappealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the primary cause of, or the primary factor that resulted in, such judgment, order, injunction, rule, decree, ruling or other action;

            (iii)  if the Company Stockholder Approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor or, if the Company Stockholders Meeting has been postponed or adjourned, at the final adjournment or postponement thereof, at which a vote on the adoption of this Agreement was taken; provided that the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b)(iii) if the failure to obtain such Company Stockholder Approval is proximately caused by any action or failure to act of the Company that constitutes a breach of this Agreement; or

            (iv)  if the Assertio Stockholder Approval shall not have been obtained at the Assertio Stockholders Meeting duly convened therefor or, if the Assertio Stockholders Meeting has been postponed or adjourned, at the final adjournment or postponement thereof, at which a vote on the adoption of this Agreement was taken; provided that Assertio shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b)(iv) if the failure to obtain such Assertio Stockholder Approval is proximately caused by any action or failure to act of Assertio that constitutes a breach of this Agreement;

          (c)   by Assertio:

              (i)  if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (other than with respect to a breach of Section 6.2), or if any representation or warranty of the Company shall have become untrue, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing at the Effective Time (A) would result in the failure of any of the conditions set forth in Section 7.1 or Section 7.2 and (B) cannot be or, if curable, has not been cured by the earlier of (1) the Outside Date and (2) thirty (30) days after the giving of written notice to the Company of such breach or failure; provided, that Assertio shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent, Assertio or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement; or

             (ii)  prior to the receipt of the Company Stockholder Approval, if: (A) a Company Adverse Recommendation Change shall have occurred, (B) the Company shall have materially breached or failed to perform any of its obligations set forth in Section 6.2, or (C) the Company or the Company Board (or any committee thereof) shall have publicly authorized or publicly proposed to take any of the foregoing actions;

            (iii)  if the condition set forth in Section 7.2(e) has not and will not be timely satisfied in order for the Merger to be consummated on or before the Outside Date.

          (d)   by the Company:

              (i)  if Parent, Assertio or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (other than with respect to a breach of Section 6.3), or if any representation or warranty of Parent, Assertio or Merger Sub shall have become untrue, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing at the Effective Time (i) would result in the failure of any of the conditions set forth in Section 7.1 or Section 7.3 and (ii) cannot be or, if curable, has not been cured by the earlier of (A) the Outside Date and (B) 30 days after the giving of written notice to Assertio of such breach or failure; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if it is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement;

             (ii)  prior to receipt of the Assertio Stockholder Approval, if: (A) an Assertio Adverse Approval Change shall have occurred or (B) Parent or Assertio shall have materially breached or failed to perform any of its obligations set forth in Section 6.3, or (C) Assertio or the Assertio Board (or any committee thereof) shall have formally resolved or publicly authorized or publicly proposed to take any of the foregoing actions.

        The party desiring to terminate this Agreement pursuant to this Section 8.1 (other than pursuant to Section 8.1(a)) shall give written notice of such termination to the other party.

        Section 8.2    Effect of Termination.     In the event of termination of the Agreement, this Agreement shall immediately become void and have no effect, without any liability or obligation on the part of Parent, Assertio, Merger Sub or the Company, provided, that:

          (a)   the Confidentiality Agreement (as amended hereby) and the provisions of Section 6.13 (Public Announcements), this Section 8.2, Section 8.3 (Fees and Expenses), Section 9.2 (Notices), Section 9.5 (Entire Agreement), Section 9.6 (No Third Party Beneficiaries), Section 9.7 (Governing Law), Section 9.8 (Submission to Jurisdiction), Section 9.9 (Assignment; Successors), Section 9.10 (Specific Performance), Section 9.12 (Severability), Section 9.13 (Waiver of Jury Trial) and Section 9.16 (No Presumption Against Drafting Party) shall survive the termination hereof;

          (b)   the Company may have liability as provided in Section 8.3; and

          (c)   subject to the limitation of liability in Section 8.3(b), no such termination shall relieve any party from any liability or damages resulting from a Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity.

        Section 8.3    Fees and Expenses.

          (a)   Except as otherwise provided in this Section 8.3, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except that at the Effective Time, all Transaction Expenses shall be payable by Parent.

          (b)   In the event that:

              (i)  (A) this Agreement is terminated by the Company or Assertio pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii) or by Assertio pursuant to Section 8.1(c)(i), (B) prior to such termination, an Acquisition Proposal (whether or not conditional) is publicly made and not withdrawn, and (C) within twelve (12) months after the date of such termination, (1) the Company enters into a written definitive agreement providing for the consummation of any Acquisition Proposal (which is subsequently consummated, which consummation need not occur within such twelve (12) month period), or (2) any Acquisition Proposal is consummated, which, in each case, need not be the same Acquisition Proposal that was made, disclosed or communicated prior to termination hereof, then, in any such event, the Company shall pay to Parent, on the date of consummation of such Acquisition Proposal, by wire transfer of immediately available funds, to an account designated in writing by Parent, a fee of $3,400,000 (the "Termination Fee") (provided, that for purposes of this clause (C), each reference to "15%" in the definition of "Acquisition Proposal" shall be deemed to be a reference to "50%"); or

             (ii)  this Agreement is terminated by Assertio pursuant to Section 8.1(c)(ii) or Section 8.1(c)(iii), the Company shall pay to Parent the Termination Fee, as promptly as reasonably practicable after termination (and, in any event, within two (2) Business Days thereof), by wire transfer of immediately available funds, to an account designated in writing by Parent.

It being understood that in no event shall the Company be required to pay the Termination Fee on more than one occasion; provided, that the payment by the Company of the Termination Fee shall not relieve the Company from any liability or damage resulting from a Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. Notwithstanding anything in this Agreement to the contrary, to the extent any Parent Expenses are paid or payable by the Company, the aggregate amount of such Parent Expenses shall be credited against the Termination Fee payable.

          (c)   In the event that this Agreement is terminated by the Company or Parent pursuant to Section 8.1(b)(iii) or by Parent pursuant to (x) Section 8.1(c)(i) under circumstances in which the Termination Fee is not then payable pursuant to Section 8.3(b)(i) or (y) Section 8.1(c)(ii) or Section 8.1(c)(iii), then the Company shall reimburse Assertio, Parent and their respective Subsidiaries for all of their reasonable, documented out-of-pocket fees and expenses (including all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to Parent, Assertio and their respective Subsidiaries) incurred by Assertio, Parent and their respective Subsidiaries prior to such termination in connection with the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the "Parent Expenses"), up to a maximum amount of $1,750,000; provided, that the payment by the Company of the Parent Expenses pursuant to this Section 8.3(c), (i) shall not relieve the Company of any subsequent obligation to pay the Termination Fee pursuant to Section 8.3(b) except to the extent indicated in such Section and (ii) shall not relieve the Company from any liability or damage resulting from a Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. It being understood that in no event shall the Company be required to pay the Parent Expenses on more than one occasion. The Company shall pay the Parent Expenses within two (2) Business Days of the Company's receipt of a written statement from Assertio setting forth the Parent Expenses in reasonable detail.

          (d)   In the event that this Agreement is terminated by the Company or Parent pursuant to (x) Section 8.1(d)(i) or (y) Section 8.1(b)(iv), then Assertio shall reimburse the Company and its

  Subsidiaries for all of their reasonable, documented out-of-pocket fees and expenses (including all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to the Company and its Subsidiaries) incurred by the Company and its Subsidiaries prior to such termination in connection with the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the "Company Expenses"), up to a maximum amount of $1,750,000; provided, that the payment by the Company of the Company Expenses pursuant to this Section 8.3(d), (i) shall not relieve Assertio, Parent or any of their respective Subsidiaries from any liability or damage resulting from a Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. It being understood that in no event shall Assertio be required to pay the Company Expenses on more than one occasion. Assertio shall pay the Company Expenses within two (2) Business Days of Assertio's receipt of a written statement from the Company setting forth the Company Expenses in reasonable detail.

          (e)   The parties hereto acknowledge that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if either the Company, on the one hand, or Assertio, on the other hand, fails promptly to pay any amounts due pursuant to this Section 8.3, and, in order to obtain such payment, the other party commences a suit that results in a judgment against the first party for the amounts set forth in this Section 8.3, the first party shall pay to other party its costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amounts due pursuant to this Section 8.3 from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

        Section 8.4    Amendment or Supplement.     This Agreement may be amended, modified or supplemented by the parties by action taken or authorized by their respective Boards of Directors at any time prior to the Effective Time, whether before or after Company Stockholder Approval or the Assertio Stockholder Approval has been obtained; provided, however, that after the Company Stockholder Approval has been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption; provided further, however, that after the Assertio Stockholder Approval has been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Assertio or Parent without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

        Section 8.5    Extension of Time; Waiver.     At any time prior to the Effective Time, the parties may, by action taken or authorized by their respective Boards of Directors, to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties set forth in this Agreement or any document delivered pursuant hereto or (c) subject to applicable Law, waive compliance with any of the agreements or conditions of the other parties contained herein; provided, however, that after the Company Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

ARTICLE IX
GENERAL PROVISIONS

        Section 9.1    Non-survival of Representations and Warranties.     None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time.

        Section 9.2    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon written confirmation of receipt by e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to Parent, Assertio, Merger Sub or the Surviving Corporation, to:

Assertio Therapeutics, Inc.
100 South Saunders Rd., Suite 300
Lake Forest, IL 60045
Attention: Legal Department
E-mail: Legal@assertiotx.com
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
555 Mission St.
San Francisco, CA 94105
Attention: Ryan A. Murr
E-mail: rmurr@gibsondunn.com
(ii)	if to Company, to:

Zyla Life Sciences
600 Lee Road, Suite 100
Wayne, PA 19087
Attention: Todd N. Smith
Megan C. Timmins
E-mail: tsmith@zyla.com
MTimmins@zyla.com
with a copy (which shall not constitute notice) to:
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Attention: David Rosenthal
E-mail: david.rosenthal@dechert.com

        Section 9.3    Certain Definitions.     For purposes of this Agreement:

          (a)   "Acquisition Proposal" means, with respect to either the Company or Assertio, any proposal or offer with respect to any direct or indirect acquisition or purchase or license, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, licensing or similar transaction, or otherwise, of (A) assets or businesses of such Person and its Subsidiaries that generate more than 15% of the consolidated net revenues or net income (for the twelve (12) month period ended on the last day of such Person's most recently completed fiscal quarter) or that represent more than 15% of the total assets (based on fair market value) of such Person and its Subsidiaries, taken as a whole, immediately prior to such transaction, in each case other than in the ordinary course of business of such Person and its Subsidiaries, or (B) more than 15% of any class of capital stock, other equity securities or voting power of such Person, any of its Subsidiaries or any resulting parent company of such Person, in each case other than the Merger and other transactions contemplated by this Agreement.

          (b)   "Affiliate" of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person;

          (c)   "Assertio Adverse Approval Change" means the Assertio Board or the Parent Board or a committee thereof (A) withdrawing (or modify or materially qualifying in any manner adverse to the Company) the approval or declaration of advisability by the Assertio Board, the Parent Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby or the recommendation of the Parent Stock Issuance, (B) within ten (10) Business Days of a tender or exchange offer for shares of Assertio Common Stock or Parent Common Stock having been commenced that would have the effect of precluding the Merger, failing to publicly recommend against such tender or exchange offer, (C) failing to include in the Joint Proxy Statement that is mailed to Assertio's stockholders the approval or declaration of advisability by the Assertio Board, the Parent Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby or the recommendation of the Parent Stock Issuance, (D) approving, or recommending or otherwise declaring advisable the approval by the Assertio stockholders of, any Acquisition Proposal, (E) other than in the context of a tender or exchange offer for shares of Assertio Common Stock or Parent Common Stock, failing to publicly reaffirm its approval of the Merger or its recommendation of the Parent Stock Issuance after the date any Acquisition Proposal or any material modification thereto (which request shall only be made once per Acquisition Proposal or material modification) is first publicly announced, within one (1) Business Day after a request to do so by the Company.

          (d)   "Assertio Owned IP" means all Intellectual Property owned by Assertio or any of its Subsidiaries in whole or in part.

          (e)   "Assertio Product" means CAMBIA® (diclofenac potassium) and ZIPSOR® (diclofenac potassium).

          (f)    "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable Law to be closed;

          (g)   "Company Adverse Recommendation Change" means the Company Board or a committee thereof (A) withdrawing (or modifying or materially qualifying in any manner adverse to Parent, Assertio or Merger Sub) the recommendation or declaration of advisability by the Company Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby, (B) failing to include the Company Board Recommendation in the Joint

  Proxy Statement that is mailed to the Company's stockholders, (C) recommending or otherwise declaring advisable the approval by the Company stockholders of any Acquisition Proposal, (D) within ten (10) Business Days of a tender or exchange offer for shares of Company Common Stock having been commenced that would have the effect of precluding the Merger, failing to publicly recommend against such tender or exchange offer, or (E) other than in the context of a tender or exchange offer for shares of Company Common Stock, failing to publicly reaffirm its recommendation of the Merger after the date any Acquisition Proposal or any material modification thereto (which request shall only be made once per Acquisition Proposal or material modification) is first publicly announced, within one (1) Business Day after a request to do so by Assertio.

          (h)   "Company Credit Agreement" means the Credit Agreement, dated as of March 20, 2019, among the Company, Cantor Fitzgerald Securities, as administrative agent and collateral agent, and the lenders party thereto.

          (i)    "Company Debt Documents" means, collectively, (i) the Indenture, dated as of January 31, 2019, among the Company, the guarantors from time to time party thereto and U.S. Bank National Association, as trustee and collateral and (ii) the Company Credit Agreement.

          (j)    "Company Owned IP" means all Intellectual Property owned by the Company or any of its Subsidiaries in whole or in part.

          (k)   "Company Product" means SPRIX® (ketorolac tromethamine), OXAYDO® (oxycodone HCI, USP), ZORVOLEX® (diclofenac) and INDOCIN® (indomethacin).

          (l)    "control" (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

          (m)  "FDCA" means the Federal Food, Drug & Cosmetic Act.

          (n)   "Indebtedness" means, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to unearned advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person, (iv) all obligations of such Person under installment sale contracts, (v) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, and (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position of others or to purchase the obligations of others;

          (o)   "Intellectual Property" means all intellectual property rights of any kind or nature in any jurisdiction throughout the world, including all of the following to the extent protected by applicable law: (i) trademarks or service marks (whether registered or unregistered), trade names, domain names, social media user names, social media addresses, logos, slogans, and trade dress, including applications to register any of the foregoing, together with the goodwill symbolized by any of the foregoing; (ii) patents, utility models and any similar or equivalent statutory rights with respect to the protection of inventions, and all applications for any of the foregoing, together with all re-issuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof; (iii) copyrights (registered and unregistered) and applications for registration; (iv) trade secrets and customer lists, in each case to the extent any of the foregoing derives economic value (actual or potential) from not being generally known to other Persons who can obtain economic value from its disclosure or use, and other confidential information ("Trade Secrets"); and (v) any other proprietary or intellectual property rights of any kind or nature.

          (p)   "knowledge" of any party means (i) with respect to the Company, the actual knowledge of each of the individuals listed in Section 9.3 of the Company Disclosure Letter; and (ii) with respect to Assertio or Parent, the actual knowledge of each of the individuals listed in Section 9.3 of the Assertio Disclosure Letter; in each case, after reasonable inquiry.

          (q)   "Minimum Cash" shall mean cash and cash equivalents of Parent, Assertio and their respective Subsidiaries equal to $25,000,000, in U.S. currency in bank or investment accounts of the Parent, Assertio or any of their respective Subsidiaries; provided, however, that, in each case, any cash equivalents or amounts held in investment accounts shall be counted toward Minimum Cash at the liquidation value thereof and only to the extent such amounts are readily convertible into cash; provided, further, however that for purposes of calculating Minimum Cash, the aggregate amount of any such cash and cash equivalents shall be reduced by the aggregate amount outstanding under Assertio's Convertible Senior Notes due 2021 or Assertio's Convertible Senior Notes due 2024.

          (r)   "Order" means any judgment, ruling, order, writ, injunction, award or decree of any Governmental Entity.

          (s)   "Permitted Liens" means as to any Person: (i) statutory Liens for current taxes and assessments not yet past due or the amount or validity of which is being contested in good faith by appropriate proceedings, (ii) mechanics', workmen's, repairmen's, warehousemen's and carriers' and similar statutory Liens arising in the ordinary course of business of such Person consistent with past practice, (iii) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person's owned or leased real property, which are not violated by the current use and operation of such real property, (iv) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person's owned or leased real property, which do not materially detract from the value of or materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses; (v) any right of way or easement related to public roads and highways, which do not materially detract from the value of or materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses; (vi) Liens arising under workers' compensation, unemployment insurance, social security, retirement, and similar legislation; (vii) statutory and contractual Liens to secure obligations to landlords under real property leases; (viii) unrecorded easements, restrictions and similar agreements that do not materially detract from the value of or materially impair the occupancy or use of the affected real property for the purposes for which it is currently used in connection with such Person's businesses; and (ix) Liens arising under or in connection with the respective Company Debt Documents.

          (t)    "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity;

          (u)   "Subsidiary" means, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person;

          (v)   "Tax Return" means any return, declaration, report, certificate, bill, election, claim for refund, information return, statement or other written information and any other document filed or supplied or required to be filed or supplied to any Governmental Entity or any other Person with respect to Taxes, including any schedule, attachment or supplement thereto, and including any amendment thereof; and

          (w)  "Taxes" means (w) all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, stock, ad valorem, transfer, transaction, franchise, profits, gains,

  registration, license, wages, lease, service, service use, employee and other withholding, social security, unemployment, welfare, disability, payroll, employment, excise, severance, stamp, environmental, occupation, workers' compensation, premium, real property, personal property, escheat or unclaimed property, windfall profits, net worth, capital, value-added, alternative or add-on minimum, customs duties, estimated and other taxes, fees, assessments, charges or levies of any kind whatsoever (whether imposed directly or through withholding and including taxes of any third party in respect of which a Person may have a duty to collect or withhold and remit and any amounts resulting from the failure to file any Tax Return), whether disputed or not, together with any interest and any penalties, additions to tax or additional amounts with respect thereto; (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of Law; and (iii) any liability for the payment of amounts described in clauses (i) or (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person.

          (x)   "Transaction Expenses" with respect to the Company, on the one hand, and Parent and Assertio, on the other hand, means: (a) all of the fees, costs and expenses that are (x) incurred by such Person and its Subsidiaries in connection with the negotiation, preparation or execution of this Agreement or the performance or consummation of the transaction contemplated hereby and (y) payable to attorneys, investment bankers, financial advisors or accountants, in each case, to the extent unpaid by such Person and its Subsidiaries as of immediately prior to the Effective Time and (b) any other expenses expressly set forth on Section 9.3(v) of the Company Disclosure Letter.

          (y)   "Willful and Material Breach" means a deliberate act or failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, with the actual knowledge that the taking of such action or failure to take such action would constitute or cause a material breach of this Agreement.

        Section 9.4    Interpretation.     When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word "including" and words of similar import when used in this Agreement will mean "including, without limitation," unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term "or" is not exclusive. The word "will" shall be construed to have the same meaning and effect as the word "shall." References to days mean calendar days unless otherwise specified. The parties hereto agree and acknowledge that for a document to be "made available" to a party hereunder with respect to the representations and warranties in Article IV and Article V means (i) with respect to the Company, that Assertio or its agents have posted such information or documentation to the Project Zebra—2020 and (ii) with respect to Parent, Assertio or Merger Sub, that the Company or its agents have posted such information or documentation to the ASRT 2020 Dataroom, in each case by 11:59 p.m., Eastern Time, on March 13, 2020.

        Section 9.5    Entire Agreement.     This Agreement (including the Exhibits hereto), the Company Disclosure Letter, the Assertio Disclosure Letter and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

        Section 9.6    No Third Party Beneficiaries.

          (a)   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except as provided in Section 6.9.

          (b)   The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        Section 9.7    Governing Law.     This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

        Section 9.8    Submission to Jurisdiction.     Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        Section 9.9    Assignment; Successors.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

        Section 9.10    Specific Performance.     The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of this Agreement pursuant to Section 8.1, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

        Section 9.11    Currency.     All references to "dollars" or "$" or "US$" in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.

        Section 9.12    Severability.     Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

        Section 9.13    Waiver of Jury Trial.     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 9.14    Counterparts.     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

        Section 9.15    Facsimile or .pdf Signature.     This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

        Section 9.16    No Presumption Against Drafting Party.     Each of Parent, Assertio, Merger Sub and the Company acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

[The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ALLIGATOR ZEBRA HOLDINGS, INC.
By:	/s/ DAN PEISERT
	Name:	Dan Peisert
	Title:	Chief Financial Officer
ASSERTIO THERAPEUTICS, INC.
By:	/s/ DAN PEISERT
	Name:	Dan Peisert
	Title:	Chief Financial Officer
ZEBRA MERGER SUB, INC.
By:	/s/ DAN PEISERT
	Name:	Dan Peisert
	Title:	Chief Financial Officer
ALLIGATOR MERGER SUB, INC.
By:	/s/ DAN PEISERT
	Name:	Dan Peisert
	Title:	Chief Financial Officer
ZYLA LIFE SCIENCES
By:	/s/ TODD N. SMITH
	Name:	Todd N. Smith
	Title:	Preside and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

ANNEX B

March 16, 2020

Board of Directors
Assertio Therapeutics, Inc.
100 South Saunders Road, Suite 300
Lake Forest, IL 60045

Members of the Board:

        Stifel, Nicolaus & Company, Incorporated ("Stifel" or "we") has been advised that Assertio Therapeutics, Inc. ("Assertio") is considering entering into an Agreement and Plan of Merger (the "Merger Agreement") with Zyla Life Sciences ("Seller"), Alligator Zebra Holdings, Inc., a wholly-owned subsidiary of Assertio ("Parent"), Zebra Merger Sub, Inc., a wholly-owned subsidiary of Parent ("Merger Sub"), and Alligator Merger Sub, Inc. a wholly-owned subsidiary of Parent ("Assertio Merger Sub"), pursuant to which Merger Sub will be merged with and into Seller (the "Merger"), with Seller continuing as the surviving corporation, and each outstanding share of Seller's common stock (excluding any shares held in the treasury of Seller or owned, directly or indirectly, by Parent or Merger Sub and any Dissenting Shares (as defined in the Merger Agreement)) (the "Shares") will be converted into the right to receive 2.5 shares of Parent's common stock (the "Parent Common Stock"), on terms and conditions more fully set forth in the Merger Agreement (the aggregate number of shares of Parent Common Stock so issuable in the Merger to holders of Shares, the "Merger Consideration").

        We have further been advised that, as a condition to the consummation of the Merger, Assertio Merger Sub will merge with and into Assertio, each share of common stock of Assertio will be converted into the right to receive one share of Parent Common Stock and Assertio will become a wholly-owned subsidiary of Parent (collectively, the "Assertio Reorganization").

        We also have been advised that, concurrently with the consummation of the Merger, Seller will amend its Indenture, dated as of July 31, 2019, by and among Seller, certain guarantors and U.S. Bank National Association on the terms described to us by the management of Assertio (the "Seller Indenture Amendment").

        The Board of Directors of Assertio (the "Board") has requested Stifel's opinion, as investment bankers, as to the fairness, from a financial point of view, to Assertio of the Merger Consideration to be issued by Parent in the Merger pursuant to the Merger Agreement (the "Opinion").

        In rendering our Opinion, we have, among other things:

  (i)
  reviewed the financial terms contained in a draft dated March 15, 2020 of the Merger Agreement;

  (ii)
  reviewed certain publicly available financial and other information for Assertio and Seller, respectively, and certain other relevant financial and operating data of Assertio and Seller furnished to Stifel by the management of Assertio and Seller, respectively, and utilized per the instruction of Assertio;

  (iii)
  reviewed and analyzed certain relevant historical financial and operating data concerning Assertio and Seller furnished to us by the management of Assertio and Seller, respectively, and utilized per the instruction of Assertio;

  (iv)
  reviewed and analyzed certain internal financial analyses, financial projections, reports and other information concerning Assertio and Seller prepared by the management of Assertio, including projections for each of Assertio and Seller provided by the management of Assertio (the "Assertio Projections" and the "Seller Projections," respectively), and utilized per instruction of Assertio;

  (v)
  reviewed pro forma projections for Assertio and Seller giving effect to the Merger (the "Pro Forma Projections"), provided to us by the management of Assertio, and utilized per instruction of Assertio;

  (vi)
  discussed with certain members of the management of Assertio the historical and current business operations, financial condition and prospects of Assertio and Seller and such other matters as Stifel deemed relevant;

  (vii)
  reviewed and analyzed certain operating results of Assertio and Seller as compared to the operating results and the reported price and trading histories of certain publicly traded companies that Stifel deemed relevant;

  (viii)
  reviewed and analyzed certain financial terms of the Merger as compared to the financial terms of certain selected business combinations that Stifel deemed relevant for Seller;

  (ix)
  reviewed and analyzed, based on the Assertio Projections and the Seller Projections, the cash flows generated by Assertio and Seller on stand-alone bases to determine the respective present values of those discounted cash flows;

  (x)
  reviewed certain pro forma financial effects of the Merger;

  (xi)
  considered the results of Assertio's efforts and our efforts, at the direction of Assertio, to explore certain strategic and financial alternatives potentially involving selected third parties with respect to a transaction involving Assertio and its assets; and

  (xii)
  reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as we deemed relevant for purposes of our Opinion. In addition, we took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our general knowledge of the industry in which Assertio and Seller operate.

        In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of Assertio or Seller, or that was otherwise reviewed by Stifel, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts and projections supplied to us by Assertio (including, without limitation, the Assertio Projections (which Assertio Projections include, without limitation, projections with respect to payments to be received by Assertio pursuant to its prior sale of its Gralise product), the Seller Projections and the Pro Forma Projections), we have assumed, at the direction of Assertio, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Assertio as to the future operating and financial performance of Assertio and Seller, as applicable, and that they provided a reasonable basis upon which we could form our opinion. Without limiting the generality of the foregoing, we have relied upon and assumed, at the direction of Assertio, the accuracy and completeness of the stand-alone balance sheet as at March 31, 2020, of each of Assertio and Seller, in each case as provided to us by management of Assertio, including, without limitation, that all of the outstanding convertible notes of Assertio will be repurchased by Assertio prior to such date. All such forecasts and projections were not prepared with the expectation of public disclosure. All such forecasted and projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such forecasted and projected financial information. Stifel has relied on this forecasted and projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel expresses no opinion as to the Assertio Projections, the Seller Projections, the Pro Forma Projections, or any other estimates, forecasts or projections or the assumptions on which they were made. Stifel also has relied upon and assumed, without independent verification, at the direction of Assertio, the value of Assertio's investment in NES Therapeutics, Inc. and the valuation of Assertio's warrant to acquire shares of the common stock of Collegium Pharmaceutical, Inc., in each case as provided by Assertio management.

        We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Assertio or Seller since the date of the last financial statements of each company made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of either Assertio's or Seller's assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

        We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, we have assumed that the definitive Merger Agreement will not differ materially from the draft we reviewed. We have also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement and by the management of Assertio, without any waiver of material terms or conditions by Assertio or any other party and without any anti-dilution or other adjustment to the Merger Consideration, that obtaining any necessary regulatory or other approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on Assertio, Seller or the Merger, and that the Assertio Reorganization and the Seller Indenture Amendment will be consummated on the terms described to us by the management of Assertio. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal, state and foreign statutes, rules and regulations. We have further assumed that Assertio has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Assertio, the Merger and the Merger Agreement.

        Our Opinion is limited to whether, as of the date hereof, the Merger Consideration to be issued by Parent is fair to Assertio, from a financial point of view, and does not address any other terms, aspects or implications of the Merger including, without limitation, the form or structure of the Merger, any consequences of the Merger on Assertio, Parent or Seller or their stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Without limiting the generality of the foregoing (including without limitation our assumptions regarding the consummation of the Assertio Reorganization and the Seller Indenture Amendment), our opinion does not address any terms, aspects or implications of the Assertio Reorganization or the Seller Indenture Amendment. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or Assertio; (ii) the legal, financial reporting, tax, accounting or regulatory consequences of the Assertio Reorganization or the Merger on Assertio, Parent or the holders of Assertio's or Parent's capital stock, including, without limitation, whether or not the Merger will qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code or as a transaction qualifying for nonrecognition of gain and loss under Section 351 of the Internal Revenue Code; (iii) the fairness of the amount or nature of any compensation to any of Assertio's or Parent's officers, directors or employees, or class of such persons, relative to the compensation to the holders of Assertio's or Parent's securities; or (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of Assertio or Parent, or any class of securities of any other party to any transaction contemplated by the Merger Agreement. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which Assertio's or Seller's securities will trade following public announcement of the Merger or at which Parent's securities will trade following consummation of the Merger.

        Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of Assertio or its advisors, or information otherwise reviewed by Stifel as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that Stifel does not have any obligation to update, revise or reaffirm this Opinion. Further, as the Board is aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on Assertio, Parent, Seller or the Merger. Our Opinion is for the information of, and directed to, the Board for its information and assistance in connection with its consideration of the financial terms of the Merger. Our Opinion does not constitute a recommendation to the Board or any other person as to how the Board or any other person should vote or otherwise act on the Merger or any other matter or to any stockholder of Assertio, Parent or Seller as to how any such holder should vote or act with respect to the Merger or any other matter, or whether or not any stockholder of Assertio, Parent or Seller should enter into a voting, shareholders', or affiliates' agreement with respect to the Merger or exercise any dissenters' or appraisal rights that may be available to such holder. In addition, the Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to Assertio or Parent and does not address the underlying business decision of the Board, Assertio or Parent to proceed with or effect the Merger.

        We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the various federal banking agencies, the Securities and Exchange Commission (the "SEC"), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of Assertio, Parent or Seller.

        Stifel, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to Assertio in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the completion of the Merger (the "Advisory Fee"). We also will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Merger (the "Opinion Fee"), provided that such Opinion Fee is creditable against any Advisory Fee. In addition, Assertio has agreed to indemnify us for certain liabilities arising out of our engagement. Stifel acted as financial advisor to Assertio in connection with its sale of certain assets of its NUCYNTA business to Collegium Pharmaceutical, Inc. in February 2020

(the "NUCYNTA Sale"), for which Stifel is entitled to receive or has received compensation. Following consummation of the Merger, we may be entitled to receive an additional fee under certain circumstances arising from our services as financial advisor in connection with the NUCYNTA Sale and the Merger. There are no other material relationships that existed during the two years prior to the date of this Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger, provided that Stifel may seek to provide investment banking services to Assertio or Seller or their affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel and our clients may transact in the equity securities of Assertio, Parent or Seller and may at any time hold a long or short position in such securities.

        Stifel's Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent, except in accordance with the terms and conditions of Stifel's engagement letter with Assertio.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be issued by Parent in the Merger pursuant to the Merger Agreement is fair to Assertio, from a financial point of view.

Very truly yours,

/s/

STIFEL, NICOLAUS & COMPANY, INCORPORATED

ANNEX C

March 16, 2020

Board of Directors (in its capacity as such)
Zyla Life Sciences, Inc.
600 Lee Road Suit 100
Wayne, Pennsylvania 19087

Members of the Board of Directors:

        We understand that Zyla Life Sciences, Inc., a Delaware corporation (the "Company"), proposes to enter into an Agreement and Plan of Merger, expected to be dated as of March 16, 2020 (the "MergerAgreement"), by and among Alligator Zebra Holdings, Inc., a Delaware corporation ("Parent"), Assertio Therapeutics, Inc., a Delaware corporation ("Assertio"), Zebra Merger Sub, Inc., a Delaware corporation ("Merger Sub"), Alligator Merger Sub, Inc., a Delaware corporation ("Assertio Merger Sub"), and the Company, pursuant to which, following a holding company reorganization pursuant to which Assertio becomes a wholly-owned subsidiary of Parent (the "Assertio Reorganization"), Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger and a wholly-owned subsidiary of Parent. As a result of the Merger, (i) each share of common stock, par value $0.001 per share, of the Company (the "Company Common Stock"), other than Dissenting Shares (as defined below) and the Excluded Shares (as defined below), shall be converted into and become exchangeable for 2.5 shares (the "Exchange Ratio") of common stock, par value $0.0001 per share, of Parent (the "Parent Common Stock"); (ii) all outstanding Company Options (as defined in the Merger Agreement) shall be converted into options to purchase shares of Parent Common Stock (a "Parent Option"), equal to (x) the number of shares of Company Common Stock subject to the corresponding Company Option immediately prior to the Effective Time (as defined in the Merger Agreement) multiplied by (y) the Exchange Ratio, rounded, if necessary, to the nearest whole share of Parent Common Stock, and such Parent Option shall have an exercise price per share (rounded to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock otherwise purchasable pursuant to the corresponding Company Option divided by (B) the Exchange Ratio; (iii) each outstanding Company Restricted Stock Unit (as defined in the Merger Agreement) shall be cancelled and, in exchange therefor, Parent shall deliver a number of shares of fully vested Parent Common Stock (rounded to the nearest whole share) equal to the product of (x) the number of shares of Company Common Stock covered by such Company Restricted Stock Unit, and (y) the Exchange Ratio; (iv) each outstanding Company Performance Stock Unit (as defined in the Merger Agreement) shall be cancelled and, in exchange therefor, Parent shall deliver to each former holder thereof a number of shares of Parent Common Stock (rounded to the nearest whole share) equal to the product of (x) the number of shares of Company Common Stock covered by such Company Performance Stock Unit, and (y) the Exchange Ratio; and (v) unless otherwise elected by the holder of any Company Warrant (as defined in the Merger Agreement), for each Company Warrant that is issued and outstanding immediately prior to the Effective Time, Parent shall issue a replacement warrant that complies with and satisfies the terms and conditions of the applicable warrant agreement between the Company and the holder of such Company Warrant providing that such Replacement Warrant shall be exercisable for a number of shares of Parent Common Stock equal to the product (rounded to the nearest whole number) of (x) the number of shares of Company Common Stock that would have been issuable upon exercise of the Company Warrant, and (y) the Exchange Ratio, at an exercise price of $0.0004 per share of Parent Common Stock. As used herein, (i) "Dissenting Shares" shall mean each share of the Company Common Stock (other than Excluded Shares) outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such shares of the Company Common Stock in accordance with Section 262 of the Delaware General Corporation Law, (ii) "Excluded Shares" shall mean each share of Company Common Stock held in the treasury of the Company or owned, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time, and (iii) as the context requires, "Parent" shall mean Parent and its subsidiaries, including Assertio, giving effect to the Assertio Reorganization; the terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        We also understand that the Merger Agreement contemplates that, in connection with the execution and delivery of the Merger Agreement, certain stockholders of the Company (the "Company SupportingStockholders") will enter into a Voting and Support Agreement, dated as of the date of the Merger Agreement, by and between Parent and each such stockholder (the "Company SupportAgreements"), pursuant to which such stockholders will agree, among other things, to vote their shares of Company Common Stock in favor of the Merger.

        The Board of Directors (in its capacity as such) (the "Board") has requested our opinion, as investment bankers, as to the fairness, from a financial point of view and as of the date hereof, of the Exchange Ratio to the holders of shares of Company Common Stock (other than holders of Dissenting Shares and Excluded Shares and the Company Supporting Stockholders and their respective affiliates).

        In the course of performing our review and analyses for rendering the opinion set forth below, we have:

  (i)
  reviewed the financial terms contained in a draft copy of the Merger Agreement, dated as of March 14, 2020, which was the most recent draft made available to us (the "Draft MergerAgreement');

  (ii)
  reviewed certain publicly available financial and other information concerning the Company and Parent and the industries in which they each operate;

  (iii)
  reviewed certain internal financial analyses and forecasts prepared by and provided to us by the management of the Company relating to the Company's business (the "Company Projections"), certain internal financial analyses and forecasts prepared by and provided to us by the management of Parent relating to Parent's business (the "Parent's Parent Projections") and certain internal financial analyses and forecasts prepared by and provided to us by the management of the Company relating to Parent's business (the "Company's Parent Projections" and together with the Parent's Parent Projections, the "ParentProjections"; the Company Projections and the Parent Projections are collectively referred to as the "Projections"), including estimates of certain potential benefits of the Merger prepared by the management of the Company;

  (iv)
  conducted discussions with members of senior management and representatives of each of the Company and Parent concerning the matters described in clauses (ii)-(iii) above;

  (v)
  compared the financial and operating performance of each of the Company and Parent with publicly available information concerning other publicly traded companies and reviewed the current and historical market prices of the Company Common Stock, the common stock of Assertio and certain publicly traded securities of such other companies, in each case, that we deemed relevant;

  (vi)
  reviewed and analyzed, based on each of the Company Projections and each of the Parent Projections, the projected cash flows to be generated by the Company and Parent, respectively, to determine the present value of each of the Company's and Parent's, respectively, discounted cash flows; and

  (vii)
  performed such other financial studies, analyses and investigations and considered such other information as we deemed appropriate for the purposes of the opinion set forth below.

        In arriving at the opinion set forth below, we have assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by us, and upon the assurances of the managements of the Company and Parent that they are not aware of any material relevant developments or matters related to the Company or Parent or that may affect the Merger that has been omitted or that remains undisclosed to us. The opinion set forth below does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from other advisors, and we have relied with your consent on any assessments made by such other advisors to the Company with respect to such matters. Without limiting the foregoing, we have not considered any tax effects of the Merger or the transaction structure on any person or entity. We have not conducted any independent verification of the Projections, and we express no view as to the Projections or the assumptions on which they are based and we assume no responsibility for the accuracy or completeness thereof. Without limiting the generality of the foregoing, with respect to the Projections, we have assumed, with your consent and based upon discussions with the Company's management and Parent's management, as applicable, that they have been reasonably prepared in good faith and that the Company Projections and the Parent Projections, including any estimates of certain potential benefits of the Merger prepared by the management of the Company and the timing to achieve such benefits, reflect the best currently available estimates and judgments of the management of the Company and the management of Parent, as applicable, of the future results of operations and financial performance of the Company and Parent.

        In arriving at our opinion set forth below, we have made no analysis of, and express no opinion as to, the adequacy of the reserves of the Company or Parent and have relied upon information supplied to us by the Company and Parent as to such adequacy. In addition, we have not made any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of the Company, Parent or any of their respective subsidiaries, and we have not been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company, Parent or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters either before or after the Merger. The analyses performed by us in connection with our opinion set forth below were going concern analyses. We express no opinion regarding the liquidation value of the Company, Parent or any other entity. We have assumed that there has been no material change in the assets, financial condition, business or prospects of the Company or Parent since the date of the most recent relevant financial statements made available to us. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Parent or any of their respective affiliates is a party or may be subject, and, at the direction of the Company and with its consent, our opinion set forth below makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. At your direction and with your consent, we have assumed that the ongoing litigation in which Assertio is involved will not have a material adverse effect on the financial condition, operations or prospects of Assertio. We have also assumed that neither the Company nor Parent is party to any material pending transaction that has not been disclosed to us, including, without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Assertio Reorganization and the Merger. We also have not considered any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

        We have assumed that the representations and warranties of each party contained in the Merger Agreement and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement, the Voting Agreements and any other agreement contemplated by any such agreement, and that the transactions contemplated by the Merger Agreement, including, without limitation, the Assertio Reorganization and the Merger, will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement thereof. We have assumed that the final form of the Merger Agreement will be in all respects relevant to our analysis identical to the Draft Merger Agreement. We have also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Merger will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, Parent or the benefits contemplated to be realized as a result of the Merger. We have further assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal, state, local and foreign laws, rules and regulations.

        Our opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, we do not have any obligation to update, revise or reaffirm the opinion set forth below.

        Our opinion set forth below addresses solely the fairness, from a financial point of view and as of the date hereof, of the Exchange Ratio to the holders of shares of Company Common Stock (other than holders of Excluded Shares or Dissenting Shares and the Company Supporting Stockholders and their respective affiliates) and does not address any other terms in the Merger Agreement or any other agreement contemplated by the Merger Agreement or relating to the Merger or any other aspect or implication of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or any other constituency, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger Agreement or otherwise. Our opinion set forth below does not address the Company's underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of the Company Common Stock or Parent Common Stock, will trade at any time, including following the announcement or consummation of the Merger. We have not been requested to opine as to, and our opinion set forth below does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the compensation to be paid to the stockholders of the Company in connection with the Merger or with respect to the fairness of any such compensation. We note that the Merger Agreement provides that the outstanding Company Restricted Stock Units and Company Performance Stock Units will be converted, and outstanding Company Warrants may be converted, in the Merger into a number of shares of Parent Common Stock based upon the Exchange Ratio, and we have not considered any effect of the conversion thereof on, or the fairness of such conversion to, the holders of such Company Restricted Stock Units, Company Performance Stock Units, Company Warrants or any other person.

        It is understood that this letter and the opinion set forth below are provided to the Board for its information in connection with its consideration of the Merger and may not be used for any other purpose or disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Merger if such inclusion is required by applicable law. The opinion set forth below does not constitute a recommendation to the Board or any stockholder of the Company or Parent as to how to vote or take any other action in connection with the Merger or whether any stockholder should enter into any voting, support, stockholders', affiliates' agreement with respect to the Merger or exercise any dissenter's or appraisal rights that may be available to such stockholder.

        As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. We have acted as the Company's financial advisor in connection with the Merger and will receive a fee (the "Advisory Fee") for our services, a significant portion of which is contingent upon consummation of the Merger. We will also receive a fee for rendering the opinion set forth below which is not contingent upon consummation of the Merger, but which is creditable against the Advisory Fee. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. In the two years prior to the date hereof, we have provided no investment banking and financial advisory services to the Company or Parent. We may seek to provide investment banking and/or financial advisory services to the Company, Parent or their respective affiliates in the future and would expect to receive fees for the rendering of any such services.

        The opinion set forth below was reviewed and approved by a fairness committee of MTS Securities, LLC.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the holders of shares of Company Common Stock (other than holders of Excluded Shares or Dissenting Shares and the Company Supporting Stockholders and their respective affiliates).

Very truly yours,

MTS SECURITIES, LLC

ANNEX D

Form of

CERTIFICATE OF INCORPORATION
OF
ASSERTIO HOLDINGS, INC.
(a Delaware corporation)

ARTICLE I
NAME

        The name of the corporation is Assertio Holdings, Inc. (the "Corporation").

ARTICLE II
AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV
STOCK

        Section 4.1    Authorized Stock.     The total number of shares which the Corporation shall have authority to issue is 205,000,000 of which 200,000,000 shall be designated as Common Stock, par value $0.0001 per share (the "Common Stock"), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Common Stock.

          (a)   Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

          (b)   Dividends.    Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

          (c)   Liquidation.    Upon or following the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

        Section 4.3    Preferred Stock.     The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law and the provisions of this Article IV, the Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

        Section 4.4    No Class Vote on Changes in Authorized Number of Shares of Stock.     Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
STOCKHOLDER ACTION

        Section 5.1    Action by Written Consent.     Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote by consent in accordance with Section 228 of the DGCL.

        Section 5.2    Ability of Stockholders to Call Special Meetings of Stockholders.     Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called by the Board of Directors, the Chairman of the Board, the President, or the Secretary of the Corporation, and shall be called by the Chairman of the Board or the Secretary upon the written request of the holders that own (as defined in the Bylaws of the Corporation, as amended from time (the "Bylaws")) shares that as of the record date as fixed or determined in accordance with the Bylaws to determine who may deliver a written request to call the special meeting, represented not less than 10% of the voting power of the stock entitled to vote on the matters to be considered at the proposed special meeting. Stockholder-requested special meetings shall be subject to any conditions, procedures and requirements set forth in the Bylaws. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) and this Article V, the stockholders of the Corporation shall not have the ability to call a special meeting of stockholders. Any action permitted by the Bylaws may be considered and voted upon at such stockholder-requested special meeting. For the avoidance of doubt, Preferred Stock Directors may be removed at stockholder-requested special meetings if the applicable Preferred Stock Designation so provides.

ARTICLE VI
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The Corporation hereby expressly elects that it shall not be bound or governed by, or otherwise subject to, Section 203 of the DGCL.

ARTICLE VII
EXISTENCE

        The Corporation shall have perpetual existence.

 ARTICLE VIII
AMENDMENT

        Section 8.1    Amendment of Certificate of Incorporation.     The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

        Section 8.2    Amendment of Bylaws.     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise required in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE IX
LIABILITY OF DIRECTORS

        Section 9.1    No Personal Liability.     To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

        Section 9.2    Amendment or Repeal.     Any amendment, alteration or repeal of this Article X that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

ARTICLE X
INCORPORATOR

        The name and mailing address of the incorporator are as follows:

    [                        ]

 ARTICLE XI
ELECTION OF INITIAL DIRECTORS

        The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors shall have been duly elected and qualified, are:

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        IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated:
By:
Name:
Title:

ANNEX E

Form of

BYLAWS

OF

ASSERTIO HOLDINGS, INC.

(a Delaware corporation)

ARTICLE I
CORPORATE OFFICES

        Section 1.1    Registered Office.     The registered office of Assertio Holdings, Inc., a Delaware corporation (the "Corporation") shall be fixed in the Certificate of Incorporation of the Corporation.

        Section 1.2    Other Offices.     The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        Section 2.1    Annual Meeting.     The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

        Section 2.2    Special Meeting.

          (a)   Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), a special meeting of the stockholders of the Corporation:

              (i)  may be called at any time by the Board of Directors, Chairman of the Board, the President or the Secretary of the Corporation; or

             (ii)  shall be called by the Chairman of the Board or the Secretary upon the written request or requests of one or more persons who satisfy the following requirements:

              (A)  own (as defined below) shares representing at least 10% of the voting power of the stock entitled to vote on the matters to be considered at the proposed special meeting (hereinafter, the "Requisite Percent"); and

              (B)  comply with the notice procedures set forth in this Section 2.2 with respect to any matter that is a proper subject for stockholder action under applicable law. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons.

          (b)   For purposes of satisfying the Requisite Percent under this Section 2.2:

              (i)  A person is deemed to "own" those outstanding shares of stock of the Corporation as to which such person possesses the full voting and investment rights pertaining to the shares; and

             (ii)  A person "owns" shares held in the name of a nominee or other intermediary so long as such person retains the full voting and investment rights pertaining to the shares. The person's ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

          (c)   In order for a special meeting requested by the stockholders to be called by the Chairman of the Board or the Secretary of the Corporation, one or more written requests for a special meeting (the "Special Meeting Request") shall be delivered by registered mail or personal delivery to the Chairman of the Board, the Chief Executive Officer, or the Secretary (each a "Designated Officer") and signed by stockholders (or their duly authorized agents) who own (or who are acting on behalf of persons who own) at least the Requisite Percent as of the date that is 30 days prior to delivery of the Special Meeting Request to a Designated Officer (the "Ownership Record Date"). If a record stockholder is the nominee for more than one beneficial owner of stock, the record stockholder may deliver a written request solely with respect to the capital stock of the Corporation owned by the beneficial owner who is directing the record stockholder to submit the written request. The Special Meeting Request shall: (i) state the business (including the identity of nominees for election as a director, if any) proposed to be acted on at the meeting, which shall be limited to the business set forth in the Special Meeting Request Notice received by the Secretary (the "Proposed Business"); (ii) bear the date of signature of each such stockholder (or duly authorized agent) submitting the Special Meeting Request; (iii) set forth the name and address of each stockholder submitting the Special Meeting Request, as they appear in the Corporation's books; (iv) comply with and contain the information required by Section 2.10(a) below with respect to any director nominations or other business proposed to be presented at the special meeting, and as to each stockholder requesting the meeting and each other person (including any beneficial owner) on whose behalf the stockholder is acting, other than stockholders or beneficial owners who have provided such request solely in response to any form of public solicitation for such requests, and the additional information required by Section 2.9 below; (v) include documentary evidence that the requesting stockholders own the Requisite Percent as of the Ownership Record Date; provided, however, that if the requesting stockholders are not the beneficial owners of the shares representing the Requisite Percent, then to be valid, the Special Meeting Request must also include documentary evidence of the number of shares owned by the beneficial owners on whose behalf the Special Meeting Request is made as of the Ownership Record Date; (vi) state a date, time and place requested for the special meeting which shall not be less than 35 nor more than 60 days after the receipt of the Special Meeting Request or, in the case of written requests from more than one stockholder, not less than 35 nor more than 60 days after the receipt of the written request that results in the Requisite Percent; and (vii) be received by a Designated Officer by registered mail, return receipt requested, or personal delivery within 30 days after the Ownership Record Date. The information required to be contained in Special Meeting Request shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

          (d)   Within five business days after receiving a Special Meeting Request, the Board of Directors shall determine in good faith whether the requirements for calling a special meeting of stockholders have been satisfied, and the Corporation shall notify the person or persons requesting the meeting of the Board's finding. The special meeting shall be held at the date, time and place set forth in the Special Meeting Request, and the date of the special meeting (including the date of any special meeting fixed pursuant to the proviso to this sentence) shall not be not less than 35 nor more than 60 days after the receipt of the Special Meeting Request; provided, that, if the Board determines that holding the special meeting at the date, time and place requested is not practicable, the special meeting shall be held on the nearest date, and at the nearest time and place, to the requested date, time and place that the Board determines is practicable, with the determinations by the Board pursuant to this proviso being made in good faith and based on any factors that the Board deems relevant. The record date for the special meeting shall be fixed by the Board of Directors as set forth in Section 7.6(a) below.

          (e)   Any stockholder who submitted a Special Meeting Request may revoke its written request by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation at any time prior to the stockholder-requested special meeting. A Special Meeting Request shall be deemed revoked (and any meeting scheduled in response may be cancelled) if the stockholders submitting the Special Meeting Request, and any beneficial owners on whose behalf they are acting (as applicable), do not continue to own at least the Requisite Percent at all times between the date the delivery of the Special Meeting Request and the date of the applicable stockholder-requested special meeting, and the requesting stockholder shall promptly notify the Secretary of the Corporation of any decrease in ownership of shares of stock of the Corporation that results in such a revocation. If, as a result of any revocations, there are no longer valid unrevoked written requests from the Requisite Percent of stockholders, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

          (f)    Business transacted at a stockholder-requested special meeting shall be limited to: (i) the Proposed Business stated in the valid Special Meeting Request received from the Requisite Percent of stockholders; and (ii) any additional business that the Board of Directors determines to include in the Corporation's notice of meeting.

          (g)   Except for stockholder-requested special meetings scheduled pursuant to Section 2.2(a)(ii), the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled pursuant to this Section 2.2.

        Section 2.3    Notice of Stockholders' Meetings.

          (a)   Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice. Except as otherwise required by law, notice may be given personally or by mail, or by electronic transmission to the extent permitted by Section 232 of the General Corporation Law of the State of Delaware (the "DGCL"). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address as it appears on the records of the Corporation. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 233 of the DGCL.

          (b)   When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        Section 2.4    Organization.

          (a)   Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Chief Executive Officer or, in his or her absence, by another person designated by the Board of Directors (such person being referred to as the "Meeting Chair"). The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Meeting Chair shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

          (b)   The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors or the Meeting Chair may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Meeting Chair shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the Meeting Chair, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the Meeting Chair, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the Meeting Chair shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the Meeting Chair may convene and, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The Meeting Chair, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such Meeting Chair should so declare, such nomination shall be disregarded or such other business shall not be transacted.

        Section 2.5    List of Stockholders.     The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder.

Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

        Section 2.6    Quorum.     Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Meeting Chair shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted (if so directed by the Meeting Chair).

        Section 2.7    Adjourned or Recessed Meeting.     Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any reason from time to time by the Meeting Chair, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any reason (and may be recessed if a quorum is not present or represented) from time to time by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

        Section 2.8    Voting; Proxies.

          (a)   Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

          (b)   Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by a class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter.

          (c)   Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or executed new proxy bearing a later date.

        Section 2.9    Submission of Information by Director Nominees.

          (a)   To be eligible to be a nominee for election or re-election as a director of the Corporation, a nominee, including nominees of the Corporation, must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation the following information:

              (i)  a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person consents to serving as a director if elected and (if applicable) to being named in the Corporation's proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; and

             (ii)  all completed and signed questionnaires required of the Corporation's directors (which will be provided to such person promptly following a request therefor).

          (b)   A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request, including information that is necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation or information relevant to a determination whether such person can be considered an independent director.

          (c)   Notwithstanding any other provision of these Bylaws, if a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 2.10, the questionnaires described in Section 2.9(a)(ii) above and the additional information described in Section 2.9(b) above shall be considered timely if provided to the Corporation promptly upon request by the Corporation and all information provided pursuant to this Section 2.9 shall be deemed part of the stockholder's notice submitted pursuant to Section 2.10.

        Section 2.10    Notice of Stockholder Business and Nominations.

          (a)   Annual Meeting.

              (i)  Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation's notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation's proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act).

             (ii)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth:

              (A)  as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; and (2) the information required to be submitted by nominees pursuant to Section 2.9 above;

              (B)  as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made;

              (C)  as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:

                (1)   the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial owner;

                (2)   the class or series and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting; and

                (3)   a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination or propose such business;

              (D)  as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a "control person"):

                (1)   the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting;

                (2)   a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (3)   a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation's stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (4)   a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation's stock required to approve or adopt the business to be proposed in the case of other business.

            (iii)  Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder's notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

            (iv)  This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

             (v)  Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder's notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          (b)   Special Meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting: (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above; or (iii) in the case of a stockholder-requested special meeting, by any stockholder of the Corporation pursuant to Section 2.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to such special meeting and not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding any other provision of these Bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for election to the Board of Directors or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to Section 2.2(a).

          (c)   General.

              (i)  Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise required by law, each of the Chairman of the Board of Directors, Board of Directors or the Meeting Chair shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder's representation as required by clause (a)(ii)(D)(4) of this Section 2.10). If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the Meeting Chair shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the Meeting Chair, if the stockholder does not provide the information required under Section 2.9 or clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

             (ii)  For purposes of this Section 2.10, the "close of business" shall mean 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as "beneficially owned" by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

            (iii)  Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

        Section 2.11    Action by Written Consent.

          (a)   Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer of agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this Section 2.11 within 60 days of the first date on which a written consent is so delivered to the Corporation. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Corporation. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.

          (b)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner required by this Section 2.11.

        Section 2.12    Inspectors of Election.     Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. If not previously chosen, one or more inspectors shall be appointed by the Meeting Chair if a stockholder or proxy holder so requests or if required by law. When inspectors are appointed at the request of a stockholder or proxy holder, the majority of shares represented in person or by proxy shall determine the number of inspectors that shall be chosen. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the Meeting Chair may, and shall if required by law, appoint replacement inspectors to act in their place at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

        Such inspectors shall:

          (a)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies and ballots;

          (b)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

          (c)   count and tabulate all votes and ballots; and

          (d)   certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

        Section 2.13    Meetings by Remote Communications.     The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III
DIRECTORS

        Section 3.1    Powers.     Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

        Section 3.2    Number.     Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of not fewer than five nor more than nine directors, and the exact number shall be fixed by resolution of the Board of Directors. The first Board of Directors shall consist of the person or persons elected by the incorporator or designated in the Certificate of Incorporation. The number of directors constituting the first Board of Directors shall be equal to the number of directors that are elected by the incorporator or designated in the Certificate of Incorporation.

        Section 3.3    Election, Term of Office, Vacancies and Newly Created Directorships.

          (a)   At each annual meeting of stockholders, directors shall be elected to hold office until the next annual meeting and until a successor has been duly elected and qualified. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law or resolution of the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors not caused by removal may be filled by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until a successor shall have been duly elected and qualified. The stockholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled, by the Board of Directors. No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

          (b)   In any uncontested election of directors of the Corporation, each nominee shall be elected if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election.

              (i)  Any director who is not elected by a majority of the votes cast is expected to tender his or her resignation to the Nominating/Corporate Governance Committee, after which:

              (A)  The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. In determining whether to recommend that the Board accept any resignation offer, the Nominating/Corporate Governance Committee may consider all factors that the Committee's members believe are relevant.

              (B)  The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days following certification of the election results. In deciding whether to accept the resignation offer, the Board will consider the factors considered by the Nominating/Corporate Governance Committee and any additional information and factors that the Board believes to be relevant. Thereafter, the Board will promptly publicly disclose its decision regarding the director's resignation offer (including the reason(s) for rejecting the resignation offer, if applicable).

              (C)  If the Board accepts a director's resignation offer pursuant to this process, the Nominating/Corporate Governance Committee will recommend to the Board and the Board will thereafter determine whether to fill the vacancy or reduce the size of the Board. Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either the Nominating/Corporate Governance Committee or the Board with respect to his or her own resignation offer.

             (ii)  For the purposes of this Section 3.3, an "uncontested election" means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary of the Corporation; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

          (c)   In any election of directors of the Corporation that is not an uncontested election, the nominees for election as a director shall be elected by a plurality of the votes cast.

        Section 3.4    Resignations and Removal.

          (a)   Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          (b)   Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any

  Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon.

        Section 3.5    Regular Meetings.     Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

        Section 3.6    Special Meetings.     Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

        Section 3.7    Participation in Meetings by Conference Telephone.     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

        Section 3.8    Quorum and Voting.     Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

        Section 3.9    Board of Directors Action by Written Consent Without a Meeting.     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

        Section 3.10    Chairman of the Board.     The Chairman of the Board shall preside at meetings of stockholders and directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

        Section 3.11    Rules and Regulations.     The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

        Section 3.12    Fees and Compensation of Directors.     Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. Nothing herein shall preclude any director from serving the Corporation in another capacity and receiving compensation for such service.

        Section 3.13    Emergency Bylaws.     In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV
COMMITTEES

        Section 4.1    Committees of the Board of Directors.     The Board of Directors may designate one or more committees, each such committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if one has been adopted) to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

        Section 4.2    Meetings and Action of Committees.     Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors: (a) a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; provided, however, that in no case shall a quorum be less than one-third of the directors then serving on the committee; and (b) the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

 ARTICLE V
OFFICERS

        Section 5.1    Officers.     The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person's successor shall have been duly elected and qualified, or until such person's earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

        Section 5.2    Compensation.     The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

        Section 5.3    Removal, Resignation and Vacancies.     Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

        Section 5.4    Chief Executive Officer.     The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws or determined by the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders.

        Section 5.5    President.     The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the Chief Executive Officer may from time to time determine. Unless otherwise designated by the Board of Directors, the Chief Executive Officer shall also be the President.

        Section 5.6    Chief Financial Officer.     The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.7    Vice Presidents.     Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer, the Chief Executive Officer or the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or another duly authorized officer may from time to time determine.

        Section 5.8    Treasurer.     The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer may from time to time determine. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall also be the Treasurer.

        Section 5.9    Secretary.     The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.10    Additional Matters.     The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

        Section 5.11    Checks; Drafts; Evidences of Indebtedness.     From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

        Section 5.12    Corporate Contracts and Instruments; How Executed.     Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person's office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 5.13    Signature Authority.     Unless otherwise specifically determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed: (i) by the Chief Executive Officer or the President; or (ii) by the Chief Financial Officer, any Vice President, Treasurer

or Secretary, in each case only with regard to such instruments or documents that pertain to or relate to such person's duties or business functions.

        Section 5.14    Action with Respect to Securities of Other Corporations or Entities.     The Chief Executive Officer or any other officer of the Corporation authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

        Section 5.15    Delegation.     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

        Section 6.1    Right to Indemnification.

          (a)   Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors or the Board of Directors otherwise determines that indemnification or advancement of expenses is appropriate.

          (b)   To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a "change of control" will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the "incumbent board"), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

        Section 6.2    Right to Advancement of Expenses.

          (a)   In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

          (b)   To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a). Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

        Section 6.3    Right of Indemnitee to Bring Suit.     In the event that: (a) a determination is made that the indemnitee is not entitled to indemnification, (b) payment is not timely made following a determination of entitlement to indemnification pursuant to Section 6.1(b) or (c) an advancement of expenses is not timely made under Section 6.2(b), then in each case, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

        Section 6.4    Non-Exclusivity of Rights.     The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

        Section 6.5    Insurance.     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        Section 6.6    Indemnification of Employees and Agents of the Corporation.     The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

        Section 6.7    Nature of Rights.     The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

        Section 6.8    Settlement of Claims.     Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation's written consent, which consent shall not be unreasonably withheld.

        Section 6.9    Subrogation.     In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee's own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        Section 6.10    Severability.     If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI.

ARTICLE VII
CAPITAL STOCK

        Section 7.1    Certificates of Stock.     The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 7.2    Special Designation on Certificates.     If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 7.3    Transfers of Stock.     Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the

Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

        Section 7.4    Lost Certificates.     The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

        Section 7.5    Registered Stockholders.     The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

        Section 7.6    Record Date for Determining Stockholders.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c)   Unless otherwise restricted by the Certificate of Incorporation (including any Preferred Stock Designation), in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken was delivered to the Corporation in accordance with Section 2.10. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        Section 7.7    Regulations.     To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

        Section 7.8    Waiver of Notice.     Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII
GENERAL MATTERS

        Section 8.1    Fiscal Year.     The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

        Section 8.2    Corporate Seal.     The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal (if so adopted) shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

        Section 8.3    Reliance Upon Books, Reports and Records.     Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

        Section 8.4    Subject to Law and Certificate of Incorporation.     All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

 ARTICLE IX
FORUM FOR ADJUDICATION OF DISPUTES

        Section 9.1    Forum.     Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or if such court does not have jurisdiction, another state court or a federal court located within the State of Delaware). For purposes of this Article IX, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

        Section 9.2    Consent to Jurisdiction.     If any action the subject matter of which is within the scope of this Article IX is filed in a court other than the aforementioned courts in accordance with the preceding paragraph (a "foreign action") by any current or former stockholder (including any current or former beneficial owner), such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this Article IX; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the foreign action as agent for such stockholder.

        Section 9.2    Enforceability.     If any provision of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE X
AMENDMENTS

        Section 10.1    Amendments.     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws , and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

        The foregoing Bylaws were adopted by the Board of Directors on July 24, 2018.

ANNEX F

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW RIGHTS OF APPRAISAL

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

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          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing

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  system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder's request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom

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agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of

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Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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ANNEX G

ASSERTIO THERAPEUTICS, INC.
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN

        1.    Plan.    Assertio Therapeutics, Inc., a Delaware corporation (the "Company"), originally established the 2014 Omnibus Incentive Plan (the "Original Plan"), effective as of February 19, 2014 (the "Effective Date"). The Original Plan was most recently amended and restated in its entirety effective May 7, 2019 in connection with the Company's 2019 annual meeting of stockholders. The Original Plan, as amended and restated through May 7, 2019, is hereby further amended and restated in its entirety (as amended and restated, the "Plan"). This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

        2.    Objectives.    This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

        3.    Definitions.    As used herein, the terms set forth below shall have the following respective meanings:

          "Affiliate" means an entity controlling, controlled by, or under common control with, the Company.

          "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

          "Award" means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

          "Award Agreement" means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means an Award denominated in cash.

          "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  the consummation of any merger, consolidation or similar transaction involving the Company ("Merger"), if following such Merger the holders of the Company's outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);

             (ii)  the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets, other than a transfer of the Company's assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;

            (iii)  the liquidation or dissolution of the Company;

            (iv)  the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record); or

             (v)  such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.

          Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control" of the Company or change in the "ownership of a substantial portion of the assets" of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.

          "Common Stock" means the Common Stock, par value $0.0001, of the Company.

          "Company" means Assertio Therapeutics, Inc., a Delaware corporation, or any successor thereto.

          "Consultant" means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

          "Consultant Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Covered Employee" means any Employee who is or may be a "covered employee," as defined in Code Section 162(m).

          "Director" means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

          "Director Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

          "Disability" means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company's long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

          "Dividend Equivalents" means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

          "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

          "Employee Award" means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Price" means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of "Fair Market Value" may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.

          "Grant Date" means the date an Award is granted to a Participant pursuant to this Plan.

          "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Code Section 422.

          "Marketable Securities" means a class of equity securities actively traded on an established securities exchange.

          "Nonqualified Stock Option" means an Option that is not intended to comply with the requirements set forth in Code Section 422.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

          "Participant" means an Employee, Consultant or Director to whom an Award has been made under this Plan.

          "Performance Award" means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Performance Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

          "Performance Unit Award" means an Award in the form of Performance Units.

          "Prior Plan" means the 2004 Equity Incentive Plan of Assertio Therapeutics, Inc.

          "Qualified Performance Awards" has the meaning set forth in Section 8(a)(vii)(B).

          "Restricted Stock" means a share of Common Stock that is restricted or subject to forfeiture provisions.

          "Restricted Stock Award" means an Award that results in the issuance of Restricted Stock on the Grant Date.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

          "Restricted Stock Unit Award" means an Award in the form of Restricted Stock Units.

          "Restriction Period" means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

          "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

          "Stock Award" means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

          "Stock-Based Award Limitations" has the meaning set forth in Section 5.

          "Subsidiary" means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).

        4.     Eligibility.

          (a)    Employees.    All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

          (b)    Consultants.    All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

          (c)    Directors.    All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

        The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

        5.    Common Stock Available for Awards.    Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 27,710,000 shares of Common Stock (the "Maximum Share Limit"), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.44 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.

        Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.44 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:

            (i)  Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;

           (ii)  Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and

          (iii)  Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.

        The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

        The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

        Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

          (a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;

          (b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the "Stock-Based Award Limitations"); and

          (c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.

        Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

        6.     Administration.

          (a)    Authority of the Committee.    Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more "Non-Employee Directors" as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the "performance-based compensation" exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more "outside directors" within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan's purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

          (b)    Indemnity.    No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

          (c)    Prohibition on Repricing of Awards.    Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company's shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

          (d)    Minimum Vesting Provisions.    Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant's death or disability or in the event of a Change in Control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.

        7.    Delegation of Authority.    The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

        8.     Employee Awards.

          (a)   The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

            (i)    Options.    An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.

            (ii)    Stock Appreciation Rights.    An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.

            (iii)    Stock Awards.    An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

            (iv)    Restricted Stock Unit Awards.    An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.

            (v)    Performance Unit Awards.    An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee's determination of actual performance against the performance measures and related goals established by the Committee.

            (vi)    Cash Awards.    An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

            (vii)    Performance Awards.    Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

              (A)  Nonqualified Performance Awards.    Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

              (B)  Qualified Performance Awards.    Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

      Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

              (C)  Adjustment of Performance Awards.    Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        9.     Consultant and Director Awards.

          (a)    Consultant Awards.    The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

          (b)    Director Awards.    The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award

  Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.

        10.   Award Payment; Dividends and Dividend Equivalents.

          (a)    General.    Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

          (b)    Dividends and Dividend Equivalents.    Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

        11.    Option Exercise.    The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a "Cashless Exercise Procedure"), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

        12.    Taxes.    The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee's sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        13.    Amendment, Modification, Suspension or Termination.    The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company's stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

        14.    Assignability.    Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

        15.   Adjustments.

          (a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto)) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the

  appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).

          (c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award, including each Performance Award, will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.

          (d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

          (e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

        16.    Restrictions.    No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        17.    Unfunded Plan.    This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

        18.   Code Section 409A.

          (a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant's rights to an Award.

          (b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

          (c)   If the Participant is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant's separation from service, (2) the date of the Participant's death, or (3) such earlier date as complies with the requirements of Code Section 409A.

        19.    Awards to Foreign Nationals and Employees Outside the United States.    The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

        20.    Governing Law.    This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state's conflict of laws rules.

        21.    Right to Continued Service or Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

        22.    Clawback Right.    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

        23.    Usage.    Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

        24.    Headings.    The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

        25.    Effectiveness.    The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

ANNEX H

AMENDED AND RESTATED
ASSERTIO THERAPEUTICS, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

As Amended and Restated March 25, 2020

1.     Establishment of Plan.

        Assertio Therapeutics, Inc. (the "Company") proposes to grant options for purchase of the Company's common stock (the "Common Stock") to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated 2004 Employee Stock Purchase Plan (this "Plan"). For the purposes of this Plan, "Parent Corporation" and "Subsidiary" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.     Number of Shares.

        The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be 4,200,000 (the "Share Limit"), subject to adjustments effected in accordance with Section 15 of this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan shall be counted against the Share Limit.

3.     Purpose.

        The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. For the purposes of this Plan, "employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee (as hereinafter defined), in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan, provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

4.     Administration.

        This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

5.     Eligibility.

        Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

  a)
  employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

  b)
  employees who are customarily employed for twenty (20) hours or less per week;

  c)
  employees who are customarily employed for five (5) months or less in a calendar year;

  d)
  employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

  e)
  individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

  f)
  employees who reside in countries for whom such employees' participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

6.     Offering Dates.

        The offering periods of this Plan (each, an "Offering Period") shall be of twenty-four (24) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee). Each Offering Period shall consist of four (4) six (6) month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "Offering Date." The last business day of each Purchase Period is referred to as the "Purchase Date."

        Notwithstanding the immediately preceding paragraph, beginning with the Offering Period commencing on June 1, 2012, each Offering Period shall be of six (6) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee). Each Offering Period shall consist of a six (6) month Purchase Period during which payroll deductions of the participants are accumulated under this Plan.

        For clarity, eligible employees who are participants under the Plan in any Offering Period that commenced on or before December 1, 2011, if the provisions of Section 12(c) regarding enrollment in a subsequent Offering Period apply, any eligible employee will be enrolled in a subsequent six (6) month Offering Period.

        The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

7.     Participation in this Plan.

        Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. An eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

8.     Grant of Option on Enrollment.

        Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee's payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of Common Stock), provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date. The fair market value of a share of Common Stock shall be determined as provided in Section 9 below.

9.     Purchase Price.

        The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

  a)
  the fair market value on the Offering Date; or

  b)
  the fair market value on the Purchase Date.

        For the purposes of this Plan, the term "fair market value" means, as of any date, the value of a share of the Common Stock determined as follows:

  a)
  If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bid prices on the primary exchange or system on which the Common Stock is traded or quoted;

  b)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted; or

  c)
  If the Common Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine fair market value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining fair market value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

10.   Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

  a)
  The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee. Compensation shall mean all regular straight-time gross earnings, and shall not include payments for overtime, shift premium, incentive compensation or payments, bonuses, commissions or other compensation. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

  b)
  A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company's timely receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

  c)
  A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period after the Company's timely receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

  d)
  All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  e)
  On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 9 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest, provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

  f)
  As soon as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

  g)
  During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

11.   Limitations on Shares to be Purchased.

  a)
  No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

  b)
  No participant shall be entitled to purchase more than 3,000 shares of Common Stock (the "Maximum Share Amount") on any single Purchase Date. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a new Maximum Share Amount. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

  c)
  If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable or as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

  d)
  Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.   Withdrawal.

  a)
  Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

  b)
  Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

  c)
  If the fair market value on the first day of the current Offering Period in which a participant is enrolled is higher than the fair market value on the first day of any subsequent Offering Period, the Company shall automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period shall be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

13.   Termination of Employment.

        Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.   Return of Payroll Deductions.

        In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

15.   Capital Changes.

  a)
  Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  b)
  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a Change in Control (as defined in the Company's Amended and Restated 2014 Omnibus Incentive Plan), the Board shall shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date") prior to the closing date of the Change in Control. The Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.

  c)
  The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

16.   Nonassignability.

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.   Reports.

        Individual accounts shall be maintained for each participant in this Plan. Each participant shall receive, as soon as practicable after the end of each Purchase Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

18.   Notice of Disposition.

        Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

19.   No Rights to Continued Employment.

        Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

20.   Equal Rights and Privileges.

        All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.   Notices.

        All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.   Term; Shareholder Approval.

        This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earliest to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.

23.   Designation of Beneficiary.

  a)
  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

  b)
  Such designation of beneficiary may be changed by the participant at any time by written notice. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.   Conditions upon Issuance of Shares.

        Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.   Applicable Law.

        The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

26.   Amendment or Termination.

        The Board may at any time amend, terminate or extend the term of this Plan; provided, however, that: (i) any such termination cannot affect options previously granted under this Plan; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment if such amendment would:

  a)
  increase the number of shares that may be issued under this Plan; or

  b)
  change the designation of the employees (or class of employees) eligible for participation in this Plan.

        Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

Adopted by the Board on: March 19, 2004
Approved by the shareholders on: May 27, 2004
Effective date of this Plan: May 27, 2004

Amended by the Board on: March 22, 2007, March 25, 2010, March 22, 2012, May 15, 2012, February 19, 2014 and February 12, 2016

The Plan was further amended effective August 15, 2018 in connection with the Company's name change and reincorporation.

Further amended by the Board on: March 25, 2020

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by May 19, 2020 at 10:00 A.M., EST. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/ZCOR delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ZCOR Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + For Against Abstain ForAgainst Abstain 1. To adopt the Agreement and Plan of Merger, dated as of March 16, 2020 (as it may be amended from time to time, referred to as the “Merger Agreement”), by and among Zyla Life Sciences, Assertio Therapeutics, Inc., Alligator Zebra Holdings Inc., Zebra Merger Sub and Alligator Merger Sub, Inc. 2. To approve the adjournment from time to time of the Zyla Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Zyla Special Meeting or any adjournment or postponement thereof. 3. To approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla Life Sciences to its named executive officers in connection with the merger contemplated by the Merger Agreement Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 6 0 6 3 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 038UWB MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 3. 2020 Special Meeting Proxy Card1234 5678 9012 345

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + For Against Abstain ForAgainst Abstain 1. To adopt the Agreement and Plan of Merger, dated as of March 16, 2020 (as it may be amended from time to time, referred to as the “Merger Agreement”), by and among Zyla Life Sciences, Assertio Therapeutics, Inc., Alligator Zebra Holdings Inc., Zebra Merger Sub and Alligator Merger Sub, Inc. 2. To approve the adjournment from time to time of the Zyla Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Zyla Special Meeting or any adjournment or postponement thereof. 3. To approve, on an advisory (non-binding) basis, the compensation that will or may be paid or provided by Zyla Life Sciences to its named executive officers in connection with the merger contemplated by the Merger Agreement Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 4 6 0 6 3 7 038UXB MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 3. 2020 Special Meeting Proxy Card

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.edocumentview.com/ZCOR q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2020 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — May 19, 2020 Mark Strobeck and Megan Timmins, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Zyla Life Sciences to be held virtually on Tuesday, May 19, 2020 at 10:00 a.m., EST or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — Zyla Life Sciences

2020 Virtual Special Meeting of Zyla Life Sciences’ Stockholders Tuesday, May 19, 2020 at 10:00 a.m. EST www.envisionreports.com/ZCOR The 2020 Virtual Special Meeting of Stockholders of Zyla Life Sciences will be held on Tuesday, May 19, 2020 at 10:00 a.m. EST, virtually via the internet at www.envisionreports.com/ZCOR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.edocumentview.com/ZCOR q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — May 19, 2020 Mark Strobeck and Megan Timmins, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Zyla Life Sciences to be held virtually on Tuesday, May 19, 2020 at 10:00 a.m., EST or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — Zyla Life Sciences Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ZCOR